               Filed with the Securities and Exchange Commission on May 11, 2005
                           Securities Act of 1933 Registration File No. 33-84762
                                Investment Company Act of 1940 File No. 811-8648

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]

Pre-Effective Amendment No.__                                                [ ]
Post-Effective Amendment No. 30                                              [X]

                                       and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [X]

Amendment No. 33

                        (Check appropriate box or boxes)

                                 WT MUTUAL FUND
               (Exact Name of Registrant as Specified in Charter)

                 1100 North Market Street, Wilmington, DE 19890
               (Address of Principal Executive Offices)(Zip Code)

       Registrant's Telephone Number, including Area Code: (800) 254-3948

                         Robert J. Christian, President
                            Wilmington Trust Company
                            1100 North Market Street
                              Wilmington, DE 19890
                     (Name and Address of Agent for Service)

                                    Copy to:
                            Joseph V. Del Raso, Esq.
                               Pepper Hamilton LLP
                              3000 Two Logan Square
                             Philadelphia, PA 19103

It is proposed that this filing will become effective (check the appropriate box):

[ ] immediately upon filing pursuant to paragraph (b)
[ ] on (date) pursuant to paragraph (b)
[X] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                  WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO
                     WILMINGTON BROAD MARKET BOND PORTFOLIO
                       WILMINGTON MUNICIPAL BOND PORTFOLIO
                     WILMINGTON SHORT-TERM INCOME PORTFOLIO

                                OF WT MUTUAL FUND
                                 INVESTOR SHARES

================================================================================

                          PROSPECTUS DATED JULY 1, 2005

      This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

      Please note that these Portfolios:

         -  are not bank deposits

         - are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

         -  are not federally insured

         - are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other government agency

         -  are not guaranteed to achieve their goal(s)

      Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

================================================================================

TABLE OF CONTENTS

                                    PORTFOLIO DESCRIPTIONS

A look at the goals, strategies,         Summary....................................          3
risks, expenses and financial            Performance Information....................          5
history of each Portfolio.               Fees and Expenses..........................         11
                                         Example....................................         12
                                         Investment Objectives......................         13
                                         Primary Investment Strategies..............         13
                                         Portfolio Composition......................         14
                                         Additional Risk Information................         16
                                         Financial Highlights.......................         18

                                    MANAGEMENT OF THE PORTFOLIOS

Details about the service                Investment Adviser.........................         19
providers.                               Portfolio Managers.........................         20
                                         Service Providers..........................         21

                                    SHAREHOLDER INFORMATION

Policies and instructions for            Pricing of Shares..........................         22
opening, maintaining and                 Purchase of Shares.........................         22
closing an account in any of             Redemption of Shares.......................         23
the Portfolios.                          Exchange of Shares.........................         26
                                         Distributions..............................         26
                                         Taxes......................................         27

                                    DISTRIBUTION ARRANGEMENTS

Details on the Portfolios'
distribution plans                       Rule 12b-1 Fees............................         28
and share classes.                       Share Classes..............................         28

                                    GLOSSARY........................................         29

                                    FOR MORE INFORMATION............................         31

For information about key terms and concepts, please refer to the "Glossary."

                  WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO
                     WILMINGTON BROAD MARKET BOND PORTFOLIO
                       WILMINGTON MUNICIPAL BOND PORTFOLIO
                     WILMINGTON SHORT-TERM INCOME PORTFOLIO

                                 INVESTOR SHARES

                             PORTFOLIO DESCRIPTIONS

SUMMARY

Investment Objective           - The WILMINGTON SHORT/INTERMEDIATE BOND
                                 PORTFOLIO and the WILMINGTON BROAD MARKET BOND PORTFOLIO each seeks a high total return, consistent with high current income.

                               - The WILMINGTON MUNICIPAL BOND PORTFOLIO seeks a
                                 high level of income exempt from federal income tax, consistent with the preservation of capital.

                               - The WILMINGTON SHORT-TERM INCOME PORTFOLIO
                                 seeks to preserve capital and provide current income.

Investment Focus               - Fixed income securities

Share Price Volatility         - Moderate

Principal Investment Strategy  - The WILMINGTON SHORT/INTERMEDIATE BOND
                                 PORTFOLIO invests at least 85% of its total assets in various types of investment grade fixed income securities.

                               - The WILMINGTON BROAD MARKET BOND PORTFOLIO
                                 invests at least 85% of its total assets in various types of investment grade fixed income securities.

                               - The WILMINGTON MUNICIPAL BOND PORTFOLIO invests
                                 at least 80% of its net assets in municipal securities that provide interest exempt from federal income tax.

                               - The WILMINGTON SHORT-TERM INCOME PORTFOLIO
                                 invests, under normal circumstances, invests at least 80% of its total assets in investment grade fixed-income securities such as corporate bonds, notes or commercial paper and U.S. Government obligations. The Portfolio invests primarily in short and intermediate term, investment grade, fixed income securities and may invest up to 20% of its assets in non-investment grade, fixed income securities.

                               - The investment adviser purchases securities
                                 based on their yield or potential capital appreciation, or both. The investment adviser may sell securities in anticipation of market declines, credit downgrades, or to purchase alternative fixed income investments that the investment adviser believes may perform better.

Principal Risks                The Portfolios are subject to the risks
                               summarized below which are further described under "Additional Risk Information."

                               - An investment in a Portfolio is not a deposit
                                 of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency.

                               - It is possible to lose money by investing in a
                                 Portfolio.

                               - The fixed income securities in which the
                                 Portfolios invest are subject to credit risk, prepayment risk, market risk, liquidity risk and interest rate risk. Typically, when interest rates rise, the market prices of fixed income securities go down. Securities issued by government sponsored entities are not insured or guaranteed by the U.S. Government.

                               - Non-investment grade, fixed income securities,
                                 involve greater risk of default or price changes due to the lower credit quality of the issuer than investment grade, fixed income securities. The value of lower-quality, fixed income securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to sell.

                               - The performance of a Portfolio will depend on
                                 whether or not the investment adviser is successful in pursuing the investment strategy.

Investor Profile               - Investors who want income from their
                                 investments without the volatility of an equity portfolio.

PERFORMANCE INFORMATION

                  WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO

      The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year and by showing the Portfolio's average annual returns for one year, five years and ten years, before and after taxes, compared with those of its benchmark index, the Lehman Intermediate Government/Credit Index, and the Merrill Lynch 1-10 Year U.S. Treasury Index, both broad measures of market performance. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

               ANNUAL TOTAL RETURNS FOR THE PAST CALENDAR YEAR

                                  [BAR CHART]

PERFORMANCE YEARS                      RETURNS
2004                                    __%

         CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005: ___%

BEST QUARTER                        WORST QUARTER
------------                        -------------
     __%                             _________%
(----------)                      (______________)

                                                                                                          Since
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004                                       1 Year       Inception
----------------------------------------------------                                       ------       ---------
Short/Intermediate Bond Portfolio Return Before Taxes                                         --%             --%
Return After Taxes on Distributions(1)                                                        --%             --%
Return After Taxes on Distributions and Sales of Shares(1)                                    --%             --%
Lehman Intermediate  Government/Credit Index (reflects no deduction                        _____%          _____%
for fees, expenses or taxes)(2)
Merrill  Lynch  1-10  Year  U.S.  Treasury  Index  (reflects  no                           _____%          _____%
deduction  for fees, expenses or taxes)(3)

----------
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The Lehman Intermediate Government/Credit Index is an unmanaged index of fixed rate U.S. Treasury Bonds and Notes, U.S. Government Agency obligations and investment grade corporate debt obligations with maturities between 1 and 10 years.

(3) The Merrill Lynch 1-10 Year U.S. Treasury Index is an unmanaged index of fixed rate coupon bearing U.S. Treasury securities with a maturity range of 1 to 10 years.

                     WILMINGTON BROAD MARKET BOND PORTFOLIO

    As of the date of this prospectus, the Investor Shares of the Portfolio have not commenced operations and, therefore, the Portfolio does not have a full calendar year of performance. The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio by showing changes in the Portfolio's Institutional Shares performance from calendar year to calendar year and by showing the Portfolio's Institutional Shares average annual returns for one year, five years and ten years, before and after taxes, compared with those of its benchmark index, the Lehman Government/Credit Index, and the Merrill Lynch U.S. Treasury Master Index, both broad measures of market performance. The performance shown in the bar chart and performance table are for the Institutional Shares of the Portfolio, which are not offered in this prospectus. However, the Institutional Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor Shares do not have the same expenses. Specifically, the Investor Shares are subject to a 0.25% distribution fee. Had such fee been deducted, the returns would be less. This performance information includes the performance of the Portfolio's predecessor, the Bond Fund, a collective investment fund. The Bond Fund's performance has been included for the periods prior to June 29, 1998 and has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Portfolio (i.e. adjusted to reflect expenses, absent investment advisory fee waivers). The Bond Fund was not registered as a mutual fund under the Investment Company Act of 1940 ("1940 Act"), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If the Bond Fund had been registered under the 1940 Act, its performance may have been different. Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

               ANNUAL TOTAL RETURNS FOR THE PAST 10 CALENDAR YEARS

                                  [BAR CHART]

PERFORMANCE YEAR                       RETURNS
1995                                    18.90%
1996                                     1.73%
1997                                     9.06%
1998                                     8.73%
1999                                    -2.19%
2000                                    11.91%
2001                                     7.94%
2002                                     9.67%
2003                                     4.16%
2004                                     3.74%

         CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005: -0.64%

BEST QUARTER                                    WORST QUARTER
------------                                 ------------------
    6.54%                                        _________%
(June 30, 1995)                              (________________)

INSTITUTIONAL SHARES                                                                            Since
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004                   1 Year     5 Years    June 29, 1998      10 Years(1)
----------------------------------------------------                   ------     -------    -------------      -----------
Broad Market Bond Portfolio Return Before Taxes                         3.74%      7.44%         6.06%            7.22%(2)
Return After Taxes on Distributions(3)                                  2.14%      5.26%         3.82%             N/A
Return After Taxes on Distributions and Sales of Shares(3)              2.60%      5.08%         3.81%             N/A
Lehman  Government/Credit Index (reflects no deduction for fees,        ____%      ____%         ____%            ____%
   expenses or taxes)(4)
Merrill Lynch U.S.  Treasury Master Index (reflects no deduction for    ____%      ____%         ____%            ____%
   fees, expenses or taxes)(5)

----------
(1) For periods prior to June 29, 1998, the Portfolio's predecessor, the Bond Fund, operated as a collective investment fund. As a collective investment fund, the Bond Fund was treated differently than the Portfolio for federal income tax purposes. For example, a collective investment fund does not make distributions to its investors. As a result, after-tax returns for periods prior to June 29, 1998 are not presented.

(2) This performance information reflects the performance of the Portfolio and its predecessor, the Bond Fund, and does not reflect any taxes that you may pay as a result of any distributions or sale of shares of the Portfolio.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(4) The Lehman Government/Credit Index is an unmanaged index of fixed rate U.S. Treasury Bonds and Notes, U.S. Government Agency obligations and investment grade corporate debt obligations with maturities of 1 year or greater.

(5) The Merrill Lynch U.S. Treasury Master Index is an unmanaged index of fixed rate coupon bearing U.S. Treasury securities with a maturity range of 1 to 30 years.

                       WILMINGTON MUNICIPAL BOND PORTFOLIO

      As of the date of this prospectus, the Investor Shares of the Portfolio have not commenced operations and, therefore, the Portfolio does not have a full calendar year of performance. The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio by showing changes in the Portfolio's Institutional Shares performance from calendar year to calendar year and by showing the Portfolio's Institutional Shares average annual returns for one year, five years and ten years, before and after taxes, compared with those of its benchmark index, the Lehman Short/ Intermediate Municipal Index, a broad measure of market performance. The performance shown in the bar chart and performance table are for the Institutional Shares of the Portfolio, which are not offered in this prospectus. However, the Institutional Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor Shares do not have the same expenses. Specifically, the Investor Shares are subject to a 0.25% distribution fee. Had such fee been deducted, the returns would be less. Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

               ANNUAL TOTAL RETURNS FOR THE PAST 10 CALENDAR YEARS

PERFORMANCE YEARS                      RETURNS
1995                                    14.08%
1996                                     3.51%
1997                                     7.18%
1998                                     5.24%
1999                                    -0.64%
2000                                     8.47%
2001                                     4.38%
2002                                     7.92%
2003                                     3.45%
2004                                     2.22%

         CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005: 0.90%

BEST QUARTER                                    WORST QUARTER
------------                                 ------------------
    5.86%                                        _________%
(March 31, 1995)                             (________________)

INSTITUTIONAL SHARES
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004                        1 Year        5 Years         10 years
----------------------------------------------------                        ------        -------         --------
Municipal Bond Portfolio Return Before Taxes                                2.22%          5.26%            5.51%
Return After Taxes on Distributions(1)                                      2.22%          5.22%            5.47%
Return After Taxes on Distributions and Sales of Shares(1)                  2.43%          5.03%            5.33%
The Lehman Short Intermediate Municipal Index(2)                            ____%          ____%            ____%
Lehman Quality Intermediate Municipal Index(3)                              ____%          ____%            ____%

----------
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The Lehman Short/Intermediate Municipal Index is an unmanaged index that tracks performance of municipal bonds issued after June 30, 1993 with remaining maturities of between 1 and 10 years and at least $7 million in outstanding principal. The Portfolio has determined to compare its performance to the Lehman Short/Intermediate Municipal Index based on its investment adviser's belief that this index represents a more appropriate index for comparison in light of the Index's constituent securities and construction methodology, and the Portfolio's investment strategy and holdings characteristics.

(3) The Lehman Quality Intermediate Municipal Index is an unmanaged index that tracks performance of municipal bonds issued after December 31, 1990 with remaining maturities of between 2 and 12 years and at least $5 million in outstanding principal.

                     WILMINGTON SHORT-TERM INCOME PORTFOLIO

As of the date of this Prospectus the Investor Shares of the Short-Term Income Portfolio have not yet commenced operations.

FEES AND EXPENSES

      The table below describes the fees and expenses that you may pay if you buy and hold Investor Shares of a Portfolio.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                                          Investor Shares
                                                                                          ---------------
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)           None
Maximum deferred sales charge                                                                  None
Maximum sales charge imposed on reinvested dividends (and other distributions)                 None
Redemption fee(a)                                                                              1.00%
Exchange fee(a)                                                                                1.00%

(a) Investor Shares are subject to a 1.00% fee only if redeemed or exchanged within the first 60 days after purchase. See "Redemption of Shares" and "Exchange of Shares" for additional information.

ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS):

                                        Short/Intermediate   Broad Market Bond       Municipal         Short-Term
                                          Bond Portfolio          Portfolio        Bond Portfolio   Income Portfolio
                                        ------------------   -----------------     --------------   ----------------
Management fees                                0.35%               0.35%                0.35%           0.35%
Distribution (Rule 12b-1) fees                 0.25%               0.25%                0.25%           0.25%
Other expenses                                 0.29%               0.34%                0.39%           0.41%
TOTAL ANNUAL OPERATING EXPENSES                0.89%               0.94%                0.99%           1.01% 1
Waivers/reimbursements                        (0.01)% 1                                                (0.11)% 1,2
NET EXPENSES                                   0.88%                                                    0.90% 1,2

(1) For Investor Shares of the Short-Term Income Portfolio, the investment adviser has contractually agreed to waive a portion of its advisory fee or reimburse expenses to the extent total annual operating expenses exceed 0.90%. This waiver will remain in place until July 1, 2006 unless the Board of Trustees approves its earlier termination.

(2) The administrator and accounting agent has a contractual obligation to waive certain flat rate fees associated with the Portfolios where a Class' average daily net assets is below $75 million through September 2007. As a percentage of average net assets these fees equaled 4.50%, 0.03%, and 0.06% for the Short/Intermediate Bond Portfolio, the Municipal Bond Portfolio, and the Short-Term Income Portfolio, respectively, for the fiscal year ended June 30, 2004.

EXAMPLE

      This example is intended to help you compare the cost of investing in Investor Shares of each Portfolio with the cost of investing in other mutual funds. The example below shows what you would pay if you invested $10,000 over the various time periods indicated. The example assumes that:

         -  you reinvested all dividends and other distributions;

         -  the average annual return was 5%;

         - the Portfolio's total operating expenses (reflecting applicable contractual waivers or reimbursements) are charged and remain the same over the time periods; and

         -  you redeemed all of your investment at the end of each time period.

      Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

INVESTOR SHARES                                          1 Year         3 Years         5 Years         10 Years
---------------                                          ------         -------         -------         --------
Short/Intermediate Bond Portfolio...............          $ 90            $282            $491           $1,095
Broad Market Bond Portfolio.....................          $ 70            $221            $384           $  859
Municipal Bond Portfolio........................          $ 76            $237            $411           $  918
Short-Term Income Portfolio.....................          $ 66            $220            $401           $  925

      The above example is for comparison purposes only and is not a representation of a Portfolio's actual expenses and returns of Investor Shares, either past or future.

INVESTMENT OBJECTIVES

      The WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO and the WILMINGTON BROAD MARKET BOND PORTFOLIO each seeks a high total return, consistent with high current income. The WILMINGTON MUNICIPAL BOND PORTFOLIO seeks a high level of income exempt from federal income tax, consistent with the preservation of capital. These investment objectives may not be changed without shareholder approval.

      The WILMINGTON SHORT-TERM INCOME PORTFOLIO seeks to preserve capital and provide current income. This investment objective may be changed without shareholder approval, upon 60 day's written notice to shareholders.

      There is no guarantee that any Portfolio will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES

      The WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO will normally invest at least 85% of its assets in various types of investment grade fixed income securities. The Portfolio may invest up to 10% of its assets in investment grade fixed income securities of foreign issuers. As a fundamental policy, the Portfolio will maintain a short-to-intermediate average dollar-weighted duration (2 1/2 to 4 years).

      The WILMINGTON BROAD MARKET BOND PORTFOLIO will normally invest at least 80% of its assets in various types of investment grade fixed income securities. The Portfolio may invest up to 20% of its assets in high yield bonds and preferred stocks, and up to 10% of its assets in investment grade fixed income securities of foreign issuers. As a fundamental policy, Portfolio will maintain an intermediate average dollar-weighted duration (4 to 7 years).

      The WILMINGTON MUNICIPAL BOND PORTFOLIO has a fundamental policy to invest substantially all (at least 80%) of its assets in a diversified portfolio of municipal securities that provide interest that is exempt from federal income tax. The Portfolio may invest up to 20% of its assets in other types of fixed income securities that provide income that is subject to federal tax. As a fundamental policy, the Portfolio will maintain an intermediate average dollar-weighted duration (4 to 8 years).

      The Municipal Bond Portfolio may not invest more than 25% of its assets in any one industry. Governmental issuers of municipal securities are not considered part of any industry. This 25% limitation applies to municipal securities backed by the assets and revenues of non-governmental users, such as private operators of educational, hospital or housing facilities. However, the investment adviser may decide that the yields available from concentrating in obligations of a particular market sector or political subdivision justify the risk that the performance of the Municipal Bond Portfolio may be adversely affected by such concentration. Under such market conditions, the Municipal Bond Portfolio may invest more than 25% of its assets in sectors of the municipal securities market, such as health care or housing, or in securities relating to one political subdivision, such as a given state or U.S. territory.

      Under these conditions, the Municipal Bond Portfolio's vulnerability to any special risks that affect that sector or jurisdiction could have an adverse impact on the value of an investment in the Portfolio. There are no limitations on the Municipal Bond Portfolio's investment in any one of the three general categories of municipal obligations: general obligation bonds, revenue (or special) obligation bonds and private activity bonds.

      The WILMINGTON SHORT-TERM INCOME PORTFOLIO invests at least 80% of its assets in investment grade corporate fixed income securities. The Portfolio may invest up to 20% of its assets in non-investment grade fixed income securities. The Portfolio will maintain a short average dollar-weighted duration (1 to 3 years).

PORTFOLIO COMPOSITION

      The composition of each Portfolio's holdings varies, depending upon the investment adviser's analysis of the fixed income and municipal securities market and the expected trends in those markets. The securities purchased by the Portfolio may be purchased based upon their yield (the income earned by the security) or their potential capital appreciation (the potential increase in the security's value) or both. The investment adviser seeks to protect the Portfolio's principal value by reducing fluctuations in value relative to those that may be experienced by fixed income funds with a longer average duration. This strategy may reduce the level of income attained by a Portfolio. There is no guarantee that principal value can be protected during periods of extreme interest rate volatility.

      Except for the Short-Term Income Portfolio and the Broad Market Bond Portfolio, the Portfolios invest only in securities that are rated, at the time of purchase, in the top four categories by a rating agency such as Moody's Investors Service, Inc. or Standard & Poor's Corporation. If the securities are not rated, then the investment adviser must determine that they are of comparable quality. The Broad Market Bond Portfolio and the Short-term Income Portfolio may invest up to 20% of their assets in high yield bonds and preferred stocks.

The table below shows each Portfolio's principal investments. These are the types of securities that the investment adviser believes will help a Portfolio achieve its investment objective.

                                                     Short/Intermediate       Broad Market        Municipal        Short-Term
                                                            Bond                  Bond               Bond            Income
                                                     ------------------       ------------        ---------        ----------
Asset-Backed Securities                                     [X]                    [X]                                 [X]
Bank Obligations                                            [X]                    [X]                                 [X]
Corporate Bonds, Notes and Commercial Paper                 [X]                    [X]                                 [X]
High Yield Bonds(1)                                                                [X]                                 [X]
Mortgage-Backed Securities                                  [X]                    [X]                                 [X]
Municipal Securities                                        [X]                    [X]               [X]               [X]
Obligations Issued By Supranational Agencies                [X]                    [X]                                 [X]
Preferred Stock(2)                                                                 [X]                                 [X]
U.S. Government Obligations(3)                              [X]                    [X]                                 [X]

----------
(1) High yield bonds are corporate debt securities that are rated, at the time of purchase, below the top four categories by Moody's Investor Service, Inc. (currently a rating of "Ba1" or lower) or by Standard and Poor's Corporation (currently a rating of "BB+" or lower).

(2) Preferred stocks are equity securities that pay dividends at a specified rate, and have priority over common stocks with respect to proceeds from the liquidation of a corporation's assets, but are subordinate to the claims of all creditors, including a corporation's bondholders. Preferred stocks may have a conversion feature which can tend to make the market value of a preferred stock move with the market value of the underlying common stock.

(3) U.S. Government obligations include securities issued by government-sponsored entities, such as the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, which are not issued, insured or guaranteed by the U.S. Treasury or the U.S. Government. Instruments issued by such government-sponsored entities are supported only by the credit of the issuing entity. If an issuer that is not insured or guaranteed by the U.S. Treasury or U.S. Government fails to meet its commitments, a Portfolio would not be able to assert a claim against the United States.

      Each Portfolio also may use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information ("SAI"). The investments and strategies listed above and described throughout this prospectus are those that the investment adviser will use under normal market conditions.

ADDITIONAL RISK INFORMATION

   The following is a list of certain risks that may apply to your investment in a Portfolio. Further information about investment risks is available in our SAI:

- CREDIT RISK: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

- FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country.

- GOVERNMENT OBLIGATIONS RISK: The risk that government-sponsored entities may default on a financial obligation, since their securities are not insured or guaranteed by the U.S. Treasury or the U.S. Government.

- HIGH YIELD BOND RISKS. High yield bonds are subject to the following risks normally associated with investing in fixed income securities: credit risk, interest rate risk, leverage risk, liquidity risk, and prepayment risk. However, high yield bonds (also known as junk bonds) are generally considered more risky than investment grade, fixed income securities. The total return and yield of high yield bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. High yield bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Successful investment in high yield bonds involves greater investment risk and is highly dependent on the investment adviser's credit analysis and market analysis. A real or perceived economic downturn or higher interest rates could cause a decline in junk bond prices by lessening the ability of bond issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than investment grade bonds. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire high yield bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or just a change in the market's psychology.

- INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values. The yield earned by a Portfolio will vary with changes in interest rates.

- LEVERAGE RISK: The risk associated with securities or practices (such as when-issued and forward commitment transactions) that multiply small market movements into larger changes in value.

- LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

- MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

- OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

- PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

- PREFERRED STOCK: The value of a preferred stock is affected by interest rates, the credit quality of the issuing corporation and any call provisions. There is also the risk that the corporation issuing the preferred stock will not make the expected dividend payments.

- VALUATION RISK: The risk that a Portfolio has valued certain of its securities at a higher price than it can sell them.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Wilmington Short/Intermediate Bond Portfolio's financial performance since its inception. Certain information reflects financial results for a single Investor Share of a Portfolio. The total return in the table represents the rate that you would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and other distributions). Financial highlights for period October 7, 2003 through June 30, 2004 have been audited by _____________, whose report, along with the Portfolio's financial statements, is included in the Investor Shares Annual Report, which is available without charge upon request. Financial highlights for the six month period ended December 31, 2004 have not been audited.

                                                                                                    For the Period
                                                                           For the Six-Month       October 7, 2003(1)
                                                                         Period Ended December         through
                                                                          31, 2004 (unaudited)      June 30, 2004
                                                                        ----------------------     ----------------
SHORT/INTERMEDIATE BOND PORTFOLIO - INVESTOR SHARES
NET ASSET VALUE - BEGINNING OF PERIOD...............................          $ 10.08                  $ 10.59
                                                                              -------                  -------
INVESTMENT OPERATIONS:
   Net investment income............................................             0.17                     0.25
   Net realized and unrealized loss on investments..................             0.12                    (0.29)
                                                                              -------                  -------
     Total from investment operations...............................             0.29                    (0.04)
                                                                              -------                  -------
DISTRIBUTIONS:
   From net investment income.......................................            (0.17)                   (0.25)
   From net realized gain...........................................            (0.03)                   (0.22)
                                                                                                       -------
     Total distributions............................................            (0.20)                   (0.47)
                                                                                                       -------
NET ASSET VALUE - END OF PERIOD.....................................          $ 10.17                  $ 10.08
                                                                              =======                  =======
TOTAL RETURN........................................................             2.87%**                 (0.36)%**
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:(2)
   Expenses:
     Including expense limitations..................................             0.86%*                   0.86%*
     Excluding expense limitations..................................             7.26%                    5.36%
   Net investment income............................................             3.28%                    3.32%
Portfolio turnover rate.............................................               18%**                    27%**
Net assets at end of period (000 omitted)...........................          $   309                  $   223

----------
*   Annualized.

**  Not annualized.

(1) Commencement of operations.

(2) During the periods shown, the Portfolio operated as a feeder fund in a master-feeder structure. The expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I - Short/Intermediate Bond Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.

                          MANAGEMENT OF THE PORTFOLIOS

      The Board of Trustees of the Portfolios has oversight responsibility of the management, activities and affairs of the Portfolios and has approved contracts with various organizations to provide, among other services, the day-to-day management required by a Portfolio and its shareholders.

INVESTMENT ADVISER

      Rodney Square Management Corporation ("RSMC"), the Portfolios' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. RSMC, subject to the general oversight of the Board of Trustees, directs the investments of each Portfolio in accordance with its investment objective, policies and limitations. In the past, RSMC has provided asset management services to individuals, personal trusts, municipalities, corporations and other organizations. Presently, RSMC provides its services exclusively to investment companies sponsored by it or its affiliates. As of March 31, 2005, RSMC had $[4.7] billion in assets under management.

      For the twelve months ended June 30, 2004, RSMC received the following advisory fees (after fee waivers) as a percentage of each Portfolio's average daily net assets:

Short/Intermediate Bond Portfolio           0.35%
Broad Market Bond Portfolio                 0.35%
Municipal Bond Portfolio                    0.35%
Short-Term Income Portfolio                 0.35%

PORTFOLIO MANAGERS

      ERIC K. CHEUNG, Vice President of RSMC, is a member of the investment team primarily responsible for the day-to-day management of the Short/Intermediate Bond, Broad Market Bond and Short-Term Income Portfolios. From 1978 until 1986, Mr. Cheung was the Portfolio Manager for fixed income assets of the Meritor Financial Group. In 1986, Mr. Cheung joined RSMC and its affiliates. In 1991, he became the Division Manager for all fixed income products.

      CLAYTON M. ALBRIGHT, III, Vice President of RSMC, is a member of the investment team primarily responsible for the day-to-day management of the Short/Intermediate Bond, Broad Market Bond and Short-Term Income Portfolios. Mr. Albright has been affiliated with RSMC and its affiliates since 1976. Since 1987, he has specialized in the management of intermediate and long-term fixed income portfolios.

      DOMINICK J. D'ERAMO, CFA, Vice President of RSMC, is a member of the investment team primarily responsible for the day-to-day management of the Short/Intermediate Bond, Broad Market Bond and Short-Term Income Portfolios. Mr. D'Eramo has been affiliated with RSMC and its affiliates since 1986 as a fixed income trader and was promoted to portfolio manager in 1990.

      LISA MORE, Vice President of RSMC, is a member of the investment team primarily responsible for the day-to-day management of the Municipal Bond Portfolio. Ms. More has been affiliated with RSMC and its affiliates since 1988. Since 1990, she has specialized in the management of municipal income portfolios.

      SCOTT EDMONDS, Vice President of RSMC is a member of the investment team primarily responsible for the day-to-day management of the Municipal Bond Portfolio. Mr. Edmonds has been affiliated with RSMC and its affiliates since 1989 as an assistant portfolio manager and was promoted to a portfolio manager in 1991.

SERVICE PROVIDERS

The chart below provides information on the primary service providers.

Asset                                                                                     Shareholder
Management                                                                                Services

           INVESTMENT ADVISER                                                                        TRANSFER AGENT

     Rodney Square Management Corp.                                                                     PFPC Inc.
        1100 North Market Street                                                                     760 Moore Road
          Wilmington, DE 19890                                                                  King of Prussia, PA 19406

                                                                                              Handles shareholder services,
  Manages each Portfolio's business and                                                        including recordkeeping and
         investment activities.                                                            statements, payment of distribution
                                                                                             and processing of buy and sell
                                                                                                        requests.

                                                          WT MUTUAL FUND

                                                WILMINGTON SHORT/INTERMEDIATE BOND
                                                            PORTFOLIO

                                                     WILMINGTON BROAD MARKET
                                                          BOND PORTFOLIO

                                                       WILMINGTON MUNICIPAL
                                                          BOND PORTFOLIO
                                                  WILMINGTON SHORT-TERM INCOME
                                                           PORTFOLIO

Fund                                                                                      Asset
Operations                                                                                Safe Keeping

            ADMINISTRATOR AND                                                                           CUSTODIAN
            ACCOUNTING AGENT

                PFPC Inc.                                                                         Wilmington Trust Company
          301 Bellevue Parkway                                                                    1100 North Market Street
          Wilmington, DE 19809                                                                      Wilmington, DE 19890

   Provides facilities, equipment and                                                        Holds each Portfolio's assets,
  personnel to carry out administrative                                                     settles all portfolio trades and
 services related to each Portfolio and                                                    collects most of the valuation data
   calculates each Portfolio's NAV and                                                        required for calculating each
             distributions.                                                                   Portfolio's NAV per share.

                                              Distribution

                                                          DISTRIBUTOR

                                              Professional Funds Distributor, LLC.
                                                      760 Moore Road
                                                  King of Prussia, PA 19406

                                              Distributes the Portfolios' shares.

                             SHAREHOLDER INFORMATION

PRICING OF SHARES

      The Portfolios value their assets based on current market values when such values are available. Prices for fixed income securities normally are supplied by an independent pricing service. Fixed income securities maturing within 60 days of the valuation date are valued at amortized cost. Any assets held by a Portfolio that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC determines the daily net asset value per share. Securities that do not have a readily available current market value are valued in good faith by, or under the direction of, the Board of Trustees. When a Portfolio uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. The Portfolios' policy is intended to result in a calculation of a Portfolio's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to a Portfolio's procedures may not accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing.

      PFPC Inc. determines the NAV per share of each Portfolio as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern time) on each business day (i.e., a day that the Exchange and the transfer agent are open for business). The NAV is calculated by adding the value of all securities and other assets in a Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in that Portfolio. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent. Shares will only be priced on business days.

PURCHASE OF SHARES

      Portfolio shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in Institutional Shares of each Portfolio is $1,000. Additional investments in a Portfolio may be made in any amount. You may purchase shares as specified below.

      You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Portfolios' distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment in the Portfolios. If you wish to purchase Portfolio shares through your account at Wilmington Trust or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

      BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Fixed Income Portfolios, indicating the name and class of the Portfolio, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Portfolio account number. When you make purchases by check, each Portfolio may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

Regular mail:                                        Overnight mail:
------------                                         --------------
Wilmington Fixed Income Portfolios                   Wilmington Fixed Income Portfolios
c/o PFPC Inc.                                        c/o PFPC Inc.
P.O. Box 9828                                        760 Moore Road
Providence, RI 02940                                 King of Prussia, PA 19406

      BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

      ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day.

      Any purchase order may be rejected if a Portfolio determines that accepting the order would not be in the best interest of the Portfolio or its shareholders.

      It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

      For information on other ways to purchase shares, including through an individual retirement account (IRA), an Automatic Investment Plan or a Payroll Investment Plan, please refer to our SAI.

REDEMPTION OF SHARES

      You may sell (redeem) your shares on any business day. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when Portfolio shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1% of the redemption amount may be charged. (See "Redemption Fees" below.) It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next business day (if received after 4:00 p.m. Eastern time, or on a non-business day), but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Portfolio's name and your account number should accompany any redemption requests.

      REDEMPTION FEES: A redemption fee of 1.00% of the total redemption amount (calculated at market value) will be imposed if you sell your shares within 60 days (the "Holding Period") of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Portfolios (a list of which is shown under the heading "EXCHANGE OF SHARES" below). This fee is paid directly to the respective Portfolio and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including (i) redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts; (ii) shares redeemed (A) via a systematic withdrawal plan approved by the adviser, (B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by the adviser, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring, (E) to effect a transfer from one retirement plan to another retirement plan in the same Portfolio, or (F) by a Portfolio to cover various fees; or (iii) shares converted from one share class to another in the same Portfolio. See "Exchange of Shares" for additional information regarding the exchange of shares of a Wilmington Portfolio.

      FREQUENT PURCHASES AND REDEMPTIONS: The Portfolios discourage frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position, including, primarily, the redemption fees set forth above and related exchanged fees set forth below. The Portfolios are not designed to accommodate market timing or short-term trading. Frequent trades into or out of a Portfolio in an effort to anticipate changes in market prices of that Portfolio's investment portfolio is generally referred to as "market timing". Each Portfolio reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange orders by market timers or by those persons a Portfolio or the Distributor believe are engaging in similar trading activity.

      Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of a Portfolio. These expenses are borne by all Portfolio shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in a Portfolio engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. Because certain of the Portfolios invest in foreign securities traded on markets which close prior to when such Portfolio determines its net asset value, market timing can cause dilution in the value of such Portfolio's shares held by other shareholders. This occurs when market timers attempt to trade Portfolio shares when the net asset value of the Portfolio does reflect the value of the underlying portfolio securities. While the Portfolios have procedures designed to adjust closing market prices of foreign securities under certain circumstances to better reflect what are believed to be the fair value of the foreign securities, they may not be accurate. See "PRICING OF SHARES" for more information. Also, because some of the Portfolios invest in high yield bonds, which may trade less frequently than investment grade bonds, frequent trading in such Portfolio's shares to take advantage of the market pricing inefficiency of such high yield bonds, may result in dilution in the value of Portfolio shares held by long-term investors. Short-term trading in such Portfolios may also increase expenses and reduce performance due to the difficulties in buying and selling less liquid high yield bonds.

      There is no guarantee that the Portfolios or their agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. The ability of the Portfolios and their agents to monitor trades that are placed through omnibus or other nominee accounts is limited in those instances in which the broker, retirement plan administrator, or fee-based program sponsor does not provide complete information to the Portfolios or their agents regarding underlying beneficial owners of Portfolio shares.

      BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Portfolio name, your account number and your name. The written instructions and signature guarantee should be mailed to:

Regular mail:                              Overnight mail:
------------                               --------------
Wilmington Fixed Income Portfolios         Wilmington Fixed Income Portfolios
c/o PFPC Inc.                              c/o PFPC Inc.
P.O. Box 9828                              760 Moore Road
Providence, RI 02940                       King of Prussia, PA 19406

      BY TELEPHONE: If you prefer to redeem your shares by telephone, you may elect to do so. However there are risks. The Portfolios have safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

      ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a signature guarantee. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares.

      If shares to be redeemed represent a recent investment made by check, each Portfolio reserves the right to withhold the redemption proceeds available until it believes that the check has been collected (which could take up to 10 days).

      SMALL ACCOUNTS: If the value of your Portfolio account falls below $500, the Portfolio may ask you to increase your balance. If the account value is still below $500 after 60 days, the Portfolio may close your account and send you the proceeds. The Portfolio will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

      For additional information on other ways to redeem shares, please refer to our SAI.

EXCHANGE OF SHARES

      You may exchange all or a portion of your shares in a Portfolio for Investor Shares of the following funds ("Wilmington Portfolios"):

      Wilmington Short/Intermediate Bond Portfolio

      Wilmington Broad Market Bond Portfolio

      Wilmington Municipal Bond Portfolio

      Wilmington Short-Term Income Portfolio

      Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

      Exchange transactions will be subject to the minimum initial investment and other requirements of the Wilmington Portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.

      FEES ON EXCHANGES: If held for more than 60 days, there is no fee when Portfolio shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "Redemption of Shares" for additional information regarding redemptions and this fee.

      To obtain prospectuses of the other Wilmington Portfolios, you may call
(800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Wilmington Portfolios may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the Wilmington Portfolio's shares to be acquired through such exchange may be legally made.

DISTRIBUTIONS

      Distributions from the net investment income of each Portfolio are declared daily as a dividend and paid monthly to you. Any net capital gain realized by a Portfolio will be distributed annually. The Short/Intermediate Bond Portfolio and the Broad Market Bond Portfolio will distribute net realized gains from foreign currency transactions, if any, after the end of the fiscal year in which the gain was realized by them.

      Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

      As long as a Portfolio meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. The Portfolios' distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Portfolio shares, are generally taxable to you as ordinary income. Each Portfolio will notify you following the end of the calendar year of the amount of dividends paid that year.

      Dividend distributions by the Municipal Bond Portfolio of the excess of its interest income on tax-exempt securities over certain amounts disallowed as deductions ("exempt-interest dividends") may be treated by you as interest excludable from your gross income. The Municipal Bond Portfolio intends to distribute income that is exempt from Federal income tax, though it may invest a portion of its assets in securities that generate taxable income. Income exempt from Federal income tax may be subject to state and local income tax. Additionally, any capital gains distributed by the Portfolio may be taxable.

      It is a taxable event for you if you sell or exchange shares of any Portfolio, including the Municipal Bond Portfolio. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

      STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

      This section is only a summary of some important income tax considerations that may affect your investment in a Portfolio. More information regarding those considerations appears in our SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

      Professional Funds Distributor, LLC ("Distributor") manages the Portfolios' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. Other than the Rule 12b-1 fees described below, the Portfolios do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

RULE 12b-1 FEES

      The Investor Shares of each Portfolio has adopted a distribution plan under Rule 12b-1 that allows a Portfolio to pay a fee to the Distributor for the sale and distribution of Investor Shares, and for services provided to shareholders of Investor Shares. Because these fees are paid out of a Portfolio's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum distribution fee that a Portfolio can charge is 0.25% of a Portfolio's average daily net assets.

SHARE CLASSES

      The Portfolios issue Investor and Institutional Shares. Each class of shares bears a pro rata portion of a Portfolio's common expenses in addition to expenses directly attributable to that class. Investor Shares pay a Rule 12b-1 distribution fee. Any investor may purchase Investor Shares. Institutional Shares are offered to retirement plans and other institutional investors.

                                    GLOSSARY

CORPORATE BONDS VS. GOVERNMENT BONDS:

Bonds issued by corporations generally pay a higher interest rate than government bonds. That's because corporate bonds are somewhat riskier than government bonds and the interest payments on government bonds are exempt from some or all taxes. For example, if you live in Delaware and buy a bond issued by the state of Delaware or by any other government or municipal agency in Delaware, your interest on the bond is exempt from state and Federal income taxes. But if your bond is issued by any state other than the one in which you reside, the interest would only be exempt from Federal income tax and you would have to pay your state income tax. Interest payments on U.S. Treasury bonds are exempt from state and local taxes.

DURATION:

Duration measures the sensitivity of fixed income securities held by a portfolio to a change in interest rates. The value of a security with a longer duration will normally fluctuate to a greater degree than will the value of a security with a shorter duration should interest rates change. For example, if interest rates were to move 1%, a bond with a 3-year duration would experience approximately a 3% change in principal value. An identical bond with a 5-year duration would experience approximately a 5% change in its principal value.

FIXED INCOME SECURITIES:

Fixed income securities are generally bonds, which is a type of security that functions like a loan. Bonds are IOUs or debt issued by private companies, municipalities or government agencies. By comparison, when you buy a stock, you are buying a ownership in a company. With a bond, your "loan" is for a specific period, usually 2 to 30 years. You receive regular interest payments at the rate stated when you bought the bond. Hence the term "fixed-income" security.

FUND EXPENSES:

Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder distribution, administration and custody services.

INDEX:

An index is a broad measure of the market performance of a specific group of securities in a particular market, or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

INVESTMENT ADVISER:

The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the mutual fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the investment adviser must follow in its management activities.

INVESTMENT GRADE SECURITIES:

Investment grade securities are securities that have been determined by a rating agency to have a medium to high probability of being paid, although there is always a risk of default. Investment grade securities are rated BBB, A, AA, or AAA by Standard & Poor's Corporation or Baa, A, Aa or Aaa by Moody's Investors Service, Inc.

MATURITY:

The final date on which the payment of a debt instrument (e.g., fixed income securities such as bonds and notes) becomes due and payable. Short-term bonds generally have maturities of up to five years; intermediate-term bonds between five and fifteen years; and long-term bonds over fifteen years.

MUNICIPAL SECURITIES:

Municipal securities are bonds issued by state and local governments to raise money for their activities.

NET ASSET VALUE OR "NAV":

      Assets - Liabilities
NAV = --------------------
       Outstanding Shares

NET INVESTMENT INCOME:

Net investment income consists of interest earned by a mutual fund on its investments less accrued expenses.

RULE 12b-1 FEES:

Rule 12b-1 fees, charged by some funds, are deducted from fund assets to pay for marketing and advertising expenses or, more commonly, to compensate sales professionals for selling fund shares.

TOTAL RETURN:

Total return is a measure of the per-share change in the total value of a fund's portfolio, including any distributions paid to you. It is measured from the beginning to the end of a specific time period.

YIELD:

Yield is a measure of the income (dividends and interest) earned by the securities in a fund's portfolio and paid to you over a specified time period. The annualized yield is expressed as a percentage of the offering price per share on a specified date.

                              FOR MORE INFORMATION

      FOR INVESTORS WHO WANT MORE INFORMATION ON THE PORTFOLIOS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

      ANNUAL/SEMI-ANNUAL REPORTS: These reports contain performance data and information on portfolio holdings, operating results, and a discussion of the market conditions and investment strategies that significantly affect the Portfolios' performance for the most recently completed fiscal year or half-year.

      STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides additional technical and legal descriptions of the Portfolios' policies, investment restrictions, risks, and business structure, including a description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' securities holdings. The information in the SAI is incorporated into this prospectus by this reference.

Copies of these documents and answers to questions about the Portfolios may be obtained without charge by contacting:

      WT Mutual Fund
      c/o PFPC Inc.
      760 Moore Road
      King of Prussia, PA 19406
      (800) 336-9970
      9:00 a.m. to 5:00 p.m. Eastern time

      WT Mutual Fund does not currently have an Internet Web site. However, reports and information about the Portfolios (including the SAI and Annual and Semi-Annual Reports) may be viewed or downloaded, free of charge, from the EDGAR database on the SEC's Internet site at http://www.sec.gov. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or, by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

      FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800)-336-9970

            The investment company registration number is 811-08648.

                     WILMINGTON PRIME MONEY MARKET PORTFOLIO
                      WILMINGTON U.S. GOVERNMENT PORTFOLIO
                         WILMINGTON TAX-EXEMPT PORTFOLIO

                                OF WT MUTUAL FUND
                                 SERVICE SHARES

                          PROSPECTUS DATED JULY 1, 2005

      This prospectus gives vital information about these money market mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

      Please note that these Portfolios:

        -  are not bank deposits

        - are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

        -  are not federally insured

        - are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other government agency

        -  are not guaranteed to achieve their goal(s)

        -  may not be able to maintain a stable $1 share price

      Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS

                                    PORTFOLIO DESCRIPTIONS

A look at the goals, strategies,                   Summary.........................................            3
risks  and expenses of each                        Performance Information.........................            5
Portfolio.                                         Fees and Expenses...............................            8
                                                   Example.........................................            8
                                                   Investment Objectives...........................            9
                                                   Primary Investment Strategies...................            9
                                                   Additional Risk Information.....................           10
                                                   Financial Highlights............................           12

                                    MANAGEMENT OF THE PORTFOLIOS

Details about the service                          Investment Adviser..............................           15
providers.                                         Service Providers...............................           16

                                    SHAREHOLDER INFORMATION

Policies and instructions for                      Pricing of Shares...............................           17
opening, maintaining and                           Purchase of Shares..............................           17
closing an account in any of                       Redemption of Shares............................           18
the Portfolios.                                    Frequent Purchases and Redemptions..............           20
                                                   Exchange of Shares..............................           20
                                                   Distributions...................................           21
                                                   Taxes...........................................           21

Details on the Portfolios'          DISTRIBUTION AND SERVICE ARRANGEMENTS
shareholder service fees,
and share classes.                                 Shareholder Service Fees........................           22
                                                   Share Classes...................................           22

                                    GLOSSARY.......................................................           23

                                    FOR MORE INFORMATION...........................................           24

For information about key terms and concepts, please refer to the "Glossary."

                     WILMINGTON PRIME MONEY MARKET PORTFOLIO
                      WILMINGTON U.S. GOVERNMENT PORTFOLIO
                         WILMINGTON TAX-EXEMPT PORTFOLIO

                                 SERVICE SHARES
                             PORTFOLIO DESCRIPTIONS

SUMMARY

Investment Objective                -    The WILMINGTON PRIME MONEY MARKET and WILMINGTON U.S. GOVERNMENT PORTFOLIOS each seek high current income, while preserving capital and liquidity.

                                    -    The WILMINGTON TAX-EXEMPT PORTFOLIO seeks high current interest income exempt from Federal income taxes while preserving principal.

Investment Focus                    -    Money market instruments

Share Price Volatility              -    Each Portfolio will strive to maintain a stable $1.00 share price.

Principal Investment Strategy       -    The WILMINGTON PRIME MONEY MARKET PORTFOLIO invests in money market instruments, including bank obligations, high quality commercial paper and U.S. Government obligations.

                                    -    The WILMINGTON U.S. GOVERNMENT PORTFOLIO invests at least 80% of its assets in
                                         U.S. Government obligations and repurchase agreements collateralized by such obligations.

                                    -    The WILMINGTON TAX-EXEMPT PORTFOLIO invests in high quality municipal obligations, municipal bonds and other instruments exempt from Federal income tax.

                                    -    In selecting securities for a Portfolio, the investment adviser seeks current income, liquidity and safety of principal. The investment adviser may sell securities if the securities are downgraded to a lower ratings category.

                                    -    Each of the WILMINGTON PRIME MONEY MARKET and the WILMINGTON TAX-EXEMPT
                                         PORTFOLIOS may invest more than 25% of its total assets in the obligations of banks, finance companies and utilities. The WILMINGTON U.S. GOVERNMENT PORTFOLIO may invest up to 20% of its total assets in the obligations of banks, finance companies and utilities.

Principal Risks                     The Portfolios are subject to the risks summarized below, which are further described under "Additional Risk Information."

                                    -    An investment in a Portfolio is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. Although each Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a
                                         Portfolio.

                                    -    The obligations in which the Portfolios invest are subject to credit risk and interest rate risk. Typically, when interest rates rise, the market prices of debt securities go down. Securities issued by government sponsored entities are not insured or guaranteed by the U.S. Government.

                                    -    The performance of a Portfolio will depend on whether or not the investment adviser is successful in pursuing the investment strategy.

Investor Profile                    -    Conservative

PERFORMANCE INFORMATION

                     WILMINGTON PRIME MONEY MARKET PORTFOLIO

      The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year. Of course, past performance does not necessarily indicate how the Portfolio will perform in the future.

             ANNUAL TOTAL RETURN FOR CALENDAR YEARS SINCE INCEPTION

                                  [BAR CHART]

PERFORMANCE YEARS                        RETURNS
2002                                      1.19%
2003                                      0.51%
2004                                      0.66%

         CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005: 0.43%

  BEST QUARTER                 WORST QUARTER
----------------            -------------------
     0.43%                         0.10%
(March 31, 2005)            (December 31, 2003)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004         1 Year         Since Inception (April 2, 2001)
----------------------------------------------------         ------         ------------------------------
Prime Money Market Portfolio - Service Shares                 0.66%                      1.25%

                      WILMINGTON U.S. GOVERNMENT PORTFOLIO

      The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year. Of course, past performance does not necessarily indicate how the Portfolio will perform in the future.

             ANNUAL TOTAL RETURN FOR CALENDAR YEARS SINCE INCEPTION

                                  [BAR CHART]

PERFORMANCE YEARS                    RETURNS
2002                                  1.04%
2003                                  0.44%
2004                                  0.61%

         CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005: 0.40%

  BEST QUARTER                 WORST QUARTER
----------------            -------------------
     0.40%                         0.09%
(March 31, 2005)            (December 31, 2003)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004          1 Year          Since Inception (April 2, 2001)
----------------------------------------------------          ------          ------------------------------
U.S. Government Portfolio - Service Shares                    0.61%                        1.14%

                         WILMINGTON TAX-EXEMPT PORTFOLIO

      The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year. Of course, past performance does not necessarily indicate how the Portfolio will perform in the future.

             ANNUAL TOTAL RETURN FOR CALENDAR YEARS SINCE INCEPTION

                                  [BAR CHART]

PERFORMANCE YEARS                    RETURNS
2002                                  0.70%
2003                                  0.28%
2004                                  0.41%

         CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005: 0.26%

  BEST QUARTER                  WORST QUARTER
---------------             --------------------
     0.26%                         0.04%
(June 30, 2005)             (September 30, 2003)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004          1 Year         Since Inception (April 2, 2001)
----------------------------------------------------          ------         -------------------------------
Tax-Exempt Portfolio - Service Shares                          0.41%                      0.74%

You may call (800) 336-9970 to obtain a Portfolio's current 7-day yield.

FEES AND EXPENSES

      The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of a Portfolio. No sales charges or other fees are paid directly from your investment.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)(1):

                                                                             U.S.
                                               Prime Money                Government                 Tax-Exempt
                                            Market Portfolio              Portfolio                  Portfolio
                                            ----------------              ----------                 ----------
Management fees                                   0.33%                     0.37%                      0.37%
Distribution (12b-1) fees                         None                      None                      None
Shareholder Service fees                          0.25%                     0.25%                      0.25%
Other expenses(2)                                 0.12%                     0.16%                      0.20%
TOTAL ANNUAL OPERATING EXPENSES                   0.70%                     0.78%                      0.82%

(1) This table and the example below each reflect the aggregate annual operating expenses of each Portfolio.

(2) "Other expenses" have been restated to reflect current fees in connection with the Portfolios' change in investment structure from a master-feeder structure to a stand-alone investment structure what invests directly in portfolio securities.

EXAMPLE

      This example is intended to help you compare the cost of investing in Service Shares of each Portfolio with the cost of investing in other mutual funds. The examples below show what you would pay if you invested $10,000 over the various time periods indicated. The example assumes that:

            -     you reinvested all dividends;

            -     the average annual return was 5%;

            - the Portfolio's total operating expenses are charged and remain the same over the time periods; and

            - you redeemed all of your investment at the end of each time period.

      Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

      SERVICE SHARES                         1 Year      3 Years      5 Years      10 Years
----------------------------                 ------      -------      -------      --------
Prime Money Market Portfolio                  $72         $224         $390         $  871
U.S. Government Portfolio                     $80         $249         $433         $  966
Tax-Exempt Portfolio                          $84         $262         $455         $1,014

      The above example of Service Shares is for comparison purposes only and is not a representation of a Portfolio's actual expenses and returns, either past or future.

INVESTMENT OBJECTIVES

      The WILMINGTON PRIME MONEY MARKET and the WILMINGTON U.S. GOVERNMENT PORTFOLIOS each seek a high level of current income consistent with the preservation of capital and liquidity. The WILMINGTON TAX-EXEMPT PORTFOLIO seeks as high a level of interest income exempt from Federal income tax as is consistent with preservation of principal.

      The investment objectives for each Portfolio may not be changed without shareholder approval. Each Portfolio is a money market fund and intends to maintain a stable $1 share price, although this may not be possible under certain circumstances. There can be no guarantee that any Portfolio will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES

      The WILMINGTON PRIME MONEY MARKET PORTFOLIO invests in:

            - U.S. dollar-denominated obligations of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and wholly-owned banking subsidiaries of foreign banks;

            - commercial paper rated at the time of purchase, in the highest category of short-term debt ratings of any two nationally recognized statistical rating organizations ("NRSRO");

            - corporate obligations having a remaining maturity of 397 calendar days or less, issued by corporations having outstanding comparable obligations that are (a) rated in the two highest categories of any two NRSROs or (b) rated no lower than the two highest long-term debt ratings categories by any NRSRO;

            -     U.S. Government obligations;

            -     high quality municipal securities; and

            - repurchase agreements that are fully collateralized by U.S. Government obligations.

      U.S. Government obligations are debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Government obligations include securities issued by government-sponsored entities, such as the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, which are not issued, insured or guaranteed by the U.S. Treasury or the U.S. Government. Instruments issued by such government-sponsored entities are supported only by the credit of the issuing entity. If an issuer that is not insured or guaranteed by the U.S. Treasury or U.S. Government fails to meet its commitments, the Portfolio would not be able to assert a claim against the United States.

      The WILMINGTON U.S. GOVERNMENT PORTFOLIO invests at least 80% of its total assets in:

            -     U.S. Government obligations; and

            - repurchase agreements that are fully collateralized by such obligations.

      U.S. Government obligations are debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Government obligations include securities issued by government-sponsored entities, such as the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, which are not issued, insured or guaranteed by the U.S. Treasury or the U.S. Government. Instruments issued by such government-sponsored entities are supported only by the credit of the issuing entity. If an issuer that is not insured or guaranteed by the U.S. Treasury or U.S. Government fails to meet its commitments, the Portfolio would not be able to assert a claim against the United States.

      The WILMINGTON TAX-EXEMPT PORTFOLIO invests in:

            -     high quality municipal obligations and municipal bonds;

            -     floating and variable rate obligations;

            -     participation interests;

            -     high quality tax-exempt commercial paper; and

            -     high quality short-term municipal notes.

      The Tax-Exempt Portfolio has adopted a policy that, under normal circumstances, at least 80% of its annual income will be exempt from Federal income tax. Additionally, at least 80% of its annual income will not be a tax preference item for purposes of the Federal alternative minimum tax.

      High quality securities include those that (1) are rated in one of the two highest short-term rating categories by two NRSROs, such as S&P, Moody's and Fitch IBCA (or by one NRSRO if only one NRSRO has issued a rating), or (2), if unrated, are issued by an issuer with comparable outstanding debt that is rated or are otherwise unrated and determined by the investment adviser to be of comparable quality.

      Each Portfolio also may invest in other securities, use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information ("SAI").

ADDITIONAL RISK INFORMATION

      The following is a list of certain risks that may apply to your investment in a Portfolio. Further information about investment risks is available in our
SAI:

            - CREDIT RISK: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

            - FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country.

            - GOVERNMENT OBLIGATIONS RISK: The risk that government-sponsored entities may default on a financial obligation, since their securities are not insured or guaranteed by the U.S. Treasury or the U.S. Government.

            - INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. The yield paid by a Portfolio will vary with changes in interest rates.

            - MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

            - PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

FINANCIAL HIGHLIGHTS

      The financial highlights tables are intended to help you understand each Portfolio's financial performance for the past 5 years or, if shorter, the period of the Portfolio's operation. Certain information reflects financial results for a single Service Share of a Portfolio. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and other distributions). Financial highlights for the period April 2, 2001 through June 30, 2001 and for the fiscal years ended June 30, 2001, 2002, 2003 and 2004 have been audited by ____________________, whose report, along with each Portfolio's financial statements, is included in the Service Shares' Annual Report, which is available without charge upon request. Financial highlights for the six-month period ended December 31, 2004 have not been audited.

                                                                                                            For the
                                                                                                            Period
                                           For the                                                          April 2,
                                          Six-Month                                                         2001(2)
                                        Period Ended            For the Fiscal Year Ended June 30           through
                                      December 31, 2004       --------------------------------------       June 30,
PRIME MONEY MARKET PORTFOLIO  -          (Unaudited)             2004           2003         2002            2001
   SERVICE SHARES                     -----------------       ----------     ----------   ----------      -----------
NET ASSET VALUE - BEGINNING OF
PERIOD..............................  $            1.00       $     1.00     $     1.00   $     1.00      $      1.00
                                      -----------------       ----------     ----------   ----------      -----------

INVESTMENT OPERATIONS:
   Net investment income............                 --(3)            --(3)        0.01         0.02             0.01
                                      -----------------       ----------     ----------   ----------      -----------

DISTRIBUTIONS:
   From net investment income.......                 --(3)            --(3)       (0.01)       (0.02)           (0.01)
   From net realized gain...........                 --               --             --           --(3)            --
                                      -----------------       ----------     ----------   ----------      -----------
     Total distributions............                 --               --          (0.01)       (0.02)           (0.01)
                                      -----------------       ----------     ----------   ----------      -----------

NET ASSET VALUE - END OF PERIOD.....  $            1.00       $     1.00     $     1.00   $     1.00      $      1.00
                                      =================       ==========     ==========   ==========      ===========

TOTAL RETURN........................               0.47%**          0.39%          0.87%        1.95%            1.01%**
RATIOS (TO AVERAGE NET
   ASSETS)/SUPPLEMENTAL DATA:(1)
   Expenses.........................               0.74%*           0.73%          0.72%        0.72%            0.72%*
   Net investment income............               0.94%*           0.39%          0.86%        1.91%            3.97%*
Net assets at end of period (000      $       2,031,444       $2,001,681     $2,354,190   $2,358,034      $ 2,155,407
omitted)............................

---------------
*     Annualized.

**    Not annualized.

(1) For the period April 2, 2001 to December 31, 2004, the Portfolio operated as a feeder fund in a master-feeder structure. During this period, the expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I - Prime Money Market Series.

(2)   Commencement of operations.

(3)   Less than $0.01 per share.

                                          For the Six-Month                                                    For the Period
                                            Period Ended            For the Fiscal Years Ended June 30,       April 2, 2001(2)
                                          December 31, 2004        -------------------------------------          through
U.S. GOVERNMENT PORTFOLIO  -                 (Unaudited)             2004           2003          2002         June 30, 2001
   SERVICE SHARES                         -----------------        --------       --------      --------      ----------------
NET ASSET VALUE - BEGINNING OF PERIOD.... $            1.00        $   1.00       $   1.00      $   1.00      $         1.00
                                          -----------------        --------       --------      --------      --------------

INVESTMENT OPERATIONS:
Net investment income....................                --(3)           --(3)        0.01          0.02                0.01
                                          -----------------        --------       --------      --------      --------------

DISTRIBUTIONS:
From net investment income...............                --(3)           --(3)       (0.01)        (0.02)              (0.01)
From net realized gain...................                --              --             --            --(3)               --
                                          -----------------        --------       --------      --------      --------------
Total distributions......................                --              --          (0.01)        (0.02)              (0.01)
                                                                   --------       --------      --------      --------------

NET ASSET VALUE - END OF PERIOD.......... $            1.00        $   1.00       $   1.00      $   1.00      $         1.00
                                          =================        ========       ========      ========      ==============

TOTAL RETURN.............................              0.46%**         0.33%          0.75%         1.79%               0.94%**
RATIOS (TO AVERAGE NET
   ASSETS)/SUPPLEMENTAL DATA:(1)
   Expenses..............................              0.79%*          0.78%          0.77%         0.78%               0.78%*
   Net investment income.................              0.91%*          0.33%          0.76%         1.78%               3.75%*
Net assets at end of period (000
omitted)................................. $         857,498        $832,314       $929,538      $974,914      $    1,120,776

---------------
*     Annualized.

**    Not annualized.

(1) For the period April 2, 2001 to December 31, 2004, the Portfolio operated as a feeder fund in a master-feeder structure. During this period, the expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I - U.S. Government Series.

(2)   Commencement of operations.

(3)   Less than $0.01 per share.

                                           For the Six-Month                                                   For the Period
                                             Period Ended             For the Fiscal Year Ended June 30        April 2, 2001
                                           December 31, 2004         --------------------------------------      2 through
TAX-EXEMPT PORTFOLIO -                        (Unaudited)              2004           2003           2002      June 30, 1002
   SERVICE SHARES                          -----------------         --------       --------       --------    --------------
NET ASSET VALUE - BEGINNING OF PERIOD....  $            1.00         $   1.00       $   1.00       $   1.00    $         1.00
                                           -----------------         --------       --------       --------    --------------

INVESTMENT OPERATIONS:
Net investment income....................                 --(3)            --(3)        0.01           0.01              0.01
                                           -----------------         --------       --------       --------    --------------

DISTRIBUTIONS:
From net investment income...............                 --(3)            --(3)       (0.01)         (0.01)            (0.01)
                                           -----------------         --------       --------       --------    --------------

NET ASSET VALUE - END OF PERIOD..........  $            1.00         $   1.00       $   1.00       $   1.00    $         1.00
                                           =================         ========       ========       ========    ==============

TOTAL RETURN.............................               0.30%**          0.21%          0.52%          1.09%             0.64%**
RATIOS (TO AVERAGE NET
   ASSETS)/SUPPLEMENTAL
   DATA:(1)
   Expenses..............................               0.81%*           0.79%          0.78%          0.78%             0.79%*
   Net investment income.................               0.60%*           0.20%          0.52%          1.08%             2.38%*
Net assets at end of period (000           $         379,209         $424,089       $525,522       $493,767    $      409,650
omitted).................................

---------------
*     Annualized.

**    Not annualized.

(1) For the period April 2, 2001 to December 31, 2004, the Portfolio operated as a feeder fund in a master-feeder structure. During this period, the expense and net investment income ratios include expenses allocated from the master fund, the WT Investment Trust I - Tax-Exempt Series.

(2)   Commencement of operations.

(3)   Less than $0.01 per share.

                          MANAGEMENT OF THE PORTFOLIOS

      The Board of Trustees for each Portfolio supervises the management, activities and affairs of the Portfolio and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Portfolio and its shareholders.

INVESTMENT ADVISER

      Rodney Square Management Corporation ("RSMC"), the Portfolios' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. RSMC, subject to the general oversight of the Board of Trustees, directs the investments of each Portfolio in accordance with its investment objective, policies and limitations. In the past, RSMC has provided asset management services to other mutual funds, individuals, personal trusts, municipalities, corporations and other organizations. Presently, RSMC provides its services exclusively to investment companies sponsored by it or its affiliates. As of March 31, 2005, RSMC had [$4.7] billion in assets under management.

      From July 1, 2003 through May 19, 2004, the Prime Money Market Portfolio, the U.S. Government Portfolio and the Tax-Exempt Portfolio paid RSMC a fee at an annual rate of 0.43%, 0.47% and 0.47%, respectively, of average daily net assets for investment advisory and certain administrative services. Effective May 20, 2004, RSMC lowered its advisory fee with respect to the Prime Money Market Portfolio, the U.S. Government Portfolio and the Tax-Exempt Portfolio such that each paid RSMC a fee an annual rate of 0.33%, 0.37% and 0.37%, respectively, of average daily net assets for investment advisory services only.

SERVICE PROVIDERS

The chart below provides information on the primary service providers.

Asset                                                                                         Shareholder
Management                                                                                    Services

            INVESTMENT ADVISER                                                                            TRANSFER AGENT

      Rodney Square Management Corp.                                                                        PFPC Inc.
         1100 North Market Street                                                                         760 Moore Road
           Wilmington, DE 19890                                                                     King of Prussia, PA 19406

                                                                                                  Handles shareholder services,
                                                                                                   including recordkeeping and
                                                                                              statements, payment of distributions
   Manages each Portfolio's investment                                                            and processing of buy and sell
               activities.                                                                                  requests.

                                                               WT MUTUAL FUND

                                                  WILMINGTON PRIME MONEY MARKET PORTFOLIO
                                                    WILMINGTON U.S. GOVERNMENT PORTFOLIO
                                                      WILMINGTON TAX-EXEMPT PORTFOLIO

Fund                                                                                          Asset
Operations                                                                                    Safe Keeping

            ADMINISTRATOR AND
             ACCOUNTING AGENT                                                                             CUSTODIAN

                PFPC Inc.                                                                            Wilmington Trust Company
           301 Bellevue Parkway                                                                      1100 North Market Street
           Wilmington, DE 19809                                                                        Wilmington, DE 19890

    Provides facilities, equipment and
  personnel to carry out administrative
  services related to each Portfolio and
   calculates each Portfolio's NAV and                                                            Holds each Portfolio's assets,
              distributions.                                                                     settles all portfolio trades and
                                                                                               collects most of the valuation data
                                                                                                  required for calculating each
                                                                                                    Portfolio's NAV per share.

                                                Distribution

                                                                DISTRIBUTOR

                                                    Professional Funds Distributor, LLC.
                                                               760 Moore Road
                                                         King of Prussia, PA 19406

                                                    Distributes the Portfolios' shares.

                             SHAREHOLDER INFORMATION

PRICING OF SHARES

      Each Portfolio uses its best effort to maintain its $1 constant share price and values its securities at amortized cost. This involves valuing a security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of fluctuating interest rates on the market value of the security. All cash, receivables and current payables are carried at their face value. Other assets, if any, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

      PFPC Inc. determines the NAV per share of the Tax-Exempt Portfolio as of 12:00 Noon Eastern time on each "business day" (i.e., a day that the New York Stock Exchange (the "Exchange") and the transfer agent are open for business). PFPC Inc. determines the NAV per share of the Prime Money Market Portfolio and U.S. Government Portfolio as of 2:00 p.m. and 4:00 p.m. Eastern time on each business day. The NAV is calculated by adding the value of all securities and other assets in a Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in that Portfolio. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent.

      PURCHASE OF SHARES

      Portfolio shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in Service Shares of each Portfolio is $1,000. Additional investments in a Portfolio may be made in any amount. You may purchase shares as specified below.

      You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Portfolios' distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment in the Portfolios. If you wish to purchase Portfolio shares through your account at Wilmington Trust or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

      BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Money Market Portfolios, indicating the name and class of the Portfolio, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Portfolio account number. When you make purchases by check, each Portfolio may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

          Regular Mail:                                  Overnight Mail:
----------------------------------             ----------------------------------
Wilmington Money Market Portfolios             Wilmington Money Market Portfolios
c/o PFPC Inc.                                  c/o PFPC Inc.
P.O. Box 9828                                  760 Moore Road
Providence, RI 02940                           King of Prussia, PA 19406

      BY WIRE: You may purchase shares by wiring federal funds. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

      ADDITIONAL INFORMATION REGARDING PURCHASES: Orders placed and payments for which are received in or converted into federal funds for your account by 12:00 Noon Eastern time for the Tax-Exempt Portfolio will be accepted at the price determined at 12:00 Noon Eastern time. Your shares will begin to accrue dividends on that business day. If your order is placed and payments are received in or converted into federal funds for your account after 12:00 Noon Eastern time your shares will begin to accrue dividends on the following business day.

      Orders placed and payments for which are received in or converted into federal funds for your account by 2:00 p.m. Eastern time for both the Prime Money Market Portfolio and the U.S. Government Portfolio will be accepted at the price determined at 2:00 p.m. Eastern time. Orders placed and payments for which are received or converted into federal funds after 2:00 p.m. and up to 4:00 p.m. will be accepted at the price determined at 4:00 p.m. In each case, shares purchased on or before 4:00 p.m. will receive the dividend declared on that business day. If your order is placed and payments are received in or converted into federal funds for your account after 4:00 p.m. your shares will begin to accrue dividends on the following business day.

      Any purchase order may be rejected if a Portfolio determines that accepting the order would not be in the best interest of the Portfolio or its shareholders.

      It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

      For information on other ways to purchase shares, including through an individual retirement account (IRA), an automatic investment plan or a payroll investment plan, please refer to our SAI.

REDEMPTION OF SHARES

      You may sell (redeem) your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. There is no fee when Portfolio shares are redeemed. It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions. Transmission of wires for redemption proceeds and eligibility with respect to dividends declared on the day of redemption are as follows (all times are Eastern time):

WILMINGTON TAX-EXEMPT PORTFOLIO

                                                                             RECEIPT OF REDEMPTION REQUEST BY FUND
                                                                    ON OR BEFORE 12:00 NOON            AFTER 12:00 NOON
                                                                    -----------------------            -----------------
On What Day Will My Redemption Proceeds Normally Be Wired to           Same Business Day               Next Business Day
My Account?

Will I Be Eligible to Receive the Day's Dividend?                              No                             Yes

WILMINGTON PRIME MONEY MARKET PORTFOLIO AND WILMINGTON U.S. GOVERNMENT PORTFOLIO

                                                                  RECEIPT OF REDEMPTION REQUEST BY FUND
                                                  ON OR BEFORE               AFTER 2:00 P.M.
                                                    2:00 P.M.               AND UP TO 4:00 P.M.          AFTER 4:00 P.M.
                                                -----------------           -------------------         -----------------
On What Day Will My Redemption Proceeds         Same Business Day           Next Business Day           Next Business Day
Normally Be Wired to My Account?

Will I Be Eligible to Receive the Day's                 No                          No                         Yes
Dividend?

      If you purchased your shares through an account at Wilmington Trust or a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Portfolio's name and your account number should accompany any redemption requests.

      BY MAIL: If you redeem your shares by mail, you must submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Portfolio name, your account number and your name. The written instructions and signature guarantee should be mailed to:

         Regular Mail:                                  Overnight Mail:
----------------------------------             ----------------------------------
Wilmington Money Market Portfolios             Wilmington Money Market Portfolios
c/o PFPC Inc.                                  c/o PFPC Inc.
P.O. Box 9828                                  760 Moore Road
Providence, RI 02940                           King of Prussia, PA 19406

      BY TELEPHONE: If you prefer to redeem your shares by telephone, you may elect to do so. However, there are certain risks. The Portfolios have certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

      ADDITIONAL INFORMATION REGARDING REDEMPTIONS: The processing of redemptions and the delivery of the proceeds may be delayed beyond the same or next business day. Among the reasons for this are days where the Exchange may be closed, when an emergency exists that makes it difficult to execute portfolio transactions or by the order of the Securities and Exchange Commission for the protection of Portfolio shareholders. Other events could cause a delay as well.

      Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares.

      If the shares to be redeemed represent a recent investment made by a check, each Portfolio reserves the right not to send the redemption proceeds until it believes that the check has been collected (which could take up to 10 days).

      SMALL ACCOUNTS: If the value of your Portfolio account falls below $500, the Portfolio may ask you to increase your balance. If the account value is still below $500 after 60 days, the Portfolio may close your account and send you the proceeds. The Portfolio will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

      For additional information on other ways to redeem shares, please refer to our SAI.

FREQUENT PURCHASES AND REDEMPTIONS

      Money market funds such as the Portfolios generally are used by investors for short-term investments, often in place of bank checking or savings accounts or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason, although the WT Mutual Fund discourages excessive trading and other abusive trading practices, WT Mutual Fund has not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to deter frequent purchases and redemptions of the Portfolios' shares. WT Mutual Fund also believes that money market funds, such as the Portfolios, are not targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, frequent purchases and redemptions of the Portfolios' shares could increase the Portfolios' transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the Portfolios, which could detract from its performance. Accordingly, the Portfolios reserve the right to refuse any purchase or exchange request. Other Portfolios or Funds in the WT Mutual Fund family that are not money market mutual funds have adopted policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds which may apply to exchanges from or into the Portfolios. If you plan to exchange your Portfolio shares for shares of another fund in the WT Mutual Fund family, please read the prospectus of that other Portfolio or Fund of WT Mutual Fund for more information.

EXCHANGE OF SHARES

      You may exchange all or a portion of your shares in a Portfolio for Service Shares of the following funds ("Wilmington Portfolios"):

      Wilmington Prime Money Market Portfolio

      Wilmington U.S. Government Portfolio

      Wilmington Tax-Exempt Portfolio

      Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter.

      Exchange transactions will be subject to the minimum initial investment and other requirements of the Wilmington Portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.

      To obtain prospectuses of the other Wilmington Portfolios, you may call
(800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Wilmington Portfolios may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the Wilmington Portfolio's shares to be acquired through such exchange may be legally made.

DISTRIBUTIONS

      Distributions from the net investment income of each Portfolio are declared daily as a dividend and paid monthly to you. Any net capital gain realized by a Portfolio will be distributed annually.

      All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

      As long as a Portfolio meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. The Portfolios' distributions of net investment income (which include net short-term capital gains), whether received in cash or reinvested in additional Portfolio shares, are taxable to you as ordinary income. Each Portfolio will notify you following the end of the calendar year of the amount of dividends paid that year.

      You will not recognize any gain or loss on the sale (redemption) or exchange of shares of a Portfolio so long as that Portfolio maintains a stable price of $1.00 a share. Dividend distributions by the Tax-Exempt Portfolio of the excess of its interest income on tax-exempt securities over certain amounts disallowed as deductions ("exempt-interest dividends") may be treated by you as interest excludable from your gross income. The Tax-Exempt Portfolio intends to distribute income that is exempt from Federal income tax, though it may invest a portion of its assets in securities that generate taxable income. Income exempt from Federal income tax may be subject to state and local income tax. Additionally, any capital gains distributed by the Tax-Exempt Portfolio may be taxable.

      STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

      This section is only a summary of some important income tax considerations that may affect your investment in a Portfolio. More information regarding those considerations appears in our SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                      DISTRIBUTION AND SERVICE ARRANGEMENTS

      Professional Funds Distributor, LLC manages the Portfolios' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Portfolios do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

SHAREHOLDER SERVICE FEES

      The Board of Trustees has adopted a shareholder service plan authorizing each Portfolio to pay service providers an annual fee not exceeding 0.25% of a Portfolio's average daily net assets of the Service Shares to compensate service providers who maintain a service relationship. Service activities provided under this plan include (a) establishing and maintaining shareholder accounts and records, (b) answering shareholder inquiries, (c) assisting in share purchases and redemptions, (d) providing statements and reports to shareholders, and (e) providing other related services requested by shareholders.

SHARE CLASSES

      The Portfolios issue Investor and Service Shares. Each class of shares bears a pro rata portion of a Portfolio's common expenses in addition to expenses directly attributable to that class. Service Shares are offered to investors who use a financial intermediary to process transactions with the Portfolios and are subject to a shareholder service fee. Investor Shares are not subject to a shareholder service fee, but are subject to a Rule 12b-1 distribution fee. Any investor may purchase Investor Shares.

                                    GLOSSARY

INVESTMENT ADVISER:

The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the mutual fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the investment adviser must follow in its management activities.

MONEY MARKET FUNDS:

Money market funds invest only in high quality, short-term debt securities, commonly known as money market instruments. Money market funds follow strict rules about credit risk, maturity and diversification of their investments. An investment in a money market fund is not a bank deposit. Although a money market fund seeks to keep a constant share price of $1.00, you may lose money by investing in a money market fund

MUTUAL FUND EXPENSES:

Unlike an index, every mutual fund has operating expenses to pay for professional advisory, distribution, administration, custody and other services. These expenses are deducted from Portfolio assets.

NET ASSET VALUE OR "NAV":

NAV  =  Assets - Liabilities
        --------------------
        Outstanding Shares

NET INVESTMENT INCOME:

Net investment income consists of interest and dividends earned by a mutual fund on its investments less accrued expenses.

YIELD:

Yield is a measure of the income (interest) earned by the securities in a fund's portfolio and paid to you over a specified time period. The annualized yield is expressed as a percentage of the offering price per share on a specified date.

                              FOR MORE INFORMATION

      FOR INVESTORS WHO WANT MORE INFORMATION ON THE PORTFOLIOS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

      ANNUAL/SEMI-ANNUAL REPORTS: These reports contain performance data and information on portfolio holdings and operating results for a Portfolio's most recently completed fiscal year or half-year. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance.

      STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides additional technical and legal descriptions of a Portfolio's policies, investment restrictions, risks, and business structure, including a description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's securities holdings. The information in the SAI is incorporated into this prospectus by this reference.

      Copies of these documents and answers to questions about the Portfolios may be obtained without charge by contacting:

      WT Mutual Fund
      c/o PFPC Inc.
      760 Moore Road
      King of Prussia, PA 19406
      (800) 336-9970
      9:00 a.m. to 5:00 p.m., Eastern time

      WT Mutual Fund does not currently maintain an Internet Web site. However, reports and information about the funds (including the SAI and Annual and Semi-Annual Reports) may be viewed or downloaded, free of charge, from the EDGAR database on the SEC's Internet site at http://www.sec.gov. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

      FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800)-336-9970.

            The investment company registration number is 811-08648.

                  WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO
                     WILMINGTON BROAD MARKET BOND PORTFOLIO
                       WILMINGTON MUNICIPAL BOND PORTFOLIO
                     WILMINGTON SHORT-TERM INCOME PORTFOLIO

                                OF WT MUTUAL FUND
                              INSTITUTIONAL SHARES

                          PROSPECTUS DATED JULY 1, 2005

      This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

      Please note that these Portfolios:

            -     are not bank deposits

            - are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

            -     are not federally insured

            - are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other government agency

            -     are not guaranteed to achieve their goal(s)

      Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS

                                          PORTFOLIO DESCRIPTIONS

A look at the goals, strategies,             Summary........................................................      3
risks, expenses and financial                Performance Information........................................      5
history of each Portfolio.                   Fees and Expenses..............................................     12
                                             Example........................................................     13
                                             Investment Objectives..........................................     13
                                             Primary Investment Strategies..................................     14
                                             Portfolio Composition..........................................     14
                                             Additional Risk Information....................................     16
                                             Financial Highlights...........................................     18

                                          MANAGEMENT OF THE PORTFOLIOS

Details about the service                    Investment Adviser.............................................     22
providers.                                   Portfolio Managers.............................................     23
                                             Service Providers..............................................     24

                                          SHAREHOLDER INFORMATION

Policies and instructions for                Pricing of Shares..............................................     25
opening, maintaining and                     Purchase of Shares ............................................     25
closing an account in any of                 Redemption of Shares...........................................     26
the Portfolios.                              Exchange of Shares.............................................     29
                                             Distributions..................................................     30
                                             Taxes..........................................................     30

                                          DISTRIBUTION ARRANGEMENTS

Details on the Portfolios'                   Share Classes..................................................     32
distribution and share classes.

                                  GLOSSARY..........................................................     33

                                  FOR MORE INFORMATION..............................................     35

For information about key terms and concepts, please refer to the "GLOSSARY."

                  WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO
                     WILMINGTON BROAD MARKET BOND PORTFOLIO
                       WILMINGTON MUNICIPAL BOND PORTFOLIO
                     WILMINGTON SHORT-TERM INCOME PORTFOLIO

                              INSTITUTIONAL SHARES

                             PORTFOLIO DESCRIPTIONS

      SUMMARY

Investment Objective    -     The WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO
                              and the WILMINGTON BROAD MARKET BOND PORTFOLIO each seeks a high total return, consistent with high current income.

                        - The WILMINGTON MUNICIPAL BOND PORTFOLIO seeks a high level of income exempt from federal income tax, consistent with the preservation of capital.

                        - The WILMINGTON SHORT-TERM INCOME PORTFOLIO seeks to preserve capital and provide current income.

Investment Focus        -     Fixed income securities

Share Price Volatility  -     Moderate

Principal Investment    -     The WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO
securities.                   invests at least 85% of its total assets in
                              Strategy various types of investment grade fixed income

                        - The WILMINGTON BROAD MARKET BOND PORTFOLIO invests at least 80% of its total assets in various types of investment grade fixed income securities.

                        - The WILMINGTON MUNICIPAL BOND PORTFOLIO invests at least 80% of its net assets in municipal securities that provide interest exempt from federal income tax.

                        - The WILMINGTON SHORT-TERM INCOME PORTFOLIO, under normal circumstances, invests at least 80% of its total assets in investment grade fixed-income securities such as corporate bonds, notes or commercial paper and U.S. Government obligations. The Portfolio invests primarily in short and intermediate term, investment grade, fixed income securities and may invest up to 20% of its assets in non-investment grade, fixed income securities.

                        - The investment adviser purchases securities based on their yield or potential capital appreciation, or both. The investment adviser may sell securities in anticipation of market declines, credit downgrades, or to purchase alternative fixed income investments that the investment adviser believes may perform better.

Principal Risks         The Portfolios are subject to the risks summarized
                        below which are further  described under  "Additional
                        Risk Information."

                        - An investment in a Portfolio is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency.

                        - It is possible to lose money by investing in a Portfolio.

                        - The fixed income securities in which the Portfolios invest are subject to credit risk, prepayment risk, market risk, liquidity risk and interest rate risk. Typically, when interest rates rise, the market prices of fixed income securities go down. Securities issued by government-sponsored entities are not insured or guaranteed by the U.S. Government.

                        - Non-investment grade, fixed income securities, involve greater risk of default or price changes due to the lower credit quality of the issuer than investment grade, fixed income securities. The value of lower-quality, fixed income securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to sell.

                        - The performance of a Portfolio will depend on whether or not the investment adviser is successful in pursuing the investment strategy.

Investor Profile        -     Investors who want income from their investments
                              without the volatility of an equity portfolio.

PERFORMANCE INFORMATION

                  WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO

      The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year and by showing the Portfolio's average annual returns for one year, five years and ten years, before and after taxes, compared with those of its benchmark index, the Lehman Intermediate Government/Credit Index, and the Merrill Lynch 1-10 Year U.S. Treasury Index, both broad measures of market performance. The performance prior to November 1, 1999, reflects the performance of the Rodney Square Short/Intermediate Bond Portfolio, which was merged into the Portfolio, effective November 1, 1999. In connection with the merger, the Portfolio changed its investment objective, policies and limitations to match those of the Rodney Square Short/Intermediate Bond Portfolio. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

               ANNUAL TOTAL RETURNS FOR THE PAST 10 CALENDAR YEARS

PERFORMANCE YEARS               RETURNS
       1995                      14.95%
       1996                       3.37%
       1997                       7.56%
       1998                       7.75%
       1999                       0.33%
       2000                       9.71%
       2001                       8.40%
       2002                       9.18%
       2003                       3.81%
       2004                       2.81%



         CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005: -0.94%

BEST QUARTER                  WORST QUARTER
------------                  -------------
    5.13%                       _______%
(June 30, 1995)               (___________)

                            INSTITUTIONAL SHARES
             AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004               1 Year    5 Years     10 Years
-----------------------------------------------------------------------------   ------    -------     --------
Short/Intermediate Bond Portfolio Return Before Taxes                             2.81%      6.74%        6.71%
Return After Taxes on Distributions(1)                                            1.46%      4.70%        4.44%
Return After Taxes on Distributions and Sales of Shares(1)                        1.83%      4.54%        4.34%
Lehman Intermediate Government/Credit Index (reflects no deduction for
  fees, expenses or taxes)(2)                                                     ____%      ____%        ____%
Merrill Lynch 1-10 Year U.S.  Treasury Index (reflects no deduction for fees,
  expenses or taxes)(3)                                                           ____%      ____%        ____%

------------------------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The Lehman Intermediate Government/Credit Index is an unmanaged index of fixed rate U.S. Treasury Bonds and Notes, U.S. Government Agency obligations and investment grade corporate debt obligations with maturities between 1 and 10 years.

(3) The Merrill Lynch 1-10 Year U.S. Treasury Index is an unmanaged index of fixed rate coupon bearing U.S. Treasury securities with a maturity range of 1 to 10 years.

                     WILMINGTON BROAD MARKET BOND PORTFOLIO

      The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year and by showing the Portfolio's average annual returns for one year, five years and ten years, before and after taxes, compared with those of its benchmark index, the Lehman Government/Credit Index, and the Merrill Lynch U.S. Treasury Master Index, both broad measures of market performance. This performance information includes the performance of the Portfolio's predecessor, the Bond Fund, a collective investment fund. The Bond Fund's performance has been included for the periods prior to June 29, 1998 and has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Portfolio (i.e. adjusted to reflect expenses, absent investment advisory fee waivers). The Bond Fund was not registered as a mutual fund under the Investment Company Act of 1940 ("1940 Act"), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If the Bond Fund had been registered under the 1940 Act, its performance may have been different. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

               ANNUAL TOTAL RETURNS FOR THE PAST 10 CALENDAR YEARS

PERFORMANCE YEARS               RETURNS
       1995                      18.90%
       1996                       1.73%
       1997                       9.06%
       1998                       8.73%
       1999                      -2.19%
       2000                      11.91%
       2001                       7.94%
       2002                       9.67%
       2003                       4.16%
       2004                       3.74%

         CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005: -0.64%

BEST QUARTER                                                  WORST QUARTER
------------                                                  -------------
      6.54%                                                      ______%
(June 30, 1995)                                               (___________)

                   INSTITUTIONAL SHARES                                                   Since
   AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004      1 Year     5 Years       June 29, 1998    10 Years(1)
----------------------------------------------------------   ------     -------       -------------    -----------
Broad Market Bond Portfolio Return Before Taxes                3.74%       7.44%            6.06%          7.22%(2)
Return After Taxes on Distributions(3)                         2.14%       5.26%            3.82%           N/A
Return After Taxes on Distributions and Sales of Shares(3)     2.60%       5.08%            3.81%           N/A
Lehman Government/Credit Index (reflects no deduction for
  fees, expenses or taxes)(4)                                  ____%       ____%            ____%          ____%
Merrill Lynch U.S. Treasury Master Index (reflects no
  deduction for fees, expenses or taxes)(5)                    ____%       ____%            ____%          ____%

-------------------------

(1) For periods prior to June 29, 1998, the Portfolio's predecessor, the Bond Fund, operated as a collective investment fund. As a collective investment fund, the Bond Fund was treated differently than the Portfolio for federal income tax purposes. For example, a collective investment fund does not make distributions to its investors. As a result, after-tax returns for periods prior to June 29, 1998 are not presented.

(2) This performance information reflects the performance of the Portfolio and its predecessor, the Bond Fund, and does not reflect any taxes that you may pay as a result of any distributions or sale of shares of the Portfolio.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(4) The Lehman Government/Credit Index is an unmanaged index of fixed rate U.S. Treasury Bonds and Notes, U.S. Government Agency obligations and investment grade corporate debt obligations with maturities of 1 year or greater.

(5) The Merrill Lynch U.S. Treasury Master Index is an unmanaged index of fixed rate coupon bearing U.S. Treasury securities with a maturity range of 1 to 30 years.

                       WILMINGTON MUNICIPAL BOND PORTFOLIO

      The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year and by showing the Portfolio's average annual returns for one year, five years and ten years, before and after taxes, compared with those of its benchmark index, the Lehman Short/Intermediate Municipal Index, a broad measure of market performance. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

               ANNUAL TOTAL RETURNS FOR THE PAST 10 CALENDAR YEARS

PERFORMANCE YEARS               Returns
       1995                      14.08%
       1996                       3.51%
       1997                       7.18%
       1998                       5.24%
       1999                      -0.64%
       2000                       8.47%
       2001                       4.38%
       2002                       7.92%
       2003                       3.45%
       2004                       2.22%

         CALENDAR YEAR-TO DATE TOTAL RETURN AS OF MARCH 31, 2005: 0.90%

BEST QUARTER                                    WORST QUARTER
------------                                    -------------
  5.86%                                           _________%
(March 31, 1995)                                (____________)

                    INSTITUTIONAL SHARES
   AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004         1 Year    5 Years     10 years
----------------------------------------------------------      ------    -------     --------
Municipal Bond Portfolio Return Before Taxes                      2.22%      5.26%        5.51%
Return After Taxes on Distributions (1)                           2.22%      5.22%        5.47%
Return After Taxes on Distributions and Sales of Shares (1)       2.43%      5.03%        5.33%
The Lehman Short/Intermediate Municipal Index (2)                 ____%      ____%        ____%
Lehman Quality Intermediate Municipal Index (3)                   ____%      ____%        ____%

-------------------------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The Lehman Short/Intermediate Municipal Index is an unmanaged index that tracks performance of municipal bonds issued after June 30, 1993 with remaining maturities of between 1 and 10 years and at least $7 million in outstanding principal. The Portfolio has determined to compare its performance to the Lehman Short/Intermediate Municipal Index based on its investment adviser's belief that this index represents a more appropriate index for comparison in light of the Index's constituent securities and construction methodology, and the Portfolio's investment strategy and holdings characteristics.

(3) The Lehman Quality Intermediate Municipal Index is an unmanaged index that tracks performance of municipal bonds issued after December 31, 1990 with remaining maturities of between 2 and 12 years and at least $5 million in outstanding principal.

                     WILMINGTON SHORT-TERM INCOME PORTFOLIO

            The bar chart and the performance table below illustrate the risks and volatility of an investment in the SHORT-TERM INCOME PORTFOLIO'S Institutional Shares for the past calendar year and show how the average annual total returns for one year and since inception, before and after taxes, compare with those of the Merrill Lynch 1-5 Year TREASURY Index, which is a broad measure of market performance. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, the PORTFOLIO's past performance, both before and after taxes, does not necessarily indicate how the PORTFOLIO will perform in the future.

                 ANNUAL TOTAL RETURN FOR THE PAST CALENDAR YEAR

PERFORMANCE YEARS               RETURNs
       2004                       1.50%

         CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005: -0.78%

   BEST QUARTER                   WORST QUARTER
      1.59%                          -1.58%
September 30, 2004                June 30, 2004

    SHORT-TERM INCOME PORTFOLIO - INSTITUTIONAL SHARES                        Since Inception
   AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004            1 Year     (July 1, 2003)
----------------------------------------------------------         ------     ---------------
Return Before Taxes                                                  1.50%       1.19%
Return After Taxes on Distributions(1)                               0.72%       0.47%
Return After Taxes on Distributions and Sale of Shares(1)            0.97%       0.60%
Merrill Lynch 1-5 Year Treasury Index (reflects no deductions
  for fees, expenses or taxes)(2)                                     [__%]       [__%]

-----------------------------------------------------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The Merrill Lynch 1-5 Year Treasury Index, is an unmanaged index that consist of all U.S. Treasury securities outstanding with maturities greater than one year and less than five years.

FEES AND EXPENSES

      The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of a Portfolio.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                                          Institutional Shares
                                                                                          --------------------
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)             None
Maximum deferred sales charge                                                                    None
Maximum sales charge imposed on reinvested dividends (and other distributions)                   None
Redemption fee(a)                                                                                1.00%
Exchange fee(a)                                                                                  1.00%

(a) Institutional Shares are subject to a 1.00% fee only if redeemed or exchanged within the first 60 days after purchase. See "Redemption of Shares" and "Exchange of Shares" for additional information.

ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

                                     Short/Intermediate      Broad Market          Municipal           Short-Term
                                       Bond Portfolio       Bond Portfolio      Bond Portfolio      Income Portfolio
                                     ------------------     --------------      --------------      ----------------
Management fees                             0.35%               0.35%              0.35%               0.35%
Distribution (Rule 12b-1) fees              None                 None              None                None
Other expenses                              0.29%               0.34%              0.39%               0.41%
TOTAL ANNUAL OPERATING EXPENSES             0.64%               0.69%              0.74%               0.76%
Waivers/reimbursements                     (0.01)%(3)                              None               (0.11)%(2), (3)
NET EXPENSES                                0.63%(3)                               0.74%               0.65%(2), (3)

(1) For Institutional Shares of the Municipal Bond Portfolio, the investment adviser has contractually agreed to waive a portion of its advisory fee or reimburse expenses to the extent total annual operating expenses exceed 0.75%. This waiver will remain in place until November 1, 2005 unless the Board of Trustees approves its earlier termination.

(2) For Institutional Shares of the Short-Term Income Portfolio, the investment adviser has contractually agreed to waive a portion of its advisory fee or reimburse expenses to the extent total annual operating expenses exceed 0.65%. This waiver will remain in place until July 1, 2006 unless the Board of Trustees approves its earlier termination.

(3) The administrator and accounting agent has a contractual obligation to waive certain flat rate fees associated with the Portfolios where a Class' average daily net assets is below $75 million through September 2007. As a percentage of average net assets, these fees equaled 0.03% and 0.06% for the Municipal Bond Portfolio and Short-Term Income Portfolio, respectively, for the fiscal year ended June 30, 2004.

EXAMPLE

      This example is intended to help you compare the cost of investing in Institutional Shares of each Portfolio with the cost of investing in other mutual funds. The example below shows what you would pay if you invested $10,000 over the various time periods indicated. The example assumes that:

            -     you reinvested all dividends and other distributions;

            -     the average annual return was 5%;

            - the Portfolio's total operating expenses (reflecting applicable contractual waivers or reimbursements) are charged and remain the same over the time periods; and

            - you redeemed all of your investment at the end of each time period.

      Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

            INSTITUTIONAL SHARES                       1 Year     3 Years      5 Years      10 Years
------------------------------------------------       ------     -------      -------      --------
Short/Intermediate Bond Portfolio...............        $65         $205         $357         $798
Broad Market Bond Portfolio.....................        $70         $221         $384         $859
Municipal Bond Portfolio........................        $76         $237         $411         $918
Short-Term Income Portfolio.....................        $66         $220         $401         $925

      The above example is for comparison purposes only and is not a representation of a Portfolio's actual expenses and returns of Institutional Shares, either past or future.

INVESTMENT OBJECTIVES

      The WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO and the WILMINGTON BROAD MARKET BOND PORTFOLIO each seeks a high total return, consistent with high current income. The WILMINGTON MUNICIPAL BOND PORTFOLIO seeks a high level of income exempt from federal income tax, consistent with the preservation of capital. These investment objectives may not be changed without shareholder approval.

      The WILMINGTON SHORT-TERM INCOME PORTFOLIO seeks to preserve capital and provide current income. This investment objective may be changed without shareholder approval, upon 60 day's written notice to shareholders.

      There is no guarantee that any Portfolio will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES

      The WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO will normally invest at least 85% of its assets in various types of investment grade fixed income securities. The Portfolio may invest up to 10% of its assets in investment grade fixed income securities of foreign issuers. As a fundamental policy, the Portfolio will maintain a short-to-intermediate average dollar-weighted duration (2 1/2 to 4 years).

      The WILMINGTON BROAD MARKET BOND PORTFOLIO will normally invest at least 80% of its assets in various types of investment grade fixed income securities. The Portfolio may invest up to 20% of its assets in high yield bonds and preferred stocks, and up to 10% of its assets in investment grade fixed income securities of foreign issuers. As a fundamental policy, Portfolio will maintain an intermediate average dollar-weighted duration (4 to 7 years).

      The WILMINGTON MUNICIPAL BOND PORTFOLIO has a fundamental policy to invest substantially all (at least 80%) of its assets in a diversified portfolio of municipal securities that provide interest that is exempt from federal income tax. The Portfolio may invest up to 20% of its assets in other types of fixed income securities that provide income that is subject to federal tax. As a fundamental policy, the Portfolio will maintain an intermediate average dollar-weighted duration (4 to 8 years).

      The Municipal Bond Portfolio may not invest more than 25% of its assets in any one industry. Governmental issuers of municipal securities are not considered part of any industry. This 25% limitation applies to municipal securities backed by the assets and revenues of non-governmental users, such as private operators of educational, hospital or housing facilities. However, the investment adviser may decide that the yields available from concentrating in obligations of a particular market sector or political subdivision justify the risk that the performance of the Municipal Bond Portfolio may be adversely affected by such concentration. Under such market conditions, the Municipal Bond Portfolio may invest more than 25% of its assets in sectors of the municipal securities market, such as health care or housing, or in securities relating to one political subdivision, such as a given state or U.S. territory.

      Under these conditions, the Municipal Bond Portfolio's vulnerability to any special risks that affect that sector or jurisdiction could have an adverse impact on the value of an investment in the Portfolio. There are no limitations on the Municipal Bond Portfolio's investment in any one of the three general categories of municipal obligations: general obligation bonds, revenue (or special) obligation bonds and private activity bonds.

   The WILMINGTON SHORT-TERM INCOME PORTFOLIO invests at least 80% of its assets in investment grade corporate fixed income securities. The Portfolio may invest up to 20% of its assets in non-investment grade fixed income securities. The Portfolio will maintain a short average dollar-weighted duration (1 to 3 years).

PORTFOLIO COMPOSITION

            The composition of each Portfolio's holdings varies, depending upon the investment adviser's analysis of the fixed income and municipal securities market and the expected trends in those markets. The securities purchased by the Portfolio may be purchased based upon their yield (the income earned by the security) or their potential capital appreciation (the potential increase in the security's value) or both. The investment adviser seeks to protect the Portfolio's principal value by reducing fluctuations in value relative to those that may be experienced by fixed income funds with a longer average duration. This strategy may reduce the level of income attained by a Portfolio. There is no guarantee that principal value can be protected during periods of extreme interest rate volatility.

      Except for the Short-Term Income Portfolio and the Broad Market Bond Portfolio, the Portfolios invest only in securities that are rated, at the time of purchase, in the top four categories by a rating agency such as Moody's Investors Service, Inc. or Standard & Poor's Corporation. If the securities are not rated, then the investment adviser must determine that they are of comparable quality. The Broad Market Bond Portfolio and the Short-Term Income Portfolio may invest up to 20% of their assets in high yield bonds and preferred stocks. The table below shows each Portfolio's principal investments. These are the types of securities that the investment adviser believes will likely help a Portfolio achieve its investment objective.

                                                           Short/Intermediate     Broad Market      Municipal      Short-Term
                                                                   Bond                Bond            Bond           Income
                                                            ------------------     ------------     ---------      ----------
Asset-Backed Securities                                             [X]                  [X]                             [X]
Bank Obligations                                                    [X]                  [X]                             [X]
Corporate Bonds, Notes and Commercial Paper                         [X]                  [X]                             [X]
High Yield Bonds (1)                                                                     [X]                             [X]
Mortgage-Backed Securities                                          [X]                  [X]                             [X]
Municipal Securities                                                [X]                  [X]            [X]              [X]
Obligations Issued By Supranational Agencies                        [X]                  [X]                             [X]
Preferred Stock (2)                                                                      [X]                             [X]
U.S. Government Obligations (3)                                     [X]                  [X]                             [X]

------------------------------------

(1) High yield bonds are corporate debt securities that are rated, at the time of purchase, below the top four categories by Moody's Investor Service, Inc. (currently a rating of "Ba1" or lower) or by Standard and Poor's Corporation (currently a rating of "BB+" or lower).

(2) Preferred stocks are equity securities that pay dividends at a specified rate, and have priority over common stocks with respect to proceeds from the liquidation of a corporation's assets, but are subordinate to the claims of all creditors, including a corporation's bondholders. Preferred stocks may have a conversion feature which can tend to make the market value of a preferred stock move with the market value of the underlying common stock.

(3) U.S. Government obligations include securities issued by government-sponsored entities, such as the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, which are not issued, insured or guaranteed by the U.S. Treasury or the U.S. Government. Instruments issued by such government-sponsored entities are supported only by the credit of the issuing entity. If an issuer that is not insured or guaranteed by the U.S. Treasury or U.S. Government fails to meet its commitments, a Portfolio would not be able to assert a claim against the United States.

      Each Portfolio also may use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information ("SAI"). The investments and strategies listed above and described throughout this prospectus are those that the investment adviser will use under normal market conditions.

ADDITIONAL RISK INFORMATION

   The following is a list of certain risks that may apply to your investment in a Portfolio. Further information about investment risks is available in our SAI:

- CREDIT RISK: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

- FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country.

- GOVERNMENT OBLIGATIONS RISK: The risk that government-sponsored entities may default on a financial obligation, since their securities are not insured or guaranteed by the U.S. Treasury or the U.S. Government.

- HIGH YIELD BOND RISKS. High yield bonds are subject to the following risks normally associated with investing in fixed income securities: credit risk, interest rate risk, leverage risk, liquidity risk, and prepayment risk. However, high yield bonds (also known as junk bonds) are generally considered more risky than investment grade, fixed income securities. The total return and yield of high yield bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. High yield bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Successful investment in high yield bonds involves greater investment risk and is highly dependent on the investment adviser's credit analysis and market analysis. A real or perceived economic downturn or higher interest rates could cause a decline in junk bond prices by lessening the ability of bond issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than investment grade bonds. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire high yield bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or just a change in the market's psychology.

- INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values. The yield earned by a Portfolio will vary with changes in interest rates.

- LEVERAGE RISK: The risk associated with securities or practices (such as when-issued and forward commitment transactions) that multiply small market movements into larger changes in value.

- LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

- MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

- OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

- PREFERRED STOCK. The value of a preferred stock is affected by interest rates, the credit quality of the issuing corporation and any call provisions. There is also the risk that the corporation issuing the preferred stock will not make the expected dividend payments.

- PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

- VALUATION RISK: The risk that a Portfolio has valued certain of its securities at a higher price than it can sell them.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Portfolio's financial performance for the past 5 years or since inception, if shorter. Certain information reflects financial results for a single Institutional Share of a Portfolio. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and other distributions). Financial highlights for the fiscal years ended June 30, 2000, 2001, 2002, 2003 and 2004 have been audited by ____________, whose report, along with each Portfolio's financial statements, is included in the Institutional Shares' Annual Report, which is available without charge upon request. Financial highlights for the six month period ended December 31, 2004 have not been audited.


                                                              For the Six-Month
                                                                Period Ended            For the Fiscal Years Ended June 30,
                                                              December 31, 2004  -------------------------------------------------
          SHORT/INTERMEDIATE BOND PORTFOLIO -                    (Unaudited)       2004      2003      2002(2)    2001     2000 +
                 INSTITUTIONAL SHARES                         -----------------  --------  --------   --------  --------  --------
NET ASSET VALUE - BEGINNING OF PERIOD                             $  10.18       $  10.80  $  10.23   $  10.05  $   9.67  $  9.86
                                                                  --------       --------  --------   --------  --------  --------
INVESTMENT OPERATIONS:

    Net investment income...................................          0.18           0.38      0.43       0.50      0.58      0.52
    Net realized and unrealized gain (loss)
       on investments.......................................          0.12          (0.40)     0.64       0.20      0.38     (0.16)
                                                                  --------       --------  --------   --------  --------  --------
       Total from investment operations.....................          0.30          (0.02)     1.07       0.70      0.96      0.36
                                                                  --------       --------  --------   --------  --------  --------

DISTRIBUTIONS:

    From net investment income..............................         (0.18)         (0.38)    (0.43)     (0.50)    (0.58)    (0.52)
    From net realized gain..................................         (0.03)         (0.22)    (0.07)     (0.02)       --     (0.03)
                                                                  --------       --------  --------   --------  --------  --------
       Total distributions..................................         (0.21)         (0.60)    (0.50)     (0.52)    (0.58)    (0.55)
                                                                  --------       --------  --------   --------  --------  --------

NET ASSET VALUE - END OF PERIOD.............................      $  10.27       $  10.18  $  10.80   $  10.23  $  10.05  $   9.67
                                                                  ========       ========  ========   ========  ========  ========

TOTAL RETURN................................................          2.98%**       (0.22)%   10.70%      7.08%    10.21%     4.28%
RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL DATA:(1)

    Expenses:
       Including expense limitations........................          0.62%*         0.62%     0.62%      0.62%     0.55%     0.55%
       Excluding expense limitations........................          0.62%*         0.62%     0.62%      0.62%     0.61%     0.72%
    Net investment income...................................          3.51%*         3.60%     4.13%      4.89%     5.89%     6.35%
 Portfolio turnover.........................................            18%**          27%       82%       136%       88%       47%
 Net assets at end of period (000 omitted)..................      $166,963       $188,519  $185,956   $167,077  $140,030  $140,015

-------------

+ Effective November 1, 1999, the Rodney Square Short/Intermediate Bond Portfolio ("Rodney Square Portfolio") was merged into the Wilmington Short/Intermediate Bond Portfolio. The financial highlights for periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio which have been restated to reflect the share conversion ratio applied in the merger.

(1) From November 1, 1999 to July 1, 2005, the Portfolio operated as a feeder fund in a master-feeder structure. Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT Investment Trust I - Short/Intermediate Bond Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.

(2) As required, effective July 1, 2001, the Portfolio adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies that requires the recording of paydown gains and losses on mortgage-backed and asset-backed securities as an adjustment to interest income. The effect of this change for the year ended June 30, 2002 was to decrease net investment income and increase net realized and unrealized gain (loss) by less than $0.01 per share, respectively, and decrease the ratio of net investment income to average net assets by less than .01%. Per share data and ratios for periods prior to July 1, 2001 have not been restated to reflect this change in accounting.

*   Annualized.

**  Not annualized.


                                                              For the Six-Month
                                                                Period Ended             For the Fiscal Years Ended June 30,
                                                              December 31, 2004    ------------------------------------------------
            BROAD MARKET BOND PORTFOLIO -                        (Unaudited)        2004        2003    2002(3)     2001    2000 +
                INSTITUTIONAL SHARES                          -------------------  --------   --------  --------  --------  -------
NET ASSET VALUE - BEGINNING OF PERIOD..................            $  9.90         $ 10.67    $   9.93  $   9.81  $   9.46  $  9.63

INVESTMENT OPERATIONS:

   Net investment income...............................               0.20            0.41        0.46      0.52      0.58     0.58
      Net realized and unrealized gain (loss) on
      investments......................................               0.21           (0.53)       0.79      0.16      0.35    (0.15)
                                                                   -------         -------    --------  --------  --------  -------
      Total from investment operations.................               0.41           (0.12)       1.25      0.68      0.93     0.43
                                                                   -------         -------    --------  --------  --------  -------
DISTRIBUTIONS:

   From net investment income..........................              (0.20)          (0.41)      (0.46)    (0.52)    (0.58)   (0.58)
   From net realized gain..............................              (0.10)          (0.24)      (0.05)    (0.04)     --(2)   (0.02)
                                                                   -------         -------    --------  --------  --------  -------
      Total distributions..............................              (0.30)          (0.65)      (0.51)    (0.56)    (0.58)   (0.60)
                                                                   -------         -------    --------  --------  --------  -------
NET ASSET VALUE - END OF PERIOD........................            $ 10.01         $  9.90    $  10.67  $   9.93  $   9.81  $  9.46
                                                                   =======         =======    ========  ========  ========  =======

TOTAL RETURN...........................................               4.13%**        (1.13)%     12.77%     7.04%    10.11%    4.72%
RATIOS (TO AVERAGE NET ASSETS)/
 SUPPLEMENTAL DATA:(1)

Expenses:

      Including expense limitations....................               0.67%*          0.68%       0.66%     0.68%     0.59%    0.55%
      Excluding expense limitations....................               0.67%*          0.68%       0.66%     0.68%     0.70%    0.71%
   Net investment income...............................               3.86%*          4.05%       4.38%     5.16%     5.96%    6.15%
Portfolio turnover.....................................                 18%**           26%         77%      180%       73%      53%
Net assets at end of Period (000 omitted)..............            $92,647         $88,935    $113,515  $116,427  $108,331  $79,310

--------------------

 + Effective November 1, 1999, the Rodney Square Intermediate Bond Portfolio ("Rodney Square Portfolio") was merged into the Wilmington Broad Market Bond Portfolio. The financial highlights for periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.

(1) From November 1, 1999 to July 1, 2005, the Portfolio operated as a feeder fund in a master-feeder structure. Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT Investment Trust I - Broad Market Bond Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.

(2) Distributions were less than .01 per share.

(3) Effective July 1, 2001, the Portfolio adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies that requires the recording of paydown gains and losses on mortgage-backed and asset-backed securities as an adjustment to interest income. The effect of this change for the year ended June 30, 2002 was to decrease net investment income and increase net realized and unrealized gain (loss) by less than $0.01 per share, respectively, and decrease the ratio of net investment income to average net assets from 5.20% to 5.16%. Per share data and ratios for periods prior to July 1, 2001 have not been restated to reflect this change in accounting.

*  Annualized.

** Not annualized.

                                                         For the Six-Month
                                                           Period Ended
                                                           December 31,           For the Fiscal Years Ended June 30,
                                                              2004        --------------------------------------------------
MUNICIPAL BOND PORTFOLIO -                                 (Unaudited)      2004      2003       2002       2001     2000(+)
            INSTITUTIONAL SHARES                        ----------------  -------   --------    -------    -------   -------
NET ASSET VALUE - BEGINNING OF PERIOD ..........             $ 12.80      $ 13.27    $ 12.87    $ 12.65    $ 12.25   $ 12.48
                                                             -------      -------    -------    -------    -------   -------

INVESTMENT OPERATIONS:
   Net investment income .......................                0.18         0.36       0.43       0.47       0.56      0.56
   Net realized and unrealized gain
      (loss) on investments ....................                0.24        (0.45)      0.42       0.27       0.40    (0.15)
                                                             -------      -------    -------    -------    -------   -------
      Total from investment operations .........                0.42        (0.09)      0.85       0.74       0.96      0.41
                                                             -------      -------    -------    -------    -------   -------

DISTRIBUTIONS:
   From net investment income ..................               (0.18)       (0.36)     (0.43)     (0.47)     (0.56)    (0.56)
   From net realized gain ......................                  --        (0.02)     (0.02)     (0.05)        --     (0.08)
                                                             -------      -------    -------    -------    -------   -------
      Total distributions ......................               (0.18)       (0.38)     (0.45)     (0.52)     (0.56)    (0.64)
                                                             -------      -------    -------    -------    -------   -------
NET ASSET VALUE - END OF PERIOD ................             $ 13.04      $ 12.80    $ 13.27    $ 12.87    $ 12.65   $ 12.25
                                                             =======      =======    =======    =======    =======   =======

TOTAL RETURN ...................................                3.35%**     (0.64)%     6.75%      5.93%      7.94%     3.40%

RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL DATA:(1)
   Expenses:
      Including expense limitations ............                0.74%*       0.75%      0.75%      0.75%      0.75%     0.75%
      Excluding expense limitations ............                0.75%*       0.82%      0.95%      1.08%      1.39%     1.03%
   Net investment income .......................                2.81%*       2.78%      3.30%      3.63%      4.43%     4.59%
Portfolio turnover .............................                  10%**        20%        21%        28%        36%       50%
Net assets at end of Period (000 omitted) ......             $63,221      $63,069    $42,563    $32,592    $22,759   $16,009

+ Effective November 1, 1999, the Rodney Square Municipal Bond Portfolio ("Rodney Square Portfolio") was merged into the Wilmington Municipal Bond Portfolio. The financial highlights for periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.

(1) From November 1, 1999 to July 1, 2005, the Portfolio operated as a feeder fund in a master-feeder structure. Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT Investment Trust I - Municipal Bond Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.

*     Annualized.

**    Not annualized.

                                                                  For the Six-Month              For the Period
                                                                    Period Ended                  July 1, 20031
                                                                  December 31, 2004                 through
SHORT-TERM INCOME PORTFOLIO +  -                                     (Unaudited)                 June 30, 2004
         INSTITUTIONAL SHARES                                     -----------------              --------------
NET ASSET VALUE - BEGINNING OF PERIOD ......................        $    9.81                       $   10.00
                                                                    ---------                       ---------
INVESTMENT OPERATIONS:
     Net investment income .................................             0.11                            0.18
     Net realized and unrealized loss on investments .......             0.07                           (0.19)
                                                                    ---------                       ---------
         Total from investment operations ..................             0.18                           (0.01)
                                                                    ---------                       ---------
DISTRIBUTIONS:
     From net investment income ............................            (0.11)                          (0.18)
     From net realized gain ................................            (0.01)-                            --(2)
                                                                    ---------                       ---------
         Total distributions ...............................            (0.12)                          (0.18)
                                                                    ---------                       ---------
NET ASSET VALUE - END OF PERIOD ............................        $    9.87                       $    9.81
                                                                    =========                       =========

TOTAL RETURN ...............................................             1.85%**                        (0.06)%

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:(3)
     Expenses:

         Including expense limitations .....................             0.65%*                          0.65%
         Excluding expense limitations .....................             0.80%*                          0.94%
     Net investment income .................................             2.30%*                          1.91%
Portfolio turnover .........................................               16%**                           42%
Net assets at end of period (000 omitted) ..................        $  49,773                       $  49,594

+ Prior to July 1, 2005, the Portfolio operated as a feeder fund in a master-feeder structure.

(1)   Commencement of operations.

(2)   Less than $0.01 per share.

(3) The expense and net investment income ratios include expenses allocated from the WT Investment Trust I - Short-Term Income Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.

*  Annualized.

** Not annualized.

                          MANAGEMENT OF THE PORTFOLIOS

      The Board of Trustees of the Portfolios has oversight responsibility of the management, activities and affairs of the Portfolios and has approved contracts with various organizations to provide, among other services, the day-to-day management required by a Portfolio and its shareholders.

INVESTMENT ADVISER

      Rodney Square Management Corporation ("RSMC"), the Portfolios' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. RSMC, subject to the general oversight of the Board of Trustees, directs the investments of each Portfolio in accordance with its investment objective, policies and limitations. In the past, RSMC has provided asset management services to individuals, personal trusts, municipalities, corporations and other organizations. Presently, RSMC provides its services exclusively to investment companies sponsored by it or its affiliates. As of March 31, 2005, RSMC had $[4.7] billion in assets under management.

      For the twelve months ended June 30, 2004, RSMC received the following advisory fees (after fee waivers) as a percentage of each Portfolio's average daily net assets:

Short/Intermediate Bond Portfolio                           0.35%

Broad Market Bond Portfolio                                 0.35%

Municipal Bond Portfolio                                    0.35%

Short-Term Income Portfolio                                 0.35%

PORTFOLIO MANAGERS

      ERIC K. CHEUNG, Vice President of RSMC, is a member of the investment team primarily responsible for the day-to-day management of the Short/Intermediate Bond, Broad Market Bond and Short-Term Income Portfolios. From 1978 until 1986, Mr. Cheung was the Portfolio Manager for fixed income assets of the Meritor Financial Group. In 1986, Mr. Cheung joined RSMC and its affiliates. In 1991, he became the Division Manager for all fixed income products.

      CLAYTON M. ALBRIGHT, III, Vice President of RSMC, is a member of the investment team primarily responsible for the day-to-day management of the Short/Intermediate Bond, Broad Market Bond and Short-Term Income Portfolios. Mr. Albright has been affiliated with RSMC and its affiliates since 1976. Since 1987, he has specialized in the management of intermediate and long-term fixed income portfolios.

      DOMINICK J. D'ERAMO, CFA, Vice President of RSMC, is a member of the investment team primarily responsible for the day-to-day management of the Short/Intermediate Bond, Broad Market Bond and Short-Term Income Portfolios. Mr. D'Eramo has been affiliated with RSMC and its affiliates since 1986 as a fixed income trader and was promoted to portfolio manager in 1990.

      LISA MORE, Vice President of RSMC, is a member of the investment team primarily responsible for the day-to-day management of the Municipal Bond Portfolio. Ms. More has been affiliated with RSMC and its affiliates since 1988. Since 1990, she has specialized in the management of municipal income portfolios.

      SCOTT EDMONDS, Vice President of RSMC is a member of the investment team primarily responsible for the day-to-day management of the Municipal Bond Portfolio. Mr. Edmonds has been affiliated with RSMC and its affiliates since 1989 as an assistant portfolio manager and was promoted to a portfolio manager in 1991.

SERVICE PROVIDERS

The chart below provides information on the primary service providers.

Asset                                                                                     Shareholder
Management                                                                                Services

           INVESTMENT ADVISER                                                                        TRANSFER AGENT

     Rodney Square Management Corp.                                                                     PFPC Inc.
        1100 North Market Street                                                                     760 Moore Road
          Wilmington, DE 19890                                                                  King of Prussia, PA 19406

                                                                                              Handles shareholder services,
                                                                                               including recordkeeping and
  Manages each Portfolio's business and                                                    statements, payment of distribution
         investment activities.                                                              and processing of buy and sell
                                                                                                        requests.

                                                          WT MUTUAL FUND

                                                WILMINGTON SHORT/INTERMEDIATE BOND
                                                            PORTFOLIO

                                                     WILMINGTON BROAD MARKET
                                                          BOND PORTFOLIO

                                                       WILMINGTON MUNICIPAL

                                                          BOND PORTFOLIO
                                                   WILMINGTON SHORT-TERM INCOME
                                                            PORTFOLIO

Fund                                                                                      Asset
Operations                                                                                Safe Keeping

            ADMINISTRATOR AND
            ACCOUNTING AGENT                                                                            CUSTODIAN

                PFPC Inc.                                                                       Wilmington Trust Company
          301 Bellevue Parkway                                                                    1100 North Market Street
          Wilmington, DE 19809                                                                    Wilmington, DE 19890

   Provides facilities, equipment and                                                        Holds each Portfolio's assets,
  personnel to carry out administrative                                                     settles all portfolio trades and
 services related to each Portfolio and                                                    collects most of the valuation data
   calculates each Portfolio's NAV and                                                        required for calculating each
   distributions.                                                                             Portfolio's NAV per share.

                                              Distribution

                                                          DISTRIBUTOR

                                              Professional Funds Distributor, LLC.
                                                         760 Moore Road
                                                   King of Prussia, PA 19406

                                              Distributes the Portfolios' shares.

                             SHAREHOLDER INFORMATION

PRICING OF SHARES

      The Portfolios value their assets based on current market values when such values are available. Prices for fixed income securities normally are supplied by an independent pricing service. Fixed income securities maturing within 60 days of the valuation date are valued at amortized cost. Any assets held by a Portfolio that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC Inc., ("PFPC") determines the daily net asset value per share. Securities that do not have a readily available current market value are valued in good faith by, or under the direction of, the Board of Trustees. When a Portfolio uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. The Portfolios' policy is intended to result in a calculation of a Portfolio's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to a Portfolio's procedures may not accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing.

      PFPC determines the NAV per share of each Portfolio as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern time) on each business day (i.e., a day that the Exchange and the transfer agent are open for business). The NAV is calculated by adding the value of all securities and other assets in a Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in that Portfolio. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent. Shares will only be priced on business days.

PURCHASE OF SHARES

      Portfolio shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in Institutional Shares of each Portfolio is $1,000. Additional investments in a Portfolio may be made in any amount. You may purchase shares as specified below.

      You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Portfolios' distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment in the Portfolios. If you wish to purchase Portfolio shares through your account at Wilmington Trust or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

      BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Fixed Income Portfolios, indicating the name and class of the Portfolio, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Portfolio account number. When you make purchases by check, each Portfolio may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

Regular mail:                                        Overnight mail:
------------                                         --------------
Wilmington Fixed Income Portfolios                   Wilmington Fixed Income Portfolios
c/o PFPC Inc.                                        c/o PFPC Inc.
P.O.  Box 9828                                       760 Moore Road
Providence, RI 02940                                 King of Prussia, PA 19406

      BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

      ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day.

         Any purchase order may be rejected if a Portfolio determines that accepting the order would not be in the best interest of the Portfolio or its shareholders.

         It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

         For information on other ways to purchase shares, including through an individual retirement account (IRA), an Automatic Investment Plan or a Payroll Investment Plan, please refer to our SAI.

REDEMPTION OF SHARES

      You may sell (redeem) your shares on any business day. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when Portfolio shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1% of the redemption amount may be charged. (See "Redemption Fees" below.) It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next business day (if received after 4:00 p.m. Eastern time, or on a non-business day), but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Portfolio's name and your account number should accompany any redemption requests.

      REDEMPTION FEES: A redemption fee of 1.00% of the total redemption amount (calculated at market value) will be imposed if you sell your shares within 60 days (the "Holding Period") of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Portfolios (a list of which is shown under the heading "EXCHANGE OF SHARES" below). This fee is paid directly to the respective Portfolio and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including (i) redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts; (ii) shares redeemed (A) via a systematic withdrawal plan approved by the adviser, (B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by the adviser, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring, (E) to effect a transfer from one retirement plan to another retirement plan in the same Portfolio, or (F) by a Portfolio to cover various fees; or (iii) shares converted from one share class to another in the same Portfolio. See "Exchange of Shares" for additional information regarding the exchange of shares of a Wilmington Portfolio.

      FREQUENT PURCHASES AND REDEMPTIONS: The Portfolios discourage frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position, including, primarily, the redemption fees set forth above and related exchanged fees set forth below. The Portfolios are not designed to accommodate market timing or short-term trading. Frequent trades into or out of a Portfolio in an effort to anticipate changes in market prices of that Portfolio's investment portfolio is generally referred to as "market timing". Each Portfolio reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange orders by market timers or by those persons a Portfolio or the Distributor believe are engaging in similar trading activity.

      Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of a Portfolio. These expenses are borne by all Portfolio shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in a Portfolio engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. Because certain of the Portfolios invest in foreign securities traded on markets which close prior to when such Portfolio determines its net asset value, market timing can cause dilution in the value of such Portfolio's shares held by other shareholders. This occurs when market timers attempt to trade Portfolio shares when the net asset value of the Portfolio does reflect the value of the underlying portfolio securities. While the Portfolios have procedures designed to adjust closing market prices of foreign securities under certain circumstances to better reflect what are believed to be the fair value of the foreign securities, they may not be accurate. See "PRICING OF SHARES" for more information. Also, because some of the Portfolios invest in high yield bonds, which may trade less frequently than investment grade bonds, frequent trading in such Portfolio's shares to take advantage of the market pricing inefficiency of such high yield bonds, may result in dilution in the value of Portfolio shares held by long-term investors. Short-term trading in such Portfolios may also increase expenses and reduce performance due to the difficulties in buying and selling less liquid high yield bonds.

      There is no guarantee that the Portfolios or their agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. The ability of the Portfolios and their agents to monitor trades that are placed through omnibus or other nominee accounts is limited in those instances in which the broker, retirement plan administrator, or fee-based program sponsor does not provide complete information to the Portfolios or their agents regarding underlying beneficial owners of Portfolio shares.

      BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Portfolio name, your account number and your name. The written instructions and signature guarantee should be mailed to:

Regular mail:                                        Overnight mail:
------------                                         --------------
Wilmington Fixed Income Portfolios                   Wilmington Fixed Income Portfolios
c/o PFPC Inc.                                        c/o PFPC Inc.
P.O.  Box 9828                                       760 Moore Road
Providence, RI 02940                                 King of Prussia, PA 19406

      BY TELEPHONE: If you prefer to redeem your shares by telephone, you may elect to do so. However there are risks. The Portfolios have safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

      ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a signature guarantee. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares.

      If shares to be redeemed represent a recent investment made by check, each Portfolio reserves the right to withhold the redemption proceeds available until it believes that the check has been collected (which could take up to 10 days).

      SMALL ACCOUNTS: If the value of your Portfolio account falls below $500, the Portfolio may ask you to increase your balance. If the account value is still below $500 after 60 days, the Portfolio may close your account and send you the proceeds. The Portfolio will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

      For additional information on other ways to redeem shares, please refer to our SAI.

EXCHANGE OF SHARES

      You may exchange all or a portion of your shares in a Portfolio for Institutional Shares of the following funds ("Wilmington Portfolios"):

      Wilmington Premier Money Market Portfolio

      Wilmington Short/Intermediate Bond Portfolio

      Wilmington Broad Market Bond Portfolio

      Wilmington Municipal Bond Portfolio

      Wilmington Short-Term Income Portfolio

      Wilmington Large Cap Core Portfolio

      Wilmington Small Cap Core Portfolio

      Wilmington Large Cap Value Portfolio

      Wilmington Large Cap Growth Portfolio

      Wilmington International Strategic Allocation Fund

      Wilmington Real Estate Strategic Allocation Fund

      Wilmington Large Cap Strategic Allocation Fund

      Wilmington Mid Cap Strategic Allocation Fund

      Wilmington Small Cap Strategic Allocation Fund

      Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

      Exchange transactions will be subject to the minimum initial investment and other requirements of the Wilmington Portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.

      FEES ON EXCHANGES: If held for more than 60 days, there is no fee when Portfolio shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "Redemption of Shares" for additional information regarding redemptions and this fee.

      To obtain prospectuses of the other Wilmington Portfolios, you may call
(800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Wilmington Portfolios may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the Wilmington Portfolio shares to be acquired through such exchange may be legally made.

DISTRIBUTIONS

      Distributions from the net investment income of each Portfolio are declared daily as a dividend and paid monthly to you. Any net capital gain realized by a Portfolio will be distributed annually. The Short/Intermediate Bond Portfolio and the Broad Market Bond Portfolio will distribute net realized gains from foreign currency transactions, if any, after the end of the fiscal year in which the gain was realized by them.

      Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

      As long as a Portfolio meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. The Portfolios' distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Portfolio shares, are generally taxable to you as ordinary income. Each Portfolio will notify you following the end of the calendar year of the amount of dividends paid that year.

      Dividend distributions by the Municipal Bond Portfolio of the excess of its interest income on tax-exempt securities over certain amounts disallowed as deductions ("exempt-interest dividends") may be treated by you as interest excludable from your gross income. The Municipal Bond Portfolio intends to distribute income that is exempt from Federal income tax, though it may invest a portion of its assets in securities that generate taxable income. Income exempt from Federal income tax may be subject to state and local income tax. Additionally, any capital gains distributed by the Portfolio may be taxable.

      It is a taxable event for you if you sell or exchange shares of any Portfolio, including the Municipal Bond Portfolio. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

      STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

      This section is only a summary of some important income tax considerations that may affect your investment in a Portfolio. More information regarding those considerations appears in our SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

      Professional Funds Distributor, LLC manages the Portfolios' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Portfolios do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

SHARE CLASSES

      The Portfolios issue Investor and Institutional Shares. Each class of shares bears a pro rata portion of a Portfolio's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. Investor Shares pay a Rule 12b-1 distribution fee. Any investor may purchase Investor Shares.

                                    GLOSSARY

CORPORATE BONDS VS. GOVERNMENT BONDS:

Bonds issued by corporations generally pay a higher interest rate than government bonds. That's because corporate bonds are somewhat riskier than government bonds and the interest payments on government bonds are exempt from some or all taxes. For example, if you live in Delaware and buy a bond issued by the state of Delaware or by any other government or municipal agency in Delaware, your interest on the bond is exempt from state and Federal income taxes. But if your bond is issued by any state other than the one in which you reside, the interest would only be exempt from Federal income tax and you would have to pay your state income tax. Interest payments on U.S. Treasury bonds are exempt from state and local taxes.

DURATION:

Duration measures the sensitivity of fixed income securities held by a portfolio to a change in interest rates. The value of a security with a longer duration will normally fluctuate to a greater degree than will the value of a security with a shorter duration should interest rates change. For example, if interest rates were to move 1%, a bond with a 3-year duration would experience approximately a 3% change in principal value. An identical bond with a 5-year duration would experience approximately a 5% change in its principal value.

FIXED INCOME SECURITIES:

Fixed income securities are generally bonds, which is a type of security that functions like a loan. Bonds are IOUs or debt issued by private companies, municipalities or government agencies. By comparison, when you buy a stock, you are buying an ownership in a company. With a bond, your "loan" is for a specific period, usually 2 to 30 years. You receive regular interest payments at the rate stated when you bought the bond. Hence the term "fixed-income" security.

FUND EXPENSES:

Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder distribution, administration and custody services.

INDEX:

An index is a broad measure of the market performance of a specific group of securities in a particular market, or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

INVESTMENT ADVISER:

The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the mutual fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the investment adviser must follow in its management activities.

INVESTMENT GRADE SECURITIES:

Investment grade securities are securities that have been determined by a rating agency to have a medium to high probability of being paid, although there is always a risk of default. Investment grade securities are rated BBB, A, AA, or AAA by Standard & Poor's Corporation or Baa, A, Aa or Aaa by Moody's Investors Service, Inc.

MATURITY:

The final date on which the payment of a debt instrument (e.g., fixed income securities such as bonds and notes) becomes due and payable. Short-term bonds generally have maturities of up to five years; intermediate-term bonds between five and fifteen years; and long-term bonds over fifteen years.

MUNICIPAL SECURITIES:

Municipal securities are bonds issued by state and local governments to raise money for their activities.

NET ASSET VALUE OR "NAV":

NAV = Assets - Liabilities
      --------------------
      Outstanding Shares

NET INVESTMENT INCOME:

Net investment income consists of interest earned by a mutual fund on its investments less accrued expenses.

TOTAL RETURN:

Total return is a measure of the per-share change in the total value of a fund's portfolio, including any distributions paid to you. It is measured from the beginning to the end of a specific time period.

YIELD:

Yield is a measure of the income (dividends and interest) earned by the securities in a fund's portfolio and paid to you over a specified time period. The annualized yield is expressed as a percentage of the offering price per share on a specified date.

                              FOR MORE INFORMATION

      FOR INVESTORS WHO WANT MORE INFORMATION ON THE PORTFOLIOS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

      ANNUAL/SEMI-ANNUAL REPORTS: These reports contain performance data and information on portfolio holdings, operating results, and a discussion of the market conditions and investment strategies that significantly affect the Portfolios' performance for the most recently completed fiscal year or half-year.

      STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides additional technical and legal descriptions of the Portfolios' policies, investment restrictions, risks, and business structure, including a description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' securities holdings. The information in the SAI is incorporated into this prospectus by this reference.

      Copies of these documents and answers to questions about the Portfolios may be obtained without charge by contacting:

      WT Mutual Fund
      c/o PFPC Inc.
      760 Moore Road
      King of Prussia, PA 19406
      (800) 336-9970
      9:00 a.m. to 5:00 p.m.  Eastern time

      WT Mutual Fund does not currently have an Internet Web site. However, reports and information about the Portfolios (including the SAI and Annual and Semi-Annual Reports) may be viewed or downloaded, free of charge, from the EDGAR database on the SEC's Internet site at http://www.sec.gov. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or, by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

      FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800)-336-9970

            The investment company registration number is 811-08648.

                    WILMINGTON PREMIER MONEY MARKET PORTFOLIO

                                OF WT MUTUAL FUND
                                 SERVICE SHARES
--------------------------------------------------------------------------------

                          PROSPECTUS DATED JULY 1, 2005

      This prospectus gives vital information about the Wilmington Premier Money Market Portfolio, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

      Please note that this Portfolio:

            -     is not a bank deposit

            - is not an obligation of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

            -     is not federally insured

            - is not an obligation of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other government agency

            -     is not guaranteed to achieve its goal(s)

            -     may not be able to maintain a stable $1 share price


      Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS


A look at the goals, strategies,   PORTFOLIO DESCRIPTION
risks and expenses of the             Summary..................................3
Portfolio.                            Performance Information..................5
                                      Fees and Expenses........................6
                                      Example..................................7
                                      Investment Objective.....................7
                                      Primary Investment Strategies............8
                                      Additional Risk Information..............9

Details about the service          MANAGEMENT OF THE PORTFOLIO
providers.                            Investment Adviser......................10
                                      Service Providers.......................11

Policies and instructions for      SHAREHOLDER INFORMATION
opening, maintaining and              Pricing of Shares.......................12
closing an account in the             Purchase of Shares......................12
Portfolio.                            Redemption of Shares....................13
                                      Frequent Purchases and Redemptions......13
                                      Exchange of Shares......................14
                                      Distributions...........................15
                                      Taxes...................................15

Details on the Portfolio's         DISTRIBUTION AND SERVICE ARRANGEMENTS
shareholder service fees              Shareholder Service Fees................16
and share classes.                    Share Classes...........................16

                                   GLOSSARY...................................17

                                   FOR MORE INFORMATION...............BACK COVER


For information about key terms and concepts, please refer to the "Glossary."

                    WILMINGTON PREMIER MONEY MARKET PORTFOLIO

                                 SERVICE SHARES

                              PORTFOLIO DESCRIPTION

SUMMARY

Investment Objective     -  The WILMINGTON PREMIER MONEY MARKET PORTFOLIO
                            seeks high current income, while
                            preserving capital and liquidity.

Investment Focus         -  Money market instruments.


Share Price Volatility   -  The Portfolio will strive to maintain a stable
                            $1.00 share price.

Principal Investment     -  The WILMINGTON PREMIER MONEY MARKET PORTFOLIO
Strategy                    invests in money market instruments, including
                            bank obligations, high quality commercial paper and U.S. Government obligations.

                         - In selecting securities for the Portfolio, the investment adviser seeks current income, liquidity and safety of principal. The investment adviser may sell securities if the securities are downgraded to a lower ratings category.

                         - The WILMINGTON PREMIER MONEY MARKET PORTFOLIO may invest more than 25% of its total assets in the obligations of banks, finance companies and utilities.

Principal Risks          The Portfolio is subject to the risks summarized
                         below, which are further described under "Additional
                         Risk Information."

                         - An investment in the Portfolio is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

                         - The obligations in which the Portfolio invests are subject to credit risk and interest rate risk. Typically, when interest rates rise, the market prices of debt securities go down. Securities issued by government sponsored entities are not insured or guaranteed by the U.S. Government.

                         - The performance of the Portfolio will depend on whether or not the investment adviser is successful in pursuing the investment strategy.


Investor Profile         -  Conservative

PERFORMANCE INFORMATION


                    WILMINGTON PREMIER MONEY MARKET PORTFOLIO

      As of the date of this prospectus, the Service Shares of the Portfolio have not commenced operations. The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year. The performance shown in the bar chart and performance table are for the Institutional Shares of the Portfolio, which are not offered in this prospectus. However, the Institutional Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Service Shares do not have the same expenses. Specifically, Service Shares are subject to a 0.25% shareholder service fee. Had such fees been deducted, the returns would be less. Total returns would have been lower had certain expenses not been waived and/or reimbursed. Of course, past performance does not necessarily indicate how the Portfolio will perform in the future.

                  ANNUAL RETURNS FOR THE PAST 10 CALENDAR YEARS

                                     PERFORMANCE YEARS
            -------------------------------------------------------------------
            1995   1996   1997   1998   1999   2000   2001   2002   2003   2004
            ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
RETURNS     5.90%  5.40%  5.54%  5.49%  5.17%  6.45%  4.21%  1.67%  1.03%  0.00%


         CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005: ____%


    BEST QUARTER           WORST QUARTER
    ------------           -------------
        1.65%                  0.23%
(September 30, 2000)    (December 31, 2003)

AVERAGE ANNUAL TOTAL
RETURNS AS OF DECEMBER                                         Since Inception
31, 2004                    1 Year      5 Years    10 Years   (December 6, 1994)
--------                    ------      -------    --------   ------------------
Premier Money Market          __%         __%         __%            __%
Portfolio -
Institutional Shares

You may call (800) 336-9970 to obtain the Portfolio's current 7-day yield.

FEES AND EXPENSES


      The table below shows the fees and expenses that you may pay if you buy and hold Service Shares of the Portfolio. The Portfolio does not charge any sales load, deferred sales load or other fees in connection with the purchase or redemption of shares.

ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS):

                                                                       Premier
                                                                       Money
                                                                       Market
                                                                      Portfolio
                                                                       Service
                                                                       Shares
                                                                      ---------
Management Fees...................................................      0.20%
Shareholder Service Fees..........................................      0.25%
Other expenses(1).................................................      0.09%
TOTAL ANNUAL OPERATING EXPENSES(2)................................      0.54%
Waivers/reimbursements(3).........................................     (0.09)%
NET EXPENSES(2)...................................................      0.45%

(1) "Other expenses" have been restated to reflect current fees in connection with the Portfolio's change in investment structure from a master-feeder structure to a stand-alone investment structure that invests directly in portfolio securities.

(2) The investment adviser has contractually agreed to waive a portion of its advisory fee or reimburse expenses to the extent total operating expenses exceed 0.45%. This waiver will remain in place until November 1, 2005, unless the Board of Trustees approves its earlier termination.

EXAMPLE


      This example is intended to help you compare the cost of investing in Service Shares of the Portfolio with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:

-     you reinvested all dividends;

-     the average annual return was 5%;

- the Portfolio's total operating expenses (reflecting contractual waivers or reimbursements through November 1, 2005) are charged and remain the same over the time periods; and

-     you redeemed all of your investment at the end of the time period.


   Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

SERVICE SHARES                                        1 Year       3 Years
--------------                                        ------       -------
Premier Money Market Portfolio                         $___         $___

      The above example is for comparison purposes only and is not a representation of the Portfolio's actual expenses and returns, either past or future.

INVESTMENT OBJECTIVE

   The WILMINGTON PREMIER MONEY MARKET PORTFOLIO seeks a high level of current income consistent with the preservation of capital and liquidity.

   The investment objective for the Portfolio may be changed without shareholder approval. The Portfolio is a money market fund and intends to maintain a stable $1 share price, although this may not be possible under certain circumstances. There can be no guarantee that the Portfolio will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES

   The WILMINGTON PREMIER MONEY MARKET PORTFOLIO invests in:

- U.S. dollar-denomination obligations of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and wholly-owned banking subsidiaries of foreign banks;

- commercial paper rated, at the time of purchase, in the highest category of short-term debt ratings of any two nationally recognized statistical rating organizations ("NRSRO");

- corporate obligations having a remaining maturity of 397 calendar days or less, issued by corporations having outstanding comparable obligations that are (a) rated in the two highest categories of any two NRSROs or (b) rated no lower than the two highest long-term debt ratings categories by any NRSRO;

-     U.S. Government obligations;

-     high quality municipal securities; and

- repurchase agreements that are fully collateralized by U.S. Government obligations.

   U.S. Government obligations are debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Government obligations include securities issued by government-sponsored entities, such as the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, which are not issued, insured or guaranteed by the U.S. Treasury or the U.S. Government. Instruments issued by such government-sponsored entities are supported only by the credit of the issuing entity. If an issuer that is not insured or guaranteed by the U.S. Treasury or U.S. Government fails to meet its commitments, the Portfolio would not be able to assert a claim against the United States.

   High quality securities include those that (1) are rated in one of the two highest short-term rating categories by two NRSROs, such as S&P, Moody's and Fitch IBCA (or by one NRSRO if only one NRSRO has issued a rating) or; (2) if unrated are issued by an issuer with comparable outstanding debt that is rated or are otherwise unrated and determined by the investment adviser to be of comparable quality.

   The Portfolio may also invest in other securities, use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information ("SAI").

ADDITIONAL RISK INFORMATION


   The following is a list of certain risks that may apply to your investment in the Portfolio. Further information about investment risks is available in our
SAI:

      - CREDIT RISK: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

      - FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country.

      - GOVERNMENT OBLIGATIONS RISK: The risk that government-sponsored entities may default on a financial obligation, since their securities are not insured or guaranteed by the U.S. Treasury or the U.S. Government

      - INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. The yield paid by the Portfolio will vary with changes in interest rates.

      - MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

      - PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

                           MANAGEMENT OF THE PORTFOLIO

   The Board of Trustees for the Portfolio supervises the management, activities and affairs of the Portfolio and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Portfolio and its shareholders.

INVESTMENT ADVISER

   Rodney Square Management Corporation ("RSMC"), the investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. RSMC, subject to the general oversight of the Board of Trustees, directs the investments of the Portfolio in accordance with its investment objective, policies and limitations. In the past, RSMC has provided asset management services to other mutual funds, individuals, personal trusts, municipalities, corporations and other organizations. Presently, RSMC provides its services exclusively to investment companies sponsored by it or its affiliates. As of March 31, 2005, RSMC had [$4.7] billion in assets under management.

   For the twelve months ended June 30, 2004, RSMC received an advisory fee (after fee waivers) of 0.10% of the Portfolio's average daily net assets.

SERVICE PROVIDERS

The chart below provides information on the primary service providers.

Asset                                                                                         Shareholder
Management                                                                                    Services

            INVESTMENT ADVISER                                                                            TRANSFER AGENT

      Rodney Square Management Corp.                                                                        PFPC Inc.
         1100 North Market Street                                                                         760 Moore Road
           Wilmington, DE 19890                                                                     King of Prussia, PA 19406

                                                                                                  Handles shareholder services,
                                                                                                   including recordkeeping and
    Manages the Portfolio's investment                                                         statements, payment of distributions
               activities.                                                                        and processing of buy and sell
                                                                                                            requests.

                                                               WT MUTUAL FUND

                                                             WILMINGTON PREMIER
                                                           MONEY MARKET PORTFOLIO

Fund                                                                                          Asset
Operations                                                                                    Safe Keeping

            ADMINISTRATOR AND
             ACCOUNTING AGENT                                                                              CUSTODIAN

                PFPC Inc.                                                                          Wilmington Trust Company
           301 Bellevue Parkway                                                                    1100 North Market Street
           Wilmington, DE 19809                                                                       Wilmington, DE 19890

                                                                                              Holds the Portfolio's assets, settles
    Provides facilities, equipment and                                                          all portfolio trades and collects
  personnel to carry out administrative                                                        most of the valuation data required
  services related to the Portfolio and                                                        for calculating the Portfolio's NAV
    calculates the Portfolio's NAV and                                                                      per share.
              distributions.

                                                Distribution

                                                                DISTRIBUTOR

                                                    Professional Funds Distributor, LLC.
                                                               760 Moore Road
                                                         King of Prussia, PA 19406

                                                    Distributes the Portfolio's shares.

                             SHAREHOLDER INFORMATION

PRICING OF SHARES

   The Portfolio uses its best effort to maintain its $1 constant share price and values its securities at amortized cost. This involves valuing a security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of fluctuating interest rates on the market value of the security. All cash, receivables and current payables are carried at their face value. Other assets, if any, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

   PFPC Inc. determines the NAV per share of the Portfolio as of 2:00 p.m. Eastern time on each business day (i.e., a day that the New York Stock Exchange (the "Exchange") and the transfer agent are open for business). The NAV is calculated by adding the value of all securities and other assets in the Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in the Portfolio. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent. Shares will only be priced on business days.

PURCHASE OF SHARES

   Portfolio shares are offered on a continuous basis and are sold without any sales charges. The minimum initial purchase is $10,000,000. Additional investments in the Portfolio may be made in any amount. You may purchase shares as specified below.

   You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Portfolio's distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment in the Portfolio. If you wish to purchase Portfolio shares through your account at Wilmington Trust or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

   BY WIRE: You may purchase shares by wiring federal funds. Please call PFPC at
(800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

   ADDITIONAL INFORMATION REGARDING PURCHASES: Investments in the Portfolio are accepted on the business day that federal funds are deposited for your account on or before 2:00 p.m. Eastern time. Monies immediately convertible to federal funds are deposited for your account on or before 2:00 p.m. Eastern time, or when checks deposited for your account have been converted to federal funds (usually within two business days after receipt). All investments in the Portfolio are credited to your account as shares of the Portfolio immediately upon acceptance and become entitled to dividends declared as of the day and time of investment.

   Any purchase order may be rejected if the Portfolio determines that accepting the order would not be in the best interest of the Portfolio or its shareholders.

   It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

   For information on other ways to purchase shares, including through an individual retirement account (IRA), an automatic investment plan or a payroll investment plan, please refer to our SAI.

REDEMPTION OF SHARES

   You may sell your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. There is no fee when Portfolio shares are redeemed. It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions or the next business day if received after 2:00 p.m. Eastern time, or on a non-business day, but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Portfolio's name and your account number should accompany any redemption requests.

   BY MAIL: If you redeem your shares by mail, you must submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Portfolio name, your account number and your name. The written instructions and signature guarantee should be mailed to:

Regular mail:                          Overnight mail:
-------------                          ---------------
Wilmington Premier Money Market        Wilmington Premier Money Market
Portfolio                              Portfolio
c/o PFPC Inc                           c/o PFPC Inc.
P.O.  Box 9828                         760 Moore Road
Providence, RI 02940                   King of Prussia, PA 19406

   BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are certain risks. The Portfolio has certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

   ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares.

   If the shares to be redeemed represent a recent investment made by a check, the Portfolio reserves the right not to send the redemption proceeds until it believes that the check has been collected (which could take up to 10 days).

   SMALL ACCOUNTS: If the value of your Portfolio account falls below $500, the Portfolio may ask you to increase your balance. If the account value is still below $500 after 60 days, the Portfolio may close your account and send you the proceeds. The Portfolio will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

   For additional information on other ways to redeem shares, please refer to our SAI.

FREQUENT PURCHASES AND REDEMPTIONS

   Money market funds such as the Portfolio generally are used by investors for short-term investments, often in place of bank checking or savings accounts or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason, although the WT Mutual Fund discourages excessive trading and other abusive trading practices, WT Mutual Fund has not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to deter frequent purchases and redemptions of the Portfolio's shares. WT Mutual Fund also believes that money market funds, such as the Portfolio, are not targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, frequent purchases and redemptions of the Portfolio's shares could increase the Portfolio's transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the Portfolio, which could detract from its performance. Accordingly, the Portfolio reserves the right to refuse any purchase or exchange request. Other Portfolios or Funds in the WT Mutual Fund family that are not money market mutual funds have adopted policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds which may apply to exchanges from or into the Portfolio. If you plan to exchange your Portfolio shares for shares of another fund in the WT Mutual Fund family, please read the prospectus of that other Portfolio or Fund of WT Mutual Fund for more information.

EXCHANGE OF SHARES

   You may exchange all or a portion of your shares in the Portfolio for Service Shares of the following funds ("Wilmington Portfolios"):

   Wilmington Prime Money Market Portfolio
   Wilmington U.S. Government Portfolio
   Wilmington Tax-Exempt Portfolio
   Wilmington Large Cap Strategic Allocation Fund
   Wilmington Mid Cap Strategic Allocation Fund
   Wilmington Small Cap Strategic Allocation Fund

   Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

   Exchange transactions will be subject to the minimum initial investment and other requirements of the Wilmington Portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.

   To obtain prospectuses of the other Wilmington Portfolios, you may call (800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Wilmington Portfolios may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the Wilmington Portfolio's shares to be acquired through such exchange may be legally made.

DISTRIBUTIONS

   Distributions from the net investment income of the Portfolio are declared daily as a dividend and paid monthly to you. Any net capital gain realized by the Portfolio will be distributed annually.

   All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

   As long as the Portfolio meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. The Portfolio's distributions of net investment income (which include net short-term capital gains), whether received in cash or reinvested in additional Portfolio shares, are taxable to you as ordinary income. The Portfolio will notify you following the end of the calendar year of the amount of dividends paid that year.

   You will not recognize any gain or loss on the sale (redemption) or exchange of shares of the Portfolio so long as the Portfolio maintains a stable price of $1.00 a share.

   STATE AND LOCAL INCOME TAXES: You should consult your tax advisers concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

   This section is only a summary of some important income tax considerations that may affect your investment in the Portfolio. More information regarding those considerations appears in our SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                      DISTRIBUTION AND SERVICE ARRANGEMENTS

      Professional Funds Distributor, LLC manages the Portfolio's distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Portfolio does not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

SHAREHOLDER SERVICE FEES

      The Board of Trustees has adopted a shareholder service plan authorizing the Portfolio to pay service providers an annual fee not exceeding 0.25% of the Portfolio's average daily net assets of the Service Shares, to compensate service providers who maintain a service relationship. Service activities provided under this plan include (a) establishing and maintaining shareholder accounts and records, (b) answering shareholder inquiries, (c) assisting in share purchases and redemptions, (d) providing statements and reports to shareholders, and (e) providing other related services requested by shareholders.

SHARE CLASSES

      The Portfolio issues Institutional and Service Shares. Each class of shares bears a pro rata portion of a Portfolio's common expenses in addition to expenses directly attributable to that class. Service Shares are offered to investors who use a financial intermediary to process transactions with the Portfolio and are subject to a shareholder service fee. Institutional Shares are offered to retirement plans and other institutional investors.

                                    GLOSSARY

INVESTMENT ADVISER:

The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the investment adviser must follow in its management activities.

MONEY MARKET FUNDS:

Money market funds invest only in high quality, short-term debt securities, commonly known as money market instruments. Money market funds follow strict rules about credit risk, maturity and diversification of their investments. An investment in a money market fund is not a bank deposit. Although a money market fund seeks to keep a constant share price of $1.00, you may lose money by investing in a money market fund.

MUTUAL FUND EXPENSES:

Every mutual fund has operating expenses to pay for professional advisory, distribution, administration, custody and other services. These expenses are deducted from Portfolio assets.

NET ASSET VALUE OR "NAV":

NAV =   Assets - Liabilities
        --------------------
         Outstanding Shares

NET INVESTMENT INCOME:

Net investment income consists of interest earned by a fund on its investments less accrued expenses.

YIELD:

Yield is a measure of the income (interest) earned by the securities in a fund's portfolio and paid to you over a specified time period. The annualized yield is expressed as a percentage of the offering price per share on a specified date.

                              FOR MORE INFORMATION

   FOR INVESTORS WHO WANT MORE INFORMATION ON THE PORTFOLIO, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

   ANNUAL/SEMI-ANNUAL REPORTS: These reports contain performance data and information on portfolio holdings and operating results for the Portfolio's most recently completed fiscal year or half-year. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance.

   STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides additional technical and legal descriptions of the Portfolio's policies, investment restrictions, risks, and business structure, including a description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's securities holdings. The information in the SAI is incorporated into this prospectus by this reference.

   Copies of these documents and answers to questions about the Portfolio may be obtained without charge by contacting:

   WT Mutual Fund
   c/o PFPC Inc.
   760 Moore Road
   King of Prussia, PA 19406
   (800) 336-9970
   9:00 a.m.  to 5:00 p.m., Eastern time

   WT Mutual Fund does not currently maintain an Internet Web site. However, reports and information about the funds (including the SAI and Annual and Semi-Annual Reports) may be viewed or downloaded, free of charge, from the EDGAR database on the SEC's Internet site at http://www.sec.gov. Such information about the Portfolio can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090.

   FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800)-336-9970.

            The investment company registration number is 811-08648.

                    WILMINGTON PREMIER MONEY MARKET PORTFOLIO

                                OF WT MUTUAL FUND
                              INSTITUTIONAL SHARES

                          PROSPECTUS DATED JULY 1, 2005

      This prospectus gives vital information about the Wilmington Premier Money Market Portfolio, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

      Please note that this Portfolio:

            -     is not a bank deposit

            - is not an obligation of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

            -     is not federally insured

            - is not an obligation of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other government agency

            -     is not guaranteed to achieve its goal(s)

            -     may not be able to maintain a stable $1 share price

      Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS

A look at the goals, strategies,        PORTFOLIO DESCRIPTION
risks and expenses of the                   Summary.............................................       3
Portfolio.                                  Performance Information.............................       4
                                            Fees and Expenses...................................       5
                                            Example.............................................       5
                                            Investment Objective................................       6
                                            Primary Investment Strategies.......................       6
                                            Additional Risk Information.........................       7
                                            Financial Highlights................................       8

Details about the service               MANAGEMENT OF THE PORTFOLIO
providers.                                  Investment Adviser..................................       9
                                            Service Providers...................................      10

Policies and instructions for           SHAREHOLDER INFORMATION
opening, maintaining and                    Pricing of Shares...................................      11
closing an account in the                   Purchase of Shares..................................      11
Portfolio.                                  Redemption of Shares................................      12
                                            Frequent Purchases and Redemptions..................      13
                                            Exchange of Shares..................................      13
                                            Distributions.......................................      14
                                            Taxes...............................................      14

Details on the Portfolio's              DISTRIBUTION ARRANGEMENTS
distribution and share classes.             Share Classes.......................................      15

                                        GLOSSARY................................................      16

                                        FOR MORE INFORMATION....................................    BACK COVER

For information about key terms and concepts, please refer to the "GLOSSARY."

                    WILMINGTON PREMIER MONEY MARKET PORTFOLIO
                              INSTITUTIONAL SHARES

                              PORTFOLIO DESCRIPTION

SUMMARY

Investment Objective          - The WILMINGTON PREMIER MONEY MARKET PORTFOLIO
                                seeks high current income, while preserving capital and liquidity.

Investment Focus              - Money market instruments.

Share Price Volatility        - The Portfolio will strive to maintain a stable
                                $1.00 share price.

Principal Investment          - The WILMINGTON PREMIER MONEY MARKET PORTFOLIO
Strategy invests in money market instruments, including bank obligations, high quality commercial paper and U.S. Government obligations.

                              - In selecting securities for the Portfolio, the
                                investment adviser seeks current income, liquidity and safety of principal. The investment adviser may sell securities if the securities are downgraded to a lower ratings category.

                              - The WILMINGTON PREMIER MONEY MARKET PORTFOLIO
                                may invest more than 25% of its total assets in the obligations of banks, finance companies and utilities.

Principal Risks               The Portfolio is subject to the risks summarized
                              below, which are further described under "Additional Risk Information."

                              - An investment in the Portfolio is not a deposit
                                of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

                              - The obligations in which the Portfolio invests
                                are subject to credit risk and interest rate risk. Typically, when interest rates rise, the market prices of debt securities go down. Securities issued by government sponsored entities are not insured or guaranteed by the U.S. Government.

                              - The performance of the Portfolio will depend on
                                whether or not the investment adviser is successful in pursuing the investment strategy.

Investor Profile              - Conservative

PERFORMANCE INFORMATION

                    WILMINGTON PREMIER MONEY MARKET PORTFOLIO

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year. Total returns would have been lower had certain expenses not been waived and/or reimbursed. Of course, past performance does not necessarily indicate how the Portfolio will perform in the future.

                  ANNUAL RETURNS FOR THE PAST 10 CALENDAR YEARS

                                  [BAR CHART]

PERFORMANCE YEAR              RETURNS
     1995                      5.90%
     1996                      5.40%
     1997                      5.54%
     1998                      5.49%
     1999                      5.17%
     2000                      6.45%
     2001                      4.21%
     2002                      1.67%
     2003                      1.03%
     2004                      0.00%

         CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005: ____%

    BEST QUARTER                  WORST QUARTER
--------------------           -------------------
        1.65%                         0.23%
(September 30, 2000)           (December 31, 2003)

                                                                                                   Since Inception
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004                     1 Year      5 Years     (December 6, 1994)
----------------------------------------------------                     ------      -------     ------------------
Premier Money Market Portfolio - Institutional Shares                    ____%        ____%             ____%

You may call (800) 336-9970 to obtain the Portfolio's current 7-day yield.

FEES AND EXPENSES

      The table below shows the fees and expenses that you may pay if you buy and hold Institutional Shares of the Portfolio. The Portfolio does not charge any sales load, deferred sales load or other fees in connection with the purchase or redemption of shares.

      ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS):

                                                                                 Premier Money Market Portfolio -
                                                                                       Institutional Shares
                                                                                 --------------------------------
Management fees........................................................                        0.20%
Other expenses(1)......................................................                        ____%
TOTAL ANNUAL OPERATING EXPENSES(2).....................................                        ____%
Waivers/reimbursements(2)..............................................                       (___)%
Net expenses(2)........................................................                        0.20%

(1) The investment adviser has contractually agreed to waive a portion of its advisory fee or reimburse expenses to the extent total operating expenses exceed 0.20%. This waiver will remain in place until November 1, 2005, unless the Board of Trustees approves its earlier termination.

(2) "Other expenses" have been restated to reflect current fees in connection with the Portfolio's change in investment structure from a master-feeder structure to a stand-alone investment structure what invests directly in portfolio securities.

EXAMPLE

      This example is intended to help you compare the cost of investing in Institutional Shares of the Portfolio with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:

         -  you reinvested all dividends;

         -  the average annual return was 5%;

         - the Portfolio's total operating expenses (reflecting contractual waivers or reimbursements through November 1, 2005) are charged and remain the same over the time periods; and

         -  you redeemed all of your investment at the end of the time period.

      Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

INSTITUTIONAL SHARES                              1 Year            3 Years             5 Years            10 Years
--------------------                              ------            -------             -------            --------
Premier Money Market Portfolio                      $__               $__                 $___                $__

      The above example of Institutional Shares is for comparison purposes only and is not a representation of the Portfolio's actual expenses and returns, either past or future.

INVESTMENT OBJECTIVE

      The WILMINGTON PREMIER MONEY MARKET PORTFOLIO seeks a high level of current income consistent with the preservation of capital and liquidity.

      The investment objective for the Portfolio may be changed without shareholder approval. The Portfolio is a money market fund and intends to maintain a stable $1 share price, although this may not be possible under certain circumstances. There can be no guarantee that the Portfolio will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES

      The WILMINGTON PREMIER MONEY MARKET PORTFOLIO invests in:

            - U.S. dollar-denomination obligations of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and wholly-owned banking subsidiaries of foreign banks;

            - commercial paper rated, at the time of purchase, in the highest category of short-term debt ratings of any two nationally recognized statistical rating organizations ("NRSRO");

            - corporate obligations having a remaining maturity of 397 calendar days or less, issued by corporations having outstanding comparable obligations that are (a) rated in the two highest categories of any two NRSROs or (b) rated no lower than the two highest long-term debt ratings categories by any NRSRO;

            -     U.S. Government obligations;

            -     high quality municipal securities; and

            - repurchase agreements that are fully collateralized by U.S. Government obligations.

      U.S. Government obligations are debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Government obligations include securities issued by government-sponsored entities, such as the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, which are not issued, insured or guaranteed by the U.S. Treasury or the U.S. Government. Instruments issued by such government-sponsored entities are supported only by the credit of the issuing entity. If an issuer that is not insured or guaranteed by the U.S. Treasury or U.S. Government fails to meet its commitments, the Portfolio would not be able to assert a claim against the United States.

      High quality securities include those that (1) are rated in one of the two highest short-term rating categories by two NRSROs, such as S&P, Moody's and Fitch IBCA (or by one NRSRO if only one NRSRO has issued a rating) or; (2) if unrated are issued by an issuer with comparable outstanding debt that is rated or are otherwise unrated and determined by the investment adviser to be of comparable quality.

      The Portfolio may also invest in other securities, use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information ("SAI").

ADDITIONAL RISK INFORMATION

      The following is a list of certain risks that may apply to your investment in the Portfolio. Further information about investment risks is available in our
SAI:

            - CREDIT RISK: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

            - FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country.

            - GOVERNMENT OBLIGATIONS RISK: The risk that government-sponsored entities may default on a financial obligation, since their securities are not insured or guaranteed by the U.S. Treasury or the U.S. Government

            - INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. The yield paid by the Portfolio will vary with changes in interest rates.

            - MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

            - PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

FINANCIAL HIGHLIGHTS

      The financial highlights table is intended to help you understand the Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single Institutional Share of the Portfolio. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and other distributions). Financial highlights for the fiscal years ended June 30, 2000, 2001, 2002, 2003 and 2004 have been audited by ______________ whose report, along with the Portfolio's financial statements, is included in the Institutional Shares Annual Report, which is available without charge upon request. Financial highlights for the six-month period ended December 31, 2004 has not been audited.


                                                            For the
                                                           Six-Month
                                                          Period Ended
                                                            December                For the Fiscal Years Ended June 30,
PREMIER MONEY MARKET PORTFOLIO -                            31, 2004    -----------------------------------------------------------
     INSTITUTIONAL SHARES                                 (Unaudited)     2004          2003        2002         2001      2000(1)
-------------------------------------------------         -----------   ---------     --------    --------     --------    --------
NET ASSET VALUE - BEGINNING OF PERIOD                      $   1.00     $    1.00     $   1.00    $   1.00     $   1.00    $   1.00
                                                           --------     ---------     --------    --------     --------    --------

INVESTMENT OPERATIONS:
Net investment income...........................               0.01          0.01         0.01        0.02         0.06        0.06
                                                           --------     ---------     --------    --------     --------    --------

DISTRIBUTIONS:
From net investment income......................              (0.01)        (0.01)       (0.01)      (0.02)       (0.06)      (0.06)
                                                           --------     ---------     --------    --------     --------    --------

NET ASSET VALUE - END OF PERIOD.................           $   1.00     $    1.00     $   1.00    $   1.00     $   1.00    $   1.00
                                                           ========     =========     ========    ========     ========    ========

TOTAL RETURN....................................               0.74%**       0.92%        1.37%       2.42%        6.03%       5.80%

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL
DATA: (2)
Expenses:
Including expense limitations...................               0.20%*        0.20%        0.20%       0.20%        0.20%       0.20%
Excluding expense limitation....................               0.31%*        0.29%        0.30%       0.30%        0.28%       0.32%
Net investment income...........................               1.44%*        0.92%        1.36%       2.44%        5.88%       5.66%
Net assets at end of period (000 omitted).......           $532,850     $ 745,538     $610,225    $533,639     $632,599    $503,234

--------------------
*     Annualized

**    Not annualized

(1) Effective November 1, 1999, Rodney Square Management Corporation, an affiliate of Wilmington Trust, became the investment adviser to the WT Investment Trust I - Premier Money Market Series.

(2) Prior to July 1, 2005, the Portfolio operated as a feeder fund in a master-feeder structure. During the periods shown, the expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I - Premier Money Market Series.

                           MANAGEMENT OF THE PORTFOLIO

      The Board of Trustees for the Portfolio supervises the management, activities and affairs of the Portfolio and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Portfolio and its shareholders.

INVESTMENT ADVISER

      Rodney Square Management Corporation ("RSMC"), the investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. RSMC, subject to the general oversight of the Board of Trustees, directs the investments of the Portfolio in accordance with its investment objective, policies and limitations. In the past, RSMC has provided asset management services to other mutual funds, individuals, personal trusts, municipalities, corporations and other organizations. Presently, RSMC provides its services exclusively to investment companies sponsored by it or its affiliates. As of March 31, 2005, RSMC had $[4.7] billion in assets under management.

      For the twelve months ended June 30, 2004, RSMC received an advisory fee (after fee waivers) of 0.10% of the Portfolio's average daily net assets.

SERVICE PROVIDERS

The chart below provides information on the primary service providers.

Asset                                                                                         Shareholder
Management                                                                                    Services

            INVESTMENT ADVISER                                                                            TRANSFER AGENT

      Rodney Square Management Corp.                                                                        PFPC Inc.
         1100 North Market Street                                                                         760 Moore Road
           Wilmington, DE 19890                                                                     King of Prussia, PA 19406

                                                                                                  Handles shareholder services,
                                                                                                   including recordkeeping and
    Manages the Portfolio's investment                                                         statements, payment of distributions
               activities.                                                                        and processing of buy and sell
                                                                                                            requests.

                                                               WT MUTUAL FUND

                                                             WILMINGTON PREMIER
                                                           MONEY MARKET PORTFOLIO

Fund                                                                                          Asset
Operations                                                                                    Safe Keeping

            ADMINISTRATOR AND
             ACCOUNTING AGENT                                                                              CUSTODIAN

                PFPC Inc.                                                                          Wilmington Trust Company
           301 Bellevue Parkway                                                                    1100 North Market Street
           Wilmington, DE 19809                                                                       Wilmington, DE 19890

                                                                                              Holds the Portfolio's assets, settles
    Provides facilities, equipment and                                                          all portfolio trades and collects
  personnel to carry out administrative                                                        most of the valuation data required
  services related to the Portfolio and                                                        for calculating the Portfolio's NAV
    calculates the Portfolio's NAV and                                                                      per share.
              distributions.

                                                Distribution

                                                                DISTRIBUTOR

                                                    Professional Funds Distributor, LLC.
                                                               760 Moore Road
                                                         King of Prussia, PA 19406

                                                    Distributes the Portfolio's shares.

                             SHAREHOLDER INFORMATION

PRICING OF SHARES

      The Portfolio uses its best effort to maintain its $1 constant share price and values its securities at amortized cost. This involves valuing a security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of fluctuating interest rates on the market value of the security. All cash, receivables and current payables are carried at their face value. Other assets, if any, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

      PFPC Inc. determines the NAV per share of the Portfolio as of 2:00 p.m. Eastern time on each business day (i.e., a day that the New York Stock Exchange (the "Exchange") and the transfer agent are open for business). The NAV is calculated by adding the value of all securities and other assets in the Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in the Portfolio. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent. Shares will only be priced on business days.

PURCHASE OF SHARES

      Portfolio shares are offered on a continuous basis and are sold without any sales charges. The minimum initial purchase is $10,000,000. Additional investments in the Portfolio may be made in any amount. You may purchase shares as specified below.

      You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Portfolio's distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment in the Portfolio. If you wish to purchase Portfolio shares through your account at Wilmington Trust or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

      BY WIRE: You may purchase shares by wiring federal funds. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

      ADDITIONAL INFORMATION REGARDING PURCHASES: Investments in the Portfolio are accepted on the business day that federal funds are deposited for your account on or before 2:00 p.m. Eastern time. Monies immediately convertible to federal funds are deposited for your account on or before 2:00 p.m. Eastern time, or when checks deposited for your account have been converted to federal funds (usually within two business days after receipt). All investments in the Portfolio are credited to your account as shares of the Portfolio immediately upon acceptance and become entitled to dividends declared as of the day and time of investment.

      Any purchase order may be rejected if the Portfolio determines that accepting the order would not be in the best interest of the Portfolio or its shareholders.

      It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

      For information on other ways to purchase shares, including through an individual retirement account (IRA), an automatic investment plan or a payroll investment plan, please refer to our SAI.

REDEMPTION OF SHARES

      You may sell your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. There is no fee when Portfolio shares are redeemed. It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions or the next business day if received after 2:00 p.m. Eastern time, or on a non-business day, but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Portfolio's name and your account number should accompany any redemption requests.

      BY MAIL: If you redeem your shares by mail, you must submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Portfolio name, your account number and your name. The written instructions and signature guarantee should be mailed to:

Regular mail:                                            Overnight mail:
-------------                                            ---------------
Wilmington Premier Money Market Portfolio                Wilmington Premier Money Market Portfolio
c/o PFPC Inc                                             c/o PFPC Inc.
P.O. Box 9828                                            760 Moore Road
Providence, RI 02940                                     King of Prussia, PA 19406

      BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are certain risks. The Portfolio has certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

      ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares.

      If the shares to be redeemed represent a recent investment made by a check, the Portfolio reserves the right not to send the redemption proceeds until it believes that the check has been collected (which could take up to 10 days).

      SMALL ACCOUNTS: If the value of your Portfolio account falls below $500, the Portfolio may ask you to increase your balance. If the account value is still below $500 after 60 days, the Portfolio may close your account and send you the proceeds. The Portfolio will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

      For additional information on other ways to redeem shares, please refer to our SAI.

FREQUENT PURCHASES AND REDEMPTIONS

      Money market funds such as the Portfolio generally are used by investors for short-term investments, often in place of bank checking or savings accounts or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason, although the WT Mutual Fund discourages excessive trading and other abusive trading practices, WT Mutual Fund has not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to deter frequent purchases and redemptions of the Portfolio's shares. WT Mutual Fund also believes that money market funds, such as the Portfolio, are not targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, frequent purchases and redemptions of the Portfolio's shares could increase the Portfolio's transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the Portfolio, which could detract from its performance. Accordingly, the Portfolio reserves the right to refuse any purchase or exchange request. Other Portfolios or Funds in the WT Mutual Fund family that are not money market mutual funds have adopted policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds which may apply to exchanges from or into the Portfolio. If you plan to exchange your Portfolio shares for shares of another fund in the WT Mutual Fund family, please read the prospectus of that other Portfolio or Fund of WT Mutual Fund for more information.

EXCHANGE OF SHARES

      You may exchange all or a portion of your shares in the Portfolio for Institutional Shares of the following funds ("Wilmington Portfolios"):

      Wilmington Short/Intermediate Bond Portfolio

      Wilmington Broad Market Bond Portfolio

      Wilmington Municipal Bond Portfolio

      Wilmington Short-Term Income Portfolio

      Wilmington Large Cap Core Portfolio

      Wilmington Small Cap Core Portfolio

      Wilmington Large Cap Value Portfolio

      Wilmington Large Cap Growth Portfolio

      Wilmington International Strategic Allocation Fund

      Wilmington Real Estate Strategic Allocation Fund

      Wilmington Large Cap Strategic Allocation Fund

      Wilmington Mid Cap Strategic Allocation Fund

      Wilmington Small Cap Strategic Allocation Fund

      Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

      Exchange transactions will be subject to the minimum initial investment and other requirements of the Wilmington Portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.

      To obtain prospectuses of the other Wilmington Portfolios, you may call
(800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Wilmington Portfolios may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the Wilmington Portfolio's shares to be acquired through such exchange may be legally made.

DISTRIBUTIONS

      Distributions from the net investment income of the Portfolio are declared daily as a dividend and paid monthly to you. Any net capital gain realized by the Portfolio will be distributed annually.

      All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

      As long as the Portfolio meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. The Portfolio's distributions of net investment income (which include net short-term capital gains), whether received in cash or reinvested in additional Portfolio shares, are taxable to you as ordinary income. The Portfolio will notify you following the end of the calendar year of the amount of dividends paid that year.

      You will not recognize any gain or loss on the sale (redemption) or exchange of shares of the Portfolio so long as the Portfolio maintains a stable price of $1.00 a share.

      STATE AND LOCAL INCOME TAXES: You should consult your tax advisers concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

      This section is only a summary of some important income tax considerations that may affect your investment in the Portfolio. More information regarding those considerations appears in our SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

      Professional Funds Distributor, LLC manages the Portfolio's distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The

Portfolio does not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

SHARE CLASSES

      The Portfolio issues Institutional and Service Shares. Each class of shares bears a pro rata portion of a Portfolio's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. Service Shares are offered to investors who use a financial intermediary to process transactions with the Portfolio and are subject to a shareholder service fee.

                                    GLOSSARY

INVESTMENT ADVISER:

The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the investment adviser must follow in its management activities.

MONEY MARKET FUNDS:

Money market funds invest only in high quality, short-term debt securities, commonly known as money market instruments. Money market funds follow strict rules about credit risk, maturity and diversification of their investments. An investment in a money market fund is not a bank deposit. Although a money market fund seeks to keep a constant share price of $1.00, you may lose money by investing in a money market fund.

MUTUAL FUND EXPENSES:

Every mutual fund has operating expenses to pay for professional advisory, distribution, administration, custody and other services. These expenses are deducted from Portfolio assets.

NET ASSET VALUE OR "NAV":

NAV = Assets - Liabilities
Outstanding Shares

NET INVESTMENT INCOME:

Net investment income consists of interest earned by a fund on its investments less accrued expenses.

YIELD:

Yield is a measure of the income (interest) earned by the securities in a fund's portfolio and paid to you over a specified time period. The annualized yield is expressed as a percentage of the offering price per share on a specified date.

                              FOR MORE INFORMATION

      FOR INVESTORS WHO WANT MORE INFORMATION ON THE PORTFOLIO, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

      ANNUAL/SEMI-ANNUAL REPORTS: These reports contain performance data and information on portfolio holdings and operating results for the Portfolio's most recently completed fiscal year or half-year. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance.

      STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides additional technical and legal descriptions of the Portfolio's policies, investment restrictions, risks, and business structure, including a description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's securities holdings. The information in the SAI is incorporated into this prospectus by this reference.

      Copies of these documents and answers to questions about the Portfolio may be obtained without charge by contacting:

      WT Mutual Fund
      c/o PFPC Inc.
      760 Moore Road
      King of Prussia, PA 19406
      (800) 336-9970
      9:00 a.m. to 5:00 p.m., Eastern time

      WT Mutual Fund does not currently maintain an Internet Web site. However, reports and information about the funds (including the SAI and Annual and Semi-Annual Reports) may be viewed or downloaded, free of charge, from the EDGAR database on the SEC's Internet site at http://www.sec.gov. Such information about the Portfolio can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090.

      FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800)-336-9970.

            The investment company registration number is 811-08648.

                     WILMINGTON PRIME MONEY MARKET PORTFOLIO
                      WILMINGTON U.S. GOVERNMENT PORTFOLIO
                         WILMINGTON TAX-EXEMPT PORTFOLIO

                                OF WT MUTUAL FUND

                                 INVESTOR SHARES
--------------------------------------------------------------------------------
                          PROSPECTUS DATED JULY 1, 2005

      This prospectus gives vital information about these money market mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

      Please note that these Portfolios:

            -     are not bank deposits

            - are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

            -     are not federally insured

            - are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other government agency

            -     are not guaranteed to achieve their goal(s)

            -     may not be able to maintain a stable $1 share price

      Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                        PORTFOLIO DESCRIPTIONS

A look at the goals, strategies,            Summary.........................................................     3
risks and expenses of each                  Performance Information.........................................     5
Portfolio.                                  Fees and Expenses...............................................     8
                                            Example.........................................................     8
                                            Investment Objectives...........................................     9
                                            Primary Investment Strategies...................................     9
                                            Additional Risk Information.....................................    11
                                            Financial Highlights............................................    12

                                        MANAGEMENT OF THE PORTFOLIOS

Details about the service                   Investment Adviser..............................................    15
providers.                                  Service Providers...............................................    16

                                        SHAREHOLDER INFORMATION

Policies and instructions for               Pricing of Shares...............................................    17
opening, maintaining and                    Purchase of Shares..............................................    17
closing an account in any of                Redemption of Shares............................................    18
the Portfolios                              Frequent Purchases and Redemptions..............................    20
                                            Exchange of Shares..............................................    21
                                            Distributions...................................................    21
                                            Taxes...........................................................    21

                                        DISTRIBUTION ARRANGEMENTS

Details on the Portfolios'                  Rule 12b-1 Fees.................................................    23
distribution plans and share
classes.                                    Share Classes...................................................    23

                                        GLOSSARY............................................................    24

                                        FOR MORE INFORMATION................................................    25

For information about key terms and concepts, please refer to the "Glossary."

                     WILMINGTON PRIME MONEY MARKET PORTFOLIO
                      WILMINGTON U.S. GOVERNMENT PORTFOLIO
                         WILMINGTON TAX-EXEMPT PORTFOLIO

                                 INVESTOR SHARES

                             PORTFOLIO DESCRIPTIONS

SUMMARY

Investment Objective                -    The WILMINGTON PRIME MONEY MARKET and
                                         WILMINGTON U.S. GOVERNMENT PORTFOLIOS
                                         each seek high current income, while
                                         preserving capital and liquidity.

                                    -    The WILMINGTON TAX-EXEMPT
                                         PORTFOLIO seeks high current interest
                                         income exempt from Federal income taxes
                                         while preserving principal.

Investment Focus                    -    Money market instruments

Share Price Volatility              -    Each Portfolio will strive to maintain
                                         a stable $1.00 share price.

Principal                           -    The WILMINGTON PRIME MONEY MARKET
Investment Strategy                      PORTFOLIO invests in money market
                                         instruments,including bank obligations,
                                         high quality commercial paper and U.S.
                                         Government obligations.

                                    -    The WILMINGTON U.S. GOVERNMENT
                                         PORTFOLIO invests at least 80% of its
                                         assets in U.S. Government obligations
                                         and repurchase agreements
                                         collateralized by such obligations.

                                    -    The WILMINGTON TAX-EXEMPT PORTFOLIO
                                         invests in high quality municipal
                                         obligations, municipal bonds and other
                                         instruments exempt from Federal income
                                         tax.

                                    -    In selecting securities for a
                                         Portfolio, the investment adviser seeks
                                         current income, liquidity and safety of
                                         principal. The investment adviser may
                                         sell securities if the securities are
                                         downgraded to a lower ratings category.

                                    -    Each of the WILMINGTON PRIME MONEY
                                         MARKET and the WILMINGTON TAX-EXEMPT
                                         PORTFOLIOS may invest more than 25% of
                                         its total assets in the obligations of
                                         banks, finance companies and utilities.
                                         The WILMINGTON U.S. GOVERNMENT
                                         PORTFOLIO may invest up to 20% of its
                                         total assets in the obligations of
                                         banks, finance companies and utilities.

Principal Risks                     The Portfolios are subject to the
                                    risks summarized below, which are further described under "Additional Risk
                                    Information."

                                    -    An investment in a Portfolio is not a
                                         deposit of Wilmington Trust Company or
                                         any of its affiliates and is not
                                         insured or guaranteed by the FDIC or
                                         any other government agency. Although
                                         each Portfolio seeks to preserve the
                                         value of your investment at $1.00 per
                                         share, it is possible to lose money by
                                         investing in a Portfolio.

                                    -    The obligations in which the Portfolios
                                         invest are subject to credit risk and
                                         interest rate risk. Typically, when
                                         interest rates rise, the market prices
                                         of debt securities go down. Securities
                                         issued by government sponsored entities
                                         are not insured or guaranteed by the
                                         U.S. Government.

                                    -    The performance of a Portfolio will
                                         depend on whether or not the investment
                                         adviser is successful in pursuing the
                                         investment strategy.

Investor Profile                    -    Conservative

PERFORMANCE INFORMATION

                     WILMINGTON PRIME MONEY MARKET PORTFOLIO

      The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year. Of course, past performance does not necessarily indicate how the Portfolio will perform in the future.

               ANNUAL TOTAL RETURNS FOR THE PAST 10 CALENDAR YEARS

PERFORMANCE YEARS     RETURNS
1995                   5.63%
1996                   5.08%
1997                   5.22%
1998                   5.17%
1999                   4.80%
2000                   6.11%
2001                   3.92%
2002                   1.47%
2003                   0.72%
2004                   0.00%

         CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005: ____%

    BEST QUARTER                 WORST QUARTER
    ------------                 -------------
       1.57%                         0.15%
(December 31, 2000)           (December 31, 2003)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004   1 Year  5 Years  10 Years
----------------------------------------------------  -------  -------  --------
Prime Money Market Portfolio - Investor Shares         ____%    ____%     ____%

                      WILMINGTON U.S. GOVERNMENT PORTFOLIO

      The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year. Of course, past performance does not necessarily indicate how the Portfolio will perform in the future.

               ANNUAL TOTAL RETURNS FOR THE PAST 10 CALENDAR YEARS

PERFORMANCE YEARS   RETURNS
1995                 5.51%
1996                 4.99%
1997                 5.12%
1998                 5.07%
1999                 4.69%
2000                 5.94%
2001                 3.71%
2002                 1.26%
2003                 0.64%
2004                 0.00%

         CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005: ____%

    BEST QUARTER                 WORST QUARTER
    ------------                 -------------
       1.54%                         0.14%
(December 31, 2000)           (December 31, 2003)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004   1 Year  5 Years  10 Years
----------------------------------------------------  -------  -------  --------
U.S. Government Portfolio - Investor Shares             ____%   ____%    ____%

                         WILMINGTON TAX-EXEMPT PORTFOLIO

      The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year. Of course, past performance does not necessarily indicate how the Portfolio will perform in the future.

               ANNUAL TOTAL RETURNS FOR THE PAST 10 CALENDAR YEARS

PERFORMANCE YEARS   RETURNS
1995                 3.47%
1996                 3.01%
1997                 3.15%
1998                 2.98%
1999                 2.76%
2000                 3.65%
2001                 2.30%
2002                 0.90%
2003                 0.49%
2004                 0.00%

         CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005: ____%

    BEST QUARTER                 WORST QUARTER
    ------------                 -------------
       0.96%                         0.09%
(December 31, 2000)           (September 30, 2003)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004   1 Year  5 Years  10 Years
----------------------------------------------------  -------  -------  --------
U.S. Government Portfolio - Investor Shares             ____%   ____%    ____%

You may call (800) 336-9970 to obtain a Portfolio's current 7-day yield.

FEES AND EXPENSES

      The table below describes the fees and expenses that you may pay if you buy and hold Investor Shares of a Portfolio. No sales charges or other fees are paid directly from your investment.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)(1):

                                                            U.S.
                                          Prime Money     Government   Tax-Exempt
                                       Market Portfolio   Portfolio    Portfolio
                                       ----------------   ----------   ----------
Management fees                             0.33%           0.37%        0.37%
Distribution (12b-1) fees(2)                0.10%           0.10%        0.10%
Other expenses(3)                            ___%            ___%         ___%
TOTAL ANNUAL OPERATING EXPENSES              ___%            ___%         ___%

(1) This table and the example below each reflect the aggregate annual operating expenses of each Portfolio.

(2) While the Distribution (12b-1) Plan provides for payments of up to 0.20% of each Portfolio's average net assets, the Board of Trustees has authorized annual payments of up to 0.10% of each Portfolio's average net assets.

(3) "Other expenses" have been restated to reflect current fees in connection with the Portfolios' change in investment structure from a master-feeder structure to a stand-alone investment structure what invests directly in portfolio securities.

EXAMPLE

      This example is intended to help you compare the cost of investing in Investor Shares of each Portfolio with the cost of investing in other mutual funds. The examples below show what you would pay if you invested $10,000 over the various time periods indicated. The example assumes that:

            -     you reinvested all dividends;

            -     the average annual return was 5%;

            - the Portfolio's total operating expenses are charged and remain the same over the time periods; and

            - you redeemed all of your investment at the end of each time period.

      Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

INVESTOR SHARES                     1 Year   3 Years   5 Years   10 Years
----------------------------        ------   -------   -------   --------
Prime Money Market Portfolio         $__      $___      $___       $___
U.S. Government Portfolio            $__      $___      $___       $___
Tax-Exempt Portfolio                 $__      $___      $___       $___

      The above example of Investor Shares is for comparison purposes only and is not a representation of a Portfolio's actual expenses and returns, either past or future.

INVESTMENT OBJECTIVES

      The WILMINGTON PRIME MONEY MARKET and the WILMINGTON U.S. GOVERNMENT PORTFOLIOS each seek a high level of current income consistent with the preservation of capital and liquidity. The WILMINGTON TAX-EXEMPT PORTFOLIO seeks as high a level of interest income exempt from Federal income tax as is consistent with preservation of principal.

      The investment objectives for each Portfolio may not be changed without shareholder approval. Each Portfolio is a money market fund and intends to maintain a stable $1 share price, although this may not be possible under certain circumstances. There can be no guarantee that any Portfolio will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES

      The WILMINGTON PRIME MONEY MARKET PORTFOLIO invests in:

            - U.S. dollar-denominated obligations of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and wholly-owned banking subsidiaries of foreign banks;

            - commercial paper rated, at the time of purchase, in the highest category of short-term debt ratings of any two nationally recognized statistical rating organizations ("NRSRO");

            - corporate obligations having a remaining maturity of 397 calendar days or less, issued by corporations having outstanding comparable obligations that are (a) rated in the two highest categories of any two NRSROs or (b) rated no lower than the two highest long-term debt ratings categories by any NRSRO;

            -     U.S. Government obligations;

            -     high quality municipal securities; and

            - repurchase agreements that are fully collateralized by U.S. Government obligations.

      U.S. Government obligations are debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Government obligations include securities issued by government-sponsored entities, such as the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, which are not issued, insured or guaranteed by the U.S. Treasury or the U.S. Government. Instruments issued by such government-sponsored entities are supported only by the credit of the issuing entity. If an issuer that is not insured or guaranteed by the U.S. Treasury or U.S. Government fails to meet its commitments, the Portfolio would not be able to assert a claim against the United States.

      The WILMINGTON U.S. GOVERNMENT PORTFOLIO invests at least 80% of its total assets in:

            -     U.S. Government obligations; and

            - repurchase agreements that are fully collateralized by such obligations.

      U.S. Government obligations are debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Government obligations include securities issued by government-sponsored entities, such as the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, which are not issued, insured or guaranteed by the U.S. Treasury or the U.S. Government. Instruments issued by such government-sponsored entities are supported only by the credit of the issuing entity. If an issuer that is not insured or guaranteed by the U.S. Treasury or U.S. Government fails to meet its commitments, the Portfolio would not be able to assert a claim against the United States.

      The WILMINGTON TAX-EXEMPT PORTFOLIO invests in:

            -     high quality municipal obligations and municipal bonds;

            -     floating and variable rate obligations;

            -     participation interests;

            -     high quality tax-exempt commercial paper; and

            -     high quality short-term municipal notes.

      The Tax-Exempt Portfolio has adopted a policy that, under normal circumstances, at least 80% of its annual income will be exempt from Federal income tax. Additionally, at least 80% of its annual income will not be a tax preference item for purposes of the Federal alternative minimum tax.

      High quality securities include those that (1) are rated in one of the two highest short-term rating categories by two NRSROs, such as S&P, Moody's and Fitch IBCA (or by one NRSRO if only one NRSRO has issued a rating), or (2), if unrated, are issued by an issuer with comparable outstanding debt that is rated or are otherwise unrated and determined by the investment adviser to be of comparable quality.

      Each Portfolio also may invest in other securities, use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information ("SAI").

ADDITIONAL RISK INFORMATION

      The following is a list of certain risks that may apply to your investment in a Portfolio. Further information about investment risks is available in our
SAI:

            - CREDIT RISK: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

            - FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country.

            - GOVERNMENT OBLIGATIONS RISK: The risk that government-sponsored entities may default on a financial obligation, since their securities are not insured or guaranteed by the U.S. Treasury or the U.S. Government.

            - INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. The yield paid by a Portfolio will vary with changes in interest rates.

            - MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

            - PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

FINANCIAL HIGHLIGHTS

      The financial highlights tables are intended to help you understand each Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single Investor Share of a Portfolio. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and other distributions). Financial highlights for the fiscal years ended June 30, 2000, 2001, 2002, 2003 and 2004 have been audited by _____________ whose report, along with each Portfolio's financial statements, is included in the Investor Shares' Annual Report, which is available without charge upon request. Financial highlights for the six-month period ended December 31, 2004 have not been audited.

                                         For the Six-Month
                                            Period Ended
                                         December 31, 2004                   For the Fiscal Years Ended June 30
PRIME MONEY MARKET PORTFOLIO -           -----------------     --------------------------------------------------------------
   INVESTOR SHARES                          (Unaudited)          2004         2003         2002         2001         2000 +
                                         -----------------     --------     --------     --------     --------     ----------
NET ASSET VALUE - BEGINNING OF
PERIOD..............................     $            1.00     $   1.00     $   1.00     $   1.00     $   1.00     $     1.00
                                         -----------------     --------     --------     --------     --------     ----------
INVESTMENT OPERATIONS:

   Net investment income............                  0.01         0.01         0.01         0.02         0.06           0.05
                                         -----------------     --------     --------     --------     --------     ----------
DISTRIBUTIONS:
   From net investment income.......                 (0.01)       (0.01)       (0.01)       (0.02)       (0.06)         (0.05)
   From net realized gain...........                    --           --           --           --(2)        --             --
                                         -----------------     --------     --------     --------     --------     ----------
     Total distributions............                 (0.01)       (0.01)       (0.01)       (0.02)       (0.06)         (0.05)
                                                               --------     --------     --------     --------     ----------
NET ASSET VALUE - END OF PERIOD.....     $            1.00     $   1.00     $   1.00     $   1.00     $   1.00     $     1.00
                                         =================     ========     ========     ========     ========     ==========
TOTAL RETURN........................                  0.55%(**)    0.58%        1.07%        2.26%        5.68%          5.45%
RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:(1)
   Expenses.........................                  0.60%*       0.53%        0.51%        0.43%        0.48%          0.50%
   Net investment income............                  1.05%*       0.59%        1.10%        2.54%        5.70%          5.35%
Net assets at end of period
   (000 omitted)....................     $          11,516     $ 14,105     $ 28,937     $ 43,314     $382,884     $2,064,018

-------------------

*     Annualized.

**    Not Annualized.

+ Effective November 1, 1999, the Rodney Square Money Market Portfolio ("Rodney Square Portfolio") was merged into the Wilmington Prime Money Market Portfolio. The financial highlights for periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.

(1) For the period November 1, 1999 to December 31, 2004, the Portfolio operated as a feeder fund in a master-feeder structure. During this period, the expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I - Prime Money Market Series.

(2)   Less than $0.01 per share.

                                            For the
                                           Six-Month
                                          Period Ended
                                          December 31,
                                             2004                        For the Fiscal Years Ended June 30
U.S. GOVERNMENT PORTFOLIO -               ------------       ---------------------------------------------------------
    INVESTOR SHARES                       (Unaudited)          2004       2003        2002        2001        2000 +
                                          ------------       --------   ---------   ---------   ---------   ----------
NET ASSET VALUE - BEGINNING OF PERIOD..   $       1.00       $   1.00   $    1.00   $    1.00   $    1.00   $     1.00
                                          ------------       --------   ---------   ---------   ---------   ----------
INVESTMENT OPERATIONS:

   Net investment income...............             --(2)        0.01        0.01        0.02        0.05         0.05
                                          ------------       --------   ---------   ---------   ---------   ----------
DISTRIBUTIONS:

   From net investment income..........             --(2)       (0.01)      (0.01)      (0.02)      (0.05)       (0.05)
   From net realized gain..............             --             --          --          --(2)       --           --
                                          ------------       --------   ---------   ---------   ---------   ----------
     Total distributions...............           0.00          (0.01)      (0.01)      (0.02)      (0.05)       (0.05)
                                          ------------       --------   ---------   ---------   ---------   ----------
NET ASSET VALUE - END OF PERIOD........   $       1.00       $   1.00   $    1.00   $    1.00   $    1.00   $     1.00
                                          ============       ========   =========   =========   =========   ==========
TOTAL RETURN...........................           0.55%(**)      0.53%       0.95%       2.02%       5.50%        5.25%
RATIOS (TO AVERAGE NET ASSETS)/

   SUPPLEMENTAL DATA:(1)
   Expenses............................           0.60%(*)       0.58%       0.57%       0.54%       0.54%        0.54%
   Net investment income...............           0.96%(*)       0.53%       0.93%       2.37%       5.59%        5.17%
Net assets at end of period
   (000 omitted).......................   $      4,362       $ 33,892   $  34,252   $  23,576   $  95,324   $  765,121

-----------------
*     Annualized.

**    Not Annualized.

+ Effective November 1, 1999, the Rodney Square U.S. Government Portfolio ("Rodney Square Portfolio") was merged into the Wilmington U.S. Government Portfolio. The financial highlights for periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.

(1) For the period November 1, 1999 to December 31, 2004, the Portfolio operated as a feeder fund in a master-feeder structure. During this period, the expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I - U.S. Government Series.

(2)   Less than $0.01 per share.

                                            For the
                                           Six-Month
                                          Period Ended
                                          December 31,
                                             2004                        For the Fiscal Years Ended June 30
TAX EXEMPT PORTFOLIO-                     ------------       ---------------------------------------------------------
  INVESTOR SHARES                         (Unaudited)          2004       2003        2002        2001        2000 +
                                          ------------       --------   ---------   ---------   ---------   ----------

NET ASSET VALUE - BEGINNING OF PERIOD..   $       1.00       $   1.00   $    1.00   $    1.00   $    1.00   $     1.00
                                          ------------       --------   ---------   ---------   ---------   ----------

INVESTMENT OPERATIONS:

   Net investment income...............             --(2)          --(2)     0.01        0.01        0.03         0.03
                                          ------------       --------   ---------   ---------   ---------   ----------

DISTRIBUTIONS:

   From net investment income..........             --(2)          --(2)    (0.01)      (0.01)      (0.03)       (0.03)
                                          ------------       --------   ---------   ---------   ---------   ----------

NET ASSET VALUE - END OF PERIOD........   $       1.00       $   1.00   $    1.00   $    1.00   $    1.00   $     1.00
                                          ============       ========   =========   =========   =========   ==========

TOTAL RETURN...........................           0.38%**        0.41%       0.73%       1.30%       3.38%        3.23%
RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:(1)

   Expenses............................           0.66%*         0.58%       0.57%       0.56%       0.53%        0.55%
   Net investment income...............           0.76%*         0.42%       0.72%       1.49%       3.36%        3.21%
Net assets at end of period
   (000 omitted).......................   $     64,643       $ 46,990   $  23,382   $  29,597   $  65,138   $  483,092

---------------
*     Annualized

**    Not Annualized

+ Effective November 1, 1999, the Rodney Square Tax-Exempt Portfolio ("Rodney Square Portfolio") was merged into the Wilmington Tax-Exempt Portfolio. The financial highlights for periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.

(1) For the period November 1, 1999 to December 31, 2004, the Portfolio operated as a feeder fund in a master-feeder structure. During this period, the expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I - Tax-Exempt Series.

(2)   Less than $0.01 per share.

                          MANAGEMENT OF THE PORTFOLIOS

      The Board of Trustees of the Portfolios supervises the management, activities and affairs of the Portfolio and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Portfolio and its shareholders.

INVESTMENT ADVISER

      Rodney Square Management Corporation ("RSMC"), the Portfolio's investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. RSMC, subject to the general oversight of the Board of Trustees, directs the investments of each Portfolio in accordance with its investment objective, policies and limitations. In the past, RSMC has provided asset management services to other mutual funds, individuals, personal trusts, municipalities, corporations and other organizations. Presently, RSMC provides its services exclusively to investment companies sponsored by it or its affiliates. As of March 31, 2005, RSMC had $[4.7] billion in assets under management

      From July 1, 2003 through May 19, 2004, the Prime Money Market Portfolio, the U.S. Government Portfolio and the Tax-Exempt Portfolio paid RSMC a fee at an annual rate of 0.43%, 0.47% and 0.47%, respectively, of average daily net assets for investment advisory and certain administrative services. Effective May 20, 2004, RSMC lowered its advisory fee with respect to the Prime Money Market Portfolio, the U.S. Government Portfolio and the Tax-Exempt Portfolio such that each paid RSMC a fee an annual rate of 0.33%, 0.37% and 0.37%, respectively, of average daily net assets for investment advisory services only.

SERVICE PROVIDERS

The chart below provides information on the primary service providers.

Asset                                                                                          Shareholder
Management                                                                                     Services

            INVESTMENT ADVISER                                                                             TRANSFER AGENT

      Rodney Square Management Corp.                                                                         PFPC Inc.
         1100 North Market Street                                                                          760 Moore Road
           Wilmington, DE 19890                                                                      King of Prussia, PA 19406

                                                                                                   Handles shareholder services,
                                                                                                    including recordkeeping and
                                                                                                statements, payment of distributions
   Manages each Portfolio's investment                                                             and processing of buy and sell
               activities.                                                                                   requests.

                                                               WT MUTUAL FUND

                                                  WILMINGTON PRIME MONEY MARKET PORTFOLIO

                                                    WILMINGTON U.S. GOVERNMENT PORTFOLIO

                                                      WILMINGTON TAX-EXEMPT PORTFOLIO

Fund                                                                                           Asset
Operations                                                                                     Safe Keeping

            ADMINISTRATOR AND
             ACCOUNTING AGENT                                                                                CUSTODIAN

                PFPC Inc.                                                                            Wilmington Trust Company
           301 Bellevue Parkway                                                                      1100 North Market Street
           Wilmington, DE 19809                                                                        Wilmington, DE 19890

    Provides facilities, equipment and                                                            Holds each Portfolio's assets,
   personnel to carry out administrative                                                         settles all portfolio trades and
  services related to each Portfolio and                                                          collects most of the valuation
   calculates each Portfolio's NAV and                                                            data required for calculating
              distributions.                                                                      each Portfolio's NAV per share.

                                                Distribution

                                                                DISTRIBUTOR

                                                    Professional Funds Distributor, LLC.
                                                               760 Moore Road

                                                         King of Prussia, PA 19406

                                                    Distributes the Portfolios' shares.

            The investment company registration number is 811-08648.

                             SHAREHOLDER INFORMATION

PRICING OF SHARES

      Each Portfolio uses its best effort to maintain its $1 constant share price and values its securities at amortized cost. This involves valuing a security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of fluctuating interest rates on the market value of the security. All cash, receivables and current payables are carried at their face value. Other assets, if any, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

      PFPC Inc. determines the NAV per share of the Tax-Exempt Portfolio as of 12:00 Noon Eastern time on each "business day" (i.e., a day that the New York Stock Exchange (the "Exchange") and the transfer agent are open for business). PFPC Inc. determines the NAV per share of the Prime Money Market Portfolio and U.S. Government Portfolio as of 2:00 p.m. and 4:00 p.m. Eastern time on each business day. The NAV is calculated by adding the value of all securities and other assets in a Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in that Portfolio. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent.

PURCHASE OF SHARES

      Portfolio shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in Investor Shares of each Portfolio is $1,000. Additional investments in a Portfolio may be made in any amount. You may purchase shares as specified below.

      You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Portfolios' distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment in the Portfolios. If you wish to purchase Portfolio shares through your account at Wilmington Trust or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

      BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Money Market Portfolios, indicating the name and class of the Portfolio, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Portfolio account number. When you make purchases by check, each Portfolio may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

          Regular Mail:                       Overnight Mail:
          -------------                       ---------------
          Wilmington Money Market Portfolios  Wilmington Money Market Portfolios
          c/o PFPC Inc.                       c/o PFPC Inc.
          P.O. Box 9828                       760 Moore Road
          Providence, RI 02940                King of Prussia, PA 19406

      BY WIRE: You may purchase shares by wiring federal funds. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

ADDITIONAL INFORMATION REGARDING PURCHASES: Orders placed and payments for which are received in or converted into federal funds for your account by 12:00 Noon Eastern time for the Tax-Exempt Portfolio will be accepted at the price determined at 12:00 Noon Eastern time. Your shares will begin to accrue dividends on that business day. If your order is placed and payments are received in or converted into federal funds for your account after 12:00 Noon Eastern time your shares will begin to accrue dividends on the following business day.

      Orders placed and payments for which are received in or converted into federal funds for your account by 2:00 p.m. Eastern time for both the Prime Money Market Portfolio and the U.S. Government Portfolio will be accepted at the price determined at 2:00 p.m. Eastern time. Orders placed and payments for which are received or converted into federal funds after 2:00 p.m. and up to 4:00 p.m. will be accepted at the price determined at 4:00 p.m. In each case, shares purchased on or before 4:00 p.m. will receive the dividend declared on that business day. If your order is placed and payments are received in or converted into federal funds for your account after 4:00 p.m. your shares will begin to accrue dividends on the following business day.

      Any purchase order may be rejected if a Portfolio determines that accepting the order would not be in the best interest of the Portfolio or its shareholders.

      It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

      For information on other ways to purchase shares, including through an individual retirement account (IRA), an automatic investment plan or a payroll investment plan, please refer to our SAI.

REDEMPTION OF SHARES

      You may sell (redeem) your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. There is no fee when Portfolio shares are redeemed. It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions. Transmission of wires for redemption proceeds and eligibility with respect to dividends declared on the day of redemption are as follows (all times are Eastern time):

WILMINGTON TAX-EXEMPT PORTFOLIO

                                                                      RECEIPT OF REDEMPTION REQUEST BY FUND
                                                                  ON OR BEFORE 12:00 NOON       AFTER 12:00 NOON
                                                                  -----------------------       -----------------

On What Day Will My Redemption Proceeds Normally Be Wired to         Same Business Day          Next Business Day
My Account?

Will I Be Eligible to Receive the Day's Dividend?                          No                         Yes

WILMINGTON PRIME MONEY MARKET PORTFOLIO AND WILMINGTON U.S. GOVERNMENT PORTFOLIO

                                                           RECEIPT OF REDEMPTION REQUEST BY FUND
                                                 ON OR BEFORE         AFTER 2:00 P.M.
                                                   2:00 P.M.        AND UP TO 4:00 P.M.     AFTER 4:00 P.M.
                                               ----------------     -------------------    -----------------
On What Day Will My Redemption Proceeds        Same Business Day     Next Business Day     Next Business Day
Normally Be Wired to My Account?

Will I Be Eligible to Receive the Day's               No                    No                   Yes
Dividend?

      If you purchased your shares through an account at Wilmington Trust or a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Portfolio's name and your account number should accompany any redemption requests.

      BY MAIL: If you redeem your shares by mail, you must submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Portfolio name, your account number and your name. The written instructions and signature guarantee should be mailed to:

          Regular Mail:                       Overnight Mail:

          Wilmington Money Market Portfolios  Wilmington Money Market Portfolios
          c/o PFPC Inc.                       c/o PFPC Inc.
          P.O. Box 9828                       760 Moore Road
          Providence, RI 02940                King of Prussia, PA 19406

      BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are certain risks. The Portfolios have certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

      BY CHECK: You may use the checkwriting option to redeem Portfolio shares by drawing a check for $500 or more against a Portfolio account. When the check is presented for payment, a sufficient number of shares will be redeemed from your account to cover the amount of the check. This procedure enables you to continue receiving dividends on those shares until the check is presented for payment. Because the aggregate amount of Portfolio shares owned is likely to change each day, you should not attempt to redeem all shares held in your account by using the checkwriting procedure. Charges will be imposed for specially imprinted checks, business checks, copies of canceled checks, stop payment orders, checks returned due to "nonsufficient funds" and other returned checks. These charges will be paid by redeeming automatically an appropriate number of Portfolio shares. Each Portfolio and the transfer agent reserve the right to terminate or alter the checkwriting service at any time. The transfer agent also reserves the right to impose a service charge in connection with the checkwriting service. If you are interested in the check writing service, contact the transfer agent for further information. This service is generally not available for clients of Wilmington Trust through their trust or corporate cash management accounts, since it is already provided for these customers through Wilmington Trust. The service may also not be available for Service Organization clients who are provided a similar service by those organizations.

      ADDITIONAL INFORMATION REGARDING REDEMPTIONS: The processing of redemptions and the delivery of the proceeds may be delayed beyond the same or next business day. Among the reasons for this are days where the Exchange may be closed, when an emergency exists that makes it difficult to execute portfolio transactions or by the order of the Securities and Exchange Commission for the protection of Portfolio shareholders. Other events could cause a delay as well.

      Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares.

      If the shares to be redeemed represent a recent investment made by a check, each Portfolio reserves the right not to send the redemption proceeds until it believes that the check has been collected (which could take up to 10 days).

      SMALL ACCOUNTS: If the value of your Portfolio account falls below $500, the Portfolio may ask you to increase your balance. If the account value is still below $500 after 60 days, the Portfolio may close your account and send you the proceeds. The Portfolio will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

      For additional information on other ways to redeem shares, please refer to our SAI.

FREQUENT PURCHASES AND REDEMPTIONS

      Money market funds such as the Portfolios generally are used by investors for short-term investments, often in place of bank checking or savings accounts or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason, although the WT Mutual Fund discourages excessive trading and other abusive trading practices, WT Mutual Fund has not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to deter frequent purchases and redemptions of the Portfolios' shares. WT Mutual Fund also believes that money market funds, such as the Portfolios, are not targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, frequent purchases and redemptions of the Portfolios' shares could increase the Portfolios' transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the Portfolios, which could detract from their performance. Accordingly, the Portfolios reserve the right to refuse any purchase or exchange request. Other Portfolios or Funds in the WT Mutual Fund family that are not money market mutual funds have adopted policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds which may apply to exchanges from or into the Portfolios. If you plan to exchange your Portfolio shares for shares of another fund in the WT Mutual Fund family, please read the prospectus of that other Portfolio or Fund of WT Mutual Fund for more information.

EXCHANGE OF SHARES

      You may exchange all or a portion of your shares in a Portfolio for Investor Shares of the following funds ("Wilmington Portfolios"):

      Wilmington Prime Money Market Portfolio

      Wilmington U.S. Government Portfolio

      Wilmington Tax-Exempt Portfolio

      Wilmington Short/Intermediate Bond Portfolio

      Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter.

      Exchange transactions will be subject to the minimum initial investment and other requirements of the Wilmington Portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.

      To obtain prospectuses of the other Wilmington Portfolios, you may call
(800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Wilmington Portfolios may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the Wilmington Portfolio's shares to be acquired through such exchange may be legally made.

DISTRIBUTIONS

      Distributions from the net investment income of each Portfolio are declared daily as a dividend and paid monthly to you. Any net capital gain realized by a Portfolio will be distributed annually.

      All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

      As long as a Portfolio meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. The Portfolios' distributions of net investment income (which include net short-term capital gains), whether received in cash or reinvested in additional Portfolio shares, are taxable to you as ordinary income. Each Portfolio will notify you following the end of the calendar year of the amount of dividends paid that year.

      You will not recognize any gain or loss on the sale (redemption) or exchange of shares of a Portfolio so long as that Portfolio maintains a stable price of $1.00 a share. Dividend distributions by the Tax-Exempt

Portfolio of the excess of its interest income on tax-exempt securities over certain amounts disallowed as deductions ("exempt-interest dividends") may be treated by you as interest excludable from your gross income. The Tax-Exempt Portfolio intends to distribute income that is exempt from Federal income tax, though it may invest a portion of its assets in securities that generate taxable income. Income exempt from Federal income tax may be subject to state and local income tax. Additionally, any capital gains distributed by the Tax-Exempt Portfolio may be taxable.

      STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

      This section is only a summary of some important income tax considerations that may affect your investment in a Portfolio. More information regarding those considerations appears in our SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

      Professional Funds Distributor, LLC ("Distributor") manages the Portfolios' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. Other than the Rule 12b-1 fees described below, the Portfolios do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

RULE 12b-1 FEES

      The Investor Shares of each Portfolio has adopted a distribution plan under Rule 12b-1 that allows a Portfolio to pay a fee to the Distributor for the sale and distribution of Investor Shares, and for services provided to shareholders of Investor Shares. Because these fees are paid out of a Portfolio's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. While the Distribution (12b-1) Plan provides for payments of up to 0.20% of the average net asset of each Portfolio's Investor Shares per annum, the Board of Trustees has authorized annual payments of up to 0.10% of the average net assets of each Portfolio's Investor Shares.

SHARE CLASSES

      The Portfolios issue Investor and Service Shares. Each class of shares bears a pro rata portion of a Portfolio's common expenses in addition to expenses directly attributable to that class. Investor Shares pay a Rule 12b-1 distribution fee. Any investor may purchase Investor Shares. Services Shares are offered to investors who use a financial intermediary to process transactions and are subject to a shareholder service fee.

                                    GLOSSARY

INVESTMENT ADVISER:

The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the mutual fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the investment adviser must follow in its management activities.

MONEY MARKET FUNDS:

Money market funds invest only in high quality, short-term debt securities, commonly known as money market instruments. Money market funds follow strict rules about credit risk, maturity and diversification of their investments. An investment in a money market fund is not a bank deposit. Although a money market fund seeks to keep a constant share price of $1.00, you may lose money by investing in a money market fund

MUTUAL FUND EXPENSES:

Unlike an index, every mutual fund has operating expenses to pay for professional advisory, distribution, administration, custody and other services. These expenses are deducted from Portfolio assets.

NET ASSET VALUE OR "NAV":

NAV = Assets - Liabilities
      --------------------
       Outstanding Shares

NET INVESTMENT INCOME:

Net investment income consists of interest and dividends earned by a mutual fund on its investments less accrued expenses.

RULE 12b-1 FEES:

Rule 12b-1 fees, charged by some funds, are deducted from fund assets to pay for marketing and advertising expenses or, more commonly, to compensate sales professionals for selling fund shares.

YIELD:

Yield is a measure of the income (interest) earned by the securities in a fund's portfolio and paid to you over a specified time period. The annualized yield is expressed as a percentage of the offering price per share on a specified date.

                              FOR MORE INFORMATION

      FOR INVESTORS WHO WANT MORE INFORMATION ON THE PORTFOLIOS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

      ANNUAL/SEMI-ANNUAL REPORTS: These reports contain performance data and information on portfolio holdings and operating results for a Portfolio's most recently completed fiscal year or half-year. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance.

      STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides additional technical and legal descriptions of a Portfolio's policies, investment restrictions, risks, and business structure, including a description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' securities holdings. The information in the SAI is incorporated into this prospectus by this reference.

Copies of these documents and answers to questions about the Portfolios may be obtained without charge by contacting:

      WT Mutual Fund
      c/o PFPC Inc.
      760 Moore Road
      King of Prussia, PA 19406
      (800) 336-9970
      9:00 a.m. to 5:00 p.m., Eastern time

      WT Mutual Fund does not currently maintain an Internet Web site. However, reports and information about the funds (including the SAI and Annual and Semi-Annual Reports) may be viewed or downloaded, free of charge, from the EDGAR database on the SEC's Internet site at http://www.sec.gov. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

      FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800)-336-9970.

            The investment company registration number is 811-08648.

                 WILMINGTON LARGE CAP STRATEGIC ALLOCATION FUND
                  WILMINGTON MID CAP STRATEGIC ALLOCATION FUND
                 WILMINGTON SMALL CAP STRATEGIC ALLOCATION FUND
               WILMINGTON INTERNATIONAL STRATEGIC ALLOCATION FUND
                WILMINGTON REAL ESTATE STRATEGIC ALLOCATION FUND

                                OF WT MUTUAL FUND
                              INSTITUTIONAL SHARES

                          PROSPECTUS DATED JULY 1, 2005

      This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

      Please note that these funds:

         -  are not bank deposits

         - are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

         -  are not federally insured

         - are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other government agency

         -  are not guaranteed to achieve their goal(s)

      Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS

FUND DESCRIPTIONS
     Summary....................................................................    3
     Performance Information....................................................    6
     Fees and Expenses..........................................................   12
     Expense Example............................................................   13

ADDITIONAL INVESTMENT INFORMATION
     Investment Objectives......................................................   14
     Primary Investment Strategies..............................................   14
     Additional Risk Information................................................   24
     Financial Highlights.......................................................   27

MANAGEMENT OF THE FUND
     Investment Adviser.........................................................   32
     Portfolio Management.......................................................   32
     Service Providers..........................................................   38

SHAREHOLDER INFORMATION
     Pricing of Shares..........................................................   39
     Purchase of Shares.........................................................   39
     Redemption of Shares.......................................................   40
     Exchange of Shares.........................................................   42
     Distributions..............................................................   43
     Taxes......................................................................   43

DISTRIBUTION ARRANGEMENTS
     Share Classes..............................................................   45

GLOSSARY........................................................................   46

FOR MORE INFORMATION............................................................   47

 For information about key terms and concepts, please refer to the "GLOSSARY."

                                FUND DESCRIPTIONS

                 WILMINGTON LARGE CAP STRATEGIC ALLOCATION FUND
                  WILMINGTON MID CAP STRATEGIC ALLOCATION FUND
                 WILMINGTON SMALL CAP STRATEGIC ALLOCATION FUND
               WILMINGTON INTERNATIONAL STRATEGIC ALLOCATION FUND
                WILMINGTON REAL ESTATE STRATEGIC ALLOCATION FUND

SUMMARY

Investment Objectives     The investment objective of each of WILMINGTON LARGE
                          CAP STRATEGIC ALLOCATION FUND, WILMINGTON MID CAP
                          STRATEGIC ALLOCATION FUND and WILMINGTON SMALL CAP
                          STRATEGIC ALLOCATION FUND is to achieve long-term capital appreciation.

                          The investment objective of WILMINGTON INTERNATIONAL STRATEGIC ALLOCATION FUND is to achieve superior long-term capital appreciation.

                          The investment objective of WILMINGTON REAL ESTATE STRATEGIC ALLOCATION FUND is to achieve long-term growth of capital and high current income through investments in companies in the real estate industry.

Investment Focus          Equity or equity-related securities

Share Price Volatility    High

Principal Investment      WILMINGTON LARGE CAP STRATEGIC ALLOCATION FUND (the
Strategies                "Large Cap Fund") invests at least 80% of its assets
                          in a diversified portfolio of U.S. equity (or equity related) securities of large cap corporations.

                          WILMINGTON MID CAP STRATEGIC ALLOCATION FUND (the "Mid Cap Fund") invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity related) securities of mid cap corporations.

                          The WILMINGTON SMALL CAP STRATEGIC ALLOCATION FUND (the "Small Cap Fund") invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity related) securities of small cap corporations.

                          The WILMINGTON INTERNATIONAL STRATEGIC ALLOCATION FUND (the "International Fund") invests at least 85% of its assets in a diversified portfolio of equity (or related) securities of foreign issuers.

                          The WILMINGTON REAL ESTATE STRATEGIC ALLOCATION FUND (the "Real Estate Fund"), under normal market conditions invests at least 80% of its net assets in securities of real estate and real estate-related companies. The Fund will invest in real estate companies, such as equity real estate investment trusts (REITs) which own property, and mortgage REITs, which make construction and development loans or invest in mortgage pools, or companies whose products and services relate to the real estate industry.

                          Each Fund utilizes a multi-manager strategy in which the investment adviser allocates the Fund's assets among sub-advisers, or invests directly in exchange-traded funds. RSMC serves as each Fund's investment adviser. RSMC has delegated the responsibility of securities selection and portfolio management of the Funds' to the following sub-advisers:

                          Large Cap Fund:     Armstrong Shaw Associates, Inc.,
                                              Montag & Caldwell, Inc., First
                                              Quadrant, L.P. and Parametric
                                              Portfolio Associates.

                          Mid Cap Fund:       Bennett Lawrence Management, LLC,
                                              Eubel Brady and Suttman Asset
                                              Management, Inc., Equity
                                              Investment Corporation and
                                              Parametric Portfolio Associates.

                          Small Cap Fund:     Batterymarch Financial Management,
                                              Inc., Systematic Financial
                                              Management L.P. and Parametric
                                              Portfolio Associates.

                          International Fund: Goldman Sachs Asset Management,
                                              L.P. and Julius Baer Investment
                                              Management, LLC.

                          Real Estate Fund:   AEW Management and Advisors L.P.
                                              and Real Estate Management
                                              Services LLC.

Principal Risks           The Funds are subject to the risks summarized below
                          and further described under the heading "Additional
                          Risk Information" in this prospectus.

                          - An investment in a Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency.

                          - It is possible to lose money by investing in a Fund. There is no guarantee that the stock market or the securities in which a Fund invests will increase in value.

                          - A Fund's share price will fluctuate in response to changes in the market value of its investments. Market value changes result from business or economic developments affecting an issuer as well as general market and economic conditions.

                          - Because each Fund employs a multi-manager approach, the interplay of the various strategies employed by the investment adviser and sub-advisers may result in a Fund holding large positions in certain types of securities, industries or sectors, as a result of each sub-adviser's independent investment decisions, which may have a negative effect on performance or offset performance of a sub-adviser.

                          - Each Fund may use equity derivatives to pursue its investment objective. The use of derivatives may expose a Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks may cause a Fund to experience higher losses than a Fund that does not use derivatives.

                          - Small and mid cap companies may be more vulnerable than large cap companies to adverse business or economic developments, and their securities may be less liquid and more volatile.

                          - The International Fund and Real Estate Fund are subject to foreign security risk because their investments in foreign (i.e. non-U.S.) markets are subject to foreign security risk as well as the risk of losses caused by changes in foreign currency exchanges rates.

                          - Because the Real Estate Fund concentrates its investments in companies related to the real estate industry, the value of the Real Estate Fund's shares may fluctuate more frequently than the value of shares of a fund that invests in a broader range of securities.

                          - The performance of each Fund will depend on whether or not the investment adviser or sub-adviser is successful in pursuing its investment strategy.

Investor Profile          -     Investors who want the value of their investment
                                to grow and who are willing to accept more volatility for the possibility of higher returns.

PERFORMANCE INFORMATION

                 WILMINGTON LARGE CAP STRATEGIC ALLOCATION FUND

      The bar chart and the performance table below illustrate the risks and volatility of an investment in the Large Cap Fund's Institutional Shares for the past calendar year and show how the average annual total returns for one year and since inception, before and after taxes, compare with those of the [NAME] Index, which is a broad measure of market performance. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

                 ANNUAL TOTAL RETURN FOR THE PAST CALENDAR YEAR

                                  [BAR GRAPH]

PERFORMANCE YEAR         RETURNS
      2004               10.18%

         CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005: -0.73%

                 BEST QUARTER                           WORST QUARTER
                    10.24%                                  -2.08%
              (December 31, 2003)                    (September 30, 2004)

LARGE CAP FUND - INSTITUTIONAL SHARES                                                 Since Inception
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004                       1 Year      (July 1, 2003)
----------------------------------------------------                       ------     ---------------
Return Before Taxes                                                        10.18%         13.33%
Return After Taxes on Distributions(1)                                      9.91%         13.12%
Return After Taxes on Distributions and Sale of Shares(1)                   6.61%         11.26%
                                                                           -----          -----
Index (reflects no deductions for fees, expenses or taxes)(2)                [__%]          [__%]

----------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)   [INSERT INDEX INFORMATION].

                  WILMINGTON MID CAP STRATEGIC ALLOCATION FUND

      The bar chart and the performance table below illustrate the risks and volatility of an investment in the Mid Cap Fund's Institutional Shares for the past calendar year and show how the average annual total returns for one year and since inception, before and after taxes, compare with those of the [NAME] Index, which is a broad measure of market performance. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

                 ANNUAL TOTAL RETURN FOR THE PAST CALENDAR YEAR

                                  [BAR GRAPH]

PERFORMANCE YEAR         RETURNS
      2004               17.30%

         CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005: -3.09%

                 BEST QUARTER                         WORST QUARTER
                    12.60%                                -3.09%
              (December 31, 2003)                    (March 31, 2005)

MID CAP FUND - INSTITUTIONAL SHARES                                                  Since Inception
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004                      1 Year     (July 1, 2003)
----------------------------------------------------                      ------     ---------------
Return Before Taxes                                                       17.30%         21.00%
Return After Taxes on Distributions(1)                                    17.20%         20.93%
Return After Taxes on Distributions and Sale of Shares(1)                 11.24%         17.93%
                                                                          -----          -----
Index (reflects no deductions for fees, expenses or taxes)(2)               [__%]          [__%]

----------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)   [INSERT INDEX INFORMATION].

                 WILMINGTON SMALL CAP STRATEGIC ALLOCATION FUND

      The bar chart and the performance table below illustrate the risks and volatility of an investment in the Small Cap Fund's Institutional Shares for the past calendar year and show how the average annual total returns for one year and since inception, before and after taxes, compare with those of the [NAME] Index, which is a broad measure of market performance. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

                 ANNUAL TOTAL RETURN FOR THE PAST CALENDAR YEAR

                                  [BAR GRAPH]

PERFORMANCE YEAR         RETURNS
      2004               18.22%

         CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005: -3.25%

                 BEST QUARTER                         WORST QUARTER
                    13.95%                                -3.25%
              (December 31, 2004)                    (March 31, 2005)

SMALL CAP FUND - INSTITUTIONAL SHARES                                                Since Inception
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004                      1 Year     (July 1, 2003)
----------------------------------------------------                      ------     ---------------
Return Before Taxes                                                       18.22%         26.09%
Return After Taxes on Distributions(1)                                    17.28%         25.42%
Return After Taxes on Distributions and Sale of Shares(1)                 11.84%         21.96%
                                                                          -----          -----
Index (reflects no deductions for fees, expenses or taxes)(2)               [__%]          [__%]

----------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)   [INSERT INDEX INFORMATION].

               WILMINGTON INTERNATIONAL STRATEGIC ALLOCATION FUND

      The bar chart and the performance table below illustrate the risks and volatility of an investment in the International Fund's Institutional Shares by showing changes in the Fund's performance from calendar year to calendar year and by showing how the average annual total returns for one year, five years and ten years, before and after taxes, compare with those of the MSCI EAFE Index, which is a broad measure of market performance. This performance includes the performance of the Fund's predecessor, the International Stock Fund, a collective investment fund. The International Stock Fund's performance has been included for periods prior to June 29, 1998 and has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Fund (i.e. adjusted to reflect expenses, absent investment advisory fee waivers). The International Stock Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the "1940 Act"), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code. If the International Stock Fund had been registered under the 1940 Act, its performance may have been different. Total return of the Fund would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

               ANNUAL TOTAL RETURNS FOR THE PAST 10 CALENDAR YEARS

                                  [BAR GRAPH]

PERFORMANCE YEARS        RETURNS
      1995                 7.30%
      1996                 8.60%
      1997                 3.43%
      1998                13.48%
      1999                41.72%
      2000               -15.60%
      2001               -26.91%
      2002               -18.10%
      2003               -33.95%
      2004               -22.10%

         CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005: 0.23%

                 BEST QUARTER                           WORST QUARTER
                    30.08%                                 -19.24%
              (December 31, 1999)                    (September 30, 2002)

INSTITUTIONAL SHARES                                                                                 Since
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004                      1 Year     5 Years     June 29, 1998     10 Years(1)
----------------------------------------------------                      ------     -------     -------------     -----------
International Fund Return Before Taxes                                    22.10%      -3.74%         2.55%           4.82%(2)
Return After Taxes on Distributions(3)                                    21.74%      -4.88%         1.15%            N/A
Return After Taxes on Distributions and Sale of Shares(3)                 14.36%      -3.67%         1.49%            N/A
MSCI EAFE Index (reflects no deductions for fees,
expenses or taxes)(4)                                                      ____%       ____%         ____%            ___%

----------

(1) For periods prior to June 29, 1998, the Fund's predecessor, the International Stock Fund, operated as a collective investment fund. As a collective investment fund, the International Stock Fund was treated differently than the Fund for federal income tax purposes. For example, a collective investment fund does not make distributions to its investors. As a result, after-tax returns for periods prior to June 29, 1998 are not presented.

(2) This performance information reflects the performance of the Fund and its predecessor, the International Stock Fund, and does not reflect any taxes that you may pay as a result of any distributions or sale of shares of the Fund.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(4) The MSCI EAFE Index or the Morgan Stanley Capital International Europe, Australasia and Far East Index is an unmanaged index comprised of stocks of approximately 1,000 companies listed on major stock exchanges in Europe, Australasia and the Far East.

                WILMINGTON REAL ESTATE STRATEGIC ALLOCATION FUND

      The bar chart and the performance table below illustrate the risks and volatility of an investment in the Real Estate Fund's Institutional Shares for the past calendar year and show how the average annual total returns for one year and since inception, before and after taxes, compare with those of the [NAME] Index, which is a broad measure of market performance. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

                 ANNUAL TOTAL RETURN FOR THE PAST CALENDAR YEAR

                                  [BAR GRAPH]

PERFORMANCE YEAR         RETURNS
      2004               28.49%

         CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005: -5.87%

                 BEST QUARTER                         WORST QUARTER
                    14.70%                                -5.87%
              (December 31, 2004)                    (March 31, 2005)

REAL ESTATE FUND - INSTITUTIONAL SHARES                                              Since Inception
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004                      1 Year     (July 1, 2003)
----------------------------------------------------                      ------     ---------------
Return Before Taxes                                                       28.49%         28.28%
Return After Taxes on Distributions(1)                                    26.19%         26.49%
Return After Taxes on Distributions and Sale of Shares(1)                 19.16%         23.42%
Index (reflects no deductions for fees, expenses or taxes)(2)               [__%]          [__%]

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)   [INSERT INDEX INFORMATION].

FEES AND EXPENSES

The table below shows the fees and expenses that you may pay if you buy and hold Institutional Shares of a Fund. The expenses are shown as a percentage of its net assets.

                                                                                Institutional Shares
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                      --------------------
Maximum sales charge (load) imposed on purchases (as a percentage of
  offering price)                                                                      None

Maximum deferred sales charge                                                          None

Maximum sales charge imposed on reinvested dividends (and other
  distributions)                                                                       None

Redemption fee(a)                                                                      1.00%

Exchange fee(a)                                                                        1.00%

(a) Institutional Shares are subject to a 1.00% redemption fee only if redeemed or exchanged within the first 60 days after purchase. See "REDEMPTION OF SHARES" and "EXCHANGE OF SHARES" elsewhere in this prospectus for additional information.

ANNUAL OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)(1)


                                     Large Cap        Mid Cap        Small Cap     International   Real Estate
                                       Fund            Fund            Fund            Fund            Fund
INSTITUTIONAL SHARES                 ---------        -------        ---------     -------------   -----------
Management fees                        0.66%(2)        0.75%(3)        0.91%(4)        0.85%(5)        0.64%(6)
Distribution (12b-1) fees              None            None            None            None            None
Other expenses(1)                      0.34            0.53            0.47            0.26            0.42
TOTAL ANNUAL OPERATING EXPENSES        1.00%           1.28%           1.38%           1.11%           1.06%
Waivers/Reimbursements                  n/a           (0.13)%(2)      (0.13)%(2)        n/a             n/a
NET EXPENSES                            n/a            1.15%(2)        1.25%(2)         n/a             n/a

----------

(1) "Other expenses" have been restated to reflect current fees in connection with the Funds' change in investment structure from a master-feeder structure to a stand-alone investment structure what invests directly in portfolio securities.

(2) For Institutional Shares, RSMC has contractually agreed to reimburse each of the Mid Cap Fund and the Small Cap Fund for other expenses to the extent such other expenses exceed 1.15% and 1.25%, respectively. This undertaking will remain in place until July 1, 2006, unless the Board of Trustees approves its earlier termination.

EXAMPLE

      This example is intended to help you compare the cost of investing in Institutional Shares of a Fund with the cost of investing in other mutual funds. The Example shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

         -  you reinvested all dividends and other distributions;

         -  the average annual return was 5%;

         - a fund's total operating expenses (reflecting contractual waivers or reimbursements through July 1, 2006, if applicable) were charged and remained the same over the time periods; and

         -  you redeemed all of your investment at the end of each time period.

      Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

INSTITUTIONAL SHARES           1 Year    3 Years    5 Years    10 Years
--------------------           ------    -------    -------    --------
Large Cap Fund                  $102       $318       $552      $1,225

Mid Cap Fund                    $117       $380       $678      $1,529

Small Cap Fund                  $127       $411       $731      $1,641

International Fund              $113       $353       $612      $1,352

Real Estate Fund                $108       $337       $585      $1,294

      The above example is for comparison purposes only and is not a representation of a Fund's actual expenses and returns, either past or future of the Institutional Shares of a Fund.

                        ADDITIONAL INVESTMENT INFORMATION

INVESTMENT OBJECTIVES

      The investment objective of each of the WILMINGTON LARGE CAP STRATEGIC ALLOCATION FUND, the WILMINGTON MID CAP STRATEGIC ALLOCATION FUND and the WILMINGTON SMALL CAP STRATEGIC ALLOCATION FUND is to achieve long-term capital appreciation. These investment objectives may be changed by the Board of Trustees upon 60 days' prior written notice to shareholders.

      The WILMINGTON INTERNATIONAL STRATEGIC ALLOCATION FUND seeks superior long-term capital appreciation.(1) The WILMINGTON REAL ESTATE STRATEGIC ALLOCATION FUND seeks long-term growth of capital and high current income. These investment objectives may not be changed without shareholder approval.

      There is no guarantee that any Fund will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES

      The WILMINGTON LARGE CAP STRATEGIC ALLOCATION FUND invests at least 80% of its assets in a diversified portfolio of the following U.S. equity or equity-related securities:

         - Common stock of U.S. corporations that have that have a market capitalization at least equal to that of the smallest company in the S&P 500 Index ("large cap companies"), at the time of purchase;

         - Exchange traded funds (registered investment companies whose shares are publicly traded on an exchange) which track a securities market index of large cap companies, e.g. iShares, SPDRs, Vipers; and

         - Options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of large cap companies.

      The WILMINGTON MID CAP STRATEGIC ALLOCATION FUND invests at least 80% of its assets in a diversified portfolio of the following U.S. equity or equity-related securities:

         - Common stocks of U.S. corporations that have a market capitalization between the smallest and largest company in the S&P Mid Cap 400 Index ("mid cap companies"), at the time of purchase;

         - Exchange traded funds (registered investment companies whose shares are publicly traded on an exchange) which track a securities market index of mid cap companies, e.g. iShares, SPDRs, Vipers; and

----------

      (1) For purposes of this investment objective, "superior" long-term growth of capital means to exceed the long-term growth of capital from an investment in the securities comprising the International Fund's comparative index, MSCI EAFE Index. The MSCI EAFE Index is an unmanaged index comprised of the stock of approximately 1,000 companies, screened for liquidity, cross ownership and industry representation and listed on major stock exchanges in Europe, Australasia and the Far East.

         - Options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of mid cap companies.

      The WILMINGTON SMALL CAP STRATEGIC ALLOCATION FUND invests at least 80% of its assets in a diversified portfolio of the following U.S. equity or equity-related securities:

         - Common stocks of U.S. corporations that have a market capitalization less than the largest company in the S&P SmallCap 600 Index ("small cap companies"), at the time of purchase;

         - Exchange traded funds (registered investment companies whose shares are publicly traded on an exchange) which track a securities market index of small cap companies, e.g. iShares, SPDRs, Vipers; and

         - Options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of small cap companies.

      Although each of the Large Cap Fund, Mid Cap Fund and Small Cap Fund maintains liquidity reserves (that is, cash awaiting investment or held to meet redemption requests), these Funds may expose such reserves to the performance of one or more equity markets, usually by use of stock index futures contracts and options on such futures contracts, as well as exchange traded and over the counter options, and equity index swaps to attempt to hedge actual or anticipated investment securities positions.

      The WILMINGTON INTERNATIONAL STRATEGIC ALLOCATION FUND invests in a diversified portfolio of equity securities (including convertible securities) of foreign issuers. Foreign issuers are those issuers which (1) are organized outside of the United States or (2) derive at least 50% of their revenues or profits from goods produced or sold, investments made or services performed outside of the United States or (3) has at least 50% of its assets situated outside of the United States. Under normal market conditions, the International Fund invests at least 85% of its assets in the following equity or equity related securities:

         -  Common stocks of foreign issuers;

         - Preferred stocks and/or debt securities that are convertible into securities of foreign issuers;

         - Receipts or American Depositary Receipts (ADRs), which are typically issued by a U.S. bank or trust company as evidence of ownership of underlying securities of a foreign issuer; and

         - Open-end or closed-end investment companies that primarily invest in the equity securities of issuers in a single country or geographic region directly, including exchange-traded funds ("ETFs") (registered investment companies whose shares are publicly traded on an exchange).

      Although the International Fund maintains liquidity reserves (that is, cash awaiting investment or held to meet redemption requests), the Fund may expose these reserves to the performance of one or more equity markets, usually by use of stock index futures contracts and options on such futures contracts, as well as exchange traded and over-the-counter options, equity index swaps and forward currency contracts to attempt to hedge actual or anticipated investment securities positions. As part of its overall strategy, the Fund may purchase or sell foreign exchange and depository receipts. In addition, the Fund may capture arbitrage and take advantage of price anomalies by entering into transactions such as short sells and acquiring securities through initial public offerings. Arbitrage is the practice of profiting from differences in the price of a security when the same security is traded on two or more markets.

      The WILMINGTON REAL ESTATE STRATEGIC ALLOCATION FUND, under normal market conditions, invests at least 80% of its assets in securities of domestic and foreign companies that are primarily engaged in the real estate industry (real estate companies). The Fund considers a company to be a real estate company if at least 50% of its assets, gross income or net profits is derived from (i) development, ownership, leasing, financing, construction, management or sale of real estate or (ii) products and services that are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages. The Fund will invest in real estate companies, such as equity real estate investment trusts (REITs) that own property and mortgage REITs that make construction and development loans or invest in mortgage pools, or companies whose products and services relate to the real estate industry.

      The Fund may invest its assets in equity, debt or convertible securities of companies whose products and services are related to the real estate industry or in securities whose products and services are related to the real estate industry or in securities of companies unrelated to the real estate industry that a sub-adviser believes are undervalued or have potential for growth of capital. The Fund will limit its investment in debt securities to those that are investment-grade or deemed by the sub-adviser to be of comparable quality. The Fund may invest up to 25% of its assets in foreign securities.

      ALL FUNDS. Each Fund employs a multi-manager approach, relying on several sub-advisers with differing investment philosophies to manage a portion of a Fund's assets under the general supervision of RSMC. RSMC may also allocate a portion of a Fund's assets (up to 60%) to shares of exchange traded funds or ("ETFs") whose underlying investments are consistent with a Fund's investment objective. As a shareholder in an investment company, a Fund would bear its pro rata portion of an ETF's expenses, including advisory fees, in addition to its own expenses. The 1940 Act limits investments by registered investment companies in the securities of other investment companies. However, a Fund may invest in ETFs in excess of these limits in accordance with SEC exemptive relief granted to such ETFs.

      RSMC will allocate the balance of a Fund's assets between or among the sub-advisers. When making these allocation decisions, RSMC considers, among other things, its expectations for the performance of the U.S. economy and financial markets in light of projected growth trends in the U.S. economy, relative valuation levels and volatility in the equity markets (and with respect to the Real Estate Fund, the real estate market), the outlook and projected growth of various industrial sectors, and information relating to business cycles.

      The multi-manager arrangement is expected to reduce volatility by utilizing several investment approaches, a strategy used by many institutional investors. This multiple investment approach is designed to soften the impact of a single sub-adviser's performance in a market cycle during which that sub-adviser's investment approach is less successful. Because each sub-adviser has a different investment approach, the performance of one sub-adviser is expected to offset the impact of another sub-adviser's performance, regardless of the market cycle. The successful performance of a sub-adviser will be diminished by the less successful performance of the other sub-adviser. There can be no guarantee that the expected advantage of the multi-manager arrangement will be achieved.

      Any percentage limitations with respect to assets of a Fund or the capitalization requirement of companies in which a Fund invests are applied at the time of purchase.

      In anticipation of or in response to adverse market conditions, for cash management purposes, or for temporary defensive positions, a Fund may temporarily hold all or a portion of its assets in cash, money market instruments, or bonds or other debt securities. As a result, a Fund may not achieve its investment objective.

STRATEGIES OF SUB-ADVISERS TO THE LARGE CAP FUND

      Armstrong Shaw Associates, Inc. ("ASA")

      ASA employs a large capitalization, absolute value investment philosophy. The sub-adviser invests in securities where a rigid cash flow or asset value analysis determines that a company's stock is selling at a substantial discount to its intrinsic value. Establishing this intrinsic value is critical to ASA's methodology. While the level of the overall market or trends in numerous economic factors may affect the timing in which ASA's perceived value is recognized, these considerations are not the basis for its investments. Rather, ASA has a classic bottom-up, company-by-company view of investing.

      Inherent in ASA's absolute value approach is its objective to minimize downside risk. To further this aim, ASA screens for companies with proven track records, strong balance sheets and large capitalizations. The sub-adviser's minimum investment time horizon is 18 to 24 months. At any point in time, ASA may have investments in as many as 30 to 40 securities in the portfolio managed for the Fund. ASA feels that constant monitoring of these positions through regular discussions with management is a crucial part of its portfolio management. Additionally, approximately 100 other companies are followed on a watch list for future investment.

      In conjunction with ASA's view that market timing is generally an unrewarding exercise, the firm has predetermined buy and sell levels for each security it purchases. These target points help ASA to avoid the emotional excesses of the market with respect to the Fund's investments.

      Montag & Caldwell, Inc. ("M&C")

      The Investment Policy Group (or IPG, which consists of all portfolio managers and analysts) works as a team by using a bottom-up stock selection process. The identification of appropriate stocks for consideration begins with screening a database of 9000 common equity securities for market capitalization of at least $3 billion and a minimum 10% historical secular earnings growth rate. The resultant universe of approximately 500 common stocks is then subject to proprietary earnings and valuation models. Analyst judgment based on qualitative factors and strong financial characteristics further narrow the universe to a select list of approximately 150 names. Analysts follow these stocks closely, regularly evaluating their valuation and relative earnings growth. A position is initiated in a stock that is trading at a discount (normally 10-25%) to the estimate of its intrinsic value. This value is computed using a modified dividend discount model that incorporates their analysts' assumptions for normalized earnings, secular earnings growth rate (minimum 10%, maximum 20%), dividend payout ratio, and a stock specific risk adjusted discount rate. The valuation model is a dynamic process in which the earnings base is adjusted each quarter. In addition, the fundamental attributes that contribute to the risk-adjusted discount rate are re-evaluated annually for each security and more frequently if market, industry, or specific company issues so demand. The valuation model is updated daily and published every two weeks. Above median relative earnings growth is considered to be the catalyst driving share price appreciation. This measure is determined by comparing estimated and historical six-month annualized earnings growth to a benchmark and subsequently ranking companies by decile. Analyst judgment based on fundamental analysis that includes thorough due diligence of company and industry fundamentals is the final arbiter in determining candidates to be presented to the IPG for investment consideration and potential inclusion in the growth model portfolio of 30 to 40 issues.

      If a company's results remain consistent with the firm's forecast, M&C could hold the position for a number of years. Average annual turnover is normally 30 to 50 percent. A holding will be reviewed for probable sale when it reaches M&C's target price ratio, which is normally 120% of the determination of its fair value. Trimming the position, rather than total sale, might be the decision in the case of a high-growth company with rapidly compounding earnings. Stocks are also sold when experiencing weakening earnings momentum, or underperforming the market. Any significant earnings disappointment will trigger an immediate review of the holding and a decision to "add or sell." Since the investment policy centers on positive earnings momentum within a six-month period, "add or sell" decisions are made within that framework. This time frame may be extended for one quarter out to nine months, in order to capture exceptionally good value occurring just prior to restored earnings momentum. Unless there is visible earnings growth for the next six-nine months and the valuation is attractive enough to justify adding positions, a position will be sold on earnings disappointments. A position will also be reduced when it exceeds 5% of the equity portion of a portfolio.

      First Quadrant, L.P. ("First Quadrant")

      First Quadrant uses a proprietary quantitative analytical model in constructing the Fund's investment portfolio to reflect the characteristics of the S&P 500 Index, the Fund's benchmark index, and combines a top-down analysis of market and economic conditions with a bottom-up stock selection review process to enhance returns. The top-down analysis consists of a review of market and economic data such as interest rates, commodity price changes, market volatility levels, inflation expectations, credit spreads and foreign exchange rates to identify those industries and sectors of the U.S. economy that are likely to benefit from present and future economic conditions. First Quadrant modifies industry weightings in the Fund's portfolio relative to the S&P 500 Index based on the top-down analysis, consistent with maintaining tax efficiency for investors. In general, these weightings will not differ from the industry weightings of the S&P 500 Index by more than +/-5%. In addition, consistent with minimizing taxable gains and enhancing returns, First Quadrant may underweight and overweight the

Fund's exposure (relative to the S&P 500 Index) to specific securities within an industry. Individual stocks are selected based upon a bottom-up review of a variety of security-specific valuation metrics, such as earnings revisions, earnings surprise signals, insider trading, corporate actions and changes in various indices.

      First Quadrant manages the portion of the Fund's portfolio allocated to it to minimize taxable distributions to shareholders. First Quadrant applies a variety of tax-sensitive investment techniques, including: (i) investing in stocks that pay below-average dividends; (ii) employing a buy-and-hold strategy that will avoid realizing short-term capital gains and defer as long as possible the realization of long-term capital gains; and (iii) realizing losses on specific securities or specific tax lots of securities to offset realized gains. The investment portfolio under First Quadrant's management can be expected to distribute a smaller percentage of its returns each year than other equity mutual funds that are managed without regard to tax considerations.

      Parametric Portfolio Associates ("PPA")

      PPA uses a "quantitative" approach to build a portfolio in accordance with RSMC's allocation instructions with respect to "growth" style securities and "value" style securities. Unlike "active" managers, PPA does not try to substantially outperform the indices nor does the sub-adviser seek temporary or defensive positions when markets decline or appear overvalued. PPA may use derivative instruments, primarily for liquidity, risk management or hedging purposes. PPA does not routinely make judgments about the investment merit of a particular security or apply traditional economic, financial or market analysis.

      PPA invests in a representative sample of securities of an index with similar capitalizations as the Fund weighted to reflect the investment adviser's style allocation. This essentially means building a portfolio with a growth portion based on a Barra Growth Index and a value portion based on a Barra Value Index. PPA expects that each "portion of the portfolio" will have, in the aggregate, investment characteristics (such as market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the corresponding Barra index. It is not expected that PPA will hold all of the securities that are included in the index or its component Barra indices.

      The performance of PPA and the index will differ due to transaction costs, market impact, portfolio expenses, corporate actions (such as mergers and spin-offs), timing variances and RSMC's allocation between growth and value styles. The return for each of the growth and value portions of the portfolio is intended to correlate closely with the return of its corresponding Barra index by selecting a portion of the stocks represented in the index using proprietary quantitative techniques developed by PPA. PPA also uses these techniques to make sell decisions. PPA will manage a portfolio on the Fund's behalf with similar characteristics to those of index, including such measures as dividend yield, price-to-earnings ratio, relative volatility, economic sector exposure, growth or value characterizations, return on equity and market price-to-book value ratio. Notwithstanding these strategies, there is no assurance that PPA's investment performance will equal or approximate that of the index

STRATEGIES OF SUB-ADVISERS TO THE MID CAP FUND

      Bennett Lawrence Management, LLC ("BLM")

      BLM employs a mid cap growth investment strategy investing in competitively advantaged companies benefiting from major economic trends. The sub-adviser believes that growth opportunities can be found in companies within market sectors where strong demand trends and a rapid rate of growth are evident relative to other market sectors.

      In seeking competitively advantaged companies that participate in the fastest growing markets, BLM's investment management team thoroughly researches each company in which it invests. Its primary research includes discussions with the management of the company and its competitors, suppliers and customers. At any time, BLM may invest in 25-35 securities concentrated in those sectors, which BLM believes to be the fastest growing economic sectors. By not having exposure to all sectors or industries within the economy, BLM expects its portfolio managed on behalf of the Fund to be more volatile than broad market indexes. Ongoing discussions with company management and other industry sources as well as limits on individual position weightings are important factors in risk control.

      Eubel Brady and Suttman Asset Management, Inc. ("EBS")

      EBS follows a domestic value strategy to investing. In implementing its investment strategy, EBS attempts to identify great businesses, which are operated by excellent management teams. EBS' strategy is a fundamental approach that attempts to choose companies traditionally classified as "value" while not excluding growing companies if their price is attractive relative to other fundamental measures. The companies in which EBS invests will typically have relatively low price-to-earnings, price-to-book, and price-to-cash flow ratios.

      EBS begins its stock selection process with a universe of more than 1,000 domestic companies, and initially screens these companies based on traditional measures of valuation such as price-to-earnings, price-to-book, and price-to-cash flow ratios. In the initial phases of its stock selection process, EBS also analyzes published annual and quarterly reports, 10K's, and other public information. More in-depth analysis follows EBS's initial screening with the use of data services, such as Compustat PC Plus. Based on this analysis, EBS identifies companies which it believes have good value and then classifies such companies as either a pricing anomaly or a core holding. Core holdings are higher quality businesses with long-term growth prospects. At times, both core and anomaly holdings are held. Once a company has been identified for potential investment by EBS's research team, that company is presented to EBS's Investment Policy Committee, which makes the final decision to purchase. EBS will generally sell a company it holds if it is determined that the company has become overvalued, market conditions have changed or company fundamentals have deteriorated.

      Equity Investment Corporation ("EIC")

      EIC invests in well-managed, structurally sound companies selling at a discount to their "true" value, while avoiding those that look inexpensive relative to their historical records but which are actually in long-term structural decline (best thought of as "value traps").

      Starting with approximately 2,000 stocks having market caps above $500 million, EIC looks for companies with a return on equity above 9% and a growth rate above 7%. (The market cap, ROE and growth rate figures are guidelines rather than hard and fast minimums.) Additional ideas are sometimes uncovered through traditional news sources, non-opinionated research, and simply being aware of companies that have seen recent and significant price declines.

      Once a potential candidate is identified, the first step in the process is to determine whether the company is selling at a discount to its "true" value, based upon proprietary, in-house valuation models. EIC values businesses such that if it bought and operated the entire business, it would earn the inflation rate plus a premium on its initial capital investment and all capital reinvested to grow the business over a given time horizon. Two key inputs to the models are return on equity and growth.

      Once it has been determined that a company is selling at a meaningful discount to its true business value, graphical financial statement analysis is used to examine four general areas of potential risk: financial, operational, management, and business. The objective of this exercise is to focus on well-managed, structurally sound companies and to eliminate potential value traps.

      After the graphical financial statement analysis, in-depth fundamental research is performed, which includes reading the annual reports and footnotes as well as the management discussion and analysis section of 10-Ks and 10-Qs, to gain further insight into accounting policies, unusual transactions, attempts to manage earnings, and any other evidence that reality is different than what the financial statements reveal. If a company passes all levels of analysis, then it may be added to portfolios. Stocks are sold if any of the following conditions are met:

         -  The security reaches EIC's measure of full value.

         -  The position increases to more than 6% of the portfolio.

         - The firm shows balance sheet stress, indicating potential earnings management, weak financial controls or possible earnings shortfalls.

         - A major change occurs rendering historical data invalid for determining the true value of business ownership.

         - The firm's quality or financial strength falls below acceptable levels.

      Parametric Portfolio Associates ("PPA")

      For a summary of PPA's investment strategies, please see "Strategies of Sub-Advisers to the Large Cap Fund-Parametric Portfolio Associates ("PPA")" above.

STRATEGIES OF SUB-ADVISERS TO THE SMALL CAP FUND

      Batterymarch Financial Management, Inc. ("BFM")

      Rigorous stock selection and effective risk control are the foundation of BFM's small cap growth strategy. BFM looks at stocks from a fundamental perspective, using the speed and efficiency of quantitative techniques. The investment process ranks stocks across the dimensions typically used by fundamental investors - cash flow, earnings growth, expectations, value, technical and corporate signals - using traditional fundamental factors such as book value to price, EPS forward to price and sales momentum, as well as proprietary measures. All factors incorporated into the stock selection process have been tested for their effectiveness in predicting excess return. The process runs daily, ranking all 3,000 securities in BFM's liquid investable universe. All buy/sell decisions are determined by these rankings, ensuring that they are based on each stock's objective valuation.

      Sector allocation decisions are made using a proprietary, bottom-up sector model. A multifactor risk model optimizes the portfolio, weighing variables such as stock rankings, sector weights, market cap constraints and client-directed guidelines. BFM uses a variety of fundamental growth, value and quality characteristics for accurate, daily identification of growth stocks. In general, most of the stocks BFM holds will have market capitalizations of $50 million to $2 billion. The portfolio is always fully invested and broadly diversified, with strict controls over sector and market cap exposures. BFM's proprietary trading strategy is designed to minimize total transaction costs - opportunity costs, market impact and commissions. Portfolio managers manually review all buy/sell decisions before execution. Daily analysis of completed transactions is used to monitor trade efficiency.

      Systematic Financial Management L.P. ("SFM")

      SFM's small cap value approach utilizes proprietary value-oriented methodologies to identify small capitalization companies that are trading at a discount to their intrinsic value and average market valuations. SFM believes that the true value of a company is the present value of its cash on hand and its expected future cash inflows. As a result, SFM's small cap value approach seeks to identify undervalued small capitalization companies by thoroughly analyzing the cash flow characteristics of potential investments.

      SFM serves as a sub-adviser to manage a portion of the Small Cap Fund on a day-to-day basis. In choosing investments, SFM invests in companies that possess strong cash flow characteristics, have low levels of debt and which it believes are undervalued relative to a company's ability to generate cash flows.

      SFM makes investments in these companies based on its fundamental research and analysis of various characteristics, including financial statements, sales and expense trends, earnings estimates, market position of the company and industry outlook. Systematic also looks for "catalysts" which could positively or negatively affect prices of current and potential holdings of the portion of the Fund managed by SFM.

      Parametric Portfolio Associates ("PPA")

      For a summary of PPA's investment strategies, please see "Strategies of Sub-Advisers to the Large Cap Fund-Parametric Portfolio Associates ("PPA")" above.

STRATEGIES OF SUB-ADVISERS TO THE INTERNATIONAL FUND

      Goldman Sachs Asset Management, L.P. ("GSAM")

      GSAM's Structured International strategy seeks to achieve consistent relative outperformance. GSAM's investment team seeks to create portfolios with style, sector, risk and capitalization characteristics similar to the Fund's benchmark but positioned to outperform through superior underlying stock selection. Under normal circumstances, GSAM expects to invest in approximately 250-400 securities on behalf of the Fund.

      Julius Baer Investment Management, LLC ("JBIM")

      JBIM employs a "core" approach to the management of international equities. As such, its strategy invests in both "growth" and "value" companies. The flexibility to tilt JBIM's allocation of the Fund toward either growth or value sectors based upon an assessment of where real value resides in the market provides JBIM with one means of potentially generating out-performance. JBIM believes in well - diversified, international equity portfolios, typically investing in between 250 and 450 individual companies.

      JBIM utilizes different investment tactics for different markets. Within the developed market sector, individual company factors (bottom-up factors) dominate. In the emerging markets, macro-economic and political factors (top-down factors) dominate. Finally, in Japan, JBIM employs a "hybrid" approach employing both top-down and bottom-up approaches. JBIM will invest in large, mid sized and smaller companies, but prefers the larger, more liquid issues unless the smaller companies offer a significant advantage in expected future return.

STRATEGIES OF SUB-ADVISERS TO THE REAL ESTATE FUND

      AEW Management and Advisors, L.P. ("AEW")

      Investment Philosophy. AEW employs a value-oriented investment strategy designed to identify securities that are priced below what it believes is their intrinsic value. AEW believes that ultimately the performance of real estate companies' securities is dependent upon the performance of the underlying real estate assets and company management as well as the overall influence of capital markets. Consequently, when selecting securities, AEW draws upon the combined expertise of its real estate, research and securities professionals.

      Investment Process. When selecting investments, AEW generally considers the following factors that it believes to be helpful in identifying those real estate companies whose securities represent the greatest value and price appreciation potential:

         - Valuation: AEW has developed a proprietary model to assess the relative value of each security in the real estate investment universe. This model is designed to estimate what a real estate company's anticipated cash flows are worth to a security investor (a capital markets value) and to a direct real estate investor (a real estate value). The model helps AEW identify securities that it believes trade at discounts to either or both of these model values relative to similar securities. AEW will generally sell a security once it is considered overvalued or when AEW believes that there is greater relative value in other securities in the real estate investment universe.

         - Price: AEW examines the historic pricing of each real estate company in the universe of potential investments. Those securities that have under-performed in price, either in absolute terms or relative to the investment universe, are typically of greater interest, provided AEW can identify and disagree with the sentiment that caused the underperformance.

         - Income: AEW further evaluates real estate companies by analyzing their dividend yields as well as other factors that influence the sustainability and growth of dividends. These factors include cash flow, leverage and payout ratios.

         - Catalysts: When evaluating a security, AEW also seeks to identify potential catalysts that, in its opinion, could cause the marketplace to re-value the security in the near term. These catalysts can be macroeconomic, market-driven or company-specific in nature.

      In order to control risk, AEW will endeavor to maintain a portfolio that is broadly diversified within the U.S. real estate industry, with exposure to securities representing major property types and geographic areas. However, AEW's stock selection disciplines and fundamental real estate market and property type analyses may lead AEW to overweight or underweight particular property types and/or geographic regions from time to time.

      Real Estate Management Services LLC ("REMS")

      Investment Philosophy. REMS utilizes a value, yield-advantage style to identify securities whose underlying real estate is perceived to sell at a discount to its public market pricing. This style is designed to construct a portfolio of undervalued securities that aims to produce superior total returns versus the benchmark for REMS' clients over time. Investments generally are in smaller-capitalization issues with a portfolio composition that is distinct from the REIT indices. REMS' managers rely heavily on fundamental research combined with extensive direct real estate experience.

      Investment Selection Process. REMS applies a proprietary REIT Multi Factor Model to screen from the universe of REIT stocks to arrive at a selection list containing value attributes deemed capable of delivering superior returns. The firm's managers also continuously review its direct real estate model, which suggests valuations based on cash flow yield and capital structure, to identify candidates for investment.

      The investment team meets weekly, and each member is responsible for thorough fundamental analysis of existing portfolio holdings and ideas for new investment. When new candidates are identified, REMS undertakes research that includes management interview, property visits, and conversations with analysts and contacts who know the company. The firm utilizes its direct real estate experience to make qualitative evaluations of public real estate companies. Sell decisions are based on a methodology that seeks to identify over-valuation of a security versus its real estate value and future prospects.

      REMS' management is aware of the distribution of portfolio investment by both property type and geographic region. The investment selection process is bottom-up, however, and is driven by attractive investment opportunities and not specific allocation targets versus an index.

ADDITIONAL RISK INFORMATION

      The following is a list of certain risks that may apply to your investment in a fund. Further information about investment risks is available in our Statement of Additional Information ("SAI"). Each Fund may be subject to additional principal risks other than those described below because the types of investments made by a Fund can change over time. The summary is not intended to be exhaustive. For additional technical and legal descriptions of these risks and the securities and investment techniques used by a Fund, please refer to our SAI.

- ALLOCATION RISK: The risk that the investment adviser will make less than optimal or poor asset allocation decisions to the sub-advisers of a Fund. To the extent that the investment adviser allocates more assets to one sub-adviser, the performance of that sub-adviser will have a greater effect on the Fund's performance.

- CURRENCY RISK: The risk related to investments denominated in foreign currencies. Foreign securities are usually denominated in foreign currency therefore changes in foreign currency exchange rates can affect the net asset value of a fund.

- DEBT SECURITY RISKS. A Fund may invest in debt securities, which are subject to credit risk and interest rate fluctuations. Credit risk is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Interest rate risk is the risk of market losses attributable to changes in interest rates. For example, interest rate increases can cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. Debt securities are also subject to a prepayment risk. Depending on market conditions, the new investments may or may not carry the same interest rate.

- DERIVATIVES RISK: Some Fund's investments may be referred to as "derivatives" because their value depends on, or is derived from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of a Fund's total assets may be committed or exposed to derivative strategies.

- FOREIGN COMPANY RISK. Foreign investments involve risks relating to political, economic, regulatory or social instability, military action or unrest, or diplomatic developments and may be affected by actions of foreign governments adverse to the interest of U.S. investors.

- IPO RISK: A Fund may acquire common and preferred stock of issuers in an initial public offering (IPO). Securities issued through an IPO can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a small component of the Fund's portfolio as the Fund's assets increase (and thus have a more limited effect on performance).

- LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

- MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

- MULTI-MANAGER RISK: The investment styles employed by sub-advisers may not be complementary. The interplay of the various strategies employed by the sub-advisers may result in a Fund or Portfolio indirectly holding a concentration in certain types of securities, industries or sectors. This concentration may be detrimental to a fund's performance depending upon the performance of those securities and the overall economic environment. The multi-manager approach could result in a high level of portfolio turnover, resulting in higher brokerage expenses and increased tax liability from a fund's realization of capital gains.

- OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

- RISKS OF SECURITIES LINKED TO THE REAL ESTATE INDUSTRY: The Real Estate Fund concentrates its investments in the real estate industry. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of a real estate company's shares may drop because of the failure of the real estate company borrowers to pay their loans and poor management. Many real estate companies, including REITs, use leverage, which increases investment risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates. Financial covenants related to a real estate company's leveraging may affect its ability to operate effectively. Risks may also arise where real estate companies fail to carry adequate insurance, or where a real estate company may become liable for removal or other costs related to environmental contamination. In addition, an economic downturn could have a material adverse effect on the real estate markets and on the real estate companies in which the Fund invests.

      In addition, REITs are not diversified by industry, and, therefore, their value may fluctuate more widely, and they may be subject to greater risks, than if they invested more broadly. Since REITs have expenses of their own, the Real Estate Fund will bear a proportionate share of the expenses in addition to those expenses of the Fund.

- SMALL/MID CAP RISK: Small cap and mid cap companies may be more vulnerable than large cap companies to adverse business or economic developments. Small and mid cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of large cap companies and therefore may involve greater risk.

      With respect to the Real Estate Fund, real estate companies tend to be small to medium sized companies. Real estate company shares, like other smaller company shares, can be more volatile than, and perform differently from, larger, more established companies. There may be less trading in a smaller company's shares, which means that buy and sell transactions in those shares could have a larger impact on the shares' price than is the case with larger company shares.

- VALUATION RISK: The risk that a Fund has valued certain of its securities at a higher price than it can sell them.

FINANCIAL HIGHLIGHTS

      The financial highlight tables are intended to help you understand a Fund's financial performance for the past 5 fiscal years or since inception, if shorter. Certain information reflects financial results for a single Institutional Share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and other distributions). Financial highlights for the period July 1, 2003 through June 30, 2004 have been audited by ________, whose reports, along with each Fund's financial statements, are included in the Institutional Shares' Annual Reports, which are available free of charge upon request. Financial highlights for the six month period ended December 31, 2004 have not been audited.

                                                          For the Six-
                                                          Month Period        For the Period
                                                              Ended            July 1, 20031
                                                         December 31, 2004        through
LARGE CAP STRATEGIC ALLOCATION FUND -                      (Unaudited)         June 30, 2004
     INSTITUTIONAL SHARES                               -------------------  -----------------
NET ASSET VALUE - BEGINNING OF PERIOD ................     $    11.27         $    10.00
                                                           ----------         ----------
INVESTMENT OPERATIONS:
   Net investment income(2) ..........................           0.05               0.05
   Net realized and unrealized gain on investments....           0.72               1.27
                                                           ----------         ----------
   Total from investment operations ..................           0.77               1.32
                                                           ----------         ----------
DISTRIBUTIONS:
   From net investment income ........................          (0.08)             (0.05)
                                                           ----------
NET ASSET VALUE - END OF PERIOD ......................     $    11.96         $    11.27
                                                           ==========         ==========

TOTAL RETURN .........................................           6.62%**           13.18%**

RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:(3)
   Expenses:
     Including expense limitations ...................           1.00%*             1.00%*
     Excluding expense limitations ...................           1.26%*             1.53%*
   Net investment income .............................           0.93%              0.56%*
Portfolio turnover rate(4) ...........................             27%**(5)           26%**(4)
Net assets at end of period (000 omitted) ............     $   76,913         $   69,480

--------------------
*     Annualized.

**    Not annualized.

(1)   Commencement of operations.

(2) The net investment income was calculated using the average shares outstanding method.

(3) During the periods shown, the Fund operated as a feeder fund in a fund-of-funds structure. The expense and net investment income ratios include expenses allocated from the underlying funds, WT Investment Trust I - Large Cap Multi-Manager Series and Large Cap Quantitative Series (the "Series").

(4) Portfolio turnover reflects the Large Cap Fund's investment activity. The portfolio turnover for the Large Cap Multi-Manager Series and Large Cap Quantitative Series was 42% and 15%, respectively, for the period July 1, 2003 through June 30, 2004

(5) Portfolio turnover reflects the Large Cap Fund's investment activity. The portfolio turnover for the Large Cap Multi-Manager Series and Large Cap Quantitative Series was 19% and 36%, respectively, for the six month period ended December 31, 2004.

                                                                 For the
                                                                Six-Month         For the Period
                                                              Period Ended        July 1, 2003(1)
                                                            December 31, 2004        through
MID CAP STRATEGIC ALLOCATION FUND  -                           (Unaudited)        June 30, 2004
   INSTITUTIONAL SHARES                                     -------------------  ----------------
NET ASSET VALUE - BEGINNING OF PERIOD ....................    $    12.21         $    10.00
                                                              ----------         ----------
INVESTMENT OPERATIONS:
     Net investment income (loss)(2)......................            --(3)           (0.01)
     Net realized and unrealized gain on investments......          1.10               2.22
                                                              ----------         ----------
         Total from investment operations ................          1.10               2.21
                                                              ----------         ----------

DISTRIBUTIONS:
     From net investment income ..........................            --(3)           (0.05)
     From net realized gain ..............................         (0.03)
                                                              ----------         ----------
         Total distributions .............................         (0.03)
                                                              ----------         ----------
NET ASSET VALUE - END OF PERIOD ..........................    $    13.28         $    12.21
                                                              ==========         ==========

TOTAL RETURN .............................................          9.04%**           22.10%**

RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:(4)
   Expenses:
     Including expense limitations .......................          1.15%*             1.15%*
     Excluding expense limitations .......................          1.44%*             1.89%*
     Net investment income ...............................         (0.02)%*           (0.05)%*
Portfolio turnover rate ..................................            12%**(6)           17%**(5)
Net assets at end of period (000 omitted) ................    $   47,838         $   41,637

--------------------
*     Annualized.

**    Not annualized.

(1)   Commencement of operations.

(2)   The net investment loss was calculated using the average shares method.

(3)   Less than $0.01 per share.

(4) During the periods shown, the Fund operated as a feeder fund in a fund-of-funds structure. The expense and net investment income ratios include expenses allocated from the underlying funds, WT Investment Trust I - Mid Cap Multi-Manager Series and Mid Cap Quantitative Series (the "Series").

(5) Portfolio turnover reflects the Mid Cap Fund's investment activity. The portfolio turnover for the Mid Cap Multi-Manager Series and Mid Cap Quantitative Series was 48% and 17% respectively, for the period July 1, 2003 through June 30, 2004.

(6) Portfolio turnover reflects the Mid Cap Fund's investment activity. The portfolio turnover for the Mid Cap Multi-Manager Series and Mid Cap Quantitative Series was 28% and 38%, respectively, for the six month period ended December 31, 2004.

                                                                 For the
                                                                Six-Month      For the Period
                                                               Period Ended    July 1, 2003(1)
                                                            December 31, 2004     through
SMALL CAP STRATEGIC ALLOCATION FUND  -                         (Unaudited)     June 30, 2004
     INSTITUTIONAL SHARES                                   -----------------  ---------------
NET ASSET VALUE - BEGINNING OF PERIOD ..................     $    12.80         $    10.00
                                                             ----------         ----------
INVESTMENT OPERATIONS:
   Net investment income (loss) (2) ....................           0.01              (0.03)
     Net realized and unrealized gain on investments....           1.35               2.83
                                                             ----------         ----------
     Total from investment operations ..................           1.36               2.80
                                                             ----------         ----------
DISTRIBUTIONS:
     From net realized gain ............................          (0.32)                --
                                                             ----------         ----------

NET ASSET VALUE - END OF PERIOD ........................          13.84         $    12.80
                                                             ==========         ==========

TOTAL RETURN ...........................................          10.65%**           28.00%**

RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:(3)
   Expenses:
     Including expense limitations .....................           1.25%*             1.25%*
     Excluding expense limitations .....................           1.54%*             1.92%*
   Net investment income ...............................           0.06%**           (0.26)%*
Portfolio turnover rate ................................             10%**(5)           20%**(4)
Net assets at end of period (000 omitted) ..............     $   64,887         $   55,776

--------------------
*     Annualized.

**    Not annualized.

(1)   Commencement of operations.

(2) The net investment loss per share was calculated using the average shares outstanding method.

(3) During the periods shown, the Fund operated as a feeder fund in a fund-of-funds structure. The expense and net investment income ratios include expenses allocated from the underlying funds, WT Investment Trust I - Small Cap Multi-Manager Series and Small Cap Quantitative Series (the "Series").

(4) Portfolio turnover reflects the Small Cap Fund's investment activity. The portfolio turnover for the Small Cap Multi-Manager Series and Small Cap Quantitative Series was 109% and 20%, respectively, for the period July 1, 2003 through June 30, 2004.

(5) Portfolio turnover reflects the Small Cap Fund's investment activity. The portfolio turnover for the Small Cap Multi-Manager Series and Small Cap Quantitative Series was 48% and 40%, respectively, for the six month period ended December 31, 2004.

                                               For the
                                                Six
                                                Month
                                               Period
                                                Ended                                   For the Fiscal
INTERNATIONAL STRATEGIC ALLOCATION FUND-       December                              Years Ended June 30,
     INSTITUTIONAL SHARES                      31, 2004      -----------------------------------------------------------------------
                                              (Unaudited)        2004          2003          2002            2001          2000 +
                                             --------------  ------------  -------------  -------------  -------------  ------------
NET ASSET VALUE - BEGINNING OF PERIOD .....  $      7.39     $      5.75   $      6.29    $      7.43    $     12.48    $     10.03
                                             -----------     -----------   -----------    -----------    -----------    -----------

INVESTMENT OPERATIONS:
   Net investment income(1) ...............         0.03            0.08          0.07           0.01           0.05           0.08
   Net realized and unrealized gain (loss)
     on investments and foreign currency ..         1.27            1.59         (0.61)         (1.07)         (3.19)          3.09
                                             -----------     -----------   -----------    -----------    -----------    -----------
     Total from investment operations .....         1.30            1.67         (0.54)         (1.06)         (3.14)          3.17
                                             -----------     -----------   -----------    -----------    -----------    -----------

DISTRIBUTIONS:
   From net investment income .............        (0.07)          (0.03)           --          (0.02)         (0.06)         (0.06)
   From net realized gain .................           --              --            --          (0.06)         (1.85)         (0.66)
                                             -----------     -----------   -----------    -----------    -----------    -----------
     Total distributions ..................        (0.07)          (0.03)           --          (0.08)         (1.91)         (0.72)
                                             -----------     -----------   -----------    -----------    -----------    -----------
NET ASSET VALUE - END OF PERIOD ...........  $      8.62     $      7.39   $      5.75    $      6.29    $      7.43    $     12.48
                                             -----------     -----------   -----------    -----------    -----------    -----------

TOTAL RETURN ..............................        17.64%**        29.12%        (8.59)%       (14.30)%       (27.55)%        31.52%

RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:(2)
   Expenses:
     Including expense limitations ........         1.00%*          1.08%         1.36%          1.37%          1.07%          1.00%
     Excluding expense limitations ........         1.00%*          1.08%         1.38%          1.39%          1.29%          1.21%
   Net investment income ..................         0.72%*          1.16%         1.28%          0.21%          0.55%          0.66%
Portfolio turnover rate ...................           36%**          129%          148%            91%            86%            78%
Net assets at end of period (000 omitted)..      321,518     $   251,851   $    95,420    $    61,660    $    76,511    $    84,078

--------------------

*     Annualized

**    Not annualized.

(1) The net investment income per share was calculated using the average shares outstanding method.

(2) For the period November 1, 1999 through December 31, 2004, the Fund operated as a feeder fund in a master-feeder structure. During this period, the expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I - International Multi-Manager Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.

+ Effective November 1, 1999, the Rodney Square International Equity Portfolio ("Rodney Square Portfolio") was merged into the International Fund. The financial highlights for periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.

                                                                                   For the Period
                                                        For the Six Month Period  July 1, 20031
REAL ESTATE STRATEGIC ALLOCATION FUND  -                Ended December 31, 2004      through
   INSTITUTIONAL SHARES                                        (Unaudited         June 30, 2004
                                                        ------------------------  ---------------
NET ASSET VALUE - BEGINNING OF PERIOD ................       $    11.77           $     10.00
                                                             ----------           -----------
INVESTMENT OPERATIONS:
   Net investment income(2) ..........................             0.29                  0.38
     Net realized and unrealized gain on investments..             2.23                  1.55
                                                             ----------           -----------
     Total from investment operations ................             2.52                  1.93
                                                             ----------           -----------
DISTRIBUTIONS:
   From net investment income ........................            (0.25)                (0.15)
   From net realized gains ...........................            (0.67)                (0.01)
                                                             ----------           -----------
     Total distributions .............................            (0.92)                (0.16)
                                                             ----------           -----------
NET ASSET VALUE - END OF PERIOD ......................       $    13.37           $     11.77
                                                             ==========           ===========

TOTAL RETURN .........................................            21.72%**              19.40%**

RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:(3)
   Expenses:

     Including expense limitations ...................             1.21%*                1.56%**
     Excluding expense limitations ...................             1.26%*                1.78%**
   Net investment income .............................             2.30%*                3.36%**
Portfolio turnover rate ..............................               42%**                 29%***
Net assets at end of period (000 omitted) ............       $   51,858           $    40,621

--------------------
*     Annualized.

**    Not annualized. 1 Commencement of operations.

(2) The net investment income was calculated using the average shares outstanding method.

(3) During the periods shown, the Fund operated as a feeder fund in a master-feeder structure. The expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I - Real Estate Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.

                             MANAGEMENT OF THE FUND

      The Board of Trustees of WT Mutual Fund (the "Trust"), the investment company of which the Funds are series, has oversight responsibility the management, activities and affairs of the Trust and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Trust and its shareholders.

INVESTMENT ADVISER

      Rodney Square Management Corporation ("RSMC"), 1100 North Market Street, Wilmington, Delaware 19890, serves as investment adviser to the Funds. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. As the Fund's investment adviser, RSMC has overall responsibility for directing their investments. For each Fund, RSMC allocates the Fund's assets among sub-advisers and ETFs and oversees the sub-advisers' investment activities. As of March 31, 2005, RSMC had $[4.7] billion assets under management.

      For the fiscal year ended June 30, 2004, the Funds paid, in the aggregate, the following advisory and sub-advisory fees (after waivers), as a percentage of average daily net assets:

Large Cap Fund          ___%
Mid Cap Fund            ___%
Small Cap Fund          ___%
International Fund     0.65%
Real Estate Fund       0.83%

      Subject to its obligation to seek best execution, the investment adviser may direct the sub-advisers to place trades through designated brokers, which may include brokers affiliated with the investment adviser or a sub-adviser. Such directed brokerage transactions, placed with an affiliated broker-dealer, will be completed in accordance with the applicable regulatory requirements and the procedures adopted by the Board of Trustees.

PORTFOLIO MANAGEMENT

PORTFOLIO MANAGERS -- INVESTMENT ADVISER

      The management of the Funds and their sub-advisers is the responsibility of a group of RSMC investment professionals, which makes its style allocation, sub-adviser and ETFs investment decisions based, in part, upon asset allocation strategy models prepared by the Investment Strategy Team. The Investment Strategy Team is comprised of investment professionals at RSMC and its affiliates that meet regularly to formulate the asset allocation strategy models based upon various factors, including current market and economic conditions, for use by RSMC and its affiliates in their investment management activities.

PORTFOLIO MANAGERS -- SUB-ADVISERS

      Each sub-adviser makes the day-to-day investment decisions for the portion of a Fund's assets that it manages, subject to the supervision of RSMC and the Board of Trustees. Each sub-adviser continuously reviews, supervises and administers its own investment program.

      Below is a list of each Fund's sub-advisers and their staff who are jointly and primarily responsible for the day-to-day management of each Fund's assets.

LARGE CAP FUND, MID CAP FUND AND SMALL CAP FUND

      Parametric Portfolio Associates, LLC. PPA, a sub-adviser to the Large Cap Fund, Mid Cap Fund and Small Cap Fund, is a registered investment adviser located at 1151 Fairview Avenue North, Seattle, Washington 98109. PPA is controlled by Eaton Vance Corp., which owns 80% of PPA's stock equity. Since 1987, PPA has provided advisory services to mutual funds and other institutional accounts, including corporations, union and pension accounts, foundations, trusts, and individuals. As of March 31, 2005, PPA had assets under management of approximately $[8.04] billion.

      THOMAS SETO is Vice President and Director of Portfolio Management of PPA. He is responsible for all portfolio management at PPA. Prior to joining PPA in 1998, Mr. Seto served as the Head of U.S. Equity Index Investments at Barclays Global Investors.

LARGE CAP FUND

      Armstrong Shaw Associates Inc. ASA is a registered investment adviser founded in 1984, and located at 45 Grove Street, New Canaan, Connecticut. As of March 31, 2005, ASA had assets under management of approximately $[6.5] billion. JEFFREY SHAW is the lead portfolio manager for the portion of the Fund managed by ASA. He has been the Chairman and President of ASA since 1999 and 1989, respectively, and is a co-founder of the firm.

      Montag & Caldwell, Inc. M&C is a registered investment adviser founded in 1945, and located at 3455 Peachtree Road NE Suite 1200, Atlanta, Georgia 30326. M&C is a wholly - owned subsidiary of ABN AMRO Asset Management Holdings, Inc. As of March 31, 2005, M&C had assets under management of approximately $[28.16] billion. An investment management team makes the investment decisions for the portion of assets of the Fund managed by M&C.

      RONALD E. CANAKARIS, CIC, CFA, leads the investment management team. Mr. Canakaris is President, Chief Executive Officer and Chief Investment Officer of M&C. He has been with the firm since 1972 and is responsible for developing the firm's investment process. He has a B.S. and B.A. from the University of Florida.

      First Quadrant, L.P. First Quadrant is a registered investment adviser founded in 1988, and located at 800 East Colorado Boulevard, Suite 900, Pasadena, California 91101. Affiliated Managers Group, Inc., located at 600 Hale Street, Prides Crossing, MA 01965, indirectly owns a majority interest in First Quadrant. First Quadrant offers advice, investment management and related services to institutional and individual clients using various investment strategies including taxable and tax-exempt equity management, global tactical asset allocation, market neutral approaches and currency overlay. As of March 31, 2005, First Quadrant had assets and overlays under management of approximately $[19.47] billion.

      CHRISTOPHER G. LUCK and R. MAX DARNELL are the lead portfolio managers for the portion of the Fund managed by First Quadrant. Mr. Luck is a Partner of First Quadrant and a Director of Equity

Portfolio Management, positions he has held since March 1996, and previously was the Director of Equity Management of First Quadrant's predecessor, First Quadrant Corporation, since September 1995. Mr. Darnell is a Partner and the Chief Investment Officer of, and a portfolio manager for, First Quadrant and has been with the firm since 1991.

MID CAP FUND

      Bennett Lawrence Management, LLC. BLM is a registered investment adviser founded in 1995, and located at 757 Third Avenue, New York, New York 10017. BLM provides advisory services to mutual funds, separately managed accounts, domestic and offshore funds and other pooled investments vehicles. As of March 31, 2005, BLM had assets under management of approximately $[1.29] billion.

      VAN SCHREIBER has been the Managing Member and Chief Portfolio Manager of BLM since 1995. Previously, Mr. Schreiber was a Managing Director and Senior Growth Portfolio Manager with Deutsche Morgan Grenfell/C.J. Lawrence Inc. ("CJL"). He joined CJL in 1965 as a research analyst, became the Department Head of Institutional Marketing in 1968, and a Partner of the firm in 1969. Since 1976, Mr. Schreiber served as an Executive Vice President of the CJL, and a member of the Board of Directors until its acquisition by Morgan Grenfell. Mr. Schreiber received his M.B.A. in Finance from New York University and his undergraduate degree from Williams College.

      Eubel Brady and Suttman Asset Management, Inc. EBS is a registered investment adviser founded in 1993, and located at 7777 Washington Village Dr., Dayton, Ohio 45459. EBS provides advisory services to individual and institutional investors through separate accounts. As of March 31, 2005, EBS had assets under management of approximately $[4.56] billion.

      ROBERT J. SUTTMAN, II, CFA, is the President and a principal of EBS. He is also a Senior Institutional Portfolio Manager and a member of the Investment Policy Committee. [Need last 5 years of experience].

      Equity Investment Corporation. EIC is a registered investment adviser founded in 1986, and located at 3007 Piedmont Road, Atlanta, Georgia 30305. The firm has manages equity portfolios for institutions and individuals. As of March 31, 2005, EIC had assets under management of approximately $[333.8] million.

      JAMES F. BARKSDALE is President of EIC and is the portfolio manager for EIC's mid cap portfolios/accounts. Mr. Barksdale received a B.S. degree from the College of William and Mary and a Masters of Business Administration from the Wharton School of Finance, University of Pennsylvania. He began his career in the finance department of IC Industries where he was involved with investments, acquisitions, and planning. After overseas assignments, he returned to New York City to take a position at Merrill, Lynch, Pierce, Fenner & Smith in asset allocation. He then served as a portfolio manager for Management Asset Corporation, an institutional Graham-Dodd investment firm in Connecticut before returning to Atlanta in 1986 to form Equity Investment Corporation.

SMALL CAP FUND

      Batterymarch Financial Management, Inc. BFM is a registered investment adviser founded in 1969, and located at 200 Clarendon Street, Boston, Massachusetts, 02116. BFM provides asset management services to corporations, pension plans, mutual funds and trusts. As of March 31, 2005, BFM had assets under management of approximately $[11.6] billion.

      WILLIAM L. ELCOCK is Chief Executive Officer and Senior Portfolio Manager of BFM. He manages the firm's business operations, with overall responsibility for all major investment management decisions, and spends a significant portion of his time directing BFM's US investment strategies. Mr.

Elcock joined BFM in 1984, serving as an assistant portfolio manager and then a research analyst before becoming a portfolio manager. In 2001, he assumed additional senior management responsibilities as Deputy Chief Executive Officer. Mr. Elcock was named Chief Executive Officer in 2002. Mr. Elcock leads the BFM investment team for the portion of the Fund managed by BFM.

      Systematic Financial Management, L.P. SFM is a registered investment adviser founded in 1982, and located at 300 Frank W. Burr Boulevard, 7th Floor, Glenpointe East, Teaneck, New Jersey, 07666. SFM is jointly owned by Affiliated Managers Group, a holding company, and employees of the firm. SFM provides asset management services to corporations, foundations, endowments, high net worth individuals and insurance companies. As of March 31, 2005, SFM had assets under management of approximately $[6.3 billion.]

      KEN BURGESS, CFA is a Partner of SFM and serves as lead portfolio manager. He began his investment career with SFM in 1993.

INTERNATIONAL FUND

      Goldman Sachs Asset Management, L.P. GSAM, a wholly-owned subsidiary of The Goldman Sachs Group, Inc, is located at 32 Old Slip, New York, New York 10005. GSAM is part of the Investment Management Division (IMD) and an affiliate of Goldman, Sachs & Co. (Goldman Sachs). Prior to the end of April 2003, Goldman Sachs Asset Management, a business unit of Goldman Sachs, served as the Sub-Adviser. On or about April 26, 2003, GSAM assumed Goldman Sachs' sub-advisory responsibility. As of March 31, 2005, GSAM along with other units of IMD had assets under management of approximately $[375.9] billion. GSAM's Quantitative Equity Team is led by Robert Jones. Mr. Jones' team is divided into four areas: research, portfolio management, product management and information technology. There are eight dedicated portfolio managers working with Mr. Jones; in managing various portfolios, the Quantitative Equity Team employs several different investment strategies, one of which is the Structured International strategy, overseen by Mr. Ioffe.

      ROBERT JONES, CFA, is a Managing Director of GSAM's Quantitative Equity Group in New York and Senior Portfolio Manager. Mr. Jones joined GSAM as a portfolio manager in 1989. He received a B.A. from Brown University in 1978 and a M.B.A. from the University of Michigan in 1980.

      LEN IOFFE, CFA, is a Vice President and Senior Portfolio Manager. Mr. Ioffe joined GSAM in 1995 and became a portfolio manager in 1996. He received an M.S. in Computer Science from St. Petersburg Polytechnical University in Russia and a M.B.A. from the New York University's Stern School of Business.

      Julius Baer Investment Management, LLC JBIM, located at 330 Madison Avenue, New York, NY 10017, is a registered investment adviser and a wholly-owned subsidiary of Julius Baer Securities Inc. ("JBS"). JBS, located at the same address, is a wholly owned subsidiary of Julius Baer Holding Ltd. of Zurich, Switzerland. As of March 31, 2005, JBIM had assets under management of approximately $[18.7] billion. Richard C. Pell and Rudolph Riad Younes are members of JBIM's portfolio management team that are responsible for the management of the International Fund.

      RUDOLPH RIAD YOUNES, CFA is a Senior Vice President and the Head of International Equities of JBIM. Mr. Younes joined the Julius Baer Group in 1993 and specializes in international equity and emerging market investments. Mr. Younes is also responsible for managing the international equity component of all balanced investment strategies of JBIM. Prior to joining the Julius Baer Group, Mr. Younes was an Associate Director at Swiss Bank Corp. Mr. Younes is a Chartered Financial Analyst and received an M.B.A. in Management from Yale University and an M.S. in Electrical Engineering from Columbia University. Mr. Younes is fluent in Arabic, English and French and has a working knowledge of German.

      RICHARD C. PELL is a Senior Vice President and the Chief Investment Officer of JBIM. Mr. Pell joined the Julius Baer Group as Chief Investment Officer in 1995. His investment team is responsible for global and international equity, as well as global balanced management. Prior to joining the Julius Baer Group, Mr. Pell worked for Bankers Trust Company from 1990-1995. While he was with Bankers Trust Company, Mr. Pell focused on global fixed income and global balanced portfolio management. From 1988 to 1990, Mr. Pell was with Mitchell Hutchins Institutional Investors and was the head of its corporate bonds and mortgage backed securities. From 1983 to 1988, Mr. Pell was with Bank of Tokyo Trust Company and was responsible for its US balanced and fixed income management. Mr. Pell holds a B.A. in History from the University of California, Berkeley, and an M.B.A. in Finance from New York University.

REAL ESTATE FUND

      AEW Management and Advisors, L.P. AEW, an affiliate of AEW Capital Management, L.P., is a registered investment adviser. Together with its affiliates, AEW managed approximately $[18.3] billion of client capital as of March 31, 2005. AEW is a subsidiary of (and therefore may be deemed to be controlled by) CDC IXIS Asset Management North America, L.P., which, through subsidiaries and affiliates in the U.S., Europe and Asia, manages more than $[400] billion in assets for institutions and individuals as of March 31, 2005. AEW is located at Two Seaport Lane, World Trade Center East, Boston, Massachusetts 02210, is a registered investment adviser. A team of professionals at AEW, working with RSMC, is primarily responsible for overseeing the day-to-day operations of the Fund.

      That team is led by MATTHEW A. TROXELL, who serves as Portfolio Manager for the Fund. Mr. Troxell joined AEW in 1994 as a Vice President and became a Principal of the firm in 1997. Mr. Troxell has over 20 years of securities and portfolio management experience. Prior to joining AEW, he was a Vice President and Assistant to the President of Landmark Land Company and a Securities Analyst at A.G. Becker Paribas. Mr. Troxell is a Chartered Financial Analyst.

      Real Estate Management Services LLC. REMS, located at 1100 Fifth Avenue South, Suite 301, Naples, Florida 34102, was organized in May 2002. Prior to its formation as an independent adviser REMS operated as a division of Beach Investment Counsel ("BIC") from May 2000 to May 2002. All assets, accounts and personnel of the REMS division of BIC transferred to the REMS. REMS is a registered investment adviser specializing in REIT portfolio management. As of March 31, 2005, the REMS Group had approximately $[494] million in assets under management.

      EDWARD W. TURVILLE, CFA is the Managing Director of REMS and has been with REMS since 2000. From 1992 to 2000, Mr. Turville was a Senior Vice President and shareholder of Dalton, Greiner, Hartman, Maher & Co. and managed real estate and REIT investments for the firm. He has conducted research related to publicly traded real estate securities since 1970, served as a director of a publicly traded real estate firm and provided consulting services to private real estate partnerships.

      JOHN E. WEBSTER, II, as Director of REIT Research, is responsible for real estate research and valuation analysis for real estate securities investments at REMS. Mr. Webster has been with REMS since 2000. Mr. Webster was an analyst for The Parthenon Group, Inc., from 1995 to the 2000. From 1988 to 1994, he was a loan officer and asset manager in the real estate group for the Bank of Nova Scotia, where he was responsible for an institutional portfolio of office, retail, hotel, and condominium assets. Mr. Webster also has direct real estate experience in both industrial and office development and leasing.

SERVICE PROVIDERS

      The chart below provides information on the primary service providers.

Asset                                                                                 Shareholder
Management                                                                            Services
          INVESTMENT ADVISER                                                                   TRANSFER AGENT

    Rodney Square Management Corp.                                                                PFPC Inc.
       1100 North Market Street                                                                760 Moore Road
         Wilmington, DE 19890                                                             King of Prussia, PA 19406

Manages the investment activities of                                                  Handles certain shareholder
the Funds.                                                                            services, including record
                                                                                      keeping and statements, payment
                                                                                      of distributions and processing
                                                                                      of buy and sell requests.

                                                      WT MUTUAL FUND

                                      WILMINGTON LARGE CAP STRATEGIC ALLOCATION FUND

                                       WILMINGTON MID CAP STRATEGIC ALLOCATION FUND

                                      WILMINGTON SMALL CAP STRATEGIC ALLOCATION FUND

                                    WILMINGTON INTERNATIONAL STRATEGIC ALLOCATION FUND

                                     WILMINGTON REAL ESTATE STRATEGIC ALLOCATION FUND                   Asset
Fund Operations                                                                                         Safe Keeping

           ADMINISTRATOR AND                                                                      CUSTODIAN
           ACCOUNTING AGENT

                                                                                          Wilmington Trust Company
               PFPC Inc.                                                                  1100 North Market Street
         301 Bellevue Parkway                                                               Wilmington, DE 19890
         Wilmington, DE 19809

                                                                                             PFPC Trust Company
                                                                                           8800 Tinicum Boulevard
                                                                                                  Suite 200
                                                                                           Philadelphia, PA 19153

Provides facilities, equipment and                                                    Holds each Fund's assets, settles
personnel to carry out                                                                all portfolio trades and collects
administrative services related to                                                    most of the valuation data
each Fund and calculates each Fund's                                                  required for calculating each
NAV and distributions.                                                                Fund's NAV per share.

                                      Distribution

                                                         DISTRIBUTOR

                                             Professional Funds Distributor, LLC.
                                                       760 Moore Road
                                                  King of Prussia, PA 19406
                                               Distributes the Funds' shares.

                             SHAREHOLDER INFORMATION

PRICING OF SHARES

      The Funds value their assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC Inc. ("PFPC") determines the daily net asset value ("NAV") per share. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities.

      Securities that do not have a readily available current market value are valued in good faith using procedures adopted by the Board of Trustees. When a Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. A Fund may fair value foreign securities if significant events that appear likely to affect the value of those securities occur between the time a foreign exchange closes and the time that the Fund prices its shares. Significant events may include (i) events impacting a single issuer, (ii) governmental actions that affect securities in one sector or country, (iii) natural disasters or armed conflict; or (iv) significant domestic or foreign market fluctuations. The Funds' policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to a Fund's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

      PFPC determines the NAV per share of the Funds as of the close of regular trading on the New York Stock Exchange ("Exchange") (currently 4:00 p.m. Eastern time) on each business day ( i.e., a day that the Exchange and the transfer agent are open for business). The NAV is calculated by adding the value of all securities and other assets in the Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in the Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent and, under no circumstances will any order be accepted for purchase, redemption or exchange after the NAV calculation. Shares will only be priced on business days.

PURCHASE OF SHARES

      Fund shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in Institutional Shares is $1,000. Additional investments in a Fund may be made in any amount. You may purchase shares as specified below.

      You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Funds' distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment. If you wish to purchase shares through your account at Wilmington Trust or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

      BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Funds, indicating the name and class of a Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your account number. When you make purchases by check, a Fund may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

          Regular mail:                            Overnight mail:
          -------------                            ---------------
Wilmington Strategic Allocation Funds    Wilmington Strategic Allocation Funds
c/o PFPC Inc.                            c/o PFPC Inc.
P.O.  Box 9828                           760 Moore Road
Providence, RI 02940                     King of Prussia, PA 19406

      BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

      ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day.

      Any purchase order may be rejected if a Fund determines that accepting the order would not be in its or its shareholders best interest.

      It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

      For information on other ways to purchase shares, including through an individual retirement account (IRA), an Automatic Investment Plan or a Payroll Investment Plan, please refer to our SAI.

REDEMPTION OF SHARES

      You may sell (redeem) your shares on any business day. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next business day if received after 4:00 p.m. Eastern time or on a non-business day, but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

      REDEMPTION FEES: A redemption fee of 1.00% of the total redemption amount (calculated at market value) may be imposed if you sell your shares within 60 days (the "Holding Period") of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Portfolios (a list of which is shown under the heading "EXCHANGE OF SHARES" below). This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first, however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including (i) redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts; (ii) shares redeemed (A) via a systematic withdrawal plan approved by the adviser, (B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by the adviser, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring,
(E) to effect a transfer from one retirement plan to another retirement plan in the same Fund, or (F) by a Fund to cover various fees; or (iii) shares converted from one share class to another in the same Fund. See "Exchange of Shares" for additional information regarding the exchange of shares of a Wilmington Portfolio.

      FREQUENT PURCHASES AND REDEMPTIONS: The Funds discourage frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position, including, primarily, the redemption fees set forth above and related exchanged fees set forth below. The Funds are not designed to accommodate market timing or short-term trading. Frequent trades into or out of a Fund in an effort to anticipate changes in market prices of that Fund's investment portfolio is generally referred to as "market timing". Each Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange orders by market timers or by those persons a Fund or the Distributor believes are engaging in similar trading activity.

      Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of a Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in a Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. Because certain of the Funds invest significantly in foreign securities traded on markets which close prior to when such Fund determines its net asset value, market timing can cause dilution in the value of such Fund's shares held by other shareholders. This occurs when market timers attempt to trade Fund shares when the net asset value of the Fund does reflect the value of the underlying portfolio securities. While the Funds have procedures designed to adjust closing market prices of foreign securities under certain circumstances to better reflect what are believed to be the fair value of the foreign securities, they may not be accurate. See "PRICING OF SHARES" for more information. Also, because some of the Funds invest in small cap equity securities, which may trade less frequently than larger capitalization securities, frequent trading in such Fund's shares to take advantage of the market pricing inefficiency of such small cap stocks, may result in dilution in the value of Fund shares held by long-term investors. Short-term trading in such small cap Funds may also increase expenses and reduce performance due to the difficulties in buying and selling less liquid small cap stocks.

      There is no guarantee that the Funds or their agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. The ability of the Funds and their agents to monitor trades that are placed through omnibus or other nominee accounts is limited in those instances in which the broker, retirement plan administrator, or fee-based program sponsor does not provide complete information to the Funds or their agents regarding underlying beneficial owners of Fund shares.

      BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. Your written instructions must include the Fund name, your account number, your printed name and your signature and should be mailed with your signature guarantee to:

          Regular mail:                            Overnight mail:
          -------------                            ---------------
Wilmington Strategic Allocation Funds    Wilmington Strategic Allocation Funds
c/o PFPC Inc.                            c/o PFPC Inc.
P.O.  Box 9828                           760 Moore Road
Providence, RI 02940                     King of Prussia, PA 19406

      BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so, however there are risks. The Funds have safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine in order to mitigate the risk of fraudulent acts. If such safeguards and procedures are followed, you will bear the risk of any losses.

      ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your pre-designated bank account in any commercial bank in the United States if the amount exceeds $1,000. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a signature guarantee. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds shares.

      If shares to be redeemed represent a recent investment made by check, the Funds reserve the right to withhold the redemption proceeds until they believe that the check has been collected (which could take up to 10 days).

      SMALL ACCOUNTS: If the value of your investment in a Fund falls below $500, you may be asked to increase your balance. If the account value is still below $500 after 60 days, your account may be closed and your proceeds sent to you. Your account will not be closed if it falls below $500 solely as a result of a reduction in your account's market value.

      For additional information on other ways to redeem shares, please refer to our SAI.

EXCHANGE OF SHARES

      You may exchange all or a portion of your shares in a Fund for Institutional Shares of the following funds ("Wilmington Portfolios"):

      Wilmington Premier Money Market Portfolio
      Wilmington Short/Intermediate Bond Portfolio
      Wilmington Short-Term Income Portfolio
      Wilmington Broad Market Bond Portfolio
      Wilmington Municipal Bond Portfolio

      Wilmington Large Cap Strategic Allocation Fund
      Wilmington Mid Cap Strategic Allocation Fund
      Wilmington Small Cap Strategic Allocation Fund
      Wilmington Real Estate Strategic Allocation Fund
      Wilmington International Strategic Allocation Fund
      Wilmington Large Cap Core Portfolio
      Wilmington Small Cap Core Portfolio
      Wilmington Large Cap Value Portfolio
      Wilmington Large Cap Growth Portfolio

      Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

      Exchange transactions will be subject to the minimum initial investment and other requirements of the Wilmington Portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.

      FEES ON EXCHANGES: If held for more than 60 days, there is no fee when shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "REDEMPTION OF SHARES" for additional information regarding redemptions and this fee.

      To obtain prospectuses of the other Wilmington Portfolios, call (800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Wilmington Portfolios may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the shares to be acquired through such exchange may be legally made.

DISTRIBUTIONS

      Distributions from the net investment income, if any, of a Fund, except for the International Fund are declared and paid quarterly to you. Distributions from net investment income, if any, of the International Fund are declared and paid annually. Any net capital gain realized by a Fund will be distributed annually.

      Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

      As long as a Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While a Fund may invest in securities that earn interest exempt from Federal income tax, the Funds invest primarily in taxable securities. Distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional shares, are generally taxable to you as ordinary income. You will be notified following the end of the calendar year of the amount of dividends and other distributions paid that year.

      Distributions of a net capital gain, if any, whether received in cash or reinvested in additional shares, are taxable to you as long-term capital gain regardless of the length of time you have held your shares. You should be aware that if shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

      It is a taxable event for you if you sell or exchange shares of any Fund. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

      STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

      This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding those considerations appears in our SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

      Professional Funds Distributors, LLC ("Distributor") manages the Funds' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

SHARE CLASSES

      The Large Cap, Mid Cap, and Small Cap Funds issue Institutional, Investor and Service Shares, and the International and Real Estate Funds issue Institutional and Investor Shares. Each class of shares bears a pro rata portion of a Fund's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. Investor Shares pay a Rule 12b-1 distribution fee. Any investor may purchase Investor Shares. Service Shares are offered to investors who use a financial intermediary to process transactions and are subject to a shareholder service fee.

                                    GLOSSARY

"CAP" or MARKET CAPITALIZATION:

Cap or the market capitalization of a company means the stock market value of all outstanding shares of the company's common stock.

FUNDAMENTAL POLICY:

An investment policy that may not be changed or deviated from without shareholder approval.

FUND EXPENSES:

Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder distribution, administration and custody services.

INDEX:

An index is a broad measure of the market performance of a specific group of securities in a particular market, or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

INTERNATIONAL FUNDS:

International funds invest in securities traded in markets of at least three different countries outside of the United States. An investor in an international fund can avoid the hassles of investing directly in foreign securities and let that fund's investment adviser handle the foreign laws, trading practices, customs and time zones of the foreign countries.

INVESTMENT ADVISER:

The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the investment adviser must follow in its management activities.

NET ASSET VALUE OR "NAV":

NAV = Assets - Liabilities
      --------------------
      Outstanding Shares

NET INVESTMENT INCOME:

Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.

REITS:

A REIT (real estate investment trust) is a company that pools investors' funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests.

TOTAL RETURN:

Total return is a measure of the per-share change in the total value of a fund's portfolio, including any distributions paid to you. It is measured from the beginning to the end of a specific time period.

                              FOR MORE INFORMATION

      FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

      ANNUAL/SEMI-ANNUAL REPORTS: These reports contain performance data and information on portfolio holdings, operating results and a discussion of the market conditions and investment strategies that significantly affected the Funds' performance for the most recently completed fiscal year or half-year.

      STATEMENT OF ADDITIONAL INFORMATION: The SAI provides additional technical and legal descriptions of the Funds' policies, investment restrictions, risks, and business structure, including a description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities holdings. The information in the SAI is incorporated into this prospectus by this reference.

      Copies of these documents and answers to questions about the Funds may be obtained free of charge by contacting:

      WT Mutual Fund
      c/o PFPC Inc.
      760 Moore Road
      King of Prussia, PA 19406
      (800) 336-9970
      9:00 a.m. to 5:00 p.m. Eastern time

      The Fund does not currently have an Internet Web site. However, reports and information about the Funds (including the SAI and Annual and Semi-Annual Reports) may be viewed or downloaded, free of charge, from the EDGAR database on the SEC's Internet site at http://www.sec.gov. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

      FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800)-336-9970.

  The investment company registration number for WT Mutual Fund is 811-08648.

                       WILMINGTON LARGE CAP CORE PORTFOLIO
                      WILMINGTON LARGE CAP GROWTH PORTFOLIO
                      WILMINGTON LARGE CAP VALUE PORTFOLIO
                       WILMINGTON SMALL CAP CORE PORTFOLIO

                                OF WT MUTUAL FUND
                              INSTITUTIONAL SHARES

                          PROSPECTUS DATED JULY 1, 2005

This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

Please note that these Portfolios:

            -     are not bank deposits

            - are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

            -     are not federally insured

            - are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other government agency

            -     are not guaranteed to achieve their goal(s)

Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS

                                  PORTFOLIO DESCRIPTIONS

A look at the goals, strategies,      Summary.........................   3
risks, expenses and financial         Performance Information.........   6
history of each Portfolio.            Fees and Expenses...............  12
                                      Example.........................  13
                                      Investment Objectives...........  13
                                      Primary Investment Strategies...  14
                                      Additional Risk Information.....  19
                                      Financial Highlights............  22

Details about the service         MANAGEMENT OF THE PORTFOLIOS
providers.                            Investment Advisers.............  25
                                      Portfolio Managers..............  26
                                      Service Providers...............  30

Policies and instructions for     SHAREHOLDER INFORMATION
opening, maintaining and              Pricing of Shares...............  31
closing an account in any of          Purchase of Shares..............  31
the Portfolios                        Redemption of Shares............  32
                                      Exchange of Shares..............  34
                                      Distributions...................  35
                                      Taxes...........................  35

Details on the Portfolios'        DISTRIBUTION ARRANGEMENTS
distribution and share classes.       Share Classes...................  37

                                  GLOSSARY............................  38

                                  FOR MORE INFORMATION................  40

For information about key terms and concepts, please refer to the "GLOSSARY."

                       WILMINGTON LARGE CAP CORE PORTFOLIO
                      WILMINGTON LARGE CAP GROWTH PORTFOLIO
                      WILMINGTON LARGE CAP VALUE PORTFOLIO
                       WILMINGTON SMALL CAP CORE PORTFOLIO

                              INSTITUTIONAL SHARES

                             PORTFOLIO DESCRIPTIONS

SUMMARY
Investment Objectives    The WILMINGTON LARGE CAP CORE PORTFOLIO, the WILMINGTON
                         LARGE CAP VALUE PORTFOLIO and the WILMINGTON SMALL CAP
                         CORE PORTFOLIO each seek long-term capital
                         appreciation.

                         The WILMINGTON LARGE CAP GROWTH PORTFOLIO seeks superior long-term growth of capital.

Investment Focus         Equity (or equity related) securities

Share Price Volatility   High

Primary Investment       The WILMINGTON LARGE CAP CORE PORTFOLIO invests at
Strategies               least 80% of its assets in a diversified portfolio of
                         U.S. equity (or equity related) securities of large cap
                         corporations. The Portfolio's investment adviser
                         employs a combined growth and value investment approach
                         and invests in stocks of companies with characteristics
                         the investment adviser believes are attractive to the
                         equity securities marketplace.

                         The WILMINGTON LARGE CAP GROWTH PORTFOLIO invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity related) securities of large cap corporations. The Portfolio's investment adviser employs a growth investment approach and invests in stocks of companies with characteristics the investment adviser believes are attractive to the equity securities marketplace.

                         The WILMINGTON LARGE CAP VALUE PORTFOLIO invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity related) securities of large cap corporations. The Portfolio's investment adviser employs a value investment approach and invests in stocks of companies with characteristics the investment adviser believes are attractive to the equity securities marketplace.

                         The WILMINGTON SMALL CAP CORE PORTFOLIO invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity related) securities of small cap corporations.

Principal Risks          The Portfolios are subject to the risks summarized
                         below and further described under the heading
                         "Additional Risk Information."

                         - An investment in a Portfolio is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency.

                         - It is possible to lose money by investing in a Portfolio. There is no guarantee that the stock market or the stocks that a Portfolio holds will increase in value.

                         - A Portfolio's share price will fluctuate in response to changes in the market value of the Portfolio's investments. Market value changes result from business developments affecting an issuer as well as general market and economic conditions.

                         - Growth-oriented investments may be more volatile than the rest of the U.S. stock market as a whole.

                         - A value-oriented investment approach is subject to the risk that a security believed to be undervalued does not appreciate in value as anticipated.

                         - Small capitalization companies may be more vulnerable than large companies to adverse business or economic developments, and their securities may be less liquid and more volatile than securities of larger companies.

                         - The performance of a Portfolio will depend on whether the investment adviser is successful in pursuing the investment strategy.

Investor Profile         Investors who want the value of their investment to
                         grow and who are willing to accept more volatility for the possibility of higher returns.

PERFORMANCE INFORMATION

                       WILMINGTON LARGE CAP CORE PORTFOLIO

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year and by showing how the Portfolio's average annual total returns for one year, five years and since inception, before and after taxes, compare with those of the S&P 500 Index, which is a broad measure of market performance. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

             ANNUAL TOTAL RETURNS FOR CALENDAR YEARS SINCE INCEPTION

PERFORMANCE YEARS  RETURNS
-----------------  -------
     1996           16.56%
     1997           25.13%
     1998           29.66%
     1999           22.41%
     2000          -11.47%
     2001          -17.55%
     2002          -27.95%
     2003           25.85%
     2004            5.41%

         CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005: -0.27%

             BEST QUARTER              WORST QUARTER
               21.62%                    -17.98%
          (December 31, 1998)       (September 30, 2002)

               INSTITUTIONAL SHARES                                                      SINCE INCEPTION
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004                  1 YEAR  5 YEARS   (JANUARY 5, 1995)
--------------------------------------------------------------------  ------  -------  -----------------
Large Cap Core Portfolio Return Before Taxes                           5.41%  -6.95%         7.40%
Return After Taxes on Distributions(1)                                 4.54%  -7.52%         6.10%
Return After Taxes on Distributions and Sale of Shares(1)              3.51%  -6.00%         5.96%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)(2) 10.88%  -2.30%        12.07%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The S&P 500 Index, a widely recognized, unmanaged index of common stock prices, is the Standard & Poor's Composite Index of 500 Stocks.

                      WILMINGTON LARGE CAP GROWTH PORTFOLIO

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year and by showing how the Portfolio's average annual returns for one, five and ten years, before and after taxes, compare with those of the Russell 1000 Growth Index, a broad measure of market performance. Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. Until February 23, 1998, the Portfolio invested in both large and small capitalization securities. Currently, the Portfolio invests primarily in large capitalization equity securities with strong growth characteristics. Accordingly, the Portfolio's historical performance may not reflect its current investment practices. Of course, past performance, both before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

               ANNUAL TOTAL RETURNS FOR THE PAST 10 CALENDAR YEARS

PERFORMANCE YEARS  RETURNS
-----------------  -------
     1995           28.43%
     1996           24.25%
     1997           27.50%
     1998           23.58%
     1999           48.10%
     2000          -21.09%
     2001          -33.06%
     2002          -30.37%
     2003           26.65%
     2004            2.17%

         CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005: -1.78%

                   BEST QUARTER        WORST QUARTER
                     41.39%              -25.62%
                 (December 31, 1999)   (March 31, 2001)

INSTITUTIONAL SHARES                                         1 YEAR  5 YEARS  10 YEARS
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004         ------  -------  --------
Large Cap Growth Portfolio Return Before Taxes                2.17%  -13.80%    5.89%
Return After Taxes on Distributions(1)                        2.08%  -15.33%    3.75%
Return After Taxes on Distributions and Sale of Shares(1)     1.41%  -11.14%    4.77%
                                                              ----   ------     ----
Russell 1000 Growth Index (reflects no deductions for fees,
  expenses or taxes)(2)                                       6.47%   -9.26%    9.59%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity markets.

                      WILMINGTON LARGE CAP VALUE PORTFOLIO

The bar chart and performance table below illustrate the risks and volatility of an investment in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year and by showing how the Portfolio's average annual total returns for one year, five years and ten years, before and after taxes, compare with those of the Russell 1000 Value Index, which is a broad measure of market performance. This performance information includes the performance of the Portfolio's predecessor, the Value Stock Fund, a collective investment fund. The Value Stock Fund's performance has been included for periods prior to June 29, 1998 and has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Portfolio (i.e., adjusted to reflect expenses, absent investment advisory fee waivers). The Value Stock Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the "1940 Act") and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If the Value Stock Fund had been registered under the 1940 Act, its performance may have been different. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

               ANNUAL TOTAL RETURNS FOR THE PAST 10 CALENDAR YEARS

PERFORMANCE YEARS      RETURNS
       1995             34.38%
       1996             21.86%
       1997             24.55%
       1998             -2.75%
       1999              3.02%
       2000             19.15%
       2001             -5.14%
       2002            -28.06%
       2003             25.79%
       2004             15.12%

         CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005: -1.26%

  BEST QUARTER            WORST QUARTER
  ------------            -------------
     17.84%                  -19.02%
(June 30, 2003)       (September 30, 2002)

INSTITUTIONAL SHARES
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004

                                                                                               SINCE
                                                                    1 YEAR      5 YEARS     JUNE 29, 1998     10 YEARS(1)
                                                                    ------      -------     -------------     ----------
Large Cap Value Portfolio Return Before Taxes                       15.12%       3.32%          2.24%            9.18%(2)
Return After Taxes on Distributions(3)                              14.70%       2.92%          1.66%             N/A
Return After Taxes on Distributions and Sale of Shares(3)            9.83%       2.64%          1.58%             N/A
                                                                    -----        ----           ----            -----
Russell 1000 Value Index (reflects no deductions for fees,
   expenses or taxes)(4)                                            16.67%       5.38%          5.69%           13.32%

(1) For periods prior to June 29, 1998, the Portfolio's predecessor, the Value Stock Fund, operated as a collective investment fund. As a collective investment fund, the Value Stock Fund is treated differently than the Portfolio for federal income tax purposes. For example, a collective investment fund does not make distributions to its investors. As a result, after-tax returns for periods prior to June 29, 1998 are not presented.

(2) This performance information reflects the performance of the Portfolio and its predecessor, the Value Stock Fund, and does not reflect any taxes that you may pay as a result of any distributions or sale of shares of the Portfolio.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(4) The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to book ratios and lower forecasted growth values. The Russell 1000 measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity markets.

                       WILMINGTON SMALL CAP CORE PORTFOLIO

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year and by showing how the Portfolio's average annual total returns for one year, five years and since inception, before and after taxes, compare with those of the Russell 2000 Index, which is a broad measure of market performance. This performance information includes the performance of the Portfolio's predecessor, the Small Cap Stock Fund, a collective investment fund. The Small Cap Stock Fund's performance has been included for the periods prior to June 29, 1998 and has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Portfolio (i.e. adjusted to reflect expenses, absent investment advisory fees waivers). The Small Cap Stock Fund was not registered as a mutual fund under the 1940 Act and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Code. If the Small Cap Stock Fund had been registered under the 1940 Act, its performance may have been different. The performance shown in the bar chart and table below reflects the performance of the Portfolio's investment in the Small Cap Core Series, its former master series. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

             ANNUAL TOTAL RETURNS FOR CALENDAR YEARS SINCE INCEPTION

PERFORMANCE YEARS      RETURNS
       1998             -2.32%
       1999             21.86%
       2000              2.31%
       2001             -1.37%
       2002            -23.91%
       2003             32.59%
       2004             12.83%
       2002            -30.37%
       2003             26.65%
       2004             12.83%

         CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005: -4.28%

  BEST QUARTER                WORST QUARTER
  ------------                -------------
     22.89%                      -22.01%
(March 31, 2000)           (September 30, 2001)

INSTITUTIONAL SHARES
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004

                                                                               SINCE        SINCE INCEPTION
                                                     1 YEAR     5 YEARS    JUNE 29, 1998    APRIL 1, 1997(1)
                                                     ------     -------    -------------    ----------------
Small Cap Core Portfolio Return Before Taxes         12.83%      2.81%         4.30%             8.30%(2)
Return After Taxes on Distributions(3)               11.75%      2.09%         3.70%              N/A
Return After Taxes on Distributions and
   Sale of Shares(3)                                  9.75%      2.22%         3.53%              N/A
                                                     -----       ----          ----             -----
Russell 2000 Index (reflects no deductions
   for fees, expenses or taxes)(4)                   16.54%      6.95%         7.22%            10.04%

(1) For periods prior to June 29, 1998, the Portfolio's predecessor, the Small Cap Stock Fund, operated as a collective investment fund. As a collective investment fund, the Small Cap Stock Fund was treated differently than the Portfolio for federal income tax purposes. For example, a collective investment fund does not make distributions to its investors. As a result, after-tax returns for periods prior to June 29, 1998 are not presented.

(2) This performance information reflects the performance of the Portfolio and its predecessor, the Small Cap Stock Fund, and does not reflect any taxes that you may pay as a result of any distributions or sale of shares of the Portfolio.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(4) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 11% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Index is unmanaged and reflects the reinvestment of dividends.

FEES AND EXPENSES

      The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of a Portfolio.

                 SHAREHOLDER FEES                        Institutional
     (FEES PAID DIRECTLY FROM YOUR INVESTMENT)              Shares
----------------------------------------------------     -------------
Maximum sales charge (load) imposed on purchases
   (as a percentage of offering price)                       None
Maximum deferred sales charge                                None
Maximum sales charge imposed on reinvested dividends
   (and other distributions)                                 None
Redemption fee(1)                                            1.00%
Exchange fee(1)                                              1.00%

(1) Institutional Shares are subject to a 1.00% fee only if redeemed or exchanged within the first 60 days after purchase. See "Redemption of Shares" and "Exchange of Shares" for additional information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

                                      Large Cap     Large Cap    Large Cap   Small Cap
                                         Core         Growth       Value       Core
                                      Portfolio     Portfolio    Portfolio   Portfolio
                                   ---------------  -----------  ---------   ---------
Management fees                      0.60%            0.60%        0.60%       0.86%
Distribution (12b-1) fees            None             None         None        None
Other expenses(1)                    0.69%            0.46%        0.38%       0.35%
TOTAL ANNUAL OPERATING EXPENSES      1.29%            1.06%        0.98%       1.21%
Waivers/reimbursements              (0.49)%(2),(3)   (0.01)%(3)     n/a         n/a
NET EXPENSES                         0.80%(2),(3)     1.05%(3)      n/a         n/a

(1) "Other expenses" have been restated to reflect current and estimated fees in connection with each Portfolio's change in the investment structure from a master/feeder structure to a stand-alone investment structure that invests directly in securities.

(2) For Institutional Shares of the Large Cap Core Portfolio, the investment adviser has contractually agreed to waive a portion of its advisory fee or reimburse expenses to the extent total annual operating expenses exceed 0.80%. This waiver will remain in place until November 1, 2005 unless the Board of Trustees approves its earlier termination.

(3) The administrator and accounting agent has a contractual obligation to waive certain flat rate fees associated with the Portfolios where a Class' average daily net assets is below $75 million through September, 2007. As a percentage of average net assets for the month ended March 31, 2005, these fees have been estimated to equal 0.05% and 0.01% the Large Cap Core Portfolio and Large Cap Growth Portfolio, respectively.

EXAMPLE

This Example is intended to help you compare the cost of investing in Institutional Shares of each Portfolio with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

            -     you reinvested all dividends and other distributions;

            -     the average annual return was 5%;

            - the Portfolio's total operating expenses (reflecting contractual waivers or reimbursements through November 1, 2005 for the Large Cap Core Portfolio) are charged and remain the same over the time periods; and

            - you redeemed all of your investment at the end of each time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

   INSTITUTIONAL SHARES        1 YEAR     3 YEARS    5 YEARS    10 YEARS
--------------------------     ------     -------    -------    --------
Large Cap Core Portfolio       $   82     $   310    $   614    $  1,494
Large Cap Growth Portfolio     $  107     $   335    $   583    $  1,293
Large Cap Value Portfolio      $  100     $   312    $   542    $  1,201
Small Cap Core Portfolio       $  123     $   384    $   665    $  1,466

The above example is for comparison purposes only and is not a representation of a Portfolio's actual expenses and returns of Institutional Shares, either past or future.

INVESTMENT OBJECTIVES

            The WILMINGTON LARGE CAP CORE PORTFOLIO, the WILMINGTON LARGE CAP VALUE PORTFOLIO and the WILMINGTON SMALL CAP CORE PORTFOLIO each seek long-term capital appreciation. The WILMINGTON LARGE CAP GROWTH PORTFOLIO seeks superior long-term growth of capital.

            The investment objective for the Large Cap Core Portfolio may be changed without shareholder approval. The investment objective for the Large Cap Growth Portfolio, Large Cap Value Portfolio and the Small Cap Core Portfolio may not be changed without shareholder approval.

            There is no guarantee that any Portfolio will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES

            The WILMINGTON LARGE CAP CORE PORTFOLIO, under normal market conditions, invests at least 80% of its assets in a diversified portfolio of the following equity or equity-related securities:

            - common or preferred stock of U.S. corporations that have attractive growth or value characteristics with market capitalizations of at least $2 billion or that are constituents of the Russell 1000 Index.

            - options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of U.S. corporations described above

            - receipts or American Depositary Receipts ("ADRs"), which are typically issued by a U.S. bank or trust company as evidence of ownership of underlying securities issued by a foreign corporation

            For cash management purposes, the Portfolio may maintain cash reserves and money market instruments (including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements, certificates of deposit and bankers' acceptances issued by banks or savings and loan associations, and commercial paper) consistent with the foregoing investment policy.

            The Portfolio's investment adviser, Rodney Square Management Corporation ("RSMC"), seeks securities that it believes possess growth or value characteristics attractive to institutional and retail investors. The selection of individual securities is based on a proprietary methodology that employs a disciplined analysis of multiple factors, including liquidity, profitability, risk, valuation, price history and analysts' earnings estimates. RSMC may rotate the Portfolio's holdings among various market sectors based on economic analysis of the overall business cycle.

            The WILMINGTON LARGE CAP GROWTH PORTFOLIO invests at least 80% of its assets in a diversified portfolio of U.S. equity or equity-related securities of large cap corporations. RSMC employs a growth investment approach and invests in common or preferred stock of U.S. corporations that have attractive growth characteristics with market capitalizations of at least $2 billion or that are constituents of the Russell 1000 Growth Index.

            RSMC seeks securities that it believes possess growth characteristics attractive to institutional and retail investors. The selection of individual securities is based on a proprietary methodology that employs a disciplined analysis of multiple factors, including liquidity, profitability, risk, valuation, price history and analysts' earnings estimates.

            The WILMINGTON LARGE CAP VALUE PORTFOLIO invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity related) securities of large cap corporations. RSMC employs a value investment approach and invests in common or preferred stock of U.S. corporations that have attractive growth characteristics with market capitalizations of at least $2 billion or that are constituents of the Russell 1000 Value Index.

            RSMC seeks securities that it believes possess value characteristics attractive to institutional and retail investors. The selection of individual securities is based on a proprietary methodology that employs a disciplined analysis of multiple factors, including liquidity, profitability, risk, valuation, price history and analysts' earnings estimates.

            The WILMINGTON SMALL CAP CORE PORTFOLIO invests at least 80% of its assets in equity securities of small cap companies. Presently, the Portfolio employs a multi-manager approach, relying on two investment sub-advisers with differing investment philosophies to manage a portion of the Portfolio's assets under the general supervision of RSMC.

            RSMC does not allocate the Small Cap Core Portfolio's assets between the two sub-advisers according to a predetermined percentage. Instead, RSMC regularly determines the appropriate allocation, which currently ranges between 40% and 60%. When making these decisions, RSMC considers a variety of quantitative and qualitative data relating to the U.S. economy and financial markets. This data may include: projected growth trends in the U.S. economy; forecasts for interest rates and the relationship between short- and long-term interest rates (commonly referred to as the "yield curve"); current and projected trends in inflation; relative valuation levels; volatility in the equity market; the outlook and projected growth of various industrial sectors; information relating to business cycles; borrowing trends and the cost of capital; political trends; information relating to trade balances; and labor or employment information. RSMC may also consider proprietary research provided by the investment sub-advisers.

            RSMC reserves the right to adjust the percentages allocated to the sub-advisers and reallocate its assets between the sub-advisers at any time. However, tactical shifts in the allocation and the reallocation of assets between the sub-advisers based on RSMC's analyses of the foregoing data are not expected to be large or frequent. RSMC's ability to allocate and reallocate assets between the sub-advisers, which employ alternatively growth-oriented and value-oriented stock selection techniques, allows it to take advantage of the experience of the sub-advisers.

            PRINCIPAL INVESTMENT STRATEGIES OF THE SUB-ADVISERS TO THE SMALL CAP CORE PORTFOLIO. Below is a discussion on the principal investment strategies of each of the Portfolio's sub-advisers.

            Roxbury Capital Management, LLC ("Roxbury"). Under normal market conditions, Roxbury will direct the Portfolio's investment in the following equity or equity-related securities:

            - common stocks of U.S. corporations that have strong growth characteristics or are undervalued in the marketplace relative to underlying profitability and have a market capitalization which, at the time of purchase, is equal to or less than the capitalization of the largest stock in the S&P Small Cap 600 Index ("small cap companies")

            - options on, or securities convertible (such as convertible preferred stock, convertible bonds, warrants and debentures) into, the common stock of small cap companies

            -     options on indices of the common stock of small cap companies

            - contracts for either the future delivery, or payment in respect of the future market value, of certain indices of the common stock of small cap companies, and options upon such futures contracts

            As of March 31, 2005, the market capitalization of the companies that make up the S&P Small Cap 600 Index was between $[40.0] million and $[3.5] billion. Due to market price adjustments or other events after the time of purchase, it is possible that an investment's market capitalization may drift above or below this range. Roxbury may also direct the Portfolio's investment in certain option and financial futures contracts ("derivatives") and foreign securities, including American Depositary Receipts.

            Roxbury uses a bottom up approach to identify new investment opportunities and to evaluate existing investments on an ongoing basis to determine continued suitability. Roxbury selects stocks it believes exhibit consistent, above average growth prospects. Through research and its understanding of business fundamentals, Roxbury seeks to identify companies with sound economic business models, reputable managements, strong competitive positions, and the ability to grow their businesses in a variety of economic environments. Additionally, all investments undergo a valuation analysis to estimate their risk/reward characteristics.

            Cramer Rosenthal and McGlynn, LLC ("CRM"). Under normal market conditions, CRM will direct the Portfolio's investment in a diversified portfolio of the following equity or equity-related securities that are judged by CRM to be undervalued in the marketplace relative to underlying profitability of the issuer:

            - common and preferred stocks of U.S. corporations that have market capitalizations, at the time of purchase, equal to those in the Russell 2000 Value Index and are publicly traded on a U.S. securities market.

            - securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of small cap companies

            -     warrants

            The market capitalization range of the Russell 2000 Value Index changes constantly; as of March 31, 2005, the range was from $[88] million to $[2.1] billion.

            CRM uses a value investing strategy and process for the substantially similar to that which it employs for the Large Cap Value Portfolio as described in detail earlier in this prospectus.

            For cash management purposes, the Small Cap Core Portfolio may maintain cash reserves and money market instruments (including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements, certificates of deposit and bankers' acceptances issued by banks or savings and loan associations, and commercial paper) consistent with the foregoing investment policy.

            EACH OF THE PORTFOLIOS. The frequency of portfolio transactions and the Portfolios' turnover rate will vary from year to year depending on the market. A higher turnover rate increases transaction costs (i.e., brokerage commissions) and adverse tax consequences for a Portfolio's shareholders. With frequent trading activity, a greater proportion of any dividends paid out by a Portfolio will be characterized as ordinary income, which is taxed at higher rates than long-term capital gains. Such factors may have the effect of lowering overall Portfolio performance.

            In order to respond to adverse market, economic, political or other conditions, the Portfolios may assume a temporary defensive position and invest without limit in commercial paper and other money market instruments that are rated investment grade or higher. The result of this action may be that a Portfolio will be unable to achieve its investment objective.

            Each Portfolio may use other strategies and engage in other investment practices, which are more fully described in our Statement of Additional Information ("SAI").

ADDITIONAL RISK INFORMATION

            The following is a list of certain risks that may apply to your investment in a Portfolio. Further information about investment risks is available in our SAI:

            - MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

            - DERIVATIVES RISK: Some of a Portfolio's investments may be referred to as "derivatives" because their value depends on, or is derived from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of a Portfolio's total assets may be committed or exposed to derivative strategies.

            - FOREIGN SECURITY RISK. The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country not normally associated with investing in the U.S. markets.

            - GROWTH INVESTING RISK: The risk that an investment in a growth-oriented portfolio, which invests in growth-oriented companies, will be more volatile than the rest of the U.S. market as a whole.

            - VALUE INVESTING RISK: The risk that investments in companies whose securities are believed to be undervalued, relative to their underlying profitability, do not appreciate in value as anticipated.

            - SMALL CAP RISK: Small cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of larger companies and therefore may involve greater risk than investing in larger companies.

            - LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

            - OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

            - VALUATION RISK: The risk that a Portofolio has valued certain of its securities at a higher price than they can be sold.

FINANCIAL HIGHLIGHTS

            The financial highlights tables are intended to help you understand each Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single Institutional Share of a Portfolio. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Portfolio assuming reinvestment of all dividends and other distributions. Financial highlights for the fiscal years ended June 30, 2000, 2001, 2002, 2003 and 2004 have been audited by ____________, whose report, along with each Portfolio's financial statements, is included in the Institutional Shares' Annual Report, which is available without charge upon request. Financial highlights for the six month period ended December 31, 2004 have not been audited.

LARGE CAP CORE PORTFOLIO  - INSTITUTIONAL SHARES

                                           For the
                                          Six-Month
                                         Period Ended
                                         December 31,                    For the Fiscal Years Ended June 30,
                                             2004           ----------------------------------------------------------
                                          (Unaudited)          2004        2003         2002         2001        2000
                                         ------------       --------    --------    ---------     --------    --------
NET ASSET VALUE - BEGINNING OF PERIOD..  $      14.87       $  13.14    $  13.68    $   18.17     $  24.03    $  22.50
                                         ------------       --------    --------    ---------     --------    --------

INVESTMENT OPERATIONS:
Net investment income..................          0.09           0.10        0.15         0.11         0.08        0.10
   Net realized and unrealized gain
     (loss) on investments.............          0.51           1.78       (0.55)       (4.15)       (5.15)       1.83
                                                            --------    --------    ---------     --------    --------
     Total from investment operations..          0.60           1.88       (0.40)       (4.04)       (5.07)       1.93
                                         ------------       --------    --------    ---------     --------    --------
DISTRIBUTIONS:
   From net investment income..........         (0.36)         (0.15)      (0.11)       (0.08)       (0.04)      (0.12)
   From net realized gain..............            --             --       (0.03)       (0.37)       (0.75)      (0.28)
                                                            --------    --------    ---------     --------    --------
     Total distributions...............         (0.36)         (0.15)      (0.14)       (0.45)       (0.79)      (0.40)
                                         ------------       --------    --------    ---------     --------    --------
NET ASSET VALUE - END OF PERIOD........  $      15.11       $  14.87    $  13.14    $   13.68     $  18.17    $  24.03
                                         ============       ========    ========    =========     ========    ========
TOTAL RETURN...........................          4.06%**       14.38%      (2.86)%     (22.66)%     (21.50)%      8.57%

RATIOS (TO AVERAGE NET ASSETS)/
SUPPLEMENTAL DATA:(1)
   Expenses:
     Including expense limitations.....          0.80%*         0.80%       0.80%        0.80%        0.80%       0.80%
     Excluding expense limitations.....          1.32%*         1.13%       1.05%        1.00%        0.98%       0.94%
   Net investment income...............          1.30%*         0.73%       1.04%        0.64%        0.39%       0.40%
Portfolio turnover rate................            45%**          27%         50%          68%          72%         12%
Net assets at end of period (000
omitted)...............................  $     19,111       $ 58,794    $ 61,380    $  80,831     $108,061    $127,812

*     Annualized.

**    Not Annualized

(1) For the period November 1, 1999 to December 31, 2004, the Portfolio operated as a feeder fund in a master-feeder structure. During this period, the expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I - Large Cap Core Series (the "Series") and the portfolio turnover rate reflects the investment activity of the Series.

LARGE CAP GROWTH PORTFOLIO (5) - INSTITUTIONAL SHARES

                                         For the Six-
                                         Month Period
                                            Ended
                                         December 31,                     For the Fiscal Years Ended June 30,
                                            2004(5)        -------------------------------------------------------------
                                          (Unaudited)        2004        2003          2002         2001        2000(1)+
                                         ------------      --------    --------     ---------     --------      --------
NET ASSET VALUE - BEGINNING OF PERIOD..  $       9.93      $   8.73    $   8.70     $   12.69     $  33.39      $  25.76
                                         ------------      --------    --------     ---------     --------      --------
INVESTMENT OPERATIONS:
   Net investment income (loss)........          0.03          0.01          --(4)         --(4)     (0.08)(3)     (0.14)(3)
   Net realized and unrealized gain
     (loss) on investments.............          0.18          1.20        0.03         (3.99)      (10.61)         8.70
                                         ------------      --------    --------     ---------     --------      --------
     Total from investment operations..          0.21          1.21        0.03         (3.99)      (10.69)         8.56

DISTRIBUTIONS:
   From net investment income..........         (0.03)        (0.01)         --            --           --            --
   From net realized gains.............            --            --          --            --       (10.01)        (0.93)
                                         ------------      --------    --------     ---------     --------      --------
     Total distributions...............         (0.03)        (0.01)      (0.01)           --       (10.01)        (0.93)
                                         ------------      --------    --------     ---------     --------      --------
NET ASSET VALUE - END OF PERIOD........  $      10.11      $   9.93    $   8.73     $    8.70     $  12.69      $  33.39
                                         ============      ========    ========     =========     ========      ========
TOTAL RETURN...........................          2.07%**      13.86%       0.35%       (31.44)%     (39.41)%       33.27%

RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:(2)
   Expenses:

     Including expense limitations.....          1.04%*        0.98%       0.95%         0.85%        0.76%         0.75%
     Excluding expense limitations.....          1.09%*        1.01%       0.98%         0.85%        0.79%         0.77%
   Net investment loss.................          0.59%*        0.08%      (0.02)%       (0.04)%      (0.37)%       (0.45)%
Portfolio turnover rate................          1.35%**         87%         51%           75%          78%          111%
Net assets at end of period (000
     omitted)..........................  $     43,980      $ 49,418    $ 58,620     $  76,892     $158,318      $277,290

--------------
*     Annualized.

**    Not Annualized

(1) Effective November 1, 1999, Roxbury Capital Management, LLC, assumed the responsibility as Adviser to the WT Large Cap Growth Series.

(2) For the period November 1, 1999 to December 31, 2004, the Portfolio operated as a feeder fund in a master-feeder structure. During this period, the expense and net investment income (loss) ratios include expenses allocated from the master fund, WT Investment Trust I - Large Cap Growth Series (the "Series") and the portfolio turnover rate reflects the investment activity of the Series.

(3) The net investment loss per share was calculated using average shares outstanding method.

(4)   Less than $0.01 per share.

(5) Effective December 15, 2004, Rodney Square Management Corporation assumed responsibility of the Adviser to the WT Large Cap Growth Series.

+ Effective November 1, 1999, the Rodney Square Large Cap Growth Portfolio ("Rodney Square Portfolio") was merged into the Wilmington Large Cap Growth Portfolio. The financial highlights for periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.

LARGE CAP VALUE PORTFOLIO  - INSTITUTIONAL SHARES

                                                    For the Six-
                                                    Month Period
                                                        Ended
                                                    December 31,                 For the Fiscal Years Ended June 30
                                                        2004         ---------------------------------------------------------
                                                     (Unaudited)        2004       2003        2002         2001      2000(2)+
                                                    ------------     ---------   --------   ---------    ---------   ---------
NET ASSET VALUE - BEGINNING OF PERIOD........       $       9.45     $    8.19   $   8.20   $   11.13    $   10.25   $    9.82
                                                    ------------     ---------   --------   ---------    ---------   ---------
INVESTMENT OPERATIONS:
   Net investment income.....................               0.07          0.08       0.06        0.07         0.09        0.13
   Net realized and unrealized gain (loss)
     on investments..........................               0.91          1.26       0.01       (2.68)        0.86        0.50
                                                    ------------     ---------   --------   ---------    ---------   ---------
     Total from investment operations........               0.98          1.34       0.07       (2.61)        0.95        0.63
                                                    ------------     ---------   --------   ---------    ---------   ---------
DISTRIBUTIONS:
   From net investment income................              (0.11)        (0.08)     (0.07)      (0.09)       (0.07)      (0.20)
   From net realized gain....................                 --            --      (0.01)      (0.23)          --          --
                                                    ------------     ---------   --------   ---------    ---------   ---------
     Total distributions.....................              (0.11)        (0.08)     (0.08)      (0.32)       (0.07)      (0.20)
                                                    ------------     ---------   --------   ---------    ---------   ---------
NET ASSET VALUE - END OF PERIOD..............       $      10.32     $    9.45   $   8.19   $    8.20    $   11.13   $   10.25
                                                    ============     =========   ========   =========    =========   =========
TOTAL RETURN.................................                            16.47%      0.92%     (24.02)%       9.33%       6.61%

RATIOS (TO AVERAGE NET ASSETS)/
SUPPLEMENTAL DATA:(1)
   Expenses:
     Including expense limitations...........               0.98%*        1.00%      1.06%       0.92%        0.77%       0.75%
     Excluding expense limitations...........               1.01%*        1.03%      1.13%       0.93%        0.91%       0.97%
   Net investment income (loss)..............               1.48%*        0.94%      0.93%       0.66%        0.96%       1.06%
   Portfolio turnover rate...................                  9%**         26%        87%        100%         109%        136%
Net assets at end of period (000 omitted)....       $     54,736     $  51,729   $ 47,301   $  52,064    $  82,312   $  64,272

--------------------
*     Annualized.

**    Not Annualized

(1) For the period November 1, 1999 to December 31, 2004, the Portfolio operated as a feeder fund in a master-feeder structure. During this period, the expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I - Large Cap Value Series (the "Series") and the portfolio turnover rate reflects the investment activity of the Series.

(2) Effective November 1, 1999, Cramer Rosenthal McGlynn, LLC, assumed the responsibility of Adviser to the Large Cap Value Series.

+ Effective November 1, 1999, the Rodney Square Large Cap Value Portfolio ("Rodney Square Portfolio") was merged into the Wilmington Large Cap Value Portfolio. The financial highlights for periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.

SMALL CAP CORE PORTFOLIO - INSTITUTIONAL SHARES

                                               For the Six-
                                               Month Period
                                                  Ended
                                               December 31,                       For the Fiscal Years Ended June 30
                                                   2004          ----------------------------------------------------------------
                                               (Unaudited)         2004          2003          2002             2001       2000+
                                               ------------      --------      --------      --------         --------   --------
NET ASSET VALUE - BEGINNING OF PERIOD........  $      10.75      $   8.59      $   9.15      $  10.63         $  12.97   $   9.51
                                               ------------      --------      --------      --------         --------   --------
INVESTMENT OPERATIONS:
   Net investment income (loss)..............         (0.03)(3)     (0.07)(3)     (0.02)(3)        --(2),(3)      0.16         --(2)
   Net realized and unrealized gain (loss)
     on investments..........................          0.74          2.23         (0.54)        (1.47)           (1.14)      3.50
                                               ------------      --------      --------      --------         --------   --------
     Total from investment operations........          0.71          2.16         (0.56)        (1.47)           (0.98)      3.50
                                               ------------      --------      --------      --------         --------   --------
DISTRIBUTIONS:
   From net investment income................            --            --            --         (0.01)           (0.01)     (0.02)
   From net realized gain....................         (0.72)           --            --            --            (1.21)     (0.02)
   In excess of net realized gain............            --            --            --            --            (0.14)        --
                                               ------------      --------      --------      --------         --------   --------
     Total distributions.....................         (0.72)           --            --         (0.01)           (1.36)     (0.04)
                                               ------------      --------      --------      --------         --------   --------
NET ASSET VALUE - END OF PERIOD..............  $      10.74      $  10.75      $   8.59      $   9.15         $  10.63   $  12.97
                                               ============      ========      ========      ========         ========   ========
TOTAL RETURN ................................          6.74%**      25.15%        (6.12)%      (13.84)%          (6.88)%    36.93%

RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:(1),(4)
   Expenses:
     Including expense limitations...........          1.25%*        1.19%         1.00%         0.89%            0.83%      0.80%
     Excluding expense limitations...........          1.27%*        1.21%         1.01%         0.89%            0.90%      0.91%
   Net investment income (loss)..............         (0.67)%*      (0.74)%       (0.21)%       (0.03)%           0.15%      0.02%
Portfolio turnover rate......................            48%**        142%           62%           44%              53%        47%
Net assets at end of period (000 omitted)....  $     73,074      $ 73,324      $ 73,700      $106,915         $136,236   $103,456

--------------------
*     Annualized.

**    Not Annualized

(1) For the period November 1, 1999 to November 30, 2003, the Portfolio operated as a feeder fund in a master-feeder structure, and for the period December 1, 2003 to December 31, 2004, the Portfolio operated as a feeder fund in a fund-of-funds structure. During this period, the expense and net investment income ratios include expenses allocated from the master funds, WT Investment Trust I - Small Cap Core Series, Small Cap Value Series and Small Cap Core Series, as the case may be (the "Series") and the portfolio turnover rate reflects the investment activity of the Series.

(2)   Less than $0.01 per share.

(3) The net investment loss per share was calculated using the average shares outstanding method.

(4) Effective December 1, 2003, the expense and the net investment income ratios include expenses allocated from the WT Investment Trust - Small Cap Growth Series and WT Investment Trust I - Small Cap Value Series and the Portfolio turnover reflects the investment activity of each Series.

+ Effective November 1, 1999, the Rodney Square Small Cap Equity Portfolio ("Rodney Square Portfolio") was merged into the Wilmington Small Cap Core Portfolio. The financial highlights for periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.

                          MANAGEMENT OF THE PORTFOLIOS

            The Board of Trustees of the Portfolios has oversight responsibility of the management, activities and affairs of the Portfolios and has approved contracts with various organizations to provide, among other services, the day-to-day management required by a Portfolio and its shareholders.

INVESTMENT ADVISERS

            RSMC, 1100 North Market Street, Wilmington, Delaware 19890, serves as investment adviser to each of the Portfolios. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. In the past, RSMC has provided asset management services to other mutual funds, individuals, personal trusts, municipalities, corporations and other organizations. Presently, RSMC provides services exclusively to investment companies sponsored by it or its affiliates. As of March 31, 2005, RSMC had $[4.7] billion assets under management.

            For the twelve months ended June 30, 2004, RSMC or its affiliates, received the following advisory fees (after fee waivers) as a percentage of the Portfolios' average daily net assets:

Large Cap Core Portfolio.............................                ___%
Large Cap Growth Portfolio...........................                ___%
Large Cap Value Portfolio............................                ___%
Small Cap Core Portfolio.............................                ___%*

*RSMC received no remuneration for its advisory services provided to the Small Cap Core Portfolio. However, the sub-advisers to the Small Cap Core Portfolio, CRM and Roxbury, which are affiliates of RSMC received ___% and ___%, respectively for such period.

PORTFOLIO MANAGERS

LARGE CAP CORE, LARGE CAP GROWTH AND LARGE CAP VALUE PORTFOLIOS

      The day-to-day management of the each of the Large Cap Core, Large Cap Growth and Large Cap Value Portfolios is the responsibility of a team of RSMC investment professionals.
                                      -19-

SMALL CAP CORE PORTFOLIO

      Each sub-adviser to the Small Cap Core Portfolio makes the day-to-day investment decisions for the portion of the Portfolio's assets that it manages, subject to the supervision of RSMC and the Board of Trustees. Each sub-adviser continuously reviews, supervises and administers its own investment program. Below is a list of the staff of each of Roxbury and CRM.

      ROXBURY CAPITAL MANAGEMENT, LLC.

      STEVE MARSHMAN, CFA joined Roxbury in July 2002 and has twelve years of investment management experience. Mr. Marshman is a member of Roxbury's Small Cap Growth Investment Team. From 1995 to 2002, Mr. Marshman was with Columbia Funds Management Company ("Columbia") where he was a Portfolio Manager for the Small/Mid-Cap Investment Team as well as an Equity Analyst focusing on Small-Mid Cap securities. His responsibilities at Columbia also included Portfolio Management for Columbia's Technology Fund. Prior to joining Columbia, Mr. Marshman was a fighter pilot in the US Air Force.

      ROBERT MARVIN, CFA, CPA joined Roxbury in July 2002 and has twelve years of investment management experience. Mr. Marvin is a member of Roxbury's Small Cap Growth Investment Team. From 1998 to 2002, Mr. Marvin was with Columbia where he was a Portfolio Manager in the Small/Mid-Cap Investment Team as well as an Equity Analyst focusing on Small-Mid Cap securities. Prior to joining Columbia, he was Vice President and Consumer Analyst for The Seidler Companies, a Los Angeles based boutique research and brokerage firm. Mr. Marvin began his career at Deloitte & Touche where he earned his CPA and became a Senior Consultant.

      BRIAN SMOLUCH, CFA joined Roxbury in July 2002 and has eight years of investment management experience. Mr. Smoluch is a member of Roxbury's Small Cap Growth Investment Team. From 1996 to 2002, Mr. Smoluch was with Columbia where he was a Portfolio Manager in the Small/Mid-Cap Investment Team as well as an Equity Analyst focusing on Small-Mid Cap securities.

      CRAMER ROSENTHAL MCGLYNN, LLC.

      Ronald H. McGlynn, Chairman & CEO and Jay B. Abramson, President & CIO are responsible for the overall management of the portion of the Small Cap Core Portfolio managed by CRM. The portfolio managers who have responsibility for the day-to-day management of the portion of the Small Cap Core Portfolio managed by CRM are set forth below.

      James P. Stoeffel and Terry Lally, CFA, are co-leaders of the team responsible for the management of the Small Cap Value strategy at CRM.

      JAMES P. STOEFFEL, CPA joined CRM as a Vice President in March 2001 and is responsible for portfolio management and investment research. Prior to joining CRM, Mr. Stoeffel was the Director of Research at Palisade Capital Management from March 1999 to March 2001. Prior to that, he was Vice President in the Emerging Growth Stocks Research Group at Salomon Smith Barney from March 1993 to March 1999. He served as a Senior Financial Analyst/Assistant Treasurer with Ticor Title Insurance Co., and as an auditor. Mr. Stoeffel earned a B.A. from Washington & Lee University and an M.B.A. from New York University's Stern School of Business and is a Certified Public Accountant.

      TERRY LALLY, CFA is a Vice President of CRM and joined the firm in 2000. He is responsible for investment research. Prior to joining CRM, Mr. Lally worked for nine years at The Prudential in U.S. small cap and emerging market equity analysis, corporate finance, and equity trading. Mr. Lally earned a B.B.A. from the University of Notre Dame in 1989, an M.B.A. from Harvard University in 1995, and is a Chartered Financial Analyst.

SERVICE PROVIDERS

         The chart below provides information on the Portfolios' primary service providers.

Asset                                                                          Shareholder
Management                                                                     Services
          INVESTMENT ADVISERS                                                           TRANSFER AGENT

    Rodney Square Management Corp.                                                         PFPC Inc.
       1100 North Market Street                                                         760 Moore Road
         Wilmington, DE 19890                                                      King of Prussia, PA 19406

  Manages each Portfolio's investment                                             Handles certain shareholder
              activities.                                                             services, including
                                                                                 recordkeeping and statements,
                                                                                 payment of distributions and
                                                                                  processing of buy and sell
                                                                                           requests.

                                                   WT MUTUAL FUND

                                         WILMINGTON LARGE CAP CORE PORTFOLIO

                                        WILMINGTON LARGE CAP GROWTH PORTFOLIO

                                        WILMINGTON LARGE CAP VALUE PORTFOLIO


                                         WILMINGTON SMALL CAP CORE PORTFOLIO

Fund                                                                           Asset
Operations                                                                     Safe Keeping
           ADMINISTRATOR AND                                                               CUSTODIAN
           ACCOUNTING AGENT

                                                                                   Wilmington Trust Company
               PFPC Inc.                                                           1100 North Market Street
         301 Bellevue Parkway                                                        Wilmington, DE 19890
         Wilmington, DE 19809

Provides facilities, equipment and
 personnel to carry out administrative                                          Holds each Portfolio's assets,
services related to each Portfolio and                                         settles all portfolio trades and
  calculates each Portfolio's NAV and                                           collects most of the valuation
            distributions.                                                       data required for calculating
                                                                                each Portfolio's NAV per share.

                                        Distribution

                                                     DISTRIBUTOR

                                         Professional Funds Distributor, LLC
                                                   760 Moore Road
                                              King of Prussia, PA 19406

                                         Distributes the Portfolios' shares.

                             SHAREHOLDER INFORMATION

PRICING OF SHARES

            The Portfolios value their assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. Any assets held by a Portfolio that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC determines the daily net asset value ("NAV") per share. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities.

            Securities that do not have a readily available current market value are valued in good faith using procedures adopted by the Board of Trustees. When a Portfolio uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. This policy is intended to result in a calculation of a Portfolio's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to these procedures may not accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing.

            PFPC Inc. determines the NAV per share of each Portfolio as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time), on each business day (i.e., a day that the Exchange and the transfer agent are open for business). The NAV is calculated by adding the value of all securities and other assets in a Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in that Portfolio. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent. Shares will only be priced on business days.

PURCHASE OF SHARES

            Portfolio shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in Institutional Shares of each Portfolio is $1,000. Additional investments in a Portfolio may be made in any amount. You may purchase shares as specified below.

            You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Portfolios' distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment in the Portfolios. If you wish to purchase Portfolio shares through your account at Wilmington Trust or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

            BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Equity Portfolios, indicating the name and class of the Portfolio, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Portfolio account number. When you make purchases by check, each Portfolio may withhold payment on any redemption until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

            Regular mail:                    Overnight mail:
            Wilmington Equity Portfolios     Wilmington Equity Portfolios
            c/o PFPC Inc.                    c/o PFPC Inc.
            P.O.  Box 9828                   760 Moore Road
            Providence, RI 02940             King of Prussia, PA 19406

            BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

            ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day. Any purchase order may be rejected if a Portfolio determines that accepting the order would not be in the best interest of the Portfolio or its shareholders. It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above. For information on other ways to purchase shares, including through an individual retirement account (IRA), an Automatic Investment Plan or a Payroll Investment Plan, please refer to our SAI.

REDEMPTION OF SHARES

            You may sell your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when Portfolio shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next business day (if received after 4:00 p.m. Eastern time or on a non-business day), but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Portfolio's name and your account number should accompany any redemption requests.

            REDEMPTION FEES: A redemption fee of 1.00% of the total redemption amount (calculated at market value) may be imposed if you sell your shares within 60 days (the "Holding Period") of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Portfolios (a list of which is shown under the heading "EXCHANGE OF SHARES" below). This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first, however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including (i) redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts; (ii) shares redeemed (A) via a systematic withdrawal plan approved by the adviser, (B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by the adviser, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring, (E) to effect a transfer from one retirement plan to another retirement plan in the same Portfolio, or (F) by a Portfolio to cover various fees; or (iii) shares converted from one share class to another in the same Portfolio. See "Exchange of Shares" for additional information regarding the exchange of shares of a Wilmington Portfolio.

            FREQUENT PURCHASES AND REDEMPTIONS: The Portfolios discourage frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position, including, primarily, the redemption fees set forth above and related exchanged fees set forth below. The Portfolios are not designed to accommodate market timing or short-term trading. Frequent trades into or out of a Portfolio in an effort to anticipate changes in market prices of that Portfolio's investment portfolio is generally referred to as "market timing". Each Portfolio reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange orders by market timers or by those persons a Portfolio or the Distributor believes are engaging in similar trading activity.

            Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of a Portfolio. These expenses are borne by all Portfolio shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in a Portfolio engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. Because certain of the Portfolios invest significantly in foreign securities traded on markets which close prior to when such Portfolio determines its net asset value, market timing can cause dilution in the value of such Portfolio's shares held by other shareholders. This occurs when market timers attempt to trade Portfolio shares when the net asset value of the Portfolio does reflect the value of the underlying portfolio securities. While the Portfolios have procedures designed to adjust closing market prices of foreign securities under certain circumstances to better reflect what are believed to be the fair value of the foreign securities, they may not be accurate. See "PRICING OF SHARES" for more information. Also, because some of the Portfolios invest in small cap equity securities, which may trade less frequently than larger capitalization securities, frequent trading in such Portfolio's shares to take advantage of the market pricing inefficiency of such small cap stocks, may result in dilution in the value of Portfolio shares held by long-term investors. Short-term trading in such small cap Portfolios may also increase expenses and reduce performance due to the difficulties in buying and selling less liquid small cap stocks.

            There is no guarantee that the Portfolios or their agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. The ability of the Portfolios and their agents to monitor trades that are placed through omnibus or other nominee accounts is limited in those instances in which the broker, retirement plan administrator, or fee-based program sponsor does not provide complete information to the Portfolios or their agents regarding underlying beneficial owners of Portfolio shares.

            BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. Your written instructions must include the Portfolio name, your Portfolio account number and your name. The written instructions and signature guarantee should be mailed to:

            Regular mail:                   Overnight mail:
            Wilmington Equity Portfolios    Wilmington Equity Portfolios
            c/o PFPC Inc.                   c/o PFPC Inc.
            P.O.  Box 9828                  760 Moore Road
            Providence, RI 02940            King of Prussia, PA 19406

            BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However, there are risks. The Portfolios have safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

            ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a signature guarantee. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares.

            If shares to be redeemed represent a recent investment made by check, each Portfolio reserves the right to withhold the redemption proceeds until it believes that the check has been collected (which could take up to 10 days).

            SMALL ACCOUNTS: If the value of your investment in a Portfolio falls below $500, the Portfolio may ask you to increase your balance. If the account value is still below $500 after 60 days, the Portfolio may close your account and send you the proceeds. The Portfolio will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

            The Large Cap Value Portfolio reserve the right to make "redemptions in kind" - payments of redemption proceeds in portfolio securities rather than cash - if the amount redeemed is large enough to affect their respective Series' operations (for example, if it represents more than 1% of the Series' assets).

            For additional information on other ways to redeem shares, please refer to our SAI.

EXCHANGE OF SHARES

            You may exchange all or a portion of your shares in a Portfolio for Institutional Shares of the following funds ("Wilmington Portfolios"):

            Wilmington Premier Money Market Portfolio
            Wilmington Short/Intermediate Bond Portfolio
            Wilmington Broad Market Bond Portfolio
            Wilmington Municipal Bond Portfolio
            Wilmington Short-Term Income Portfolio
            Wilmington Large Cap Core Portfolio
            Wilmington Small Cap Core Portfolio
            Wilmington Large Cap Growth Portfolio
            Wilmington Large Cap Value Portfolio
            Wilmington International Strategic Allocation Fund Wilmington Real Estate Strategic Allocation Fund Wilmington Large Cap Strategic Allocation Fund Wilmington Mid Cap Strategic Allocation Fund

            Wilmington Small Cap Strategic Allocation Fund

            Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

            Exchange transactions will be subject to the minimum initial investment and other requirements of the Portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.

            FEES ON EXCHANGES: If held for more than 60 days, there is no fee when Portfolio shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "Redemption of Shares" for additional information regarding redemptions and this fee.

            To obtain prospectuses of the other Wilmington Portfolios, call
(800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Portfolios may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the Portfolio shares to be acquired through such exchange may be legally made.

DISTRIBUTIONS

            Distributions from the net investment income, if any, of each Portfolio are declared and paid annually to you. Any net capital gain realized by a Portfolio will be distributed annually.

            Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

            As long as a Portfolio meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While each Portfolio may invest in securities that earn interest exempt from Federal income tax, the Portfolios invest primarily in taxable securities. The Portfolios' distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Portfolio shares, are generally taxable to you as ordinary income. Each Portfolio will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

            The Portfolios' distributions of a net capital gain, if any, whether received in cash or reinvested in additional Portfolio shares, are taxable to you as long-term capital gain regardless of the length of time you have held your shares. You should be aware that if Portfolio shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution. The Large Cap Value Portfolio anticipates the distribution of net investment income.

            It is a taxable event for you if you sell or exchange shares of any Portfolio. Depending on the initial purchase price of the shares being sold or exchanged and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

            STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

            This section is only a summary of some important income tax considerations that may affect your investment in a Portfolio. More information regarding those considerations appears in our SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

            Professional Funds Distributor, LLC manages the Portfolios' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Portfolios do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

SHARE CLASSES

         The Portfolios issue Investor and Institutional Shares. Each class of shares bears a pro rata portion of a Portfolio's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. Investor Shares pay a Rule 12b-1 distribution fee. Any investor may purchase Investor Shares.

                                    GLOSSARY

"CAP" OR MARKET CAPITALIZATION:

Cap or the market capitalization of a company means the stock market value of all outstanding shares of the company's common stock.

FUND EXPENSES:

Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder distribution, administration and custody services.

INDEX:

An index is a broad measure of the market performance of a specific group of securities in a particular market, or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

INVESTMENT ADVISER:

The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the investment adviser must follow in its management activities.

MUTUAL FUND:

A mutual fund pools shareholders' money and, using a professional investment manager, invests it in securities like stocks and bonds. Each Portfolio is a separate mutual fund.

NET ASSET VALUE OR "NAV":

NAV = Assets - Liabilities
      --------------------
      Outstanding Shares

NET INVESTMENT INCOME:

Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.

SMALL CAP FUNDS:

Small cap funds invest in the common stock of companies with smaller market capitalizations. Small cap stocks may provide the potential for higher growth, but they also typically have greater risk and more volatility.

TOTAL RETURN:

Total return is a measure of the per-share change in the total value of a fund's portfolio, including any distributions paid to you. It is measured from the beginning to the end of a specific time period.

VALUE FUNDS:

Value funds invest in the common stock of companies that are considered by the investment adviser to be undervalued relative to their underlying profitability, or rather their stock price does not reflect the value of the company.

                              FOR MORE INFORMATION

      FOR INVESTORS WHO WANT MORE INFORMATION ON THE PORTFOLIOS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

      ANNUAL/SEMI-ANNUAL REPORTS: These reports contain performance data and information on portfolio holdings, operating results and a discussion of the market conditions and investment strategies that significantly affect the Portfolios' performance for the most recently completed fiscal year or half-year.

      STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides additional technical and legal descriptions of the Portfolios' policies, investment restrictions, risks, and business structure, including a description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities holdings. The information in the SAI is incorporated into this prospectus by this reference.

      Copies of these documents and answers to questions about the Portfolios may be obtained free of charge by contacting:

      WT Mutual Fund
      c/o PFPC Inc.
      760 Moore Road
      King of Prussia, Pennsylvania 19406
      (800) 336-9970
      9:00 a.m. to 5:00 p.m. Eastern time

      WT Mutual Fund does not currently maintain an Internet Web site. However, reports and information about the funds (including the SAI and Annual and Semi-Annual Reports) may be viewed or downloaded, free of charge, from the EDGAR database on the SEC's Internet site at http://www.sec.gov. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

      FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800)-336-9970.

            The investment company registration number is 811-08648.

                       WILMINGTON LARGE CAP CORE PORTFOLIO
                      WILMINGTON LARGE CAP GROWTH PORTFOLIO
                      WILMINGTON LARGE CAP VALUE PORTFOLIO
                       WILMINGTON SMALL CAP CORE PORTFOLIO

                                OF WT MUTUAL FUND
                                 INVESTOR SHARES

                          PROSPECTUS DATED JULY 1, 2005

This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

Please note that these Portfolios:

      -     are not bank deposits

      - are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

      -     are not federally insured

      - are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other government agency

      -     are not guaranteed to achieve their goal(s)

Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS

                                 PORTFOLIO DESCRIPTIONS
A look at the goals, strategies,     Summary...........................     1
risks, expenses and financial        Performance Information...........     3
history of each Portfolio.           Fees and Expenses.................     9
                                     Example...........................    10
                                     Investment Objectives.............    11
                                     Primary Investment Strategies.....    11
                                     Additional Risk Information.......    14

Details about the service        MANAGEMENT OF THE PORTFOLIOS
providers.                           Investment Advisers...............    16
                                     Portfolio Managers................    16
                                     Service Providers.................    18

Policies and instructions for    SHAREHOLDER INFORMATION
opening, maintaining and             Pricing of Shares.................    19
closing an account in any of         Purchase of Shares................    19
the Portfolios                       Redemption of Shares..............    20
                                     Exchange of Shares................    22
                                     Distributions.....................    23
                                     Taxes.............................    23

Details on the Portfolios'       DISTRIBUTION ARRANGEMENTS
distribution, rule 12b-1 plans   Rule 12b-1 Fees.......................    24
and share classes                Share Classes.........................    24

                                 GLOSSARY..............................    25

                                 FOR MORE INFORMATION..................    26

For information about key terms and concepts, please refer to the "GLOSSARY."

                       WILMINGTON LARGE CAP CORE PORTFOLIO
                      WILMINGTON LARGE CAP GROWTH PORTFOLIO
                      WILMINGTON LARGE CAP VALUE PORTFOLIO
                       WILMINGTON SMALL CAP CORE PORTFOLIO

                                 INVESTOR SHARES

                             PORTFOLIO DESCRIPTIONS

SUMMARY

Investment Objectives               The WILMINGTON LARGE CAP CORE PORTFOLIO, the
                                    WILMINGTON LARGE CAP VALUE PORTFOLIO and the
                                    WILMINGTON SMALL CAP CORE PORTFOLIO each seek long-term capital appreciation.

                                    The WILMINGTON LARGE CAP GROWTH PORTFOLIO seeks superior long-term growth of capital.

Investment Focus                    Equity (or equity related) securities

Share Price Volatility              High

Primary Investment Strategies       The WILMINGTON LARGE CAP CORE PORTFOLIO
                                    invests at least 80% of its assets in a
                                    diversified portfolio of U.S. equity (or equity related) securities of large cap corporations. The Portfolio's investment adviser employs a combined growth and value investment approach and invests in stocks of companies with characteristics the investment adviser believes are attractive to the equity securities marketplace.

                                    The WILMINGTON LARGE CAP GROWTH PORTFOLIO invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity related) securities of large cap corporations. The Portfolio's investment adviser employs a growth investment approach and invests in stocks of companies with characteristics the investment adviser believes are attractive to the equity securities marketplace.

                                    The WILMINGTON LARGE CAP VALUE PORTFOLIO invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity related) securities of large cap corporations. The Portfolio's investment adviser employs a value investment approach and invests in stocks of companies with characteristics the investment adviser believes are attractive to the equity securities marketplace.

                                    The WILMINGTON SMALL CAP CORE PORTFOLIO
                                    invests at least 80% of its assets in a
                                    diversified portfolio of U.S. equity (or equity related) securities of small cap corporations.

Principal Risks                     The Portfolios are subject to the risks
                                    summarized below and further described under the heading "Additional Risk Information."

                                    -  An investment in a Portfolio is not a
                                       deposit of Wilmington Trust Company or
                                       any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency.

                                    - It is possible to lose money by investing in a Portfolio. There is no guarantee that the stock market or the stocks that a Portfolio holds will increase in value.

                                    - A Portfolio's share price will fluctuate in response to changes in the market value of the Portfolio's investments. Market value changes result from business developments affecting an issuer as well as general market and economic conditions.

                                    -  Growth-oriented investments may be more
                                       volatile than the rest of the U.S. stock market as a whole.

                                    -  A value-oriented investment approach is
                                       subject to the risk that a security
                                       believed to be undervalued does not
                                       appreciate in value as anticipated.

                                    -  Small capitalization companies may be
                                       more vulnerable than large companies to
                                       adverse business or economic
                                       developments, and their securities may be less liquid and more volatile than securities of larger companies.

                                    -  The performance of a Portfolio will
                                       depend on whether the investment adviser is successful in pursuing the investment strategy.

Investor Profile                    Investors who want the value of their
                                    investment to grow and who are willing to accept more volatility for the possibility of higher returns.

PERFORMANCE INFORMATION

                       WILMINGTON LARGE CAP CORE PORTFOLIO

As of the date of this prospectus, the Investor Shares of the Portfolio have not commenced operations. The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year and by showing how the Portfolio's average annual total returns for one year, five years and since inception, before and after taxes, compare with those of the S&P 500 Index, which is a broad measure of market performance. The performance shown in the bar chart and performance table are for the Institutional Shares of the Portfolio. However, Investor Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Institutional Shares do not have the same expenses. Specifically, the Investor Shares are subject to a distribution fee equal to 0.25% of the average daily net assets of the Investor Shares. Had such fee been deducted, the returns would be less. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

             ANNUAL TOTAL RETURNS FOR CALENDAR YEARS SINCE INCEPTION

                              [PERFORMANCE GRAPH]

PERFORMANCE YEARS             RETURNS
1996                           16.56%
1997                           25.13%
1998                           29.66%
1999                           22.41%
2000                          -11.47%
2001                          -17.55%
2002                          -27.95%
2003                           25.85%
2004                            5.41%

         CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005: -0.27%

   BEST QUARTER           WORST QUARTER
      21.62%                   -17.98%
(December 31, 1998)    (September 30, 2002)

INSTITUTIONAL SHARES                                                                              SINCE INCEPTION
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004                      1 YEAR     5 YEARS     (JANUARY 5, 1995)
-------------------------------------------------------------------       ------     -------     -----------------
Large Cap Core Portfolio Return Before Taxes                                5.41%     -6.95%            7.40%
Return After Taxes on Distributions(1)                                      4.54%     -7.52%            6.10%
Return After Taxes on Distributions and Sale of Shares(1)                   3.51%     -6.00%            5.96%

S&P 500 Index (reflects no deductions for fees, expenses or taxes)(2)      10.88%     -2.30%           12.07%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The S&P 500 Index, a widely recognized, unmanaged index of common stock prices, is the Standard & Poor's Composite Index of 500 Stocks.

                      WILMINGTON LARGE CAP GROWTH PORTFOLIO

As of the date of this prospectus, the Investor Shares of the Portfolio have not commenced operations. The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year and by showing how the Portfolio's average annual returns for one, five and ten years, before and after taxes, compare with those of the Russell 1000 Growth Index, a broad measure of market performance. The performance shown in the bar chart and performance table are for the Institutional Shares of the Portfolio. However, Investor Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Institutional Shares do not have the same expenses. Specifically, the Investor Shares are subject to a distribution fee equal to 0.25% of the average daily net assets of the Investor Shares. Had such fee been deducted, the returns would be less. Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. Until February 23, 1998, the Portfolio invested in both large and small capitalization securities. Currently, the Portfolio invests primarily in large capitalization equity securities with strong growth characteristics. Accordingly, the Portfolio's historical performance may not reflect its current investment practices. Of course, past performance, both before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

               ANNUAL TOTAL RETURNS FOR THE PAST 10 CALENDAR YEARS

                              [PERFORMANCE GRAPH]

PERFORMANCE YEARS             RETURNS
1995                           28.43%
1996                           24.25%
1997                           27.50%
1998                           23.58%
1999                           48.10%
2000                          -21.09%
2001                          -33.06%
2002                          -30.37%
2003                           26.65%
2004                            2.17%

         CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005: -1.78%

   BEST QUARTER                WORST QUARTER
      41.39%                      -25.62%
(December 31, 1999)          (March 31, 2001)

INSTITUTIONAL SHARES
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004                      1 YEAR         5 YEARS        10 YEARS
--------------------------------------------------------------------      ------         -------        --------
Large Cap Growth Portfolio Return Before Taxes                             2.17%         -13.80%          5.89%
Return After Taxes on Distributions(1)                                     2.08%         -15.33%          3.75%
Return After Taxes on Distributions and Sale of Shares(1)                  1.41%         -11.14%          4.77%

Russell 1000 Growth Index (reflects no deductions for fees, expenses
     or taxes)(2)                                                          6.47%          -9.26%          9.59%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(20) The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity markets.

                      WILMINGTON LARGE CAP VALUE PORTFOLIO

As of the date of this prospectus, the Investor Shares of the Portfolio have not commenced operations. The bar chart and performance table below illustrate the risks and volatility of an investment in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year and by showing how the Portfolio's average annual total returns for one year, five years and ten years, before and after taxes, compare with those of the Russell 1000 Value Index, which is a broad measure of market performance. This performance information includes the performance of the Portfolio's predecessor, the Value Stock Fund, a collective investment fund. The Value Stock Fund's performance has been included for periods prior to June 29, 1998 and has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Portfolio (i.e., adjusted to reflect expenses, absent investment advisory fee waivers). The Value Stock Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the "1940 Act") and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If the Value Stock Fund had been registered under the 1940 Act, its performance may have been different. The performance shown in the bar chart and performance table are for the Institutional Shares of the Portfolio. However, Investor Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Institutional Shares do not have the same expenses. Specifically, the Investor Shares are subject to a distribution fee equal to 0.25% of the average daily net assets of the Investor Shares. Had such fee been deducted, the returns would be less. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

               ANNUAL TOTAL RETURNS FOR THE PAST 10 CALENDAR YEARS

                              [PERFORMANCE GRAPH]

PERFORMANCE YEARS         RETURNS
1995                        34.38%
1996                        21.86%
1997                        24.55%
1998                        -2.75%
1999                         3.02%
2000                        19.15%
2001                        -5.14%
2002                       -28.06%
2003                        25.79%
2004                        15.12%

         CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005: -1.26%

  BEST QUARTER                        WORST QUARTER
  ------------                        -------------
     17.84%                              -19.02%
(June 30, 2003)                   (September 30, 2002)

INSTITUTIONAL SHARES
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
                                                                                            SINCE
                                                                1 YEAR     5 YEARS      JUNE 29, 1998     10 YEARS(1)
                                                                ------     -------      -------------     -----------
Large Cap Value Portfolio Return Before Taxes                   15.12%      3.32%           2.24%           9.18%(2)
Return After Taxes on Distributions(3)                          14.70%      2.92%           1.66%            N/A
Return After Taxes on Distributions and Sale of Shares(3)        9.83%      2.64%           1.58%            N/A

Russell 1000 Value Index (reflects no deductions for fees,
   expenses or taxes)(4)                                        16.67%      5.38%           5.69%          13.32%

(1) For periods prior to June 29, 1998, the Portfolio's predecessor, the Value Stock Fund, operated as a collective investment fund. As a collective investment fund, the Value Stock Fund is treated differently than the Portfolio for federal income tax purposes. For example, a collective investment fund does not make distributions to its investors. As a result, after-tax returns for periods prior to June 29, 1998 are not presented.

(2) This performance information reflects the performance of the Portfolio and its predecessor, the Value Stock Fund, and does not reflect any taxes that you may pay as a result of any distributions or sale of shares of the Portfolio.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(4) The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to book ratios and lower forecasted growth values. The Russell 1000 measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity markets.

                       WILMINGTON SMALL CAP CORE PORTFOLIO

As of the date of this prospectus, the Investor Shares of the Portfolio have not commenced operations. The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year and by showing how the Portfolio's average annual total returns for one year, five years and since inception, before and after taxes, compare with those of the Russell 2000 Index, which is a broad measure of market performance. The performance shown in the bar chart and performance table are for the Institutional Shares of the Portfolio. However, Investor Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Institutional Shares do not have the same expenses. Specifically, the Investor Shares are subject to a distribution fee equal to 0.25% of the average daily net assets of the Investor Shares. Had such fee been deducted, the returns would be less. This performance information includes the performance of the Portfolio's predecessor, the Small Cap Stock Fund, a collective investment fund. The Small Cap Stock Fund's performance has been included for the periods prior to June 29, 1998 and has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Portfolio (i.e. adjusted to reflect expenses, absent investment advisory fees waivers). The Small Cap Stock Fund was not registered as a mutual fund under the 1940 Act and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Code. If the Small Cap Stock Fund had been registered under the 1940 Act, its performance may have been different. The performance shown in the bar chart and table below reflects the performance of the Portfolio's investment in the Small Cap Core Series, its former master series. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

             ANNUAL TOTAL RETURNS FOR CALENDAR YEARS SINCE INCEPTION

                              [PERFORMANCE GRAPH]

PERFORMANCE YEARS    RETURNS
1998                  -2.32%
1999                  21.86%
2000                   2.31%
2001                  -1.37%
2002                 -23.91%
2003                  32.59%
2004                  12.83%
2002                 -30.37%
2003                  26.65%
2004                  12.83%

         CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005: -4.28%

  BEST QUARTER                      WORST QUARTER
  ------------                      -------------
     22.89%                            -22.01%
(March 31, 2000)                (September 30, 2001)

INSTITUTIONAL SHARES                                                                    SINCE         SINCE INCEPTION
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004         1 YEAR     5 YEARS     JUNE 29, 1998     APRIL 1, 1997(1)
---------------------------------------------------------    ------     -------     -------------     ----------------
Small Cap Core Portfolio Return Before Taxes                 12.83%      2.81%          4.30%              8.30%(2)
Return After Taxes on Distributions(3)                       11.75%      2.09%          3.70%               N/A
Return After Taxes on Distributions and Sale of Shares(3)     9.75%      2.22%          3.53%               N/A

Russell 2000 Index (reflects no deductions for fees,
   expenses or taxes)(4)                                     16.54%      6.95%          7.22%             10.04%

(1) For periods prior to June 29, 1998, the Portfolio's predecessor, the Small Cap Stock Fund, operated as a collective investment fund. As a collective investment fund, the Small Cap Stock Fund was treated differently than the Portfolio for federal income tax purposes. For example, a collective investment fund does not make distributions to its investors. As a result, after-tax returns for periods prior to June 29, 1998 are not presented.

(2) This performance information reflects the performance of the Portfolio and its predecessor, the Small Cap Stock Fund, and does not reflect any taxes that you may pay as a result of any distributions or sale of shares of the Portfolio.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(4) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 11% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Index is unmanaged and reflects the reinvestment of dividends.

FEES AND EXPENSES

      The table below describes the fees and expenses that you may pay if you buy and hold Investor Shares of a Portfolio.

SHAREHOLDER FEES                                                                                      Investor
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                                              Shares
-----------------------------------------                                                             --------
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)                    None
Maximum deferred sales charge                                                                           None
Maximum sales charge imposed on reinvested dividends (and other distributions)                          None
Redemption fee (1)                                                                                      1.00%
Exchange fee (1)                                                                                        1.00%

(1) Investor Shares are subject to a 1.00% fee only if redeemed or exchanged within the first 60 days after purchase. See "Redemption of Shares" and "Exchange of Shares" for additional information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

                                   Large Cap      Large Cap    Large Cap    Small Cap
                                      Core          Growth       Value        Core
                                   Portfolio      Portfolio    Portfolio    Portfolio
                                 --------------   ----------   ---------    ---------
Management fees                   0.60%            0.60%         0.60%        0.86%
Distribution (12b-1) fees         0.25%            0.25%         0.25%        0.25%
Other expenses (1)                0.69%            0.46%         0.38%        0.35%
TOTAL ANNUAL OPERATING EXPENSES   1.54%            1.31%         1.23%        1.46%
Waivers/reimbursements           (0.49)%(2),(3)   (0.01)%(3)      n/a          n/a
NET EXPENSES                      1.05%(2),(3)     1.30%(3)       n/a          n/a

(1) "Other expenses" have been restated to reflect current and estimated fees in connection with each Portfolio's change in the investment structure from a master/feeder structure to a stand-alone investment structure that invests directly in securities.

(2) For Investor Shares of the Large Cap Core Portfolio, the investment adviser has contractually agreed to waive a portion of its advisory fee or reimburse expenses to the extent total annual operating expenses exceed 1.05%. This waiver will remain in place until November 1, 2005 unless the Board of Trustees approves its earlier termination.

(3) The administrator and accounting agent has a contractual obligation to waive certain flat rate fees associated with the Portfolios where a Class' average daily net assets is below $75 million through September, 2007. As a percentage of average net assets for the month ended March 31, 2005, these fees have been estimated to equal 0.05% and 0.01% the Large Cap Core Portfolio and Large Cap Growth Portfolio, respectively.

EXAMPLE

      This Example is intended to help you compare the cost of investing in Investor Shares of each Portfolio with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

            -     you reinvested all dividends and other distributions;

            -     the average annual return was 5%;

            - the Portfolio's total operating expenses (reflecting contractual waivers or reimbursements through November 1, 2005 for the Large Cap Core Portfolio) are charged and remain the same over the time periods; and

            - you redeemed all of your investment at the end of each time period.

      Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

INVESTOR SHARES             1 YEAR  3 YEARS  5 YEARS  10 YEARS
---------------             ------  -------  -------  --------
Large Cap Core Portfolio    $ ____  $ _____  $ _____  $ ______
Large Cap Growth Portfolio  $ ____  $ _____  $ _____  $ ______
Large Cap Value Portfolio   $ ____  $ _____  $ _____  $ ______
Small Cap Core Portfolio    $ ____  $ _____  $ _____  $ ______

The above example is for comparison purposes only and is not a representation of a Portfolio's actual expenses and returns of Investor Shares, either past or future.

INVESTMENT OBJECTIVES

      The WILMINGTON LARGE CAP CORE PORTFOLIO, the WILMINGTON LARGE CAP VALUE PORTFOLIO and the WILMINGTON SMALL CAP CORE PORTFOLIO each seek long-term capital appreciation. The WILMINGTON LARGE CAP GROWTH PORTFOLIO seeks superior long-term growth of capital.

      The investment objective for the Large Cap Core Portfolio may be changed without shareholder approval. The investment objective for the Large Cap Growth Portfolio, Large Cap Value Portfolio and the Small Cap Core Portfolio may not be changed without shareholder approval.

      There is no guarantee that any Portfolio will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES

      The WILMINGTON LARGE CAP CORE PORTFOLIO, under normal market conditions, invests at least 80% of its assets in a diversified portfolio of the following equity or equity-related securities:

      - common or preferred stock of U.S. corporations that have attractive growth or value characteristics with market capitalizations of at least $2 billion or that are constituents of the Russell 1000 Index

      - options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of U.S. corporations described above

      - receipts or American Depositary Receipts ("ADRs"), which are typically issued by a U.S. bank or trust company as evidence of ownership of underlying securities issued by a foreign corporation

      For cash management purposes, the Portfolio may maintain cash reserves and money market instruments (including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements, certificates of deposit and bankers' acceptances issued by banks or savings and loan associations, and commercial paper) consistent with the foregoing investment policy.

      The Portfolio's investment adviser, Rodney Square Management Corporation ("RSMC"), seeks securities that it believes possess growth or value characteristics attractive to institutional and retail investors. The selection of individual securities is based on a proprietary methodology that employs a disciplined analysis of multiple factors, including liquidity, profitability, risk, valuation, price history and analysts' earnings estimates. RSMC may rotate the Portfolio's holdings among various market sectors based on economic analysis of the overall business cycle.

      The WILMINGTON LARGE CAP GROWTH PORTFOLIO invests at least 80% of its assets in a diversified portfolio of U.S. equity or equity-related securities of large cap corporations. RSMC employs a growth investment approach and invests in common or preferred stock of U.S. corporations that have attractive growth characteristics with market capitalizations of at least $2 billion or that are constituents of the Russell 1000 Growth Index.

      RSMC seeks securities that it believes possess growth characteristics attractive to institutional and retail investors. The selection of individual securities is based on a proprietary methodology that employs a disciplined analysis of multiple factors, including liquidity, profitability, risk, valuation, price history and analysts' earnings estimates.

      The WILMINGTON LARGE CAP VALUE PORTFOLIO invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity related) securities of large cap corporations. RSMC employs a value investment approach and invests in common or preferred stock of U.S. corporations that have attractive growth characteristics with market capitalizations of at least $2 billion or that are constituents of the Russell 1000 Value Index.

      RSMC seeks securities that it believes possess value characteristics attractive to institutional and retail investors. The selection of individual securities is based on a proprietary methodology that employs a disciplined analysis of multiple factors, including liquidity, profitability, risk, valuation, price history and analysts' earnings estimates.

      The WILMINGTON SMALL CAP CORE PORTFOLIO invests at least 80% of its assets in equity securities of small cap companies. Presently, the Portfolio employs a multi-manager approach, relying on two investment sub-advisers with differing investment philosophies to manage a portion of the Portfolio's assets under the general supervision of RSMC.

      RSMC does not allocate the Small Cap Core Portfolio's assets between the two sub-advisers according to a predetermined percentage. Instead, RSMC regularly determines the appropriate allocation, which currently ranges between 40% and 60%. When making these decisions, RSMC considers a variety of quantitative and qualitative data relating to the U.S. economy and financial markets. This data may include: projected growth trends in the U.S. economy; forecasts for interest rates and the relationship between short- and long-term interest rates (commonly referred to as the "yield curve"); current and projected trends in inflation; relative valuation levels; volatility in the equity market; the outlook and projected growth of various industrial sectors; information relating to business cycles; borrowing trends and the cost of capital; political trends; information relating to trade balances; and labor or employment information. RSMC may also consider proprietary research provided by the investment sub-advisers.

      RSMC reserves the right to adjust the percentages allocated to the sub-advisers and reallocate its assets between the sub-advisers at any time. However, tactical shifts in the allocation and the reallocation of assets between the sub-advisers based on RSMC's analyses of the foregoing data are not expected to be large or frequent. RSMC's ability to allocate and reallocate assets between the sub-advisers, which employ alternatively growth-oriented and value-oriented stock selection techniques, allows it to take advantage of the experience of the sub-advisers.

      PRINCIPAL INVESTMENT STRATEGIES OF THE SUB-ADVISERS TO THE SMALL CAP CORE PORTFOLIO. Below is a discussion on the principal investment strategies of each of the Portfolio's sub-advisers.

      Roxbury Capital Management, LLC ("Roxbury"). Under normal market conditions, Roxbury will direct the Portfolio's investment in the following equity or equity-related securities:

      - common stocks of U.S. corporations that have strong growth characteristics or are undervalued in the marketplace relative to underlying profitability and have a market capitalization which, at the time of purchase, is equal to or less than the capitalization of the largest stock in the S&P Small Cap 600 Index ("small cap companies")

      - options on, or securities convertible (such as convertible preferred stock, convertible bonds, warrants and debentures) into, the common stock of small cap companies

      -     options on indices of the common stock of small cap companies

      - contracts for either the future delivery, or payment in respect of the future market value, of certain indices of the common stock of small cap companies, and options upon such futures contracts

      As of March 31, 2005, the market capitalization of the companies that make up the S&P Small Cap 600 Index was between $[40.0] million and $[3.5] billion. Due to market price adjustments or other events after the time of purchase, it is possible that an investment's market capitalization may drift above or below this range. Roxbury may also direct the Portfolio's investment in certain option and financial futures contracts ("derivatives") and foreign securities, including American Depositary Receipts.

      Roxbury uses a bottom up approach to identify new investment opportunities and to evaluate existing investments on an ongoing basis to determine continued suitability. Roxbury selects stocks it believes exhibit consistent, above average growth prospects. Through research and its understanding of business fundamentals, Roxbury seeks to identify companies with sound economic business models, reputable managements, strong competitive positions, and the ability to grow their businesses in a variety of economic environments. Additionally, all investments undergo a valuation analysis to estimate their risk/reward characteristics.

      Cramer Rosenthal and McGlynn, LLC ("CRM"). Under normal market conditions, CRM will direct the Portfolio's investment in a diversified portfolio of the following equity or equity-related securities that are judged by CRM to be undervalued in the marketplace relative to underlying profitability of the issuer:

      - common and preferred stocks of U.S. corporations that have market capitalizations, at the time of purchase, equal to those in the Russell 2000 Value Index and are publicly traded on a U.S. securities market.

      - securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of small cap companies

      -     warrants

      The market capitalization range of the Russell 2000 Value Index changes constantly; as of March 31, 2005, the range was from $[88] million to $[2.1] billion.

      CRM uses a value investing strategy and process for the substantially similar to that which it employs for the Large Cap Value Portfolio as described in detail earlier in this prospectus.

      For cash management purposes, the Small Cap Core Portfolio may maintain cash reserves and money market instruments (including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements, certificates of deposit and bankers' acceptances issued by banks or savings and loan associations, and commercial paper) consistent with the foregoing investment policy.

      EACH OF THE PORTFOLIOS. The frequency of portfolio transactions and the Portfolios' turnover rate will vary from year to year depending on the market. A higher turnover rate increases transaction costs (i.e., brokerage commissions) and adverse tax consequences for a Portfolio's shareholders. With frequent trading activity, a greater proportion of any dividends paid out by a Portfolio will be characterized as ordinary income, which is taxed at higher rates than long-term capital gains. Such factors may have the effect of lowering overall Portfolio performance.

            In order to respond to adverse market, economic, political or other conditions, the Portfolios may assume a temporary defensive position and invest without limit in commercial paper and other money market instruments that are rated investment grade or higher. The result of this action may be that a Portfolio will be unable to achieve its investment objective.

            Each Portfolio may use other strategies and engage in other investment practices, which are more fully described in our Statement of Additional Information ("SAI").

ADDITIONAL RISK INFORMATION

            The following is a list of certain risks that may apply to your investment in a Portfolio. Further information about investment risks is available in our SAI:

    - DERIVATIVES RISK: Some of a Portfolio's investments may be referred to as "derivatives" because their value depends on, or is derived from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of a Portfolio's total assets may be committed or exposed to derivative strategies.

    - FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country not normally associated with investing in the U.S. markets.

    - GROWTH INVESTING RISK: The risk that an investment in a growth-oriented portfolio, which invests in growth-oriented companies, will be more volatile than the rest of the U.S. market as a whole.

    - LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

    - MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

    - OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

    - SMALL CAP RISK: Small cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of larger companies and therefore may involve greater risk than investing in larger companies.

    - VALUATION RISK: The risk that a Portofolio has valued certain of its securities at a higher price than they can be sold.

    - VALUE INVESTING RISK: The risk that investments in companies whose securities are believed to be undervalued, relative to their underlying profitability, do not appreciate in value as anticipated.

                          MANAGEMENT OF THE PORTFOLIOS

            The Board of Trustees of the Portfolios has oversight responsibility of the management, activities and affairs of the Portfolios and has approved contracts with various organizations to provide, among other services, the day-to-day management required by a Portfolio and its shareholders.

INVESTMENT ADVISERS

            RSMC, 1100 North Market Street, Wilmington, Delaware 19890, serves as investment adviser to each of the Portfolios. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. In the past, RSMC has provided asset management services to other mutual funds, individuals, personal trusts, municipalities, corporations and other organizations. Presently, RSMC provides services exclusively to investment companies sponsored by it or its affiliates. As of March 31, 2005, RSMC had $[4.7] billion assets under management.

            For the twelve months ended June 30, 2004, RSMC or its affiliates, received the following advisory fees (after fee waivers) as a percentage of the Portfolios' average daily net assets:

Large Cap Core Portfolio...........    ___%
Large Cap Growth Portfolio.........    ___%
Large Cap Value Portfolio..........    ___%
Small Cap Core Portfolio...........    ___%*

* RSMC received no remuneration for its advisory services provided to the Small Cap Core Portfolio. However, the sub-advisers to the Small Cap Core Portfolio, CRM and Roxbury, which are affiliates of RSMC received ___% and ___%, respectively for such period.

PORTFOLIO MANAGERS

LARGE CAP CORE, LARGE CAP GROWTH AND LARGE CAP VALUE PORTFOLIOS

      The day-to-day management of the each of the Large Cap Core, Large Cap Growth and Large Cap Value Portfolios is the responsibility of a team of RSMC investment professionals.

SMALL CAP CORE PORTFOLIO

      The management of the Small Cap Core Portfolio and its sub-advisers is the responsibility of a group of RSMC investment professionals, which makes its style allocation and sub-adviser investment decisions based, in part, upon asset allocation strategy models prepared by the Investment Strategy Team. The Investment Strategy Team is comprised of investment professionals at RSMC and its affiliates that meet regularly to formulate the asset allocation strategy models based upon various factors, including current market and economic conditions, for use by RSMC and its affiliates in their investment management activities.

      Each sub-adviser to the Small Cap Core Portfolio makes the day-to-day investment decisions for the portion of the Portfolio's assets that it manages, subject to the supervision of RSMC and the Board of Trustees. Each sub-adviser continuously reviews, supervises and administers its own investment program. Below is a list of the staff of each of Roxbury and CRM.

      ROXBURY CAPITAL MANAGEMENT, LLC.

      STEVE MARSHMAN, CFA joined Roxbury in July 2002 and has twelve years of investment management experience. Mr. Marshman is a member of Roxbury's Small Cap Growth Investment Team. From 1995 to 2002, Mr. Marshman was with Columbia Funds Management Company ("Columbia") where he was a Portfolio Manager for the Small/Mid-Cap Investment Team as well as an Equity Analyst focusing on Small-Mid Cap securities. His responsibilities at Columbia also included Portfolio Management for Columbia's Technology Fund. Prior to joining Columbia, Mr. Marshman was a fighter pilot in the US Air Force.

      ROBERT MARVIN, CFA, CPA joined Roxbury in July 2002 and has twelve years of investment management experience. Mr. Marvin is a member of Roxbury's Small Cap Growth Investment Team. From 1998 to 2002, Mr. Marvin was with Columbia where he was a Portfolio Manager in the Small/Mid-Cap Investment Team as well as an Equity Analyst focusing on Small-Mid Cap securities. Prior to joining Columbia, he was Vice President and Consumer Analyst for The Seidler Companies, a Los Angeles based boutique research and brokerage firm. Mr. Marvin began his career at Deloitte & Touche where he earned his CPA and became a Senior Consultant.

      BRIAN SMOLUCH, CFA joined Roxbury in July 2002 and has eight years of investment management experience. Mr. Smoluch is a member of Roxbury's Small Cap Growth Investment Team. From 1996 to 2002, Mr. Smoluch was with Columbia where he was a Portfolio Manager in the Small/Mid-Cap Investment Team as well as an Equity Analyst focusing on Small-Mid Cap securities.

      CRAMER ROSENTHAL McGLYNN, LLC.

      Ronald H. McGlynn, Chairman & CEO and Jay B. Abramson, President & CIO are responsible for the overall management of the portion of the Small Cap Core Portfolio managed by CRM. The portfolio managers who have responsibility for the day-to-day management of the portion of the Small Cap Core Portfolio managed by CRM are set forth below.

      James P. Stoeffel and Terry Lally, CFA, are co-leaders of the team responsible for the management of the Small Cap Value strategy at CRM.

      JAMES P. STOEFFEL, CPA joined CRM as a Vice President in March 2001 and is responsible for portfolio management and investment research. Prior to joining CRM, Mr. Stoeffel was the Director of Research at Palisade Capital Management from March 1999 to March 2001. Prior to that, he was Vice President in the Emerging Growth Stocks Research Group at Salomon Smith Barney from March 1993 to March 1999. He served as a Senior Financial Analyst/Assistant Treasurer with Ticor Title Insurance Co., and as an auditor. Mr. Stoeffel earned a B.A. from Washington & Lee University and an M.B.A. from New York University's Stern School of Business and is a Certified Public Accountant.

      TERRY LALLY, CFA is a Vice President of CRM and joined the firm in 2000. He is responsible for investment research. Prior to joining CRM, Mr. Lally worked for nine years at The Prudential in U.S. small cap and emerging market equity analysis, corporate finance, and equity trading. Mr. Lally earned a B.B.A. from the University of Notre Dame in 1989, an M.B.A. from Harvard University in 1995, and is a Chartered Financial Analyst.

SERVICE PROVIDERS

      The chart below provides information on the Portfolios' primary service providers.

Asset                                                                          Shareholder
Management                                                                     Services

        INVESTMENT ADVISERS                                                            TRANSFER AGENT

   Rodney Square Management Corp.                                                         PFPC Inc.
      1100 North Market Street                                                         760 Moore Road
        Wilmington, DE 19890                                                      King of Prussia, PA 19406

                                                                                Handles certain shareholder
                                                                                    services, including
                                                                               recordkeeping and statements,
                                                                                payment of distributions and
Manages each Portfolio's investment                                              processing of buy and sell
            activities.                                                                   requests.

                                                 WT MUTUAL FUND

                                         WILMINGTON LARGE CAP CORE PORTFOLIO

                                        WILMINGTON LARGE CAP GROWTH PORTFOLIO

                                        WILMINGTON LARGE CAP VALUE PORTFOLIO

                                         WILMINGTON SMALL CAP CORE PORTFOLIO

Fund                                                                           Asset
Operations                                                                     Safe Keeping

           ADMINISTRATOR AND
           ACCOUNTING AGENT                                                                CUSTODIAN

               PFPC Inc.                                                           Wilmington Trust Company
         301 Bellevue Parkway                                                      1100 North Market Street
         Wilmington, DE 19809                                                        Wilmington, DE 19890

 Provides facilities, equipment and                                             Holds each Portfolio's assets,
personnel to carry out administrative                                          settles all portfolio trades and
services related to each Portfolio and                                          collects most of the valuation
calculates each Portfolio's NAV and                                             data required for calculating
       distributions.                                                          each Portfolio's NAV per share.

                                        Distribution

                                                    DISTRIBUTOR

                                        Professional Funds Distributor, LLC
                                                   760 Moore Road
                                             King of Prussia, PA 19406

                                        Distributes the Portfolios' shares.

                             SHAREHOLDER INFORMATION

PRICING OF SHARES

            The Portfolios value their assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. Any assets held by a Portfolio that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC determines the daily net asset value ("NAV") per share. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities.

            Securities that do not have a readily available current market value are valued in good faith using procedures adopted by the Board of Trustees. When a Portfolio uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. This policy is intended to result in a calculation of a Portfolio's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to these procedures may not accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing.

            PFPC Inc. determines the NAV per share of each Portfolio as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time), on each business day (i.e., a day that the Exchange and the transfer agent are open for business). The NAV is calculated by adding the value of all securities and other assets in a Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in that Portfolio. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent. Shares will only be priced on business days.

PURCHASE OF SHARES

            Portfolio shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in Investor Shares of each Portfolio is $1,000. Additional investments in a Portfolio may be made in any amount. You may purchase shares as specified below.

            You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Portfolios' distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment in the Portfolios. If you wish to purchase Portfolio shares through your account at Wilmington Trust or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

            BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Equity Portfolios, indicating the name and class of the Portfolio, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Portfolio account number. When you make purchases by check, each Portfolio may withhold payment on any redemption until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

        Regular mail:               Overnight mail:
        -------------               ---------------
Wilmington Equity Portfolios  Wilmington Equity Portfolios
c/o PFPC Inc.                 c/o PFPC Inc.
P.O. Box 9828                 760 Moore Road
Providence, RI 02940          King of Prussia, PA 19406

            BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

            ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day. Any purchase order may be rejected if a Portfolio determines that accepting the order would not be in the best interest of the Portfolio or its shareholders. It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above. For information on other ways to purchase shares, including through an individual retirement account (IRA), an Automatic Investment Plan or a Payroll Investment Plan, please refer to our SAI.

REDEMPTION OF SHARES

            You may sell (redeem) your shares on any business day. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when Portfolio shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next business day (if received after 4:00 p.m. Eastern time or on a non-business day), but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Portfolio's name and your account number should accompany any redemption requests.

            REDEMPTION FEES: A redemption fee of 1.00% of the total redemption amount (calculated at market value) may be imposed if you sell your shares within 60 days (the "Holding Period") of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Portfolios (a list of which is shown under the heading "EXCHANGE OF SHARES" below). This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first, however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including (i) redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts; (ii) shares redeemed (A) via a systematic withdrawal plan approved by the adviser, (B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by the adviser, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring, (E) to effect a transfer from one retirement plan to another retirement plan in the same Portfolio, or (F) by a Portfolio to cover various fees; or (iii) shares converted from one share class to another in the same Portfolio. See "EXCHANGE OF SHARES" for additional information regarding the exchange of shares of a Wilmington Portfolio.

            FREQUENT PURCHASES AND REDEMPTIONS: The Portfolios discourage frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position, including, primarily, the redemption fees set forth above and related exchanged fees set forth below. The Portfolios are not designed to accommodate market timing or short-term trading. Frequent trades into or out of a Portfolio in an effort to anticipate changes in market prices of that Portfolio's investment portfolio is generally referred to as "market timing". Each Portfolio reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange orders by market timers or by those persons a Portfolio or the Distributor believes are engaging in similar trading activity.

            Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of a Portfolio. These expenses are borne by all Portfolio shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in a Portfolio engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. Because certain of the Portfolios invest significantly in foreign securities traded on markets which close prior to when such Portfolio determines its net asset value, market timing can cause dilution in the value of such Portfolio's shares held by other shareholders. This occurs when market timers attempt to trade Portfolio shares when the net asset value of the Portfolio does reflect the value of the underlying portfolio securities. While the Portfolios have procedures designed to adjust closing market prices of foreign securities under certain circumstances to better reflect what are believed to be the fair value of the foreign securities, they may not be accurate. See "PRICING OF SHARES" for more information. Also, because some of the Portfolios invest in small cap equity securities, which may trade less frequently than larger capitalization securities, frequent trading in such Portfolio's shares to take advantage of the market pricing inefficiency of such small cap stocks, may result in dilution in the value of Portfolio shares held by long-term investors. Short-term trading in such small cap Portfolios may also increase expenses and reduce performance due to the difficulties in buying and selling less liquid small cap stocks.

            There is no guarantee that the Portfolios or their agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. The ability of the Portfolios and their agents to monitor trades that are placed through omnibus or other nominee accounts is limited in those instances in which the broker, retirement plan administrator, or fee-based program sponsor does not provide complete information to the Portfolios or their agents regarding underlying beneficial owners of Portfolio shares.

            BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. Your written instructions must include the Portfolio name, your Portfolio account number and your name. The written instructions and signature guarantee should be mailed to:

       Regular mail:                 Overnight mail:
       -------------                 ---------------
Wilmington Equity Portfolios  Wilmington Equity Portfolios
c/o PFPC Inc.                 c/o PFPC Inc.
P.O. Box 9828                 760 Moore Road
Providence, RI 02940          King of Prussia, PA 19406

            BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However, there are risks. The Portfolios have safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

            ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a signature guarantee. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares.

            If shares to be redeemed represent a recent investment made by check, each Portfolio reserves the right to withhold the redemption proceeds until it believes that the check has been collected (which could take up to 10 days).

            SMALL ACCOUNTS: If the value of your investment in a Portfolio falls below $500, the Portfolio may ask you to increase your balance. If the account value is still below $500 after 60 days, the Portfolio may close your account and send you the proceeds. The Portfolio will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

            The Large Cap Value Portfolio reserve the right to make "redemptions in kind" - payments of redemption proceeds in portfolio securities rather than cash - if the amount redeemed is large enough to affect their respective Series' operations (for example, if it represents more than 1% of the Series' assets).

            For additional information on other ways to redeem shares, please refer to our SAI.

EXCHANGE OF SHARES

            You may exchange all or a portion of your shares in a Portfolio for Investor Shares of the following funds ("Wilmington Portfolios"):

            Wilmington Premier Money Market Portfolio
            Wilmington Short/Intermediate Bond Portfolio
            Wilmington Broad Market Bond Portfolio
            Wilmington Municipal Bond Portfolio
            Wilmington Short-Term Income Portfolio

            Wilmington Large Cap Core Portfolio
            Wilmington Small Cap Core Portfolio
            Wilmington Large Cap Growth Portfolio
            Wilmington Large Cap Value Portfolio
            Wilmington International Strategic Allocation Fund Wilmington Real Estate Strategic Allocation Fund Wilmington Large Cap Strategic Allocation Fund Wilmington Mid Cap Strategic Allocation Fund Wilmington Small Cap Strategic Allocation Fund

            Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

            Exchange transactions will be subject to the minimum initial investment and other requirements of the Portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.

            FEES ON EXCHANGES: If held for more than 60 days, there is no fee when Portfolio shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "Redemption of Shares" for additional information regarding redemptions and this fee.

            To obtain prospectuses of the other Wilmington Portfolios, call
(800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Portfolios may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the Portfolio shares to be acquired through such exchange may be legally made.

DISTRIBUTIONS

            Distributions from the net investment income, if any, of each Portfolio are declared and paid annually to you. Any net capital gain realized by a Portfolio will be distributed annually.

            Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

            As long as a Portfolio meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While each Portfolio may invest in securities that earn interest exempt from Federal income tax, the Portfolios invest primarily in taxable securities. The Portfolios' distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Portfolio shares, are generally taxable to you as ordinary income. Each Portfolio will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

            The Portfolios' distributions of a net capital gain, if any, whether received in cash or reinvested in additional Portfolio shares, are taxable to you as long-term capital gain regardless of the length of time you have held your shares. You should be aware that if Portfolio shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution. The Large Cap Value Portfolio anticipates the distribution of net investment income.

            It is a taxable event for you if you sell or exchange shares of any Portfolio. Depending on the initial purchase price of the shares being sold or exchanged and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

            STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

            This section is only a summary of some important income tax considerations that may affect your investment in a Portfolio. More information regarding those considerations appears in our SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

            Professional Funds Distributor, LLC ("Distributor") manages the Portfolios' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Portfolios do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

RULE 12b-1 FEES

            The Investor Shares of each Portfolio have a distribution plan under Rule 12b-1 that allows a Portfolio to pay a fee to the Distributor for the sale and distribution of Investor Shares, and for services provided to shareholders of Investor Shares. Because these fees are paid out of a Portfolio's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum distribution fee that a Portfolio can charge is 0.25% of a Portfolio's Investor Shares average daily net assets.

SHARE CLASSES

      The Portfolios issue Investor and Institutional Shares. Each class of shares bears a pro rata portion of a Portfolio's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. Investor Shares pay a Rule 12b-1 distribution fee. Any investor may purchase Investor Shares.

                                    GLOSSARY

"CAP" OR MARKET CAPITALIZATION:

Cap or the market capitalization of a company means the stock market value of all outstanding shares of the company's common stock.

FUND EXPENSES:

Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder distribution, administration and custody services.

INDEX:

An index is a broad measure of the market performance of a specific group of securities in a particular market, or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

INVESTMENT ADVISER:

The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the investment adviser must follow in its management activities.

MUTUAL FUND:

A mutual fund pools shareholders' money and, using a professional investment manager, invests it in securities like stocks and bonds. Each Portfolio is a separate mutual fund.

NET ASSET VALUE OR "NAV":

NAV = Assets - Liabilities
      --------------------
      Outstanding Shares

NET INVESTMENT INCOME:

Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.

SMALL CAP FUNDS:

Small cap funds invest in the common stock of companies with smaller market capitalizations. Small cap stocks may provide the potential for higher growth, but they also typically have greater risk and more volatility.

TOTAL RETURN:

Total return is a measure of the per-share change in the total value of a fund's portfolio, including any distributions paid to you. It is measured from the beginning to the end of a specific time period.

VALUE FUNDS:

Value funds invest in the common stock of companies that are considered by the investment adviser to be undervalued relative to their underlying profitability, or rather their stock price does not reflect the value of the company.

                              FOR MORE INFORMATION

            FOR INVESTORS WHO WANT MORE INFORMATION ON THE PORTFOLIOS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

            ANNUAL/SEMI-ANNUAL REPORTS: These reports contain performance data and information on portfolio holdings, operating results and a discussion of the market conditions and investment strategies that significantly affect the Portfolios' performance for the most recently completed fiscal year or half-year.

            STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides additional technical and legal descriptions of the Portfolios' policies, investment restrictions, risks, and business structure, including a description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities holdings. The information in the SAI is incorporated into this prospectus by this reference.

            Copies of these documents and answers to questions about the Portfolios may be obtained free of charge by contacting:

            WT Mutual Fund
            c/o PFPC Inc.
            760 Moore Road
            King of Prussia, Pennsylvania 19406
            (800) 336-9970
            9:00 a.m. to 5:00 p.m. Eastern time

            WT Mutual Fund does not currently maintain an Internet Web site. However, reports and information about the funds (including the SAI and Annual and Semi-Annual Reports) may be viewed or downloaded, free of charge, from the EDGAR database on the SEC's Internet site at http://www.sec.gov. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090.

            FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800)-336-9970.

            The investment company registration number is 811-08648.

                 WILMINGTON LARGE CAP STRATEGIC ALLOCATION FUND
                  WILMINGTON MID CAP STRATEGIC ALLOCATION FUND
                 WILMINGTON SMALL CAP STRATEGIC ALLOCATION FUND

                                OF WT MUTUAL FUND
                                 SERVICE SHARES

                          PROSPECTUS DATED JULY 1, 2005

      This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

      Please note that these funds:

         -  are not bank deposits

         - are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

         -  are not federally insured

         - are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other government agency

         -  are not guaranteed to achieve their goal(s)

      Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS

FUND DESCRIPTIONS
         Summary............................................       3
         Performance Information............................       5
         Fees and Expenses..................................       9
         Expense Example....................................      10

ADDITIONAL INVESTMENT INFORMATION
         Investment Objectives..............................      11
         Primary Investment Strategies......................      11
         Additional Risk Information........................      18

MANAGEMENT OF THE FUND
         Investment Adviser.................................      20
         Portfolio Management...............................      20
         Service Providers..................................      23

SHAREHOLDER INFORMATION
         Pricing of Shares..................................      24
         Purchase of Shares.................................      24
         Redemption of Shares...............................      25
         Exchange of Shares.................................      27
         Distributions......................................      28
         Taxes..............................................      28

DISTRIBUTION ARRANGEMENTS
         Shareholder Service Fees...........................      30
         Share Classes......................................      30

GLOSSARY....................................................      31

FOR MORE INFORMATION........................................      32

 For information about key terms and concepts, please refer to the "GLOSSARY."

                 WILMINGTON LARGE CAP STRATEGIC ALLOCATION FUND
                  WILMINGTON MID CAP STRATEGIC ALLOCATION FUND
                 WILMINGTON SMALL CAP STRATEGIC ALLOCATION FUND

                                FUND DESCRIPTIONS

SUMMARY

Investment Objectives   The investment objective of each of WILMINGTON LARGE CAP
                        STRATEGIC ALLOCATION FUND, WILMINGTON MID CAP STRATEGIC
                        ALLOCATION FUND and WILMINGTON SMALL CAP STRATEGIC
                        ALLOCATION FUND is to achieve long-term capital appreciation.

Investment Focus        Equity or equity-related securities

Share Price Volatility  High

Principal Investment    WILMINGTON LARGE CAP STRATEGIC ALLOCATION FUND (the
Strategies              "Large Cap Fund") invests at least 80% of its assets in
                        a diversified portfolio of U.S. equity (or equity related) securities of large cap corporations.

                        WILMINGTON MID CAP STRATEGIC ALLOCATION FUND (the "Mid Cap Fund") invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity related) securities of mid cap corporations.

                        The WILMINGTON SMALL CAP STRATEGIC ALLOCATION FUND (the "Small Cap Fund") invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity related) securities of small cap corporations.

                        Each Fund utilizes a multi-manager strategy in which the investment adviser allocates the Fund's assets among sub-advisers, or invests directly in exchange-traded funds. RSMC serves as each Fund's investment adviser. RSMC has delegated the responsibility of securities selection and portfolio management of the Funds' to the following sub-advisers:

                        Large Cap Fund:     Armstrong Shaw Associates, Inc.,
                                            Montag & Caldwell, Inc., First
                                            Quadrant, L.P. and Parametric
                                            Portfolio Associates.

                        Mid Cap Fund:       Bennett Lawrence Management, LLC,
                                            Eubel Brady and Suttman Asset
                                            Management, Inc., Equity Investment
                                            Corporation and Parametric Portfolio
                                            Associates.

                        Small Cap Fund:     Batterymarch Financial Management,
                                            Inc., Systematic Financial
                                            Management L.P. and Parametric
                                            Portfolio Associates.

Principal Risks         The Funds are subject to the risks summarized
                        below and further described under the heading
                        "Additional Risk Information" in this prospectus.

                        - An investment in a Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency.

                        - It is possible to lose money by investing in a Fund. There is no guarantee that the stock market or the securities in which a Fund invests will increase in value.

                        - A Fund's share price will fluctuate in response to changes in the market value of its investments. Market value changes result from business or economic developments affecting an issuer as well as general market and economic conditions.

                        - Because each Fund employs a multi-manager approach, the interplay of the various strategies employed by the investment adviser and sub-advisers may result in a Fund holding large positions in certain types of securities, industries or sectors, as a result of each sub-adviser's independent investment decisions, which may have a negative effect on performance or offset performance of a sub-adviser.

                        - Each Fund may use equity derivatives to pursue its investment objective. The use of derivatives may expose a Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks may cause a Fund to experience higher losses than a Fund that does not use derivatives.

                        - Small and mid cap companies may be more vulnerable than large cap companies to adverse business or economic developments, and their securities may be less liquid and more volatile.

                        - The performance of each Fund will depend on whether or not the investment adviser or sub-adviser is successful in pursuing its investment strategy.

Investor Profile        -     Investors who want the value of their investment
                              to grow and who are willing to accept more volatility for the possibility of higher returns.

PERFORMANCE INFORMATION

                 WILMINGTON LARGE CAP STRATEGIC ALLOCATION FUND

      As of the date of this prospectus, the Service Shares of the Large Cap Fund have not commenced operations. The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund for the past calendar year and show how the average annual total returns for one year and since inception, before and after taxes, compare with those of the [NAME] Index, which is a broad measure of market performance. The performance shown in the bar chart and performance table are for the Institutional Shares of the Fund. However, Service Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Institutional Shares do not have the same expenses. Specifically, the Service Shares are subject to a shareholder service fee equal to 0.25% of the average daily net assets of the Service Shares. Had such fee been deducted, the returns would be less. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

                 ANNUAL TOTAL RETURN FOR THE PAST CALENDAR YEAR

                              [PERFORMANCE GRAPH]

PERFORMANCE YEAR                  RETURNS
     2004                          10.18%

         CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005: -0.73%

                BEST QUARTER                      WORST QUARTER
                   10.24%                            -2.08%
            (December 31, 2003)               (September 30, 2004)

LARGE CAP FUND - INSTITUTIONAL SHARES                                              Since Inception
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004                 1 Year         (July 1, 2003)
----------------------------------------------------                 ------        ---------------
Return Before Taxes                                                  10.18%             13.33%
Return After Taxes on Distributions(1)                                9.91%             13.12%
Return After Taxes on Distributions and Sale of Shares(1)             6.61%             11.26%

_____Index (reflects no deductions for fees, expenses or taxes)(2)     [__%]              [__%]

-----------------
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)   [INSERT INDEX INFORMATION].

                  WILMINGTON MID CAP STRATEGIC ALLOCATION FUND

      As of the date of this prospectus, the Service Shares of the Mid Cap Fund have not commenced operations. The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund for the past calendar year and show how the average annual total returns for one year and since inception, before and after taxes, compare with those of the [NAME] Index, which is a broad measure of market performance. The performance shown in the bar chart and performance table are for the Institutional Shares of the Fund. However, Service Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Institutional Shares do not have the same expenses. Specifically, the Service Shares are subject to a shareholder service fee equal to 0.25% of the average daily net assets of the Service Shares. Had such fee been deducted, the returns would be less. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

                 ANNUAL TOTAL RETURN FOR THE PAST CALENDAR YEAR

                              [PERFORMANCE GRAPH]

PERFORMANCE YEAR                  RETURNS
     2004                          17.30%

         CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005: -3.09%

              BEST QUARTER                           WORST QUARTER
                 12.60%                                 -3.09%
          (December 31, 2003)                      (March 31, 2005)

MID CAP FUND - INSTITUTIONAL SHARES                                                    Since Inception
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004                     1 Year         (July 1, 2003)
----------------------------------------------------                     ------        ---------------
Return Before Taxes                                                      17.30%             21.00%
Return After Taxes on Distributions(1)                                   17.20%             20.93%
Return After Taxes on Distributions and Sale of Shares(1)                11.24%             17.93%
                                                                         -----              -----
________Index (reflects no deductions for fees, expenses or taxes)(2)      [__%]              [__%]

-----------------------
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)   [INSERT INDEX INFORMATION].

                 WILMINGTON SMALL CAP STRATEGIC ALLOCATION FUND

         As of the date of this prospectus, the Service Shares of the Small Cap Fund have not commenced operations. The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund for the past calendar year and show how the average annual total returns for one year and since inception, before and after taxes, compare with those of the [NAME] Index, which is a broad measure of market performance. The performance shown in the bar chart and performance table are for the Institutional Shares of the Fund. However, Service Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Institutional Shares do not have the same expenses. Specifically, the Service Shares are subject to a shareholder service fee equal to 0.25% of the average daily net assets of the Service Shares. Had such fee been deducted, the returns would be less. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

                 ANNUAL TOTAL RETURN FOR THE PAST CALENDAR YEAR

                              [PERFORMANCE GRAPH]

PERFORMANCE YEAR                  RETURNS
     2004                          18.22%

         CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005: -3.25%

               BEST QUARTER                        WORST QUARTER
                  13.95%                              -3.25%
           (December 31, 2004)                   (March 31, 2005)

SMALL CAP FUND - INSTITUTIONAL SHARES                                                   Since Inception
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004                      1 Year         (July 1, 2003)
----------------------------------------------------                      ------        ---------------
Return Before Taxes                                                       18.22%             26.09%
Return After Taxes on Distributions(1)                                    17.28%             25.42%
Return After Taxes on Distributions and Sale of Shares(1)                 11.84%             21.96%

________Index (reflects no deductions for fees, expenses or taxes)(2)       [__%]             [__%]

-------------------
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)   [INSERT INDEX INFORMATION].

FEES AND EXPENSES

The table below shows the fees and expenses that you may pay if you buy and hold Service Shares of a Fund. The expenses are shown as a percentage of its net assets.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                          Service Shares
                                                                                    --------------
Maximum sales charge (load) imposed on purchases (as a percentage of offering
price)                                                                                  None

Maximum deferred sales charge                                                           None

Maximum sales charge imposed on reinvested dividends (and other distributions)          None

Redemption fee(a)                                                                       1.00%

Exchange fee(a)                                                                         1.00%

(a) Service Shares are subject to a 1.00% redemption fee only if redeemed or exchanged within the first 60 days after purchase. See "REDEMPTION OF SHARES" and "EXCHANGE OF SHARES" elsewhere in this prospectus for additional information.

ANNUAL OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)(1)

SERVICE SHARES                      Large Cap Fund      Mid Cap Fund     Small Cap Fund
                                    --------------      ------------     --------------
Management fees                         0.66%(2)             0.75%(3)        0.91%(4)
Distribution (12b-1) fees               None                 None            None
Shareholder service fees                0.25%                0.25%           0.25%
Other expenses(1)                       0.34%                0.53%           0.47%
TOTAL ANNUAL OPERATING EXPENSES         1.75%                1.53%           1.63%
Waivers/Reimbursements                   n/a                (0.13)%(2)      (0.13)%(2)
NET EXPENSES                             n/a                 1.40%(2)        1.50%(2)

-----------------
(1) "Other expenses" have been restated to reflect current fees in connection with the Funds' change in investment structure from a master-feeder structure to a stand-alone investment structure what invests directly in portfolio securities.

(2) For Service Shares, RSMC has contractually agreed to reimburse each of the Mid Cap Fund and the Small Cap Fund for other expenses to the extent such other expenses exceed 1.40% and 1.50%, respectively. This undertaking will remain in place until July 1, 2006, unless the Board of Trustees approves its earlier termination.

EXAMPLE

      This example is intended to help you compare the cost of investing in Service Shares of a Fund with the cost of investing in other mutual funds. The Example shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

         -  you reinvested all dividends and other distributions;

         -  the average annual return was 5%;

         - a fund's total operating expenses (reflecting contractual waivers or reimbursements through July 1, 2006, if applicable) were charged and remained the same over the time periods; and

         -  you redeemed all of your investment at the end of each time period.

      Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

SERVICE SHARES          1 Year    3 Years     5 Years     10 Years
--------------          ------    -------     -------     --------
Large Cap Fund          $____      $____       $____        $____
Mid Cap Fund            $____      $____       $____        $____
Small Cap Fund          $____      $____       $____        $____

      The above example is for comparison purposes only and is not a representation of a Fund's actual expenses and returns, either past or future of the Service Shares of a Fund.

                        ADDITIONAL INVESTMENT INFORMATION

INVESTMENT OBJECTIVES

      The investment objective of each of the WILMINGTON LARGE CAP STRATEGIC ALLOCATION FUND, the WILMINGTON MID CAP STRATEGIC ALLOCATION FUND and the WILMINGTON SMALL CAP STRATEGIC ALLOCATION FUND is to achieve long-term capital appreciation. These investment objectives may be changed by the Board of Trustees upon 60 days' prior written notice to shareholders.

      There is no guarantee that any Fund will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES

      The WILMINGTON LARGE CAP STRATEGIC ALLOCATION FUND invests at least 80% of its assets in a diversified portfolio of the following U.S. equity or equity-related securities:

         - Common stock of U.S. corporations that have that have a market capitalization at least equal to that of the smallest company in the S&P 500 Index ("large cap companies"), at the time of purchase;

         - Exchange traded funds (registered investment companies whose shares are publicly traded on an exchange) which track a securities market index of large cap companies, e.g. iShares, SPDRs, Vipers; and

         - Options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of large cap companies.

      The WILMINGTON MID CAP STRATEGIC ALLOCATION FUND invests at least 80% of its assets in a diversified portfolio of the following U.S. equity or equity-related securities:

         - Common stocks of U.S. corporations that have a market capitalization between the smallest and largest company in the S&P Mid Cap 400 Index ("mid cap companies"), at the time of purchase;

         - Exchange traded funds (registered investment companies whose shares are publicly traded on an exchange) which track a securities market index of mid cap companies, e.g. iShares, SPDRs, Vipers; and

         - Options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of mid cap companies.

      The WILMINGTON SMALL CAP STRATEGIC ALLOCATION FUND invests at least 80% of its assets in a diversified portfolio of the following U.S. equity or equity-related securities:

         - Common stocks of U.S. corporations that have a market capitalization less than the largest company in the S&P SmallCap 600 Index ("small cap companies"), at the time of purchase;

         - Exchange traded funds (registered investment companies whose shares are publicly traded on an exchange) which track a securities market index of small cap companies, e.g. iShares, SPDRs, Vipers; and

         - Options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of small cap companies.

      Although each of the Large Cap Fund, Mid Cap Fund and Small Cap Fund maintains liquidity reserves (that is, cash awaiting investment or held to meet redemption requests), these Funds may expose such reserves to the performance of one or more equity markets, usually by use of stock index futures contracts and options on such futures contracts, as well as exchange traded and over the counter options, and equity index swaps to attempt to hedge actual or anticipated investment securities positions.

      ALL FUNDS. Each Fund employs a multi-manager approach, relying on several sub-advisers with differing investment philosophies to manage a portion of a Fund's assets under the general supervision of RSMC. RSMC may also allocate a portion of a Fund's assets (up to 60%) to shares of exchange traded funds or ("ETFs") whose underlying investments are consistent with a Fund's investment objective. As a shareholder in an investment company, a Fund would bear its pro rata portion of an ETF's expenses, including advisory fees, in addition to its own expenses. The 1940 Act limits investments by registered investment companies in the securities of other investment companies. However, a Fund may invest in ETFs in excess of these limits in accordance with SEC exemptive relief granted to such ETFs.

      RSMC will allocate the balance of a Fund's assets between or among the sub-advisers. When making these allocation decisions, RSMC considers, among other things, its expectations for the performance of the U.S. economy and financial markets in light of projected growth trends in the U.S. economy, relative valuation levels and volatility in the equity markets, the outlook and projected growth of various industrial sectors, and information relating to business cycles.

      The multi-manager arrangement is expected to reduce volatility by utilizing several investment approaches, a strategy used by many institutional investors. This multiple investment approach is designed to soften the impact of a single sub-adviser's performance in a market cycle during which that sub-adviser's investment approach is less successful. Because each sub-adviser has a different investment approach, the performance of one sub-adviser is expected to offset the impact of another sub-adviser's performance, regardless of the market cycle. The successful performance of a sub-adviser will be diminished by the less successful performance of the other sub-adviser. There can be no guarantee that the expected advantage of the multi-manager arrangement will be achieved.

      Any percentage limitations with respect to assets of a Fund or the capitalization requirement of companies in which a Fund invests are applied at the time of purchase.

      In anticipation of or in response to adverse market conditions, for cash management purposes, or for temporary defensive positions, a Fund may temporarily hold all or a portion of its assets in cash, money market instruments, or bonds or other debt securities. As a result, a Fund may not achieve its investment objective.

STRATEGIES OF SUB-ADVISERS TO THE LARGE CAP FUND

      Armstrong Shaw Associates, Inc. ("ASA")

      ASA employs a large capitalization, absolute value investment philosophy. The sub-adviser invests in securities where a rigid cash flow or asset value analysis determines that a company's stock is selling at a substantial discount to its intrinsic value. Establishing this intrinsic value is critical to ASA's methodology. While the level of the overall market or trends in numerous economic factors may affect the timing in which ASA's perceived value is recognized, these considerations are not the basis for its investments. Rather, ASA has a classic bottom-up, company-by-company view of investing.

      Inherent in ASA's absolute value approach is its objective to minimize downside risk. To further this aim, ASA screens for companies with proven track records, strong balance sheets and large capitalizations. The sub-adviser's minimum investment time horizon is 18 to 24 months. At any point in time, ASA may have investments in as many as 30 to 40 securities in the portfolio managed for the Fund. ASA feels that constant monitoring of these positions through regular discussions with management is a crucial part of its portfolio management. Additionally, approximately 100 other companies are followed on a watch list for future investment.

      In conjunction with ASA's view that market timing is generally an unrewarding exercise, the firm has predetermined buy and sell levels for each security it purchases. These target points help ASA to avoid the emotional excesses of the market with respect to the Fund's investments.

      Montag & Caldwell, Inc. ("M&C")

      The Investment Policy Group (or IPG, which consists of all portfolio managers and analysts) works as a team by using a bottom-up stock selection process. The identification of appropriate stocks for consideration begins with screening a database of 9000 common equity securities for market capitalization of at least $3 billion and a minimum 10% historical secular earnings growth rate. The resultant universe of approximately 500 common stocks is then subject to proprietary earnings and valuation models. Analyst judgment based on qualitative factors and strong financial characteristics further narrow the universe to a select list of approximately 150 names. Analysts follow these stocks closely, regularly evaluating their valuation and relative earnings growth. A position is initiated in a stock that is trading at a discount (normally 10-25%) to the estimate of its intrinsic value. This value is computed using a modified dividend discount model that incorporates their analysts' assumptions for normalized earnings, secular earnings growth rate (minimum 10%, maximum 20%), dividend payout ratio, and a stock specific risk adjusted discount rate. The valuation model is a dynamic process in which the earnings base is adjusted each quarter. In addition, the fundamental attributes that contribute to the risk-adjusted discount rate are re-evaluated annually for each security and more frequently if market, industry, or specific company issues so demand. The valuation model is updated daily and published every two weeks. Above median relative earnings growth is considered to be the catalyst driving share price appreciation. This measure is determined by comparing estimated and historical six-month annualized earnings growth to a benchmark and subsequently ranking companies by decile. Analyst judgment based on fundamental analysis that includes thorough due diligence of company and industry fundamentals is the final arbiter in determining candidates to be presented to the IPG for investment consideration and potential inclusion in the growth model portfolio of 30 to 40 issues.

      If a company's results remain consistent with the firm's forecast, M&C could hold the position for a number of years. Average annual turnover is normally 30 to 50 percent. A holding will be reviewed for probable sale when it reaches M&C's target price ratio, which is normally 120% of the determination of its fair value. Trimming the position, rather than total sale, might be the decision in the case of a high-growth company with rapidly compounding earnings. Stocks are also sold when experiencing weakening earnings momentum, or underperforming the market. Any significant earnings disappointment will trigger an immediate review of the holding and a decision to "add or sell." Since the investment policy centers on positive earnings momentum within a six-month period, "add or sell" decisions are made within that framework. This time frame may be extended for one quarter out to nine months, in order to capture exceptionally good value occurring just prior to restored earnings momentum. Unless there is visible earnings growth for the next six-nine months and the valuation is attractive enough to justify adding positions, a position will be sold on earnings disappointments. A position will also be reduced when it exceeds 5% of the equity portion of a portfolio.

      First Quadrant, L.P. ("First Quadrant")

      First Quadrant uses a proprietary quantitative analytical model in constructing the Fund's investment portfolio to reflect the characteristics of the S&P 500 Index, the Fund's benchmark index, and combines a top-down analysis of market and economic conditions with a bottom-up stock selection review process to enhance returns. The top-down analysis consists of a review of market and economic data such as interest rates, commodity price changes, market volatility levels, inflation expectations, credit spreads and foreign exchange rates to identify those industries and sectors of the U.S. economy that are likely to benefit from present and future economic conditions. First Quadrant modifies industry weightings in the Fund's portfolio relative to the S&P 500 Index based on the top-down analysis, consistent with maintaining tax efficiency for investors. In general, these weightings will not differ from the industry weightings of the S&P 500 Index by more than +/-5%. In addition, consistent with minimizing taxable gains and enhancing returns, First Quadrant may underweight and overweight the Fund's exposure (relative to the S&P 500 Index) to specific securities within an industry. Individual stocks are selected based upon a bottom-up review of a variety of security-specific valuation metrics, such as earnings revisions, earnings surprise signals, insider trading, corporate actions and changes in various indices.

      First Quadrant manages the portion of the Fund's portfolio allocated to it to minimize taxable distributions to shareholders. First Quadrant applies a variety of tax-sensitive investment techniques, including: (i) investing in stocks that pay below-average dividends; (ii) employing a buy-and-hold strategy that will avoid realizing short-term capital gains and defer as long as possible the realization of long-term capital gains; and (iii) realizing losses on specific securities or specific tax lots of securities to offset realized gains. The investment portfolio under First Quadrant's management can be expected to distribute a smaller percentage of its returns each year than other equity mutual funds that are managed without regard to tax considerations.

      Parametric Portfolio Associates ("PPA")

      PPA uses a "quantitative" approach to build a portfolio in accordance with RSMC's allocation instructions with respect to "growth" style securities and "value" style securities. Unlike "active" managers, PPA does not try to substantially outperform the indices nor does the sub-adviser seek temporary or defensive positions when markets decline or appear overvalued. PPA may use derivative instruments, primarily for liquidity, risk management or hedging purposes. PPA does not routinely make judgments about the investment merit of a particular security or apply traditional economic, financial or market analysis.

      PPA invests in a representative sample of securities of an index with similar capitalizations as the Fund weighted to reflect the investment adviser's style allocation. This essentially means building a portfolio with a growth portion based on a Barra Growth Index and a value portion based on a Barra Value Index. PPA expects that each "portion of the portfolio" will have, in the aggregate, investment characteristics (such as market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the corresponding Barra index. It is not expected that PPA will hold all of the securities that are included in the index or its component Barra indices.

      The performance of PPA and the index will differ due to transaction costs, market impact, portfolio expenses, corporate actions (such as mergers and spin-offs), timing variances and RSMC's allocation between growth and value styles. The return for each of the growth and value portions of the portfolio is intended to correlate closely with the return of its corresponding Barra index by selecting a portion of the stocks represented in the index using proprietary quantitative techniques developed by PPA. PPA also uses these techniques to make sell decisions. PPA will manage a portfolio on the Fund's behalf with similar characteristics to those of index, including such measures as dividend yield, price-to-earnings ratio, relative volatility, economic sector exposure, growth or value characterizations, return on equity and market price-to-book value ratio. Notwithstanding these strategies, there is no assurance that PPA's investment performance will equal or approximate that of the index

STRATEGIES OF SUB-ADVISERS TO THE MID CAP FUND

      Bennett Lawrence Management, LLC ("BLM")

      BLM employs a mid cap growth investment strategy investing in competitively advantaged companies benefiting from major economic trends. The sub-adviser believes that growth opportunities can be found in companies within market sectors where strong demand trends and a rapid rate of growth are evident relative to other market sectors.

      In seeking competitively advantaged companies that participate in the fastest growing markets, BLM's investment management team thoroughly researches each company in which it invests. Its primary research includes discussions with the management of the company and its competitors, suppliers and customers. At any time, BLM may invest in 25-35 securities concentrated in those sectors, which BLM believes to be the fastest growing economic sectors. By not having exposure to all sectors or industries within the economy, BLM expects its portfolio managed on behalf of the Fund to be more volatile than broad market indexes. Ongoing discussions with company management and other industry sources as well as limits on individual position weightings are important factors in risk control.

      Eubel Brady and Suttman Asset Management, Inc. ("EBS")

      EBS follows a domestic value strategy to investing. In implementing its investment strategy, EBS attempts to identify great businesses, which are operated by excellent management teams. EBS' strategy is a fundamental approach that attempts to choose companies traditionally classified as "value" while not excluding growing companies if their price is attractive relative to other fundamental measures. The companies in which EBS invests will typically have relatively low price-to-earnings, price-to-book, and price-to-cash flow ratios.

      EBS begins its stock selection process with a universe of more than 1,000 domestic companies, and initially screens these companies based on traditional measures of valuation such as price-to-earnings, price-to-book, and price-to-cash flow ratios. In the initial phases of its stock selection process, EBS also analyzes published annual and quarterly reports, 10K's, and other public information. More in-depth analysis follows EBS's initial screening with the use of data services, such as Compustat PC Plus. Based on this analysis, EBS identifies companies which it believes have good value and then classifies such companies as either a pricing anomaly or a core holding. Core holdings are higher quality businesses with long-term growth prospects. At times, both core and anomaly holdings are held. Once a company has been identified for potential investment by EBS's research team, that company is presented to EBS's Investment Policy Committee, which makes the final decision to purchase. EBS will generally sell a company it holds if it is determined that the company has become overvalued, market conditions have changed or company fundamentals have deteriorated.

      Equity Investment Corporation ("EIC")

      EIC invests in well-managed, structurally sound companies selling at a discount to their "true" value, while avoiding those that look inexpensive relative to their historical records but which are actually in long-term structural decline (best thought of as "value traps").

      Starting with approximately 2,000 stocks having market caps above $500 million, EIC looks for companies with a return on equity above 9% and a growth rate above 7%. (The market cap, ROE and growth rate figures are guidelines rather than hard and fast minimums.) Additional ideas are sometimes uncovered through traditional news sources, non-opinionated research, and simply being aware of companies that have seen recent and significant price declines.

      Once a potential candidate is identified, the first step in the process is to determine whether the company is selling at a discount to its "true" value, based upon proprietary, in-house valuation models. EIC values businesses such that if it bought and operated the entire business, it would earn the inflation rate plus a premium on its initial capital investment and all capital reinvested to grow the business over a given time horizon. Two key inputs to the models are return on equity and growth.

      Once it has been determined that a company is selling at a meaningful discount to its true business value, graphical financial statement analysis is used to examine four general areas of potential risk: financial, operational, management, and business. The objective of this exercise is to focus on well-managed, structurally sound companies and to eliminate potential value traps.

      After the graphical financial statement analysis, in-depth fundamental research is performed, which includes reading the annual reports and footnotes as well as the management discussion and analysis section of 10-Ks and 10-Qs, to gain further insight into accounting policies, unusual transactions, attempts to manage earnings, and any other evidence that reality is different than what the financial statements reveal. If a company passes all levels of analysis, then it may be added to portfolios. Stocks are sold if any of the following conditions are met:

         -  The security reaches EIC's measure of full value.

         -  The position increases to more than 6% of the portfolio.

         - The firm shows balance sheet stress, indicating potential earnings management, weak financial controls or possible earnings shortfalls.

         - A major change occurs rendering historical data invalid for determining the true value of business ownership.

         - The firm's quality or financial strength falls below acceptable levels.

      Parametric Portfolio Associates ("PPA")

      For a summary of PPA's investment strategies, please see "Strategies of Sub-Advisers to the Large Cap Fund-Parametric Portfolio Associates ("PPA")" above.

STRATEGIES OF SUB-ADVISERS TO THE SMALL CAP FUND

      Batterymarch Financial Management, Inc. ("BFM")

      Rigorous stock selection and effective risk control are the foundation of BFM's small cap growth strategy. BFM looks at stocks from a fundamental perspective, using the speed and efficiency of quantitative techniques. The investment process ranks stocks across the dimensions typically used by fundamental investors - cash flow, earnings growth, expectations, value, technical and corporate signals - using traditional fundamental factors such as book value to price, EPS forward to price and sales momentum, as well as proprietary measures. All factors incorporated into the stock selection process have been tested for their effectiveness in predicting excess return. The process runs daily, ranking all 3,000 securities in BFM's liquid investable universe. All buy/sell decisions are determined by these rankings, ensuring that they are based on each stock's objective valuation.

      Sector allocation decisions are made using a proprietary, bottom-up sector model. A multifactor risk model optimizes the portfolio, weighing variables such as stock rankings, sector weights, market cap constraints and client-directed guidelines. BFM uses a variety of fundamental growth, value and quality characteristics for accurate, daily identification of growth stocks. In general, most of the stocks BFM holds will have market capitalizations of $50 million to $2 billion. The portfolio is always fully invested and broadly diversified, with strict controls over sector and market cap exposures. BFM's proprietary trading strategy is designed to minimize total transaction costs - opportunity costs, market impact and commissions. Portfolio managers manually review all buy/sell decisions before execution. Daily analysis of completed transactions is used to monitor trade efficiency.

      Systematic Financial Management L.P. ("SFM")

      SFM's small cap value approach utilizes proprietary value-oriented methodologies to identify small capitalization companies that are trading at a discount to their intrinsic value and average market valuations. SFM believes that the true value of a company is the present value of its cash on hand and its expected future cash inflows. As a result, SFM's small cap value approach seeks to identify undervalued small capitalization companies by thoroughly analyzing the cash flow characteristics of potential investments.

      SFM serves as a sub-adviser to manage a portion of the Small Cap Fund on a day-to-day basis. In choosing investments, SFM invests in companies that possess strong cash flow characteristics, have low levels of debt and which it believes are undervalued relative to a company's ability to generate cash flows.

      SFM makes investments in these companies based on its fundamental research and analysis of various characteristics, including financial statements, sales and expense trends, earnings estimates, market position of the company and industry outlook. Systematic also looks for "catalysts" which could positively or negatively affect prices of current and potential holdings of the portion of the Fund managed by SFM.

      Parametric Portfolio Associates ("PPA")

      For a summary of PPA's investment strategies, please see "Strategies of Sub-Advisers to the Large Cap Fund-Parametric Portfolio Associates ("PPA")" above.

ADDITIONAL RISK INFORMATION

      The following is a list of certain risks that may apply to your investment in a fund. Further information about investment risks is available in our Statement of Additional Information ("SAI"). Each Fund may be subject to additional principal risks other than those described below because the types of investments made by a Fund can change over time. The summary is not intended to be exhaustive. For additional technical and legal descriptions of these risks and the securities and investment techniques used by a Fund, please refer to our SAI.

- ALLOCATION RISK: The risk that the investment adviser will make less than optimal or poor asset allocation decisions to the sub-advisers of a Fund. To the extent that the investment adviser allocates more assets to one sub-adviser, the performance of that sub-adviser will have a greater effect on the Fund's performance.

- CURRENCY RISK: The risk related to investments denominated in foreign currencies. Foreign securities are usually denominated in foreign currency therefore changes in foreign currency exchange rates can affect the net asset value of a fund.

- DEBT SECURITY RISKS. A Fund may invest in debt securities, which are subject to credit risk and interest rate fluctuations. Credit risk is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Interest rate risk is the risk of market losses attributable to changes in interest rates. For example, interest rate increases can cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. Debt securities are also subject to a prepayment risk. Depending on market conditions, the new investments may or may not carry the same interest rate.

- DERIVATIVES RISK: Some Fund's investments may be referred to as "derivatives" because their value depends on, or is derived from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of a Fund's total assets may be committed or exposed to derivative strategies.

- IPO RISK: A Fund may acquire common and preferred stock of issuers in an initial public offering (IPO). Securities issued through an IPO can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a small component of the Fund's portfolio as the Fund's assets increase (and thus have a more limited effect on performance).

- LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

- MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

- MULTI-MANAGER RISK: The investment styles employed by sub-advisers may not be complementary. The interplay of the various strategies employed by the sub-advisers may result in a Fund or Portfolio indirectly holding a concentration in certain types of securities, industries or sectors. This concentration may be detrimental to a fund's performance depending upon the performance of those securities and the overall economic environment. The multi-manager approach could result in a high level of portfolio turnover, resulting in higher brokerage expenses and increased tax liability from a fund's realization of capital gains.

- OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

- SMALL/MID CAP RISK: Small cap and mid cap companies may be more vulnerable than large cap companies to adverse business or economic developments. Small and mid cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of large cap companies and therefore may involve greater risk.

- VALUATION RISK: The risk that a Fund has valued certain of its securities at a higher price than it can sell them.

                             MANAGEMENT OF THE FUND

      The Board of Trustees of the Funds has oversight responsibility the management, activities and affairs of the Trust and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Trust and its shareholders.

INVESTMENT ADVISER

      Rodney Square Management Corporation ("RSMC"), 1100 North Market Street, Wilmington, Delaware 19890, serves as investment adviser to the Funds. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. As the Fund's investment adviser, RSMC has overall responsibility for directing their investments. For each Fund, RSMC allocates the Fund's assets among sub-advisers and ETFs and oversees the sub-advisers' investment activities. As of March 31, 2005, RSMC had $[4.7] billion assets under management.

      For the fiscal year ended June 30, 2004, the Funds paid, in the aggregate, the following advisory and sub-advisory fees (after waivers), as a percentage of average daily net assets:

Large Cap Fund                     ___%
Mid Cap Fund                       ___%
Small Cap Fund                     ___%

      Subject to its obligation to seek best execution, the investment adviser may direct the sub-advisers to place trades through designated brokers, which may include brokers affiliated with the investment adviser or a sub-adviser. Such directed brokerage transactions, placed with an affiliated broker-dealer, will be completed in accordance with the applicable regulatory requirements and the procedures adopted by the Board of Trustees.

PORTFOLIO MANAGEMENT

PORTFOLIO MANAGERS -- INVESTMENT ADVISER

      The management of the Funds and their sub-advisers is the responsibility of a group of RSMC investment professionals, which makes its style allocation, sub-adviser and ETFs investment decisions based, in part, upon asset allocation strategy models prepared by the Investment Strategy Team. The Investment Strategy Team is comprised of investment professionals at RSMC and its affiliates that meet regularly to formulate the asset allocation strategy models based upon various factors, including current market and economic conditions, for use by RSMC and its affiliates in their investment management activities.

PORTFOLIO MANAGERS -- SUB-ADVISERS

      Each sub-adviser makes the day-to-day investment decisions for the portion of a Fund's assets that it manages, subject to the supervision of RSMC and the Board of Trustees. Each sub-adviser continuously reviews, supervises and administers its own investment program.

      Below is a list of each Fund's sub-advisers and their staff who are jointly and primarily responsible for the day-to-day management of each Fund's assets.

LARGE CAP FUND, MID CAP FUND AND SMALL CAP FUND

      Parametric Portfolio Associates, LLC. PPA, a sub-adviser to the Large Cap Fund, Mid Cap Fund and Small Cap Fund, is a registered investment adviser located at 1151 Fairview Avenue North, Seattle,

Washington 98109. PPA is controlled by Eaton Vance Corp., which owns 80% of PPA's stock equity. Since 1987, PPA has provided advisory services to mutual funds and other institutional accounts, including corporations, union and pension accounts, foundations, trusts, and individuals. As of March 31, 2005, PPA had assets under management of approximately $[8.04] billion.

      THOMAS SETO is Vice President and Director of Portfolio Management of PPA. He is responsible for all portfolio management at PPA. Prior to joining PPA in 1998, Mr. Seto served as the Head of U.S. Equity Index Investments at Barclays Global Investors.

LARGE CAP FUND

      Armstrong Shaw Associates Inc. ASA is a registered investment adviser founded in 1984, and located at 45 Grove Street, New Canaan, Connecticut. As of March 31, 2005, ASA had assets under management of approximately $[6.5] billion. JEFFREY SHAW is the lead portfolio manager for the portion of the Fund managed by ASA. He has been the Chairman and President of ASA since 1999 and 1989, respectively, and is a co-founder of the firm.

      Montag & Caldwell, Inc. M&C is a registered investment adviser founded in 1945, and located at 3455 Peachtree Road NE Suite 1200, Atlanta, Georgia 30326. M&C is a wholly - owned subsidiary of ABN AMRO Asset Management Holdings, Inc. As of March 31, 2005, M&C had assets under management of approximately $[28.16] billion. An investment management team makes the investment decisions for the portion of assets of the Fund managed by M&C.

      RONALD E. CANAKARIS, CIC, CFA, leads the investment management team. Mr. Canakaris is President, Chief Executive Officer and Chief Investment Officer of M&C. He has been with the firm since 1972 and is responsible for developing the firm's investment process. He has a B.S. and B.A. from the University of Florida.

      First Quadrant, L.P. First Quadrant is a registered investment adviser founded in 1988, and located at 800 East Colorado Boulevard, Suite 900, Pasadena, California 91101. Affiliated Managers Group, Inc., located at 600 Hale Street, Prides Crossing, MA 01965, indirectly owns a majority interest in First Quadrant. First Quadrant offers advice, investment management and related services to institutional and individual clients using various investment strategies including taxable and tax-exempt equity management, global tactical asset allocation, market neutral approaches and currency overlay. As of March 31, 2005, First Quadrant had assets and overlays under management of approximately $[19.47] billion.

      CHRISTOPHER G. LUCK and R. MAX DARNELL are the lead portfolio managers for the portion of the Fund managed by First Quadrant. Mr. Luck is a Partner of First Quadrant and a Director of Equity Portfolio Management, positions he has held since March 1996, and previously was the Director of Equity Management of First Quadrant's predecessor, First Quadrant Corporation, since September 1995. Mr. Darnell is a Partner and the Chief Investment Officer of, and a portfolio manager for, First Quadrant and has been with the firm since 1991.

MID CAP FUND

      Bennett Lawrence Management, LLC. BLM is a registered investment adviser founded in 1995, and located at 757 Third Avenue, New York, New York 10017. BLM provides advisory services to mutual funds, separately managed accounts, domestic and offshore funds and other pooled investments vehicles. As of March 31, 2005, BLM had assets under management of approximately $[1.29] billion.

      VAN SCHREIBER has been the Managing Member and Chief Portfolio Manager of BLM since 1995. Previously, Mr. Schreiber was a Managing Director and Senior Growth Portfolio Manager with Deutsche Morgan Grenfell/C.J. Lawrence Inc. ("CJL"). He joined CJL in 1965 as a research analyst, became the Department Head of Institutional Marketing in 1968, and a Partner of the firm in 1969. Since 1976, Mr. Schreiber served as an Executive Vice President of the CJL, and a member of the Board of Directors until its acquisition by Morgan Grenfell. Mr. Schreiber received his M.B.A. in Finance from New York University and his undergraduate degree from Williams College.

      Eubel Brady and Suttman Asset Management, Inc. EBS is a registered investment adviser founded in 1993, and located at 7777 Washington Village Dr., Dayton, Ohio 45459. EBS provides advisory services to individual and institutional investors through separate accounts. As of March 31, 2005, EBS had assets under management of approximately $[4.56] billion.

      ROBERT J. SUTTMAN, II, CFA, is the President and a principal of EBS. He is also a Senior Institutional Portfolio Manager and a member of the Investment Policy Committee. [Need last 5 years of experience].

      Equity Investment Corporation. EIC is a registered investment adviser founded in 1986, and located at 3007 Piedmont Road, Atlanta, Georgia 30305. The firm has manages equity portfolios for institutions and individuals. As of March 31, 2005, EIC had assets under management of approximately $[333.8] million.

      JAMES F. BARKSDALE is President of EIC and is the portfolio manager for EIC's mid cap portfolios/accounts. Mr. Barksdale received a B.S. degree from the College of William and Mary and a Masters of Business Administration from the Wharton School of Finance, University of Pennsylvania. He began his career in the finance department of IC Industries where he was involved with investments, acquisitions, and planning. After overseas assignments, he returned to New York City to take a position at Merrill, Lynch, Pierce, Fenner & Smith in asset allocation. He then served as a portfolio manager for Management Asset Corporation, an institutional Graham-Dodd investment firm in Connecticut before returning to Atlanta in 1986 to form Equity Investment Corporation.

SMALL CAP FUND

      Batterymarch Financial Management, Inc. BFM is a registered investment adviser founded in 1969, and located at 200 Clarendon Street, Boston, Massachusetts, 02116. BFM provides asset management services to corporations, pension plans, mutual funds and trusts. As of March 31, 2005, BFM had assets under management of approximately $[11.6] billion.

      WILLIAM L. ELCOCK is Chief Executive Officer and Senior Portfolio Manager of BFM. He manages the firm's business operations, with overall responsibility for all major investment management decisions, and spends a significant portion of his time directing BFM's US investment strategies. Mr. Elcock joined BFM in 1984, serving as an assistant portfolio manager and then a research analyst before becoming a portfolio manager. In 2001, he assumed additional senior management responsibilities as Deputy Chief Executive Officer. Mr. Elcock was named Chief Executive Officer in 2002. Mr. Elcock leads the BFM investment team for the portion of the Fund managed by BFM.

      Systematic Financial Management, L.P. SFM is a registered investment adviser founded in 1982, and located at 300 Frank W. Burr Boulevard, 7th Floor, Glenpointe East, Teaneck, New Jersey, 07666. SFM is jointly owned by Affiliated Managers Group, a holding company, and employees of the firm. SFM provides asset management services to corporations, foundations, endowments, high net worth individuals and insurance companies. As of March 31, 2005, SFM had assets under management of approximately $[6.3 billion.]

      KEN BURGESS, CFA is a Partner of SFM and serves as lead portfolio manager. He began his investment career with SFM in 1993.

SERVICE PROVIDERS

      The chart below provides information on the primary service providers.

Asset                                                                                   Shareholder
Management                                                                              Services

          INVESTMENT ADVISER                                                                     TRANSFER AGENT

    Rodney Square Management Corp.                                                                 PFPC Inc.
       1100 North Market Street                                                                  760 Moore Road
         Wilmington, DE 19890                                                              King of Prussia, PA 19406

                                                                                          Handles certain shareholder
                                                                                          services, including record
                                                                                        keeping and statements, payment
Manages the investment activities of                                                    of distributions and processing
             the Funds.                                                                    of buy and sell requests.

                                                       WT MUTUAL FUND

                                       WILMINGTON LARGE CAP STRATEGIC ALLOCATION FUND

                                        WILMINGTON MID CAP STRATEGIC ALLOCATION FUND

                                       WILMINGTON SMALL CAP STRATEGIC ALLOCATION FUND

                                                                                        Asset
Fund Operations                                                                         Safe Keeping

           ADMINISTRATOR AND
           ACCOUNTING AGENT                                                                         CUSTODIAN

               PFPC Inc.                                                                    Wilmington Trust Company
         301 Bellevue Parkway                                                               1100 North Market Street
         Wilmington, DE 19809                                                                 Wilmington, DE 19890

                                                                                               PFPC Trust Company
                                                                                             8800 Tinicum Boulevard
                                                                                                    Suite 200
                                                                                             Philadelphia, PA 19153

 Provides facilities, equipment and                                                        Holds each Fund's assets,
personnel to carry out administrative                                                   settles all portfolio trades and
  services related to each Fund and                                                      collects most of the valuation
   calculates each Fund's NAV and                                                        data required for calculating
           distributions.                                                                  each Fund's NAV per share.

                                       Distribution

                                                         DISTRIBUTOR

                                            Professional Funds Distributor, LLC.
                                                       760 Moore Road
                                                  King of Prussia, PA 19406

                                               Distributes the Funds' shares.

                             SHAREHOLDER INFORMATION

PRICING OF SHARES

      The Funds value their assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC Inc. ("PFPC") determines the daily net asset value ("NAV") per share. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities.

      Securities that do not have a readily available current market value are valued in good faith using procedures adopted by the Board of Trustees. When a Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. The Funds' policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to a Fund's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

      PFPC determines the NAV per share of the Funds as of the close of regular trading on the New York Stock Exchange ("Exchange") (currently 4:00 p.m. Eastern time) on each business day ( i.e., a day that the Exchange and the transfer agent are open for business). The NAV is calculated by adding the value of all securities and other assets in the Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in the Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent and, under no circumstances will any order be accepted for purchase, redemption or exchange after the NAV calculation. Shares will only be priced on business days.

PURCHASE OF SHARES

      Fund shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in Service Shares is $1,000. Additional investments in a Fund may be made in any amount. You may purchase shares as specified below.

      You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Funds' distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment. If you wish to purchase shares through your account at Wilmington Trust or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

      BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Funds, indicating the name and class of a Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your account number. When you make purchases by check, a Fund may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

      Regular mail:                           Overnight mail:

      Wilmington Strategic                    Wilmington Strategic
        Allocation Funds                        Allocation Funds
      c/o PFPC Inc.                           c/o PFPC Inc.
      P.O.  Box 9828                          760 Moore Road
      Providence, RI 02940                    King of Prussia, PA 19406

      BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

      ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day.

      Any purchase order may be rejected if a Fund determines that accepting the order would not be in its or its shareholders best interest.

      It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

      For information on other ways to purchase shares, including through an individual retirement account (IRA), an Automatic Investment Plan or a Payroll Investment Plan, please refer to our SAI.

REDEMPTION OF SHARES

      You may sell (redeem) your shares on any business day. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next business day if received after 4:00 p.m. Eastern time or on a non-business day, but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

      REDEMPTION FEES: A redemption fee of 1.00% of the total redemption amount (calculated at market value) may be imposed if you sell your shares within 60 days (the "Holding Period") of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Portfolios (a list of which is shown under the heading "EXCHANGE OF SHARES" below). This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first, however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including (i) redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts; (ii) shares redeemed (A) via a systematic withdrawal plan approved by the adviser, (B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by the adviser, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring, (E) to effect a transfer from one retirement plan to another retirement plan in the same Fund, or (F) by a Fund to cover various fees; or (iii) shares converted from one share class to another in the same Fund. See "EXCHANGE OF SHARES" for additional information regarding the exchange of shares of a Wilmington Portfolio.

      FREQUENT PURCHASES AND REDEMPTIONS: The Funds discourage frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position, including, primarily, the redemption fees set forth above and related exchanged fees set forth below. The Funds are not designed to accommodate market timing or short-term trading. Frequent trades into or out of a Fund in an effort to anticipate changes in market prices of that Fund's investment portfolio is generally referred to as "market timing". Each Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange orders by market timers or by those persons a Fund or the Distributor believes are engaging in similar trading activity.

      Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of a Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in a Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. Because certain of the Funds invest significantly in foreign securities traded on markets which close prior to when such Fund determines its net asset value, market timing can cause dilution in the value of such Fund's shares held by other shareholders. This occurs when market timers attempt to trade Fund shares when the net asset value of the Fund does reflect the value of the underlying portfolio securities. While the Funds have procedures designed to adjust closing market prices of foreign securities under certain circumstances to better reflect what are believed to be the fair value of the foreign securities, they may not be accurate. See "PRICING OF SHARES" for more information. Also, because some of the Funds invest in small cap equity securities, which may trade less frequently than larger capitalization securities, frequent trading in such Fund's shares to take advantage of the market pricing inefficiency of such small cap stocks, may result in dilution in the value of Fund shares held by long-term investors. Short-term trading in such small cap Funds may also increase expenses and reduce performance due to the difficulties in buying and selling less liquid small cap stocks.

      There is no guarantee that the Funds or their agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. The ability of the Funds and their agents to monitor trades that are placed through omnibus or other nominee accounts is limited in those instances in which the broker, retirement plan administrator, or fee-based program sponsor does not provide complete information to the Funds or their agents regarding underlying beneficial owners of Fund shares.

      BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. Your written instructions must include the Fund name, your account number, your printed name and your signature and should be mailed with your signature guarantee to:

      Regular mail:                            Overnight mail:

      Wilmington Strategic                     Wilmington Strategic
        Allocation Funds                         Allocation Funds
      c/o PFPC Inc.                            c/o PFPC Inc.
      P.O. Box 9828                            760 Moore Road
      Providence, RI 02940                     King of Prussia, PA 19406

      BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so, however there are risks. The Funds have safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine in order to mitigate the risk of fraudulent acts. If such safeguards and procedures are followed, you will bear the risk of any losses.

      ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your pre-designated bank account in any commercial bank in the United States if the amount exceeds $1,000. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a signature guarantee. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds shares.

      If shares to be redeemed represent a recent investment made by check, the Funds reserve the right to withhold the redemption proceeds until they believe that the check has been collected (which could take up to 10 days).

      SMALL ACCOUNTS: If the value of your investment in a Fund falls below $500, you may be asked to increase your balance. If the account value is still below $500 after 60 days, your account may be closed and your proceeds sent to you. Your account will not be closed if it falls below $500 solely as a result of a reduction in your account's market value.

      For additional information on other ways to redeem shares, please refer to our SAI.

EXCHANGE OF SHARES

      You may exchange all or a portion of your shares in a Fund for Service Shares of the following funds ("Wilmington Portfolios"):

      Wilmington Prime Money Market Portfolio
      Wilmington U.S. Government Portfolio
      Wilmington Tax-Exempt Portfolio
      Wilmington Large Cap Strategic Allocation Fund
      Wilmington Mid Cap Strategic Allocation Fund
      Wilmington Small Cap Strategic Allocation Fund

      Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

      Exchange transactions will be subject to the minimum initial investment and other requirements of the Wilmington Portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.

      FEES ON EXCHANGES: If held for more than 60 days, there is no fee when shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "REDEMPTION OF SHARES" for additional information regarding redemptions and this fee.

      To obtain prospectuses of the other Wilmington Portfolios, call (800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Wilmington Portfolios may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the shares to be acquired through such exchange may be legally made.

DISTRIBUTIONS

      Distributions from the net investment income, if any, of a Fund, except for the International Fund are declared and paid quarterly to you. Distributions from net investment income, if any, of the International Fund are declared and paid annually. Any net capital gain realized by a Fund will be distributed annually.

      Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

      As long as a Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While a Fund may invest in securities that earn interest exempt from Federal income tax, the Funds invest primarily in taxable securities. Distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional shares, are generally taxable to you as ordinary income. You will be notified following the end of the calendar year of the amount of dividends and other distributions paid that year.

      Distributions of a net capital gain, if any, whether received in cash or reinvested in additional shares, are taxable to you as long-term capital gain regardless of the length of time you have held your shares. You should be aware that if shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

      It is a taxable event for you if you sell or exchange shares of any Fund. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

      STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

      This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding those considerations appears in our SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

      Professional Funds Distributors, LLC ("Distributor") manages the Funds' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

SHAREHOLDER SERVICE FEES

      The Board of Trustees has adopted a shareholder service plan authorizing each Fund to pay shareholder service providers an annual fee not exceeding 0.25% of a Fund's average daily net assets of its Service Shares, to compensate shareholder service providers who maintain a service relationship with shareholders of a Fund's Service Shares. Service activities provided by service providers under this plan include (a) establishing and maintaining shareholders accounts and records, (b) answering shareholders inquiries, (c) assisting in share purchases and redemptions, (d) providing statements and reports to shareholders, and (e) providing other services requested by shareholders of Service Shares.

SHARE CLASSES

      The Funds issue Institutional, Investor and Service Shares. Each class of shares bears a pro rata portion of a Fund's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. Investor Shares pay a Rule 12b-1 distribution fee. Any investor may purchase Investor Shares. Service Shares are offered to investors who use a financial intermediary to process transactions and are subject to a shareholder service fee.

                                    GLOSSARY

"CAP" OR MARKET CAPITALIZATION:

Cap or the market capitalization of a company means the stock market value of all outstanding shares of the company's common stock.

FUNDAMENTAL POLICY:

An investment policy that may not be changed or deviated from without shareholder approval.

FUND EXPENSES:

Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder distribution, administration and custody services.

INDEX:

An index is a broad measure of the market performance of a specific group of securities in a particular market, or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

INVESTMENT ADVISER:

The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the investment adviser must follow in its management activities.

NET ASSET VALUE OR "NAV":

NAV = Assets - Liabilities
      --------------------
      Outstanding Shares

NET INVESTMENT INCOME:

Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.

TOTAL RETURN:

Total return is a measure of the per-share change in the total value of a fund's portfolio, including any distributions paid to you. It is measured from the beginning to the end of a specific time period.

                              FOR MORE INFORMATION

      FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

      ANNUAL/SEMI-ANNUAL REPORTS: These reports contain performance data and information on portfolio holdings, operating results and a discussion of the market conditions and investment strategies that significantly affected the Funds' performance for the most recently completed fiscal year or half-year.

      STATEMENT OF ADDITIONAL INFORMATION: The SAI provides additional technical and legal descriptions of the Funds' policies, investment restrictions, risks, and business structure, including a description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities holdings. The information in the SAI is incorporated into this prospectus by this reference.

      Copies of these documents and answers to questions about the Funds may be obtained free of charge by contacting:

      WT Mutual Fund
      c/o PFPC Inc.
      760 Moore Road
      King of Prussia, PA 19406
      (800) 336-9970
      9:00 a.m. to 5:00 p.m. Eastern time

      The Fund does not currently have an Internet Web site. However, reports and information about the Funds (including the SAI and Annual and Semi-Annual Reports) may be viewed or downloaded, free of charge, from the EDGAR database on the SEC's Internet site at http://www.sec.gov. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

      FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800)-336-9970.

  The investment company registration number for WT Mutual Fund is 811-08648.

                 WILMINGTON LARGE CAP STRATEGIC ALLOCATION FUND
                  WILMINGTON MID CAP STRATEGIC ALLOCATION FUND
                 WILMINGTON SMALL CAP STRATEGIC ALLOCATION FUND
               WILMINGTON INTERNATIONAL STRATEGIC ALLOCATION FUND
                WILMINGTON REAL ESTATE STRATEGIC ALLOCATION FUND

                                OF WT MUTUAL FUND
                                 INVESTOR SHARES

                          PROSPECTUS DATED JULY 1, 2005

      This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

      Please note that these funds:

            -     are not bank deposits

            - are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

            -     are not federally insured

            - are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other government agency

            -     are not guaranteed to achieve their goal(s)

      Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS

FUND DESCRIPTIONS
      Summary............................................     3
      Performance Information............................     6
      Fees and Expenses..................................    13
      Expense Example....................................    14
ADDITIONAL INVESTMENT INFORMATION
      Investment Objectives..............................    15
      Primary Investment Strategies......................    15
      Additional Risk Information........................    25
MANAGEMENT OF THE FUND
      Investment Adviser.................................    28
      Portfolio Management...............................    28
      Service Providers..................................    33
SHAREHOLDER INFORMATION
      Pricing of Shares..................................    34
      Purchase of Shares.................................    34
      Redemption of Shares...............................    35
      Exchange of Shares.................................    37
      Distributions......................................    38
      Taxes..............................................    38
DISTRIBUTION ARRANGEMENTS
      Rule 12b-1 Fees....................................    40
      Share Classes......................................    40
GLOSSARY.................................................    41
FOR MORE INFORMATION.....................................    42

  For information about key terms and concepts, please refer to the "GLOSSARY."

                 WILMINGTON LARGE CAP STRATEGIC ALLOCATION FUND
                  WILMINGTON MID CAP STRATEGIC ALLOCATION FUND
                 WILMINGTON SMALL CAP STRATEGIC ALLOCATION FUND
               WILMINGTON INTERNATIONAL STRATEGIC ALLOCATION FUND
                WILMINGTON REAL ESTATE STRATEGIC ALLOCATION FUND

                                FUND DESCRIPTIONS

SUMMARY

Investment Objectives  The investment objective of each of WILMINGTON LARGE CAP
                       STRATEGIC ALLOCATION FUND, WILMINGTON MID CAP STRATEGIC ALLOCATION FUND and WILMINGTON SMALL CAP STRATEGIC ALLOCATION FUND is to achieve long-term capital appreciation.

                       The investment objective of WILMINGTON INTERNATIONAL STRATEGIC ALLOCATION FUND is to achieve superior long-term capital appreciation.

                       The investment objective of WILMINGTON REAL ESTATE STRATEGIC ALLOCATION FUND is to achieve long-term growth of capital and high current income through investments in companies in the real estate industry.

Investment Focus       Equity or equity-related securities

Share Price Volatility High

Principal Investment   WILMINGTON LARGE CAP STRATEGIC ALLOCATION FUND (the
Strategies             "Large Cap Fund") invests at least 80% of its assets in a
                       diversified portfolio of U.S. equity (or equity related) securities of large cap corporations.

                       WILMINGTON MID CAP STRATEGIC ALLOCATION FUND (the "Mid Cap Fund") invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity related) securities of mid cap corporations.

                       The WILMINGTON SMALL CAP STRATEGIC ALLOCATION FUND (the "Small Cap Fund") invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity related) securities of small cap corporations.

                       The WILMINGTON INTERNATIONAL STRATEGIC ALLOCATION FUND (the "International Fund") invests at least 85% of its assets in a diversified portfolio of equity (or related) securities of foreign issuers.

                       The WILMINGTON REAL ESTATE STRATEGIC ALLOCATION FUND (the "Real Estate Fund"), under normal market conditions invests at least 80% of its net assets in securities of real estate and real estate-related companies. The Fund will invest in real estate companies, such as equity real estate investment trusts (REITs) which own property, and mortgage REITs, which make construction and development loans or invest in mortgage pools, or companies whose products and services relate to the real estate industry.

                       Each Fund utilizes a multi-manager strategy in which the investment adviser allocates the Fund's assets among sub-advisers, or invests directly in exchange-traded funds. RSMC serves as each Fund's investment adviser. RSMC has delegated the responsibility of securities selection and portfolio management of the Funds' to the following sub-advisers:

                       Large Cap Fund: Armstrong Shaw Associates, Inc., Montag &
                                       Caldwell, Inc., First Quadrant, L.P. and
                                       Parametric Portfolio Associates.

                       Mid Cap Fund:   Bennett Lawrence Management, LLC, Eubel
                                       Brady and Suttman Asset Management, Inc.,
                                       Equity Investment Corporation and
                                       Parametric Portfolio Associates.

                       Small Cap Fund: Batterymarch Financial Management, Inc.,
                                       Systematic Financial Management L.P. and
                                       Parametric Portfolio Associates.

                       International   Goldman Sachs Asset Management, L.P. and
                       Fund:           Julius Baer Investment Management, LLC.

                       Real Estate     AEW Management and Advisors L.P. and Real
                       Fund:           Estate Management Services LLC.

Principal Risks        The Funds are subject to the risks summarized below and
                       further described under the heading "Additional Risk
                       Information" in this prospectus.

                       - An investment in a Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency.

                       - It is possible to lose money by investing in a Fund. There is no guarantee that the stock market or the securities in which a Fund invests will increase in value.

                       - A Fund's share price will fluctuate in response to changes in the market value of its investments. Market value changes result from business or economic developments affecting an issuer as well as general market and economic conditions.

                       - Because each Fund employs a multi-manager approach, the interplay of the various strategies employed by the investment adviser and sub-advisers may result in a Fund holding large positions in certain types of securities, industries or sectors, as a result of each sub-adviser's independent investment decisions, which may have a negative effect on performance or offset performance of a sub-adviser.

                       - Each Fund may use equity derivatives to pursue its investment objective. The use of derivatives may expose a Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks may cause a Fund to experience higher losses than a Fund that does not use derivatives.

                       - Small and mid cap companies may be more vulnerable than large cap companies to adverse business or economic developments, and their securities may be less liquid and more volatile.

                       - The International Fund and Real Estate Fund are subject to foreign security risk because their investments in foreign (i.e. non-U.S.) markets are subject to foreign security risk as well as the risk of losses caused by changes in foreign currency exchanges rates.

                       - Because the Real Estate Fund concentrates its investments in companies related to the real estate industry, the value of the Real Estate Fund's shares may fluctuate more frequently than the value of shares of a fund that invests in a broader range of securities.

                       - The performance of each Fund will depend on whether or not the investment adviser or sub-adviser is successful in pursuing its investment strategy.

Investor Profile       -  Investors who want the value of their investment to
                          grow and who are willing to accept more volatility for the possibility of higher returns.

PERFORMANCE INFORMATION

                 WILMINGTON LARGE CAP STRATEGIC ALLOCATION FUND

      As of the date of this prospectus, the Investor Shares of the Large Cap Fund have not commenced operations. The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund for the past calendar year and show how the average annual total returns for one year and since inception, before and after taxes, compare with those of the [NAME] Index, which is a broad measure of market performance. The performance shown in the bar chart and performance table are for the Institutional Shares of the Fund. However, Investor Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Institutional Shares do not have the same expenses. Specifically, the Investor Shares are subject to a distribution fee equal to 0.75% of the average daily net assets of the Investor Shares. Had such fee been deducted, the returns would be less. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

                 ANNUAL TOTAL RETURN FOR THE PAST CALENDAR YEAR

                              [PERFORMANCE GRAPH]


PERFORMANCE YEAR       RETURNS
     2004               10.18%

         CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005: -0.73%

   BEST QUARTER                WORST QUARTER
       10.24%                     -2.08%
(December 31, 2003)        (September 30, 2004)

LARGE CAP FUND - INSTITUTIONAL SHARES                                        Since Inception
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004              1 Year     (July 1, 2003)
----------------------------------------------------              -------    ---------------
Return Before Taxes                                               10.18%         13.33%
Return After Taxes on Distributions(1)                             9.91%         13.12%
Return After Taxes on Distributions and Sale of Shares(1)          6.61%         11.26%
___Index (reflects no deductions for fees, expenses or taxes)(2)    [__%]          [__%]

----------------------------
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)   [INSERT INDEX INFORMATION].

                  WILMINGTON MID CAP STRATEGIC ALLOCATION FUND

      As of the date of this prospectus, the Investor Shares of the Mid Cap Fund have not commenced operations. The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund for the past calendar year and show how the average annual total returns for one year and since inception, before and after taxes, compare with those of the [NAME] Index, which is a broad measure of market performance. The performance shown in the bar chart and performance table are for the Institutional Shares of the Fund. However, Investor Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Institutional Shares do not have the same expenses. Specifically, the Investor Shares are subject to a distribution fee equal to 0.75% of the average daily net assets of the Investor Shares. Had such fee been deducted, the returns would be less. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

                 ANNUAL TOTAL RETURN FOR THE PAST CALENDAR YEAR

                              [PERFORMANCE GRAPH]

PERFORMANCE YEAR       RETURNS
     2004               17.30%

           CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005:  -3.09%

   BEST QUARTER           WORST QUARTER
      12.60%                  -3.09%
(December 31, 2003)      (March 31, 2005)

MID CAP FUND - INSTITUTIONAL SHARES                                          Since Inception
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004              1 Year     (July 1, 2003)
----------------------------------------------------              -------    ---------------
Return Before Taxes                                               17.30%         21.00%
Return After Taxes on Distributions(1)                            17.20%         20.93%
Return After Taxes on Distributions and Sale of Shares(1)         11.24%         17.93%
___Index (reflects no deductions for fees, expenses or taxes)(2)    [__%]          [__%]

----------------------------------------
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)   [INSERT INDEX INFORMATION].

                 WILMINGTON SMALL CAP STRATEGIC ALLOCATION FUND

      As of the date of this prospectus, the Investor Shares of the Small Cap Fund have not commenced operations. The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund for the past calendar year and show how the average annual total returns for one year and since inception, before and after taxes, compare with those of the [NAME] Index, which is a broad measure of market performance. The performance shown in the bar chart and performance table are for the Institutional Shares of the Fund. However, Investor Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Institutional Shares do not have the same expenses. Specifically, the Investor Shares are subject to a distribution fee equal to 0.75% of the average daily net assets of the Investor Shares. Had such fee been deducted, the returns would be less. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

                 ANNUAL TOTAL RETURN FOR THE PAST CALENDAR YEAR

                              [PERFORMANCE GRAPH]

PERFORMANCE YEAR       RETURNS
     2004               18.22%

         CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005: -3.25%

   BEST QUARTER              WORST QUARTER
      13.95%                     -3.25%
(December 31, 2004)         (March 31, 2005)

SMALL CAP FUND - INSTITUTIONAL SHARES                                        Since Inception
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004              1 Year     (July 1, 2003)
----------------------------------------------------              -------    ---------------
Return Before Taxes                                               18.22%          26.09%
Return After Taxes on Distributions(1)                            17.28%          25.42%
Return After Taxes on Distributions and Sale of Shares(1)         11.84%          21.96%
___Index (reflects no deductions for fees, expenses or taxes)(2)    [__%]           [__%]

------------------------------------
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

2     [INSERT INDEX INFORMATION].

               WILMINGTON INTERNATIONAL STRATEGIC ALLOCATION FUND

      As of the date of this prospectus, the Investor Shares of the International Fund have not commenced operations. The bar chart and the performance table below illustrate the risks and volatility of an investment in the International Fund by showing changes in the Fund's performance from calendar year to calendar year and by showing how the average annual total returns for one year, five years and ten years, before and after taxes, compare with those of the MSCI EAFE Index, which is a broad measure of market performance. The performance shown in the bar chart and performance table are for the Institutional Shares of the Fund. However, Investor Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Institutional Shares do not have the same expenses. Specifically, the Investor Shares are subject to a distribution fee equal to 0.25% of the average daily net assets of the Investor Shares. Had such fee been deducted, the returns would be less. This performance includes the performance of the Fund's predecessor, the International Stock Fund, a collective investment fund. The International Stock Fund's performance has been included for periods prior to June 29, 1998 and has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Fund (i.e. adjusted to reflect expenses, absent investment advisory fee waivers). The International Stock Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the "1940 Act"), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code. If the International Stock Fund had been registered under the 1940 Act, its performance may have been different. Total return of the Fund would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

               ANNUAL TOTAL RETURNS FOR THE PAST 10 CALENDAR YEARS

                              [PERFORMANCE GRAPH]

PERFORMANCE YEARS      RETURNS
     1995                7.30%
     1996                8.60%
     1997                3.43%
     1998               13.48%
     1999               41.72%
     2000              -15.60%
     2001              -26.91%
     2002              -18.10%
     2003               33.95%
     2004               22.10%

         CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005: 0.23%

   BEST QUARTER              WORST QUARTER
      30.08%                    -19.24%
(December 31, 1999)       (September 30, 2002)

INSTITUTIONAL SHARES                                                                              Since
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004                       1 Year   5 Years   June 29, 1998    10 Years(1)
----------------------------------------------------                       ------   -------   -------------    -----------
International Fund Return Before Taxes                                     22.10%   -3.74%       2.55%            4.82%(2)
Return After Taxes on Distributions(3)                                     21.74%   -4.88%       1.15%             N/A
Return After Taxes on Distributions and Sale of Shares(3)                  14.36%   -3.67%       1.49%             N/A
MSCI EAFE Index (reflects no deductions for fees, expenses or taxes)(4)     ____%    ____%       ____%             ___%

----------------------------------------

(1) For periods prior to June 29, 1998, the Fund's predecessor, the International Stock Fund, operated as a collective investment fund. As a collective investment fund, the International Stock Fund was treated differently than the Fund for federal income tax purposes. For example, a collective investment fund does not make distributions to its investors. As a result, after-tax returns for periods prior to June 29, 1998 are not presented.

(2) This performance information reflects the performance of the Fund and its predecessor, the International Stock Fund, and does not reflect any taxes that you may pay as a result of any distributions or sale of shares of the Fund.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(4) The MSCI EAFE Index or the Morgan Stanley Capital International Europe, Australasia and Far East Index is an unmanaged index comprised of stocks of approximately 1,000 companies listed on major stock exchanges in Europe, Australasia and the Far East.

                WILMINGTON REAL ESTATE STRATEGIC ALLOCATION FUND

      As of the date of this prospectus, the Investor Shares of the Real Estate Fund have not commenced operations. The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund for the past calendar year and show how the average annual total returns for one year and since inception, before and after taxes, compare with those of the [NAME] Index, which is a broad measure of market performance. The performance shown in the bar chart and performance table are for the Institutional Shares of the Fund. However, Investor Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Institutional Shares do not have the same expenses. Specifically, the Investor Shares are subject to a distribution fee equal to 0.25% of the average daily net assets of the Investor Shares. Had such fee been deducted, the returns would be less. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

                 ANNUAL TOTAL RETURN FOR THE PAST CALENDAR YEAR

                              [PERFORMANCE GRAPH]

PERFORMANCE YEAR       RETURNS
     2004               28.49%

         CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005: -5.87%

   BEST QUARTER             WORST QUARTER
      14.70%                    -5.87%
(December 31, 2004)        (March 31, 2005)

REAL ESTATE FUND - INSTITUTIONAL SHARES                                       Since Inception
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004               1 Year      (July 1, 2003)
----------------------------------------------------               ------     ---------------
Return Before Taxes                                                28.49%          28.28%
Return After Taxes on Distributions(1)                             26.19%          26.49%
Return After Taxes on Distributions and Sale of Shares(1)          19.16%          23.42%
____Index (reflects no deductions for fees, expenses or taxes)(2)    [__%]           [__%]

-----------------------------
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)   [INSERT INDEX INFORMATION].

FEES AND EXPENSES

The table below shows the fees and expenses that you may pay if you buy and hold Investor Shares of a Fund. The expenses are shown as a percentage of its net assets.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)     Investor Shares
                                                               ---------------
Maximum sales charge (load) imposed on purchases
  (as a percentage of offering price)                               None

Maximum deferred sales charge                                       None

Maximum sales charge imposed on reinvested dividends
  (and other distributions)                                         None

Redemption fee(a)                                                   1.00%

Exchange fee(a)                                                     1.00%

(a) Investor Shares are subject to a 1.00% redemption fee only if redeemed or exchanged within the first 60 days after purchase. See "REDEMPTION OF SHARES" and "EXCHANGE OF SHARES" elsewhere in this prospectus for additional information.

ANNUAL OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)(1)

                                     Large Cap   Mid Cap    Small Cap    International   Real Estate
INVESTOR SHARES                        Fund       Fund        Fund           Fund           Fund
                                     ---------  ----------  ----------   -------------   -----------
Management fees                       0.66%(2)   0.75%(3)    0.91%(4)       0.85%(5)       0.64%(6)
Distribution (12b-1) fees             0.75%      0.75%       0.75%          0.25%          0.25%
Other expenses(1)                     0.34       0.53        0.47           0.26           0.42
TOTAL ANNUAL OPERATING EXPENSES       1.75%      2.03%       2.13%          1.36%          1.31%
Waivers/Reimbursements                 n/a      (0.13)%(2)  (0.13)%(2)       n/a            n/a
NET EXPENSES                           n/a       1.90%(2)    2.00%(2)        n/a            n/a

----------------------------------
(1) "Other expenses" have been restated to reflect current fees in connection with the Funds' change in investment structure from a master-feeder structure to a stand-alone investment structure what invests directly in portfolio securities.

(2) For Investor Shares, RSMC has contractually agreed to reimburse each of the Mid Cap Fund and the Small Cap Fund for other expenses to the extent such other expenses exceed 1.90% and 2.00%, respectively. This undertaking will remain in place until July 1, 2006, unless the Board of Trustees approves its earlier termination.

EXAMPLE

      This example is intended to help you compare the cost of investing in Investor Shares of a Fund with the cost of investing in other mutual funds. The Example shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

      -     you reinvested all dividends and other distributions;

      -     the average annual return was 5%;

      - a fund's total operating expenses (reflecting contractual waivers or reimbursements through July 1, 2006, if applicable) were charged and remained the same over the time periods; and

      -     you redeemed all of your investment at the end of each time period.

      Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

INVESTOR SHARES          1 Year    3 Years     5 Years     10 Years
---------------          ------    -------     -------     --------
Large Cap Fund            $____     $____       $____       $____
Mid Cap Fund              $____     $____       $____       $____
Small Cap Fund            $____     $____       $____       $____
International Fund        $____     $____       $____       $____
Real Estate Fund          $____     $____       $____       $____

      The above example is for comparison purposes only and is not a representation of a Fund's actual expenses and returns, either past or future of the Investor Shares of a Fund.

                        ADDITIONAL INVESTMENT INFORMATION

INVESTMENT OBJECTIVES

      The investment objective of each of the WILMINGTON LARGE CAP STRATEGIC ALLOCATION FUND, the WILMINGTON MID CAP STRATEGIC ALLOCATION FUND and the WILMINGTON SMALL CAP STRATEGIC ALLOCATION FUND is to achieve long-term capital appreciation. These investment objectives may be changed by the Board of Trustees upon 60 days' prior written notice to shareholders.

      The WILMINGTON INTERNATIONAL STRATEGIC ALLOCATION FUND seeks superior long-term capital appreciation.(1) The WILMINGTON REAL ESTATE STRATEGIC ALLOCATION FUND seeks long-term growth of capital and high current income. These investment objectives may not be changed without shareholder approval.

      There is no guarantee that any Fund will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES

      The WILMINGTON LARGE CAP STRATEGIC ALLOCATION FUND invests at least 80% of its assets in a diversified portfolio of the following U.S. equity or equity-related securities:

         - Common stock of U.S. corporations that have that have a market capitalization at least equal to that of the smallest company in the S&P 500 Index ("large cap companies"), at the time of purchase;

         - Exchange traded funds (registered investment companies whose shares are publicly traded on an exchange) which track a securities market index of large cap companies, e.g. iShares, SPDRs, Vipers; and

         - Options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of large cap companies.

      The WILMINGTON MID CAP STRATEGIC ALLOCATION FUND invests at least 80% of its assets in a diversified portfolio of the following U.S. equity or equity-related securities:

         - Common stocks of U.S. corporations that have a market capitalization between the smallest and largest company in the S&P Mid Cap 400 Index ("mid cap companies"), at the time of purchase;

         - Exchange traded funds (registered investment companies whose shares are publicly traded on an exchange) which track a securities market index of mid cap companies, e.g. iShares, SPDRs, Vipers; and

----------------
      (1) For purposes of this investment objective, "superior" long-term growth of capital means to exceed the long-term growth of capital from an investment in the securities comprising the International Fund's comparative index, MSCI EAFE Index. The MSCI EAFE Index is an unmanaged index comprised of the stock of approximately 1,000 companies, screened for liquidity, cross ownership and industry representation and listed on major stock exchanges in Europe, Australasia and the Far East.

         - Options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of mid cap companies.

      The WILMINGTON SMALL CAP STRATEGIC ALLOCATION FUND invests at least 80% of its assets in a diversified portfolio of the following U.S. equity or equity-related securities:

         - Common stocks of U.S. corporations that have a market capitalization less than the largest company in the S&P SmallCap 600 Index ("small cap companies"), at the time of purchase;

         - Exchange traded funds (registered investment companies whose shares are publicly traded on an exchange) which track a securities market index of small cap companies, e.g. iShares, SPDRs, Vipers; and

         - Options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of small cap companies.

      Although each of the Large Cap Fund, Mid Cap Fund and Small Cap Fund maintains liquidity reserves (that is, cash awaiting investment or held to meet redemption requests), these Funds may expose such reserves to the performance of one or more equity markets, usually by use of stock index futures contracts and options on such futures contracts, as well as exchange traded and over the counter options, and equity index swaps to attempt to hedge actual or anticipated investment securities positions.

      The WILMINGTON INTERNATIONAL STRATEGIC ALLOCATION FUND invests in a diversified portfolio of equity securities (including convertible securities) of foreign issuers. Foreign issuers are those issuers which (1) are organized outside of the United States or (2) derive at least 50% of their revenues or profits from goods produced or sold, investments made or services performed outside of the United States or (3) has at least 50% of its assets situated outside of the United States. Under normal market conditions, the International Fund invests at least 85% of its assets in the following equity or equity related securities:

         -  Common stocks of foreign issuers;

         - Preferred stocks and/or debt securities that are convertible into securities of foreign issuers;

         - Receipts or American Depositary Receipts (ADRs), which are typically issued by a U.S. bank or trust company as evidence of ownership of underlying securities of a foreign issuer; and

         - Open-end or closed-end investment companies that primarily invest in the equity securities of issuers in a single country or geographic region directly, including exchange-traded funds ("ETFs") (registered investment companies whose shares are publicly traded on an exchange).

      Although the International Fund maintains liquidity reserves (that is, cash awaiting investment or held to meet redemption requests), the Fund may expose these reserves to the performance of one or more equity markets, usually by use of stock index futures contracts and options on such futures contracts, as well as exchange traded and over-the-counter options, equity index swaps and forward currency contracts to attempt to hedge actual or anticipated investment securities positions. As part of its overall strategy, the Fund may purchase or sell foreign exchange and depository receipts. In addition, the Fund may capture arbitrage and take advantage of price anomalies by entering into transactions such as short sells and acquiring securities through initial public offerings. Arbitrage is the practice of profiting from differences in the price of a security when the same security is traded on two or more markets.

      The WILMINGTON REAL ESTATE STRATEGIC ALLOCATION FUND, under normal market conditions, invests at least 80% of its assets in securities of domestic and foreign companies that are primarily engaged in the real estate industry (real estate companies). The Fund considers a company to be a real estate company if at least 50% of its assets, gross income or net profits is derived from (i) development, ownership, leasing, financing, construction, management or sale of real estate or (ii) products and services that are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages. The Fund will invest in real estate companies, such as equity real estate investment trusts (REITs) that own property and mortgage REITs that make construction and development loans or invest in mortgage pools, or companies whose products and services relate to the real estate industry.

      The Fund may invest its assets in equity, debt or convertible securities of companies whose products and services are related to the real estate industry or in securities whose products and services are related to the real estate industry or in securities of companies unrelated to the real estate industry that a sub-adviser believes are undervalued or have potential for growth of capital. The Fund will limit its investment in debt securities to those that are investment-grade or deemed by the sub-adviser to be of comparable quality. The Fund may invest up to 25% of its assets in foreign securities.

      ALL FUNDS. Each Fund employs a multi-manager approach, relying on several sub-advisers with differing investment philosophies to manage a portion of a Fund's assets under the general supervision of RSMC. RSMC may also allocate a portion of a Fund's assets (up to 60%) to shares of exchange traded funds or ("ETFs") whose underlying investments are consistent with a Fund's investment objective. As a shareholder in an investment company, a Fund would bear its pro rata portion of an ETF's expenses, including advisory fees, in addition to its own expenses. The 1940 Act limits investments by registered investment companies in the securities of other investment companies. However, a Fund may invest in ETFs in excess of these limits in accordance with SEC exemptive relief granted to such ETFs.

      RSMC will allocate the balance of a Fund's assets between or among the sub-advisers. When making these allocation decisions, RSMC considers, among other things, its expectations for the performance of the U.S. economy and financial markets in light of projected growth trends in the U.S. economy, relative valuation levels and volatility in the equity markets (and with respect to the Real Estate Fund, the real estate market), the outlook and projected growth of various industrial sectors, and information relating to business cycles.

      The multi-manager arrangement is expected to reduce volatility by utilizing several investment approaches, a strategy used by many institutional investors. This multiple investment approach is designed to soften the impact of a single sub-adviser's performance in a market cycle during which that sub-adviser's investment approach is less successful. Because each sub-adviser has a different investment approach, the performance of one sub-adviser is expected to offset the impact of another sub-adviser's performance, regardless of the market cycle. The successful performance of a sub-adviser will be diminished by the less successful performance of the other sub-adviser. There can be no guarantee that the expected advantage of the multi-manager arrangement will be achieved.

      Any percentage limitations with respect to assets of a Fund or the capitalization requirement of companies in which a Fund invests are applied at the time of purchase.

      In anticipation of or in response to adverse market conditions, for cash management purposes, or for temporary defensive positions, a Fund may temporarily hold all or a portion of its assets in cash, money market instruments, or bonds or other debt securities. As a result, a Fund may not achieve its investment objective.

STRATEGIES OF SUB-ADVISERS TO THE LARGE CAP FUND

      Armstrong Shaw Associates, Inc. ("ASA")

      ASA employs a large capitalization, absolute value investment philosophy. The sub-adviser invests in securities where a rigid cash flow or asset value analysis determines that a company's stock is selling at a substantial discount to its intrinsic value. Establishing this intrinsic value is critical to ASA's methodology. While the level of the overall market or trends in numerous economic factors may affect the timing in which ASA's perceived value is recognized, these considerations are not the basis for its investments. Rather, ASA has a classic bottom-up, company-by-company view of investing.

      Inherent in ASA's absolute value approach is its objective to minimize downside risk. To further this aim, ASA screens for companies with proven track records, strong balance sheets and large capitalizations. The sub-adviser's minimum investment time horizon is 18 to 24 months. At any point in time, ASA may have investments in as many as 30 to 40 securities in the portfolio managed for the Fund. ASA feels that constant monitoring of these positions through regular discussions with management is a crucial part of its portfolio management. Additionally, approximately 100 other companies are followed on a watch list for future investment.

      In conjunction with ASA's view that market timing is generally an unrewarding exercise, the firm has predetermined buy and sell levels for each security it purchases. These target points help ASA to avoid the emotional excesses of the market with respect to the Fund's investments.

      Montag & Caldwell, Inc. ("M&C")

      The Investment Policy Group (or IPG, which consists of all portfolio managers and analysts) works as a team by using a bottom-up stock selection process. The identification of appropriate stocks for consideration begins with screening a database of 9000 common equity securities for market capitalization of at least $3 billion and a minimum 10% historical secular earnings growth rate. The resultant universe of approximately 500 common stocks is then subject to proprietary earnings and valuation models. Analyst judgment based on qualitative factors and strong financial characteristics further narrow the universe to a select list of approximately 150 names. Analysts follow these stocks closely, regularly evaluating their valuation and relative earnings growth. A position is initiated in a stock that is trading at a discount (normally 10-25%) to the estimate of its intrinsic value. This value is computed using a modified dividend discount model that incorporates their analysts' assumptions for normalized earnings, secular earnings growth rate (minimum 10%, maximum 20%), dividend payout ratio, and a stock specific risk adjusted discount rate. The valuation model is a dynamic process in which the earnings base is adjusted each quarter. In addition, the fundamental attributes that contribute to the risk-adjusted discount rate are re-evaluated annually for each security and more frequently if market, industry, or specific company issues so demand. The valuation model is updated daily and published every two weeks. Above median relative earnings growth is considered to be the catalyst driving share price appreciation. This measure is determined by comparing estimated and historical six-month annualized earnings growth to a benchmark and subsequently ranking companies by decile. Analyst judgment based on fundamental analysis that includes thorough due diligence of company and industry fundamentals is the final arbiter in determining candidates to be presented to the IPG for investment consideration and potential inclusion in the growth model portfolio of 30 to 40 issues.

      If a company's results remain consistent with the firm's forecast, M&C could hold the position for a number of years. Average annual turnover is normally 30 to 50 percent. A holding will be reviewed for probable sale when it reaches M&C's target price ratio, which is normally 120% of the determination of its fair value. Trimming the position, rather than total sale, might be the decision in the case of a high-growth company with rapidly compounding earnings. Stocks are also sold when experiencing weakening earnings momentum, or underperforming the market. Any significant earnings disappointment will trigger an immediate review of the holding and a decision to "add or sell." Since the investment policy centers on positive earnings momentum within a six-month period, "add or sell" decisions are made within that framework. This time frame may be extended for one quarter out to nine months, in order to capture exceptionally good value occurring just prior to restored earnings momentum. Unless there is visible earnings growth for the next six-nine months and the valuation is attractive enough to justify adding positions, a position will be sold on earnings disappointments. A position will also be reduced when it exceeds 5% of the equity portion of a portfolio.

      First Quadrant, L.P. ("First Quadrant")

      First Quadrant uses a proprietary quantitative analytical model in constructing the Fund's investment portfolio to reflect the characteristics of the S&P 500 Index, the Fund's benchmark index, and combines a top-down analysis of market and economic conditions with a bottom-up stock selection review process to enhance returns. The top-down analysis consists of a review of market and economic data such as interest rates, commodity price changes, market volatility levels, inflation expectations, credit spreads and foreign exchange rates to identify those industries and sectors of the U.S. economy that are likely to benefit from present and future economic conditions. First Quadrant modifies industry weightings in the Fund's portfolio relative to the S&P 500 Index based on the top-down analysis, consistent with maintaining tax efficiency for investors. In general, these weightings will not differ from the industry weightings of the S&P 500 Index by more than +/-5%. In addition, consistent with minimizing taxable gains and enhancing returns, First Quadrant may underweight and overweight the

Fund's exposure (relative to the S&P 500 Index) to specific securities within an industry. Individual stocks are selected based upon a bottom-up review of a variety of security-specific valuation metrics, such as earnings revisions, earnings surprise signals, insider trading, corporate actions and changes in various indices.

      First Quadrant manages the portion of the Fund's portfolio allocated to it to minimize taxable distributions to shareholders. First Quadrant applies a variety of tax-sensitive investment techniques, including: (i) investing in stocks that pay below-average dividends; (ii) employing a buy-and-hold strategy that will avoid realizing short-term capital gains and defer as long as possible the realization of long-term capital gains; and (iii) realizing losses on specific securities or specific tax lots of securities to offset realized gains. The investment portfolio under First Quadrant's management can be expected to distribute a smaller percentage of its returns each year than other equity mutual funds that are managed without regard to tax considerations.

      Parametric Portfolio Associates ("PPA")

      PPA uses a "quantitative" approach to build a portfolio in accordance with RSMC's allocation instructions with respect to "growth" style securities and "value" style securities. Unlike "active" managers, PPA does not try to substantially outperform the indices nor does the sub-adviser seek temporary or defensive positions when markets decline or appear overvalued. PPA may use derivative instruments, primarily for liquidity, risk management or hedging purposes. PPA does not routinely make judgments about the investment merit of a particular security or apply traditional economic, financial or market analysis.

      PPA invests in a representative sample of securities of an index with similar capitalizations as the Fund weighted to reflect the investment adviser's style allocation. This essentially means building a portfolio with a growth portion based on a Barra Growth Index and a value portion based on a Barra Value Index. PPA expects that each "portion of the portfolio" will have, in the aggregate, investment characteristics (such as market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the corresponding Barra index. It is not expected that PPA will hold all of the securities that are included in the index or its component Barra indices.

      The performance of PPA and the index will differ due to transaction costs, market impact, portfolio expenses, corporate actions (such as mergers and spin-offs), timing variances and RSMC's allocation between growth and value styles. The return for each of the growth and value portions of the portfolio is intended to correlate closely with the return of its corresponding Barra index by selecting a portion of the stocks represented in the index using proprietary quantitative techniques developed by PPA. PPA also uses these techniques to make sell decisions. PPA will manage a portfolio on the Fund's behalf with similar characteristics to those of index, including such measures as dividend yield, price-to-earnings ratio, relative volatility, economic sector exposure, growth or value characterizations, return on equity and market price-to-book value ratio. Notwithstanding these strategies, there is no assurance that PPA's investment performance will equal or approximate that of the index

STRATEGIES OF SUB-ADVISERS TO THE MID CAP FUND

      Bennett Lawrence Management, LLC ("BLM")

      BLM employs a mid cap growth investment strategy investing in competitively advantaged companies benefiting from major economic trends. The sub-adviser believes that growth opportunities can be found in companies within market sectors where strong demand trends and a rapid rate of growth are evident relative to other market sectors.

      In seeking competitively advantaged companies that participate in the fastest growing markets, BLM's investment management team thoroughly researches each company in which it invests. Its primary research includes discussions with the management of the company and its competitors, suppliers and customers. At any time, BLM may invest in 25-35 securities concentrated in those sectors, which BLM believes to be the fastest growing economic sectors. By not having exposure to all sectors or industries within the economy, BLM expects its portfolio managed on behalf of the Fund to be more volatile than broad market indexes. Ongoing discussions with company management and other industry sources as well as limits on individual position weightings are important factors in risk control.

      Eubel Brady and Suttman Asset Management, Inc. ("EBS")

      EBS follows a domestic value strategy to investing. In implementing its investment strategy, EBS attempts to identify great businesses, which are operated by excellent management teams. EBS' strategy is a fundamental approach that attempts to choose companies traditionally classified as "value" while not excluding growing companies if their price is attractive relative to other fundamental measures. The companies in which EBS invests will typically have relatively low price-to-earnings, price-to-book, and price-to-cash flow ratios.

      EBS begins its stock selection process with a universe of more than 1,000 domestic companies, and initially screens these companies based on traditional measures of valuation such as price-to-earnings, price-to-book, and price-to-cash flow ratios. In the initial phases of its stock selection process, EBS also analyzes published annual and quarterly reports, 10K's, and other public information. More in-depth analysis follows EBS's initial screening with the use of data services, such as Compustat PC Plus. Based on this analysis, EBS identifies companies which it believes have good value and then classifies such companies as either a pricing anomaly or a core holding. Core holdings are higher quality businesses with long-term growth prospects. At times, both core and anomaly holdings are held. Once a company has been identified for potential investment by EBS's research team, that company is presented to EBS's Investment Policy Committee, which makes the final decision to purchase. EBS will generally sell a company it holds if it is determined that the company has become overvalued, market conditions have changed or company fundamentals have deteriorated.

      Equity Investment Corporation ("EIC")

      EIC invests in well-managed, structurally sound companies selling at a discount to their "true" value, while avoiding those that look inexpensive relative to their historical records but which are actually in long-term structural decline (best thought of as "value traps").

      Starting with approximately 2,000 stocks having market caps above $500 million, EIC looks for companies with a return on equity above 9% and a growth rate above 7%. (The market cap, ROE and growth rate figures are guidelines rather than hard and fast minimums.) Additional ideas are sometimes uncovered through traditional news sources, non-opinionated research, and simply being aware of companies that have seen recent and significant price declines.

      Once a potential candidate is identified, the first step in the process is to determine whether the company is selling at a discount to its "true" value, based upon proprietary, in-house valuation models. EIC values businesses such that if it bought and operated the entire business, it would earn the inflation rate plus a premium on its initial capital investment and all capital reinvested to grow the business over a given time horizon. Two key inputs to the models are return on equity and growth.

      Once it has been determined that a company is selling at a meaningful discount to its true business value, graphical financial statement analysis is used to examine four general areas of potential risk: financial, operational, management, and business. The objective of this exercise is to focus on well-managed, structurally sound companies and to eliminate potential value traps.

      After the graphical financial statement analysis, in-depth fundamental research is performed, which includes reading the annual reports and footnotes as well as the management discussion and analysis section of 10-Ks and 10-Qs, to gain further insight into accounting policies, unusual transactions, attempts to manage earnings, and any other evidence that reality is different than what the financial statements reveal. If a company passes all levels of analysis, then it may be added to portfolios. Stocks are sold if any of the following conditions are met:

         -  The security reaches EIC's measure of full value.

         -  The position increases to more than 6% of the portfolio.

         - The firm shows balance sheet stress, indicating potential earnings management, weak financial controls or possible earnings shortfalls.

         - A major change occurs rendering historical data invalid for determining the true value of business ownership.

         - The firm's quality or financial strength falls below acceptable levels.

      Parametric Portfolio Associates ("PPA")

      For a summary of PPA's investment strategies, please see "Strategies of Sub-Advisers to the Large Cap Fund-Parametric Portfolio Associates ("PPA")" above.

STRATEGIES OF SUB-ADVISERS TO THE SMALL CAP FUND

      Batterymarch Financial Management, Inc. ("BFM")

      Rigorous stock selection and effective risk control are the foundation of BFM's small cap growth strategy. BFM looks at stocks from a fundamental perspective, using the speed and efficiency of quantitative techniques. The investment process ranks stocks across the dimensions typically used by fundamental investors - cash flow, earnings growth, expectations, value, technical and corporate signals - using traditional fundamental factors such as book value to price, EPS forward to price and sales momentum, as well as proprietary measures. All factors incorporated into the stock selection process have been tested for their effectiveness in predicting excess return. The process runs daily, ranking all 3,000 securities in BFM's liquid investable universe. All buy/sell decisions are determined by these rankings, ensuring that they are based on each stock's objective valuation.

      Sector allocation decisions are made using a proprietary, bottom-up sector model. A multifactor risk model optimizes the portfolio, weighing variables such as stock rankings, sector weights, market cap constraints and client-directed guidelines. BFM uses a variety of fundamental growth, value and quality characteristics for accurate, daily identification of growth stocks. In general, most of the stocks BFM holds will have market capitalizations of $50 million to $2 billion. The portfolio is always fully invested and broadly diversified, with strict controls over sector and market cap exposures. BFM's proprietary trading strategy is designed to minimize total transaction costs - opportunity costs, market impact and commissions. Portfolio managers manually review all buy/sell decisions before execution. Daily analysis of completed transactions is used to monitor trade efficiency.

      Systematic Financial Management L.P. ("SFM")

      SFM's small cap value approach utilizes proprietary value-oriented methodologies to identify small capitalization companies that are trading at a discount to their intrinsic value and average market valuations. SFM believes that the true value of a company is the present value of its cash on hand and its expected future cash inflows. As a result, SFM's small cap value approach seeks to identify undervalued small capitalization companies by thoroughly analyzing the cash flow characteristics of potential investments.

      SFM serves as a sub-adviser to manage a portion of the Small Cap Fund on a day-to-day basis. In choosing investments, SFM invests in companies that possess strong cash flow characteristics, have low levels of debt and which it believes are undervalued relative to a company's ability to generate cash flows.

      SFM makes investments in these companies based on its fundamental research and analysis of various characteristics, including financial statements, sales and expense trends, earnings estimates, market position of the company and industry outlook. Systematic also looks for "catalysts" which could positively or negatively affect prices of current and potential holdings of the portion of the Fund managed by SFM.

      Parametric Portfolio Associates ("PPA")

      For a summary of PPA's investment strategies, please see "Strategies of Sub-Advisers to the Large Cap Fund-Parametric Portfolio Associates ("PPA")" above.

STRATEGIES OF SUB-ADVISERS TO THE INTERNATIONAL FUND

      Goldman Sachs Asset Management, L.P. ("GSAM")

      GSAM's Structured International strategy seeks to achieve consistent relative outperformance. GSAM's investment team seeks to create portfolios with style, sector, risk and capitalization characteristics similar to the Fund's benchmark but positioned to outperform through superior underlying stock selection. Under normal circumstances, GSAM expects to invest in approximately 250-400 securities on behalf of the Fund.

      Julius Baer Investment Management, LLC ("JBIM")

      JBIM employs a "core" approach to the management of international equities. As such, its strategy invests in both "growth" and "value" companies. The flexibility to tilt JBIM's allocation of the Fund toward either growth or value sectors based upon an assessment of where real value resides in the market provides JBIM with one means of potentially generating out-performance. JBIM believes in well - diversified, international equity portfolios, typically investing in between 250 and 450 individual companies.

      JBIM utilizes different investment tactics for different markets. Within the developed market sector, individual company factors (bottom-up factors) dominate. In the emerging markets, macro-economic and political factors (top-down factors) dominate. Finally, in Japan, JBIM employs a "hybrid" approach employing both top-down and bottom-up approaches. JBIM will invest in large, mid sized and smaller companies, but prefers the larger, more liquid issues unless the smaller companies offer a significant advantage in expected future return.

STRATEGIES OF SUB-ADVISERS TO THE REAL ESTATE FUND

      AEW Management and Advisors, L.P. ("AEW")

      Investment Philosophy. AEW employs a value-oriented investment strategy designed to identify securities that are priced below what it believes is their intrinsic value. AEW believes that ultimately the performance of real estate companies' securities is dependent upon the performance of the underlying real estate assets and company management as well as the overall influence of capital markets. Consequently, when selecting securities, AEW draws upon the combined expertise of its real estate, research and securities professionals.

      Investment Process. When selecting investments, AEW generally considers the following factors that it believes to be helpful in identifying those real estate companies whose securities represent the greatest value and price appreciation potential:

         - Valuation: AEW has developed a proprietary model to assess the relative value of each security in the real estate investment universe. This model is designed to estimate what a real estate company's anticipated cash flows are worth to a security investor (a capital markets value) and to a direct real estate investor (a real estate value). The model helps AEW identify securities that it believes trade at discounts to either or both of these model values relative to similar securities. AEW will generally sell a security once it is considered overvalued or when AEW believes that there is greater relative value in other securities in the real estate investment universe.

         - Price: AEW examines the historic pricing of each real estate company in the universe of potential investments. Those securities that have under-performed in price, either in absolute terms or relative to the investment universe, are typically of greater interest, provided AEW can identify and disagree with the sentiment that caused the underperformance.

         - Income: AEW further evaluates real estate companies by analyzing their dividend yields as well as other factors that influence the sustainability and growth of dividends. These factors include cash flow, leverage and payout ratios.

         - Catalysts: When evaluating a security, AEW also seeks to identify potential catalysts that, in its opinion, could cause the marketplace to re-value the security in the near term. These catalysts can be macroeconomic, market-driven or company-specific in nature.

      In order to control risk, AEW will endeavor to maintain a portfolio that is broadly diversified within the U.S. real estate industry, with exposure to securities representing major property types and geographic areas. However, AEW's stock selection disciplines and fundamental real estate market and property type analyses may lead AEW to overweight or underweight particular property types and/or geographic regions from time to time.

      Real Estate Management Services LLC ("REMS")

      Investment Philosophy. REMS utilizes a value, yield-advantage style to identify securities whose underlying real estate is perceived to sell at a discount to its public market pricing. This style is designed to construct a portfolio of undervalued securities that aims to produce superior total returns versus the benchmark for REMS' clients over time. Investments generally are in smaller-capitalization issues with a portfolio composition that is distinct from the REIT indices. REMS' managers rely heavily on fundamental research combined with extensive direct real estate experience.

      Investment Selection Process. REMS applies a proprietary REIT Multi Factor Model to screen from the universe of REIT stocks to arrive at a selection list containing value attributes deemed capable of delivering superior returns. The firm's managers also continuously review its direct real estate model, which suggests valuations based on cash flow yield and capital structure, to identify candidates for investment.

      The investment team meets weekly, and each member is responsible for thorough fundamental analysis of existing portfolio holdings and ideas for new investment. When new candidates are identified, REMS undertakes research that includes management interview, property visits, and conversations with analysts and contacts who know the company. The firm utilizes its direct real estate experience to make qualitative evaluations of public real estate companies. Sell decisions are based on a methodology that seeks to identify over-valuation of a security versus its real estate value and future prospects.

      REMS' management is aware of the distribution of portfolio investment by both property type and geographic region. The investment selection process is bottom-up, however, and is driven by attractive investment opportunities and not specific allocation targets versus an index.

ADDITIONAL RISK INFORMATION

      The following is a list of certain risks that may apply to your investment in a fund. Further information about investment risks is available in our Statement of Additional Information ("SAI"). Each Fund may be subject to additional principal risks other than those described below because the types of investments made by a Fund can change over time. The summary is not intended to be exhaustive. For additional technical and legal descriptions of these risks and the securities and investment techniques used by a Fund, please refer to our SAI.

- ALLOCATION RISK: The risk that the investment adviser will make less than optimal or poor asset allocation decisions to the sub-advisers of a Fund. To the extent that the investment adviser allocates more assets to one sub-adviser, the performance of that sub-adviser will have a greater effect on the Fund's performance.

- CURRENCY RISK: The risk related to investments denominated in foreign currencies. Foreign securities are usually denominated in foreign currency therefore changes in foreign currency exchange rates can affect the net asset value of a fund.

- DEBT SECURITY RISKS. A Fund may invest in debt securities, which are subject to credit risk and interest rate fluctuations. Credit risk is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Interest rate risk is the risk of market losses attributable to changes in interest rates. For example, interest rate increases can cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. Debt securities are also subject to a prepayment risk. Depending on market conditions, the new investments may or may not carry the same interest rate.

- DERIVATIVES RISK: Some Fund's investments may be referred to as "derivatives" because their value depends on, or is derived from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of a Fund's total assets may be committed or exposed to derivative strategies.

- FOREIGN COMPANY RISK. Foreign investments involve risks relating to political, economic, regulatory or social instability, military action or unrest, or diplomatic developments and may be affected by actions of foreign governments adverse to the interest of U.S. investors.

- IPO RISK: A Fund may acquire common and preferred stock of issuers in an initial public offering (IPO). Securities issued through an IPO can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a small component of the Fund's portfolio as the Fund's assets increase (and thus have a more limited effect on performance).

- LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

- MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

- MULTI-MANAGER RISK: The investment styles employed by sub-advisers may not be complementary. The interplay of the various strategies employed by the sub-advisers may result in a Fund or Portfolio indirectly holding a concentration in certain types of securities, industries or sectors. This concentration may be detrimental to a fund's performance depending upon the performance of those securities and the overall economic environment. The multi-manager approach could result in a high level of portfolio turnover, resulting in higher brokerage expenses and increased tax liability from a fund's realization of capital gains.

- OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

- RISKS OF SECURITIES LINKED TO THE REAL ESTATE INDUSTRY: The Real Estate Fund concentrates its investments in the real estate industry. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of a real estate company's shares may drop because of the failure of the real estate company borrowers to pay their loans and poor management. Many real estate companies, including REITs, use leverage, which increases investment risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates. Financial covenants related to a real estate company's leveraging may affect its ability to operate effectively. Risks may also arise where real estate companies fail to carry adequate insurance, or where a real estate company may become liable for removal or other costs related to environmental contamination. In addition, an economic downturn could have a material adverse effect on the real estate markets and on the real estate companies in which the Fund invests.

      In addition, REITs are not diversified by industry, and, therefore, their value may fluctuate more widely, and they may be subject to greater risks, than if they invested more broadly. Since REITs have expenses of their own, the Real Estate Fund will bear a proportionate share of the expenses in addition to those expenses of the Fund.

- SMALL/MID CAP RISK: Small cap and mid cap companies may be more vulnerable than large cap companies to adverse business or economic developments. Small and mid cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of large cap companies and therefore may involve greater risk.

      With respect to the Real Estate Fund, real estate companies tend to be small to medium sized companies. Real estate company shares, like other smaller company shares, can be more volatile than, and perform differently from, larger, more established companies. There may be less trading in a smaller company's shares, which means that buy and sell transactions in those shares could have a larger impact on the shares' price than is the case with larger company shares.

- VALUATION RISK: The risk that a Fund has valued certain of its securities at a higher price than it can sell them.

                             MANAGEMENT OF THE FUND

      The Board of Trustees of the Funds has oversight responsibility the management, activities and affairs of the Trust and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Trust and its shareholders.

INVESTMENT ADVISER

      Rodney Square Management Corporation ("RSMC"), 1100 North Market Street, Wilmington, Delaware 19890, serves as investment adviser to the Funds. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. As the Fund's investment adviser, RSMC has overall responsibility for directing their investments. For each Fund, RSMC allocates the Fund's assets among sub-advisers and ETFs and oversees the sub-advisers' investment activities. As of March 31, 2005, RSMC had $[4.7] billion assets under management.

      For the fiscal year ended June 30, 2004, the Funds paid, in the aggregate, the following advisory and sub-advisory fees (after waivers), as a percentage of average daily net assets:

Large Cap Fund                     ___%
Mid Cap Fund                       ___%
Small Cap Fund                     ___%
International Fund                0.65%
Real Estate Fund                  0.83%

      Subject to its obligation to seek best execution, the investment adviser may direct the sub-advisers to place trades through designated brokers, which may include brokers affiliated with the investment adviser or a sub-adviser. Such directed brokerage transactions, placed with an affiliated broker-dealer, will be completed in accordance with the applicable regulatory requirements and the procedures adopted by the Board of Trustees.

PORTFOLIO MANAGEMENT

PORTFOLIO MANAGERS -- INVESTMENT ADVISER

      The management of the Funds and their sub-advisers is the responsibility of a group of RSMC investment professionals, which makes its style allocation, sub-adviser and ETFs investment decisions based, in part, upon asset allocation strategy models prepared by the Investment Strategy Team. The Investment Strategy Team is comprised of investment professionals at RSMC and its affiliates that meet regularly to formulate the asset allocation strategy models based upon various factors, including current market and economic conditions, for use by RSMC and its affiliates in their investment management activities.

PORTFOLIO MANAGERS -- SUB-ADVISERS

      Each sub-adviser makes the day-to-day investment decisions for the portion of a Fund's assets that it manages, subject to the supervision of RSMC and the Board of Trustees. Each sub-adviser continuously reviews, supervises and administers its own investment program.

      Below is a list of each Fund's sub-advisers and their staff who are jointly and primarily responsible for the day-to-day management of each Fund's assets.

LARGE CAP FUND, MID CAP FUND AND SMALL CAP FUND

      Parametric Portfolio Associates, LLC. PPA, a sub-adviser to the Large Cap Fund, Mid Cap Fund and Small Cap Fund, is a registered investment adviser located at 1151 Fairview Avenue North, Seattle, Washington 98109. PPA is controlled by Eaton Vance Corp., which owns 80% of PPA's stock equity. Since 1987, PPA has provided advisory services to mutual funds and other institutional accounts, including corporations, union and pension accounts, foundations, trusts, and individuals. As of March 31, 2005, PPA had assets under management of approximately $[8.04] billion.

      THOMAS SETO is Vice President and Director of Portfolio Management of PPA. He is responsible for all portfolio management at PPA. Prior to joining PPA in 1998, Mr. Seto served as the Head of U.S. Equity Index Investments at Barclays Global Investors.

LARGE CAP FUND

      Armstrong Shaw Associates Inc. ASA is a registered investment adviser founded in 1984, and located at 45 Grove Street, New Canaan, Connecticut. As of March 31, 2005, ASA had assets under management of approximately $[6.5] billion. JEFFREY SHAW is the lead portfolio manager for the portion of the Fund managed by ASA. He has been the Chairman and President of ASA since 1999 and 1989, respectively, and is a co-founder of the firm.

      Montag & Caldwell, Inc. M&C is a registered investment adviser founded in 1945, and located at 3455 Peachtree Road NE Suite 1200, Atlanta, Georgia 30326. M&C is a wholly - owned subsidiary of ABN AMRO Asset Management Holdings, Inc. As of March 31, 2005, M&C had assets under management of approximately $[28.16] billion. An investment management team makes the investment decisions for the portion of assets of the Fund managed by M&C.

      RONALD E. CANAKARIS, CIC, CFA, leads the investment management team. Mr. Canakaris is President, Chief Executive Officer and Chief Investment Officer of M&C. He has been with the firm since 1972 and is responsible for developing the firm's investment process. He has a B.S. and B.A. from the University of Florida.

      First Quadrant, L.P. First Quadrant is a registered investment adviser founded in 1988, and located at 800 East Colorado Boulevard, Suite 900, Pasadena, California 91101. Affiliated Managers Group, Inc., located at 600 Hale Street, Prides Crossing, MA 01965, indirectly owns a majority interest in First Quadrant. First Quadrant offers advice, investment management and related services to institutional and individual clients using various investment strategies including taxable and tax-exempt equity management, global tactical asset allocation, market neutral approaches and currency overlay. As of March 31, 2005, First Quadrant had assets and overlays under management of approximately $[19.47] billion.

      CHRISTOPHER G. LUCK and R. MAX DARNELL are the lead portfolio managers for the portion of the Fund managed by First Quadrant. Mr. Luck is a Partner of First Quadrant and a Director of Equity Portfolio Management, positions he has held since March 1996, and previously was the Director of Equity Management of First Quadrant's predecessor, First Quadrant Corporation, since September 1995. Mr. Darnell is a Partner and the Chief Investment Officer of, and a portfolio manager for, First Quadrant and has been with the firm since 1991.

MID CAP FUND

      Bennett Lawrence Management, LLC. BLM is a registered investment adviser founded in 1995, and located at 757 Third Avenue, New York, New York 10017. BLM provides advisory services to mutual funds, separately managed accounts, domestic and offshore funds and other pooled investments vehicles. As of March 31, 2005, BLM had assets under management of approximately $[1.29] billion.

      VAN SCHREIBER has been the Managing Member and Chief Portfolio Manager of BLM since 1995. Previously, Mr. Schreiber was a Managing Director and Senior Growth Portfolio Manager with Deutsche Morgan Grenfell/C.J. Lawrence Inc. ("CJL"). He joined CJL in 1965 as a research analyst, became the Department Head of Institutional Marketing in 1968, and a Partner of the firm in 1969. Since 1976, Mr. Schreiber served as an Executive Vice President of the CJL, and a member of the Board of Directors until its acquisition by Morgan Grenfell. Mr. Schreiber received his M.B.A. in Finance from New York University and his undergraduate degree from Williams College.

      Eubel Brady and Suttman Asset Management, Inc. EBS is a registered investment adviser founded in 1993, and located at 7777 Washington Village Dr., Dayton, Ohio 45459. EBS provides advisory services to individual and institutional investors through separate accounts. As of March 31, 2005, EBS had assets under management of approximately $[4.56] billion.

      ROBERT J. SUTTMAN, II, CFA, is the President and a principal of EBS. He is also a Senior Institutional Portfolio Manager and a member of the Investment Policy Committee. [Need last 5 years of experience].

      Equity Investment Corporation. EIC is a registered investment adviser founded in 1986, and located at 3007 Piedmont Road, Atlanta, Georgia 30305. The firm has manages equity portfolios for institutions and individuals. As of March 31, 2005, EIC had assets under management of approximately $[333.8] million.

      JAMES F. BARKSDALE is President of EIC and is the portfolio manager for EIC's mid cap portfolios/accounts. Mr. Barksdale received a B.S. degree from the College of William and Mary and a Masters of Business Administration from the Wharton School of Finance, University of Pennsylvania. He began his career in the finance department of IC Industries where he was involved with investments, acquisitions, and planning. After overseas assignments, he returned to New York City to take a position at Merrill, Lynch, Pierce, Fenner & Smith in asset allocation. He then served as a portfolio manager for Management Asset Corporation, an institutional Graham-Dodd investment firm in Connecticut before returning to Atlanta in 1986 to form Equity Investment Corporation.

SMALL CAP FUND

      Batterymarch Financial Management, Inc. BFM is a registered investment adviser founded in 1969, and located at 200 Clarendon Street, Boston, Massachusetts, 02116. BFM provides asset management services to corporations, pension plans, mutual funds and trusts. As of March 31, 2005, BFM had assets under management of approximately $[11.6] billion.

      WILLIAM L. ELCOCK is Chief Executive Officer and Senior Portfolio Manager of BFM. He manages the firm's business operations, with overall responsibility for all major investment management decisions, and spends a significant portion of his time directing BFM's US investment strategies. Mr. Elcock joined BFM in 1984, serving as an assistant portfolio manager and then a research analyst before becoming a portfolio manager. In 2001, he assumed additional senior management responsibilities as Deputy Chief Executive Officer. Mr. Elcock was named Chief Executive Officer in 2002. Mr. Elcock leads the BFM investment team for the portion of the Fund managed by BFM.

      Systematic Financial Management, L.P. SFM is a registered investment adviser founded in 1982, and located at 300 Frank W. Burr Boulevard, 7th Floor, Glenpointe East, Teaneck, New Jersey, 07666. SFM is jointly owned by Affiliated Managers Group, a holding company, and employees of the firm. SFM provides asset management services to corporations, foundations, endowments, high net worth individuals and insurance companies. As of March 31, 2005, SFM had assets under management of approximately $[6.3 billion.]

      KEN BURGESS, CFA is a Partner of SFM and serves as lead portfolio manager. He began his investment career with SFM in 1993.

INTERNATIONAL FUND

      Goldman Sachs Asset Management, L.P. GSAM, a wholly-owned subsidiary of The Goldman Sachs Group, Inc, is located at 32 Old Slip, New York, New York 10005. GSAM is part of the Investment Management Division (IMD) and an affiliate of Goldman, Sachs & Co. (Goldman Sachs). Prior to the end of April 2003, Goldman Sachs Asset Management, a business unit of Goldman Sachs, served as the Sub-Adviser. On or about April 26, 2003, GSAM assumed Goldman Sachs' sub-advisory responsibility. As of March 31, 2005, GSAM along with other units of IMD had assets under management of approximately $[375.9] billion. GSAM's Quantitative Equity Team is led by Robert Jones. Mr. Jones' team is divided into four areas: research, portfolio management, product management and information technology. There are eight dedicated portfolio managers working with Mr. Jones; in managing various portfolios, the Quantitative Equity Team employs several different investment strategies, one of which is the Structured International strategy, overseen by Mr. Ioffe.

      ROBERT JONES, CFA, is a Managing Director of GSAM's Quantitative Equity Group in New York and Senior Portfolio Manager. Mr. Jones joined GSAM as a portfolio manager in 1989. He received a B.A. from Brown University in 1978 and a M.B.A. from the University of Michigan in 1980.

      LEN IOFFE, CFA, is a Vice President and Senior Portfolio Manager. Mr. Ioffe joined GSAM in 1995 and became a portfolio manager in 1996. He received an M.S. in Computer Science from St. Petersburg Polytechnical University in Russia and a M.B.A. from the New York University's Stern School of Business.

      Julius Baer Investment Management, LLC JBIM, located at 330 Madison Avenue, New York, NY 10017, is a registered investment adviser and a wholly-owned subsidiary of Julius Baer Securities Inc. ("JBS"). JBS, located at the same address, is a wholly owned subsidiary of Julius Baer Holding Ltd. of Zurich, Switzerland. As of March 31, 2005, JBIM had assets under management of approximately $[18.7] billion. Richard C. Pell and Rudolph Riad Younes are members of JBIM's portfolio management team that are responsible for the management of the International Fund.

      RUDOLPH RIAD YOUNES, CFA is a Senior Vice President and the Head of International Equities of JBIM. Mr. Younes joined the Julius Baer Group in 1993 and specializes in international equity and emerging market investments. Mr. Younes is also responsible for managing the international equity component of all balanced investment strategies of JBIM. Prior to joining the Julius Baer Group, Mr. Younes was an Associate Director at Swiss Bank Corp. Mr. Younes is a Chartered Financial Analyst and received an M.B.A. in Management from Yale University and an M.S. in Electrical Engineering from Columbia University. Mr. Younes is fluent in Arabic, English and French and has a working knowledge of German.

      RICHARD C. PELL is a Senior Vice President and the Chief Investment Officer of JBIM. Mr. Pell joined the Julius Baer Group as Chief Investment Officer in 1995. His investment team is responsible for global and international equity, as well as global balanced management. Prior to joining the Julius Baer Group, Mr. Pell worked for Bankers Trust Company from 1990-1995. While he was with Bankers Trust Company, Mr. Pell focused on global fixed income and global balanced portfolio management. From 1988 to 1990, Mr. Pell was with Mitchell Hutchins Institutional Investors and was the head of its corporate bonds and mortgage backed securities. From 1983 to 1988, Mr. Pell was with Bank of Tokyo Trust Company and was responsible for its US balanced and fixed income management. Mr. Pell holds a B.A. in History from the University of California, Berkeley, and an M.B.A. in Finance from New York University.

REAL ESTATE FUND

      AEW Management and Advisors, L.P. AEW, an affiliate of AEW Capital Management, L.P., is a registered investment adviser. Together with its affiliates, AEW managed approximately $[18.3] billion of client capital as of March 31, 2005. AEW is a subsidiary of (and therefore may be deemed to be controlled by) CDC IXIS Asset Management North America, L.P., which, through subsidiaries and affiliates in the U.S., Europe and Asia, manages more than $[400] billion in assets for institutions and individuals as of March 31, 2005. AEW is located at Two Seaport Lane, World Trade Center East, Boston, Massachusetts 02210, is a registered investment adviser. A team of professionals at AEW, working with RSMC, is primarily responsible for overseeing the day-to-day operations of the Fund.

      That team is led by MATTHEW A. TROXELL, who serves as Portfolio Manager for the Fund. Mr. Troxell joined AEW in 1994 as a Vice President and became a Principal of the firm in 1997. Mr. Troxell has over 20 years of securities and portfolio management experience. Prior to joining AEW, he was a Vice President and Assistant to the President of Landmark Land Company and a Securities Analyst at A.G. Becker Paribas. Mr. Troxell is a Chartered Financial Analyst.

      Real Estate Management Services LLC. REMS, located at 1100 Fifth Avenue South, Suite 301, Naples, Florida 34102, was organized in May 2002. Prior to its formation as an independent adviser REMS operated as a division of Beach Investment Counsel ("BIC") from May 2000 to May 2002. All assets, accounts and personnel of the REMS division of BIC transferred to the REMS. REMS is a registered investment adviser specializing in REIT portfolio management. As of March 31, 2005, the REMS Group had approximately $[494] million in assets under management.

      EDWARD W. TURVILLE, CFA is the Managing Director of REMS and has been with REMS since 2000. From 1992 to 2000, Mr. Turville was a Senior Vice President and shareholder of Dalton, Greiner, Hartman, Maher & Co. and managed real estate and REIT investments for the firm. He has conducted research related to publicly traded real estate securities since 1970, served as a director of a publicly traded real estate firm and provided consulting services to private real estate partnerships.

      JOHN E. WEBSTER, II, as Director of REIT Research, is responsible for real estate research and valuation analysis for real estate securities investments at REMS. Mr. Webster has been with REMS since 2000. Mr. Webster was an analyst for The Parthenon Group, Inc., from 1995 to the 2000. From 1988 to 1994, he was a loan officer and asset manager in the real estate group for the Bank of Nova Scotia, where he was responsible for an institutional portfolio of office, retail, hotel, and condominium assets. Mr. Webster also has direct real estate experience in both industrial and office development and leasing.

SERVICE PROVIDERS

     The chart below provides information on the primary service providers.

Asset                                                                                       Shareholder
Management                                                                                  Services

          INVESTMENT ADVISER                                                                            TRANSFER AGENT

    Rodney Square Management Corp.                                                                         PFPC Inc.
       1100 North Market Street                                                                         760 Moore Road
         Wilmington, DE 19890                                                                      King of Prussia, PA 19406

                                                                                                  Handles certain shareholder
                                                                                                  services, including record
                                                                                                keeping and statements, payment
Manages the investment activities of                                                            of distributions and processing
             the Funds.                                                                            of buy and sell requests.

                                                         WT MUTUAL FUND

                                         WILMINGTON LARGE CAP STRATEGIC ALLOCATION FUND

                                          WILMINGTON MID CAP STRATEGIC ALLOCATION FUND

                                         WILMINGTON SMALL CAP STRATEGIC ALLOCATION FUND

                                       WILMINGTON INTERNATIONAL STRATEGIC ALLOCATION FUND

                                        WILMINGTON REAL ESTATE STRATEGIC ALLOCATION FUND

                                                                                           Asset
Fund Operations                                                                            Safe Keeping

          ADMINISTRATOR AND
           ACCOUNTING AGENT                                                                               CUSTODIAN

              PFPC Inc.                                                                           Wilmington Trust Company
         301 Bellevue Parkway                                                                     1100 North Market Street
         Wilmington, DE 19809                                                                       Wilmington, DE 19890

                                                                                                     PFPC Trust Company
                                                                                                   8800 Tinicum Boulevard
                                                                                                          Suite 200
                                                                                                   Philadelphia, PA 19153
 Provides facilities, equipment and
personnel to carry out administrative                                                       Holds each Fund's assets, settles all
  services related to each Fund and                                                         portfolio trades and collects most of
   calculates each Fund's NAV and                                                              the valuation data required for
           distributions.                                                                   calculating each Fund's NAV per share.

                                        Distribution

                                                          DISTRIBUTOR

                                              Professional Funds Distributor, LLC.
                                                         760 Moore Road
                                                   King of Prussia, PA 19406

                                                 Distributes the Funds' shares.

                             SHAREHOLDER INFORMATION

PRICING OF SHARES

      The Funds value their assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC Inc. ("PFPC") determines the daily net asset value ("NAV") per share. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities.

      Securities that do not have a readily available current market value are valued in good faith using procedures adopted by the Board of Trustees. When a Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. A Fund may fair value foreign securities if significant events that appear likely to affect the value of those securities occur between the time a foreign exchange closes and the time that the Fund prices its shares. Significant events may include (i) events impacting a single issuer, (ii) governmental actions that affect securities in one sector or country, (iii) natural disasters or armed conflict; or (iv) significant domestic or foreign market fluctuations. The Funds' policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to a Fund's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

      PFPC determines the NAV per share of the Funds as of the close of regular trading on the New York Stock Exchange ("Exchange") (currently 4:00 p.m. Eastern time) on each business day ( i.e., a day that the Exchange and the transfer agent are open for business). The NAV is calculated by adding the value of all securities and other assets in the Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in the Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent and, under no circumstances will any order be accepted for purchase, redemption or exchange after the NAV calculation. Shares will only be priced on business days.

PURCHASE OF SHARES

      Fund shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in Investor Shares is $1,000. Additional investments in a Fund may be made in any amount. You may purchase shares as specified below.

      You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Funds' distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment. If you wish to purchase shares through your account at Wilmington Trust or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

      BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Funds, indicating the name and class of a Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your account number. When you make purchases by check, a Fund may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

      Regular mail:                           Overnight mail:

      Wilmington Strategic                    Wilmington Strategic
        Allocation Funds                        Allocation Funds
      c/o PFPC Inc.                           c/o PFPC Inc.
      P.O.  Box 9828                          760 Moore Road
      Providence, RI 02940                    King of Prussia, PA 19406

      BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

      ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day.

      Any purchase order may be rejected if a Fund determines that accepting the order would not be in its or its shareholders best interest.

      It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

      For information on other ways to purchase shares, including through an individual retirement account (IRA), an Automatic Investment Plan or a Payroll Investment Plan, please refer to our SAI.

REDEMPTION OF SHARES

      You may sell (redeem) your shares on any business day. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next business day if received after 4:00 p.m. Eastern time or on a non-business day, but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

      REDEMPTION FEES: A redemption fee of 1.00% of the total redemption amount (calculated at market value) may be imposed if you sell your shares within 60 days (the "Holding Period") of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Portfolios (a list of which is shown under the heading "EXCHANGE OF SHARES" below). This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first, however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including (i) redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts; (ii) shares redeemed (A) via a systematic withdrawal plan approved by the adviser, (B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by the adviser, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring,
(E) to effect a transfer from one retirement plan to another retirement plan in the same Fund, or (F) by a Fund to cover various fees; or (iii) shares converted from one share class to another in the same Fund. See "Exchange of Shares" for additional information regarding the exchange of shares of a Wilmington Portfolio.

      FREQUENT PURCHASES AND REDEMPTIONS: The Funds discourage frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position, including, primarily, the redemption fees set forth above and related exchanged fees set forth below. The Funds are not designed to accommodate market timing or short-term trading. Frequent trades into or out of a Fund in an effort to anticipate changes in market prices of that Fund's investment portfolio is generally referred to as "market timing". Each Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange orders by market timers or by those persons a Fund or the Distributor believes are engaging in similar trading activity.

      Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of a Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in a Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. Because certain of the Funds invest significantly in foreign securities traded on markets which close prior to when such Fund determines its net asset value, market timing can cause dilution in the value of such Fund's shares held by other shareholders. This occurs when market timers attempt to trade Fund shares when the net asset value of the Fund does reflect the value of the underlying portfolio securities. While the Funds have procedures designed to adjust closing market prices of foreign securities under certain circumstances to better reflect what are believed to be the fair value of the foreign securities, they may not be accurate. See "PRICING OF SHARES" for more information. Also, because some of the Funds invest in small cap equity securities, which may trade less frequently than larger capitalization securities, frequent trading in such Fund's shares to take advantage of the market pricing inefficiency of such small cap stocks, may result in dilution in the value of Fund shares held by long-term investors. Short-term trading in such small cap Funds may also increase expenses and reduce performance due to the difficulties in buying and selling less liquid small cap stocks.

      There is no guarantee that the Funds or their agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. The ability of the Funds and their agents to monitor trades that are placed through omnibus or other nominee accounts is limited in those instances in which the broker, retirement plan administrator, or fee-based program sponsor does not provide complete information to the Funds or their agents regarding underlying beneficial owners of Fund shares.

      BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. Your written instructions must include the Fund name, your account number, your printed name and your signature and should be mailed with your signature guarantee to:

      Regular mail:                            Overnight mail:

      Wilmington Strategic                     Wilmington Strategic
        Allocation Funds                         Allocation Funds
      c/o PFPC Inc.                            c/o PFPC Inc.
      P.O.  Box 9828                           760 Moore Road
      Providence, RI 02940                     King of Prussia, PA 19406

      BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so, however there are risks. The Funds have safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine in order to mitigate the risk of fraudulent acts. If such safeguards and procedures are followed, you will bear the risk of any losses.

      ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your pre-designated bank account in any commercial bank in the United States if the amount exceeds $1,000. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a signature guarantee. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds shares.

      If shares to be redeemed represent a recent investment made by check, the Funds reserve the right to withhold the redemption proceeds until they believe that the check has been collected (which could take up to 10 days).

      SMALL ACCOUNTS: If the value of your investment in a Fund falls below $500, you may be asked to increase your balance. If the account value is still below $500 after 60 days, your account may be closed and your proceeds sent to you. Your account will not be closed if it falls below $500 solely as a result of a reduction in your account's market value.

      For additional information on other ways to redeem shares, please refer to our SAI.

EXCHANGE OF SHARES

      You may exchange all or a portion of your shares in a Fund for Investor Shares of the following funds ("Wilmington Portfolios"):

      Wilmington Prime Money Market Portfolio
      Wilmington U.S. Government Portfolio
      Wilmington Tax-Exempt Portfolio
      Wilmington Short/Intermediate Bond Portfolio
      Wilmington Short-Term Income Portfolio

      Wilmington Broad Market Bond Portfolio
      Wilmington Municipal Bond Portfolio
      Wilmington Large Cap Strategic Allocation Fund
      Wilmington Mid Cap Strategic Allocation Fund
      Wilmington Small Cap Strategic Allocation Fund
      Wilmington Real Estate Strategic Allocation Fund
      Wilmington International Strategic Allocation Fund
      Wilmington Large Cap Core Portfolio
      Wilmington Small Cap Core Portfolio
      Wilmington Large Cap Value Portfolio
      Wilmington Large Cap Growth Portfolio

      Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

      Exchange transactions will be subject to the minimum initial investment and other requirements of the Wilmington Portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.

      FEES ON EXCHANGES: If held for more than 60 days, there is no fee when shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "REDEMPTION OF SHARES" for additional information regarding redemptions and this fee.

      To obtain prospectuses of the other Wilmington Portfolios, call (800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Wilmington Portfolios may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the shares to be acquired through such exchange may be legally made.

DISTRIBUTIONS

      Distributions from the net investment income, if any, of a Fund, except for the International Fund are declared and paid quarterly to you. Distributions from net investment income, if any, of the International Fund are declared and paid annually. Any net capital gain realized by a Fund will be distributed annually.

      Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

      As long as a Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While a Fund may invest in securities that earn interest exempt from Federal income tax, the Funds invest primarily in taxable securities. Distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional shares, are generally taxable to you as ordinary income. You will be notified following the end of the calendar year of the amount of dividends and other distributions paid that year.

      Distributions of a net capital gain, if any, whether received in cash or reinvested in additional shares, are taxable to you as long-term capital gain regardless of the length of time you have held your shares. You should be aware that if shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

      It is a taxable event for you if you sell or exchange shares of any Fund. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

      STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

      This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding those considerations appears in our SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

      Professional Funds Distributors, LLC ("Distributor") manages the Funds' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

RULE 12B-1 FEES

      The Investor Shares of each fund have adopted a distribution plan under Rule 12b-1 that allows a fund to pay a fee to the Distributor for the sale and distribution of Investor Shares, and for services provided to shareholders of Investor Shares. Because these fees are paid out of a fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum distribution fee as a percentage of a fund's average daily net assets of its Investor Shares is 0.75% for each Cap Fund and 0.25% for each of the International Fund and Real Estate Fund.

SHARE CLASSES

      The Large Cap, Mid Cap, and Small Cap Funds issue Institutional, Investor and Service Shares, and the International and Real Estate Funds issue Institutional and Investor Shares. Each class of shares bears a pro rata portion of a Fund's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. Investor Shares pay a Rule 12b-1 distribution fee. Any investor may purchase Investor Shares. Service Shares are offered to investors who use a financial intermediary to process transactions and are subject to a shareholder service fee.

                                    GLOSSARY

"CAP" OR MARKET CAPITALIZATION:

Cap or the market capitalization of a company means the stock market value of all outstanding shares of the company's common stock.

FUNDAMENTAL POLICY:

An investment policy that may not be changed or deviated from without shareholder approval.

FUND EXPENSES:

Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder distribution, administration and custody services.

INDEX:

An index is a broad measure of the market performance of a specific group of securities in a particular market, or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

INTERNATIONAL FUNDS:

International funds invest in securities traded in markets of at least three different countries outside of the United States. An investor in an international fund can avoid the hassles of investing directly in foreign securities and let that fund's investment adviser handle the foreign laws, trading practices, customs and time zones of the foreign countries.

INVESTMENT ADVISER:

The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the investment adviser must follow in its management activities.

NET ASSET VALUE OR "NAV":

NAV = Assets - Liabilities
      --------------------
       Outstanding Shares

NET INVESTMENT INCOME:

Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.

REITS:

A REIT (real estate investment trust) is a company that pools investors' funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests.

TOTAL RETURN:

Total return is a measure of the per-share change in the total value of a fund's portfolio, including any distributions paid to you. It is measured from the beginning to the end of a specific time period.

                              FOR MORE INFORMATION

      FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

      ANNUAL/SEMI-ANNUAL REPORTS: These reports contain performance data and information on portfolio holdings, operating results and a discussion of the market conditions and investment strategies that significantly affected the Funds' performance for the most recently completed fiscal year or half-year.

      STATEMENT OF ADDITIONAL INFORMATION: The SAI provides additional technical and legal descriptions of the Funds' policies, investment restrictions, risks, and business structure, including a description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities holdings. The information in the SAI is incorporated into this prospectus by this reference.

      Copies of these documents and answers to questions about the Funds may be obtained free of charge by contacting:

      WT Mutual Fund
      c/o PFPC Inc.
      760 Moore Road
      King of Prussia, PA 19406
      (800) 336-9970
      9:00 a.m. to 5:00 p.m. Eastern time

      The Fund does not currently have an Internet Web site. However, reports and information about the Funds (including the SAI and Annual and Semi-Annual Reports) may be viewed or downloaded, free of charge, from the EDGAR database on the SEC's Internet site at http://www.sec.gov. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

      FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800)-336-9970.

  The investment company registration number for WT Mutual Fund is 811-08648.

                            CRM SMALL CAP VALUE FUND
                             CRM MID CAP VALUE FUND
                            CRM LARGE CAP VALUE FUND

                                  RETAIL SHARES

                          PROSPECTUS DATED JULY 1, 2005

This prospectus gives vital information about the CRM Small Cap Value Fund, the CRM Mid Cap Value Fund and the CRM Large Cap Value Fund of WT Mutual Fund, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

LIKE ALL MUTUAL FUND SHARES, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

                                TABLE OF CONTENTS

A look at the goals, strategies,    FUND DESCRIPTIONS
risks, expenses and financial         Summary..............................................         2
history of each Fund.                 Performance Information..............................         4
                                      Fees and Expenses....................................         9
                                      Investment Objectives................................        11
                                      Primary Investment Strategies........................        11
                                      Additional Risk Information..........................        14
                                      Financial Highlights.................................        16

Details about the service           MANAGEMENT OF THE FUNDS
providers.                            Investment Adviser...................................        17
                                      Service Providers....................................        20

Policies and instructions for       SHAREHOLDER INFORMATION
opening, maintaining and              Pricing of Shares....................................        21
closing an account in any of          Purchase of Shares...................................        21
the Funds.                            Redemption of Shares.................................        23
                                      Exchange of Shares...................................        24
                                      Dividends and Distributions..........................        26
                                      Taxes................................................        26

Details on the Funds'               DISTRIBUTION ARRANGEMENTS
distribution plan,                    Rule 12b-1 Fees......................................        27
shareholder service plan              Shareholder Service Fees.............................        28
and share classes                     Share Classes........................................        28

                                    GLOSSARY...............................................        29

                                    FOR MORE INFORMATION...................................    BACK COVER

For information about key terms and concepts, please refer to the "Glossary."

                            CRM SMALL CAP VALUE FUND
                             CRM MID CAP VALUE FUND
                            CRM LARGE CAP VALUE FUND

                                  Retail Shares

FUND DESCRIPTIONS

SUMMARY

Investment              The SMALL CAP VALUE FUND, MID CAP VALUE FUND AND LARGE
Objectives              CAP VALUE FUND each seek to achieve long-term capital
                        appreciation.

Investment Focus        Equity (or equity related) securities

Share Price Volatility  High

Principal Investment    -  The SMALL CAP VALUE FUND invests, under normal
Strategies                 circumstances, at least 80% of its assets in a
                           diversified portfolio equity or equity related securities of companies with market capitalizations at the time of initial purchase equal to those in the Russell 2000 Value Index ("small cap companies") and are publicly traded on a U.S. securities market.

                        - The MID CAP VALUE FUND invests, under normal circumstances, at least 80% of its assets in a diversified portfolio of equity or equity related securities of companies with market capitalizations at the time of initial purchase equal to those in the Russell Midcap Value Index ("mid cap companies") and are publicly traded on a U.S. securities market.

                        - The LARGE CAP VALUE FUND invests, under normal circumstances, at least 80% of its assets in a diversified portfolio of equity or equity related securities of companies with market capitalizations at the time of initial purchase equal to those in the Russell 1000 Value Index ("large cap companies") and are publicly traded on a U.S. securities market.

Principal Risks         The Funds are subject to the risks summarized below and
                        further described under "ADDITIONAL RISK INFORMATION."

                        - It is possible to lose money by investing in a Fund. There is no guarantee that the securities that a Fund holds will increase in value.

                        - A Fund's share price will fluctuate in response to changes in the market value of a Fund's underlying investments. Market value changes result from business developments affecting an issuer as well as general market and economic conditions.

                        - A value-oriented investment approach is subject to the risk that a security believed to be undervalued does not appreciate in value as anticipated.

                        - Small and mid cap companies may be more vulnerable than large cap companies to adverse business or economic developments, and their securities may be less liquid and more volatile than securities of larger companies.

                        - The performance of a Fund will depend on whether or not the investment adviser is successful in pursuing the Fund's investment strategy.

Investor Profile        Investors who want the value of their investment to grow
                        and who are willing to accept more volatility for the possibility of higher returns.

PERFORMANCE INFORMATION

CRM SMALL CAP VALUE FUND

As of the date of this prospectus, Retail Shares of the CRM Small Cap Value Fund have not commenced operations. The bar chart and the performance table below illustrate the risks and volatility of an investment in the Small Cap Value Fund by showing changes in the performance of the Fund's Investor Shares from calendar year to calendar year and by showing how the Fund's Investor Shares average annual total returns for one and five years and since inception, both before and after taxes, compare with those of the Russell 2000 Value Index, and the Russell 2000 Index, broad based measures of market performance. This performance information includes performance of the Fund's predecessor, the CRM Funds - Small Cap Value Fund, for the period prior to November 1, 1999. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

          ANNUAL TOTAL RETURNS FOR THE CALENDAR YEARS SINCE INCEPTION*

                               [PERFORMANCE GRAPH]

PERFORMANCE YEAR        RETURN
1998                   -12.21%
1999                    10.99%
2000                    18.04%
2001                    26.34%
2002                   -17.83%
2003                    48.33%
2004                    17.82%

         CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005: 13.18%

           BEST QUARTER                              WORST QUARTER
              27.30%                                    (22.80)%
         (June 30, 2003)                         (September 30, 1998)

SMALL CAP VALUE FUND

INVESTOR SHARES

                                                                                                       SINCE INCEPTION
AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04*                                       1 YEAR   5 YEARS   (OCTOBER 1, 1995)
Before Taxes                                                                       17.82%    16.45%        15.48%
After Taxes on Distributions (1)                                                   15.31%    14.90%        14.31%
After Taxes on Distributions and Sales of Shares (1)                               12.48%    13.60%        13.27%

RUSSELL 2000 VALUE INDEX (reflects no deduction for fees, expenses or taxes) (2)    ____%     ____%         ____%
RUSSELL 2000 INDEX (reflects no deduction for fees, expenses or taxes) (3)          ____%     ____%         ____%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The Russell 2000 Value Index is the Fund's benchmark. The Russell 2000 Value Index measures the performance of those companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values.

(3) The Russell 2000 Index is an unmanaged, capitalization weighted index of 2000, small capitalization U.S. companies.

* Performance shown is not for Retail Shares, but for Investor Shares that are not offered in this prospectus. Investor Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Retail Shares do not have the same expenses. Specifically, Retail Shares are subject to a distribution fee of 0.15% of average daily net assets of Retail Shares. Had such a fee been deducted, the returns would be less.

CRM MID CAP VALUE FUND

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Mid Cap Value Fund's Retail Shares by showing changes in the Fund's performance from calendar year to calendar year and by showing how the Fund's average annual total returns for one year and since inception, both before and after taxes, compare with those of the Russell Midcap Value Index and the Russell Midcap Index, broad based measures of market performance. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

           ANNUAL TOTAL RETURNS FOR THE CALENDAR YEARS SINCE INCEPTION

                               [PERFORMANCE GRAPH]

PERFORMANCE YEARS      RETURN
2003                   41.41%
2004                    0.00%

         CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005: ____%

               BEST QUARTER                        WORST QUARTER

                  ____%                                (____)%
           (____________, 200_)                  (__________, 200_)

MID CAP VALUE FUND

RETAIL SHARES

                                                                                            SINCE INCEPTION
AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04                                      1 YEAR     (JULY 31, 2002)
Before Taxes                                                                      ____%          ____%
After Taxes on Distributions (1)                                                  ____%          ____%
After Taxes on Distributions and Sales of Shares (1)                              ____%          ____%

RUSSELL MIDCAP VALUE INDEX (reflects no deduction for fees, expenses or
taxes) (2)                                                                        ____%          ____%
RUSSELL MIDCAP INDEX (reflects no deduction for fees, expenses or taxes) (3)      ____%          ____%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The Russell Midcap Value Index is the Fund's benchmark. The Russell Midcap Value Index measures the performance of those companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values.

(3) The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents the performance of the 1,000 largest companies in the U.S. equity market.

CRM LARGE CAP VALUE FUND

As of the date of this prospectus, Retail Shares of the CRM Large Cap Value Fund have not commenced operations. The bar chart and the performance table below illustrate the risks and volatility of an investment in the Large Cap Value Fund by showing changes in the performance of the Fund's Investor Shares from calendar year to calendar year and by showing how the Fund's Investor Shares average annual total returns for one year, five years and since inception, both before and after taxes, compare with those of the Russell 1000 Value Index and the S&P 500 Index, broad based measures of market performance. This performance information includes performance of the Fund's predecessor, the CRM Funds - Large Cap Value Fund, for the period prior to November 1, 1999. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

          ANNUAL TOTAL RETURNS FOR THE CALENDAR YEARS SINCE INCEPTION*

                               [PERFORMANCE GRAPH]

PERFORMANCE YEARS      RETURN
1999                    -5.39%
2000                    18.28%
2001                    -5.63%
2002                   -28.40%
2003                    25.04%
2004                   -14.55%

        CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005: (1.32)%

             BEST QUARTER                          WORST QUARTER
                17.78%                               (19.16)%
           (June 30, 2003)                     (September 30, 2002)

LARGE CAP VALUE FUND

INVESTOR SHARES

                                                                                                             SINCE INCEPTION
AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04*                                       1 YEAR     5 YEARS       (AUGUST 25, 1998)
Before Taxes                                                                       14.55%      2.74%              3.56%
After Taxes on Distributions (1)                                                   14.42%      2.67%              3.36%
After Taxes on Distributions and Sales of Shares (1)                                9.46%      2.31%              2.94%

RUSSELL 1000 VALUE INDEX (reflects no deduction for fees, expenses or taxes) (2)    ____%      ____%              ____%
S&P 500 INDEX (reflects no deduction for fees, expenses or taxes) (3)               ____%      ____%              ____%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The Russell 1000 Value Index is the Fund's benchmark. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 98% of the investable equity market.

(3) The S&P 500 Index is the Standard and Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

* Performance shown is not for Retail Shares, but for Investor Shares that are not offered in this prospectus. Investor Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Retail Shares do not have the same expenses. Specifically, Retail Shares are subject to a distribution fee of 0.15% of average daily net assets of Retail Shares. Had such a fee been deducted, the returns would be less.

FEES AND EXPENSES

The table below shows the fees and expenses that you may pay if you buy and hold Retail Shares of a Fund. No sales charges or other fees are paid directly from your investment.

RETAIL SHARES

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

SMALL CAP VALUE FUND
Management fees                                        0.75%
Distribution (12b-1) fees (1)                          0.15%
Shareholder service fees                               0.25%
Other expenses (2)                                     ____%
TOTAL ANNUAL OPERATING EXPENSES                        ____%

MID CAP VALUE FUND
Management fees                                        0.75%
Distribution (12b-1) fees  (1)                         0.15%
Shareholder service fees                               0.25%
Other expenses (2)                                     ____%
TOTAL ANNUAL OPERATING EXPENSES                        ____%

LARGE CAP VALUE FUND
Management fees                                        0.55%
Distribution (12b-1) fees (1)                          0.15%
Shareholder service fees                               0.25%
Other expenses(2)                                      ____%
TOTAL ANNUAL OPERATING EXPENSES(3)(4)                  ____%
Fee waiver(3)(4)                                       ____%
Net expenses(3)(4)                                     ____%

-------------------------
(1) "Other expenses" have been restated to reflect current and estimated fees in connection with each Fund's change in the investment structure from a master/feeder structure to a stand-alone investment structure that invests directly in securities.

(2) While the distribution plan provides for reimbursement of up to 0.25% of the average net assets of each Fund's Retail Shares, the Board of Trustees has authorized annual payments of up to 0.15% of the average net assets of each Fund's Retail Shares.

(3) The investment adviser has a contractual obligation to waive a portion of its fees through November 1, 2010 and to assume certain expenses of the Fund to the extent that the total annual operating expenses exceed 1.65% of average net assets.

(4) The administrator and accounting agent has a contractual obligation to waive certain flat rate fees associated with the Funds where a Class' average daily net assets is below $25 million through September 2007. As a percentage of average net assets for the month ended March 31, 2005, these fees have been estimated to equal __________.

EXAMPLE

This Example is intended to help you compare the cost of investing in Retail Shares of a Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

   -  you reinvested all dividends and other distributions;

   -  the average annual return was 5%;

   - each Fund's total operating expenses (reflecting applicable contractual fee waivers and expense reimbursement arrangements) are charged and remain the same over the time periods; and

   -  you redeemed all of your investment at the end of each time period.

Although your actual costs may be higher or lower based on these assumptions, your costs would be:

RETAIL SHARES

                         1 YEAR     3 YEARS     5 YEARS     10 YEARS
Small Cap Value Fund      $___       $___         $___        $___
Mid Cap Value Fund        $___       $___         $___        $___
Large Cap Value Fund      $___       $___         $___        $___

The above example is for comparison purposes only and is not a representation of a Fund's actual expenses and returns, either past or future of Retail Shares of a Fund.

INVESTMENT OBJECTIVES

The CRM Large Cap Value Fund, CRM Mid Cap Value Fund, and CRM Small Cap Value Fund each seek to achieve long-term capital appreciation. The investment objectives of the CRM Large Cap Value Fund, CRM Mid Cap Value Fund and CRM Small Cap Value Fund may not be changed without shareholder approval.

There is no guarantee that any Fund will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES

The CRM SMALL CAP VALUE FUND invests, under normal conditions, at least 80% of its total assets in a diversified portfolio of the following equity or equity-related securities:

   - common and preferred stocks of companies that have a market capitalization, at the time of purchase, equal to those in the Russell 2000 Value Index ( "small cap company ");

   - options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of small cap companies; and

   -  warrants.

The market capitalization range of the Russell 2000 Value Index changes constantly; on May 31, 2005, the range was from $___million to $____ billion.

The CRM MID CAP VALUE FUND invests, under normal conditions, at least 80% of its total assets in a diversified portfolio of the following equity or equity-related securities:

   - common and preferred stocks of companies that have a market capitalization, at the time of purchase, equal to those in the Russell MidCap Value Index ( "mid cap company ") and are publicly traded on a U.S. securities market;

   - options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of mid cap companies; and

   -  warrants.

The market capitalization range of the Russell Midcap Value Index changes constantly; on May 31, 2005, the range was from $___ million to $___ billion.

The CRM LARGE CAP VALUE FUND invests, under normal conditions, at least 80% of its assets in a diversified portfolio of the following equity or equity-related securities:

   - common and preferred stocks of companies that have a market capitalization, at the time of purchase, equal to those in the Russell 1000 Value Index ("large cap company") and are publicly traded on a U.S. securities market;

   - options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of large cap companies;

   -  options on indices of the common stock of large cap companies; and

   - contracts for either the future delivery, or payment in respect of the future market value, of certain indices of the common stock of large cap companies; and

   -  options upon such futures contracts.

The market capitalization range of the Russell 1000 Value Index changes constantly; on May 31, 2005, the range was from $___ million to $___ billion.

With respect to all of the Funds, the equity securities of non-U.S. issuers, whose market capitalizations fall within the capitalization ranges set forth above or within the ranges of other recognized indices, that are publicly traded on The Nasdaq Stock Market or a U.S. securities exchange, including the New York Stock Exchange and the American Stock Exchange, will be eligible for investment under the Funds' primary investment strategies.

Each Fund may, without limit, invest in commercial paper and other money market instruments rated in one of the two highest rating categories by a nationally recognized statistical rating organization, in response to adverse market conditions, as a temporary defensive position. The result of this action may be that the Funds will be unable to achieve their respective investment objectives.

VALUE INVESTING. The Funds seek to invest in stocks that are less expensive than comparable companies, as determined by price-to-earnings ratios, price-to-cash flow ratios, asset value per share or other measures. Value investing therefore may offer the potential for capital appreciation as a stock gains favor among other investors and its price rises.

The investment adviser relies on selecting individual stocks and does not try to predict when the stock market might rise or fall. It seeks out stocks that are undervalued in the marketplace relative to the issuer's underlying profitability and, in some cases, neglected by financial analysts. The investment adviser evaluates the degree of analyst recognition by monitoring the number of analysts who follow a company and recommend its purchase or sale to investors.

THE INVESTMENT ADVISER'S PROCESS. The investment adviser starts by identifying early changes in a company's operations, finances or management. The investment adviser is attracted to companies that it believes will look different tomorrow
- operationally, financially, managerially - when compared to yesterday. This type of dynamic change often creates confusion and misunderstanding and may lead to a drop in a company's stock price. Examples of change include mergers, acquisitions, divestitures, restructurings, change of management, new market/product/means of production/distribution, regulatory change, etc. Once change is identified, the investment adviser evaluates the company on several levels. It analyzes:

      -     Financial models based principally upon projected cash flows;

      - The price of a company's stock in the context of what the market is willing to pay for stock of comparable companies and what a strategic buyer would pay for the whole company;

      -     The extent of management's ownership interest in a company; and

      - A company's market position by corroborating its observations and assumptions by meeting with management, customers and suppliers.

The investment adviser also evaluates the degree of recognition of a company by investors by monitoring the number of sell side analysts who closely follow a company and the nature of its shareholder base. Before deciding to purchase a stock, the investment adviser conducts an appropriate amount of business due diligence to corroborate its observations and assumptions.

The identification of change comes from a variety of sources including the extensive use of its own proprietary database as well as a computer screening process which is run using various criteria. In addition, the investment adviser has an extensive network of relationships with clients, other investors, and intermediaries such as national and regional brokerage firms. Members of the investment adviser's portfolio management team regularly meet with companies and sponsor annually more than 200 company/management meetings in its New York office.

By reviewing historical relationships and understanding the characteristics of a business, the investment adviser establishes valuation parameters using relative ratios or target prices. In its overall assessment, the investment adviser seeks stocks that it believes have a greater upside potential than downside risk over an 18 to 24 month holding period.

An important function of the investment adviser is to set a price target at which the stock will be sold when there has been no fundamental change in the investment case. In setting a target price for a stock, the investment adviser considers appreciation potential relative to risk over a two year period. The investment adviser constantly monitors the companies held by a Fund to determine if there have been any fundamental changes in the reasons that prompted the initial purchase of the stock. If significant changes for the better have not materialized, the stock generally will be sold. The initial investment case for stock purchase, which has been documented, is examined by the investment adviser's portfolio management team. A final decision on selling the stock is made after all such factors are analyzed.

PORTFOLIO TURNOVER. The frequency of transactions in fund shares and a Fund's turnover rate will vary from year to year depending on the market. A higher turnover rate increases transaction costs (i.e., brokerage commissions) and adverse tax consequences for a Fund's shareholders. With frequent trading activity, a greater proportion of any dividends paid out by a Fund will be characterized as ordinary income, which is taxed at higher rates than long-term capital gains. Such factors may have the effect of lowering overall fund performance. Under normal market conditions, the Large Cap Value and Small Cap Value Funds' turnover rate is expected to be less than 100%. Under normal market conditions, Mid Cap Value Funds' annual turnover rate is expected to be less than 150%.

Each Fund also may use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information ("SAI").

ADDITIONAL RISK INFORMATION

The following is a list of certain risks that may apply to your investment in a Fund unless otherwise indicated. Further information about a Fund's investments is available in our SAI:

   - DERIVATIVES RISK: Some of the securities in which a Fund invests may be referred to as "derivatives" because their value depends on, or is derived from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of a Fund's total assets may be committed or exposed to derivative strategies.

   - FOREIGN COMPANY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country not normally associated with investing in U.S. issuers.

   - LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

   - MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

   - OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

   - SMALL AND MID CAP RISK: Small and mid cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small and mid cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of larger companies and therefore may involve greater risk than investing in larger companies. (Not applicable to CRM Large Cap Value Fund.)

   - VALUATION RISK: The risk that a Fund has valued certain of its securities at a higher price than it can sell them.

   - VALUE INVESTING RISK: The risk that a Fund's investment in securities believed to be undervalued in the marketplace relative to the issuer's underlying profitability, do not appreciate in value as anticipated.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance of the CRM Mid Cap Value Fund since inception. Certain information reflects financial results for a single Retail Share of the CRM Mid Cap Value Fund. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in the CRM Mid Cap Value Fund (assuming reinvestment of all dividends and other distributions). This information has been audited by ______________, whose report, along with the Fund's financial statements, is included in the Retail Shares' Annual Report, which is available, without charge, upon request. Financial highlights for the six-month period ended December 31, 2004 have not been audited.

MID CAP VALUE FUND - RETAIL SHARES

                                                                      FOR THE
                                                                     SIX-MONTH
                                                                   PERIOD ENDED        FISCAL YEAR     PERIOD ENDED
                                                                 DECEMBER 31, 2004      JUNE 30,         JUNE 30,
                                                                    (UNAUDITED)           2004           2003 (a)
                                                                 -----------------     -----------     ------------
NET ASSET VALUE - BEGINNING OF PERIOD                               $   23.79           $  17.64         $  16.02
                                                                    ---------           --------         --------

INVESTMENT OPERATIONS:
   Net investment (loss) (b)...............................              0.06(b)           (0.05)(b)        (0.02)(b)
   Net realized and unrealized gain on investments.........              3.03               6.22             1.72
                                                                    ---------           --------         --------
      Total from investment operations.....................              3.09               6.17             1.70
                                                                    ---------           --------         --------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income..............................             (0.09)             (0.02)              --
   From net realized gain on investments...................             (1.06)                --            (0.08)
                                                                    ---------           --------         --------
      Total distributions to shareholders..................             (1.15)             (0.02)           (0.08)
                                                                    ---------           --------         --------

NET ASSET VALUE - END OF PERIOD............................         $   25.73           $  23.79         $  17.64
                                                                    =========           ========         ========
TOTAL RETURN...............................................             13.06%(c)          35.02%           10.67%(d)

RATIOS/SUPPLEMENTAL DATA
Ratios to average net assets: (e)
   Expenses, including reimbursement/waiver................              1.34%              1.41%            1.50%(c)
   Expenses, excluding reimbursement/waiver................              1.58%              2.05%            6.57%(c)
   Net investment loss, including reimbursement/waiver.....              0.50%             (0.22)%          (0.14)%(c)
Portfolio turnover rate....................................                64%               152%             142%(d)
Net assets at end of period (000's omitted)................         $   9,004           $  5,328         $    777

----------

(a) For the period July 30, 2002 (inception of Retail Share class) through June 30, 2003.

(b) The net investment loss per share was calculated using average shares outstanding method.

(c)   Annualized.

(d)   Not annualized.

(e) For the period July 30, 2002 to December 31, 2004, the Fund operated as a feeder-fund in a master-feeder structure. During this period, the ratios to average net assets include expenses allocated from the master fund, WT Investment Trust I - Mid Cap Value Series (the "Series"), and the portfolio turnover rate reflects the investment activity of the Series.

MANAGEMENT OF THE FUND

The Board of Trustees of the Funds has oversight responsibility of the management, activities and affairs of the Funds and has approved contracts with various financial organizations to provide, among other services, the day-to-day management required by a Fund and its shareholders.

INVESTMENT ADVISER

Cramer Rosenthal McGlynn, LLC, ("CRM" or the "Adviser"), 520 Madison Avenue, New York, New York 10022, serves as the investment adviser to each Fund. As the Funds' investment adviser, CRM has the overall responsibility for directing the Funds' investments. CRM and its predecessors have managed equity investments for mutual funds, corporate pension plans, educational, community, religious and private endowments and foundations as well as for individuals, in a value oriented style across a broad range of market capitalizations, and has been in business for more than thirty years. As of March 31, 2005, CRM had over $[5.8] billion of assets under management.

For the twelve months ended June 30, 2004, CRM received investment advisory fees of 0.75%, 0.75% and 0.51% as a percentage of average daily net assets, for the Small Cap Value Fund, the Mid Cap Value Fund and the Large Cap Value Fund, respectively.

The Adviser may make payments to dealers, financial intermediaries or service providers out of its own resources, including revenue from the advisory fees received from the Funds. These payments may be made to compensate the recipient for marketing support services and/or shareholder service activities.

PORTFOLIO MANAGEMENT

The day-to-day management of the Small Cap Value Fund, the Mid Cap Value Fund and the Large Cap Value Fund is shared by a team of individuals employed by CRM. Ronald H. McGlynn and Jay B. Abramson are responsible for the overall management of each Fund. In addition, James P. Stoeffel and Terry Lally are leaders of the team responsible for the management of the Small Cap Value Fund; and Jay B. Abramson and Robert L. Rewey, III are leaders of the team responsible for the management of the Mid Cap Value Fund; David A Tillson is the leader of the team responsible for the management of the Large Cap Value Fund.

Each team member's business experience and educational background is as follows:

RONALD H. MCGLYNN is a co-founder, the Chief Executive Officer and the President of CRM with over 35 years of investment experience. Prior to founding CRM, he was a portfolio manager and an investment research analyst for Standard & Poor's InterCapital, Chase Manhattan Bank and Oppenheimer & Company. Mr. McGlynn earned a B.A. from Williams College and an M.B.A. from Columbia University Business School.

JAY B. ABRAMSON is an Executive Vice President and the Director of Research at CRM. Mr. Abramson joined CRM in 1985 and has the overall responsibility for our investment research team. Mr. Abramson received a B.S.E. and J.D. from the University of Pennsylvania Wharton School and Law School, respectively.

JAMES P. STOEFFEL joined CRM as a Vice President in March 2001 and is responsible for portfolio management and investment research. Prior to joining CRM, Mr. Stoeffel was the Director of Research at Palisade Capital Management from March 1999 to March 2001. Prior to that, he was Vice President in the Emerging Growth Stocks Research Group at Salomon Smith Barney from March 1993 to March 1999. Mr. Stoeffel earned a B.A. from Washington & Lee University and an M.B.A from New York University's Stern School of Business.

KEVIN M. CHIN is a Vice President at CRM. He joined CRM in 1989, and is a senior research analyst responsible for investment research and portfolio management. Formerly, Mr. Chin was a financial analyst for the Mergers and Acquisitions Department of Morgan Stanley and a risk arbitrager with The First Boston Corporation. He received a B.S. from Columbia University School of Engineering & Applied Science.

ROBERT L. REWEY III, CFA joined CRM as a Vice President in January 2003. His primary role at CRM is as a senior research analyst in our investment research group. For the previous eight years, Mr. Rewey was a portfolio manager/senior analyst at Sloate, Weisman, Murray & Co., Inc., a boutique money management firm. He earned a B.A. from the Carroll School of Management, Boston College and an M.B.A. from Fuqua School of Business, Duke University.

ADAM L. STARR joined CRM in 1999 and is a Vice President. His primary role is as a senior research analyst and portfolio manager in our investment group. Prior to joining CRM, he was a partner and portfolio manager at Weiss, Peck & Greer, LLC. Previously he was an analyst and portfolio manager at Charter Oak Partners and First Manhattan Company. Mr. Starr received a B.A. from Clark University and an M.B.A. from Columbia University.

CARL D. BROWN joined CRM in 1999 and is a Vice President. Carl's primary role is as a research analyst in our investment group. Previously, Mr. Brown was a tax consultant and CPA at KPMG Peat Marwick. He earned a B.A. from the University of Pennsylvania and an M.B.A. from New York University's Stern School of Business.

BRENDAN J. HARTMAN joined CRM in 2001 and is a Vice President. Brendan's primary role is as a senior research analyst in our investment group. Prior to joining CRM, Mr. Hartman was a research analyst at Donaldson, Lufkin & Jenrette and Salomon Brothers. His other work experience includes Latin American Telecom Analyst at Smith New Court, and Latin American Telecom & Latin American Metal & Mining Analyst at HSBC/James Capel. He earned a B.A. from Lehigh University and an M.B.A. from New York University's Stern School of Business.

TERRY LALLY, CFA joined CRM in 2000 and is a Vice President. Terry's primary role is as a senior research analyst in our investment group. Previously, Mr. Lally spent nine years at The Prudential working in US small cap and emerging market equity analysis, corporate finance, and equity trading. Terry earned a B.B.A. from the University of Notre Dame and an M.B.A. from Harvard University.

MICHAEL J. CAPUTO joined CRM in September 2002 as a research analyst. Prior to CRM, he was a Vice President in Corporate Finance at Morgan Stanley. Prior to that, he worked in Corporate Finance at Lehman Brothers from August 1998 to March 2000 and at Dillon Reed from August 1996 to August 1998. Mr. Caputo has earned a B.A. from the University of Notre Dame and an M.B.A. from the Wharton School.

DAVID A. TILLSON joined CRM as a Senior Vice President and President of CRM's Private Client Group in October 2002. Prior to joining CRM, Mr. Tillson served as a Managing Director for U.S. Trust Company of New York. At U.S. Trust, he served as Head of Personal Investments in New York, responsible for the Wealth Management Group, Wealth Advisory and Domestic Equity Trading. Mr. Tillson received his B.A. from Brown University and his M.B.A. from the Stern School of Business at New York University.

SERVICE PROVIDERS

The chart below provides information on the Funds' primary service providers.

Asset                                                                                Shareholder
Management                                                                           Services

             INVESTMENT ADVISER                                                                TRANSFER AGENT

        Cramer Rosenthal McGlynn, LLC                                                             PFPC Inc.
             520 Madison Avenue                                                                760 Moore Road
             New York, NY 10022                                                           King of Prussia, PA 19406

                                                                                        Handles shareholder services,
                                                                                         including recordkeeping and
                                                                                           statements, payment of
       Manages each Fund' business and                                                 distributions and processing of
           investment activities.                                                          buy and sell requests.

                                                    CRM SMALL CAP VALUE FUND
                                                   CRM MID CAP VALUE FUND CRM
                                                      LARGE CAP VALUE FUND

Fund                                                                                 Asset
Operations                                                                           Safe Keeping

              ADMINISTRATOR AND
              ACCOUNTING AGENT                                                                    CUSTODIAN

                  PFPC Inc.                                                               Wilmington Trust Company
            301 Bellevue Parkway                                                          l100 North Market Street
            Wilmington, DE 19809                                                             Wilmington, DE 19890

     Provides facilities, equipment and                                                         SUB-CUSTODIAN
    personnel to carry out administrative
      services related to each Fund and                                                      PFPC Trust Company
   calculates each Fund's net asset value                                                  8800 Tinicum Boulevard
             and distributions.                                                            Philadelphia, PA 19153


                                                                                        Holds each Fund's and each Fund's
                                                                                     assets, settles all portfolio trades and
                                                                                       collects most of the valuation data
                                                                                     required for calculating each Fund's
                                                                                      and each Fund' net asset value per
                                                                                                       share.

                                            Distribution

                                                           DISTRIBUTOR

                                               Professional Funds Distributor, LLC
                                                         760 Moore Road
                                                    King of Prussia, PA 19406

                                                 Distributes each Fund's shares.

SHAREHOLDER INFORMATION

PRICING OF SHARES

Each Fund values its assets based on current market values when such values are available. These prices normally are supplied by a pricing service. Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC determines the daily NAV. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities.

Securities that do not have a readily available current market value are valued in good faith using procedures adopted by the Board of Trustees. When a Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. The Funds' policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Funds' procedures may not accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

PFPC Inc. determines the NAV per share of each Fund as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern time), on each business day (i.e., a day that the Exchange and the transfer agent are open for business). The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent. The NAV is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund. Shares will only be priced on business days.

PURCHASE OF SHARES

Fund shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in a Fund's Retail Shares is $1,000. The Funds, in their sole discretion, may waive the minimum initial amount to establish certain Retail Share accounts. Additional investments may be made in any amount. Additional investment may be made in any amount. You may purchase shares as specified below.

You may also purchase shares if you are a client of a broker or other financial institution that has made contractual arrangements to offer the Fund (a "Third Party"). The policies and fees charged by a Third Party may be different than those charged by a Fund. Banks, brokers, retirement plans and financial advisers may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution or retirement plan for further information.

BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to CRM Funds, indicating the name of the Fund, along with a completed application (provided with this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

               REGULAR MAIL:                      OVERNIGHT MAIL:

               CRM Funds                          CRM Funds
               c/o PFPC Inc.                      c/o PFPC Inc.
               P.O. Box 9812                      760 Moore Road
               Providence, RI 02940               King of Prussia, PA 19406

BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) CRM-2883 before making a purchase by wire, and if making an initial purchase, to also obtain an account number. Once you have an account number, you should instruct your bank to wire funds to:

               PFPC Trust Company
               c/o PNC Bank
               Philadelphia, PA
               ABA #031-0000-53
               DDA #86-1282-2896
               Attention: CRM Funds

Be sure to include your account number, the Fund name and your name. If you make an initial purchase by wire, you must promptly forward a completed application to the transfer agent at the address above. If you are making a subsequent purchase, the wire should also indicate your Fund account number.

ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day.

Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders. The Funds will not accept third party checks.

It is the responsibility of the Third Party to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

For information on other ways to purchase shares, including through an individual retirement account (IRA), or an automatic investment plan, please refer to our SAI.

REDEMPTION OF SHARES

You may sell (redeem) your shares on any business day. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. There is no fee when Fund shares are redeemed. It is the responsibility of the Third Party to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. If you purchased your shares through an account with a Third Party, you should contact the Third Party for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. Your written instructions must include the Fund name, your Fund account numbers, your printed name and your signature and should be mailed with your signature guarantee to:

               REGULAR MAIL:                        OVERNIGHT MAIL:

               CRM Funds                            CRM Funds
               c/o PFPC Inc.                        c/o PFPC Inc.
               P.O. Box 9812                        760 Moore Road
               Providence, RI 02940                 King of Prussia, PA 19406

BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so, however, there are risks. The Funds have safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine, in order to mitigate the risk of fraudulent acts. If such procedures are followed, you will bear the risk of any losses.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Fund account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the bank account that you have designated to receive amounts redeemed at any time. Any request to change the bank account designated to receive redemption proceeds should be accompanied by a signature guarantee. A signature and a signature guarantee are required for each person in whose name the bank account is registered. Further documentation will be required to change the designated bank account when a corporation, other organization, trust, fiduciary or other institutional investor holds a Fund's shares.

If shares to be redeemed represent a recent investment made by check, each Fund reserves the right to withhold the redemption proceeds until it has reasonable grounds to believe that the check has been collected (which could take up to 10 days).

SMALL ACCOUNTS: If the value of your investment in a Fund falls below $500 for Retail Share accounts, a Fund may ask you to increase your balance. If the account value is still below $500 after 60 days, a Fund may close your account and send you the proceeds. A Fund will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

REDEMPTIONS IN KIND: The Funds reserve the right to make redemptions "in kind" -- payments of redemption proceeds in portfolio securities rather than cash -- if the amount redeemed is large enough to affect a Fund's operations (for example, if it represents more than 1% of a Fund's assets).

EXCHANGE OF SHARES

You may exchange all or a portion of your shares in a Fund for Retail Shares of another CRM fund.

Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

Exchange transactions will be subject to the minimum initial investment and other requirements of the fund into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500 for Retail Share accounts.

To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in an account with a Third Party, contact the Third Party. The Funds may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of Retail Shares to be acquired through such exchange may be legally made.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of Fund shares can disrupt the management of the Fund, negatively affect the Fund's performance, and increase expenses for all Fund shareholders. In particular, frequent trading can
(i) force a Fund's portfolio managers to hold larger cash positions than desired instead of fully investing the Fund, which can result in lost investment opportunities; (ii) cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example some small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders using arbitrage strategies can dilute a Fund's NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase shares of the Funds.

The Board of Trustees of the Funds has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares. The Funds' policy is intended to discourage excessive trading in a Fund's shares that may harm long-term investors and to make reasonable efforts to detect and deter excessive trading. The Funds reserve the right to reject any purchase order or exchange request at any time and for any reason, without prior written notice. The Funds may, in certain circumstances, reverse a transaction determined to be abusive. The Funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the revocation of exchange privileges, the Funds may consider an investor's trading history in any of the Funds, including the person's trading history in any accounts under a person's common ownership or control.

The Funds will generally monitor trading activity within a 90-day period. The Funds may consider trading activity over a longer period than 90 days and may take into account market conditions, the number of trades and the amount of the trades in making such determinations. In applying these policies, the Funds consider the information available to them at the time and may consider trading activity in multiple account under common ownership, control or influence.

When excessive or short-term trading is detected, the party involved may be banned from future trading in the Funds. Judgments related to the rejection of purchase and the banning of future trades are inherently subjective and involve some selectivity in their application. The Adviser will seek to make judgments and applications that are consistent with the interests of the Funds' shareholders.

The Funds' policies for deterring excessive trading in Fund shares are intended to be applied uniformly to all Fund shareholders to the extent practicable. Some Intermediaries, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds. Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Funds are substantially limited in their ability to identify or deter Excessive Traders or other abusive traders. The transfer agent for the Funds will use its best efforts to obtain the cooperation of Intermediaries to identify Excessive Traders and to prevent or limit abusive trading activity, to the extent practicable. Nonetheless, the Funds' ability to identify and deter frequent purchases and redemptions of a Fund's shares through omnibus accounts is limited, and the Funds' success in accomplishing the objectives of the policies concerning excessive trading in Fund shares in this context depends significantly upon the cooperation of the Intermediaries, which may have adopted their own policies regarding excessive trading which are different than those of the Funds.

DIVIDENDS AND DISTRIBUTIONS

As a shareholder of a Fund, you are entitled to dividends and other distributions arising from net investment income and net realized gains, if any, earned on the investments held by the Funds. Dividends and distributions, if any, are declared and paid annually to you. Each Fund expects to distribute any net realized gains once a year.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional Fund shares unless you have elected to receive the distributions in cash.

TAXES

FEDERAL INCOME TAXES: As long as a Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While each Fund may invest in securities that earn interest exempt from Federal income tax, the Funds invest primarily in taxable securities. Each Fund will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

Dividends you receive from a Fund, whether reinvested in Fund shares or taken as cash, are generally taxable to you as ordinary income. Distributions of a Fund's net capital gain whether reinvested in Fund shares or taken as cash, are taxable to you as long-term capital gain, when designated as such, regardless of the length of time you have held your shares. You should be aware that if Fund shares are purchased shortly before the record date for any dividend or capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution. Each Fund anticipates the distribution of net investment income.

It is a taxable event for you if you sell or exchange shares of a Fund. Depending on the initial purchase price of the shares being sold or exchanged and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

STATE AND LOCAL INCOME TAXES: You should consult your tax advisor concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding those considerations appears in our SAI. You are urged to consult your tax advisor regarding the effects of an investment on your tax situation.

DISTRIBUTION ARRANGEMENTS

Professional Funds Distributor, LLC (the "Distributor") manages the Funds' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. Other than the Rule 12b-1 fees described below, the Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares. The Adviser may pay brokers, financial intermediaries or service providers an amount calculated as a percentage of assets held by customers of the recipient. Please contact your broker, financial intermediary or service provider for details about payments it may receive.

RULE 12b-1 FEES

Each of the Funds has a distribution plan under Rule 12b-1 for Retail Shares that allows it to pay a fee to the Distributor for the sale and distribution of its Retail Shares. Because these fees are paid out of the Funds' assets on an ongoing basis, over time these fees indirectly will increase the cost of your investment and may cost you more than paying other types of sales charges.

Under the distribution plan, the Fund will pay distribution fees to the distributor at a maximum annual rate of 0.25% of its aggregate average daily net assets attributable to its Retail Shares. While the distribution plan provides for reimbursement of up to 0.25% of the Fund's Retail Shares average net assets, the Board of Trustees has authorized annual payments of up to 0.15% of the Fund's Retail Shares average net assets.

SHAREHOLDER SERVICE FEES

The Board of Trustees has adopted a shareholder service plan authorizing each Fund to pay shareholder service providers an annual fee not exceeding 0.25% of a Fund's average daily net assets of its Retail Shares, to compensate shareholder service providers who maintain a service relationship with shareholders of the Fund's Retail Shares. Service activities provided by service providers under this plan include (a) establishing and maintaining shareholders accounts and records, (b) answering shareholders inquiries, (c) assisting in share purchases and redemptions, (d) providing statements and reports to shareholders, and (e) providing other services requested by shareholders of Retail Shares. The Adviser may also provide services to certain accounts holding Retail Shares and receive the applicable shareholder service fee.

SHARE CLASSES

The CRM Small Cap Value Fund, CRM Mid Cap Value Fund and CRM Large Cap Value Fund each issue Investor, Institutional and Retail Share classes. Each class has different minimum investment requirements, fees and expenses. Not all classes of a Fund are currently operational. Investors investing $2,500 or more may purchase Investor Shares. Other investors investing $1,000 or more may purchase Retail Shares. Institutional Shares are offered only to those investors who invest in a Fund through an intermediary (i.e. broker) or through a consultant and who invest $1,000,000 or more, or where related accounts total $1,000,000 or more when combined. Unlike the Retail and Investor Shares, the Institutional Shares are not subject to a shareholder service fee. The Retail Shares are subject to a Rule 12b-1 distribution fee.

                                    GLOSSARY

CAP:

"Cap" is short for market capitalization which refers to the market value of all of a company's common stock on the stock market.

FUNDAMENTAL POLICY:

An investment policy that may not be changed or deviated from without shareholder approval.

FUND EXPENSES:

Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder distribution, administration and custody services.

INDEX:

An index is a broad measure of the market performance of a specific group of securities in a particular market, or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

INVESTMENT ADVISER:

The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees oversees the investment adviser (as well as all service providers) and establishes policies that the investment adviser must follow in its management activities.

MUTUAL FUND:

A mutual fund pools shareholders' money and, using a professional investment manager, invests it in securities like stocks and bonds. Each Fund is a separate mutual fund.

NET ASSET VALUE OR "NAV":

NAV = Assets - Liabilities
      --------------------
      Outstanding Shares

NET INVESTMENT INCOME:

Net investment income consists of interest and dividends earned by a mutual fund on its investments less accrued expenses

VALUE FUNDS:

Value funds primary invest in the common stock that are considered by the investment adviser to be undervalued in the marketplace relative to the issuer's underlying profitability, or rather a company's stock price does not reflect the value of the company.

                              FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS: These reports contain performance data and information on the Funds' holdings and operating results for the Funds' most recently completed fiscal year or half-year. The annual report also includes a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides additional technical and legal descriptions of the Funds' policies, investment restrictions, risks, and business structure, including a description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio security holdings. The information in the SAI is incorporated into this prospectus by this reference.

Copies of these documents and answers to questions about the Funds may be obtained without charge by contacting:

      CRM Funds
      c/o PFPC Inc.
      760 Moore Road
      King of Prussia, Pennsylvania 19406
      (800) CRM-2883
      9:00 a.m. to 5:00 p.m., Eastern time

The Funds' SAI and annual and semi-annual reports are also available, free of charge, through the Funds' website at www.crmfunds.com.

Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Funds may be viewed or downloaded from the EDGAR database on the SEC's Internet site at http://www.sec.gov.

FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800) CRM-2883.

            The investment company registration number is 811-08648.

                            CRM SMALL CAP VALUE FUND
                          CRM SMALL/ MID CAP VALUE FUND
                             CRM MID CAP VALUE FUND
                            CRM LARGE CAP VALUE FUND

                                OF WT MUTUAL FUND

                                 INVESTOR SHARES

         SUPPLEMENT DATED JULY 1, 2005 TO PROSPECTUS DATED JULY 1, 2005

                CRM SMALL CAP VALUE FUND CLOSED TO NEW INVESTORS

      The investment adviser of the CRM Small Cap Value Fund (the "Fund"), Cramer Rosenthal McGlynn, LLC ("CRM") monitors the total assets of the Fund and may recommend that the Fund be closed to new investors due to concerns that an increase in the asset size of the Fund may adversely affect the Fund's ability to achieve its investment objective. On May 1, 2004, pursuant to CRM's recommendation, the Fund was closed to new investors, and since that time, shares of the Fund are only being offered to:

      (i) persons who hold shares of the Fund directly or through accounts maintained by brokers pursuant to arrangements with CRM and the WT Mutual Fund;

      (ii) persons who are advisory or trust clients of CRM or Wilmington Trust Company ("Wilmington Trust");

      (iii) persons who are clients of consultants/intermediaries that had a relationship with CRM on May 1, 2004; and

      (iv) trustees, directors, officers and employees of CRM, the Fund, Wilmington Trust and their affiliates, and their respective spouses, parents and children.

      In connection with the closing of the Fund to new investors, the ability of shareholders of the other CRM Funds to exchange shares of other CRM Funds for shares of the Fund has also been suspended.

          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                            CRM SMALL CAP VALUE FUND
                          CRM SMALL/MID CAP VALUE FUND
                             CRM MID CAP VALUE FUND
                            CRM LARGE CAP VALUE FUND

                                 INVESTOR SHARES

                          PROSPECTUS DATED JULY 1, 2005

This prospectus gives vital information about the CRM Small Cap Value Fund, the CRM Small/Mid Cap Value Fund, the CRM Mid Cap Value Fund and the CRM Large Cap Value Fund of WT Mutual Fund, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

LIKE ALL MUTUAL FUND SHARES, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

                                TABLE OF CONTENTS

A look at the goals, strategies,   FUND DESCRIPTIONS
risks, expenses and financial         Summary......................................................      2
history of each Fund.                 Performance Information......................................      4
                                      Fees and Expenses............................................     10
                                      Investment Objectives........................................     12
                                      Primary Investment Strategies................................     12
                                      Additional Risk Information..................................     15
                                      Financial Highlights.........................................     17

Details about the service          MANAGEMENT OF THE FUNDS
providers.                            Investment Adviser...........................................     19
                                      Service Providers............................................     22

Policies and instructions for      SHAREHOLDER INFORMATION
opening, maintaining and              Pricing of Shares............................................     23
closing an account in any of          Purchase of Shares...........................................     24
the Funds.                            Redemption of Shares.........................................     25
                                      Exchange of Shares...........................................     27
                                      Dividends and Distributions..................................     27
                                      Taxes........................................................     28

Details on the Funds'              DISTRIBUTION ARRANGEMENTS
shareholder service plan              Shareholder Service Fees.....................................     29
and share classes                     Share Classes................................................     29

                                   GLOSSARY........................................................     30

                                   FOR MORE INFORMATION............................................  BACK COVER

 For information about key terms and concepts, please refer to the "Glossary."

FUND DESCRIPTIONS

                            CRM SMALL CAP VALUE FUND
                          CRM SMALL/MID CAP VALUE FUND
                             CRM MID CAP VALUE FUND
                            CRM LARGE CAP VALUE FUND

                                 Investor Shares

SUMMARY

Investment        The SMALL CAP VALUE FUND, SMALL/MID CAP VALUE FUND, MID CAP
Objectives        VALUE FUND AND LARGE CAP VALUE FUND each seek to achieve
                  long-term capital appreciation.

Investment Focus  Equity (or equity related) securities

Share Price       High
Volatility

Principal         -     The SMALL CAP VALUE FUND invests, under normal
Investment              circumstances, at least 80% of its assets in a
Strategies              diversified portfolio of equity or equity related
                        securities of companies with market capitalizations at the time of initial purchase equal to those in the Russell 2000 Value Index ("small cap companies") and are publicly traded on a U.S. securities market.

                  - The SMALL/MID CAP VALUE FUND invests, under normal circumstances, at least 80% of its assets in a diversified portfolio of equity or equity related securities of companies with a market capitalization at the time of purchase of between $200 million and $7 billion and are publicly traded on a U.S. securities market. The Small/Mid Cap Value Fund may also purchase equity securities issued by companies whose market capitalization falls within the capitalization range of recognized small cap or mid cap indices.

                  - The MID CAP VALUE FUND invests, under normal circumstances, at least 80% of its assets in a diversified portfolio of equity or equity related securities of companies with market capitalizations at the time of initial purchase equal to those in the Russell Midcap Value Index ("mid cap companies") and are publicly traded on a U.S. securities market.

                  - The LARGE CAP VALUE FUND invests, under normal circumstances, at least 80% of its assets in a diversified portfolio of equity or equity related securities of companies with market capitalizations at the time of initial purchase equal to those in the Russell 1000 Value Index ("large cap companies") and are publicly traded on a U.S. securities market.

Principal Risks   The Funds are subject to the risks summarized below and
                  further described under "Additional Risk Information."

                  - It is possible to lose money by investing in a Fund. There is no guarantee that the securities that a Fund holds will increase in value.

                  - A Fund's share price will fluctuate in response to changes in the market value of a Fund's underlying investments. Market value changes result from business developments affecting an issuer as well as general market and economic conditions.

                  - A value-oriented investment approach is subject to the risk that a security believed to be undervalued does not appreciate in value as anticipated.

                  - Small and mid cap companies may be more vulnerable than large cap companies to adverse business or economic developments, and their securities may be less liquid and more volatile than securities of larger companies.

                  - The performance of a Fund will depend on whether or not the investment adviser is successful in pursuing the Fund's investment strategy.

Investor Profile  Investors who want the value of their investment to grow and who are willing to accept more volatility for the possibility of higher returns.

PERFORMANCE INFORMATION

CRM SMALL CAP VALUE FUND

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Small Cap Value Fund's Investor Shares by showing changes in the Fund's performance from calendar year to calendar year and by showing how the Fund's average annual total returns for one and five years and since inception, both before and after taxes, compare with those of the Russell 2000 Value Index, and the Russell 2000 Index, broad based measures of market performance. This performance information includes performance of the Fund's predecessor, the CRM Funds - Small Cap Value Fund, for the period prior to November 1, 1999. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

           ANNUAL TOTAL RETURNS FOR THE CALENDAR YEARS SINCE INCEPTION

                              [PERFORMANCE GRAPH]

PERFORMANCE YEARS         RETURNS
1998                      -12.21%
1999                       10.99%
2000                       18.04%
2001                       26.34%
2002                      -17.83%
2003                       48.33%
2004                       17.82%

        CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005: 13.18%

            BEST QUARTER                        WORST QUARTER
               27.30%                              (22.80)%
          (June 30, 2003)                   (September 30, 1998)

SMALL CAP VALUE FUND

INVESTOR SHARES

                                                                                                         SINCE INCEPTION
AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04                                   1 YEAR       5 YEARS       (OCTOBER 1, 1995)
Before Taxes                                                                  17.82%        16.45%            15.48%
After Taxes on Distributions (1)                                              15.31%        14.90%            14.31%
After Taxes on Distributions and Sales of Shares (1)                          12.48%        13.60%            13.27%
RUSSELL 2000 VALUE INDEX (reflects no deduction for fees, expenses or
taxes) (2)                                                                     ____%         ____%             ____%
RUSSELL 2000 INDEX (reflects no deduction for fees, expenses or taxes)(3)      ____%         ____%             ____%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The Russell 2000 Value Index is the Fund's benchmark. The Russell 2000 Value Index measures the performance of those companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values.

(3) The Russell 2000 Index is an unmanaged, capitalization weighted index of 2000, small capitalization U.S. companies.

CRM SMALL/MID CAP VALUE FUND

The Small/Mid Cap Value Fund commenced operations on September 1, 2004 and, therefore, does not yet have performance information for a full calendar year.

CRM MID CAP VALUE FUND

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Mid Cap Value Fund's Investor Shares by showing changes in the Fund's performance from calendar year to calendar year and by showing how the Fund's average annual total returns for one year and since inception, both before and after taxes, compare with those of the Russell Midcap Value Index and the Russell Midcap Index, broad based measures of market performance. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

           ANNUAL TOTAL RETURNS FOR THE CALENDAR YEARS SINCE INCEPTION

                              [PERFORMANCE GRAPH]

PERFORMANCE YEARS        RETURNS
2001                      19.06%
2002                     -16.89%
2003                      41.60%
2004                      24.65%

        CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005: (0.35)%

            BEST QUARTER                          WORST QUARTER
               24.81%                                (16.75)%
         (December 31, 2001)                    (September 30, 2002)

MID CAP VALUE FUND
INVESTOR SHARES

                                                                                                   SINCE INCEPTION
AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04                                         1 YEAR       (SEPTEMBER 20, 2000)
Before Taxes                                                                        24.65%              17.85%
After Taxes on Distributions (1)                                                    23.04%              16.40%
After Taxes on Distributions and Sales of Shares (1)                                16.30%              14.71%
RUSSELL MIDCAP VALUE INDEX (reflects no deduction for fees, expenses or
taxes) (2)                                                                           ____%               ____%
RUSSELL MIDCAP INDEX (reflects no deduction for fees, expenses or taxes)(3)          ____%               ____%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The Russell Midcap Value Index is the Fund's benchmark. The Russell Midcap Value Index measures the performance of those companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values.

(3) The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents the performance of the 1,000 largest companies in the U.S. equity market.

CRM LARGE CAP VALUE FUND

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Large Cap Value Fund's Investor Shares by showing changes in the Fund's performance from calendar year to calendar year and by showing how the Fund's average annual total returns for one year, five years and since inception, both before and after taxes, compare with those of the Russell 1000 Value Index and the S&P 500 Index, broad based measures of market performance. This performance information includes performance of the Fund's predecessor, the CRM Funds - Large Cap Value Fund, for the period prior to November 1, 1999. Total return of the Fund would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

          ANNUAL TOTAL RETURNS FOR THE CALENDAR YEARS SINCE INCEPTION*

                              [PERFORMANCE GRAPH]

PERFORMANCE YEARS        RETURNS
1999                     -5.39%
2000                     18.28%
2001                     -5.63%
2002                    -28.40%
2003                     25.04%
2004                     14.55%

        CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005: (1.32)%

          BEST QUARTER                    WORST QUARTER
              17.78%                          (19.16)%
        (June 30, 2003)                (September 30, 2002)

LARGE CAP VALUE FUND
INVESTOR SHARES

                                                                                                                   SINCE INCEPTION
AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04*                                         1 YEAR         5 YEARS       (AUGUST 25, 1998)
Before Taxes                                                                         14.55%          2.74%              3.56%
After Taxes on Distributions (1)                                                     14.42%          2.67%              3.36%
After Taxes on Distributions and Sales of Shares (1)                                  9.46%          2.31%              2.94%
RUSSELL 1000 VALUE INDEX (reflects no deduction for fees, expenses or taxes) (2)      ____%          ____%              ____%
S&P 500 INDEX (reflects no deduction for fees, expenses or taxes) (3)                 ____%          ____%              ____%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The Russell 1000 Value Index is the Fund's benchmark. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 98% of the investable equity market.

(3) The S&P 500 Index is the Standard and Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

FEES AND EXPENSES

The table below shows the fees and expenses that you may pay if you buy and hold Investor Shares of a Fund. No sales charges or other fees are paid directly from your investment.

INVESTOR SHARES

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

SMALL CAP VALUE FUND
Management fees                                                                          0.75%
Distribution (12b-1) fees                                                                None
Shareholder service fees                                                                 0.25%
Other expenses (1)                                                                       0.18%
TOTAL ANNUAL OPERATING EXPENSES                                                          1.18%

SMALL/MID CAP VALUE FUND
Management fees                                                                          0.75%
Distribution (12b-1) fees                                                                None
Shareholder service fees                                                                 0.25%
Other expenses(1)                                                                        1.37%
TOTAL ANNUAL OPERATING EXPENSES(2)                                                       2.37%
Fee waiver(2)                                                                           (0.87)%
Net expenses(2)                                                                          1.50%

MID CAP VALUE FUND
Management fees                                                                          0.75%
Distribution (12b-1) fees                                                                None
Shareholder service fees                                                                 0.25%
Other expenses                                                                           0.11%
TOTAL ANNUAL OPERATING EXPENSES                                                          1.11%

LARGE CAP VALUE FUND
Management fees                                                                          0.55%
Distribution (12b-1) fees                                                                None
Shareholder service fees                                                                 0.25%
Other expenses                                                                           0.67%
TOTAL ANNUAL OPERATING EXPENSES(3)(4)                                                    1.47%
Fee waiver(3)(4)                                                                        (0.07)%
Net expenses(3)(4)                                                                       1.40%

-----------------
(1) "Other expenses" have been restated to reflect current and estimated fees in connection with each Fund's change in the investment structure from a master/feeder structure to a stand-alone investment structure that invests directly in securities.

(2) The investment adviser has a contractual obligation to waive a portion of its fees through November 1, 2007 and to assume certain expenses of the Fund to the extent that the total annual operating expenses exceed 1.50% of average net assets.

(3) The investment adviser has a contractual obligation to waive a portion of its fees through November 1, 2010 and to assume certain expenses of the Fund to the extent that the total annual operating expenses exceed 1.50% of average net assets.

(4) The administrator and accounting agent has a contractual obligation to waive certain flat rate fees associated with the Funds where a Class' average daily net assets is below $25 million through September 2007. As a percentage of average net assets for the month ended March 31, 2005, these fees have been estimated to equal 0.21% and 0.07% for Small/Mid Cap Value and Large Cap Value, respectively.

EXAMPLE

This Example is intended to help you compare the cost of investing in Investor Shares of a Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

      -     you reinvested all dividends and other distributions;

      -     the average annual return was 5%;

      - each Fund's total operating expenses (reflecting applicable contractual fee waivers and expense reimbursement arrangements) are charged and remain the same over the time periods; and

      -     you redeemed all of your investment at the end of each time period.

Although your actual costs may be higher or lower based on these assumptions, your costs would be:

INVESTOR SHARES

                                     1 YEAR       3 YEARS       5 YEARS       10 YEARS
Small Cap Value Fund                 $  120       $   375       $   649       $  1,432
Small/Mid Cap Value Fund             $  153       $   569           N/A            N/A
Mid Cap Value Fund                   $  114       $   356       $   617       $  1,363
Large Cap Value Fund                 $  143       $   451       $   790       $  1,749

The above example is for comparison purposes only and is not a representation of a Fund's actual expenses and returns, either past or future of Investor Shares of a Fund.

INVESTMENT OBJECTIVES

The CRM Large Cap Value Fund, CRM Mid Cap Value Fund, CRM Small/Mid Cap Value Fund, and CRM Small Cap Value Fund each seek to achieve long-term capital appreciation.

The investment objectives of the CRM Large Cap Value Fund, CRM Mid Cap Value Fund and CRM Small Cap Value Fund may not be changed without shareholder approval. The investment objective of CRM Small/Mid Cap Value Fund may be changed by the Board of Trustees upon 60 days' written notice to shareholders.

There is no guarantee that any Fund will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES

The CRM SMALL CAP VALUE FUND invests, under normal conditions, at least 80% of its total assets in a diversified portfolio of the following equity or equity-related securities:

      - common and preferred stocks of companies that have a market capitalization, at the time of purchase, equal to those in the Russell 2000 Value Index ("small cap company");

      - options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of small cap companies; and

      -     warrants.

The market capitalization range of the Russell 2000 Value Index changes constantly; on May 31, 2005, the range was from $___million to $____ billion.

The CRM SMALL/MID CAP VALUE FUND invests, under normal conditions, at least 80% of its assets in a diversified portfolio of the following equity or equity related securities:

      - common and preferred stocks of companies that are judged by the investment adviser to be undervalued in the marketplace relative to underlying profitability and have a market capitalization, at the time of purchase, between $200 million and $7 billion and are publicly traded on a U.S. securities market (or whose market capitalization falls within the capitalization range of recognized small cap and mid cap indices);

      - securities convertible into common stock (such as convertible preferred stock and convertible bonds); and

      -     warrants.

The Small/Mid Cap Value Fund is a diversified portfolio of U.S. equity or equity related securities of small and mid cap companies that are deemed by the investment adviser to be undervalued as compared to such companies' profitability potential.

The CRM MID CAP VALUE FUND invests, under normal conditions, at least 80% of its total assets in a diversified portfolio of the following equity or equity-related securities:

      - common and preferred stocks of companies that have a market capitalization, at the time of purchase, equal to those in the Russell MidCap Value Index ("mid cap company") and are publicly traded on a U.S. securities market;

      - options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of mid cap companies; and

      -     warrants.

The market capitalization range of the Russell Midcap Value Index changes constantly; on May 31, 2005, the range was from $___ million to $___ billion.

The CRM LARGE CAP VALUE FUND invests, under normal conditions, at least 80% of its assets in a diversified portfolio of the following equity or equity-related securities:

      - common and preferred stocks of companies that have a market capitalization, at the time of purchase, equal to those in the Russell 1000 Value Index ("large cap company") and are publicly traded on a U.S. securities market;

      - options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of large cap companies;

      -     options on indices of the common stock of large cap companies; and

      - contracts for either the future delivery, or payment in respect of the future market value, of certain indices of the common stock of large cap companies; and

      -     options upon such futures contracts.

The market capitalization range of the Russell 1000 Value Index changes constantly; on May 31, 2005, the range was from $___ million to $___ billion.

With respect to all of the Funds, the equity securities of non-U.S. issuers, whose market capitalizations fall within the capitalization ranges set forth above or within the ranges of other recognized indices, that are publicly traded on The Nasdaq Stock Market or a U.S. securities exchange, including the New York Stock Exchange and the American Stock Exchange, will be eligible for investment under the Funds' primary investment strategies.

Each Fund may, without limit, invest in commercial paper and other money market instruments rated in one of the two highest rating categories by a nationally recognized statistical rating organization, in response to adverse market conditions, as a temporary defensive position. The result of this action may be that the Funds will be unable to achieve their respective investment objectives.

VALUE INVESTING. The Funds seek to invest in stocks that are less expensive than comparable companies, as determined by price-to-earnings ratios, price-to-cash flow ratios, asset value per share or other measures. Value investing therefore may offer the potential for capital appreciation as a stock gains favor among other investors and its price rises.

The investment adviser relies on selecting individual stocks and does not try to predict when the stock market might rise or fall. It seeks out stocks that are undervalued in the marketplace relative to the issuer's underlying profitability and, in some cases, neglected by financial analysts. The investment adviser evaluates the degree of analyst recognition by monitoring the number of analysts who follow a company and recommend its purchase or sale to investors.

THE INVESTMENT ADVISER'S PROCESS. The investment adviser starts by identifying early changes in a company's operations, finances or management. The investment adviser is attracted to companies that it believes will look different tomorrow
- operationally, financially, managerially - when compared to yesterday. This type of dynamic change often creates confusion and misunderstanding and may lead to a drop in a company's stock price. Examples of change include mergers, acquisitions, divestitures, restructurings, change of management, new market/product/means of production/distribution, regulatory change, etc. Once change is identified, the investment adviser evaluates the company on several levels. It analyzes:

      -     Financial models based principally upon projected cash flows;

      - The price of a company's stock in the context of what the market is willing to pay for stock of comparable companies and what a strategic buyer would pay for the whole company;

      -     The extent of management's ownership interest in a company; and

      - A company's market position by corroborating its observations and assumptions by meeting with management, customers and suppliers.

The investment adviser also evaluates the degree of recognition of a company by investors by monitoring the number of sell side analysts who closely follow a company and the nature of its shareholder base. Before deciding to purchase a stock, the investment adviser conducts an appropriate amount of business due diligence to corroborate its observations and assumptions.

The identification of change comes from a variety of sources including the extensive use of its own proprietary database as well as a computer screening process which is run using various criteria. In addition, the investment adviser has an extensive network of relationships with clients, other investors, and intermediaries such as national and regional brokerage firms. Members of the investment adviser's portfolio management team regularly meet with companies and sponsor annually more than 200 company/management meetings in its New York office.

By reviewing historical relationships and understanding the characteristics of a business, the investment adviser establishes valuation parameters using relative ratios or target prices. In its overall assessment, the investment adviser seeks stocks that it believes have a greater upside potential than downside risk over an 18 to 24 month holding period.

An important function of the investment adviser is to set a price target at which the stock will be sold when there has been no fundamental change in the investment case. In setting a target price for a stock, the investment adviser considers appreciation potential relative to risk over a two year period. The investment adviser constantly monitors the companies held by a Fund to determine if there have been any fundamental changes in the reasons that prompted the initial purchase of the stock. If significant changes for the better have not materialized, the stock generally will be sold. The initial investment case for stock purchase, which has been documented, is examined by the investment adviser's portfolio management team. A final decision on selling the stock is made after all such factors are analyzed.

PORTFOLIO TURNOVER. The frequency of transactions in fund shares and a Fund's turnover rate will vary from year to year depending on the market. A higher turnover rate increases transaction costs (i.e., brokerage commissions) and adverse tax consequences for a Fund's shareholders. With frequent trading activity, a greater proportion of any dividends paid out by a Fund will be characterized as ordinary income, which is taxed at higher rates than long-term capital gains. Such factors may have the effect of lowering overall fund performance. Under normal market conditions, the Large Cap Value and Small Cap Value Funds' turnover rate is expected to be less than 100%. Under normal market conditions, the Small/Mid Cap Value and Mid Cap Value Funds' annual turnover rate is expected to be less than 125% and 150%, respectively.

Each Fund also may use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information ("SAI").

ADDITIONAL RISK INFORMATION

The following is a list of certain risks that may apply to your investment in a Fund unless otherwise indicated. Further information about a Fund's investments is available in our SAI:

      - DERIVATIVES RISK: Some of the securities in which a Fund invests may be referred to as "derivatives" because their value depends on, or is derived from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of a Fund's total assets may be committed or exposed to derivative strategies.

      - FOREIGN COMPANY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country not normally associated with investing in the U.S. issuers.

      - LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

      - MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

      - OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

- SMALL AND MID CAP RISK: Small and mid cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small and mid cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of larger companies and therefore may involve greater risk than investing in larger companies. (Not applicable to CRM Large Cap Value Fund.)

- VALUATION RISK: The risk that a Fund has valued certain of its securities at a higher price than it can sell them.

- VALUE INVESTING RISK: The risk that a Fund's investment in securities believed to be undervalued in the marketplace relative to the issuer's underlying profitability, do not appreciate in value as anticipated.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance of each Fund for the past 5 fiscal years or since inception, if shorter. Certain information reflects financial results for a single Investor Share of a Fund. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and other distributions). This information has been audited by _______________, whose report, along with each Fund's financial statements (except the Small/Mid Cap Value Fund), is included in the Investor Shares' Annual Report, which is available, without charge, upon request. Financial highlights for the six-month (four-month in the case of the Small/Mid Cap Fund) period ended December 31, 2004 have not been audited.

SMALL CAP VALUE FUND - INVESTOR SHARES


                                             SIX-MONTH
                                            PERIOD ENDED
                                            DECEMBER 31,                       FOR THE FISCAL YEARS ENDED JUNE 30,
                                                2004          ---------------------------------------------------------------------
                                             (UNAUDITED)         2004           2003            2002           2001        2000+
                                            --------------    ---------     -----------      ---------      ----------   ----------
NET ASSET VALUE - BEGINNING OF PERIOD       $     26.34       $   19.77     $     21.00      $   21.93      $    16.26   $   14.94
                                            -----------       ---------     -----------      ---------      ----------   ---------
INVESTMENT OPERATIONS:
   Net investment income (loss) ..........        (0.05)(a)       (0.14)(a)       (0.07)(a)      (0.01)(a)        0.10       (0.13)
   Net realized and unrealized gain
     (loss) on investments ...............         2.37            6.71           (0.52)          0.66            6.40        1.45
                                            -----------       ---------     -----------      ---------      ----------   ---------
     Total from investment operations              2.32            6.57           (0.59)          0.65            6.50        1.32
                                            -----------       ---------     -----------      ---------      ----------   ---------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income ............           --              --           (0.02)         (0.10)          (0.02)         --
   From net realized gain on investments..        (2.36)             --           (0.62)         (1.48)          (0.81)         --
                                            -----------       ---------     -----------      ---------      ----------   ---------
     Total Distributions to Shareholders..        (2.36)             --           (0.64)         (1.58)          (0.83)         --
                                            -----------       ---------     -----------      ---------      ----------   ---------
NET ASSET VALUE - END OF YEAR ............  $     26.30       $   26.34     $     19.77      $   21.00      $    21.93   $   16.26
                                            ===========       =========     ===========      =========      ==========   =========

TOTAL RETURN .............................         9.01%(c)       33.23%          (2.26)%         3.21%          41.67%       8.84%

RATIOS/SUPPLEMENTAL DATA: (b)
Ratios to Average Net Assets:
   Expenses ..............................         1.21%(d)        1.22%           1.27%          1.26%           1.28%       1.42%
   Net investment income (loss),
     including reimbursement/waiver ......        (0.36)%(d)      (0.58)%         (0.39)%        (0.05)%          0.66%      (0.88)%
Portfolio turnover rate ..................           43%(c)          77%             74%            61%             90%         96%
Net assets at end of period (000's
   omitted) ..............................  $   295,618       $ 282,119     $   181,296      $ 215,820      $  134,778   $  69,351

-------------

+ Effective November 1, 1999, the CRM Funds - Small Cap Value Fund ("Predecessor Fund") was merged into the WT Mutual Fund - CRM Small Cap Value Fund. The financial highlights for periods prior to November 1, 1999 reflect the performance of the Predecessor Fund.

(a) The net investment loss per share was calculated using average shares outstanding method.

(b) For the period November 1, 1999 to December 31, 2004, the Fund operated as a feeder-fund in a master-feeder structure. During this period, the ratios to average net assets include expenses allocated from the master fund, WT Investment Trust I - Small Cap Value Series (the "Series"), and the portfolio turnover reflects the investment activity of the Series.

SMALL/MID CAP VALUE FUND - INVESTOR SHARES

                                                                                   FOR THE PERIOD
                                                                                SEPTEMBER 1, 2004 (a)
                                                                                      THROUGH
                                                                                  DECEMBER 31, 2004
                                                                                    (UNAUDITED)
                                                                                ---------------------
NET ASSET VALUE - BEGINNING OF PERIOD....................................           $   10.00
                                                                                    ---------
INVESTMENT OPERATIONS:
   Net investment income (loss)..........................................               (0.03)(b)
   Net realized and unrealized gain (loss) on investments................                1.68
                                                                                    ---------
     Total from investment operations....................................                1.65
                                                                                    ---------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income............................................                  --
   From net realized gain on investments.................................                  --
                                                                                    ---------
     Total Distributions to Shareholders.................................                  --
                                                                                    ---------
NET ASSET VALUE - END OF YEAR............................................           $   11.65
                                                                                    =========

TOTAL RETURN.............................................................               16.50%(c)

RATIOS/SUPPLEMENTAL DATA: (b)
Ratios to Average Net Assets:
   Expenses..............................................................                1.50%(d)
   Net investment income (loss), including reimbursement/waiver..........                4.46%(d)
   Net investment income (loss), including reimbursement/waiver..........
Portfolio turnover rate..................................................                  43%(c)
Net assets at end of period (000's omitted)..............................           $ 295,618

--------------
(a)   Commencement of operations.

(b) The net investment income per share was calculated using average shares outstanding method.

(c)   Not annualized.

(d)   Annualized.

MID CAP VALUE FUND - INVESTOR SHARES


                                                  SIX-MONTH
                                                 PERIOD ENDED                FOR THE FISCAL YEARS                     PERIOD
                                                 DECEMBER 31,                   ENDED JUNE 30,                         ENDED
                                                     2004        ---------------------------------------------        JUNE 30,
                                                 (UNAUDITED)         2004              2003            2002           2001 (a)
                                                 -----------     -----------       -----------     -----------      -----------
NET ASSET VALUE - BEGINNING OF PERIOD .........  $     23.73     $     17.57       $     17.85     $     18.15      $     14.84
                                                 -----------     -----------       -----------     -----------      -----------
INVESTMENT OPERATIONS:
   Net investment income (loss) ...............         0.09           (0.02)(b)          0.01           (0.04)(b)         0.07
   Net realized and unrealized gain (loss)
   on investments .............................         3.01            6.20             (0.21)           0.92             3.87
                                                 -----------     -----------       -----------     -----------      -----------
     Total from investment operations .........         3.10            6.18             (0.20)           0.88             3.94
                                                 -----------     -----------       -----------     -----------      -----------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income .................        (0.09)          (0.02)               --           (0.03)           (0.06)
   From net realized gain on investments ......        (1.06)             --             (0.08)          (1.15)           (0.57)
                                                 -----------     -----------       -----------     -----------      -----------
     Total Distributions to Shareholders ......        (1.15)          (0.02)            (0.08)          (1.18)           (0.63)
                                                 -----------     -----------       -----------     -----------      -----------
NET ASSET VALUE - END OF PERIOD ...............  $     25.68     $     23.73       $     17.57     $     17.85      $     18.15
                                                 ===========     ===========       ===========     ===========      ===========

TOTAL RETURN ..................................        13.14%(c)       35.22%            (1.07)%          4.82%           27.30%(c)

RATIOS/SUPPLEMENTAL DATA
   Ratios to Average Net Assets: (e)
    Expenses, including reimbursement/waiver ..         1.20%(d)        1.28%             1.37%           1.37%            1.50%(d)
    Expenses, excluding reimbursement/waiver ..         1.20%(d)        1.28%             1.40%           1.43%            1.88%(d)
    Net investment income (loss), including
      reimbursement/waiver ....................         0.72%(d)       (0.10)%            0.04%          (0.25)%           0.31%(d)
Portfolio turnover rate .......................           64%(c)         152%              142%            143%             163%
Net assets at end of period (000's omitted) ...  $   367,734     $   136,994       $    42,554     $    48,086      $    11,954

-------------
(a) For the period September 20, 2000 (inception of Investor Share class) through June 30, 2001.

(b) The net investment loss per share was calculated using average shares outstanding method.

(c)   Not Annualized.

(d)   Annualized.

(e) For the period November 1, 1999 to December 31, 2004, the Fund operated as a feeder-fund in a master-feeder structure. During this period, the ratios to average net assets include expenses allocated from the master fund, WT Investment Trust I - Mid Cap Value Series (the "Series"), and the portfolio turnover reflects the investment activity of the Series.

LARGE CAP VALUE FUND - INVESTOR SHARES

                                                   SIX-MONTH
                                                 PERIOD ENDED
                                                  DECEMBER 31,                  FOR THE FISCAL YEARS ENDED JUNE 30,
                                                      2004       ----------------------------------------------------------------
                                                  (UNAUDITED)       2004         2003          2002          2001         2000+
                                                 -------------   ----------   ----------    ----------    ----------   ----------
NET ASSET VALUE - BEGINNING OF PERIOD            $    11.03      $     9.54   $     9.50    $    12.60    $    11.63   $    12.17
                                                 ----------      ----------   ----------    ----------    ----------   ----------
INVESTMENT OPERATIONS:
   Net investment income .....................         0.06            0.05         0.04          0.01          0.03           --(a)
   Net realized and unrealized gain (loss)
     on investments ..........................         1.04            1.46         0.01         (3.08)         0.95        (0.37)
                                                 ----------      ----------   ----------    ----------    ----------   ----------
     Total from investment operations ........         1.10            1.51         0.05         (3.07)         0.98        (0.37)
                                                 ----------      ----------   ----------    ----------    ----------   ----------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income ................        (0.04)          (0.02)       (0.01)        (0.03)        (0.01)          --(a)
   From net realized gain on investments .....           --              --           --            --            --        (0.17)
                                                 ----------      ----------   ----------    ----------    ----------   ----------
     Total Distributions to Shareholders .....        (0.04)          (0.02)       (0.01)        (0.03)        (0.01)       (0.17)
                                                 ----------      ----------   ----------    ----------    ----------   ----------
NET ASSET VALUE - END OF PERIOD ..............   $    12.09      $    11.03   $     9.54    $     9.50    $    12.60   $    11.63
                                                 ==========      ==========   ==========    ==========    ==========   ==========
TOTAL RETURN .................................         9.98%(c)       15.90%        0.53%       (24.42)%        8.43%       (2.85)%

RATIOS/SUPPLEMENTAL DATA: (b)

Ratios to Average Net Assets:
   Expenses, including reimbursement/waiver ..         1.42%(d)        1.49%        1.50%         1.50%         1.50%        1.44%
   Expenses, excluding reimbursement/waiver ..         1.71%(d)        1.97%        2.90%         2.36%         2.28%        2.35%
   Net investment income, including ..........         1.07%(d)
     reimbursement/waiver ....................                         0.45%        0.49%         0.09%         0.24%        0.05%
Portfolio turnover rate ......................            9%(c)          26%          87%          100%          109%         136%
Net assets at end of period (000's omitted) ..   $   17,118      $   14,635   $    8,776    $    6,828    $    7,817   $    7,941

--------------
+ Effective November 1, 1999, the CRM Funds - Large Cap Value Fund ("Predecessor Fund") was merged into the WT Mutual Fund - CRM Large Cap Value Fund. The financial highlights for periods prior to November 1, 1999 reflect the performance of the Predecessor Fund.

(a)   Less than $0.01 per share.

(b) For the period November 1, 1999 to December 31, 2004, the Fund operated as a feeder-fund in a master-feeder structure. During this period, the ratios to average net assets include expenses allocated from the master fund, WT Investment Trust I - Large Cap Value Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.

MANAGEMENT OF THE FUND

The Board of Trustees of the Funds has oversight responsibility of the management, activities and affairs of the Funds and has approved contracts with various financial organizations to provide, among other services, the day-to-day management required by a Fund and its shareholders.

INVESTMENT ADVISER

Cramer Rosenthal McGlynn, LLC, ("CRM" or the "Adviser"), 520 Madison Avenue, New York, New York 10022, serves as the investment adviser to each Fund. As the Funds' investment adviser, CRM has the overall responsibility for directing the Funds' investments. CRM and its predecessors have managed equity investments for mutual funds, corporate pension plans, educational, community, religious and private endowments and foundations as well as for individuals, in a value oriented style across a broad range of market capitalizations, and has been in business for more than thirty years. As of March 31, 2005, CRM had over $[5.8] billion of assets under management.

For the twelve months ended June 30, 2004, CRM received investment advisory fees of 0.75%, 0.75% and 0.51% as a percentage of average daily net assets, for the Small Cap Value Fund, the Mid Cap Value Fund and the Large Cap Value Fund, respectively. The Small/Mid Cap Value Fund pays a monthly advisory fee to CRM at the annual rate of 0.75% of the average daily net assets.

The Adviser may make payments to dealers, financial intermediaries or service providers out of its own resources, including revenue from the advisory fees received from the Fund. These payments may be made to compensate the recipient for marketing support services and/or shareholder service activities.

PORTFOLIO MANAGEMENT

The day-to-day management of the Small Cap Value Fund, the Small/Mid Cap Value Fund, the Mid Cap Value Fund and the Large Cap Value Fund is shared by a team of individuals employed by CRM. Ronald H. McGlynn and Jay B. Abramson are responsible for the overall management of each Fund. In addition, James P. Stoeffel and Terry Lally are leaders of the team responsible for the management of the Small Cap Value Fund; Brendan Hartman and Adam Starr are leaders of the team responsible for the management of the Small/Mid Cap Value Fund; and Jay B. Abramson and Robert L. Rewey, III are leaders of the team responsible for the management of the Mid Cap Value Fund; David A Tillson is the leader of the team responsible for the management of the Large Cap Value Fund.

Each team member's business experience and educational background is as follows:

RONALD H. MCGLYNN is a co-founder, the Chief Executive Officer and the President of CRM with over 35 years of investment experience. Prior to founding CRM, he was a portfolio manager and an investment research analyst for Standard & Poor's InterCapital, Chase Manhattan Bank and Oppenheimer & Company. Mr. McGlynn earned a B.A. from Williams College and an M.B.A. from Columbia University Business School.

JAY B. ABRAMSON is an Executive Vice President and the Director of Research at CRM. Mr. Abramson joined CRM in 1985 and has the overall responsibility for our investment research team. Mr. Abramson received a B.S.E. and J.D. from the University of Pennsylvania Wharton School and Law School, respectively.

JAMES P. STOEFFEL joined CRM as a Vice President in March 2001 and is responsible for portfolio management and investment research. Prior to joining CRM, Mr. Stoeffel was the Director of Research at Palisade Capital Management from March 1999 to March 2001. Prior to that, he was Vice President in the Emerging Growth Stocks Research Group at Salomon Smith Barney from March 1993 to March 1999. Mr. Stoeffel earned a B.A. from Washington & Lee University and an M.B.A from New York University's Stern School of Business.

KEVIN M. CHIN is a Vice President at CRM. He joined CRM in 1989, and is a senior research analyst responsible for investment research and portfolio management. Formerly, Mr. Chin was a financial analyst for the Mergers and Acquisitions Department of Morgan Stanley and a risk arbitrager with The First Boston Corporation. He received a B.S. from Columbia University School of Engineering & Applied Science.

ROBERT L. REWEY III, CFA joined CRM as a Vice President in January 2003. His primary role at CRM is as a senior research analyst in our investment research group. For the previous eight years, Mr. Rewey was a portfolio manager/senior analyst at Sloate, Weisman, Murray & Co., Inc., a boutique money management firm. He earned a B.A. from the Carroll School of Management, Boston College and an M.B.A. from Fuqua School of Business, Duke University.

ADAM L. STARR joined CRM in 1999 and is a Vice President. His primary role is as a senior research analyst and portfolio manager in our investment group. Prior to joining CRM, he was a partner and portfolio manager at Weiss, Peck & Greer, LLC. Previously he was an analyst and portfolio manager at Charter Oak Partners and First Manhattan Company. Mr. Starr received a B.A. from Clark University and an M.B.A. from Columbia University.

CARL D. BROWN joined CRM in 1999 and is a Vice President. Carl's primary role is as a research analyst in our investment group. Previously, Mr. Brown was a tax consultant and CPA at KPMG Peat Marwick. He earned a B.A. from the University of Pennsylvania and an M.B.A. from New York University's Stern School of Business.

BRENDAN J. HARTMAN joined CRM in 2001 and is a Vice President. Brendan's primary role is as a senior research analyst in our investment group. Prior to joining CRM, Mr. Hartman was a research analyst at Donaldson, Lufkin & Jenrette and Salomon Brothers. His other work experience includes Latin American Telecom Analyst at Smith New Court, and Latin American Telecom & Latin American Metal & Mining Analyst at HSBC/James Capel. He earned a B.A. from Lehigh University and an M.B.A. from New York University's Stern School of Business.

TERRY LALLY, CFA joined CRM in 2000 and is a Vice President. Terry's primary role is as a senior research analyst in our investment group. Previously, Mr. Lally spent nine years at The Prudential working in US small cap and emerging market equity analysis, corporate finance, and equity trading. Terry earned a B.B.A. from the University of Notre Dame and an M.B.A. from Harvard University.

MICHAEL J. CAPUTO joined CRM in September 2002 as a research analyst. Prior to CRM, he was a Vice President in Corporate Finance at Morgan Stanley. Prior to that, he worked in Corporate Finance at Lehman Brothers from August 1998 to March 2000 and at Dillon Reed from August 1996 to August 1998. Mr. Caputo has earned a B.A. from the University of Notre Dame and an M.B.A. from the Wharton School.

DAVID A. TILLSON joined CRM as a Senior Vice President and President of CRM's Private Client Group in October 2002. Prior to joining CRM, Mr. Tillson served as a Managing Director for U.S. Trust Company of New York. At U.S. Trust, he served as Head of Personal Investments in New York, responsible for the Wealth Management Group, Wealth Advisory and Domestic Equity Trading. Mr. Tillson received his B.A. from Brown University and his M.B.A. from the Stern School of Business at New York University.

SERVICE PROVIDERS

The chart below provides information on the Funds' primary service providers.

Asset                                                                                  Shareholder
Management                                                                             Services

          INVESTMENT ADVISER                                                                  TRANSFER AGENT

     Cramer Rosenthal McGlynn, LLC                                                               PFPC Inc.
          520 Madison Avenue                                                                  760 Moore Road
          New York, NY 10022                                                             King of Prussia, PA 19406

                                                                                            Handles shareholder
                                                                                            services, including
                                                                                             recordkeeping and
                                                                                          statements, payment of
    Manages each Fund' business and                                                    distributions and processing
        investment activities.                                                           of buy and sell requests.

                                                     CRM SMALL CAP VALUE FUND
                                                   CRM SMALL/MID CAP VALUE FUND
                                                    CRM MID CAP VALUE FUND CRM
                                                       LARGE CAP VALUE FUND

Fund                                                                                   Asset
Operations                                                                             Safe Keeping

           ADMINISTRATOR AND
           ACCOUNTING AGENT                                                                    CUSTODIAN

               PFPC Inc.                                                                Wilmington Trust Company
         301 Bellevue Parkway                                                           l100 North Market Street
         Wilmington, DE 19809                                                             Wilmington, DE 19890

                                                                                              SUB-CUSTODIAN
  Provides facilities, equipment and
 personnel to carry out administrative                                                     PFPC Trust Company
   services related to each Fund and                                                     8800 Tinicum Boulevard
calculates each Fund's net asset value                                                   Philadelphia, PA 19153
          and distributions.
                                                                                       Holds each Fund's and each
                                                                                        Fund' assets, settles all
                                                                                          portfolio trades and
                                                                                          collects most of the
                                                                                       valuation data required for
                                                                                       calculating each Fund's and
                                                                                       each Fund' net asset value
                                                                                               per share.

                                            Distribution

                                                           DISTRIBUTOR

                                               Professional Funds Distributor, LLC
                                                          760 Moore Road
                                                    King of Prussia, PA 19406

                                                 Distributes each Fund's shares.

SHAREHOLDER INFORMATION

PRICING OF SHARES

Each Fund values its assets based on current market values when such values are available. These prices normally are supplied by a pricing service. Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC determines the daily NAV. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities.

Securities that do not have a readily available current market value are valued in good faith using procedures adopted by the Board of Trustees. When a Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. The Funds' policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Funds' procedures may not accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

PFPC Inc. determines the NAV per share of each Fund as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern time), on each business day (i.e., a day that the Exchange and the transfer agent are open for business). The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent. The NAV is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund. Shares will only be priced on business days.

PURCHASE OF SHARES

Fund shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in a Fund's Investor Shares is $2,500 ($2,000 for IRAs or automatic investment plans). The Funds, in their sole discretion, may waive the minimum initial amount to establish certain Investor Share accounts. Additional investments for the Small/Mid Cap Value Fund may be made in any amount. The minimum additional investment for the CRM Large Cap Value Fund, the CRM Mid Cap Value Fund and the CRM Small Cap Value Fund accounts is $100. You may purchase shares as specified below.

You may also purchase shares if you are a client of a broker or other financial institution that has made contractual arrangements to offer the Fund (a "Third Party"). The policies and fees charged by a Third Party may be different than those charged by a Fund. Banks, brokers, retirement plans and financial advisers may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution or retirement plan for further information.

BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to CRM Funds, indicating the name of the Fund, along with a completed application (provided with this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

REGULAR MAIL:                      OVERNIGHT MAIL:

CRM Funds                          CRM Funds
c/o PFPC Inc.                      c/o PFPC Inc.
P.O. Box 9812                      760 Moore Road
Providence, RI 02940               King of Prussia, PA 19406

BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) CRM-2883 before making a purchase by wire, and if making an initial purchase, to also obtain an account number. Once you have an account number, you should instruct your bank to wire funds to:

            PFPC Trust Company
            c/o PNC Bank
            Philadelphia, PA
            ABA #031-0000-53
            DDA #86-1282-2896
            Attention: CRM Funds

Be sure to include your account number, the Fund name and your name. If you make an initial purchase by wire, you must promptly forward a completed application to the transfer agent at the address above. If you are making a subsequent purchase, the wire should also indicate your Fund account number.

ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day.

Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders. The Funds will not accept third party checks.

It is the responsibility of the Third Party to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

For information on other ways to purchase shares, including through an individual retirement account (IRA), or an automatic investment plan, please refer to our SAI.

REDEMPTION OF SHARES

You may sell your shares on any business day. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. There is no fee when Fund shares are redeemed. It is the responsibility of the Third Party to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. If you purchased your shares through an account with a Third Party, you should contact the Third Party for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. Your written instructions must include the Fund name, your Fund account numbers, your printed name and your signature and should be mailed with your signature guarantee to:

                 REGULAR MAIL:                 OVERNIGHT MAIL:

                 CRM Funds                     CRM Funds
                 c/o PFPC Inc.                 c/o PFPC Inc.
                 P.O. Box 9812                 760 Moore Road
                 Providence, RI 02940          King of Prussia, PA 19406

BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so, however, there are risks. The Funds have safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine, in order to mitigate the risk of fraudulent acts. If such procedures are followed, you will bear the risk of any losses.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Fund account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the bank account that you have designated to receive amounts redeemed at any time. Any request to change the bank account designated to receive redemption proceeds should be accompanied by a signature guarantee. A signature and a signature guarantee are required for each person in whose name the bank account is registered. Further documentation will be required to change the designated bank account when a corporation, other organization, trust, fiduciary or other institutional investor holds a Fund's shares.

If shares to be redeemed represent a recent investment made by check, each Fund reserves the right to withhold the redemption proceeds until it has reasonable grounds to believe that the check has been collected (which could take up to 10 days).

SMALL ACCOUNTS: If the value of your investment in a Fund falls below $2,500 for Investor Share accounts ($2,000 for IRAs or automatic investment plans), a Fund may ask you to increase your balance. If the account value is still below $2,500 after 60 days, a Fund may close your account and send you the proceeds. A Fund will not close your account if it falls below $2,500 solely as a result of a reduction in your account's market value.

REDEMPTIONS IN KIND: The Funds reserve the right to make redemptions "in kind" -- payments of redemption proceeds in portfolio securities rather than cash -- if the amount redeemed is large enough to affect a Fund's operations (for example, if it represents more than 1% of a Fund's assets).

EXCHANGE OF SHARES

You may exchange all or a portion of your shares in a Fund for Investor Shares of another CRM fund.

Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

Exchange transactions will be subject to the minimum initial investment and other requirements of the fund into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $2,500 for Investor Share accounts.

To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in an account with a Third Party, contact the Third Party. The Funds may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of Investor Shares to be acquired through such exchange may be legally made.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of Fund shares can disrupt the management of the Fund, negatively affect the Fund's performance, and increase expenses for all Fund shareholders. In particular, frequent trading can
(i) force a Fund's portfolio managers to hold larger cash positions than desired instead of fully investing the Fund, which can result in lost investment opportunities; (ii) cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example some small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders using arbitrage strategies can dilute a Fund's NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase shares of the Funds.

The Board of Trustees of the Funds has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares. The Funds' policy is intended to discourage excessive trading in a Fund's shares that may harm long-term investors and to make reasonable efforts to detect and deter excessive trading. The Funds reserve the right to reject any purchase order or exchange request at any time and for any reason, without prior written notice. The Funds may, in certain circumstances, reverse a transaction determined to be abusive. The Funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the revocation of exchange privileges, the Funds may consider an investor's trading history in any of the Funds, including the person's trading history in any accounts under a person's common ownership or control.

The Funds will generally monitor trading activity within a 90-day period. The Funds may consider trading activity over a longer period than 90 days and may take into account market conditions, the number of trades and the amount of the trades in making such determinations. In applying these policies, the Funds consider the information available to them at the time and may consider trading activity in multiple account under common ownership, control or influence.

When excessive or short-term trading is detected, the party involved may be banned from future trading in the Funds. Judgments related to the rejection of purchase and the banning of future trades are inherently subjective and involve some selectivity in their application. The Adviser will seek to make judgments and applications that are consistent with the interests of the Funds' shareholders.

The Funds' policies for deterring excessive trading in Fund shares are intended to be applied uniformly to all Fund shareholders to the extent practicable. Some Intermediaries, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds. Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Funds are substantially limited in their ability to identify or deter Excessive Traders or other abusive traders. The transfer agent for the Funds will use its best efforts to obtain the cooperation of Intermediaries to identify Excessive Traders and to prevent or limit abusive trading activity, to the extent practicable. Nonetheless, the Funds' ability to identify and deter frequent purchases and redemptions of a Fund's shares through omnibus accounts is limited, and the Funds' success in accomplishing the objectives of the policies concerning excessive trading in Fund shares in this context depends significantly upon the cooperation of the Intermediaries, which may have adopted their own policies regarding excessive trading which are different than those of the Funds.

DIVIDENDS AND DISTRIBUTIONS

As a shareholder of a Fund, you are entitled to dividends and other distributions arising from net investment income and net realized gains, if any, earned on the investments held by the Funds. Dividends and distributions, if any, are declared and paid annually to you. Each Fund expects to distribute any net realized gains once a year.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional Fund shares unless you have elected to receive the distributions in cash.

TAXES

FEDERAL INCOME TAXES: As long as a Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While each Fund may invest in securities that earn interest exempt from Federal income tax, the Funds invest primarily in taxable securities. Each Fund will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

Dividends you receive from a Fund, whether reinvested in Fund shares or taken as cash, are generally taxable to you as ordinary income. Distributions of a Fund's net capital gain whether reinvested in Fund shares or taken as cash, are taxable to you as long-term capital gain, when designated as such, regardless of the length of time you have held your shares. You should be aware that if Fund shares are purchased shortly before the record date for any dividend or capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution. Each Fund anticipates the distribution of net investment income.

It is a taxable event for you if you sell or exchange shares of a Fund. Depending on the initial purchase price of the shares being sold or exchanged and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

STATE AND LOCAL INCOME TAXES: You should consult your tax advisor concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding those considerations appears in our SAI. You are urged to consult your tax advisor regarding the effects of an investment on your tax situation.

DISTRIBUTION ARRANGEMENTS

Professional Funds Distributor, LLC (the "Distributor") manages the Funds' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares. The Adviser may pay brokers, financial intermediaries or service providers an amount calculated as a percentage of assets held by customers of the recipient. Please contact your broker, financial intermediary or service provider for details about payments it may receive.

SHAREHOLDER SERVICE FEES

The Board of Trustees has adopted a shareholder service plan authorizing each Fund to pay shareholder service providers an annual fee not exceeding 0.25% of a Fund's average daily net assets of its Investor Shares, to compensate shareholder service providers who maintain a service relationship with shareholders of the Fund's Investor Shares. Service activities provided by service providers under this plan include (a) establishing and maintaining shareholders accounts and records, (b) answering shareholders inquiries, (c) assisting in share purchases and redemptions, (d) providing statements and reports to shareholders, and (e) providing other services requested by shareholders of Investor Shares. The Adviser may also provide services to certain accounts holding Investor Shares and receive the applicable shareholder service fee.

SHARE CLASSES

The CRM Small Cap Value Fund, CRM Mid Cap Value Fund and CRM Large Cap Value Fund each issue Investor, Institutional and Retail Share classes. The CRM Small/Mid Cap Value Fund issues Investor and Institutional Share classes. Each class has different minimum investment requirements, fees and expenses. Not all classes of a Fund are currently operational. Investors investing $2,500 or more may purchase Investor Shares. Other investors investing $1,000 or more may purchase Retail Shares (except for the CRM Small/Mid Cap Value Fund). Institutional Shares are offered only to those investors who invest in a Fund through an intermediary (i.e. broker) or through a consultant and who invest $1,000,000 or more, or where related accounts total $1,000,000 or more when combined. Unlike the Retail and Investor Shares, the Institutional Shares are not subject to a shareholder service fee. The Retail Shares are subject to a Rule 12b-1 distribution fee.

                                    GLOSSARY

CAP:

"Cap" is short for market capitalization which refers to the market value of all of a company's common stock on the stock market.

FUNDAMENTAL POLICY:

An investment policy that may not be changed or deviated from without shareholder approval.

FUND EXPENSES:

Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder distribution, administration and custody services.

INDEX:

An index is a broad measure of the market performance of a specific group of securities in a particular market, or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

INVESTMENT ADVISER:

The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees oversees the investment adviser (as well as all service providers) and establishes policies that the investment adviser must follow in its management activities.

MUTUAL FUND:

A mutual fund pools shareholders' money and, using a professional investment manager, invests it in securities like stocks and bonds. Each Fund is a separate mutual fund.

NET ASSET VALUE OR "NAV":

NAV = Assets - Liabilities
      --------------------
      Outstanding Shares

NET INVESTMENT INCOME:

Net investment income consists of interest and dividends earned by a mutual fund on its investments less accrued expenses.

VALUE FUNDS:

Value funds primary invest in the common stock that are considered by the investment adviser to be undervalued in the marketplace relative to the issuer's underlying profitability, or rather a company's stock price does not reflect the value of the company.

                              FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS: These reports contain performance data and information on the Funds' holdings and operating results for the Funds' most recently completed fiscal year or half-year. The annual report also includes a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides additional technical and legal descriptions of the Funds' policies, investment restrictions, risks, and business structure, including a description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio security holdings. The information in the SAI is incorporated into this prospectus by this reference.

Copies of these documents and answers to questions about the Funds may be obtained without charge by contacting:

      CRM Funds
      c/o PFPC Inc.
      760 Moore Road
      King of Prussia, Pennsylvania 19406
      (800) CRM-2883
      9:00 a.m. to 5:00 p.m., Eastern time

The Funds' SAI and annual and semi-annual reports are also available, free of charge, through the Funds' website at www.crmfunds.com.

Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Funds may be viewed or downloaded from the EDGAR database on the SEC's Internet site at http://www.sec.gov.

FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800) CRM-2883.

The investment company registration number is 811-08648.

                            CRM SMALL CAP VALUE FUND
                          CRM SMALL/ MID CAP VALUE FUND
                             CRM MID CAP VALUE FUND
                            CRM LARGE CAP VALUE FUND

                                OF WT MUTUAL FUND

                              INSTITUTIONAL SHARES

         SUPPLEMENT DATED JULY 1, 2005 TO PROSPECTUS DATED JULY 1, 2005

                CRM SMALL CAP VALUE FUND CLOSED TO NEW INVESTORS

      The investment adviser of the CRM Small Cap Value Fund (the "Fund"), Cramer Rosenthal McGlynn, LLC ("CRM") monitors the total assets of the Fund and may recommend that the Fund be closed to new investors due to concerns that an increase in the asset size of the Fund may adversely affect the Fund's ability to achieve its investment objective. On May 1, 2004, pursuant to CRM's recommendation, the Fund was closed to new investors, and since that time, shares of the Fund are only being offered to:

      (i) persons who hold shares of the Fund directly or through accounts maintained by brokers pursuant to arrangements with CRM and the WT Mutual Fund;

      (ii) persons who are advisory or trust clients of CRM or Wilmington Trust Company ("Wilmington Trust");

      (iii) persons who are clients of consultants/intermediaries that had a relationship with CRM on May 1, 2004; and

      (iv) trustees, directors, officers and employees of CRM, the Fund, Wilmington Trust and their affiliates, and their respective spouses, parents and children.

      In connection with the closing of the Fund to new investors, the ability of shareholders of the other CRM Funds to exchange shares of other CRM Funds for shares of the Fund has also been suspended.

          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                            CRM SMALL CAP VALUE FUND
                          CRM SMALL/MID CAP VALUE FUND
                             CRM MID CAP VALUE FUND
                            CRM LARGE CAP VALUE FUND

                              INSTITUTIONAL SHARES

                          PROSPECTUS DATED JULY 1, 2005

This prospectus gives vital information about the CRM Small Cap Value Fund, the CRM Small/Mid Cap Value Fund, the CRM Mid Cap Value Fund and the CRM Large Cap Value Fund of WT Mutual Fund, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

LIKE ALL MUTUAL FUND SHARES, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

                                TABLE OF CONTENTS

A look at the goals, strategies,     FUND DESCRIPTIONS
risks, expenses and financial           Summary.......................................................             2
history of each Fund.                   Performance Information.......................................             4
                                        Fees and Expenses.............................................            10
                                        Investment Objectives.........................................            12
                                        Primary Investment Strategies.................................            12
                                        Additional Risk Information...................................            15
                                        Financial Highlights..........................................            17

Details about the service            MANAGEMENT OF THE FUNDS
providers.                              Investment Adviser............................................            19
                                        Service Providers.............................................            22

Policies and instructions for        SHAREHOLDER INFORMATION
opening, maintaining and                Pricing of Shares.............................................            23
closing an account in any of            Purchase of Shares............................................            24
the Funds.                              Redemption of Shares..........................................            25
                                        Exchange of Shares............................................            27
                                        Dividends and Distributions...................................            27
                                        Taxes.........................................................            28

Details on the Funds'                DISTRIBUTION ARRANGEMENTS
share classes                           Share Classes.................................................            29

                                     GLOSSARY.........................................................            30

                                     FOR MORE INFORMATION.............................................    BACK COVER

For information about key terms and concepts, please refer to the "Glossary."

FUND DESCRIPTIONS

                            CRM SMALL CAP VALUE FUND
                          CRM SMALL/MID CAP VALUE FUND
                             CRM MID CAP VALUE FUND
                            CRM LARGE CAP VALUE FUND

                              Institutional Shares

SUMMARY

Investment Objectives  The SMALL CAP VALUE FUND, SMALL/MID CAP VALUE FUND, MID
                       CAP VALUE FUND AND LARGE CAP VALUE FUND each seek to achieve long-term capital appreciation.

Investment Focus       Equity (or equity related) securities

Share Price            High
Volatility

Principal               -   The SMALL CAP VALUE FUND invests, under normal
Investment                  circumstances, at least 80% of its assets in a
Strategies                  diversified portfolio of equity or equity related
                            securities of companies with market capitalizations at the time of initial purchase equal to those in the Russell 2000 Value Index ("small cap companies") and are publicly traded on a U.S. securities market.

                        - The SMALL/MID CAP VALUE FUND invests, under normal circumstances, at least 80% of its assets in a diversified portfolio of equity or equity related securities of companies with a market capitalization at the time of purchase of between $200 million and $7 billion and are publicly traded on a U.S. securities market. The Small/Mid Cap Value Fund may also purchase equity securities issued by companies whose market capitalization falls within the capitalization range of recognized small cap or mid cap indices.

                        - The MID CAP VALUE FUND invests, under normal circumstances, at least 80% of its assets in a diversified portfolio of equity or equity related securities of companies with market capitalizations at the time of initial purchase equal to those in the Russell Midcap Value Index ("mid cap companies") and are publicly traded on a U.S. securities market.

                        - The LARGE CAP VALUE FUND invests, under normal circumstances, at least 80% of its assets in a diversified portfolio of equity or equity related securities of companies with market capitalizations at the time of initial purchase equal to those in the Russell 1000 Value Index ("large cap companies") and are publicly traded on a U.S. securities market.

Principal Risks             The Funds are subject to the risks summarized below
                            and further described under "ADDITIONAL RISK
                            INFORMATION."

                        - It is possible to lose money by investing in a Fund. There is no guarantee that the securities that a Fund holds will increase in value.

                        - A Fund's share price will fluctuate in response to changes in the market value of a Fund's underlying investments. Market value changes result from business developments affecting an issuer as well as general market and economic conditions.

                        - A value-oriented investment approach is subject to the risk that a security believed to be undervalued does not appreciate in value as anticipated.

                        - Small and mid cap companies may be more vulnerable than large cap companies to adverse business or economic developments, and their securities may be less liquid and more volatile than securities of larger companies.

                        - The performance of a Fund will depend on whether or not the investment adviser is successful in pursuing the Fund's investment strategy.

Investor Profile       Investors who want the value of their investment to grow
                       and who are willing to accept more volatility for the possibility of higher returns.

PERFORMANCE INFORMATION

CRM SMALL CAP VALUE FUND

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Small Cap Value Fund's Institutional Shares by showing changes in the Fund's performance from calendar year to calendar year and by showing how the Fund's average annual total returns for one and five years and since inception, both before and after taxes, compare with those of the Russell 2000 Value Index, and the Russell 2000 Index, broad based measures of market performance. This performance information includes performance of the Fund's predecessor, the CRM Funds - Small Cap Value Fund, for the period prior to November 1, 1999. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

           ANNUAL TOTAL RETURNS FOR THE CALENDAR YEARS SINCE INCEPTION

                               [PERFORMANCE GRAPH]

Performance Years             Returns
      1999                      11.45%
      2000                      18.38%
      2001                      26.47%
      2002                     -17.60%
      2003                      48.69%
      2004                      18.11%

        Calendar Year-to-Date Total Return as of March 31, 2005: (3.03)%

   BEST QUARTER                                    WORST QUARTER
      27.38%                                          (19.28)%
 (June 30, 2003)                                (September 30, 2002)

SMALL CAP VALUE FUND

INSTITUTIONAL SHARES

                                                                                                       SINCE INCEPTION
AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04                                       1 YEAR    5 YEARS   (JANUARY 28, 1998)
Before Taxes                                                                      18.11%     16.72%         11.78%
After Taxes on Distributions (1)                                                  15.65%     15.20%         10.73%
After Taxes on Distributions and Sales of Shares (1)                              12.65%     13.86%          9.80%
RUSSELL 2000 VALUE INDEX (reflects no deduction for fees, expenses or taxes) (2)   ____%      ____%          ____%
RUSSELL 2000 INDEX (reflects no deduction for fees, expenses or taxes) (3)         ____%      ____%          ____%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The Russell 2000 Value Index is the Fund's benchmark. The Russell 2000 Value Index measures the performance of those companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values.

(3) The Russell 2000 Index is an unmanaged, capitalization weighted index of 2000, small capitalization U.S. companies.

CRM SMALL/MID CAP VALUE FUND

The Small/Mid Cap Value Fund commenced operations on September 1, 2004 and, therefore, does not yet have performance information for a full calendar year.

CRM MID CAP VALUE FUND

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Mid Cap Value Fund's Institutional Shares by showing changes in the Fund's performance from calendar year to calendar year and by showing how the Fund's average annual total returns for one year, five years and since inception, both before and after taxes, compare with those of the Russell Midcap Value Index and the Russell Midcap Index, broad based measures of market performance. This performance information includes performance of the Fund's predecessor, the CRM Funds - Mid Cap Value Fund, for the period prior to November 1, 1999. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

           ANNUAL TOTAL RETURNS FOR THE CALENDAR YEARS SINCE INCEPTION

                               [PERFORMANCE GRAPH]

Performance Years             Returns
      1999                       4.57%
      2000                      55.55%
      2001                      19.42%
      2002                     -16.67%
      2003                      41.92%
      2004                      24.98%

        Calendar Year-to-Date Total Return as of March 31, 2005: (0.27)%

    BEST QUARTER                                        WORST QUARTER
       24.87%                                              (16.68)%
(December 31, 2001)                                  (September 30, 2002)

MID CAP VALUE FUND

INSTITUTIONAL SHARES

                                                                                                        SINCE INCEPTION
AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04                                          1 YEAR   5 YEARS   (JANUARY 6, 1998)
Before Taxes                                                                         24.98%    22.38%          17.39%
After Taxes on Distributions (1)                                                     23.40%    21.10%          16.44%
After Taxes on Distributions and Sales of Shares (1)                                 16.52%    19.05%          14.93%
RUSSELL MIDCAP VALUE INDEX (reflects no deduction for fees, expenses or taxes) (2)    ____%     ____%           ____%
RUSSELL MIDCAP INDEX (reflects no deduction for fees, expenses or taxes) (3)          ____%     ____%           ____%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The Russell Midcap Value Index is the Fund's benchmark. The Russell Midcap Value Index measures the performance of those companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values.

(3) The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents the performance of the 1,000 largest companies in the U.S. equity market.

CRM LARGE CAP VALUE FUND

As of the date of this prospectus, the Institutional Shares of the CRM Large Cap Value Fund have not commenced operations. The bar chart and the performance table below illustrate the risks and volatility of an investment in the Large Cap Value Fund by showing changes in the performance of the Fund's Investor Shares from calendar year to calendar year and by showing how the Investor Share's average annual total returns for one year, five years and since inception, both before and after taxes, compare with those of the Russell 1000 Value Index and the S&P 500 Index, broad based measures of market performance. This performance information includes performance of the Fund's predecessor, the CRM Funds - Large Cap Value Fund, for the period prior to November 1, 1999. Investor Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Institutional Shares do not have the same expenses. Total return of the Fund would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

          ANNUAL TOTAL RETURNS FOR THE CALENDAR YEARS SINCE INCEPTION*

                               [PERFORMANCE GRAPH]

Performance Years             Returns
      1999                      -5.39%
      2000                      18.28%
      2001                      -5.63%
      2002                     -28.40%
      2003                      25.04%
      2004                      14.55%

        Calendar Year-to-Date Total Return as of March 31, 2005: (1.32)%

 BEST QUARTER                                WORST QUARTER
     17.78%                                     (19.16)%
(June 30, 2003)                           (September 30, 2002)

LARGE CAP VALUE FUND

INVESTOR SHARES

                                                                                                       SINCE INCEPTION
AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04*                                       1 YEAR   5 YEARS   (AUGUST 25, 1998)
Before Taxes                                                                       14.55%     2.74%          3.56%
After Taxes on Distributions (1)                                                   14.42%     2.67%          3.36%
After Taxes on Distributions and Sales of Shares (1)                                9.46      2.31%          2.94%
RUSSELL 1000 VALUE INDEX (reflects no deduction for fees, expenses or taxes) (2)    ____%     ____%          ____%
S&P 500 INDEX (reflects no deduction for fees, expenses or taxes) (3)               ____%     ____%          ____%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The Russell 1000 Value Index is the Fund's benchmark. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 98% of the investable equity market.

(3) The S&P 500 Index is the Standard and Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

* Performance shown is not for Institutional Shares, but for Investor Shares that are not offered in this prospectus. Investor Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Institutional Shares do not have the same expenses.

FEES AND EXPENSES

The table below shows the fees and expenses that you may pay if you buy and hold Institutional Shares of a Fund. No sales charges or other fees are paid directly from your investment.

INSTITUTIONAL SHARES

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (1)

SMALL CAP VALUE FUND
Management fees                              0.75%
Distribution (12b-1) fees                    None
Other expenses                               0.18%
TOTAL ANNUAL OPERATING EXPENSES              0.93%

SMALL/MID CAP VALUE FUND
Management fees                              0.75%
Distribution (12b-1) fees                    None
Other expenses(1)                            1.37%
TOTAL ANNUAL OPERATING EXPENSES              2.12%
Fee waiver(2)(3)                            (0.87)%
Net expenses(2)(3)                           1.25%

MID CAP VALUE FUND
Management fees                              0.75%
Distribution (12b-1) fees                    None
Other expenses                               0.11%
TOTAL ANNUAL OPERATING EXPENSES              0.86%

LARGE CAP VALUE FUND
Management fees                              0.55%
Distribution (12b-1) fees                    None
Other expenses                               0.67%
TOTAL ANNUAL OPERATING EXPENSES              1.22%
Fee waiver(3)                               (0.07)%
Net expenses(3)                            _ 1.15%

-------------------------
(1)   Other expenses are based on estimated amounts for the current fiscal year.

(2) The investment adviser has a contractual obligation to waive a portion of its fees through November 1, 2007 and to assume certain expenses of the Fund to the extent that the total annual operating expenses exceed 1.25% of average net assets.

(3) The administrator and accounting agent has a contractual obligation to waive certain flat rate fees associated with the Funds where a Class' average daily net assets is below $25 million through September 2007. As a percentage of average net assets for the month ended March 31, 2005, these fees have been estimated to equal 0.21% for the Small/Mid Cap Fund and 0.07% for the Large Cap Value Fund, respectively.

EXAMPLE

This Example is intended to help you compare the cost of investing in Institutional Shares of a Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

      -     you reinvested all dividends and other distributions;

      -     the average annual return was 5%;

      - each Fund's total operating expenses (reflecting applicable contractual fee waivers and expense reimbursement arrangements) are charged and remain the same over the time periods; and

      -     you redeemed all of your investment at the end of each time period.

Although your actual costs may be higher or lower based on these assumptions, your costs would be:

INSTITUTIONAL SHARES

                                    1 YEAR       3 YEARS     5 YEARS   10 YEARS
Small Cap Value Fund                 $  95         $296        $515     $1,143
Small/Mid Cap Value Fund             $ 127         $492         N/A        N/A
Mid Cap Value Fund                   $  89         $278        $482     $1,073
Large Cap Value Fund                 $ 117         $373        $657     $1,468

The above example is for comparison purposes only and is not a representation of a Fund's actual expenses and returns, either past or future of Institutional Shares of a Fund.

INVESTMENT OBJECTIVES

The CRM Large Cap Value Fund, CRM Mid Cap Value Fund, CRM Small/Mid Cap Value Fund, and CRM Small Cap Value Fund each seek to achieve long-term capital appreciation.

The investment objectives of the CRM Large Cap Value Fund, CRM Mid Cap Value Fund and CRM Small Cap Value Fund may not be changed without shareholder approval. The investment objective of CRM Small/Mid Cap Value Fund may be changed by the Board of Trustees upon 60 days' written notice to shareholders.

There is no guarantee that a Fund will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES

The CRM SMALL CAP VALUE FUND invests, under normal conditions, at least 80% of its total assets in a diversified portfolio of the following equity or equity-related securities:

      - common and preferred stocks of companies that have a market capitalization, at the time of purchase, equal to those in the Russell 2000 Value Index ("small cap company");

      - options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of small cap companies; and

      -     warrants.

The market capitalization range of the Russell 2000 Value Index changes constantly; on May 31, 2005, the range was from $______ million to $____ billion.

The CRM SMALL/MID CAP VALUE FUND invests, under normal conditions, at least 80% of its assets in a diversified portfolio of the following equity or equity related securities:

      - common and preferred stocks of companies that are judged by the investment adviser to be undervalued in the marketplace relative to underlying profitability and have a market capitalization, at the time of purchase, between $___ million and $___ billion and are publicly traded on a U.S. securities market (or whose market capitalization falls within the capitalization range of recognized small cap and mid cap indices);

      - securities convertible into common stock (such as convertible preferred stock and convertible bonds); and

      -     warrants.

The Small/Mid Cap Value Fund is a diversified portfolio of U.S. equity or equity related securities of small and mid cap companies that are deemed by the investment adviser to be undervalued as compared to such companies' profitability potential.

The CRM MID CAP VALUE FUND invests, under normal conditions, at least 80% of its total assets in a diversified portfolio of the following equity or equity-related securities:

      - common and preferred stocks of companies that have a market capitalization, at the time of purchase, equal to those in the Russell MidCap Value Index ("mid cap company") and are publicly traded on a U.S. securities market;

      - options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of mid cap companies; and

      -     warrants.

The market capitalization range of the Russell Midcap Value Index changes constantly; on May 31, 2005, the range was from $___ million to $___ billion.

The CRM LARGE CAP VALUE FUND invests, under normal conditions, at least 80% of its assets in a diversified portfolio of the following equity or equity-related securities:

      - common and preferred stocks of companies that have a market capitalization, at the time of purchase, equal to those in the Russell 1000 Value Index ("large cap company") and are publicly traded on a U.S. securities market;

      - options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of large cap companies;

      -     options on indices of the common stock of large cap companies; and

      - contracts for either the future delivery, or payment in respect of the future market value, of certain indices of the common stock of large cap companies; and

      -     options upon such futures contracts.

The market capitalization range of the Russell 1000 Value Index changes constantly; on May 31, 2005, the range was from $___ million to $___ billion.

With respect to all of the Funds, the equity securities of non-U.S. issuers, whose market capitalizations fall within the capitalization ranges set forth above or within the ranges of other recognized indices, that are publicly traded on The Nasdaq Stock Market or a U.S. securities exchange, including the New York Stock Exchange and the American Stock Exchange, will be eligible for investment under the Funds' primary investment strategies.

Each Fund may, without limit, invest in commercial paper and other money market instruments rated in one of the two highest rating categories by a nationally recognized statistical rating organization, in response to adverse market conditions, as a temporary defensive position. The result of this action may be that the Funds will be unable to achieve their respective investment objectives.

VALUE INVESTING. The Funds seek to invest in stocks that are less expensive than comparable companies, as determined by price-to-earnings ratios, price-to-cash flow ratios, asset value per share or other measures. Value investing therefore may offer the potential for capital appreciation as a stock gains favor among other investors and its price rises.

The investment adviser relies on selecting individual stocks and does not try to predict when the stock market might rise or fall. It seeks out stocks that are undervalued in the marketplace relative to the issuer's underlying profitability and, in some cases, neglected by financial analysts. The investment adviser evaluates the degree of analyst recognition by monitoring the number of analysts who follow a company and recommend its purchase or sale to investors.

THE INVESTMENT ADVISER'S PROCESS. The investment adviser starts by identifying early changes in a company's operations, finances or management. The investment adviser is attracted to companies that it believes will look different tomorrow
- operationally, financially, managerially - when compared to yesterday. This type of dynamic change often creates confusion and misunderstanding and may lead to a drop in a company's stock price. Examples of change include mergers, acquisitions, divestitures, restructurings, change of management, new market/product/means of production/distribution, regulatory change, etc. Once change is identified, the investment adviser evaluates the company on several levels. It analyzes:

      -     Financial models based principally upon projected cash flows;

      - The price of a company's stock in the context of what the market is willing to pay for stock of comparable companies and what a strategic buyer would pay for the whole company;

      -     The extent of management's ownership interest in a company; and

      - A company's market position by corroborating its observations and assumptions by meeting with management, customers and suppliers.

The investment adviser also evaluates the degree of recognition of a company by investors by monitoring the number of sell side analysts who closely follow a company and the nature of its shareholder base. Before deciding to purchase a stock, the investment adviser conducts an appropriate amount of business due diligence to corroborate its observations and assumptions.

The identification of change comes from a variety of sources including the extensive use of its own proprietary database as well as a computer screening process which is run using various criteria. In addition, the investment adviser has an extensive network of relationships with clients, other investors, and intermediaries such as national and regional brokerage firms. Members of the investment adviser's portfolio management team regularly meet with companies and sponsor annually more than 200 company/management meetings in its New York office.

By reviewing historical relationships and understanding the characteristics of a business, the investment adviser establishes valuation parameters using relative ratios or target prices. In its overall assessment, the investment adviser seeks stocks that it believes have a greater upside potential than downside risk over an 18 to 24 month holding period.

An important function of the investment adviser is to set a price target at which the stock will be sold when there has been no fundamental change in the investment case. In setting a target price for a stock, the investment adviser considers appreciation potential relative to risk over a two year period. The investment adviser constantly monitors the companies held by a Fund to determine if there have been any fundamental changes in the reasons that prompted the initial purchase of the stock. If significant changes for the better have not materialized, the stock generally will be sold. The initial investment case for stock purchase, which has been documented, is examined by the investment adviser's portfolio management team. A final decision on selling the stock is made after all such factors are analyzed.

PORTFOLIO TURNOVER. The frequency of transactions in fund shares and a Fund's turnover rate will vary from year to year depending on the market. A higher turnover rate increases transaction costs (i.e., brokerage commissions) and adverse tax consequences for a Fund's shareholders. With frequent trading activity, a greater proportion of any dividends paid out by a Fund will be characterized as ordinary income, which is taxed at higher rates than long-term capital gains. Such factors may have the effect of lowering overall fund performance. Under normal market conditions, the Large Cap Value and Small Cap Value Funds' turnover rate is expected to be less than 100%. Under normal market conditions, the Small/Mid Cap Value and Mid Cap Value Funds' annual turnover rate is expected to be less than 125% and 150%, respectively.

Each Fund also may use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information ("SAI").

ADDITIONAL RISK INFORMATION

The following is a list of certain risks that may apply to your investment in a Fund unless otherwise indicated. Further information about a Fund's investments is available in our SAI:

      - DERIVATIVES RISK: Some of the securities in which a Fund invests may be referred to as "derivatives" because their value depends on, or is derived from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of a Fund's total assets may be committed or exposed to derivative strategies.

      - FOREIGN COMPANY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country not normally associated with investing in the U.S. issuers.

      - LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

      - MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

      - OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

      - SMALL AND MID CAP RISK: Small and mid cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small and mid cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of larger companies and therefore may involve greater risk than investing in larger companies. (Not applicable to CRM Large Cap Value Fund.)

      - VALUATION RISK: The risk that a Fund has valued certain of its securities at a higher price than it can sell them.

      - VALUE INVESTING RISK: The risk that a Fund's investment in securities believed to be undervalued in the marketplace relative to the issuer's underlying profitability, do not appreciate in value as anticipated.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance of a Fund for the past 5 fiscal years or since inception, if shorter. The Institutional Shares of the CRM Large Cap Value Fund have not commenced operations as of the date of this prospectus. Certain information reflects financial results for a single Institutional Share of a Fund. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and other distributions). Financial highlights for the fiscal years ended June 30, 2000, 2001, 2002, 2003 and 2004 have been audited by _________________________, whose report, along with each Fund's financial statements, is included in the Institutional Shares' Annual Report, which is available, without charge, upon request. Financial highlights for the six month (four month in the case of the Small/Mid Cap Fund) period ended December 31, 2004, and have not been audited.

                                                                       MID CAP VALUE FUND - INSTITUTIONAL SHARES
                                                              ------------------------------------------------------------
                                                               SIX MONTH
                                                              PERIOD ENDED
                                                              DECEMBER 31,       FOR THE FISCAL YEARS ENDED JUNE 30,
                                                                  2004       ---------------------------------------------
                                                              (UNAUDITED)      2004        2003       2002        2001      2000+
                                                              ------------   --------    --------    -------     ------    -------
NET ASSET VALUE - BEGINNING OF PERIOD......................       23.97      $  17.70    $  17.93    $ 18.19    $ 13.25    $ 11.13
                                                              ---------      --------    --------    -------    -------    -------
INVESTMENT OPERATIONS:
   Net investment income...................................        0.11          0.03(a)     0.04(a)      --(a)      0.09       0.05
   Net realized and unrealized gain (loss) on                      3.06
      investments..........................................                      6.26       (0.19)      0.92       5.48       2.09
                                                              ---------      --------    --------    -------    -------    -------
      Total from investment operations.....................        3.17          6.29       (0.15)      0.92       5.57       2.14
                                                              ---------      --------    --------    -------    -------    -------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income..............................       (0.09)        (0.02)         --      (0.03)     (0.06)     (0.02)
   From net realized gain on investments...................       (1.06)           --       (0.08)     (1.15)     (0.57)        --
                                                              ---------      --------    --------    -------    -------    -------
      Total Distributions to Shareholders..................       (1.15)        (0.02)      (0.08)     (1.18)     (0.63)     (0.02)
                                                              ---------      --------    --------    -------    -------    -------

NET ASSET VALUE - END OF PERIOD............................   $   25.99      $  23.97    $  17.70    $ 17.93    $ 18.19    $ 13.25
                                                              =========      ========    ========    =======    =======    =======

TOTAL RETURN...............................................       13.30%(c)     35.58%      (0.78)%     5.04%     42.88%     19.30%

RATIOS/SUPPLEMENTAL DATA (b)
Ratios to Average Net Assets:
      Expenses, including reimbursement/waiver.............        0.95%(d)      1.01%       1.12%      1.14%      1.15%      1.15%
      Expenses, excluding reimbursement/waiver.............        0.95%(d)      1.01%       1.12%      1.16%      1.53%      2.20%
      Net Investment income, including
         reimbursement/waiver..............................        0.92%(d)      0.16%       0.29%      0.03%      0.66%      0.44%
Portfolio turnover rate....................................          64%(c)       152%        142%       143%       163%       274%
Net assets at end of period (000's omitted)................   $ 611,935      $337,365    $125,891    $94,391    $38,823    $18,573

----------

+ Effective November 1, 1999, The CRM Funds - Mid Cap Value ("Predecessor Fund") was merged into the WT Mutual Fund - CRM Mid Cap Value Fund. The financial highlights for periods prior to November 1, 1999 reflect the performance of the Predecessor Fund.

(a) The net investment income per share was calculated using average shares outstanding method.

(b) For the period November 1, 1999 to December 31, 2004, the Fund operated as a feeder fund in a master-feeder structure. During this period, the ratios to average net assets include expenses allocated from the master fund, WT Investment Trust I - Mid Cap Value Series (the "Series"), and the portfolio turnover reflects the investment activity of the Series.

(c)   Not annualized.

(d) Annualized.

                                                                            SMALL/MID CAP
                                                                             VALUE FUND-
                                                                            INSTITUTIONAL
                                                                               SHARES
                                                                           ----------------
                                                                            FOR THE PERIOD
                                                                              SEPTEMBER 1,
                                                                           2004 (a) THROUGH
                                                                             DECEMBER 31,
                                                                                 2004
                                                                              (UNAUDITED)
                                                                           ----------------
NET ASSET VALUE - BEGINNING OF PERIOD................................           $   10.00
                                                                                ---------
INVESTMENT OPERATIONS:
   Net investment income (loss)......................................               (0.01)(b)
   Net realized and unrealized gain (loss) on investments............                1.67
                                                                                ---------
      Total from investment operations...............................                1.66
                                                                                ---------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income........................................                   -
   From net realized gain on investments.............................                   -
                                                                                ---------
      Total distributions to shareholders............................                   -
                                                                                ---------
NET ASSET VALUE - END OF PERIOD......................................           $   11.66
                                                                                =========
TOTAL RETURN.........................................................               16.60%(c)

RATIOS/SUPPLEMENTAL DATA(a)
Ratios to average net assets:
   Expenses, including reimbursement/waiver..........................                1.25%(d)
   Expenses, including reimbursement/waiver..........................                4.50%(d)
   Net Investment income (loss), including reimbursement/waiver......               (0.22)%(d)
Portfolio turnover rate..............................................                  37%(c)
Net assets at end of year (000's omitted)............................           $   3,962

--------------------
(a)   Commencement of operations.

(b) The net investment loss per share was calculated using average shares outstanding method.

(c)   Not annualized.

(d)   Annualized.

                                                                     SMALL CAP VALUE FUND - INSTITUTIONAL SHARES
                                                         --------------------------------------------------------------------

                                                          SIX MONTH
                                                         PERIOD ENDED
                                                         DECEMBER 31,           FOR THE FISCAL YEARS ENDED JUNE 30,
                                                             2004      ------------------------------------------------------
                                                          (UNAUDITED)    2004         2003         2002      2001      2000+
                                                         ------------  --------     --------     --------  --------  --------
NET ASSET VALUE - BEGINNING OF PERIOD..................  $  27.03      $  20.24     $  21.42     $  22.29  $  16.49  $  15.11
                                                         --------      --------     --------     --------  --------  --------
INVESTMENT OPERATIONS:
   Net investment income (loss)........................     (0.01)(a)     (0.08)(a)    (0.03)(a)     0.04      0.16     (0.09)
   Net realized and unrealized gain (loss)
      on investments...................................      2.43          6.87        (0.51)        0.67      6.47      1.47
                                                         --------      --------     --------     --------  --------  --------
      Total from investment operations.................      2.42          6.79        (0.54)        0.71      6.63      1.38
                                                         --------      --------     --------     --------  --------  --------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income..........................         -             -        (0.02)       (0.10)    (0.02)        -
   From net realized gain on investments...............     (2.36)            -        (0.62)       (1.48)    (0.81)        -
                                                         --------      --------     --------     --------  --------  --------
      Total Distributions to Shareholders..............     (2.36)            -        (0.64)       (1.58)    (0.83)        -
                                                         --------      --------     --------     --------  --------  --------

NET ASSET VALUE - END OF PERIOD........................  $  27.09      $  27.03     $  20.24     $  21.42  $  22.29  $  16.49
                                                         ========      ========     ========     ========  ========  ========

TOTAL RETURN...........................................      9.15%(c)     33.55%       (1.98)%       3.43%    41.88%     9.13%

RATIOS/SUPPLEMENTAL DATA
Ratios to average net assets: (b)
   Expenses............................................      0.96%(d)      0.97%        1.02%        1.00%     1.02%     1.09%
      Net Investment income (loss), including
      reimbursement/waiver.............................     (0.08)(d)     (0.32)%      (0.15)%       0.22%     0.92%    (0.56)%
Portfolio turnover rate................................        43%(c)        77%          74%          61%       90%       96%
Net assets at end of period (000's omitted)............  $463,552      $361,660     $197,955     $198,131  $163,285  $104,562

----------

+ Effective November 1, 1999, The CRM Funds - Small Cap Value Fund ("Predecessor Fund") was merged into the WT Mutual Fund - CRM Small Cap Value Fund. The financial highlights for periods prior to November 1, 1999 reflect the performance of the Predecessor Fund.

(a) The net investment loss per share was calculated using average shares outstanding method.

(b) For the period November 1, 1999 to December 31, 2004, the Fund operated as a feeder fund in a master-feeder structure. During this period, the ratios to average net assets include expenses allocated from the master fund, WT Investment Trust I - Mid Cap Value Series (the "Series"), and the portfolio turnover reflects the investment activity of the Series.

(c)   Not annualized.

(d)   Annualized.

MANAGEMENT OF THE FUND

The Board of Trustees of the Funds has oversight responsibility of the management, activities and affairs of the Funds and has approved contracts with various financial organizations to provide, among other services, the day-to-day management required by a Fund and its shareholders.

INVESTMENT ADVISER

Cramer Rosenthal McGlynn, LLC, ("CRM" or the "Adviser"), 520 Madison Avenue, New York, New York 10022, serves as the investment adviser to each Fund. As the Funds' investment adviser, CRM has the overall responsibility for directing the Funds' investments. CRM and its predecessors have managed equity investments for mutual funds, corporate pension plans, educational, community, religious and private endowments and foundations as well as for individuals, in a value oriented style across a broad range of market capitalizations, and has been in business for more than thirty years. As of March 31, 2005, CRM had over $[5.8] billion of assets under management.

For the twelve months ended June 30, 2004, CRM received investment advisory fees of 0.75%, 0.75% and 0.51% as a percentage of average daily net assets, for the Small Cap Value Fund, the Mid Cap Value Fund and the Large Cap Value Fund, respectively. The Small/Mid Cap Value Fund pays a monthly advisory fee to CRM at the annual rate of 0.75% of the average daily net assets.

The Adviser may make payments to dealers, financial intermediaries or service providers out of its own resources, including revenue from the advisory fees received from the Fund. These payments may be made to compensate the recipient for marketing support services and/or shareholder service activities.

PORTFOLIO MANAGEMENT

The day-to-day management of the Small Cap Value Fund, the Small/Mid Cap Value Fund, the Mid Cap Value Fund and the Large Cap Value Fund is shared by a team of individuals employed by CRM. Ronald H. McGlynn and Jay B. Abramson are responsible for the overall management of each Fund. In addition, James P. Stoeffel and Terry Lally are leaders of the team responsible for the management of the Small Cap Value Fund; Brendan Hartman and Adam Starr are leaders of the team responsible for the management of the Small/Mid Cap Value Fund; and Jay B. Abramson and Robert L. Rewey, III are leaders of the team responsible for the management of the Mid Cap Value Fund; David A Tillson is the leader of the team responsible for the management of the Large Cap Value Fund.

RONALD H. MCGLYNN is a co-founder, the Chief Executive Officer and the President of CRM with over 35 years of investment experience. Prior to founding CRM, he was a portfolio manager and an investment research analyst for Standard & Poor's InterCapital, Chase Manhattan Bank and Oppenheimer & Company. Mr. McGlynn earned a B.A. from Williams College and an M.B.A. from Columbia University Business School.

JAY B. ABRAMSON is an Executive Vice President and the Director of Research at CRM. Mr. Abramson joined CRM in 1985 and has the overall responsibility for our investment research team. Mr. Abramson received a B.S.E. and J.D. from the University of Pennsylvania Wharton School and Law School, respectively.

JAMES P. STOEFFEL joined CRM as a Vice President in March 2001 and is responsible for portfolio management and investment research. Prior to joining CRM, Mr. Stoeffel was the Director of Research at Palisade Capital Management from March 1999 to March 2001. Prior to that, he was Vice President in the Emerging Growth Stocks Research Group at Salomon Smith Barney from March 1993 to March 1999. Mr. Stoeffel earned a B.A. from Washington & Lee University and an M.B.A from New York University's Stern School of Business.

KEVIN M. CHIN is a Vice President at CRM. He joined CRM in 1989, and is a senior research analyst responsible for investment research and portfolio management. Formerly, Mr. Chin was a financial analyst for the Mergers and Acquisitions Department of Morgan Stanley and a risk arbitrager with The First Boston Corporation. He received a B.S. from Columbia University School of Engineering & Applied Science.

ROBERT L. REWEY III, CFA joined CRM as a Vice President in January 2003. His primary role at CRM is as a senior research analyst in our investment research group. For the previous eight years, Mr. Rewey was a portfolio manager/senior analyst at Sloate, Weisman, Murray & Co., Inc., a boutique money management firm. He earned a B.A. from the Carroll School of Management, Boston College and an M.B.A. from Fuqua School of Business, Duke University.

ADAM L. STARR joined CRM in 1999 and is a Vice President. His primary role is as a senior research analyst and portfolio manager in our investment group. Prior to joining CRM, he was a partner and portfolio manager at Weiss, Peck & Greer, LLC. Previously he was an analyst and portfolio manager at Charter Oak Partners and First Manhattan Company. Mr. Starr received a B.A. from Clark University and an M.B.A. from Columbia University.

CARL D. BROWN joined CRM in 1999 and is a Vice President. Carl's primary role is as a research analyst in our investment group. Previously, Mr. Brown was a tax consultant and CPA at KPMG Peat Marwick. He earned a B.A. from the University of Pennsylvania and an M.B.A. from New York University's Stern School of Business.

BRENDAN J. HARTMAN joined CRM in 2001 and is a Vice President. Brendan's primary role is as a senior research analyst in our investment group. Prior to joining CRM, Mr. Hartman was a research analyst at Donaldson, Lufkin & Jenrette and Salomon Brothers. His other work experience includes Latin American Telecom Analyst at Smith New Court, and Latin American Telecom & Latin American Metal & Mining Analyst at HSBC/James Capel. He earned a B.A. from Lehigh University and an M.B.A. from New York University's Stern School of Business.

TERRY LALLY, CFA joined CRM in 2000 and is a Vice President. Terry's primary role is as a senior research analyst in our investment group. Previously, Mr. Lally spent nine years at The

Prudential working in US small cap and emerging market equity analysis, corporate finance, and equity trading. Terry earned a B.B.A. from the University of Notre Dame and an M.B.A. from Harvard University.

MICHAEL J. CAPUTO joined CRM in September 2002 as a research analyst. Prior to CRM, he was a Vice President in Corporate Finance at Morgan Stanley. Prior to that, he worked in Corporate Finance at Lehman Brothers from August 1998 to March 2000 and at Dillon Reed from August 1996 to August 1998. Mr. Caputo has earned a B.A. from the University of Notre Dame and an M.B.A. from the Wharton School.

DAVID A. TILLSON joined CRM as a Senior Vice President and President of CRM's Private Client Group in October 2002. Prior to joining CRM, Mr. Tillson served as a Managing Director for U.S. Trust Company of New York. At U.S. Trust, he served as Head of Personal Investments in New York, responsible for the Wealth Management Group, Wealth Advisory and Domestic Equity Trading. Mr. Tillson received his B.A. from Brown University and his M.B.A. from the Stern School of Business at New York University.

SERVICE PROVIDERS

The chart below provides information on the Funds' primary service providers.

Asset                                                                             Shareholder
Management                                                                        Services

          INVESTMENT ADVISER                                                               TRANSFER AGENT

     Cramer Rosenthal McGlynn, LLC                                                            PFPC Inc.
          520 Madison Avenue                                                               760 Moore Road
          New York, NY 10022                                                          King of Prussia, PA 19406

                                                                                         Handles shareholder
                                                                                         services, including
                                                                                          recordkeeping and
                                                                                       statements, payment of
    Manages each Fund' business and                                                 distributions and processing
        investment activities.                                                        of buy and sell requests.

                                              CRM SMALL CAP VALUE FUND
                                             CRM SMALL/MID CAP VALUE FUND
                                          CRM MID CAP VALUE FUND CRM LARGE CAP
                                                       VALUE FUND

Fund                                                                              Asset
Operations                                                                        Safe Keeping

           ADMINISTRATOR AND
           ACCOUNTING AGENT                                                                    CUSTODIAN
                                                                                       Wilmington Trust Company
                                                                                       l100 North Market Street
               PFPC Inc.                                                                 Wilmington, DE 19890
         301 Bellevue Parkway
         Wilmington, DE 19809                                                                SUB-CUSTODIAN

                                                                                          PFPC Trust Company
  Provides facilities, equipment and                                                    8800 Tinicum Boulevard
 personnel to carry out administrative                                                  Philadelphia, PA 19153
   services related to each Fund and
calculates each Fund's net asset value                                                Holds each Fund's and each
          and distributions.                                                           Fund' assets, settles all
                                                                                         portfolio trades and
                                                                                         collects most of the
                                                                                      valuation data required for
                                                                                      calculating each Fund's and
                                                                                      each Fund' net asset value
                                                                                              per share.

                                          Distribution

                                                       DISTRIBUTOR

                                           Professional Funds Distributor, LLC
                                                      760 Moore Road
                                                King of Prussia, PA 19406

                                             Distributes each Fund's shares.

SHAREHOLDER INFORMATION

PRICING OF SHARES

Each Fund values its assets based on current market values when such values are available. These prices normally are supplied by a pricing service. Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC determines the daily NAV. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities.

Securities that do not have a readily available current market value are valued in good faith using procedures adopted by the Board of Trustees. When a Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. The Funds' policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Funds' procedures may not accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing. PFPC Inc. determines the NAV per share of each Fund as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern time), on each business day (i.e., a day that the Exchange and the transfer agent are open for business). The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent. The NAV is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund. Shares will only be priced on business days.

PURCHASE OF SHARES

Fund shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in a Fund's Institutional Shares is $1,000,000. The Funds, in their sole discretion, may waive the minimum initial amount to establish certain Institutional Share accounts. Additional investment may be made in any amount. You may purchase shares as specified below.

You may also purchase shares if you are a client of a broker or other financial institution that has made contractual arrangements to offer the Fund (a "Third Party"). The policies and fees charged by a Third Party may be different than those charged by a Fund. Banks, brokers, retirement plans and financial advisers may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution or retirement plan for further information.

BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to CRM Funds, indicating the name of the Fund, along with a completed application (provided with this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

      REGULAR MAIL:             OVERNIGHT MAIL:

      CRM Funds                 CRM Funds
      c/o PFPC Inc.             c/o PFPC Inc.
      P.O. Box 9812             760 Moore Road
      Providence, RI 02940      King of Prussia, PA 19406

BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) CRM-2883 before making a purchase by wire, and if making an initial purchase, to also obtain an account number. Once you have an account number, you should instruct your bank to wire funds to:

      PFPC Trust Company
      c/o PNC Bank
      Philadelphia, PA
      ABA #031-0000-53
      DDA #86-1282-2896
      Attention: CRM Funds

Be sure to include your account number, the Fund name and your name. If you make an initial purchase by wire, you must promptly forward a completed application to the transfer agent at the address above. If you are making a subsequent purchase, the wire should also indicate your Fund account number.

ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day.

Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders. The Funds will not accept third party checks.

It is the responsibility of the Third Party to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

For information on other ways to purchase shares, including through an individual retirement account (IRA), or an automatic investment plan, please refer to our SAI.

REDEMPTION OF SHARES

You may sell your shares on any business day. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. There is no fee when Fund shares are redeemed. It is the responsibility of the Third Party to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. If you purchased your shares through an account with a Third Party, you should contact the Third Party for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. Your written instructions must include the Fund name, your Fund account numbers, your printed name and your signature and should be mailed with your signature guarantee to:

      REGULAR MAIL:                   OVERNIGHT MAIL:

      CRM Funds                       CRM Funds
      c/o PFPC Inc.                   c/o PFPC Inc.
      P.O. Box 9812                   760 Moore Road
      Providence, RI 02940            King of Prussia, PA 19406

BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so, however, there are risks. The Funds have safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine, in order to mitigate the risk of fraudulent acts. If such procedures are followed, you will bear the risk of any losses.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Fund account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the bank account that you have designated to receive amounts redeemed at any time. Any request to change the bank account designated to receive redemption proceeds should be accompanied by a signature guarantee. A signature and a signature guarantee are required for each person in whose name the bank account is registered. Further documentation will be required to change the designated bank account when a corporation, other organization, trust, fiduciary or other institutional investor holds a Fund's shares.

If shares to be redeemed represent a recent investment made by check, each Fund reserves the right to withhold the redemption proceeds until it has reasonable grounds to believe that the check has been collected (which could take up to 10 days).

SMALL ACCOUNTS: If the value of your investment in a Fund falls below $1,000,000 for Institutional Share accounts, a Fund may ask you to increase your balance. If the account value is still below $1,000,000 after 60 days, a Fund may close your account and send you the proceeds. A Fund will not close your account if it falls below $1,000,000 solely as a result of a reduction in your account's market value.

REDEMPTIONS IN KIND: The Funds reserve the right to make redemptions "in kind" -- payments of redemption proceeds in portfolio securities rather than cash -- if the amount redeemed is large enough to affect a Fund's operations (for example, if it represents more than 1% of a Fund's assets).

EXCHANGE OF SHARES

You may exchange all or a portion of your shares in a Fund for Institutional Shares of another CRM fund.

Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

Exchange transactions will be subject to the minimum initial investment and other requirements of the fund into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $1,000,000 for Institutional Share accounts.

To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in an account with a Third Party, contact the Third Party. The Funds may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of Institutional Shares to be acquired through such exchange may be legally made.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of Fund shares can disrupt the management of the Fund, negatively affect the Fund's performance, and increase expenses for all Fund shareholders. In particular, frequent trading can
(i) force a Fund's portfolio managers to hold larger cash positions than desired instead of fully investing the Fund, which can result in lost investment opportunities; (ii) cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example some small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders using arbitrage strategies can dilute a Fund's NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase shares of the Funds.

The Board of Trustees of the Funds has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares. The Funds' policy is intended to discourage excessive trading in a Fund's shares that may harm long-term investors and to make reasonable efforts to detect and deter excessive trading. The Funds reserve the right to reject any purchase order or exchange request at any time and for any reason, without prior written notice. The Funds may, in certain circumstances, reverse a transaction determined to be abusive. The Funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the revocation of exchange privileges, the Funds may consider an investor's trading history in any of the Funds, including the person's trading history in any accounts under a person's common ownership or control.

The Funds will generally monitor trading activity within a 90-day period. The Funds may consider trading activity over a longer period than 90 days and may take into account market conditions, the number of trades and the amount of the trades in making such determinations. In applying these policies, the Funds consider the information available to them at the time and may consider trading activity in multiple account under common ownership, control or influence.

When excessive or short-term trading is detected, the party involved may be banned from future trading in the Funds. Judgments related to the rejection of purchase and the banning of future trades are inherently subjective and involve some selectivity in their application. The Adviser will seek to make judgments and applications that are consistent with the interests of the Funds' shareholders.

The Funds' policies for deterring excessive trading in Fund shares are intended to be applied uniformly to all Fund shareholders to the extent practicable. Some Intermediaries, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds. Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Funds are substantially limited in their ability to identify or deter Excessive Traders or other abusive traders. The transfer agent for the Funds will use its best efforts to obtain the cooperation of Intermediaries to identify Excessive Traders and to prevent or limit abusive trading activity, to the extent practicable. Nonetheless, the Funds' ability to identify and deter frequent purchases and redemptions of a Fund's shares through omnibus accounts is limited, and the Funds' success in accomplishing the objectives of the policies concerning excessive trading in Fund shares in this context depends significantly upon the cooperation of the Intermediaries, which may have adopted their own policies regarding excessive trading which are different than those of the Funds.

DIVIDENDS AND DISTRIBUTIONS

As a shareholder of a Fund, you are entitled to dividends and other distributions arising from net investment income and net realized gains, if any, earned on the investments held by the Funds. Dividends and distributions, if any, are declared and paid annually to you. Each Fund expects to distribute any net realized gains once a year.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional Fund shares unless you have elected to receive the distributions in cash.

TAXES

FEDERAL INCOME TAXES: As long as a Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While each Fund may invest in securities that earn interest exempt from Federal income tax, the Funds invest primarily in taxable securities. Each Fund will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

Dividends you receive from a Fund, whether reinvested in Fund shares or taken as cash, are generally taxable to you as ordinary income. Distributions of a Fund's net capital gain whether reinvested in Fund shares or taken as cash, are taxable to you as long-term capital gain, when designated as such, regardless of the length of time you have held your shares. You should be aware that if Fund shares are purchased shortly before the record date for any dividend or capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution. Each Fund anticipates the distribution of net investment income.

It is a taxable event for you if you sell or exchange shares of a Fund. Depending on the initial purchase price of the shares being sold or exchanged and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

STATE AND LOCAL INCOME TAXES: You should consult your tax advisor concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding those considerations appears in our SAI. You are urged to consult your tax advisor regarding the effects of an investment on your tax situation.

DISTRIBUTION ARRANGEMENTS

Professional Funds Distributor, LLC (the "Distributor") manages the Funds' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares. The Adviser may pay brokers, financial intermediaries or service providers an amount calculated as a percentage of assets held by customers of the recipient. Please contact your broker, financial intermediary or service provider for details about payments it may receive.

SHARE CLASSES

The CRM Small Cap Value Fund, the CRM Mid Cap Value Fund and the CRM Large Cap Value Fund, each issue Investor, Institutional and Retail Share classes. The CRM Small/Mid Cap Value Fund issues Investor and Institutional Share classes. Each class has different minimum investment requirements, fees and expenses. Not all classes of a Fund are currently operational. Investors investing $2,500 or more may purchase Investor Shares. Institutional Shares are offered only to those investors who invest in a Fund through an intermediary (i.e. broker) or through a consultant and who invest $1,000,000 or more, or where related accounts total $1,000,000 or more when combined. Other investors investing $1,000 or more may purchase Retail Shares (except for the CRM Small/Mid Cap Value Fund). Unlike the Retail and Investor Shares, the Institutional Shares are not subject to a shareholder service fee. The Retail Shares are subject to a Rule 12b-1 distribution fee.

                                    GLOSSARY

CAP:

"Cap" is short for market capitalization which refers to the market value of all of a company's common stock on the stock market.

FUNDAMENTAL POLICY:

An investment policy that may not be changed or deviated from without shareholder approval.

FUND EXPENSES:

Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder distribution, administration and custody services.

INDEX:

An index is a broad measure of the market performance of a specific group of securities in a particular market, or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

INVESTMENT ADVISER:

The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees oversees the investment adviser (as well as all service providers) and establishes policies that the investment adviser must follow in its management activities.

MUTUAL FUND:

A mutual fund pools shareholders' money and, using a professional investment manager, invests it in securities like stocks and bonds. Each Fund is a separate mutual fund.

NET ASSET VALUE OR "NAV":

NAV = Assets - Liabilities
      --------------------
      Outstanding Shares

NET INVESTMENT INCOME:

Net investment income consists of interest and dividends earned by a mutual fund on its investments less accrued expenses.

VALUE FUNDS:

Value funds primary invest in the common stock that are considered by the investment adviser to be undervalued in the marketplace relative to the issuer's underlying profitability, or rather a company's stock price does not reflect the value of the company.

                              FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS: These reports contain performance data and information on the Funds' holdings and operating results for the Funds' most recently completed fiscal year or half-year. The annual report also includes a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides additional technical and legal descriptions of the Funds' policies, investment restrictions, risks, and business structure, including a description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio security holdings. The information in the SAI is incorporated into this prospectus by this reference.

Copies of these documents and answers to questions about the Funds may be obtained without charge by contacting:

      CRM Funds
      c/o PFPC Inc.
      760 Moore Road
      King of Prussia, Pennsylvania 19406
      (800) CRM-2883
      9:00 a.m. to 5:00 p.m., Eastern time

The Funds' SAI and annual and semi-annual reports are also available, free of charge, through the Funds' website at www.crmfunds.com.

Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Funds may be viewed or downloaded from the EDGAR database on the SEC's Internet site at http://www.sec.gov.

FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800) CRM-2883.

The investment company registration number is 811-08648.

                              ROXBURY MID CAP FUND

                          ROXBURY SMALL CAP GROWTH FUND

                             ROXBURY MICRO CAP FUND

                                OF WT MUTUAL FUND

                              INSTITUTIONAL SHARES

                          PROSPECTUS DATED JULY 1, 2005

      This prospectus contains important information about these mutual funds, including information on their investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

      Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a criminal offense.

TABLE OF CONTENTS



                                        FUND DESCRIPTIONS
A look at the goals, strategies,          Summary.........................................................   1
risks, expenses and financial             Performance Information.........................................   3
history of the Funds.                     Fees and Expenses...............................................   5
                                          Example.........................................................   6
                                          Investment Objectives...........................................   7
                                          Primary Investment Strategies...................................   7
                                          Additional Risk Information.....................................  10
                                          Financial Highlights............................................  12

Details about the service               MANAGEMENT OF THE FUNDS
providers.                                Investment Adviser..............................................  13
                                          Fund Managers...................................................  13
                                          Service Providers...............................................  17

Policies and instructions for           SHAREHOLDER INFORMATION
opening, maintaining and                  Pricing of Shares...............................................  18
closing an account in the Funds.          Purchase of Shares..............................................  18
                                          Redemption of Shares............................................  19
                                          Exchange of Shares..............................................  21
                                          Distributions...................................................  21
                                          Taxes...........................................................  22

Details on the Funds'                   DISTRIBUTION ARRANGEMENTS
share classes.                            Share Classes...................................................  22

                                        GLOSSARY..........................................................  23

                                        FOR MORE INFORMATION..............................................  24

For information about key terms and concepts, please refer to the "Glossary."

                              ROXBURY MID CAP FUND

                          ROXBURY SMALL CAP GROWTH FUND

                             ROXBURY MICRO CAP FUND

                              INSTITUTIONAL SHARES

                                FUND DESCRIPTIONS

SUMMARY

Investment Objectives   The ROXBURY MID CAP FUND (the "Mid Cap
                        Fund") seeks superior long-term growth of capital.

                        The ROXBURY SMALL CAP GROWTH FUND (the "Small Growth Cap Fund") and the ROXBURY MICRO CAP FUND (the "Micro Cap Fund") seek to achieve long-term capital appreciation.

Investment Focus        Equity (or related) securities

Share Price Volatility  High

Principal               The MID CAP FUND invests, under normal market
Investment Strategies   conditions, at least 80% of its assets in securities
                        of companies with market capitalizations, at the time of purchase, consistent with the capitalization ranges of the Russell Midcap and S&P MidCap 400 Indices.

                        The SMALL CAP GROWTH FUND invests, under normal market conditions, at least 80% of its assets in securities of companies with market capitalizations, at the time of purchase, consistent with the capitalization ranges of the Russell 2000 and S&P SmallCap 600 Indices.

                        The MICRO CAP FUND invests, under normal market conditions, at least 80% of its assets in securities of companies with market capitalizations, at the time of purchase, under $1 billion.

                        The Funds may invest in securities (including preferred stock, warrants and debentures) convertible into or exercisable for common stock and certain option and financial futures contracts ("derivatives"). The Funds may also invest in foreign securities, including American Depositary Receipts.

Principal Risks         An investment in a Fund is subject to the risks
                        summarized below, which are further described under "Additional Risk Information."

                        - It is possible to lose money by investing in the Funds. There is no guarantee that the stock market or the securities that a Fund buys will increase in value.

                        - The Funds' share prices will fluctuate in response to changes in the market value of the Funds' underlying investments. Market value changes result from business developments affecting an issuer as well as general market and economic conditions.

                        - The Funds are subject to greater volatility than funds that invest in large cap companies. Mid cap, small cap and micro cap companies may be more vulnerable than large cap companies to adverse business or economic developments, their securities may be less liquid and more volatile than securities of larger companies, may suffer significant losses.

                        - Growth-oriented investments may be more volatile than the rest of the U.S. stock market as a whole.

                        - Investments in a foreign market are subject to foreign security risk and the risk of losses caused by changes in foreign currency exchange rates.

                        - The use of derivatives may expose a Fund to additional risks that it would not be subject to if it invested directly in securities underlying those derivatives. These risks may cause a Fund to experience higher losses than a fund that does not use derivatives.

                        - The performance of the Funds will depend on whether or not the investment adviser is successful in pursuing the Funds' investment strategies.

                        - The Funds are also subject to other risks which are described under "Additional Risk Information."

Investor Profile        Investors who want the value of their investment to grow
                        and who are willing to accept more volatility for the possibility of higher returns.

PERFORMANCE INFORMATION

                              ROXBURY MID CAP FUND

      The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from calendar year to calendar year and by showing how the Fund's average annual returns for one year and since inception, both before and after taxes, compared with those of the Russell Midcap Growth Index, which is a broad measure of market performance. The performance shown is for the Class A Shares of the Fund, as the Institutional Share Class has not had a full year of performance as of the date of this prospectus. Returns of Institutional Shares will differ to the extent that they have different expenses. Specifically, the Class A Shares are subject to a 0.25% shareholder service fee and a sales charge. Total returns for Class A shares would have been lower than shown below had certain fees and expenses not been waived and/or reimbursed. The Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

           ANNUAL TOTAL RETURNS FOR THE CALENDAR YEARS SINCE INCEPTION

                              [PERFORMANCE GRAPH]

           Returns
2001         3.16%
2001       -31.29%
2003        45.25%
2004        13.30%

         CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005: -1.75%

                  BEST QUARTER                   WORST QUARTER
                    21.14%                         (21.76)%
               (June 30, 2003)              (September 30, 2002)

CLASS A SHARES                                                                  SINCE INCEPTION
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004              1 YEAR      (DECEMBER 14, 2000)
----------------------------------------------------              ------      -------------------
Before Taxes                                                       13.30%             3.77%
After Taxes on Distributions(1,2)                                  13.27%             3.60%
After Taxes on Distributions and Sales of Fund Shares(1,2)          8.68%             3.12%

Russell Midcap Growth Index (reflects no deduction for fees,        ____%            -____%
expenses or taxes)(3)

(1) These figures assume the reinvestment of dividends and capital gain distributions and include the impact of the maximum sales charges.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class A Shares only; after-tax returns for Class B and Class C Shares will vary.

(3) The Russell Midcap Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate mid-cap growth manager's opportunity set.

                          ROXBURY SMALL CAP GROWTH FUND

      The bar chart and the performance table below illustrate the risks and volatility of an investment in the Small Cap Growth Fund's Institutional Shares for the past calendar year and show how the average annual total returns for one year and since inception, before and after taxes, compare with those of the Russell 2000 Growth Index, which is a broad measure of market performance. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

                 ANNUAL TOTAL RETURN FOR THE PAST CALENDAR YEAR

                              [PERFORMANCE GRAPH]

PERFORMANCE YEAR                RETURNS
2004                             7.55%

        CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005: -5.79%

          BEST QUARTER                                  WORST QUARTER
             27.73%                                        -7.58%
        (June 30, 2003)                             (September 30, 2004)

SMALL CAP GROWTH FUND - INSTITUTIONAL SHARES                                                      Since Inception
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004                                  1 Year     (January 2, 2003)
----------------------------------------------------                                  ------     -----------------
Return Before Taxes                                                                     7.55%          33.93%
Return After Taxes on Distributions(1)                                                  6.80%          32.86%
Return After Taxes on Distributions and Sale of Shares(1)                               4.91%          28.75%

Russell 2000 Growth Index (reflects no deductions for fees, expenses or taxes)(2)       [__]%           [__]%

----------
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small-cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate small-cap growth manager's opportunity set.

                             ROXBURY MICRO CAP FUND

      The Micro Cap Fund was first offered on December 31, 2004 and has less than one full calendar year of performance. Therefore no performance information is available.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Funds.

                                                                                       Institutional Shares
                                                                                ---------------------------------
                                                                                   Mid Cap and
                                                                                Small Cap Growth        Micro Cap
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                           Funds                 Fund
Maximum sales charge (load) imposed on purchases (as a percentage of                  None                 None
  offering price)
Maximum deferred sales charge                                                         None                 None
Maximum sales charge imposed on reinvested dividends (and other                       None                 None
  distributions) Redemption fee(a)                                                    1.00%(a)             2.00%(b)
Exchange fee(a)                                                                       1.00%(a)             2.00%(b)

--------------------
(a) Institutional Shares of the Mid Cap and Small Cap Growth Funds are subject to a 1.00% redemption fee only if redeemed or exchanged within the first 60 days after purchase. See "Redemption of Shares" and "Exchange of Shares" for additional information.

(b) Institutional Shares of the Micro Cap Fund are subject to a 2.00% redemption fee only if redeemed or exchanged within the first 60 days after purchase. See "Redemption of Shares" and "Exchange of Shares" for additional information.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):

                                                Mid Cap Fund           Small Cap Growth Fund             Micro Cap Fund
                                                ------------           ---------------------             --------------
Management fees(1)                                  0.75%                      1.00%                          1.50%
Distribution (12b-1) fees                           None                       None                           None
Other expenses(2)                                   1.38%                      0.27%                         44.64%
TOTAL ANNUAL OPERATING EXPENSES                     2.13%                      1.27%                         46.14%
Waivers/Reimbursements                             (0.83)%(3,4)                 n/a                         (43.89)%(3,4)
TOTAL NET EXPENSES                                  1.30%(3,4)                  n/a                           2.25%(3,4)

(1) The Mid Cap Fund pays Roxbury a monthly advisory fee at the annual rate of 0.75% of the Fund's first $1 billion of average daily net assets; 0.70% of the next $1 billion of average daily net assets; and 0.65% of the Fund's average daily net assets in excess of $2 billion. The Small Cap Growth Fund pays Roxbury a monthly advisory fee at the annual rate of 1.00% of the Fund's first $1 billion of average daily net assets; 0.95% of the next $1 billion of average daily net assets; and 0.90% of the Fund's average daily net assets in excess of $2 billion.

(2)   "Other expenses" have been restated to reflect current fees.

(3) The Adviser has a contractual obligation to waive a portion of its fees and assume certain expenses of the Mid Cap Fund and the Micro Cap Fund to limit the total annual operating expenses to 1.30% and 2.25%, respectively. The respective waivers will remain in effect through November 30, 2015 for the Mid Cap Fund and December 31, 2007 for the Micro Cap Fund.

(4) The administrator and accounting agent has a contractual obligation through September 2007 to waive certain flat rate fees associated with the Funds, where a Class' average daily net assets is below $25 million. As a percentage of average net assets for the month ended March 31, 2005, these fees have been estimated to equal 0.10% and 25.78% for the Mid Cap Fund and Micro Cap Fund, respectively.

EXAMPLE

      This example is intended to help you compare the cost of investing in Institutional Shares of a Fund with the cost of investing in other mutual funds. The example below shows what you would pay if you invested $10,000 over the various time periods indicated. The example assumes that:

      -     you reinvested all dividends and other distributions;

      -     the average annual return was 5%;

      - a Fund's total operating expenses (reflecting contractual waivers and reimbursements) are charged and remain the same over the time periods; and

      -     you redeemed all of your investment at the end of each time period.

      Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

INSTITUTIONAL SHARES           1 Year         3 Years        5 Years        10 Years
--------------------           ------         -------        -------        --------
Mid Cap Fund                   $  132         $   423        $   747        $  1,668
Small Cap Growth Fund          $  129         $   403        $   697        $  1,534
Micro Cap Fund                 $  228         $ 5,401        $15,688        $ 43,987

      The above example is for comparison purposes only and is not a representation of a Fund's actual expenses and returns, either past or future.

INVESTMENT OBJECTIVE

      The ROXBURY MID CAP FUND seeks superior long-term growth of capital. Each of the ROXBURY SMALL CAP GROWTH FUND and the ROXBURY MICRO CAP FUND seeks to achieve long-term capital appreciation.

      The investment objective of the Mid Cap Fund and the Small Cap Growth Fund may not be changed without shareholder approval. The investment objective of the Micro Cap Fund may be changed without shareholder approval upon sixty (60) days written notice to shareholders.

      There is no guarantee that any Fund will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES

      The ROXBURY MID CAP FUND, under normal market conditions, invests at least 80% of its assets in the following equity (or related equity securities):

      - common stocks of corporations that are judged by the investment adviser to have strong growth characteristics and, with respect to at least 80% of the Fund's assets, at the time of purchase, have a market capitalization consistent with the capitalization ranges of the Russell Midcap and S&P MidCap 400 Indices ("mid cap company")

      -     securities convertible into mid cap companies

      -     options on common stock or options on stock indices

      Mid-cap companies are those whose capitalization is consistent with the capitalization range of the Russell Midcap and S&P MidCap 400 Indices at the time of the Fund's investment. As of March 31, 2005, the range of market capitalization of companies that are in the Russell Midcap and S&P MidCap 400 Indices ("Indices") was between $326 million and $15.2 billion. As market conditions change, so will the capitalizations of the companies that make up the Indices. The investment adviser looks for quality, sustainable-growth stocks within the mid-cap portion of the market. At the time of initial purchase, an investment's market capitalization will fall within the capitalization range of the Indices. Due to market price adjustments or other events after the time of purchase, it is possible that an investment's market capitalization may drift above or below this range. Nevertheless, companies whose capitalization no longer meets this definition after purchase continue to be considered to have a mid cap market capitalization for purposes of the 80% policy. The Fund is not limited to only mid-cap companies, and under normal market conditions, may invest up to 20% of its assets in stocks of companies within larger or smaller capitalizations.

      The ROXBURY SMALL CAP GROWTH FUND, under normal market conditions, invests at least 80% of its assets in the following equity (or related securities):

      - common stocks of U.S. corporations that are judged by the investment adviser to have strong growth characteristics or to be undervalued in the marketplace relative to underlying profitability and have a market capitalization which, at the time of purchase, is consistent with the capitalization ranges of the S&P SmallCap 600 and Russell 2000 Indices ("small cap companies")

      - options on, or securities convertible (such as convertible preferred stock, convertible bonds, warrants and debentures) into, the common stock of small cap companies

      -     options on indices of the common stock of small cap companies

      - contracts for either the future delivery, or payment in respect of the future market value, of certain indices of the common stock of small cap companies, and options upon such futures contracts

      Small cap companies are those whose capitalizations are consistent with the market capitalizations of companies in the S&P SmallCap 600 and Russell 2000 Indices at the time of the Fund's investment. As of March 31, 2005, the range of market capitalizations represented by companies in these indices was between $40.0 million and $3.5 billion. Due to market price adjustments or other events after the time of purchase, it is possible that an investment's market capitalization may drift above or below this range. Nevertheless, a company whose capitalization no longer meets this definition after purchase continues to be considered to have a small market capitalization for purposes of the 80% policy. The Fund is not limited to only small cap companies and under normal market conditions may invest up to 20% of its assets in stocks of companies in other capitalizations ranges.

      The ROXBURY MICRO CAP FUND, under normal market conditions, will invest at least 80% of its assets in the following equity (or related securities):

      - common stocks of companies that have a market capitalization which, at the time of purchase, is under $1 billion. ("micro cap companies")

      - options on, or securities convertible (such as convertible preferred stock, convertible bonds, warrants and debentures) into, the common stock of micro cap companies

      -     options on indices of the common stock of micro cap companies

      - contracts for either the future delivery, or payment in respect of the future market value, of certain indices of the common stock of micro cap companies, and options upon such futures contracts

      Micro cap companies are those whose capitalization is under $1 billion at the time of the Fund's investment. Due to market price adjustments or other events after the time of purchase, it is possible that an investment's market capitalization may drift above or below this range. Nevertheless, a company whose capitalization no longer meets this definition after purchase continues to be considered to have a micro market capitalization for purposes of the 80% policy. The Fund is not limited to only micro cap companies and under normal market conditions may invest up to 20% of its assets in stocks of companies in higher capitalization ranges.

      The 80% policy of each Fund may be changed upon sixty (60) days written notice to shareholders.

      ALL FUNDS. The investment adviser selects securities that it believes exhibit strong growth characteristics. The investment adviser uses a bottom up approach to identify new investment opportunities and to evaluate existing investments on an ongoing basis to determine continued suitability. All investments undergo a valuation analysis to estimate their risk/reward characteristics.

      The Funds may also invest in certain option and financial futures contracts ("derivatives") as well as foreign securities, including American Depositary Receipts ("ADRs"). ADRs are negotiable certificates held in a U.S. bank representing a specific number of shares of a foreign stock traded on a U.S. stock exchange. ADRs make it easier for U.S. citizens to invest in foreign companies, due to the widespread availability of dollar-denominated price information, lower transaction costs, and timely dividend distributions. An American Depositary Share or ADS is the share issued under an American Depositary Receipt agreement which is actually traded

      At the time of purchase, individual stock holdings may represent up to 5% of a Fund's value. Due to market price fluctuations, individual stock holdings may exceed 5% of the value of the total fund. The Funds may over or underweight certain industries and sectors based on the investment adviser's opinion of the relative attractiveness of companies within those industries and sectors. The Funds may not invest in more than 10% of the outstanding voting shares of a company.

      In order to respond to adverse market, economic, political or other conditions, the Funds may assume a temporary defensive position and invest without limit in commercial paper and other money market instruments that are rated investment grade by a nationally recognized statistical rating organization, or determined by the investment adviser to be of comparable quality. The result of this action may be that a Fund will be unable to achieve its investment objective.

      The frequency of fund transactions and a Fund's turnover rate will vary from year to year depending on the market. A higher turnover rate increases transaction costs (i.e., brokerage commissions) and adverse tax consequences for a Fund's shareholders. With frequent trading activity, a greater proportion of any dividends paid out by a Fund will be characterized as ordinary income, which is taxed at higher rates than long-term capital gains. Such factors may have the effect of lowering overall fund performance.

      The Funds also may use other strategies and engage in other investment practices, which are more fully described in our Statement of Additional Information ("SAI").

ADDITIONAL RISK INFORMATION

      The following is a list of certain risks that may apply to your investment in a Fund. Further information about investment risks is available in our SAI.

      - SMALL COMPANY RISK: Companies in which the Funds invest may be more vulnerable than larger companies to adverse business or economic developments. Micro cap, small cap and mid cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of larger companies and therefore may involve greater risk than investing in larger companies.

            Micro Cap Risk Investments by the Micro Cap Fund in small, new or unseasoned companies which may be in their early stages of development, or small companies positioned in new and emerging industries where the opportunity for rapid growth is expected to be above average are subject to additional risks. Micro cap companies may have relatively small revenues, limited or very focused product lines, and small shares of the market for their products or services or very large shares of an emerging market. These companies may lack depth of management, they may be unable to internally generate the funds necessary for growth or potential development or to generate such funds through external financing on favorable terms, or they may be developing or marketing new products or services for which markets are not yet established and may never become well established. Due to these and other factors, such companies may suffer significant losses and investments in such companies will be volatile and are therefore speculative. Historically, micro cap stocks have been more volatile in price than larger capitalization stocks. Among the reasons for the greater price volatility of these securities are the lower degree of liquidity in the markets for such stocks, and the potentially greater sensitivity of such small companies to changes in or failure of management and in many other changes in competitive, business, industry and economic conditions, including risks associated with limited product lines, markets, management depth, or financial resources. Besides exhibiting greater volatility, micro and small cap stocks may, to a degree, fluctuate independently of larger company stocks. Micro and small cap stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. Investors should therefore expect that the price of the Micro Cap Fund's shares will be more volatile than the shares of a fund that invests in larger capitalization stocks.

      - GROWTH INVESTING RISK: The risk that an investment in a growth-oriented fund may be more volatile than the rest of the U.S. market as a whole.

      - DERIVATIVES RISK: Some of a Fund's investments may be referred to as "derivatives" because their value depends on, or is derived from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging, risk management, or other fund management purposes consistent with a Fund's investment objective. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of a Fund's total assets may at any time be committed or exposed to derivative strategies.

      - FOREIGN SECURITY RISK. Foreign investments involve risks relating to political, economic, regulatory or social instability, military action or unrest, or diplomatic developments and may be affected by actions of foreign governments adverse to the interest of U.S. investors.

      - CURRENCY RISK. The risk related to investments denominated in foreign currencies. Foreign securities are usually denominated in foreign currency therefore changes in foreign currency exchange rates affect the net asset value of the Funds.

      - IPO RISK: The Funds may purchase securities of companies engaged in their initial public offerings (IPOs). The price of securities purchased in IPOs can be very volatile. The effect of IPO investments on a Fund's performance depends on a variety of factors, including the number of IPOs a Fund invests in relative to the size of a Fund, and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Fund's asset base increases, IPOs often have a diminished effect on fund performance.

      - LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. While the markets in securities of small companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volumes than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets. Forced liquidations of a Fund could result in adverse price fluctuations in securities held and in a Fund's overall value.

      - MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

      - VALUATION RISK: The risk that a Fund has valued certain of its securities at a higher price than it can sell them.

FINANCIAL HIGHLIGHTS

      The financial highlights table is intended to help you understand a Fund's financial performance since inception. Certain information reflects financial results for a single Institutional Share of a Fund. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and other distributions). Financial highlights for the period January 2, 2003 through June 30, 2004 and for the fiscal year ended June 30, 2004 with respect to the Small Cap Growth Fund and for the period December 29, 2004 through December 31, 2004 for the Mid Cap Fund have been audited by ____________, whose report, along with each Fund's financial statements, is included in the Institutional Shares' Annual Report, which is available without charge upon request. Financial highlights for the six month period ended December 31, 2004 have not been audited.

                                                             For the Six-                For the
                                                             Month Period              Fiscal Year         For the Period
                                                                Ended                     Ended          January 2, 2003(1)
              SMALL CAP GROWTH FUND(2) -                   December 31, 2004             June 30,         through June 30,
                INSTITUTIONAL SHARES                         (Unaudited)                  2004                  2003
                                                           -----------------           -----------       ------------------
NET ASSET VALUE - BEGINNING OF PERIOD................          $  16.75                  $ 12.76               $ 10.00
                                                               --------                  -------               -------

INVESTMENT OPERATIONS:
     Net investment loss(3)..........................             (0.05)                   (0.25)                (0.09)
     Net realized and unrealized gain on
        investments..................................              0.75                     4.64                  2.85
                                                               --------                  -------               -------
         Total from investment operations............              0.70                     4.39                  2.76
                                                               --------                  -------               -------

DISTRIBUTIONS:
     From net realized gains.........................             (0.35)                   (0.40)                    -
                                                               --------                  -------               -------

NET ASSET VALUE - END OF PERIOD......................          $  17.10                  $ 16.75               $ 12.76
                                                               ========                  =======               =======

TOTAL RETURN.........................................              4.21%**                 34.67%                27.60%**
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:(4)
   Expenses:
   Including expense limitations.....................              1.40%*                   1.69%                 1.75%*
     Excluding expense limitations...................              1.41%*                   1.79%                 9.13%*
     Net investment loss.............................             (1.12)%*                 (1.53)%               (1.45)%*
Portfolio turnover rate..............................                82%**                   172%                   86%**
Net assets at end of period (000 omitted)............          $118,852                  $50,317               $ 8,835

----------
*     Annualized.

**    Not annualized.

(1)   Commencement of operations.

(2) Effective May 4, 2004, the Wilmington Small Cap Growth Portfolio changed its name to the Roxbury Small Cap Growth Fund.

(3) The net investment loss per share was calculated using average shares outstanding method.

(4) For the period January 2, 2003 to December 31, 2004, the Fund operated as a feeder fund in a master-feeder structure. During this period, the expense and net investment income (loss) ratios include expenses allocated from the master fund, WT Investment Trust I - Small Cap Growth Series (the "Series"), and the portfolio turnover rate reflects investment activity of the Series.

                                                             For the Period
                                                              December 29,
                                                                 2004(1)
                                                                 through
        MICRO CAP FUND - INSTITUTIONAL SHARES               December 31, 2004
                                                            -----------------
NET ASSET VALUE - BEGINNING OF PERIOD..............              $10.00
                                                                 ------
INVESTMENT OPERATIONS:
   Net unrealized appreciation of investments......                0.11
                                                                 ------
     Total from investment operations..............                0.11
                                                                 ------
NET ASSET VALUE - END OF PERIOD....................              $10.11
                                                                 ======
TOTAL RETURN.......................................                1.10%**

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
   EXPENSES:
     Including expense limitations.................                2.25%*
     Excluding expense limitations.................               58.95%*
     Net investment income (loss)..................                0.00%*
Portfolio turnover rate............................                   0%**
Net Assets At End of Period (000 Omitted)..........              $  101

*     Annualized.

**    Not Annualized.

1     Commencement of operations.

                             MANAGEMENT OF THE FUNDS

      The Board of Trustees of the Funds has oversight responsibility of the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Funds and their shareholders.

INVESTMENT ADVISER

      Roxbury Capital Management, LLC ("Roxbury"), 100 Wilshire Boulevard, Suite 1000, Santa Monica, California 90401, serves as the investment adviser to the Funds. As the Funds' investment adviser, Roxbury has overall responsibility for directing the Funds' investments. Roxbury provides investment advisory services to mutual funds and other institutional accounts, including corporations, union and pension accounts, foundations, and endowments, as well as to individuals. As of March 31, 2005, Roxbury had assets under management of approximately $[2.9] billion.

      For the fiscal year ended June 30, 2004, Roxbury received a fee of 0.75% and 1.00% of the average daily net assets of the Mid Cap Fund and Small Cap Growth Fund, respectively. Roxbury is entitled to receive an investment advisory fee of 1.50% of the average daily net assets of the Micro Cap Fund per annum.

FUND MANAGERS

      Each fund manager's business experience and educational background is provided below.

ROXBURY MID CAP FUND

      ALFRED J. LOCKWOOD, CPA, CFA is the portfolio manager of the Mid Cap Fund and is also responsible for general research on small to mid cap companies. Mr. Lockwood's participation in Roxbury's Investment Committee provides additional access to research and investment ideas. Mr. Lockwood joined Roxbury in 1992 and is the manager of Roxbury's small to mid cap strategies. He is co-Chief Investment Officer and a member of Roxbury's Investment Committee. Mr. Lockwood's CPA background complements his securities analysis in researching mid size growth companies. His previous experience as an Audit Manager for Ernst & Young exposed him to many company managements, primarily in the small to mid cap areas and across a diverse range of industries, including distribution, healthcare, technology and others. Mr. Lockwood has particular skill in assessing a company's complete business context relative to its competitors and the marketplace. A skilled numbers man, he likes to look beyond the numbers for undervalued or misunderstood investment opportunities. Mr. Lockwood received a B.S. from California State University, Northridge.

ROXBURY SMALL CAP GROWTH FUND

      The day-to-day management of the Fund is the responsibility of Roxbury's Small Cap Growth Investment Team, which includes the individuals listed below. The Investment Team meets regularly to make investment decisions for the Fund.

      STEVE MARSHMAN, CFA joined Roxbury in July of 2002 and has twelve years of investment management experience. From 1995 to July 2002, Mr. Marshman was with Columbia Funds Management Company ("Columbia") where he was a Fund Manager for the Small/Mid-Cap Investment Team as well as an Equity Analyst focusing on Small-Mid Cap securities. His responsibilities at Columbia also included Fund Management for Columbia's Technology Fund. Prior to joining Columbia, Mr. Marshman was a fighter pilot in the US Air Force. He has a B.S. from the US Air Force Academy and an MBA from Golden Gate University.

      ROBERT MARVIN, CFA, CPA joined Roxbury in July 2002 and has twelve years of investment management experience. From 1998 to July 2002, Mr. Marvin was with Columbia where he was a Fund Manager in the Small/Mid-Cap Investment Team as well as an Equity Analyst focusing on Small-Mid Cap securities. Prior to joining Columbia, he was Vice President and Consumer Analyst for The Seidler Companies, a Los Angeles based boutique research and brokerage firm. Mr. Marvin began his career at Deloitte & Touche where he earned his CPA and became a Senior Consultant. He has a B.S. from the University of California, Berkeley and an MBA from UCLA.

      BRIAN SMOLUCH, CFA joined Roxbury in July 2002 and has eight years of investment management experience. From 1996 to July 2002, Mr. Smoluch was with Columbia where he was a Fund Manager in the Small/Mid-Cap Investment Team as well as an Equity Analyst focusing on Small-Mid Cap securities. From July 1994 to June 1996, he was a Financial Analyst at Salomon Brothers Investment Banking in New York City. He has a B.S. from University of Virginia and an MBA from Harvard University.

ROXBURY MICRO CAP FUND

      LAURIE BURSTEIN, PhD, CFA is responsible for the day-to-day management of the Micro Cap Fund. Ms. Burstein joined Roxbury in April 2004 to lead the micro cap equity strategy bringing fourteen years of investment management and research experience. She founded Oakwood Capital Management, Inc. in 1996 and began managing client assets in the micro cap equity strategy in January 1997. Prior to founding Oakwood Capital, Ms. Burstein was a portfolio manager at Society Hill Capital where she managed a small capitalization growth stock portfolio. She also served as the firm's Director of Research. Ms. Burstein started her investment management career at Provident Mutual Management Company where she managed a balanced mutual fund, served as an assistant portfolio manager for the company's Growth Fund and provided research analysis to all funds in eight consumer industry groups. She has a B.S. from the University of Pennsylvania, a PhD in Psychology from Temple University, and an M.B.A from the Wharton School of Business.

      Micro Cap Fund Manager's Prior Performance

      Shown below is performance information for a composite of separate accounts (the "Composite") managed by the Micro Cap Fund's portfolio manager, Ms. Burstein, since January 1997 using a micro cap strategy with substantially similar investment objective, policies and strategies. For the periods for which performance information is provided, no other person played a significant role in managing the Composite. At December 31, 2004, the Composite consisted of [19] accounts and $[3.75] million in assets. The results presented are not intended to predict or suggest the return to be experienced by the Micro Cap Fund or the return you might achieve by investing in that Fund.

      YOU SHOULD NOT RELY ON THE FOLLOWING PERFORMANCE DATA AS AN INDICATION OF FUTURE PERFORMANCE OF THE ADVISER OR OF THE MICRO CAP FUND.

      Among other reasons, the Micro Cap Fund's results may be different because of differences in fees and expenses, and the accounts in the Composite are not subject to the same types of expenses to which the Micro Cap Fund is subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Micro Cap Fund by the Investment Company Act of 1940, or the Internal Revenue Code of 1986. The performance of the accounts in the Composite may have been adversely affected had they been subject to the same expenses, restrictions and limitations.

        TOTAL RETURN OF COMPOSITE OF SIMILARLY MANAGED MICRO CAP ACCOUNTS

                                Composite        Composite      Russell 2000
                              Gross of Fees     Net of Fees        Growth         Russell 2000
                              -------------     -----------     -------------     ------------
1 year to 12/31/04                ____%            ____%           ____%              ____%
3 years to 12/31/04               ____%            ____%           ____%              ____%
5 years to 12/31/04               ____%            ____%          -____%              ____%
7 years to 12/31/04               ____%            ____%          -____%              ____%

Please read the following important notes concerning the Composite:

1. The results shown above (1) represent a composite of all discretionary, fee paying, separate accounts managed using the micro cap strategy for at least one month, (2) reflect the reinvestment of any dividends or capital gains, and (3) are shown after deduction of advisory, brokerage or other expenses (excluding fees such as custody fees which are paid separately by the investor).

2. All returns are based in U.S. dollars and are computed using a time-weighted total rate of return.

3. If the Micro Cap Fund's expenses were reflected in the performance of the Composite, such performance would be lower than shown. The composite's results were calculated in accordance with the CFA Institute (formerly the Association for Investment Management and Research ("AIMR")) mutual fund performance calculation methodology but not in accordance with SEC-mandated mutual fund performance calculation methodology. The CFA Institute has not been involved in the preparation or review of this information. Results may have been different if the SEC methodology had been used instead of the AIMR methodology. Past performance is not an indication of future results.

4. The Russell 2000 Index is a passive index that includes the smallest 2,000 stocks in the Russell 3000 Index as measured by market capitalization, to determine their growth or value characteristics. The Russell 2000 Growth Index is formed by assigning a style composite score to all of the companies in the Russell 2000 Index. The indices reflect the reinvestment of dividends but do not reflect fees, brokerage commissions or other expenses of investing. You cannot invest in an index.

SERVICE PROVIDERS

      The chart below provides information on the primary service providers.

Asset                                                                                 Shareholder
Management                                                                            Services

          INVESTMENT ADVISER                                                                   TRANSFER AGENT

    Roxbury Capital Management LLC                                                                PFPC Inc.
  100 Wilshire Boulevard, Suite 1000                                                           760 Moore Road
        Santa Monica, CA 90401                                                            King of Prussia, PA 19406

                                                                                        Handles shareholder services,
                                                                                         including recordkeeping and
                                                                                           statements, payment of
    Manages the Funds' business and                                                    distributions and processing of
        investment activities.                                                             buy and sell requests.

                                                         WT MUTUAL FUND

                                                      ROXBURY MID CAP FUND
                                                  ROXBURY SMALL CAP GROWTH FUND
                                                     ROXBURY MICRO CAP FUND

Fund                                                                                  Asset
Operations                                                                            Safe Keeping

           ADMINISTRATOR AND
           ACCOUNTING AGENT                                                                       CUSTODIAN

               PFPC Inc.                                                                  Wilmington Trust Company
         301 Bellevue Parkway                                                             1100 North Market Street
         Wilmington, DE 19809                                                               Wilmington, DE 19890

  Provides facilities, equipment and
 personnel to carry out administrative                                                Holds the Funds' assets, settles
   services related to the Funds and                                                    all Fund trades and collects
     calculates the Funds' NAV and                                                       most of the valuation data
            distributions.                                                              required for calculating the
                                                                                            Funds' NAV per share

                                            Distribution

                                                          DISTRIBUTOR

                                              Professional Funds Distributor, LLC
                                                         760 Moore Road
                                                   King of Prussia, PA 19406

                                                 Distributes the Funds' shares.

                             SHAREHOLDER INFORMATION

PRICING OF SHARES

      Each Fund values its assets based on current market values when such values are available. These prices normally are supplied by a pricing service. Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC determines the daily NAV. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities.

      Securities that do not have a readily available current market value are valued in good faith using procedures adopted by the Board of Trustees. When a Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. The Funds' policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Funds' procedures may not accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

      PFPC determines the NAV per share of the Funds as of the close of regular trading on the New York Stock Exchange ("Exchange") (currently 4:00 p.m. Eastern time) on each day that the Exchange and the transfer agent are open for business (each, a "Business Day"). The NAV is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in a Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent and, under no circumstances will any order be accepted for purchase, redemption or exchange after the NAV calculation. Shares will only be priced on business days.

PURCHASE OF SHARES

      Fund shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in the Funds' Institutional Shares is $100,000. Additional investments may be made in any amount. You may purchase shares as specified below.

      Investors may purchase shares of a Fund through financial intermediaries such as financial consultants, securities brokers, dealers or benefit plan administrators. Investors should contact their financial intermediary directly for appropriate instructions, as well as for information pertaining to account and any servicing or transaction fees that may be charged. Some financial intermediaries may appoint subagents.

      The Funds reserve the right to change the criteria for eligible investors and investment minimums.

      BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Roxbury Funds, indicating the name and class of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, the Funds may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

      Regular mail:                             Overnight mail:

      Roxbury Funds                             Roxbury Funds
      c/o PFPC Inc.                             c/o PFPC Inc.
      P.O. Box 9828                             760 Moore Road
      Providence, RI 02940                      King of Prussia, PA 19406

      BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 497-2960 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

      ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day.

      Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders.

      It is the responsibility of the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

      For information on other ways to purchase shares, including through an individual retirement account (IRA), an Automatic Investment Plan or a Payroll Investment Plan, please refer to our SAI.

REDEMPTION OF SHARES

      You may sell (redeem) your shares on any Business Day. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when Fund shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% for the Mid Cap and Small Cap Growth Funds and 2.00% for the Micro Cap Fund on the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of the financial intermediary to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next Business Day (if received after 4:00 p.m. Eastern time or on a non-Business Day), but never later than 7 days following such receipt. If you purchased your shares through a financial intermediary you should contact the financial intermediary for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

      REDEMPTION FEES: A redemption fee of 1.00% in the case of the Mid Cap and Small Cap Growth Funds and 2.00% in the case of the Micro Cap Fund of the total redemption amount (calculated at market value) may be imposed if you sell your shares within 60 days (the "Holding Period") of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Portfolios (a list of which is shown under the heading "EXCHANGE OF SHARES" below). This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first, however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including (i) shares redeemed (A) via a systematic withdrawal plan approved by the adviser,
(B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by the adviser, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring,
(E) to effect a transfer from one retirement plan to another retirement plan in the same Fund, or (F) by a Fund to cover various fees; or (ii) shares converted from one share class to another in the same Fund. See "Exchange of Shares" for additional information regarding the exchange of shares of a Roxbury Fund.

      FREQUENT PURCHASES AND REDEMPTIONS: The Funds discourage frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position, including, primarily, the redemption fees set forth above and related exchanged fees set forth below. The Funds are not designed to accommodate market timing or short-term trading. Frequent trades into or out of a Fund in an effort to anticipate changes in market prices of that Fund's investment portfolio is generally referred to as "market timing". Each Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange orders by market timers or by those persons a Fund or the Distributor believes are engaging in similar trading activity.

      Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of a Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in a Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. Because the Funds may invest in small cap equity securities or in the case of the Micro Cap Fund micro cap securities, which may trade less frequently than larger capitalization securities, frequent trading in the Funds' shares to take advantage of the market pricing inefficiency of such small and micro cap stocks may result in dilution in the value of Fund shares held by long-term investors. Short-term trading in the Funds may also increase expenses and reduce performance due to the difficulties in buying and selling less liquid small cap stocks.

      There is no guarantee that the Funds or their agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. The ability of the Funds and their agents to monitor trades that are placed through omnibus or other nominee accounts is limited in those instances in which the broker, retirement plan administrator, or fee-based program sponsor does not provide complete information to the Funds or their agents regarding underlying beneficial owners of Fund shares.

      BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Fund name and class, your account number and your name. The written instructions and signature guarantee should be mailed to:

      Regular mail:                             Overnight mail:

      Roxbury Funds                             Roxbury Funds
      c/o PFPC Inc.                             c/o PFPC Inc.
      P.O. Box 9828                             760 Moore Road
      Providence, RI 02940                      King of Prussia, PA 19406

      BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are risks. The Funds have safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

      ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a signature guarantee. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Fund shares.

      If shares to be redeemed represent a recent investment made by check, the Funds reserve the right to withhold the redemption proceeds available until it believes that the check has been collected (which could take up to 10 days).

      SMALL ACCOUNTS: If the value of your account falls below the investment minimum, the Funds may ask you to increase your balance. If the account value is still below the investment minimum after 60 days, the Funds may close your account and send you the proceeds. The Funds will not close your account if it falls below the investment minimum solely as a result of a reduction in your account's market value.

      For additional information on other ways to redeem shares, please refer to our SAI.

EXCHANGE OF SHARES

      You may exchange all or a portion of your shares in a Fund for Institutional Shares of the following funds ("Roxbury Funds"):

      ROXBURY MID CAP FUND

      ROXBURY SMALL CAP GROWTH FUND

      ROXBURY MICRO CAP FUND

      Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

      Exchange transactions will be subject to the minimum initial investment and other requirements of a Fund into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $100,000.

      FEES ON EXCHANGES: If held for more than 60 days, there is no fee when Fund shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% for the Mid Cap and Small Cap Growth Funds and 2.00% for the Micro Cap Fund on the redemption amount necessary for the exchange may be charged. See "Redemption of Shares" for additional information regarding redemptions and this fee.

      To obtain prospectuses of the Roxbury Funds, you may call (800) 497-2960. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in an account with a financial intermediary, contact the financial intermediary. The Funds may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the Fund's shares to be acquired through such exchange may be legally made.

DISTRIBUTIONS

      Distributions from the net investment income, if any, of a Fund are declared and paid annually to you. Any net capital gain realized by a Fund will be distributed annually.

      Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

      As long as a Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While the Funds may invest in securities that earn interest exempt from Federal income tax, the Funds invests primarily in taxable securities. The Funds' distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Fund shares, are generally taxable to you as ordinary income. The Funds will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

      A Fund's distribution of a net capital gain, if any, whether received in cash or reinvested in additional Fund shares, are taxable to you as long-term capital gain regardless of the length of time you have held your shares. You should be aware that if Fund shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution. The Funds anticipate the distribution of net capital gain.

      It is a taxable event for you if you sell or exchange Fund shares. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

      STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

      This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding those considerations appears in our SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

      Professional Funds Distributor, LLC manages the Funds' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Institutional Shares of the Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

SHARE CLASSES

      Each Fund issues Investor and Institutional Shares; the Mid Cap Fund also issues Class A, Class B and Class C shares. Each class of shares bears a pro rata portion of a Fund's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. Any investor may purchase Investor, Class A, Class B or Class C Shares.

                                    GLOSSARY

GROWTH FUNDS:

Growth funds invest in the common stock of growth-oriented companies. Generally, growth-oriented companies have high relative rates of growth and tend to reinvest more of their profits into the company and pay out less to shareholders in the form of dividends. As a result, investors in growth funds tend to receive most of their return in the form of capital appreciation.

INVESTMENT ADVISER:

The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the investment adviser must follow in its management activities.

MUTUAL FUND:

A mutual fund pools shareholders' money and, using a professional investment manager, invests it in securities like stocks and bonds. Each of the Funds is a separate mutual fund.

MUTUAL FUND EXPENSES:

Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder distribution, administration and custody services.

NET ASSET VALUE OR "NAV:

NAV = Assets - Liabilities
      --------------------
      Outstanding Shares

NET INVESTMENT INCOME:

Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.

                              FOR MORE INFORMATION

      FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

      ANNUAL/SEMI-ANNUAL REPORTS: These reports contain performance data and information on the Funds' holdings, operating results and a discussion of the market conditions and investment strategies that significantly affected the Funds' performance for the most recently completed fiscal year or half-year.

      STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides additional technical and legal descriptions of the Funds' policies, investment restrictions, risks, and business structure, including a description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio security holdings. The information in the SAI is incorporated into this prospectus by this reference.

      Copies of these documents and answers to questions about the Funds may be obtained without charge by contacting:

      The Roxbury Funds
      c/o PFPC Inc.
      760 Moore Road
      King of Prussia, Pennsylvania 19406
      (800) 497-2960
      9:00 a.m. to 5:00 p.m. Eastern time

      The Funds' SAI and annual and semi-annual reports are also available, free of charge, at www.roxcap.com. Information about the Funds, including the SAI, can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Funds may be viewed or downloaded from the EDGAR database on the SEC's Internet site at http://www.sec.gov.

      FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800)-497-2960.

            The investment company registration number is 811-08648.

                                     ROXBURY
                             CAPITAL MANAGEMENT, LLC

                                   -  -  -  -

                            THE ROXBURY MID CAP FUND

                                OF WT MUTUAL FUND

                          PROSPECTUS DATED JULY 1, 2005

This prospectus contains important information about the Fund, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a criminal offense.

         PRESENTLY CLASS A SHARES OF THE FUND ARE BEING OFFERED ONLY TO
        CERTAIN PERSONS ELIGIBLE TO PURCHASE CLASS A SHARES AT NET ASSET
                VALUE. SEE "SALES CHARGE REDUCTIONS AND WAIVERS."

           CLASS B AND CLASS C SHARES ARE NOT CURRENTLY BEING OFFERED.

                               TABLE OF CONTENTS

A look at the goals, strategies,  FUND DESCRIPTION
risk, expenses and financial          Summary...................................            1
history of the Fund.                  Performance Information ..................            3
                                      Fees and Expenses.........................            4
                                      Example...................................            5
                                      Investment Objective......................            7
                                      Primary Investment Strategies.............            7
                                      Additional Risk Information...............            8
                                      Financial Highlights......................           10

Details about the service         MANAGEMENT OF THE FUND
providers.                            Investment Adviser........................           11
                                      Fund Manager..............................           11
                                      Service Providers.........................           12

Policies and instructions for     SHAREHOLDER INFORMATION
opening, maintaining and              How Share Price is Calculated.............           13
closing an account in the             Selecting the Correct Class of Shares.....           13
Fund.                                 Sales Charge Reductions and Waivers.......           16
                                      Purchase of Shares........................           17
                                      Redemption of Shares......................           18
                                      Distributions.............................           20
                                      Taxes.....................................           20

Details on the Fund's             DISTRIBUTION AND SERVICE ARRANGEMENTS
distribution plans, service           Rule 12b-1 Fees...........................           21
fees and share classes.               Shareholder Service Fees..................           22
                                      Share Classes.............................           22

                                  GLOSSARY......................................           23

                                  FOR MORE INFORMATION..........................   BACK COVER

  For information about key terms and concepts, please refer to the "Glossary."

                              ROXBURY MID CAP FUND

                                 CLASS A SHARES

                                FUND DESCRIPTION

SUMMARY

Investment Objectives   The ROXBURY MID CAP FUND (the "Fund") seeks superior
                        long-term growth of capital.

Investment Focus        Equity (or related) securities

Share Price Volatility  High

Principal Investment    The Fund invests, under normal market conditions, at
Strategies              least 80% of its assets in securities of companies with
                        market capitalizations, at the time of purchase, consistent with the capitalization ranges of the Russell
                        Midcap and S&P MidCap 400 Indices.

                        The Fund may invest in securities (including preferred stock, warrants and debentures) convertible into or exercisable for common stock and certain option and financial futures contracts ("derivatives"). The Fund may also invest in foreign securities, including American Depositary Receipts.

Principal Risks         An investment in the Fund is subject to the risks
                        summarized below, which are further described under "Additional Risk Information."

                              - It is possible to lose money by investing in the Fund. There is no guarantee that the stock market or the securities that the Fund buys will increase in value.

                              - The Fund's share prices will fluctuate in response to changes in the market value of the Fund's underlying investments. Market value changes result from business developments affecting an issuer as well as general market and economic conditions.

                              - The Fund is subject to greater volatility than funds that invest in large cap companies. Mid cap companies may be more vulnerable than large cap companies to adverse business or economic developments, their securities may be less liquid and more volatile than securities of larger companies, may suffer significant losses.

                              - Growth-oriented investments may be more volatile than the rest of the U.S. stock market as a whole.

                              - Investments in a foreign market are subject to foreign security risk and the risk of losses caused by changes in foreign currency exchange rates.

                              - The use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in securities underlying those derivatives. These risks may cause the Fund to experience higher losses than a fund that does not use derivatives.

                              - The performance of the Fund will depend on whether or not the investment adviser is successful in pursuing the Fund's investment strategies.

                        The Fund is also subject to other risks which are described under "Additional Risk Information."

Investor Profile        Investors who want the value of their investment to
                        grow and who are willing to accept more volatility for the possibility of higher returns.

PERFORMANCE INFORMATION

The bar chart and performance table below illustrate the risks and volatility of an investment in Class A Shares of the Fund by showing changes in the Fund's performance from calendar year to calendar year and by showing how the Fund's average annual returns for one year and since inception, both before and after taxes, compared to those of the Russell Midcap Growth Index, which is a broad measures of market performance. Returns of Class B and Class C Shares will differ to the extent that they have different expenses. As of the date of this prospectus Class B and Class C Shares have not commenced operations. Total returns for Class A shares would have been lower than shown below had certain fees and expenses not been waived and/or reimbursed. The bar chart does not reflect sales charges. If it did, returns would be less than those shown. The Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

           ANNUAL TOTAL RETURNS FOR THE CALENDAR YEARS SINCE INCEPTION

                               [PERFORMANCE GRAPH]

PERFORMANCE YEARS
2001                 3.16%
2002               -31.29%
2003                45.25%
2004                13.30%

        CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005: (1.75)%

 BEST QUARTER        WORST QUARTER
     21.14%            (21.76)%
(June 30, 2003)  (September 30, 2002)

CLASS A SHARES

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004

                                                                        SINCE INCEPTION
                                                                          (DECEMBER 14,
                                                              1 YEAR          2000)
                                                              ------    ---------------
Before Taxes                                                  13.30%         3.77%
After Taxes on Distributions(1,2)                             13.27%         3.60%
After Taxes on Distributions and Sales of Fund Shares(1,2)     8.68%         3.12%
Russell Midcap Growth Index (reflects no deduction for fees,
     expenses or taxes)(3)                                    42.71%        -6.13%

1 These figures assume the reinvestment of dividends and capital gain distributions and include the impact of the maximum sales charges.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class A Shares only; after-tax returns for Class B and Class C Shares will vary.

3. The Russell Midcap Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate mid-cap growth manager's opportunity set.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers different share classes to allow you to maximize your potential return depending on your and your financial consultant's current expectations for your investment in the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                     CLASS A   CLASS B(1)  CLASS C
                                                     --------  ----------  --------
Maximum sales charge (load) imposed on
     purchases (as a percentage of offering price)   5.50%(2)  None        None
Maximum deferred sales charge                        None(3)   5.00%(4)    1.00%(5)
Maximum sales charge imposed on
     Reinvested dividends (and other distributions)  None      None        None
Redemption fee(6)                                    1.00%     None        None

ANNUAL FUND OPERATING EXPENSES(7)

(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                 CLASS A  CLASS B  CLASS C
                                 -------  -------  -------
Management fees(8)                0.75%    0.75%    0.75%
Distribution (12b-1) fee          None     0.75%    0.75%
Shareholder Service fee           0.25%    0.25%    0.25%
Other Expenses(9)                 1.38%    1.38%    1.38%
                                 -----    -----    -----
TOTAL ANNUAL OPERATING EXPENSES   2.38%    3.13%    3.13%
Waivers/Reimbursements(10)(11)   (0.83)%  (0.83)%  (0.83)%
TOTAL NET EXPENSES(10)(11)        1.55%    2.30%    2.30%
                                 =====    =====    =====

(1) Class B Shares convert to Class A Shares automatically at the end of the eighth year (96th month) after purchase. Investors seeking to purchase Class B Shares in amounts that exceed $250,000 should discuss with their financial consultant whether the purchase of another class would be more appropriate; such orders may be rejected by the Fund.

(2) This sales charge is reduced for purchases of $50,000 and more. See "Selecting the Correct Class of Shares."

(3) Class A Shares are not subject to a contingent deferred sales charge (a "CDSC"); except certain purchases that are not subject to an initial sales charge may instead be subject to a CDSC of 1.00% of amounts redeemed within the first year of purchase. Such a CDSC may be waived in connection with redemptions to participants in certain fee-based programs.

(4) The CDSC is reduced over time as follows: 5.00% during the first year; 4.00% during the second year; 3.00% during the third and fourth years; 2.00% during the fifth year; and 1.00% during the sixth year and no deferred sales charge after the sixth year. Class B Shares automatically convert into Class A Shares at the end of the eighth year after purchase and thereafter will not be subject to a CDSC.

(5) Class C Shares are subject to a 1.00% CDSC only if redeemed within the first 18 months after purchase.

(6) Class A Shares purchased without an initial sales charge (load) are subject to a redemption fee of 1.00% of amounts redeemed within the first year of purchase. Also, if you redeem shares via wire transfer, you may be required to pay fees, including a $10 wire fee and other fees, that will be directly deducted from your redemption proceeds. If you request redemption checks to be sent by overnight mail, you may be required to pay a $10 fee that will be directly deducted from your redemption proceeds.

(7)   Reflects the aggregate annual operating expenses of the Fund.

(8) Since certain operating expenses of the Fund are based on its asset size and number of shareholders the Fund has, the relatively small asset size of the Fund impacts the ratio of "Other Expenses" and has the effect of shareholders bearing a larger percentage of operating expenses.

(9) "Other expenses" have been restated to reflect current fees. The Adviser has a contractual obligation through November 2015 to waive a portion of its fees and assume certain expenses of the Fund to limit the total annual operating expenses to 1.55% for Class A Shares and 2.30% for each of the Class B and Class C Shares.

(10) The administrator and accounting agent has a contractual obligation to waive certain flat rate fees associated with the Fund where a Class' average daily net assets is below $25 million through September 2007. As a percentage of average net assets for the month ended March 31, 2005 these fees have been estimated to equal 0.10%.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time periods indicated. The example assumes that:

            -     you reinvested all dividends and other distributions;

            -     the average annual return was 5%;

            - the Fund's total operating expenses (reflecting contractual waivers and reimbursements) are charged and remain the same over the time periods; and

            - you redeemed all of your investment at the end of the time period.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                                     1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                                     ------  -------  -------  --------
Class A(1)                                           $_____  $______  $______  $_______

Class B (assuming no redemption)                     $_____  $______  $______  $_______
Class B (assuming complete redemption
at the end of the period)(2)                         $_____  $______  $______  $_______

Class C (assuming no redemption)                     $_____  $______  $______  $_______
Class C (assuming complete redemption
at the end of the period)(2)                         $_____  $______  $______  $_______

(1)   Assumes deduction at the time of purchase of maximum sales charge.

(2)   Assumes deduction at redemption of maximum deferred sales charge.

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

INVESTMENT OBJECTIVE

The Fund seeks superior long-term growth of capital. This investment objective may not be changed without shareholder approval.

There is no guarantee that any Fund will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES

The ROXBURY MID CAP FUND, under normal market conditions, invests at least 80% of its assets in the following equity (or related equity securities):

            - common stocks of corporations that are judged by the investment adviser to have strong growth characteristics and, with respect to at least 80% of the Fund's assets, at the time of purchase, have a market capitalization consistent with the capitalization ranges of the Russell Midcap and S&P MidCap 400 Indices ("mid cap company")

            -     securities convertible into mid cap companies

            -     options on common stock or options on stock indices

Mid-cap companies are those whose capitalization is consistent with the capitalization range of the Russell Midcap and S&P MidCap 400 Indices at the time of the Fund's investment. As of March 31, 2005, the range of market capitalization of companies that are in the Russell Midcap and S&P MidCap 400 Indices ("Indices") was between $326 million and $15.2 billion. As market conditions change, so will the capitalizations of the companies that make up the Indices. The investment adviser looks for quality, sustainable-growth stocks within the mid-cap portion of the market. At the time of initial purchase, an investment's market capitalization will fall within the capitalization range of the Indices. Due to market price adjustments or other events after the time of purchase, it is possible that an investment's market capitalization may drift above or below this range. Nevertheless, companies whose capitalization no longer meets this definition after purchase continue to be considered to have a mid cap market capitalization for purposes of the 80% policy. The Fund is not limited to only mid-cap companies, and under normal market conditions, may invest up to 20% of its assets in stocks of companies within larger or smaller capitalizations.

The investment adviser selects securities that it believes exhibit strong growth characteristics. The investment adviser uses a bottom up approach to identify new investment opportunities and to evaluate existing investments on an ongoing basis to determine continued suitability. All investments undergo a valuation analysis to estimate their risk/reward characteristics.

The Fund may also invest in certain option and financial futures contracts ("derivatives") as well as foreign securities, including American Depositary Receipts ("ADRs"). ADRs are negotiable certificates held in a U.S. bank representing a specific number of shares of a foreign stock traded on a U.S. stock exchange. ADRs make it easier for U.S. citizens to invest in foreign companies, due to the widespread availability of dollar-denominated price information, lower transaction costs, and timely dividend distributions. An American Depositary Share or ADS is the share issued under an American Depositary Receipt agreement which is actually traded.

At the time of purchase, individual stock holdings may represent up to 5% of the Fund's value. Due to market price fluctuations, individual stock holdings may exceed 5% of the value of the Fund. The Fund may over or underweight certain industries and sectors based on the investment adviser's opinion of the relative attractiveness of companies within those industries and sectors. The Fund may not invest in more than 10% of the outstanding voting shares of a company.

In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position and invest without limit in commercial paper and other money market instruments that are rated investment grade by a nationally recognized statistical rating organization, or determined by the investment adviser to be of comparable quality. The result of this action may be that the Fund will be unable to achieve its investment objective.

The frequency of fund transactions and the Fund's turnover rate will vary from year to year depending on the market. A higher turnover rate increases transaction costs (i.e., brokerage commissions) and adverse tax consequences for the Fund's shareholders. With frequent trading activity, a greater proportion of any dividends paid out by the Fund will be characterized as ordinary income, which is taxed at higher rates than long-term capital gains. Such factors may have the effect of lowering overall fund performance.

The Fund also may use other strategies and engage in other investment practices, which are more fully described in our Statement of Additional Information ("SAI").

ADDITIONAL RISK INFORMATION

The following is a list of certain risks that may apply to your investment in the Fund. Further information about investment risks is available in our SAI.

            - MID CAP COMPANY RISK: Companies in which the Fund invests may be more vulnerable than larger companies to adverse business or economic developments. Mid cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of larger companies and therefore may involve greater risk than investing in larger companies.

            - GROWTH INVESTING RISK: The risk that an investment in a growth-oriented fund may be more volatile than the rest of the U.S. market as a whole.

            - DERIVATIVES RISK: Some of the Fund's investments may be referred to as "derivatives" because their value depends on, or is derived from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging, risk management, or other fund management purposes consistent with the Fund's investment objective. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks.

                  As a fundamental policy, no more than 15% of the Fund's total assets may at any time be committed or exposed to derivative strategies.

            - FOREIGN SECURITY RISK. Foreign investments involve risks relating to political, economic, regulatory or social instability, military action or unrest, or diplomatic developments and may be affected by actions of foreign governments adverse to the interest of U.S. investors.

            - CURRENCY RISK. The risk related to investments denominated in foreign currencies. Foreign securities are usually denominated in foreign currency therefore changes in foreign currency exchange rates affect the net asset value of the Fund.

            - IPO RISK: The Fund may purchase securities of companies engaged in their initial public offerings (IPOs). The price of securities purchased in IPOs can be very volatile. The effect of IPO investments on the Fund's performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund, and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As the Fund's asset base increases, IPOs often have a diminished effect on fund performance.

            - LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. While the markets in securities of mid-sized companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volumes than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and the Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets. Forced liquidations of the Fund could result in adverse price fluctuations in securities held and in the Fund's overall value.

            - MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

            - VALUATION RISK: The risk that the Fund has valued certain of its securities at a higher price than it can sell them.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance since its inception. Certain information reflects financial results for a single Class A Share of the Fund. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and other distributions. Financial highlights for the period December 14, 2001 through June 30, 2001 and the fiscal years ended June 30, 2002, 2003 and 2004 have been audited by _____________, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available, without charge, upon request. The financial highlights for the six month period ended December 31, 2004 have not been audited.

MID CAP FUND -- CLASS A SHARES

                                                 For the
                                                Six-Month                                           For the
                                                 Period                                             Period
                                                  Ended                                           December 14,
                                              December 31,  For the Fiscal Years Ended June 30,     2001(1)
                                                  2004      -----------------------------------     through
                                               (Unaudited)   2004          2003         2002     June 30, 2001
                                              ------------  -------      -------      --------   -------------
NET ASSET VALUE - BEGINNING OF PERIOD.......  $    5.38     $  4.24      $  4.32      $  5.55    $     5.00
                                              ---------     -------      -------      -------    ----------

INVESTMENT OPERATIONS:
   Net investment loss(2)...................      (0.03)      (0.05)       (0.05)       (0.06)        (0.04)
   Net realized and unrealized
     gain (loss) on investments.............       0.36        1.19        (0.03)       (1.08)         0.59
                                              ---------     -------      -------      -------    ----------
     Total from investment operations.......       0.33        1.14        (0.08)       (1.14)         0.55
                                              ---------     -------      -------      -------    ----------

DISTRIBUTIONS:
   From net realized gains..................      (0.01)          -            -        (0.09)            -
                                              ---------     -------      -------      -------    ----------
NET ASSET VALUE - END OF PERIOD.............  $    5.70     $  5.38      $  4.24      $  4.32    $     5.55
                                              =========     =======      =======      =======    ==========

TOTAL RETURN(3).............................       6.14%**    26.89%       (1.85)%     (20.82)%       11.00%**

RATIOS (TO AVERAGE NET
   ASSETS)/SUPPLEMENTAL DATA:(4)
   Expenses:
   Including expense limitations............       1.55%*      1.55%        1.55%        1.55%         1.55%*
   Excluding expense limitations............       2.55%*      5.18%       38.22%       63.66%       228.87%*
   Net investment loss......................      (1.00)%*    (1.05)%      (1.07)%      (1.30)%       (1.22)%*
Portfolio Turnover..........................         55%**       79%         119%         116%           47%**
Net assets at end of period (000 omitted)...     13,984     $12,750      $ 1,037      $   508    $       81

--------------------
*     Annualized.

**    Not annualized.

(1)   Commencement of operations.

(2) The net investment loss per share was calculated using average shares outstanding method.

(3)   Excluding sales charge.

(4) For the period December 14, 2001 to December 31, 2004, the Fund operated as a feeder fund in a master-feeder structure. During this period, the expense and net investment income (loss) ratios include expenses allocated from the master fund, WT Investment Trust I -- Mid Cap Series (the "Series"), and the portfolio turnover rate reflects investment activity of the Series.

                             MANAGEMENT OF THE FUND

The Board of Trustees of the Fund has oversight responsibility of the management, activities and affairs of the Fund and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Fund and its shareholders.

INVESTMENT ADVISER

Roxbury Capital Management, LLC ("Roxbury"), 100 Wilshire Boulevard, Suite 1000, Santa Monica, California 90401, serves as the investment adviser to the Fund. As the Fund's investment adviser, Roxbury has overall responsibility for directing the Fund's investments. Roxbury provides investment advisory services to mutual funds and other institutional accounts, including corporations, union and pension accounts, foundations, and endowments, as well as to individuals. As of March 31, 2005, Roxbury had assets under management of approximately $[2.9] billion.

For the fiscal year ended June 30, 2004, Roxbury received a fee of 0.75% of the average daily net assets of the Fund.

FUND MANAGER

The fund manager's business experience and educational background is provided below.

ALFRED J. LOCKWOOD, CPA, CFA is the portfolio manager of the Mid Cap Fund and is also responsible for general research on small to mid cap companies. Mr. Lockwood's participation in Roxbury's Investment Committee provides additional access to research and investment ideas. Mr. Lockwood joined Roxbury in 1992 and is the manager of Roxbury's small to mid cap strategies. He is co-Chief Investment Officer and a member of Roxbury's Investment Committee. Mr. Lockwood's CPA background complements his securities analysis in researching mid size growth companies. His previous experience as an Audit Manager for Ernst & Young exposed him to many company managements, primarily in the small to mid cap areas and across a diverse range of industries, including distribution, healthcare, technology and others. Mr. Lockwood has particular skill in assessing a company's complete business context relative to its competitors and the marketplace. A skilled numbers man, he likes to look beyond the numbers for undervalued or misunderstood investment opportunities. Mr. Lockwood received a B.S. from California State University, Northridge.

SERVICE PROVIDERS

The chart below provides information on the primary service providers.

Asset                                                                                 Shareholder
Management                                                                            Services

          INVESTMENT ADVISER                                                                   TRANSFER AGENT

    Roxbury Capital Management LLC                                                                PFPC Inc.
  100 Wilshire Boulevard, Suite 1000                                                           760 Moore Road
        Santa Monica, CA 90401                                                            King of Prussia, PA 19406

                                                                                        Handles shareholder services,
                                                                                         including recordkeeping and
                                                                                           statements, payment of
    Manages the Fund's business and                                                    distributions and processing of
        investment activities.                                                             buy and sell requests.

                                                       WT MUTUAL FUND

                                                    ROXBURY MID CAP FUND

Fund                                                                                  Asset
Operations                                                                            Safe Keeping

           ADMINISTRATOR AND                                                                      CUSTODIAN
           ACCOUNTING AGENT
                                                                                          Wilmington Trust Company
               PFPC Inc.                                                                  1100 North Market Street
         301 Bellevue Parkway                                                               Wilmington, DE 19890
         Wilmington, DE 19809

  Provides facilities, equipment and                                                  Holds the Fund's assets, settles
 personnel to carry out administrative                                                  all Fund trades and collects
   services related to the Fund and                                                      most of the valuation data
     calculates the Fund's NAV and                                                      required for calculating the
            distributions.                                                                  Fund's NAV per share

                                            Distribution

                                                         DISTRIBUTOR

                                             Professional Funds Distributor, LLC
                                                       760 Moore Road
                                                  King of Prussia, PA 19406

                                               Distributes the Fund's shares.

                             SHAREHOLDER INFORMATION

HOW SHARE PRICE IS CALCULATED

The Fund values its assets based on current market values when such values are readily available. These prices normally are supplied by a pricing service. Any assets held by the Series that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC determines the daily net asset value. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities.

Securities that do not have a readily available current market value are valued in good faith using procedures adopted by the Board of Trustees. When a Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. The Fund's policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Fund's procedures may not accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

PFPC Inc. determines the NAV per share of the Fund as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern time), on each day that the Exchange and the transfer agent are open for business (each, a "Business Day"). The NAV is calculated by adding the value of all securities and other assets in the Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in the Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent and, under no circumstances will any order be accepted for purchase, redemption or exchange after the NAV calculation. Shares will only be priced on business days.

SELECTING THE CORRECT CLASS OF SHARES

This prospectus offers Class A, Class B and Class C Shares of the Fund. Each class has its own cost structure, allowing you to choose the one that best meets your requirements and current expectations. Your financial consultant can help you decide which class is best for you. For estimated expenses of each class, see the table under "Fees and Expenses" earlier in this prospectus.

CLASS A SHARES - INITIAL SALES CHARGE

If you purchase Class A Shares, you will incur a sales charge at the time of purchase based on the dollar amount of your purchase (a "front-end load"). The maximum initial sales charge is 5.50%, which is reduced for purchases of $50,000 and more. The amount of any front-end load included in your offering price varies, depending on the amount of your investment:

                                                    SALES CHARGE AS
                                                    A PERCENTAGE OF                        AS A PERCENTAGE
                                                    OFFERING PRICE                       OF NET ASSET VALUE
     YOUR INVESTMENT:                                  PER SHARE                              PER SHARE
--------------------------                          ----------------                     -------------------
$50,000 and less                                         5.50%                                  5.82%
$50,000 up to $150,000                                   5.00%                                  5.26%
$150,000 up to $250,000                                  4.50%                                  4.71%
$250,000 up to $500,000                                  3.50%                                  3.63%
$500,000 up to $1,000,000                                3.00%                                  3.09%
Over $1,000,000                                          0.00%                                  0.00%

Sales charges also may be reduced by using the Accumulation Privilege and through a Letter of Intent described under "Sales Charge Reductions and Waivers." Class A Shares are subject to an ongoing shareholder service fee of 0.25% of the Fund's average net assets attributable to Class A Shares. Class A Shares will not be subject to any contingent deferred sales charge ("CDSC" or "back-end load") when they are redeemed. Although some purchases may not be subject to an initial sales charge, such purchases may be subject to a CDSC of 1.00% if the shares are redeemed within one year after purchase.

Class A Shares also will be issued upon conversion of Class B Shares, as described below under "Class B Shares." The minimum initial investment in Class A Shares is $2,000.

Part of the front-end sales charge is paid directly to the selling broker-dealer (the "dealer reallowance"). The remainder is retained by the distributor and may be used either to promote the sale of the Fund's shares or to compensate the distributor for its efforts to sell the shares of the Fund.

Information regarding reduced sales charges for investors is accessible on the Internet at www.roxcap.com, free of charge, by clicking the "Mutual Funds" tab and through the use of hyperlinks in order to make this information easily accessible.

CLASS B SHARES - DEFERRED SALES CHARGE

If you purchase Class B Shares, you will not incur a front-end sales charge at the time of purchase. However, Class B Shares are subject to an ongoing Rule 12b-1 distribution fee of 0.75% of average net assets and an ongoing shareholder service fee of 0.25% of average net assets. The Rule 12b-1 distribution fee and the shareholder service fee accrue daily and are paid monthly.

Class B Shares are subject to a CDSC if you redeem them prior to the seventh year after purchase.

YEARS AFTER                    CDSC ON SHARES
  PURCHASE                     BEING REDEEMED
-----------                    --------------
  1st year                         5.00%
  2nd year                         4.00%
  3rd year                         3.00%
  4th year                         3.00%

    YEARS AFTER                   CDSC ON SHARES
     PURCHASE                     BEING REDEEMED
-----------------                 --------------
     5th year                         2.00%
     6th year                         1.00%
     7th year                         None
After the 7th year                    None

Class B Shares will be automatically converted to Class A Shares, which are subject to a shareholder service fee of 0.25%, at the end of the eighth year (96th month) after purchase. Automatic conversion of Class B Shares into Class A Shares will occur at least once a month on the basis of the relative net asset values of the shares of the two classes on the conversion date, without the imposition of any sales load, fee or other charge. Conversion of Class B Shares to Class A Shares will not be deemed a purchase or sale of the shares for federal income tax purposes. Shares purchased through reinvestment of dividends and other distributions on Class B Shares also will convert automatically to Class A Shares based on the portion of purchased shares that convert. The minimum initial investment in Class B Shares is $2,000.

CLASS C SHARES - PAY AS YOU GO

If you purchase Class C Shares, you do not incur a sales charge at the time of purchase. However, Class C Shares are subject to an ongoing Rule 12b-1 distribution fee of 0.75% of average net assets and an ongoing shareholder service fee of 0.25% of average net assets. Class C Shares also are subject to a 1.00% CDSC if you redeem them within 18 months of purchase. Although Class C Shares are subject to a CDSC for only 18 months (as compared to six years for Class B), Class C Shares have no conversion feature. Accordingly, if you purchase Class C Shares, those shares will be subject to the 0.75% distribution fee and the 0.25% shareholder service fee for as long as you own your Class C Shares. There is not a CDSC imposed on Class C Shares acquired through reinvestment of dividends or capital gains. The minimum initial investment in Class C Shares is $2,000.

The CDSC on redemptions of shares is computed based on the original purchase price of the shares being redeemed, net of reinvested dividends and capital gains distributions. CDSC calculations are based on the specific shares involved, not the value of the account. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares to meet your request, we will sell your shares on a first-in, first-out basis. Your financial consultant or institution may elect to waive some or all of the payment, thereby reducing or eliminating the otherwise applicable CDSC.

OTHER CLASSES OF SHARES

The Fund offers other classes of shares, from time to time. These other classes, if offered, may not be available to the general public, although they may appear in newspaper listings. When reviewing newspaper listings, please remember that the class or classes listed may not be the class you own and therefore the net asset value(s) listed may be different from the net asset value of your shares.

SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING SALES CHARGES ON YOUR CLASS A SHARES. There are several ways you can combine multiple purchases of Class A Shares to take advantage of the breakpoints in the sales charge schedule. These can be combined in any manner:

            - Accumulation Privilege. When calculating the appropriate sales charge rate, the Fund will add the value of any Class A shares owned by you and your immediate family to the amount of your next investment. To be entitled to a reduced sales charge based on shares already owned, you must ask for the reduction at the time of purchase. You must provide the Fund with your account number(s), and if applicable, the account numbers of your immediate family member(s).

            - Letter of Intent. A Letter of Intent allows you to purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send the Fund a Letter of Intent. See the SAI for additional terms and conditions.

CLASS A SHARES NET ASSET VALUE PURCHASES. Class A Shares may be sold at net asset value without incurring the front-end load to:

            - Clients of financial consultants who exchange their shares from an unaffiliated investment company that has a comparable sales charge, provided that such shares are purchased within 60 days of the redemption and the exchange is effected through the same financial consultant;

            - Trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with 50 or more eligible employees and employer-sponsored benefit plans in connection with purchases of Fund shares made as a result of participant-directed exchanges between options in such a plan;

            - Investment advisers, financial planners and certain financial institutions that place trades for their own accounts or the accounts of their clients either individually or through a master account and who charge a management, consulting or other fee for their services;

            - "Wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners having sales or service agreements with the distributor or another broker-dealer or financial institution with respect to sales of Fund shares;

            - Current or retired trustees, officers and employees of the Fund, the distributor, the transfer agent, the Adviser and its members, certain family members of the above persons, and trusts or plans primarily for such persons or their family members;

            - Current or retired registered representatives or full-time employees and their spouses and minor children and plans of broker-dealers or other institutions that have selling agreements with the distributor; and

            - Such other persons as are determined by the Adviser or distributor to have acquired shares under circumstances where the Fund has not incurred any sales expense.

CDSC WAIVERS. In general, the CDSC may be waived on shares you sell for the following reasons:

            - Payments through certain systematic retirement plans and other employee benefit plans;

            - Qualifying distributions from qualified retirement plans and other employee benefit plans;

            - Distributions from custodial accounts under section 403(b)(7) of the Internal Revenue Code as well as from Individual Retirement Accounts (IRAs) due to death, disability or attainment of age 70-1/2;

            -     Participation in certain fee-based programs.

REINSTATEMENT PRIVILEGE. If you sell shares of the Fund, you may invest some or all of the proceeds in the Fund within 90 days without a sales charge. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration. In addition, you must notify the Fund when you send in your purchase order that you are repurchasing shares and would like to exercise this option.

To use any of above listed waivers or privileges, please contact your financial consultant.

PURCHASE OF SHARES

Investors may purchase shares of the Fund through financial intermediaries such as financial consultants, securities brokers, dealers or benefit plan administrators. Investors should contact their financial intermediary directly for appropriate purchase instructions, as well as for information pertaining to accounts and any servicing or transaction fees that may be charged. Some financial intermediaries may appoint subagents.

The minimum initial investment in Class A, Class B or Class C Shares is $2,000. Additional investments in the Fund may be made in any amount.

The Fund reserves the right to change the criteria for eligible investors and the investment minimums.

See "Sales Charge Reductions and Waivers" for ways to make your initial investment go farther.

Shares are sold at a public offering price based on the NAV for the class of shares selected, less any applicable front-end sales loads. If your purchase order is received by the transfer agent before the close of regular trading on the Exchange on any Business Day, you will pay the next public offering price that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day.

Any purchase order may be rejected if the Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders.

It is the responsibility of the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

For information on other ways to purchase shares, including through an individual retirement account (IRA), call the transfer agent at (800) 497-2960, or see our SAI.

For information on an automatic investment plan or a payroll investment plan, see our SAI.

REDEMPTION OF SHARES

You may redeem your shares by calling (800) 497-2960 and provide your account name, number and amount of redemption. Redemptions will be sent to the shareholder's address or bank account on record.

If you purchased your shares through a financial intermediary, you should contact the intermediary for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

If you redeem shares via wire transfer, you may be required to pay fees, including a $10 wire fee and other fees that will be directly deducted from your redemption proceeds. If you request redemption checks to be sent by overnight mail, you may be required to pay a $10 fee that will be directly deducted from your redemption proceeds.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund is intended to be long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of Fund shares can disrupt the management of the Fund, negatively affect the Fund's performance, and increase expenses for all Fund shareholders. In particular, frequent trading can
(i) force a Fund's portfolio managers to hold larger cash positions than desired instead of fully investing the Fund, which can result in lost investment opportunities; (ii) cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example some small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders using arbitrage strategies can dilute a Fund's NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase shares of the Funds.

The Board of Trustees of the Fund has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares. The Fund's policy is intended to discourage excessive trading in a Fund's shares that may harm long-term investors and to make reasonable efforts to detect and deter excessive trading. The Fund reserves the right to reject any purchase order or exchange request at any time and for any reason, without prior written notice. The Fund may, in certain circumstances, reverse a transaction determined to be abusive.

The Fund will generally monitor trading activity within a 90-day period. The Fund may consider trading activity over a longer period than 90 days and may take into account market conditions, the number of trades and the amount of the trades in making such determinations. In applying these policies, the Fund considers the information available to it at the time and may consider trading activity in multiple account under common ownership, control or influence.

When excessive or short-term trading is detected, the party involved may be banned from future trading in the Fund. Judgments related to the rejection of purchase and the banning of future trades are inherently subjective and involve some selectivity in their application. The Adviser will seek to make judgments and applications that are consistent with the interests of the Fund's shareholders.

The Fund's policies for deterring excessive trading in Fund shares are intended to be applied uniformly to all Fund shareholders to the extent practicable. Some intermediaries, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Fund. Because the Fund receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Fund is substantially limited in its ability to identify or deter excessive traders or other abusive traders. The transfer agent for the Fund will use its best efforts to obtain the cooperation of intermediaries to identify excessive traders and to prevent or limit abusive trading activity, to the extent practicable. Nonetheless, the Fund's ability to identify and deter frequent purchases and redemptions of a Fund's shares through omnibus accounts is limited, and the Fund's success in accomplishing the objectives of the policies concerning excessive trading in Fund shares in this context depends significantly upon the cooperation of the intermediaries, which may have adopted their own policies regarding excessive trading which are different than those of the Funds.

SMALL ACCOUNTS. If the value of your Fund accounts falls below the investment minimum, the Fund may ask you to increase your balance. If the account balance is still below the investment minimum after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below the investment minimum solely as a result of a reduction in your account's market value.

For information on other ways to redeem shares, please refer to our SAI.

DISTRIBUTIONS

Distributions from the net investment income of the Fund, if any, are declared and paid annually to you. Any net capital gain realized by the Fund will be distributed annually.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional Fund shares, unless you have elected to receive distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

FEDERAL INCOME TAXES. As long as the Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While the Fund may invest in securities that earn interest exempt from Federal income tax, the Fund invests primarily in taxable securities. The Fund's distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Fund shares, are generally taxable to you as ordinary income. The Fund will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

The Fund's distributions of a net capital gain, if any, whether received in cash or reinvested in additional Fund shares, are taxable to you as long-term capital gain regardless of the length of time you have held your shares. You should be aware that if Fund shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

It is a taxable event for you if you sell or exchange Fund shares. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

STATE AND LOCAL INCOME TAXES. You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

This section is only a summary of some important income tax considerations that may affect your investment in the Fund. More information regarding those considerations appears in our SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                      DISTRIBUTION AND SERVICE ARRANGEMENTS

Professional Funds Distributor, LLC ("Distributor") manages the Fund's distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates.

RULE 12b-1 FEES

The Fund has adopted a distribution plan pursuant to Rule 12b-1 that allows the Fund to pay a fee to the Distributor for facilitating the sale and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees indirectly will increase the cost of your investment and may cost you more than paying other types of sales charges.

Rule 12b-1 permits a fund directly or indirectly to pay expenses associated with the distribution of its shares and the servicing of its shareholders in accordance with a plan adopted by the Board of Trustees and approved by its shareholders. Pursuant to the Rule, the Board has approved, and the Fund has entered into, separate distribution plans with the Distributor, for the Class B and Class C Shares. Under the distribution plans, the Fund will pay distribution fees to the Distributor at a maximum annual rate of 0.75% of its aggregate average daily net assets attributable to its Class B and Class C Shares.

The distribution plans provide that the Distributor may use the distribution fees received from a class of shares to pay for the distribution and shareholder servicing expenses of that class, including, but not limited to (i) incentive compensation paid to the directors, officers and employees of, agents for and consultants to, the Distributor or any other broker-dealer or financial institution that engages in the distribution of that class; and (ii) compensation to broker-dealers, financial institutions or other persons for providing distribution assistance with respect to that class. Distribution fees may also be used for (i) marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising for that class; (ii) costs of printing and distributing prospectuses, Statements of Additional Information and reports of the Fund to prospective investors in that class; (iii) costs involved in preparing, printing and distributing sales literature pertaining to the Fund and that class; and (iv) costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Fund may, from time to time, deem advisable with respect to the distribution of that class. Distribution fees are accrued daily and paid monthly, and are charged as expenses of, respectively, Class B and Class C Shares as accrued.

The distribution fees applicable to the Class B and Class C Shares are designed to permit you to purchase Class B and Class C Shares through broker-dealers without the assessment of a front-end sales charge and at the same time to permit the Distributor to compensate broker-dealers on an ongoing basis to provide services to shareholders of the Class B and Class C Shares attributable to those broker-dealers.

SHAREHOLDER SERVICE FEES

The Board of Trustees has adopted a shareholder service plan authorizing the Fund to pay service providers an annual fee not exceeding 0.25% of the Fund's average daily net assets of the Class A, Class B and Class C Shares, to compensate service providers who maintain a service relationship. Service activities provided under this plan include (a) establishing and maintaining shareholder accounts and records, (b) answering shareholder inquiries, (c) assisting in share purchases and redemptions, (d) providing statements and reports to shareholders, and (e) providing other related services requested by shareholders.

SHARE CLASSES

The Fund issues Investor, Class A, Class B, Class C, and Institutional Shares. Each class of shares bears a pro rata portion of the Fund's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. Any investor may purchase Investor, Class A, Class B or Class C Shares.

                                    GLOSSARY

"CAP":

Cap or the market capitalization of a company means the value of all of the outstanding shares of the company's common stock in the stock market

FUND EXPENSES:

Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder distribution, administration and custody services.

GROWTH FUNDS:

Growth funds invest in the common stock of growth-oriented companies seeking maximum growth of earnings and share price with little regard for dividend earnings. Generally, companies with high relative rates of growth tend to reinvest more of their profits into the company and pay out less to shareholders in the form of dividends. As a result, investors in growth funds tend to receive most of their return in the form of capital appreciation.

INDEX:

An index is a broad measure of the market performance of a specific group of securities in a particular market, or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

INVESTMENT ADVISER:

The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the investment adviser must follow in its management activities.

MUTUAL FUND:

A mutual fund pools shareholders' money and, using a professional investment manager, invests it in securities like stocks and bonds.

NET ASSET VALUE OR "NAV:

NAV = Assets - Liabilities
      ---------------------
      Outstanding Shares

NET INVESTMENT INCOME:

Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.

RULE 12b-1 FEES:

Rule 12b-1 fees, charged by some funds, are deducted from fund assets to pay for marketing and advertising expenses or, more commonly, to compensate sales professionals for selling fund shares.

SALES CHARGES:

The sales charge or load that you pay is a separate fee based on how much you invest. This fee compensates your financial consultant for providing you with investment assistance and on-going service as well as handling all the paperwork associated with your investment and any subsequent adjustments you make.

                              FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS: These reports contain performance data and information on holdings and operating results for the Fund's most recently completed fiscal year or half-year. The annual report also includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides additional technical and legal description of the Fund's policies, investment restrictions, risks, and business structure, including a description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities holdings. This prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about the Fund may be obtained without charge by contacting:

   The Roxbury Mid Cap Fund
   c/o PFPC Inc. 760 Moore Road
   King of Prussia, PA 19406
   (800) 497-2960
   8:30 a.m. to 5:00 p.m. Eastern time

The Fund's SAI and annual and semi-annual reports are also available, free of charge, at www.roxcap.com. Information about the Fund, including the SAI, can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund may be viewed or downloaded from the EDGAR database on the SEC's Internet site at http://www.sec.gov.

FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL (800) 497-2960.

            The investment company registration number is 811-08648.

                              ROXBURY MID CAP FUND

                          ROXBURY SMALL CAP GROWTH FUND

                             ROXBURY MICRO CAP FUND

                                OF WT MUTUAL FUND

                                 INVESTOR SHARES

                          PROSPECTUS DATED JULY 1, 2005

      This prospectus contains important information about these mutual funds, including information on their investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

      Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a criminal offense.

TABLE OF CONTENTS

                                   FUND DESCRIPTIONS
A look at the goals, strategies,       Summary...........................................     1
risks, expenses and financial          Performance Information...........................     3
history of the Funds.                  Fees and Expenses.................................     5
                                       Example...........................................     6
                                       Investment Objectives.............................     7
                                       Primary Investment Strategies.....................     7
                                       Additional Risk Information.......................     9
                                       Financial Highlights..............................    11

Details about the service          MANAGEMENT OF THE FUNDS
providers.                             Investment Adviser................................    12
                                       Fund Managers.....................................    12
                                       Service Providers.................................    15

Policies and instructions for      SHAREHOLDER INFORMATION
opening, maintaining and               Pricing of Shares.................................    16
closing an account in the Funds.       Purchase of Shares................................    16
                                       Redemption of Shares..............................    17
                                       Exchange of Shares................................    19
                                       Distributions.....................................    19
                                       Taxes.............................................    20

Details on the Funds'              DISTRIBUTION ARRANGEMENTS
share classes.                         Rule 12b-1 Fees...................................    20
                                       Share Classes.....................................    20

                                   GLOSSARY..............................................    21

                                   FOR MORE INFORMATION..................................    22

For information about key terms and concepts, please refer to the "Glossary."

                              ROXBURY MID CAP FUND

                          ROXBURY SMALL CAP GROWTH FUND

                             ROXBURY MICRO CAP FUND

                                 INVESTOR SHARES

                                FUND DESCRIPTIONS

SUMMARY

Investment Objectives     The ROXBURY MID CAP FUND (the "Mid Cap Fund") seeks
                          superior long-term growth of capital.

                          The ROXBURY SMALL CAP GROWTH FUND (the "Small Growth Cap Fund") and the ROXBURY MICRO CAP FUND (the "Micro Cap Fund") seek to achieve long-term capital appreciation.

Investment Focus          Equity (or related) securities

Share Price Volatility    High

Principal Investment      The MID CAP FUND invests, under normal market
Strategies                conditions, at least 80% of its assets in securities
                          of companies with market capitalizations, at the time of purchase, consistent with the capitalization ranges of the Russell MidCap and S&P MidCap 400 Indices.

                          The SMALL CAP GROWTH FUND invests, under normal market conditions, at least 80% of its assets in securities of companies with market capitalizations, at the time of purchase, consistent with the capitalization ranges of the Russell 2000 and S&P SmallCap 600 Indices.

                          The MICRO CAP FUND invests, under normal market conditions, at least 80% of its assets in securities of companies with market capitalizations, at the time of purchase, under $1 billion.

                          The Funds may invest in securities (including preferred stock, warrants and debentures) convertible into or exercisable for common stock and certain option and financial futures contracts ("derivatives"). The Funds may also invest in foreign securities, including American Depositary Receipts.

Principal Risks           An investment in a Fund is subject to the risks
                          summarized below, which are further
                          described under "Additional Risk Information."

                          - It is possible to lose money by investing in the Funds. There is no guarantee that the stock market or the securities that a Fund buys will increase in value.

                          - The Funds' share prices will fluctuate in response to changes in the market value of the Funds' underlying investments. Market value changes result from business developments affecting an issuer as well as general market and economic conditions.

                          - The Funds are subject to greater volatility than funds that invest in large cap companies. Mid cap, small cap and micro cap companies may be more vulnerable than large cap companies to adverse business or economic developments, their securities may be less liquid and more volatile than securities of larger companies, may suffer significant losses.

                          - Growth-oriented investments may be more volatile than the rest of the U.S. stock market as a whole.

                          - Investments in a foreign market are subject to foreign security risk and the risk of losses caused by changes in foreign currency exchange rates.

                          - The use of derivatives may expose a Fund to additional risks that it would not be subject to if it invested directly in securities underlying those derivatives. These risks may cause a Fund to experience higher losses than a fund that does not use derivatives.

                          - The performance of the Funds will depend on whether or not the investment adviser is successful in pursuing the Funds' investment strategies.

                          - The Funds are also subject to other risks which are described under "Additional Risk Information."

Investor Profile          Investors who want the value of their investment to
                          grow and who are willing to accept more volatility for the possibility of higher returns.

PERFORMANCE INFORMATION

                              ROXBURY MID CAP FUND

      The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from calendar year to calendar year and by showing how the Fund's average annual returns for one year and since inception, both before and after taxes, compared with those of the Russell Midcap Index, which are broad measures of market performance. The performance shown is for the Class A Shares of the Fund, as the Investor Share Class has not commenced operations as of the date of this prospectus. Returns of Investor Shares will differ to the extent that they have different expenses. Total returns for Class A shares would have been lower than shown below had certain fees and expenses not been waived and/or reimbursed. The Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

          ANNUAL TOTAL RETURNS FOR THE CALENDER YEARS SINCE INCEPTION

                              [PERFORMANCE GRAPH]

                    RETURNS
                    -------
2001                  3.16%
2002                -31.29%
2003                 45.25%
2004                 13.30%


         CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005: -1.75%

                BEST QUARTER                   WORST QUARTER
                   21.14%                         (21.76)%
              (June 30, 2003)              (September 30, 2002)

CLASS A SHARES                                                            SINCE INCEPTION
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004           1 YEAR   (DECEMBER 14, 2000)
------------------------------------------------------------   ------   ------------------
BEFORE TAXES                                                   13.30%         3.77%
AFTER TAXES ON DISTRIBUTIONS(1,2)                              13.27%         3.60%
AFTER TAXES ON DISTRIBUTIONS AND SALES OF FUND SHARES(1, 2)     8.68%         3.12%
RUSSELL MIDCAP GROWTH INDEX (REFLECTS NO DEDUCTION FOR FEES,   _____%         ____%
EXPENSES OR TAXES)(3)

(1) These figures assume the reinvestment of dividends and capital gain distributions and include the impact of the maximum sales charges.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class A Shares only; after-tax returns for Class B and Class C Shares will vary.

(3) The Russell Midcap Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate mid-cap growth manager's opportunity set.

                          ROXBURY SMALL CAP GROWTH FUND

      The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund for the past calendar year and show how the average annual total returns for one year and since inception, before and after taxes, compare with those of the Russell 2000 Growth Index, which is a broad measure of market performance. The performance shown is for the Institutional Shares of the Fund, as the Investor Share Class commenced operations on September 30, 2004 and do not yet have a full calendar year of performance. Returns of Investor Shares will differ to the extent that they have different expenses. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

                 ANNUAL TOTAL RETURN FOR THE PAST CALENDAR YEAR

                              [PERFORMANCE GRAPH]

PERFORMANCE YEAR    RETURNS
----------------    -------
2004                 7.55%

         CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005:  -5.79%

                     BEST QUARTER                    WORST QUARTER
                        27.73%                          -7.58%
                   (June 30, 2003)               (September 30, 2004)

SMALL CAP GROWTH FUND - INSTITUTIONAL SHARES                                                  Since Inception
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004                               1 Year    (January 2, 2003)
---------------------------------------------------------------------------------  -------   -----------------
Return Before Taxes                                                                 7.55%          33.93%
Return After Taxes on Distributions(1)                                              6.80%          32.86%
Return After Taxes on Distributions and Sale of Shares(1)                           4.91%          28.75%

Russell 2000 Growth Index (reflects no deductions for fees, expenses or taxes)(2)   [___%]         [____%]

-----------------------
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small-cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate small-cap growth manager's opportunity set.

                             ROXBURY MICRO CAP FUND

      The Micro Cap Fund was first offered on December 31, 2004 and has less than one full calendar year of performance. Therefore no performance information is available.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold Investor Shares of the Funds.

                                                                                        Investor Shares
                                                                                 ----------------------------
                                                                                    Mid Cap and
                                                                                 Small Cap Growth   Micro Cap
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                            Funds           Fund
Maximum sales charge (load) imposed on purchases (as a percentage of offering          None           None
   price)
Maximum deferred sales charge                                                          None           None
Maximum sales charge imposed on reinvested dividends (and other distributions)         None           None
Redemption fee(a)                                                                    1.00%(a)       2.00%(b)
Exchange fee(a)                                                                      1.00%(a)       2.00%(b)

(a) Investor Shares of the Mid Cap and Small Cap Growth Funds are subject to a 1.00% fee only if redeemed or exchanged within the first 60 days after purchase. See "Redemption of Shares" and "Exchange of Shares" for additional information.

(b) Investor Shares of the Micro Cap Fund are subject to a 2.00% fee only if redeemed or exchanged within the first 60 days after purchase. See "Redemption of Shares" and "Exchange of Shares" for additional information.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):

                                                     Small Cap
                                    Mid Cap Fund    Growth Fund   Micro Cap Fund
                                  ---------------   -----------   --------------
Management fees(1)                   0.75%            1.00%           1.50%
Distribution (12b-1) fees            0.25%            0.25%           0.25%
Other expenses(2)                    1.38%            0.27%          44.64%
TOTAL ANNUAL OPERATING EXPENSES      2.38%            1.52%          46.39%
Waivers/Reimbursements              (0.83)%(3, 4)      N/A          (43.89)%(3, 4)
TOTAL NET EXPENSES                   1.55%(3, 4)       N/A            2.50%(3, 4)

(1) The Mid Cap Fund pays Roxbury a monthly advisory fee at the annual rate of 0.75% of the Fund's first $1 billion of average daily net assets; 0.70% of the next $1 billion of average daily net assets; and 0.65% of the Fund's average daily net assets in excess of $2 billion. The Small Cap Growth Fund pays Roxbury a monthly advisory fee at the annual rate of 1.00% of the Fund's first $1 billion of average daily net assets; 0.95% of the next $1 billion of average daily net assets; and 0.90% of the Fund's average daily net assets in excess of $2 billion.

(2) "Other expenses" have been restated to reflect current fees.

(3) The Adviser has a contractual obligation to waive a portion of its fees and assume certain expenses of the Mid Cap Fund and the Micro Cap Fund to limit the total annual operating expenses to 1.55% and 2.50%, respectively. The respective waivers will remain in effect through November 30, 2015 for the Mid Cap Fund and December 31, 2007 for the Micro Cap Fund.

(4) The administrator and accounting agent has a contractual obligation through September 2007 to waive certain flat rate fees associated with the Funds, where a Class' average daily net assets is below $25 million. As a percentage of average net assets for the month ended March 31, 2005 these fees have been estimated to equal 0.10%, and 25.78% of the Mid Cap Fund and Micro Cap Fund, respectively.

EXAMPLE

      This example is intended to help you compare the cost of investing in Investor Shares of a Fund with the cost of investing in other mutual funds. The example below shows what you would pay if you invested $10,000 over the various time periods indicated. The example assumes that:

      -     you reinvested all dividends and other distributions;

      -     the average annual return was 5%;

      - a Fund's total operating expenses (reflecting contractual waivers and reimbursements) are charged and remain the same over the time periods; and

      -     you redeemed all of your investment at the end of each time period.

      Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

INVESTOR SHARES         1 Year   3 Years   5 Years   10 Years
---------------         ------   -------   -------   --------
Mid Cap Fund            $  132   $   423   $   747   $  1,668
Small Cap Growth Fund   $  129   $   403   $   697   $  1,534
Micro Cap Fund          $  228   $ 5,401   $15,688   $ 43,987

      The above example is for comparison purposes only and is not a representation of a Fund's actual expenses and returns, either past or future.

INVESTMENT OBJECTIVE

      The ROXBURY MID CAP FUND seeks superior long-term growth of capital. Each of the ROXBURY SMALL CAP GROWTH FUND and the ROXBURY MICRO CAP FUND seeks to achieve long-term capital appreciation.

      The investment objective of the Mid Cap Fund and the Small Cap Growth Fund may not be changed without shareholder approval. The investment objective of the Micro Cap Fund may be changed without shareholder approval upon sixty (60) days written notice to shareholders.

      There is no guarantee that any Fund will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES

      The ROXBURY MID CAP FUND, under normal market conditions, invests at least 80% of its assets in the following equity (or related equity securities):

      - common stocks of corporations that are judged by the investment adviser to have strong growth characteristics and, with respect to at least 80% of the Fund's assets, at the time of purchase, have a market capitalization consistent with the capitalization ranges of the Russell Midcap and S&P MidCap 400 Indices ("mid cap company")

      -     securities convertible into mid cap companies

      -     options on common stock or options on stock indices

      Mid-cap companies are those whose capitalization is consistent with the capitalization range of the Russell Midcap and S&P MidCap 400 Indices at the time of the Fund's investment. As of March 31, 2005, the range of market capitalization of companies that are in the Russell Midcap and S&P MidCap 400 Indices ("Indices") was between $326 million and $15.2 billion. As market conditions change, so will the capitalizations of the companies that make up the Indices. The investment adviser looks for quality, sustainable-growth stocks within the mid-cap portion of the market. At the time of initial purchase, an investment's market capitalization will fall within the capitalization range of the Indices. Due to market price adjustments or other events after the time of purchase, it is possible that an investment's market capitalization may drift above or below this range. Nevertheless, companies whose capitalization no longer meets this definition after purchase continue to be considered to have a mid cap market capitalization for purposes of the 80% policy. The Fund is not limited to only mid-cap companies, and under normal market conditions, may invest up to 20% of its assets in stocks of companies within larger or smaller capitalizations.

      The ROXBURY SMALL CAP GROWTH FUND, under normal market conditions, invests at least 80% of its assets in the following equity (or related securities):

      - common stocks of U.S. corporations that are judged by the investment adviser to have strong growth characteristics or to be undervalued in the marketplace relative to underlying profitability and have a market capitalization which, at the time of purchase, is consistent with the capitalization ranges of the S&P SmallCap 600 and Russell 2000 Indices ("small cap companies")

      - options on, or securities convertible (such as convertible preferred stock, convertible bonds, warrants and debentures) into, the common stock of small cap companies

      -     options on indices of the common stock of small cap companies

      - contracts for either the future delivery, or payment in respect of the future market value, of certain indices of the common stock of small cap companies, and options upon such futures contracts

      Small cap companies are those whose capitalizations are consistent with the market capitalizations of companies in the S&P SmallCap 600 and Russell 2000 Indices at the time of the Fund's investment. As of March 31, 2005, the range of market capitalizations represented by companies in these indices was between $40.0 million and $3.5 billion. Due to market price adjustments or other events after the time of purchase, it is possible that an investment's market capitalization may drift above or below this range. Nevertheless, a company whose capitalization no longer meets this definition after purchase continues to be considered to have a small market capitalization for purposes of the 80% policy. The Fund is not limited to only small cap companies and under normal market conditions may invest up to 20% of its assets in stocks of companies in other capitalizations ranges.

      The ROXBURY MICRO CAP FUND, under normal market conditions, will invest at least 80% of its assets in the following equity (or related securities):

      - common stocks of companies that have a market capitalization which, at the time of purchase, is under $1 billion. ("micro cap companies")

      - options on, or securities convertible (such as convertible preferred stock, convertible bonds, warrants and debentures) into, the common stock of micro cap companies

      -     options on indices of the common stock of micro cap companies

      - contracts for either the future delivery, or payment in respect of the future market value, of certain indices of the common stock of micro cap companies, and options upon such futures contracts

      Micro cap companies are those whose capitalization is under $1 billion at the time of the Fund's investment. Due to market price adjustments or other events after the time of purchase, it is possible that an investment's market capitalization may drift above or below this range. Nevertheless, a company whose capitalization no longer meets this definition after purchase continues to be considered to have a micro market capitalization for purposes of the 80% policy. The Fund is not limited to only micro cap companies and under normal market conditions may invest up to 20% of its assets in stocks of companies in higher capitalization ranges.

      The 80% policy of each Fund may be changed upon sixty (60) days written notice to shareholders.

      ALL FUNDS. The investment adviser selects securities that it believes exhibit strong growth characteristics. The investment adviser uses a bottom up approach to identify new investment opportunities and to evaluate existing investments on an ongoing basis to determine continued suitability. All investments undergo a valuation analysis to estimate their risk/reward characteristics.

      The Funds may also invest in certain option and financial futures contracts ("derivatives") as well as foreign securities, including American Depositary Receipts ("ADRs"). ADRs are negotiable certificates held in a U.S. bank representing a specific number of shares of a foreign stock traded on a U.S. stock exchange. ADRs make it easier for U.S. citizens to invest in foreign companies, due to the widespread availability of dollar-denominated price information, lower transaction costs, and timely dividend distributions. An American Depositary Share or ADS is the share issued under an American Depositary Receipt agreement which is actually traded

      At the time of purchase, individual stock holdings may represent up to 5% of a Fund's value. Due to market price fluctuations, individual stock holdings may exceed 5% of the value of the total fund. The Funds may over or underweight certain industries and sectors based on the investment adviser's opinion of the relative attractiveness of companies within those industries and sectors. The Funds may not invest in more than 10% of the outstanding voting shares of a company.

      In order to respond to adverse market, economic, political or other conditions, the Funds may assume a temporary defensive position and invest without limit in commercial paper and other money market instruments that are rated investment grade by a nationally recognized statistical rating organization, or determined by the investment adviser to be of comparable quality. The result of this action may be that a Fund will be unable to achieve its investment objective.

      The frequency of fund transactions and a Fund's turnover rate will vary from year to year depending on the market. A higher turnover rate increases transaction costs (i.e., brokerage commissions) and adverse tax consequences for a Fund's shareholders. With frequent trading activity, a greater proportion of any dividends paid out by a Fund will be characterized as ordinary income, which is taxed at higher rates than long-term capital gains. Such factors may have the effect of lowering overall fund performance.

      The Funds also may use other strategies and engage in other investment practices, which are more fully described in our Statement of Additional Information ("SAI").

ADDITIONAL RISK INFORMATION

      The following is a list of certain risks that may apply to your investment in a Fund. Further information about investment risks is available in our SAI.

      - SMALL COMPANY RISK: Companies in which the Funds invest may be more vulnerable than larger companies to adverse business or economic developments. Micro cap, small cap and mid cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of larger companies and therefore may involve greater risk than investing in larger companies.

            Micro Cap Risk Investments by the Micro Cap Fund in small, new or unseasoned companies which may be in their early stages of development, or small companies positioned in new and emerging industries where the opportunity for rapid growth is expected to be above average are subject to additional risks. Micro cap companies may have relatively small revenues, limited or very focused product lines, and small shares of the market for their products or services or very large shares of an emerging market. These companies may lack depth of management, they may be unable to internally generate the funds necessary for growth or potential development or to generate such funds through external financing on favorable terms, or they may be developing or marketing new products or services for which markets are not yet established and may never become well established. Due to these and other factors, such companies may suffer significant losses and investments in such companies will be volatile and are therefore speculative. Historically, micro cap stocks have been more volatile in price than larger capitalization stocks. Among the reasons for the greater price volatility of these securities are the lower degree of liquidity in the markets for such stocks, and the potentially greater sensitivity of such small companies to changes in or failure of management and in many other changes in competitive, business, industry and economic conditions, including risks associated with limited product lines, markets, management depth, or financial resources. Besides exhibiting greater volatility, micro and small cap stocks may, to a degree, fluctuate independently of larger company stocks. Micro and small cap stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. Investors should therefore expect that the price of the Micro Cap Fund's shares will be more volatile than the shares of a fund that invests in larger capitalization stocks.

      - GROWTH INVESTING RISK: The risk that an investment in a growth-oriented fund may be more volatile than the rest of the U.S. market as a whole.

      - DERIVATIVES RISK: Some of a Fund's investments may be referred to as "derivatives" because their value depends on, or is derived from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging, risk management, or other fund management purposes consistent with a Fund's investment objective. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of a Fund's total assets may at any time be committed or exposed to derivative strategies.

      - FOREIGN SECURITY RISK. Foreign investments involve risks relating to political, economic, regulatory or social instability, military action or unrest, or diplomatic developments and may be affected by actions of foreign governments adverse to the interest of U.S. investors.

      - CURRENCY RISK. The risk related to investments denominated in foreign currencies. Foreign securities are usually denominated in foreign currency therefore changes in foreign currency exchange rates affect the net asset value of the Funds.

      - IPO RISK: The Funds may purchase securities of companies engaged in their initial public offerings (IPOs). The price of securities purchased in IPOs can be very volatile. The effect of IPO investments on a Fund's performance depends on a variety of factors, including the number of IPOs a Fund invests in relative to the size of a Fund, and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Fund's asset base increases, IPOs often have a diminished effect on fund performance.

      - LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. While the markets in securities of small companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volumes than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets. Forced liquidations of a Fund could result in adverse price fluctuations in securities held and in a Fund's overall value.

      - MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

      - VALUATION RISK: The risk that a Fund has valued certain of its securities at a higher price than it can sell them.

FINANCIAL HIGHLIGHTS

      The financial highlights table is intended to help you understand a Fund's financial performance since inception. Certain information reflects financial results for a single Investor Share of a Fund. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Small Cap Fund (assuming reinvestment of all dividends and other distributions). These financial highlights for the six month period ended December 31, 2004 have not been audited.

SMALL CAP GROWTH FUND -- INVESTOR SHARES

                                                              For the Period
                                                            September 30, 2004(1)
                                                                  through
                                                             December 31, 2004
                                                                (Unaudited)
                                                            ---------------------
NET ASSET VALUE -- BEGINNING OF PERIOD.................           $ 15.48
                                                                 -------
INVESTMENT OPERATIONS:
   Net investment loss(2)..............................             (0.05)
   Net realized and unrealized gain on investments.....              2.01
                                                                  -------
     Total from investment operations..................              1.96
                                                                  -------
DISTRIBUTIONS:
   From net realized gains.............................             (0.35)
                                                                  -------
NET ASSET VALUE -- END OF PERIOD.......................           $ 17.09
                                                                  =======
TOTAL RETURN...........................................             12.76%**

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:(3)
EXPENSES:
   Including expense limitations.......................              1.58%*
   Excluding expense limitations.......................            232.64%*
   Net investment loss.................................             (1.28)%*
Portfolio turnover rate................................                82%**
Net assets at end of period (000 omitted)..............           $     6

-----------------------------
*     Annualized.

**    Not annualized.

(1)   Commencement of operations.

(2) The net investment loss per share was calculated using average shares outstanding method.

(3) For the period presented, the Fund operated as a feeder fund in a master-feeder structure. During this period, the expense and net investment income (loss) ratios include expenses allocated from the master fund, WT Investment Trust I - Small Cap Growth Series (the "Series"), and the portfolio turnover rate reflects investment activity of the Series.

                             MANAGEMENT OF THE FUNDS

      The Board of Trustees of the Funds has oversight responsibility of the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Funds and their shareholders.

INVESTMENT ADVISER

      Roxbury Capital Management, LLC ("Roxbury"), 100 Wilshire Boulevard, Suite 1000, Santa Monica, California 90401, serves as the investment adviser to the Funds. As the Funds' investment adviser, Roxbury has overall responsibility for directing the Funds' investments. Roxbury provides investment advisory services to mutual funds and other institutional accounts, including corporations, union and pension accounts, foundations, and endowments, as well as to individuals. As of March 31, 2005, Roxbury had assets under management of approximately $[2.9] billion.

      For the fiscal year ended June 30, 2004, Roxbury received a fee of 0.75% and 1.00% of the average daily net assets of the Mid Cap Fund and Small Cap Growth Fund, respectively. Roxbury is entitled to receive an investment advisory fee of 1.50% of the average daily net assets of the Micro Cap Fund per annum.

FUND MANAGERS

      Each fund manager's business experience and educational background is provided below.

ROXBURY MID CAP FUND

      Alfred J. Lockwood, CPA, CFA is the portfolio manager of the Mid Cap Fund and is also responsible for general research on small to mid cap companies. Mr. Lockwood's participation in Roxbury's Investment Committee provides additional access to research and investment ideas. Mr. Lockwood joined Roxbury in 1992 and is the manager of Roxbury's small to mid cap strategies. He is co-Chief Investment Officer and a member of Roxbury's Investment Committee. Mr. Lockwood's CPA background complements his securities analysis in researching mid size growth companies. His previous experience as an Audit Manager for Ernst & Young exposed him to many company managements, primarily in the small to mid cap areas and across a diverse range of industries, including distribution, healthcare, technology and others. Mr. Lockwood has particular skill in assessing a company's complete business context relative to its competitors and the marketplace. A skilled numbers man, he likes to look beyond the numbers for undervalued or misunderstood investment opportunities. Mr. Lockwood received a B.S. from California State University, Northridge.

ROXBURY SMALL CAP GROWTH FUND

      The day-to-day management of the Fund is the responsibility of Roxbury's Small Cap Growth Investment Team, which includes the individuals listed below. The Investment Team meets regularly to make investment decisions for the Fund.

      STEVE MARSHMAN, CFA joined Roxbury in July of 2002 and has twelve years of investment management experience. From 1995 to July 2002, Mr. Marshman was with Columbia Funds Management Company ("Columbia") where he was a Fund Manager for the Small/Mid-Cap Investment Team as well as an Equity Analyst focusing on Small-Mid Cap securities. His responsibilities at Columbia also included Fund Management for Columbia's Technology Fund. Prior to joining Columbia, Mr. Marshman was a fighter pilot in the US Air Force. He has a B.S. from the US Air Force Academy and an MBA from Golden Gate University.

      ROBERT MARVIN, CFA, CPA joined Roxbury in July 2002 and has twelve years of investment management experience. From 1998 to July 2002, Mr. Marvin was with Columbia where he was a Fund Manager in the Small/Mid-Cap Investment Team as well as an Equity Analyst focusing on Small-Mid Cap securities. Prior to joining Columbia, he was Vice President and Consumer Analyst for The Seidler Companies, a Los Angeles based boutique research and brokerage firm. Mr. Marvin began his career at Deloitte & Touche where he earned his CPA and became a Senior Consultant. He has a B.S. from the University of California, Berkeley and an MBA from UCLA.

      BRIAN SMOLUCH, CFA joined Roxbury in July 2002 and has eight years of investment management experience. From 1996 to July 2002, Mr. Smoluch was with Columbia where he was a Fund Manager in the Small/Mid-Cap Investment Team as well as an Equity Analyst focusing on Small-Mid Cap securities. From July 1994 to June 1996, he was a Financial Analyst at Salomon Brothers Investment Banking in New York City. He has a B.S. from University of Virginia and an MBA from Harvard University.

ROXBURY MICRO CAP FUND

      LAURIE BURSTEIN, PhD, CFA is responsible for the day-to-day management of the Micro Cap Fund. Ms. Burstein joined Roxbury in April 2004 to lead the micro cap equity strategy bringing fourteen years of investment management and research experience. She founded Oakwood Capital Management, Inc. in 1996 and began managing client assets in the micro cap equity strategy in January 1997. Prior to founding Oakwood Capital, Ms. Burstein was a portfolio manager at Society Hill Capital where she managed a small capitalization growth stock portfolio. She also served as the firm's Director of Research. Ms. Burstein started her investment management career at Provident Mutual Management Company where she managed a balanced mutual fund, served as an assistant portfolio manager for the company's Growth Fund and provided research analysis to all funds in eight consumer industry groups. She has a B.S. from the University of Pennsylvania, a PhD in Psychology from Temple University, and an M.B.A from the Wharton School of Business.

      Micro Cap Fund Manager's Prior Performance

      Shown below is performance information for a composite of separate accounts (the "Composite") managed by the Micro Cap Fund's portfolio manager, Ms. Burstein, since January 1997 using a micro cap strategy with substantially similar investment objective, policies and strategies. For the periods for which performance information is provided, no other person played a significant role in managing the Composite. At December 31, 2004, the Composite consisted of [19] accounts and $[3.75] million in assets. The results presented are not intended to predict or suggest the return to be experienced by the Micro Cap Fund or the return you might achieve by investing in that Fund.

      YOU SHOULD NOT RELY ON THE FOLLOWING PERFORMANCE DATA AS AN INDICATION OF FUTURE PERFORMANCE OF THE ADVISER OR OF THE MICRO CAP FUND.

      Among other reasons, the Micro Cap Fund's results may be different because of differences in fees and expenses, and the accounts in the Composite are not subject to the same types of expenses to which the Micro Cap Fund is subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Micro Cap Fund by the Investment Company Act of 1940, or the Internal Revenue Code of 1986. The performance of the accounts in the Composite may have been adversely affected had they been subject to the same expenses, restrictions and limitations.

      TOTAL RETURN OF COMPOSITE OF SIMILARLY MANAGED MICRO CAP ACCOUNTS

                       Composite     Composite   Russell 2000
                     Gross of Fees  Net of Fees     Growth     Russell 2000
                     -------------  -----------  ------------  ------------
1 year to 12/31/04       ____%         ____%        ____%          ____%
3 years to 12/31/04      ____%         ____%        ____%          ____%
5 years to 12/31/04      ____%         ____%       -____%          ____%
7 years to 12/31/04      ____%         ____%       -____%          ____%

Please read the following important notes concerning the Composite:

1. The results shown above (1) represent a composite of all discretionary, fee paying, separate accounts managed using the micro cap strategy for at least one month, (2) reflect the reinvestment of any dividends or capital gains, and (3) are shown after deduction of advisory, brokerage or other expenses (excluding fees such as custody fees which are paid separately by the investor).

2. All returns are based in U.S. dollars and are computed using a time-weighted total rate of return.

3. If the Micro Cap Fund's expenses were reflected in the performance of the Composite, such performance would be lower than shown. The composite's results were calculated in accordance with the CFA Institute (formerly the Association for Investment Management and Research ("AIMR")) mutual fund performance calculation methodology but not in accordance with SEC-mandated mutual fund performance calculation methodology. The CFA Institute has not been involved in the preparation or review of this information. Results may have been different if the SEC methodology had been used instead of the AIMR methodology. Past performance is not an indication of future results.

4. The Russell 2000 Index is a passive index that includes the smallest 2,000 stocks in the Russell 3000 Index as measured by market capitalization, to determine their growth or value characteristics. The Russell 2000 Growth Index is formed by assigning a style composite score to all of the companies in the Russell 2000 Index. The indices reflect the reinvestment of dividends but do not reflect fees, brokerage commissions or other expenses of investing. You cannot invest in an index.

SERVICE PROVIDERS

      The chart below provides information on the primary service providers.

Asset                                                                          Shareholder
Management                                                                     Services

         INVESTMENT ADVISER                                                              TRANSFER AGENT

   Roxbury Capital Management LLC                                                           PFPC Inc.
 100 Wilshire Boulevard, Suite 1000                                                      760 Moore Road
       Santa Monica, CA 90401                                                       King of Prussia, PA 19406

                                                                                Handles shareholder services,
                                                                                 including recordkeeping and
                                                                                   statements, payment of
   Manages the Funds' business and                                             distributions and processing of
       investment activities.                                                      buy and sell requests.

                                                   WT MUTUAL FUND
                                                ROXBURY MID CAP FUND

Fund                                        ROXBURY SMALL CAP GROWTH FUND      Asset
Operations                                     ROXBURY MICRO CAP FUND          Safe Keeping

          ADMINISTRATOR AND
          ACCOUNTING AGENT                                                                CUSTODIAN

              PFPC Inc.                                                              Wilmington Trust Company
        301 Bellevue Parkway                                                         1100 North Market Street
        Wilmington, DE 19809                                                           Wilmington, DE 19890

 Provides facilities, equipment and                                              Holds the Funds' assets, settles
personnel to carry out administrative                                              all Fund trades and collects
  services related to the Funds and                                                 most of the valuation data
    calculates the Funds' NAV and                                                  required for calculating the
           distributions.                                                              Funds' NAV per share

                                       Distribution

                                                     DISTRIBUTOR

                                         Professional Funds Distributor, LLC
                                                   760 Moore Road
                                              King of Prussia, PA 19406

                                           Distributes the Funds' shares.

                             SHAREHOLDER INFORMATION

PRICING OF SHARES

      Each Fund values its assets based on current market values when such values are available. These prices normally are supplied by a pricing service. Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC determines the daily NAV. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities.

      Securities that do not have a readily available current market value are valued in good faith using procedures adopted by the Board of Trustees. When a Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. The Funds' policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Funds' procedures may not accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

      PFPC determines the NAV per share of the Funds as of the close of regular trading on the New York Stock Exchange ("Exchange") (currently 4:00 p.m. Eastern time) on each day that the Exchange and the transfer agent are open for business (each, a "Business Day"). The NAV is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in a Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent and, under no circumstances will any order be accepted for purchase, redemption or exchange after the NAV calculation. Shares will only be priced on business days.

PURCHASE OF SHARES

      Fund shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in the Funds' Investor Shares is $2,000. Additional investments may be made in any amount. You may purchase shares as specified below.

      Investors may purchase shares of a Fund through financial intermediaries such as financial consultants, securities brokers, dealers or benefit plan administrators. Investors should contact their financial intermediary directly for appropriate instructions, as well as for information pertaining to account and any servicing or transaction fees that may be charged. Some financial intermediaries may appoint subagents.

      The Funds reserve the right to change the criteria for eligible investors and investment minimums.

      BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Roxbury Funds, indicating the name and class of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, the Funds may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

Regular mail:                                        Overnight mail:
------------                                         --------------
Roxbury Funds                                        Roxbury Funds
c/o PFPC Inc.                                        c/o PFPC Inc.
P.O. Box 9828                                        760 Moore Road
Providence, RI 02940                                 King of Prussia, PA 19406

      BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 497-2960 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

      ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day.

      Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders.

      It is the responsibility of the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

      For information on other ways to purchase shares, including through an individual retirement account (IRA), an Automatic Investment Plan or a Payroll Investment Plan, please refer to our SAI.

REDEMPTION OF SHARES

      You may sell (redeem) your shares on any Business Day. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when Fund shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% for the Mid Cap and Small Cap Growth Funds and 2.00% for the Micro Cap Fund on the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of the financial intermediary to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next Business Day (if received after 4:00 p.m. Eastern time or on a non-Business Day), but never later than 7 days following such receipt. If you purchased your shares through a financial intermediary you should contact the financial intermediary for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

      REDEMPTION FEES: A redemption fee of 1.00% in the case of the Mid Cap and Small Cap Growth Funds and 2.00% in the case of the Micro Cap Fund of the total redemption amount (calculated at market value) may be imposed if you sell your shares within 60 days (the "Holding Period") of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Portfolios (a list of which is shown under the heading "EXCHANGE OF SHARES" below). This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first, however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including (i) shares redeemed (A) via a systematic withdrawal plan approved by the adviser,
(B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by the adviser, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring,
(E) to effect a transfer from one retirement plan to another retirement plan in the same Fund, or (F) by a Fund to cover various fees; or (ii) shares converted from one share class to another in the same Fund. See "EXCHANGE OF SHARES" for additional information regarding the exchange of shares of a Roxbury Fund.

      FREQUENT PURCHASES AND REDEMPTIONS: The Funds discourage frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position, including, primarily, the redemption fees set forth above and related exchanged fees set forth below. The Funds are not designed to accommodate market timing or short-term trading. Frequent trades into or out of a Fund in an effort to anticipate changes in market prices of that Fund's investment portfolio is generally referred to as "market timing". Each Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange orders by market timers or by those persons a Fund or the Distributor believes are engaging in similar trading activity.

      Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of a Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in a Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. Because the Funds may invest in small cap equity securities or in the case of the Micro Cap Fund micro cap securities, which may trade less frequently than larger capitalization securities, frequent trading in the Funds' shares to take advantage of the market pricing inefficiency of such small and micro cap stocks may result in dilution in the value of Fund shares held by long-term investors. Short-term trading in the Funds may also increase expenses and reduce performance due to the difficulties in buying and selling less liquid small cap stocks.

      There is no guarantee that the Funds or their agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. The ability of the Funds and their agents to monitor trades that are placed through omnibus or other nominee accounts is limited in those instances in which the broker, retirement plan administrator, or fee-based program sponsor does not provide complete information to the Funds or their agents regarding underlying beneficial owners of Fund shares.

      BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Fund name and class, your account number and your name. The written instructions and signature guarantee should be mailed to:

Regular mail:                                        Overnight mail:
------------                                         --------------
Roxbury Funds                                        Roxbury Funds
c/o PFPC Inc.                                        c/o PFPC Inc.
P.O. Box 9828                                        760 Moore Road
Providence, RI 02940                                 King of Prussia, PA 19406

      BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are risks. The Funds have safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

      ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a signature guarantee. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Fund shares.

      If shares to be redeemed represent a recent investment made by check, the Funds reserve the right to withhold the redemption proceeds available until it believes that the check has been collected (which could take up to 10 days).

      SMALL ACCOUNTS: If the value of your account falls below the investment minimum, the Funds may ask you to increase your balance. If the account value is still below the investment minimum after 60 days, the Funds may close your account and send you the proceeds. The Funds will not close your account if it falls below the investment minimum solely as a result of a reduction in your account's market value.

      For additional information on other ways to redeem shares, please refer to our SAI.

EXCHANGE OF SHARES

      You may exchange all or a portion of your shares in a Fund for Investor Shares of the following funds ("Roxbury Funds"):

      ROXBURY MID CAP FUND

      ROXBURY SMALL CAP GROWTH FUND

      ROXBURY MICRO CAP FUND

      Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

      Exchange transactions will be subject to the minimum initial investment and other requirements of a Fund into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $2,000.

      FEES ON EXCHANGES: If held for more than 60 days, there is no fee when Fund shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% for the Mid Cap and Small Cap Growth Funds and 2.00% for the Micro Cap Fund on the redemption amount necessary for the exchange may be charged. See "Redemption of Shares" for additional information regarding redemptions and this fee.

      To obtain prospectuses of the Roxbury Funds, you may call (800) 497-2960. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in an account with a financial intermediary, contact the financial intermediary. The Funds may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the Fund's shares to be acquired through such exchange may be legally made.

DISTRIBUTIONS

      Distributions from the net investment income, if any, of a Fund are declared and paid annually to you. Any net capital gain realized by a Fund will be distributed annually.

      Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

      As long as the Funds meet the requirements for being a "regulated investment company," they pay no Federal income tax on the earnings and gains it distributes to shareholders. While the Funds may invest in securities that earn interest exempt from Federal income tax, the Funds invests primarily in taxable securities. The Funds' distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Fund shares, are generally taxable to you as ordinary income. The Funds will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

      A Fund's distribution of a net capital gain, if any, whether received in cash or reinvested in additional Fund shares, are taxable to you as long-term capital gain regardless of the length of time you have held your shares. You should be aware that if Fund shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution. The Funds anticipate the distribution of net capital gain.

      It is a taxable event for you if you sell or exchange Fund shares. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

      STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

      This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding those considerations appears in our SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

      Professional Funds Distributor, LLC manages the Funds' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Investor Shares of the Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

RULE 12B-1 FEES

      Investor Shares of the Funds have adopted distribution plans pursuant to Rule 12b-1 that allow the Funds to pay a fee to the Distributor for the sale and distribution of Investor Shares, and for services provided to shareholders of Investor Shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum distribution fee that a Fund can charge is 0.25% of the average daily net assets of a Fund's Investor Shares.

SHARE CLASSES

      Each Fund issues Investor and Institutional Shares; the Mid Cap Fund also issues Class A, Class B and Class C shares. Each class of shares bears a pro rata portion of a Fund's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. Any investor may purchase Investor, Class A, Class B or Class C Shares.

                                    GLOSSARY

GROWTH FUNDS:

Growth funds invest in the common stock of growth-oriented companies. Generally, growth-oriented companies have high relative rates of growth and tend to reinvest more of their profits into the company and pay out less to shareholders in the form of dividends. As a result, investors in growth funds tend to receive most of their return in the form of capital appreciation.

INVESTMENT ADVISER:

The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the investment adviser must follow in its management activities.

MUTUAL FUND:

A mutual fund pools shareholders' money and, using a professional investment manager, invests it in securities like stocks and bonds. Each of the Funds is a separate mutual fund.

MUTUAL FUND EXPENSES:

Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder distribution, administration and custody services.

NET ASSET VALUE OR "NAV:

NAV = Assets - Liabilities
      --------------------
      Outstanding Shares

NET INVESTMENT INCOME:

Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.

                              FOR MORE INFORMATION

      FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

      ANNUAL/SEMI-ANNUAL REPORTS: These reports contain performance data and information on the Funds' holdings, operating results and a discussion of the market conditions and investment strategies that significantly affected the Funds' performance for the most recently completed fiscal year or half-year.

      STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides additional technical and legal descriptions of the Funds' policies, investment restrictions, risks, and business structure, including a description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio security holdings. The information in the SAI is incorporated into this prospectus by this reference.

      Copies of these documents and answers to questions about the Funds may be obtained without charge by contacting:

      The Roxbury Funds
      c/o PFPC Inc.
      760 Moore Road
      King of Prussia, Pennsylvania 19406
      (800) 497-2960
      9:00 a.m. to 5:00 p.m. Eastern time

      The Funds' SAI and annual and semi-annual reports are also available, free of charge, at www.roxcap.com. Information about the Funds, including their SAI, can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Funds may be viewed or downloaded from the EDGAR database on the SEC's Internet site at http://www.sec.gov.

      FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800)-497-2960.

            The investment company registration number is 811-08648.

                    BALENTINE PREMIER MONEY MARKET PORTFOLIO

                                OF WT MUTUAL FUND

                                 SERVICE SHARES

                          PROSPECTUS DATED JULY 1, 2005

         This prospectus gives vital information about the Balentine Premier Money Market Portfolio, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

         Please note that this Portfolio:

            -     is not a bank deposit

            - is not an obligation of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

            -     is not federally insured

            - is not an obligation of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other government agency

            -     is not guaranteed to achieve its goal(s)

            -     may not be able to maintain a stable $1 share price

         Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS

A look at the goals, strategies,        PORTFOLIO DESCRIPTION
risks and expenses of the                   Summary..........................................................3
Portfolio.                                  Performance Information..........................................5
                                            Fees and Expenses................................................6
                                            Example..........................................................6
                                            Investment Objective.............................................7
                                            Primary Investment Strategies....................................7
                                            Additional Risk Information......................................8
                                            Financial Highlights.............................................9

Details about the service               MANAGEMENT OF THE PORTFOLIO
providers.                                  Investment Adviser..............................................10
                                            Service Providers...............................................11

Policies and instructions for           SHAREHOLDER INFORMATION
opening, maintaining and                    Pricing of Shares...............................................12
closing an account in the                   Purchase of Shares..............................................12
Portfolio.                                  Redemption of Shares............................................13
                                            Frequent Purchases and Redemptions..............................14
                                            Distributions...................................................14
                                            Taxes...........................................................14

Details on the Portfolio's              DISTRIBUTION AND SERVICE ARRANGEMENTS
distribution fees, shareholder              Rule 12b-1 Fees.................................................15
service fees and master/feeder              Shareholder Service Fees........................................15
arrangement.                                Master/Feeder Structure.........................................15

                                        GLOSSARY............................................................16

                                        FOR MORE INFORMATION................................................17


For information about key terms and concepts, please refer to the "GLOSSARY."

                    BALENTINE PREMIER MONEY MARKET PORTFOLIO

                                 SERVICE SHARES

                              PORTFOLIO DESCRIPTION

SUMMARY

Investment Objective        -      The BALENTINE PREMIER MONEY MARKET PORTFOLIO
                                   seeks high current income, while preserving capital and liquidity.

Investment Focus            -      Money market instruments.

Share Price Volatility      -      The Portfolio will strive to maintain a
                                   stable $1.00 share price.

Principal Investment        -      The BALENTINE PREMIER MONEY MARKET PORTFOLIO
Strategy                           invests in money market instruments,
                                   including bank obligations, high quality commercial paper and U.S. Government obligations.

                            - In selecting securities for the Portfolio, the investment adviser seeks current income, liquidity and safety of principal. The investment adviser may sell securities if the securities are downgraded to a lower ratings category.

                            - The BALENTINE PREMIER MONEY MARKET PORTFOLIO, through its corresponding Series, may invest more than 25% of its total assets in the obligations of banks, finance companies and utilities.

Principal Risks             The Portfolio is subject to the risks summarized
                            below, which are further described under "Additional
                            Risk Information."

                            - An investment in the Portfolio is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

                            - The obligations in which the Portfolio invests are subject to credit risk and interest rate risk. Typically, when interest rates rise, the market prices of debt securities go down. Securities issued by government sponsored entities are not insured or guaranteed by the U.S. Government.

                            - The performance of the Portfolio will depend on whether or not the investment adviser is successful in pursuing the investment strategy.

Investor Profile            -      Conservative

PERFORMANCE INFORMATION

         The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year. Total returns would have been lower had certain expenses not been waived and/or reimbursed. Of course, past performance does not necessarily indicate how the Portfolio will perform in the future.

               ANNUAL RETURNS FOR CALENDAR YEARS SINCE INCEPTION
                                   (BAR CHART)

2003           0.29%
2004           0.00%

                                PERFORMANCE YEARS

         CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005: ____%

        BEST QUARTER                                    WORST QUARTER
        ------------                                    -------------
            --%                                              --%
        (____, 200_)                                     (____, 200_)

                                                                               Since Inception
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003         1 Year           (November 4, 2002)
----------------------------------------------------         ------           ------------------
Balentine Premier Money Market Portfolio                      ____%                 ____%


You may call (800) 336-9970 to obtain the Portfolio's current 7-day yield.

FEES AND EXPENSES

     The table below shows the fees and expenses that you may pay if you buy and hold Service Shares of the Portfolio. No sales charges or other fees are paid directly from your investment.

     ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS):

                                                                                     Balentine Premier Money
     SERVICE SHARES                                                                      Market Portfolio
     --------------                                                                      ----------------
     Management Fees                                                                           0.20%
     Distribution (Rule 12b-1) Fees                                                            0.60%
     Shareholder Service Fees                                                                  0.13%
     Other Expenses                                                                            ____%
     TOTAL ANNUAL OPERATING EXPENSES                                                           ___%
     Waivers/reimbursements(2),(3)                                                             ____%
     NET EXPENSES(2),(3)                                                                       0.93%

(1) "Other expenses" have been restated to reflect current fees in connection with the Portfolio's change in investment structure from a master-feeder structure to a stand-alone investment structure that invests directly in portfolio securities.

(2) The investment adviser has contractually agreed to waive a portion of its advisory fee or reimburse expenses to the extent total operating expenses exceed 0.93%. This waiver will remain in place until November 1, 2006 unless the Board of Trustees approves its earlier termination.

(3) The administrator and accounting agent has a contractual obligation to waive certain flat rate fees associated with the Portfolio where average daily net assets is below $75 million through September, 2007. As a percentage of average net assets for the month ended _______, these fees have been estimated to equal _________.


EXAMPLE

     This example is intended to help you compare the cost of investing in Service Shares of the Portfolio with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:

       - you reinvested all dividends;

       - the average annual return was 5%;

       - the Portfolio's total operating expenses (reflecting contractual waivers or reimbursements through November 1, 2006) are charged and remain the same over the time periods; and

       - you redeemed all of your investment at the end of the time period.

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

SERVICE SHARES                                 1 Year      3 Years     5 Years      10 Years
--------------                                 ------      -------     -------      --------
Balentine Premier Money Market Portfolio         $__         $___        $___        $_____

     The above example of Service Shares is for comparison purposes only and is not a representation of the Portfolio's actual expenses and returns, either past or future.

INVESTMENT OBJECTIVE

     The BALENTINE PREMIER MONEY MARKET PORTFOLIO seeks a high level of current income consistent with the preservation of capital and liquidity.

     The investment objective for the Portfolio may be changed without shareholder approval. The Portfolio is a money market fund and intends to maintain a stable $1 share price, although this may not be possible under certain circumstances. There can be no guarantee that the Portfolio will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES

     The BALENTINE PREMIER MONEY MARKET PORTFOLIO invests in:

      - U.S. dollar-denomination obligations of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and wholly-owned banking subsidiaries of foreign banks;

      - commercial paper rated, at the time of purchase, in the highest category of short-term debt ratings of any two nationally recognized statistical rating organizations ("NRSRO");

      - corporate obligations having a remaining maturity of 397 calendar days or less, issued by corporations having outstanding comparable obligations that are (a) rated in the two highest categories of any two NRSROs or (b) rated no lower than the two highest long-term debt ratings categories by any NRSRO;

      -     U.S. Government obligations;

      -     high quality municipal securities; and

      - repurchase agreements that are fully collateralized by U.S. Government obligations.


      U.S. Government obligations are debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Government obligations include securities issued by government-sponsored entities, such as the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, which are not issued, insured or guaranteed by the U.S. Treasury or the U.S. Government. Instruments issued by such government-sponsored entities are supported only by the credit of the issuing entity. If an issuer that is not insured or guaranteed by the U.S. Treasury or U.S. Government fails to meet its commitments, the Portfolio would not be able to assert a claim against the United States.


     High quality securities include those that (1) are rated in one of the two highest short-term rating categories by two NRSROs, such as S&P, Moody's and Fitch IBCA (or by one NRSRO if only one NRSRO has issued a rating) or; (2) if unrated are issued by an issuer with comparable outstanding debt that is rated or are otherwise unrated and determined by the investment adviser to be of comparable quality.

     The Portfolio may also invest in other securities, use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information ("SAI").

ADDITIONAL RISK INFORMATION

     The following is a list of certain risks that may apply to your investment in the Portfolio. Further information about investment risks is available in our
SAI:

      - CREDIT RISK: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

      - FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country.

      - GOVERNMENT OBLIGATIONS RISK: The risk that government-sponsored entities may default on a financial obligation, since their securities are not insured or guaranteed by the U.S. Treasury or the U.S. Government.

      - INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. The yield paid by the Portfolio will vary with changes in interest rates.

      - MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

      - PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

FINANCIAL HIGHLIGHTS

         The financial highlights table is intended to help you understand the Portfolio's financial performance since inception. Certain information reflects financial results for a single Service Share of the Portfolio. The total return in the table represents the rate that you would have earned (or lost) on an investment in the Portfolio assuming reinvestment of all dividends and other distributions. Financial highlights have been audited by ________________ whose report, along with the Portfolio's financial statements, is included in the Service Shares' Annual Report, which is available without charge upon request.

PREMIER MONEY MARKET PORTFOLIO - SERVICE SHARES                                      For the
                                                                                    Six-Month
                                                                                     Period                             For the
                                                                                      Ended                             Period
                                                                                     December     For the Fiscal       November 4,
                                                                                     31, 2004       Year Ended      2002(1) through
                                                                                    (UNAUDITED)    June 30, 2004     June 30, 2003
                                                                                   ------------   --------------    ---------------
NET ASSET VALUE - BEGINNING OF PERIOD...........................................       $1.00           $1.00             $1.00
                                                                                   ------------   --------------    ---------------
INVESTMENT OPERATIONS:(2)
   Net investment income........................................................        0.00              --                --
                                                                                   ------------   --------------    ---------------

DISTRIBUTIONS:(2)
   From net investment income...................................................        0.00              --                --
                                                                                   ------------   --------------    ---------------

NET ASSET VALUE - END OF PERIOD.................................................       $1.00           $1.00              $1.00
                                                                                   ============   ==============    ===============
                                                                                        0.37%**

TOTAL RETURN....................................................................                        0.19%              0.31%**
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:(3)
   Expenses:
     Including expense limitations..............................................        0.93%*          0.93%               0.93%*
     Excluding expense limitations..............................................        1.21%*          1.14%               1.14%*
   Net investment income........................................................        0.70%           0.19%               0.48%*
Net assets at end of period (000 omitted).......................................     $91,733         $66,449             $81,518

*    Annualized.

**   Not annualized.

(1)  Commencement of operations.

(2)  Less than $0.01 per share.

(3) For the periods presented, the Portfolio operated as a feeder fund in a master-feeder structure. The expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I - Premier Money Market Series.

                           MANAGEMENT OF THE PORTFOLIO

         The Board of Trustees for the Portfolio supervises the management, activities and affairs of the Portfolio and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Portfolio and its shareholders.

INVESTMENT ADVISER

         Rodney Square Management Corporation ("RSMC"), the Portfolio's investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. RSMC, subject to the general oversight of the Board of Trustees, directs the investments of the Portfolio in accordance with its investment objective, policies and limitations. In the past, RSMC has provided asset management services to other mutual funds, individuals, personal trusts, municipalities, corporations and other organizations. Presently, RSMC provides its services exclusively to investment companies sponsored by it or its affiliates. As of March 31, 2005, RSMC had [$4.7] billion in assets under management.

         For the twelve months ended June 30, 2004, RSMC received an advisory fee (after fee waivers) of 0.10% of the Portfolio's average daily net assets.

SERVICE PROVIDERS

The chart below provides information on the primary service providers.

Asset                                                                                         Shareholder
Management                                                                                    Services

            INVESTMENT ADVISER                                                                            TRANSFER AGENT

      Rodney Square Management Corp.                                                                        PFPC Inc.
         1100 North Market Street                                                                         760 Moore Road
           Wilmington, DE 19890                                                                     King of Prussia, PA 19406

                                                                                                  Handles shareholder services,
                                                                                                   including recordkeeping and
    Manages the Portfolio's investment                                                         statements, payment of distributions
               activities.                                                                        and processing of buy and sell
                                                                                                            requests.


                                                             BALENTINE PREMIER
                                                           MONEY MARKET PORTFOLIO

Fund                                                                                          Asset
Operations                                                                                    Safe Keeping

            ADMINISTRATOR AND
             ACCOUNTING AGENT                                                                              CUSTODIAN

                PFPC Inc.                                                                          Wilmington Trust Company
           301 Bellevue Parkway                                                                    1100 North Market Street
           Wilmington, DE 19809                                                                       Wilmington, DE 19890

                                                                                              Holds the Portfolio's assets, settles
    Provides facilities, equipment and                                                          all portfolio trades and collects
  personnel to carry out administrative                                                        most of the valuation data required
  services related to the Portfolio and                                                        for calculating the Portfolio's NAV
    calculates the Portfolio's NAV and                                                                      per share.
              distributions.

                                                Distribution

                                                                DISTRIBUTOR

                                                    Professional Funds Distributor, LLC.
                                                               760 Moore Road
                                                         King of Prussia, PA 19406

                                                    Distributes the Portfolio's shares.

                             SHAREHOLDER INFORMATION

PRICING OF SHARES

     The Portfolio uses its best effort to maintain its $1 constant share price and values its securities at amortized cost. This involves valuing a security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of fluctuating interest rates on the market value of the security. All cash, receivables and current payables are carried at their face value. Other assets, if any, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

     PFPC Inc. determines the NAV per share of the Portfolio as of 2:00 p.m. Eastern time on each business day (i.e., a day that the New York Stock Exchange (the "Exchange") and the transfer agent are open for business). The NAV is calculated by adding the value of all securities and other assets in the Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in the Portfolio. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent. Shares will only be priced on business days.

PURCHASE OF SHARES

     Portfolio shares are offered on a continuous basis and are sold without any sales charges. The minimum initial purchase is $10,000,000. Additional investments in the Portfolio may be made in any amount. You may purchase shares as specified below.

     If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Portfolio's distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by the Service Organization in connection with your investment in the Portfolio. If you wish to purchase Portfolio shares through a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

     BY WIRE: You may purchase shares by wiring federal funds. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

     ADDITIONAL INFORMATION REGARDING PURCHASES: Investments in the Portfolio are accepted on the business day that federal funds are deposited for your account on or before 2:00 p.m. Eastern time. Monies immediately convertible to federal funds are deposited for your account on or before 2:00 p.m. Eastern time, or when checks deposited for your account have been converted to federal funds (usually within two business days after receipt). All investments in the Portfolio are credited to your account as shares of the Portfolio immediately upon acceptance and become entitled to dividends declared as of the day and time of investment.

     Any purchase order may be rejected if the Portfolio determines that accepting the order would not be in the best interest of the Portfolio or its shareholders.

     It is the responsibility of the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

REDEMPTION OF SHARES

     You may sell (redeem) your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. There is no fee when Portfolio shares are redeemed. It is the responsibility of the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions or the next business day if received after 2:00 p.m. Eastern time, or on a non-business day, but never later than 7 days following such receipt. If you purchased your shares through an account at a Service Organization, you should contact the Service Organization for information relating to redemptions. The Portfolio's name and your account number should accompany any redemption requests.

     BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Portfolio name, your account number and your name. The written instructions and signature guarantee should be mailed to:

Regular mail:                                       Overnight mail:
Balentine Premier Money Market Portfolio            Balentine Premier Money Market Portfolio
c/o PFPC Inc.                                       c/o PFPC Inc.
P.O. Box 9828                                       760 Moore Road
Providence, RI 02940                                King of Prussia, PA 19406

     BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are certain risks. The Portfolio has certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

     ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares.

     If the shares to be redeemed represent a recent investment made by a check, the Portfolio reserves the right not to send the redemption proceeds until it believes that the check has been collected (which could take up to 10 days).

     SMALL ACCOUNTS: If the value of your Portfolio account falls below $500, the Portfolio may ask you to increase your balance. If the account value is still below $500 after 60 days, the Portfolio may close your account and send you the proceeds. The Portfolio will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

     For additional information on other ways to redeem shares, please refer to our SAI.

FREQUENT PURCHASES AND REDEMPTIONS

     Money market funds such as the Portfolio generally are used by investors for short-term investments, often in place of bank checking or savings accounts or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason, although the WT Mutual Fund discourages excessive trading and other abusive trading practices, WT Mutual Fund has not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to deter frequent purchases and redemptions of the Portfolio's shares. WT Mutual Fund also believes that money market funds, such as the Portfolio, are not targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, frequent purchases and redemptions of the Portfolio's shares could increase the Portfolio's transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the Portfolio, which could detract from its performance. Accordingly, the Portfolio reserves the right to refuse any purchase or exchange request. Other Portfolios or Funds in the WT Mutual Fund family that are not money market mutual funds have adopted policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds which may apply to exchanges from or into the Portfolio. If you plan to exchange your Portfolio shares for shares of another fund in the WT Mutual Fund family, please read the prospectus of that other Portfolio or Fund of WT Mutual Fund for more information.

DISTRIBUTIONS

     Distributions from the net investment income of the Portfolio are declared daily as a dividend and paid monthly to you. Any net capital gain realized by the Portfolio will be distributed annually.

     All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

     As long as the Portfolio meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. The Portfolio's distributions of net investment income (which include net short-term capital gains), whether received in cash or reinvested in additional Portfolio shares, are taxable to you as ordinary income. The Portfolio will notify you following the end of the calendar year of the amount of dividends paid that year.

     You will not recognize any gain or loss on the sale (redemption) of shares of the Portfolio so long as the Portfolio maintains a stable price of $1.00 a share.

     STATE AND LOCAL INCOME TAXES: You should consult your tax advisers concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

     This section is only a summary of some important income tax considerations that may affect your investment in the Portfolio. More information regarding those considerations appears in our SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                      DISTRIBUTION AND SERVICE ARRANGEMENTS

     Professional Funds Distributor, LLC ("Distributor") manages the Portfolio's distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. Other than the Rule 12b-1 fees described below, the Portfolio does not charge any sales loads, deferred sales loads or other fees in connection with the purchase of its Service Shares.

RULE 12B-1 FEES

     The Portfolio has adopted a distribution plan under Rule 12b-1 that allows the Portfolio to pay a fee to the Distributor for the sale and distribution of its shares. Because these fees are paid out of the Portfolio's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Under the distribution plan, the Portfolio pays distribution fees to the Distributor at a maximum annual rate of 0.60% of the average daily net assets of the Portfolio's Service Shares.

SHAREHOLDER SERVICE FEES

     The Board of Trustees has adopted a shareholder service plan authorizing the Portfolio to pay service providers an annual fee not exceeding 0.13% of the Portfolio's average daily net assets of the Service Shares, to compensate service providers who maintain a service relationship. Service activities provided under this plan include (a) establishing and maintaining shareholder accounts and records, (b) answering shareholder inquiries, (c) assisting in share purchases and redemptions, (d) providing statements and reports to shareholders, and (e) providing other related services requested by shareholders.

                                    GLOSSARY

INVESTMENT ADVISER:

The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the investment adviser must follow in its management activities.

MONEY MARKET FUNDS:

Money market funds invest only in high quality, short-term debt securities, commonly known as money market instruments. Money market funds follow strict rules about credit risk, maturity and diversification of their investments. An investment in a money market fund is not a bank deposit. Although a money market fund seeks to keep a constant share price of $1.00, you may lose money by investing in a money market fund.

MUTUAL FUND EXPENSES:

Every mutual fund has operating expenses to pay for professional advisory, distribution, administration, custody and other services. These expenses are deducted from Portfolio assets.

NET ASSET VALUE OR "NAV":

NAV = Assets - Liabilities

 Outstanding Shares

NET INVESTMENT INCOME:
Net investment income consists of interest earned by a fund on its investments less accrued expenses.

RULE 12B-1 FEES:

12b-1 fees, charged by some funds, are deducted from fund assets to pay for marketing and advertising expenses or, more commonly, to compensate sales professionals for selling fund shares.

YIELD:

Yield is a measure of the income (interest) earned by the securities in a fund's portfolio and paid to you over a specified time period. The annualized yield is expressed as a percentage of the offering price per share on a specified date.

                              FOR MORE INFORMATION

     FOR INVESTORS WHO WANT MORE INFORMATION ON THE PORTFOLIO, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

     ANNUAL/SEMI-ANNUAL REPORTS: These reports contain performance data and information on portfolio holdings and operating results for the Portfolio's most recently completed fiscal year or half-year. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance.

     STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides additional technical and legal descriptions of the Portfolio's policies, investment restrictions, risks, and business structure, including a description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's securities holdings. The information in the SAI is incorporated into this prospectus by this reference.

     Copies of these documents and answers to questions about the Portfolio may be obtained without charge by contacting:

     WT Mutual Fund
     Balentine Premier Money Market Portfolio
     c/o PFPC Inc.
     760 Moore Road
     King of Prussia, PA 19406
     (800) 336-9970
     9:00 a.m. to 5:00 p.m., Eastern time

     WT Mutual Fund does not currently maintain an Internet Web site. However, reports and information about the funds (including the SAI and Annual and Semi-Annual Reports) may be viewed or downloaded, free of charge, from the EDGAR database on the SEC's Internet site at http://www.sec.gov. Such information about the Portfolio can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090.

     FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800)-336-9970.


            The investment company registration number is 811-08648.

                                 WT MUTUAL FUND

         WILMINGTON PREMIER MONEY MARKET PORTFOLIO AND WILMINGTON PRIME
                             MONEY MARKET PORTFOLIO
                      WILMINGTON U.S. GOVERNMENT PORTFOLIO
                         WILMINGTON TAX-EXEMPT PORTFOLIO
                  WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO
                     WILMINGTON BROAD MARKET BOND PORTFOLIO
                       WILMINGTON MUNICIPAL BOND PORTFOLIO
                     WILMINGTON SHORT-TERM INCOME PORTFOLIO
                       WILMINGTON SMALL CAP CORE PORTFOLIO
                       WILMINGTON LARGE CAP CORE PORTFOLIO
                      WILMINGTON LARGE CAP GROWTH PORTFOLIO
                      WILMINGTON LARGE CAP VALUE PORTFOLIO

                            1100 North Market Street
                           Wilmington, Delaware 19890

                       STATEMENT OF ADDITIONAL INFORMATION

                                  JULY 1, 2005

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with each Portfolio's current prospectus dated July 1, 2005, as amended from time to time. A copy of each current prospectus and annual and semi-annual reports may be obtained without charge, by writing to Professional Funds Distributor, LLC (the "Distributor"), 760 Moore Road, King of Prussia, PA 19406 or by calling (800) 336-9970. A copy may also be obtained from certain institutions such as banks or broker-dealers that have entered into servicing agreements with the Distributor or by calling (800) 336-9970.

Each Portfolio's audited financial statements for the fiscal year ended June 30, 2004 and unaudited financial statements for the six-month period ended December 31, 2004, included in the Annual and Semiannual Reports to shareholders, are each incorporated into this SAI by reference.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
GENERAL INFORMATION .....................................................      1
INVESTMENT POLICIES .....................................................      1
MONEY MARKET PORTFOLIOS .................................................      1
THE BOND PORTFOLIOS .....................................................      5
THE EQUITY PORTFOLIOS ...................................................     14
DISCLOSURE OF PORTFOLIO HOLDINGS ........................................     17
INVESTMENT LIMITATIONS ..................................................     18
TRUSTEES AND OFFICERS ...................................................     23
CODE OF ETHICS ..........................................................     30
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES .....................     32
INVESTMENT ADVISORY AND OTHER SERVICES ..................................     36
ADMINISTRATION AND ACCOUNTING SERVICES ..................................     39
ADDITIONAL SERVICE PROVIDERS ............................................     39
DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN ..............................     39
BROKERAGE ALLOCATION AND OTHER PRACTICES ................................     41
CAPITAL STOCK AND OTHER SECURITIES ......................................     43
PURCHASE, REDEMPTION AND PRICING OF SHARES ..............................     43
DIVIDENDS ...............................................................     46
TAXATION OF THE PORTFOLIOS ..............................................     46
FINANCIAL STATEMENTS ....................................................     51
APPENDIX A OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES ....    A-1
APPENDIX B DESCRIPTION OF RATINGS .......................................    B-1
APPENDIX C PROXY POLICIES, PROCEDURES, AND VOTING GUIDELINES ............    C-1

                               GENERAL INFORMATION

WT Mutual Fund (the "Fund") was organized as a Delaware business trust on June 1, 1994. The Fund has established the following Portfolios described in this
SAI: Wilmington Premier Money Market, Wilmington Prime Money Market, Wilmington U.S. Government, Wilmington Tax-Exempt, Wilmington Short/Intermediate Bond, Wilmington Broad Market Bond, Wilmington Municipal Bond, Wilmington Short-Term Income, Wilmington Small Cap Core, Wilmington Large Cap Core, Wilmington Large Cap Growth and Wilmington Large Cap Value Portfolios (collectively, the "Portfolios"). Each of these Portfolios issues Institutional and Investor Shares, except for (i) Wilmington Premier Money Market Portfolio, which issues Institutional and Service Shares and (ii) Wilmington Prime Money Market, Wilmington U.S. Government and Wilmington Tax-Exempt Portfolios which issue Investor and Service Shares. Each Portfolio is a diversified open-end management investment company.

Prior to July 1, 2005, the Fund and its Portfolios operated as feeder funds in a master-feeder structure pursuant to which each Portfolio invested in a corresponding "master series" of WT Investment Trust I, which invested directly in investment securities except in the case of the Wilmington Small Cap Core Portfolio which invested in two master series in pursuit of its investment objective. The investment objective, strategies, policies and limitations of each master series were identical to its corresponding Portfolio.

                               INVESTMENT POLICIES

The following information supplements the information concerning each Portfolio's investment objective, policies and limitations found in its prospectus.

                             MONEY MARKET PORTFOLIOS

The "Money Market Portfolios" are the Premier Money Market, the Prime Money Market, the U.S. Government and the Tax-Exempt Portfolios. Each has adopted a fundamental policy requiring it to maintain a constant net asset value of $1.00 per share, although this may not be possible under all circumstances. Each Portfolio values its portfolio securities on the basis of amortized cost (see "Purchase, Redemption and Pricing of Shares") pursuant to Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"). As conditions of that Rule, the Board of Trustees has established procedures reasonably designed to stabilize each Portfolio's price per share at $1.00 per share. Each Portfolio maintains a dollar-weighted average portfolio maturity of 90 days or less; purchases only instruments with effective maturities of 397 days or less; and invests only in securities which are of high quality as determined by major rating services or, in the case of instruments which are not rated, of comparable quality as determined by the investment adviser, Rodney Square Management Corporation ("RSMC"), under the direction of and subject to the review of the Board of Trustees.

The Prime Money Market, Premier Money Market and U.S. Government Portfolios seek high current income, while preserving capital and liquidity. The Tax-Exempt Portfolio seeks high current interest income exempt from Federal income taxes while preserving capital. Each Portfolio's investment objective may not be changed without shareholder approval.

The Prime and Premier Money Market Portfolios invest in money market instruments, including bank obligations, high quality commercial paper and U.S. government obligations. The U.S. Government Portfolio invests in U.S. government obligations and repurchase agreements collateralized by such obligations. Each Money Market Portfolio, except for the U.S. Government Portfolio, may invest more than 25% of its total assets in the obligations of banks, finance companies and utilities; the U.S. Government may invest up to 20% of its total assets in such obligations.

BANK OBLIGATIONS. The Prime Money Market and the Premier Money Market Portfolios may invest in U.S. dollar-denominated obligations of major banks, including certificates of deposit, time deposits and bankers' acceptances of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and of wholly owned banking subsidiaries of such foreign banks located in the United States.

Obligations of foreign branches of U.S. banks and U.S. branches of wholly owned subsidiaries of foreign banks may be general obligations of the parent bank, of the issuing branch or subsidiary, or both, or may be limited by the terms of a specific obligation or by government regulation. Because such obligations are issued by foreign entities, they are subject to the risks of foreign investing. A brief description of some typical types of bank obligations follows:

     - BANKERS' ACCEPTANCES. The Prime Money Market, the Premier Money Market and the Tax-Exempt Portfolios may invest in bankers' acceptances, which are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligation of both the bank and the drawer to pay the face amount of the instrument upon maturity.

     - CERTIFICATES OF DEPOSIT. The Prime Money Market, the Premier Money Market and the Tax-Exempt Portfolios may invest in certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Variable rate certificates of deposit provide that the interest rate will fluctuate on designated dates based on changes in a designated base rate (such as the composite rate for certificates of deposit established by the Federal Reserve Bank of New York).

     - TIME DEPOSITS. The Prime Money Market and the Premier Money Market Portfolios may invest in time deposits, which are bank deposits for fixed periods of time.

CERTIFICATES OF PARTICIPATION. The Tax-Exempt Portfolio may invest in certificates of participation, which give the investor an undivided interest in the municipal obligation in the proportion that the investor's interest bears to the total principal amount of the municipal obligation.

CORPORATE BONDS, NOTES AND COMMERCIAL PAPER. The Prime Money Market and the Premier Money Market Portfolios may invest in corporate bonds, notes and commercial paper. These obligations generally represent indebtedness of the issuer and may be subordinated to other outstanding indebtedness of the issuer. Commercial paper consists of short-term unsecured promissory notes issued by corporations in order to finance their current operations. The Portfolios will only invest in commercial paper rated, at the time of purchase, in the highest category by a nationally recognized statistical rating organization ("NRSRO"), such as Moody's or S&P or, if not rated, determined by the investment adviser to be of comparable quality. See "Appendix B - Description of Ratings." The Portfolios may invest in asset-backed commercial paper subject to Rule 2a-7 restrictions on investments in asset-backed securities, which include a requirement that the security must have received a rating from an NRSRO.

FOREIGN SECURITIES. At the present time, portfolio securities of the Prime Money Market and the Premier Money Market Portfolios that are purchased outside the United States are maintained in the custody of foreign branches of U.S. banks. To the extent that the Portfolios may maintain portfolio securities in the custody of foreign subsidiaries of U.S. banks, and foreign banks or clearing agencies in the future, those sub-custodian arrangements are subject to regulations under the 1940 Act that govern custodial arrangements with entities incorporated or organized in countries outside of the United States. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the counter markets. Investing in foreign securities involves certain special risks and considerations that are not typically associated with investing in U.S. companies, including, but not limited to, (i) generally less liquid and less efficient securities markets, (ii) generally greater price volatility, (iii) exchange rate fluctuations and exchange controls, (iv) the imposition of restrictions on the expatriation of funds or other assets, (v) less publicly available information about issuers, (vi) the imposition of taxes (vii) higher transaction and custody costs, (viii) settlement delays and risk of loss, (ix) difficulties in enforcing contracts,
(x) less liquidity and smaller market capitalizations, (xi) lesser regulation of securities markets, (xii) different accounting and disclosure standards, (xiii) governmental interference, (xiv) higher inflation, (xv) social, economic and political uncertainties, (xvi) the risk of expropriation of assets, (xvii) and the risk of war.

ILLIQUID SECURITIES. No Money Market Portfolio may invest more than 10% of the value of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days at approximately the value at which they are being carried on a Portfolio's books. The Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to the investment adviser, pursuant to guidelines approved by the Board. The investment adviser will monitor the liquidity of securities held by a Portfolio and report periodically on such decisions to the Board. If the limitation on illiquid securities is exceeded, other than by a change in market values, the condition will be reported by a Portfolio's investment adviser to the Board of Trustees.

INVESTMENT COMPANY SECURITIES. The Money Market Portfolios may invest in the securities of other money market mutual funds, within the limits prescribed by the 1940 Act. These limitations currently provide, in part, that a Portfolio may not purchase shares of an investment company if (a) such a purchase would cause the Portfolio to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause the Portfolio to have more than 5% of its total assets invested in the investment company or (c) more than 10% of the Portfolio's total assets were to be invested in the aggregate in all investment companies. As a shareholder in an investment company, the Portfolio would bear its pro rata portion of the investment company's expenses, including advisory fees, in addition to its own expenses. Although the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including ETFs, registered investment companies may be permitted to invest in certain ETFs beyond the limits set forth in Section 12(d)(1) provided such ETF is granted an exemptive order by the SEC subject to certain terms and conditions imposed by such exemptive order. It is possible that a Portfolio will enter into an agreement with an ETF pursuant to an exemptive order to allow the Portfolio to invest in such ETF beyond the Section 12(d)(1) limitations.

MUNICIPAL SECURITIES. The Prime Money Market, the Premier Money Market and the Tax-Exempt Portfolios each may invest in debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their sub-divisions, agencies and instrumentalities (collectively, "municipal securities") to obtain funds for various public purposes such as the construction of public facilities, the payment of general operating expenses or the refunding of outstanding debts. Yields on municipal securities are the product of a variety of factors, including the general conditions of the money market and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Although the interest on municipal securities may be exempt from Federal income tax, dividends paid by a Portfolio to its shareholders may not be tax-exempt. A brief description of some typical types of municipal securities follows:

     - GENERAL OBLIGATION SECURITIES are backed by the taxing power of the issuing municipality and are considered the safest type of municipal bond. The proceeds from general obligation securities are used to fund a wide range of public projects, including the construction or improvement of schools, highways and roads, and water and sewer systems.

     - REVENUE OR SPECIAL OBLIGATION SECURITIES are backed by the revenues of a specific project or facility - tolls from a toll bridge, for example. The proceeds from revenue or special obligation securities are used to fund a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Many municipal issuers also establish a debt service reserve fund from which principal and interest payments are made. Further security may be available in the form of the state's ability, without obligation, to make up deficits in the reserve fund.

     - MUNICIPAL LEASE OBLIGATIONS may take the form of a lease, an installment purchase or a conditional sale contract issued by state and local governments and authorities to acquire land, equipment and facilities. Usually, the Portfolios will purchase a participation interest in a municipal lease obligation from a bank or other financial intermediary. The participation interest gives the holder a pro rata, undivided interest in the total amount of the obligation.

     - Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. The interest income from the lease obligation may become taxable if the lease is assigned. Also, to free the municipal issuer from constitutional or statutory debt issuance limitations, many leases and contracts include non-appropriation clauses providing that the municipality has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the municipality on a yearly or other periodic basis. Finally, the lease may be illiquid.

     - BOND ANTICIPATION NOTES are normally issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide money for the repayment of the notes.

     - TAX ANTICIPATION NOTES finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable for these specific future taxes.

     - REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.

     - INDUSTRIAL DEVELOPMENT BONDS ("IDBS") AND PRIVATE ACTIVITY BONDS ("PABs") are specific types of revenue bonds issued on or behalf of public authorities to finance various privately operated facilities such as educational, hospital or housing facilities, local facilities for water supply, gas, electricity, sewage or solid waste disposal, and industrial or commercial facilities. PABs generally are such bonds issued after April 15, 1986. These obligations are included within the term "municipal bonds" if the interest paid on them is exempt from Federal income tax in the opinion of the bond issuer's counsel. IDBs and PABs are in most case revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of the IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed, or some form of credit enhancement such as a letter of credit.

     - RESOURCE RECOVERY BONDS are affected by a number of factors, which may affect the value and credit quality of these revenue or special obligations. These factors include the viability of the project being financed, environmental protection regulations and project operator tax incentives.

     - TAX-EXEMPT COMMERCIAL PAPER AND SHORT-TERM MUNICIPAL NOTES provide for short-term capital needs and usually have maturities of one year or less. They include tax anticipation notes, revenue anticipation notes and construction loan notes.

     - CONSTRUCTION LOAN NOTES are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration by way of Fannie Mae or the Government National Mortgage Association ("Ginnie Mae.")

     - PUT BONDS are municipal bonds which give the holder the right to sell the bond back to the issuer or a third party at a specified price and exercise date, which is typically well in advance of the bond's maturity date.

REPURCHASE AGREEMENTS. Each Money Market Portfolio may invest in repurchase agreements. A repurchase agreement is a transaction in which a Portfolio purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to a bank or dealer at an agreed upon date and price reflecting a market rate of interest, unrelated to the coupon rate or the maturity of the purchased security. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Portfolio if the other party to the repurchase agreement defaults), it is the policy of a Portfolio to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found satisfactory by the investment adviser. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of a Portfolio's investment limitations.

SECURITIES LENDING. Each Money Market Portfolio may from time to time lend their portfolio securities pursuant to agreements which require that the loans be continuously secured by collateral equal to 100% of the market value of the loaned securities. Such collateral consists of cash, securities of the U.S. Government or its agencies, or any combination of cash and such securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for a Portfolio exceed one-third of the value of the Portfolio's total assets taken at fair market value. A Portfolio will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. Government securities. However, a Portfolio will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities and even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the investment adviser to be of good standing and when, in the judgment of the investment adviser, the consideration that can be earned currently from such securities loans justifies the attendant risk. Either party upon reasonable notice to the other party may terminate any loan.

STANDBY COMMITMENTS. Each Money Market Portfolio may invest in standby commitments. It is expected that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the Portfolios may pay for standby commitments either separately in cash or by paying a higher price for the obligations acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). Standby commitments purchased by the Portfolios will be valued at zero in determining net asset value and will not affect the valuation of the obligations subject to the commitments. Any consideration paid for a standby commitment will be accounted for as unrealized depreciation and will be amortized over the period the commitment is held by a Portfolio.

U.S. GOVERNMENT OBLIGATIONS. Each Money Market Portfolio may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from securities supported by the full faith and credit of the United States (for example, Ginnie Mae securities), to securities that are supported solely or primarily by the creditworthiness of the issuer, such as securities of Fannie Mae, Freddie Mac, the Tennessee Valley Authority, Federal Farm Credit Banks and the Federal Home Loan Banks. In the case of obligations not backed by the full faith and credit of the United States, a Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

VARIABLE AND FLOATING RATE SECURITIES. Each Money Market Portfolio may invest in variable and floating rate securities. The terms of variable and floating rate instruments provide for the interest rate to be adjusted according to a formula on certain pre-determined dates. Certain of these obligations also may carry a demand feature that gives the holder the right to demand prepayment of the principal amount of the security prior to maturity. An irrevocable letter of credit or guarantee by a bank usually backs the demand feature. Portfolio investments in these securities must comply with conditions established by the Securities and Exchange Commission ("SEC") under which they may be considered to have remaining maturities of 397 days or less.

WHEN-ISSUED SECURITIES. Each Money Market Portfolio may buy when-issued securities or sell securities on a delayed-delivery basis. This means that delivery and payment for the securities normally will take place approximately 15 to 90 days after the date of the transaction. The payment obligation and the interest rate that will be received are each fixed at the time the buyer enters into the commitment. During the period between purchase and settlement, the purchaser makes no payment and no interest accrues to the purchaser. However, when a security is sold on a delayed-delivery basis, the seller does not participate in further gains or losses with respect to the security. If the other party to a when-issued or delayed-delivery transaction fails to transfer or pay for the securities, the Portfolio could miss a favorable price or yield opportunity or could suffer a loss.

While a Portfolio initially commits to purchase such securities with the purpose of actually acquiring them, the Portfolio may subsequently (i) dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy or (ii) sell the underlying securities before they are delivered, which may result in gains or losses. The Portfolio may also designate liquid assets, marked to market daily, maintained at a value equal to its current obligations for when-issued securities.

When a Portfolio makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security each day in determining net asset value per share, subject to changes in market value generally, based upon changes in the level of interest rates. Thus, upon delivery the market value of the security may be higher or lower than its cost, thereby increasing or decreasing the Portfolio's net asset value. When payment for a when-issued security is due, the Portfolio will meet its obligations from then-available cash flow, the sale of any previously designated liquid assets, the sale of other securities, or from the sale of the when-issued securities themselves. The sale of securities to meet a when-issued purchase obligation creates the potential for the realization of capital gains or losses.

                               THE BOND PORTFOLIOS

The "Bond Portfolios" are the Short/Intermediate Bond, the Broad Market Bond, Municipal Bond and the Short-Term Income Portfolios. RSMC, the investment adviser for the Bond Portfolios, employs an investment process that is disciplined, systematic and oriented toward a quantitative assessment and control of volatility. Exposure to credit risk is moderated by limiting 80% of the Municipal Bond and Short-Term Income Portfolios and 85% of the Short/Intermediate Bond Portfolio's investments to securities that, at the time of purchase, are rated investment grade by an NRSRO such as Moody's, S&P, or, if unrated, are determined by RSMC to be of comparable quality. Effective February 1, 2005, the Broad Market Bond Portfolio's credit risk will be moderated by limiting 80% of its investment to such investment grade securities. Prior to that time, the Broad Market Bond Portfolio invested 85% of its assets in such securities. See "Appendix B - Description of Ratings." Ratings, however, are not guarantees of quality or of stable credit quality. Not even the highest rating constitutes assurance that the security will not fluctuate in value or that a Portfolio will receive the anticipated yield on the security. RSMC continuously monitors the quality of the Portfolios' holdings, and should the rating of a security be downgraded or its quality be adversely affected, RSMC will determine whether it is in the best interest of the affected Portfolio to retain or dispose of the security.

The Short/Intermediate Bond and Broad Market Bond Portfolios each seek a high total return, consistent with high current income. The Short/Intermediate Bond Portfolio will normally invest at least 85% of its net assets, plus the amount of any borrowings for investment purposes (hereinafter "Assets") in various types of fixed income securities. The Broad Market Bond Portfolio will normally invest at least 80% of its assets in various types of fixed income securities. These policies may be changed upon 60 days' written notice to shareholders.

The Municipal Bond Portfolio seeks a high level of income exempt from federal income tax, consistent with the preservation of capital. The Municipal Bond Portfolio will normally invest as least 80% of its Assets in municipal securities that provide interest exempt from federal income tax. This policy may be changed upon 60 days' written notice to shareholders.

The Short-Term Income Portfolio seeks to preserve capital and provide current income. The Portfolio will normally invest at least 80% of its Assets in various types of investment grade fixed income securities. The Portfolio's investment objective and 80% policy may be changed without shareholder approval, upon 60 days' prior written notice to shareholders.

The Broad Market Bond, Short/Intermediate Bond and Municipal Bond Portfolio's investment objectives may not be changed without shareholder approval.

The effect of interest rate fluctuations in the market on the principal value of the Bond Portfolios is moderated by limiting the average dollar-weighted duration of their investments -- in the case of the Short/Intermediate Bond Portfolio to a range of 2 1/2 to 4 years, in the case of the Broad Market Bond Portfolio to a range of 4 to 7 years, in the case of the Municipal Bond Portfolio to a range of 4 to 8 years and in case of the Short-Term Income Portfolio to a range of 1 to 3 years. Investors may be more familiar with the term "average effective maturity" (when, on average, the fixed income securities held by the Portfolio will mature), which is sometimes used to express the anticipated term of the Portfolios' investments. Generally, the stated maturity of a fixed income security is longer than its projected duration. Under normal market conditions, the average effective maturity, in the case of the Short/Intermediate Bond Portfolio, is expected to fall within a range of approximately 3 to 5 years, in the case of the Broad Market Bond Portfolio, within a range of approximately 7 to 12 years, in the case of the Municipal Bond Portfolio, within a range of approximately 5 to 10 years, and in case of the Short-Term Income Portfolio with an average dollar weighted maturity of 1 to 5 years. In the event of unusual market conditions, the Short/Intermediate Bond and the Broad Market Bond Portfolios may invest in fixed income securities with an average dollar-weighted duration of 1 to 6 years and 2 to 10 years, respectively.

RSMC's goal in managing the Short/Intermediate Bond, the Broad Market Bond and the Short-Term Income Portfolios is to gain additional return by analyzing the market complexities and individual security attributes which affect the returns of fixed income securities. The Bond Portfolios are intended to appeal to investors who want exposure to the broad fixed income securities market and the current returns that characterize the short-term to intermediate-term sector of that market.

Given the average duration of the holdings of the Bond Portfolios and the current interest rate environment, the Portfolios should experience smaller price fluctuations than those experienced by longer-term bond and municipal bond funds and a higher yield than fixed-price money market and tax-exempt money market funds. Of course, the Portfolios will likely experience larger price fluctuations than money market funds and a lower yield than longer-term bond and municipal bond funds. Given the quality of the Portfolios' holdings, which for 80% or 85%, as the case may be, of their investments must be investment grade (rated within the top four categories) or comparable to investment grade securities at the time of purchase, the Portfolios will accept lower yields in order to avoid the credit concerns experienced by funds that invest in lower quality fixed income securities. In addition, although the Municipal Bond Portfolio expects to invest substantially all of its net assets in municipal securities that provide interest income that is exempt from federal income tax, it may invest up to 20% of its net assets in other types of fixed income securities that provide federally taxable income.

The composition of each Portfolio's holdings varies depending upon RSMC's analysis of the fixed income markets and, with respect to the Municipal Bond Portfolio, the municipal securities markets including analysis of the most attractive segments of the yield curve, the relative value of the different market sectors, expected trends in those markets and supply versus demand pressures. Securities purchased by the Portfolios may be purchased on the basis of their yield or potential capital appreciation or both. By maintaining each Portfolio's specified average duration, RSMC seeks to protect the Portfolio's principal value by reducing fluctuations in value relative to those that may be experienced by bond funds with longer average durations. This strategy may reduce the level of income attained by the Portfolios. Of course, there is no guarantee that principal value can be protected during periods of extreme interest rate volatility.

RSMC may make frequent changes in the Portfolios' investments, particularly during periods of rapidly fluctuating interest rates. These frequent changes would involve transaction costs to the Portfolios and could result in taxable capital gains.

ASSET-BACKED SECURITIES. The Bond Portfolios may purchase interests in pools of obligations, such as credit card or automobile loan receivables, purchase contracts and financing leases. Such securities are also known as "asset-backed securities," and the holders thereof may be entitled to receive a fixed rate of interest, a variable rate that is periodically reset to reflect the current market rate or an auction rate that is periodically reset at auction.

Asset-backed securities are typically supported by some form of credit enhancement, such as cash collateral, subordinated tranches, a letter of credit, surety bond or limited guaranty. Credit enhancements do not provide protection against changes in the market value of the security. If the credit enhancement is exhausted or withdrawn, security holders may experience losses or delays in payment if required payments of principal and interest are not made with respect to the underlying obligations. Except in very limited circumstances, there is no recourse against the vendors or lessors that originated the underlying obligations.

Asset-backed securities are likely to involve unscheduled prepayments of principal that may affect yield to maturity, result in losses, and may be reinvested at higher or lower interest rates than the original investment. The yield to maturity of asset-backed securities that represent residual interests in payments of principal or interest in fixed income obligations is particularly sensitive to prepayments.

The value of asset-backed securities may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool of underlying obligations, the originator of those obligations or the financial institution providing credit enhancement.

BANK OBLIGATIONS. Each Bond Portfolio may invest in the same U.S.
dollar-denominated obligations of major banks as the Money Market Portfolios. (See "Money Market Portfolios - Bank Obligations").

CORPORATE BONDS, NOTES AND COMMERCIAL PAPER. The Bond Portfolios may invest in corporate bonds, notes and commercial paper. These obligations generally represent indebtedness of the issuer and may be subordinated to other outstanding indebtedness of the issuer. Commercial paper consists of short-term unsecured promissory notes issued by corporations in order to finance their current operations. The Portfolios will only invest in commercial paper rated, at the time of purchase, in the highest category by an NRSRO, such as Moody's or S&P or, if not rated, determined by RSMC to be of comparable quality.

FIXED INCOME SECURITIES WITH BUY-BACK FEATURES. Fixed income securities with buy-back features enable the Bond Portfolios to recover principal upon tendering the securities to the issuer or a third party. Letters of credit issued by domestic or foreign banks often support these buy-back features. In evaluating a foreign bank's credit,

RSMC considers whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls or other governmental restrictions that could adversely affect the bank's ability to honor its commitment under the letter of credit. The Municipal Bond Portfolio will not acquire municipal securities with buy-back features if, in the opinion of counsel, the existence of a buy-back feature would alter the tax-exempt nature of interest payments on the underlying securities and cause those payments to be taxable to that Portfolio and its shareholders.

Buy-back features include standby commitments, put bonds and demand features.

     - STANDBY COMMITMENTS. Each Bond Portfolio may acquire standby commitments from broker-dealers, banks or other financial intermediaries to enhance the liquidity of portfolio securities. A standby commitment entitles a Portfolio to same day settlement at amortized cost plus accrued interest, if any, at the time of exercise. The amount payable by the issuer of the standby commitment during the time that the commitment is exercisable generally approximates the market value of the securities underlying the commitment. Standby commitments are subject to the risk that the issuer of a commitment may not be in a position to pay for the securities at the time that the commitment is exercised.

          Ordinarily, a Portfolio will not transfer a standby commitment to a third party, although the Portfolio may sell securities subject to a standby commitment at any time. A Portfolio may purchase standby commitments separate from or in conjunction with the purchase of the securities subject to the commitments. In the latter case, the Portfolio may pay a higher price for the securities acquired in consideration for the commitment.

     - PUT BONDS. A put bond (also referred to as a tender option or third party bond) is a bond created by coupling an intermediate or long-term fixed rate bond with an agreement giving the holder the option of tendering the bond to receive its par value. As consideration for providing this tender option, the sponsor of the bond (usually a bank, broker-dealer or other financial intermediary) receives periodic fees that equal the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par. By paying the tender offer fees, a Portfolio in effect holds a demand obligation that bears interest at the prevailing short-term rate.

          In selecting put bonds for the Bond Portfolios, RSMC takes into consideration the creditworthiness of the issuers of the underlying bonds and the creditworthiness of the providers of the tender option features. A sponsor may withdraw the tender option feature if the issuer of the underlying bond defaults on interest or principal payments, the bond's rating is downgraded or, in the case of a municipal bond, the bond loses its tax-exempt status.

     - DEMAND FEATURES. Many variable rate securities carry demand features that permit the holder to demand repayment of the principal amount of the underlying securities plus accrued interest, if any, upon a specified number of days' notice to the issuer or its agent. A demand feature may be exercisable at any time or at specified intervals. Variable rate securities with demand features are treated as having a maturity equal to the time remaining before the holder can next demand payment of principal. The issuer of a demand feature instrument may have a corresponding right to prepay the outstanding principal of the instrument plus accrued interest, if any, upon notice comparable to that required for the holder to demand payment.

GUARANTEED INVESTMENT CONTRACTS. The Bond Portfolios may invest in guaranteed investment contracts ("GIC"). A GIC is a general obligation of an insurance company. A GIC is generally structured as a deferred annuity under which the purchaser agrees to pay a given amount of money to an insurer (either in a lump sum or in installments) and the insurer promises to pay interest at a guaranteed rate (either fixed or variable) for the life of the contract. Some GICs provide that the insurer may periodically pay discretionary excess interest over and above the guaranteed rate. At the GIC's maturity, the purchaser generally is given the option of receiving payment or an annuity. Certain GICs may have features that permit redemption by the issuer at a discount from par value.

Generally, GICs are not assignable or transferable without the permission of the issuer. As a result, the acquisition of GICs is subject to the limitations applicable to each Portfolio's acquisition of illiquid and restricted securities. The holder of a GIC is dependent on the creditworthiness of the issuer as to whether the issuer is able to meet its obligations. No Portfolio intends to invest more than 5% of its net assets in GICs.

ILLIQUID SECURITIES. No Bond Portfolio may invest more than 15% of the value of its net assets in illiquid securities. (See "Money Market Portfolios - Illiquid Securities" for a discussion on illiquid securities.)

INVESTMENT COMPANY SECURITIES. The Bond Portfolios may invest in investment company securities issued by open-end and closed-end investment companies, including exchange traded funds or "ETFs." Such investments are subject to limitations prescribed by the 1940 Act. (See "Money Market Portfolios - Investment Company Securities".)

MONEY MARKET FUNDS. The Bond Portfolios may invest in the securities of money market mutual funds, within the limits prescribed by the 1940 Act, as previously described under "Money Market Portfolios - Investment Company Securities."

MORTGAGE-BACKED SECURITIES. The Bond Portfolios may invest in mortgage-backed securities are securities representing interests in a pool of mortgages secured by real property.

Ginnie Mae mortgage-backed securities are securities representing interests in pools of mortgage loans to residential home buyers made by lenders such as mortgage bankers, commercial banks and savings associations and are either guaranteed by the Federal Housing Administration or insured by the Department of Veterans Affairs. Timely payment of interest and principal on each mortgage loan is backed by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac both issue mortgage-backed securities that are similar to Ginnie Mae securities in that they represent interests in pools of mortgage loans. Fannie Mae guarantees timely payment of interest and principal on its certificates and Freddie Mac guarantees timely payment of interest and ultimate payment of principal. Freddie Mac also has a program under which it guarantees timely payment of scheduled principal as well as interest. Fannie Mae and Freddie Mac guarantees are backed only by those agencies and not by the full faith and credit of the U.S. Government. In the case of mortgage-backed securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient. This may occur even though the collateral is U.S. Government-backed.

Most mortgage-backed securities pass monthly payment of principal and interest through to the holder after deduction of a servicing fee. However, other payment arrangements are possible. Payments may be made to the holder on a different schedule than that on which payments are received from the borrower, including, but not limited to, weekly, bi-weekly and semiannually. The monthly principal and interest payments also are not always passed through to the holder on a pro rata basis. In the case of collateralized mortgage obligations ("CMOs"), the pool is divided into two or more tranches and special rules for the disbursement of principal and interest payments are established.

CMO residuals are derivative securities that generally represent interests in any excess cash flow remaining after making required payments of principal and interest to the holders of the CMOs described above. Yield to maturity on CMO residuals is extremely sensitive to prepayments. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual also will be extremely sensitive to the level of the index upon which interest rate adjustments are based.

Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities and may be issued by agencies or instrumentalities of the U.S. Government or by private mortgage lenders. SMBS usually are structured with two classes that receive different proportions of the interest and/or principal distributions on a pool of mortgage assets. A common type of SMBS will have one class of holders receiving all interest payments -- "interest only" or "IO" -- and another class of holders receiving the principal repayments -"principal only" or "PO." The yield to maturity of IO and PO classes is extremely sensitive to prepayments on the underlying mortgage assets.

MUNICIPAL SECURITIES. The Bond Portfolios may invest in municipal securities (see "Money Market Portfolios - Municipal Securities").

NON-INVESTMENT GRADE SECURITIES. Each of the Short-Term Income Portfolio and the Broad Market Bond Portfolio may invest in non-investment grade or "high yield" fixed income securities commonly known to investors as "high yield bonds" or "junk bonds."

High yield bonds are issued by a company whose credit rating (based on an NRSRO's evaluation of the likelihood of repayment) necessitates offering a higher coupon and yield on its issues when selling them to investors who may otherwise be hesitant in purchasing the debt of such a company. While generally providing greater income and opportunity for gain, non-investment grade debt securities are generally subject to greater risks than fixed income securities which have higher credit ratings, including a high risk of default, and their yields will fluctuate over time. High yield bonds generally will be in the lower rating categories of NRSROs (rated "Ba1" or lower by Moody's or "BB+" or lower by S&P) or will be unrated. The credit rating of a high yield bond does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer's financial condition. High yield bonds are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities.

While the market values of high yield bonds tend to react less to fluctuations in interest rates than do those of higher rated securities, the values of high yield bonds often reflect individual corporate developments and have a high sensitivity to economic changes to a greater extent than do higher rated securities. Issuers of high yield bonds are often in the growth stage of their development and/or involved in a reorganization or takeover. The companies are often highly leveraged (have a significant amount of debt relative to shareholders' equity) and may not have available to them more traditional financing methods, thereby increasing the risk associated with acquiring these types of securities. In some cases, obligations with respect to high yield bonds are subordinated to the prior repayment of senior indebtedness, which will potentially limit a Portfolio's ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in high yield bonds have a lower degree of protection with respect to principal and interest payments then do investors in higher rated securities.

During an economic downturn, a substantial period of rising interest rates or a recession, highly leveraged issuers of high yield bonds may experience financial distress possibly resulting in insufficient revenues to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated securities and adversely affect the value of outstanding securities, the Portfolio's net asset value and the ability of the issuers to repay principal and interest. If the issuer of a security held by a Portfolio's defaulted, the Portfolio's may not receive full interest and principal payments due to it and could incur additional expenses if it chose to seek recovery of its investment.

The secondary markets for high yield bonds are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield bonds are concentrated in relatively few market makers and participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield bonds is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Under certain economic and/or market conditions, a Portfolio may have difficulty disposing of certain high yield bonds due to the limited number of investors in that sector of the market. An illiquid secondary market may adversely affect the market price of the high yield security, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing a Portfolio's assets. Market quotations on high yield bonds are available only from a limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale.

The high yield markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for high yield bonds may be affected by legislative and regulatory developments. These developments could adversely affect a Portfolio's net asset value and investment practices, the secondary market for high yield bonds, the financial condition of issuers of these securities and the value and liquidity of outstanding high yield bonds, especially in a thinly traded market. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in the past.

When the secondary market for high yield bonds becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value a Portfolio's securities, and judgment plays a more important role in determining such valuations. Increased illiquidity in the junk bond market, in combination with the relative youth and growth of the market for such securities, also may affect the ability of a Portfolio to dispose of such securities at a desirable price. Additionally, if the secondary markets for high yield bonds contract due to adverse economic conditions or for other reasons, certain of a Portfolio's liquid securities may become illiquid and the proportion of the Portfolio's assets invested in illiquid securities may significantly increase.

The rating assigned by a rating agency evaluates the safety of a non-investment grade security's principal and interest payments, but does not address market value risk. Because such ratings of NRSROs may not always reflect current conditions and events, in addition to using NRSROs and other sources, the investment adviser performs its own analysis of the issuers whose non-investment grade securities a Portfolio holds. Because of this, the Portfolio's performance may depend more on the investment adviser's own credit analysis than in the case of mutual funds investing in higher-rated securities. For a description of these ratings, see "Appendix B - Description of Ratings."

In selecting non-investment grade securities, the investment adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of a Portfolio. The investment adviser continuously monitors the issuers of non-investment grade securities held by a Portfolio for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of a Portfolio so that it can meet redemption requests. If a security's rating is reduced below the minimum credit rating that is permitted for a Portfolio, the Portfolio's investment adviser will consider whether the Portfolio should continue to hold the security.

In the event that a Portfolio investing in high yield bonds experiences an unexpected level of net redemptions, the Portfolio could be forced to sell its holdings without regard to the investment merits, thereby decreasing the assets upon which the Portfolio's rate of return is based.

The costs attributable to investing in the high yield markets are usually higher for several reasons, such as higher investment research costs and higher commission costs.

OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. Although the Municipal Bond Portfolio has no current intention of so doing, each of the Bond Portfolios may use options and futures contracts. The Short/Intermediate Bond, the Broad Market Bond and the Short-Term Income Portfolios may use forward currency contracts. For additional information regarding such investment strategies, see Appendix A to this SAI.

PARTICIPATION INTERESTS. Each Bond Portfolio may invest in participation interests in fixed income securities. A participation interest provides the certificate holder with a specified interest in an issue of fixed income securities.

Some participation interests give the holders differing interests in the underlying securities, depending upon the type or class of certificate purchased. For example, coupon strip certificates give the holder the right to receive a specific portion of interest payments on the underlying securities; principal strip certificates give the holder the right to receive principal payments and the portion of interest not payable to coupon strip certificate holders. Holders of certificates of participation in interest payments may be entitled to receive a fixed rate of interest, a variable rate that is periodically reset to reflect the current market rate or an auction rate that is periodically reset at auction. Asset-backed residuals represent interests in any excess cash flow remaining after required payments of principal and interest have been made.

More complex participation interests involve special risk considerations. Since these instruments have only recently been developed, there can be no assurance that any market will develop or be maintained for the instruments. Generally, the fixed income securities that are deposited in trust for the holders of these interests are the sole source of payments on the interests; holders cannot look to the sponsor or trustee of the trust or to the issuers of the securities held in trust or to any of their affiliates for payment.

Participation interests purchased at a discount may experience price volatility. Certain types of interests are sensitive to fluctuations in market interest rates and to prepayments on the underlying securities. A rapid rate of prepayment can result in the failure to recover the holder's initial investment.

The extent to which the yield to maturity of a participation interest is sensitive to prepayments depends, in part, upon whether the interest was purchased at a discount or premium, and if so, the size of that discount or premium. Generally, if a participation interest is purchased at a premium and principal distributions occur at a rate faster than that anticipated at the time of purchase, the holder's actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if a participation interest is purchased at a discount and principal distributions occur at a rate faster than that assumed at the time of purchase, the investor's actual yield to maturity will be higher than that assumed at the time of purchase.

Participation interests in pools of fixed income securities backed by certain types of debt obligations involve special risk considerations. The issuers of securities backed by automobile and truck receivables typically file financing statements evidencing security interests in the receivables, and the servicers of those obligations take and retain custody of the obligations. If the servicers, in contravention of their duty to the holders of the securities backed by the receivables, were to sell the obligations, the third party purchasers could acquire an interest superior to the interest of the security holders. Also, most states require that a security interest in a vehicle must be noted on the certificate of title and the certificate of title may not be amended to reflect the assignment of the lender's security interest. Therefore, the recovery of the collateral in some cases may not be available to support payments on the securities. Securities backed by credit card receivables are generally unsecured, and both federal and state consumer protection laws may allow set-offs against certain amounts owed.

The Municipal Bond Portfolio will only invest in participation interests in municipal securities, municipal leases or in pools of securities backed by municipal assets if, in the opinion of counsel, any interest income on the participation interest will be exempt from federal income tax to the same extent as the interest on the underlying securities.

PREFERRED STOCK. Each of the Short-Term Income Portfolio and the Broad Market Bond Portfolio may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends generally are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

REPURCHASE AGREEMENTS. Each Bond Portfolio may invest in repurchase agreements, which were previously described under "Money Market Portfolios - Repurchase Agreements."

SECURITIES LENDING. Each Bond Portfolio may lend securities, within the limitations previously described under "Money Market Portfolios - Securities Lending". The Municipal Bond Portfolio has no current intention of lending its portfolio securities and would do so only under unusual market conditions since the interest income that a Portfolio receives from lending its securities is taxable.

U.S. GOVERNMENT OBLIGATIONS. Each Bond Portfolio may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. (See "Money Market Portfolios - U.S. Government Obligations.")

VARIABLE AND FLOATING RATE SECURITIES. Each Bond Portfolio may invest in variable and floating rate securities. The terms of variable and floating rate instruments provide for the interest rate to be adjusted according to a formula on certain pre-determined dates. Certain of these obligations also may carry a demand feature that gives the holder the right to demand prepayment of the principal amount of the security prior to maturity. An irrevocable letter of credit or guarantee by a bank usually backs the demand feature. Portfolio investments in these securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 397 days or less.

Each of the Bond Portfolios may also purchase inverse floaters that are floating rate instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the interest rate paid on the inverse floater, with the result that the inverse floater's price is considerably more volatile than that of a fixed rate security. For example, an issuer may decide to issue two variable rate instruments instead of a single long-term, fixed rate bond. The interest rate on one instrument reflects short-term interest rates, while the interest rate on the other instrument (the inverse floater) reflects the approximate rate the issuer would have paid on a fixed rate bond multiplied by two minus the interest rate paid on the short-term instrument. Depending on market availability, the two variable rate instruments may be combined to form a fixed rate bond. The market for inverse floaters is relatively new.

WHEN-ISSUED SECURITIES. Each Bond Portfolio may buy when-issued securities or sell securities on a delayed-delivery basis, which were previously described under "Money Market Portfolios - When-Issued Securities."

The Municipal Bond Portfolio may purchase securities on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness ("refunding contracts"). These contracts require the issuer to sell and the Portfolio to buy municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. The offering proceeds are then used to refinance existing municipal obligations. Although the Municipal Bond Portfolio may sell its rights under a refunding contract, the secondary market for these contracts may be less liquid than the secondary market for other types of municipal securities. The Portfolio generally will not be obligated to pay the full purchase price if it fails to perform under a refunding contract. Instead, refunding contracts usually provide for payment of liquidated damages to the issuer (currently 15-20% of the purchase price). The Portfolio may secure its obligation under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provision of the refunding contract. When required by SEC guidelines, the Portfolio will place liquid assets in a segregated custodial account equal in amount to its obligations under outstanding refunding contracts.

ZERO COUPON BONDS. Each Bond Portfolio may invest in zero coupon bonds of governmental or private issuers that generally pay no interest to their holders prior to maturity. Since zero coupon bonds do not make regular interest payments, they allow an issuer to avoid the need to generate cash to meet current interest payments and may involve greater credit risks than bonds paying interest currently. Tax laws requiring the distribution of accrued discount on the bonds, even though no cash equivalent thereto has been paid, may cause a Portfolio to liquidate investments in order to make the required distributions.

Risk Factors Applicable to the Municipal Bond Portfolio:

HEALTH CARE SECTOR. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state and local governmental agencies. A major source of revenues for the industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for those programs. Numerous other factors may affect the industry, such as (i) general and local economic conditions, (ii) demand for services, (iii) expenses (including malpractice insurance premiums), and (iv) competition among health care providers. In the future, the following may adversely affect the industry:
(i) adoption of legislation proposing a national health insurance program, (ii) medical and technological advances which alter the demand for health services or the way in which such services are provided, and (iii) efforts by employers, insurers and governmental agencies to reduce the costs of health insurance and health care services.

Health care facilities include life care facilities, nursing homes and hospitals. The Municipal Bond Portfolio may invest in bonds to finance these facilities which are typically secured by the revenues from the facilities and not by state or local government tax payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be a risk of default in the payment of principal or interest on a bond issue if the facility does not maintain adequate financial reserves for debt service.

HOUSING SECTOR. The Municipal Bond Portfolio may invest in housing revenue bonds which typically are issued by state, county and local housing authorities and are secured only by the revenues of mortgages originated by those authorities using the proceeds of the bond issues. Factors that may affect the financing of multi-family housing projects include acceptable completion of construction, proper management, occupancy and rent levels, economic conditions and changes in regulatory requirements.

Since the demand for mortgages from the proceeds of a bond issue cannot be precisely predicted, the proceeds may be in excess of demand, which would result in early retirement of the bonds by the issuer. Since the cash flow from mortgages cannot be precisely predicted, differences in the actual cash flow from the assumed cash flow could have an adverse impact upon the issuer's ability to make scheduled payments of principal and interest or could result in early retirement of the bonds.

Scheduled principal and interest payments are often made from reserve or sinking funds. These reserves are funded from the bond proceeds, assuming certain rates of return on investment of the reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate.

ELECTRIC UTILITIES SECTOR. The electric utilities industry has experienced, and may experience in the future (i) problems in financing large construction programs in an inflationary period, (ii) cost increases and delays caused by environmental considerations (particularly with respect to nuclear facilities),
(iii) difficulties in obtaining fuel at reasonable prices, (iv) the effects of conservation on the demand for energy, (v) increased competition from alternative energy sources, and (vi) the effects of rapidly changing licensing and safety requirements.

PROPOSED LEGISLATION. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. For example, Federal tax law now limits the types and amounts of tax-exempt bonds issuable for industrial development and other types of private activities. These limitations may affect the future supply and yields of private activity securities. Further proposals affecting the value of tax-exempt securities may be introduced in the future. In addition, proposals have been made, such as that involving the "flat tax," that could reduce or eliminate the value of that exemption. If the availability of municipal securities for investment or the value of the Municipal Bond Portfolio's holdings could be materially affected by such changes in the law, the Board of Trustees would reevaluate the Portfolio's investment objective and policies or consider the Portfolio's dissolution.

PORTFOLIO TURNOVER. Portfolio turnover rates for the past 2 fiscal years, were:

                          12 MONTHS ENDED   12 MONTHS ENDED
                              6/30/04           6/30/03
                          ---------------   ---------------
Short/Intermediate Bond         27%                82%
Broad Market Bond               26%                77%
Municipal Bond                  20%                21%
Short-Term Income               42%               N/A

                             THE EQUITY PORTFOLIOS

The "Equity Portfolios" are the Small Cap Core, the Large Cap Core, the Large Cap Growth and the Large Cap Value Portfolios.

The Small Cap Core Portfolio invests at least 80% of its Assets in a diversified portfolio of U.S. equity (or related) securities with a market cap which at the time of purchase is less than that of the largest stock in the Russell 2000 Index.

The Large Cap Growth Portfolio seeks superior long-term growth of capital. The Small Cap Core, the Large Cap Core and the Large Cap Value Portfolios seek to achieve long-term capital appreciation. Each of the foregoing investment objectives may not be changed without shareholder approval.

The Large Cap Core Portfolio and the Large Cap Growth Portfolio invest at least 80% of their Assets primarily in a diversified portfolio of U.S. equity (or equity related) securities of large cap corporations.

The Large Cap Value Portfolio invests at least 80% of its Assets in a diversified portfolio of U.S. equity (or related) securities of companies with a market cap, at the time of purchase, equal to those in the Russell 1000 Value Index ("large cap company") and publicly traded on a U.S. Securities market.

The foregoing policies may be changed upon 60 days' written notice to shareholders.

MONEY MARKET FUNDS. Each Equity Portfolio may invest in the securities of other money market mutual funds, within the limits prescribed by the 1940 Act. (See "Money Market Portfolios - Investment Company Securities.")

U.S. GOVERNMENT OBLIGATIONS. Each Equity Portfolio may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. (See "Money Market Portfolios - U.S. Government Obligations.")

COMMERCIAL PAPER. Each Equity Portfolio may invest in commercial paper. Commercial paper consists of short-term (up to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Portfolios may invest only in commercial paper rated A-1 or higher by S&P or Moody's or if not rated, determined by the investment adviser to be of comparable quality.

BANK OBLIGATIONS. Each Equity Portfolio may invest in the same obligations of U.S. banks as the Money Market Portfolios. (See "Money Market Portfolios - Bank Obligations.")

CONVERTIBLE SECURITIES. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, a Portfolio's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuers and any call provisions.

Each Equity Portfolio may invest in convertible securities that are rated, at the time of purchase, in the three highest rating categories by an NRSRO such as Moody's or S&P, or if unrated, are determined by the investment adviser, as applicable, to be of comparable quality. Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality. Should the rating of a security be downgraded subsequent to a Portfolio's purchase of the security, the investment adviser, as applicable, will determine whether it is in the best interest of the Portfolio to retain the security.

DEBT SECURITIES. Debt securities represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.

DEPOSITARY RECEIPTS. American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

FOREIGN SECURITIES. Each Equity Portfolio may invest in foreign securities either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares for foreign securities. (See "Depositary Receipts" above.) Foreign securities include equity or debt securities issued by issuers outside the United States, and include securities in the form of ADRs and EDRs. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the counter markets. Investing in foreign securities involves certain special risks and considerations that are not typically associated with investing in U.S. companies, including, but not limited to, (i) generally less liquid and less efficient securities markets, (ii) generally greater price volatility, (iii) exchange rate fluctuations and exchange controls, (iv) the imposition of restrictions on the expatriation of funds or other assets, (v) less publicly available information about issuers, (vi) the imposition of taxes (vii) higher transaction and custody costs, (viii) settlement delays and risk of loss, (ix) difficulties in enforcing contracts, (x) less liquidity and smaller market capitalizations, (xi) lesser regulation of securities markets, (xii) different accounting and disclosure standards, (xiii) governmental interference, (xiv) higher inflation, (xv) social, economic and political uncertainties, (xvi) the risk of expropriation of assets, (xvii) and the risk of war.

HEDGING STRATEGIES. Each Equity Portfolio may engage in certain hedging strategies that involve options and futures. These hedging strategies are described in detail in Appendix A.

ILLIQUID SECURITIES. Each Equity Portfolio may invest no more than 15% of its net assets in illiquid securities. If the limitations on illiquid securities are exceeded, other than by a change in market values, the condition will be reported by the Portfolio's investment adviser to the Board of Trustees.

INVESTMENT COMPANY SECURITIES. The Equity Portfolios may invest in investment company securities issued by open-end and closed-end investment companies, including ETFs. Such investments are subject to limitations prescribed by the 1940 Act. (See "Money Market Portfolios - Investment Company Securities".)

OPTIONS ON SECURITIES AND SECURITIES INDICES. The Large Cap Growth, Large Cap Value and Small Cap Core Portfolios each may purchase call options on securities that the investment adviser intends to include in the Portfolios in order to fix the cost of a future purchase or attempt to enhance return by, for example, participating in an anticipated increase in the value of a security. The Portfolios may purchase put options to hedge against a decline in the market value of securities held in the Portfolios or in an attempt to enhance return. The Portfolios may write (sell) put and covered call options on securities in which they are authorized to invest. The Portfolios may also purchase put and call options, and write put and covered call options on U.S. securities indices. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. Of the percentage of the total assets of a Portfolio that are invested in equity (or related) securities, the Portfolio may not invest more than 10% of such assets in covered call options on securities and/or options on securities indices.

REPURCHASE AGREEMENTS. Each Equity Portfolio may invest in repurchase agreements, which were previously described under "Money Market Portfolios - Repurchase Agreements."

RESTRICTED SECURITIES. Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933 (the "1933 Act") or an exemption from registration. Each of the Equity Portfolios is subject to a Portfolio's investment limitations on the purchase of illiquid securities. Restricted securities, including securities eligible for re-sale pursuant to Rule 144A under the 1933 Act, that are determined to be liquid are not subject to this limitation. This determination is to be made by the investment adviser pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the investment adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the investment adviser intends to purchase securities that are exempt from registration under Rule 144A.

SECURITIES LENDING. Each Equity Portfolio may lend securities subject to the same conditions applicable to the Money Market Portfolios, as described under "Money Market Portfolios - Securities Lending."

TEMPORARY DEFENSIVE POSITION. Each Equity Portfolio may, without limit, invest in commercial paper and other money market instruments rated in one of the two highest rating categories by an NRSRO, in response to adverse market conditions, as a temporary defensive position. The result of this action may be that a Portfolio will be unable to achieve its investment objective.

PORTFOLIO TURNOVER. Portfolio turnover rates for the past 2 fiscal years were:

                   12 MONTHS ENDED   12 MONTHS ENDED
                       6/30/04           6/30/03
                   ---------------   ---------------
Small Cap Core           142%              62%
Large Cap Core            27%              50%
Large Cap Growth          87%              51%
Large Cap Value           26%              87%

Portfolio turnover of the Wilmington Small Cap Core Portfolio for the fiscal year ended June 30, 2004, varied significantly from the prior fiscal year end due, in large part, to the change in the Portfolio's investment structure from a feeder in a "master-feeder" structure to a "fund-of-funds" structure. In implementing this change, the Portfolio redeemed all of its holdings in a master fund and allocated its assets between two series of an affiliated investment company.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The Portfolios have policies and procedures in place regarding the disclosure of securities holdings of the Portfolios designed to allow disclosure of such holdings information where it is deemed appropriate for a Portfolio's operations or it is determined to be useful to a Portfolio's shareholders without compromising the integrity or performance of the Portfolio. Except when there are legitimate business purposes for selective disclosure of a Portfolio's holdings, a Portfolio will not provide or permit others to provide information about the Portfolio's holdings on a selective basis.

The Portfolios provide portfolio holdings information as required in regulatory filings and shareholder reports, disclose portfolio holdings information as required by federal or state securities laws, and may disclose portfolio holdings information in response to requests by governmental authorities.

The Portfolios may, but are not required to, post the Portfolio's schedule of investments on a website at regular intervals or from time to time at the discretion of the Portfolio. Such schedule of investments must be as of a date at least 30 days prior to its posting on the website. In addition to its schedule of investments, a Portfolio may post information on a website about the number of securities the Portfolio holds, a summary schedule of investments, the Portfolio's top ten holdings, and a percentage breakdown of the Portfolio's investments by country, sector and industry. This additional information must be as of a date at least 30 days prior to its posting on a website, provided, however, that a top ten holdings list may be as of a date 7 days prior to its posting on the website. The day after any portfolio holdings information becomes publicly available (by posting on the website or otherwise), it may be mailed, e-mailed or otherwise transmitted to any person.

The Portfolio may distribute or authorize the distribution of information about a Portfolio's holdings that is not publicly available (on a website or otherwise) to a Portfolio's or an investment adviser's employees and affiliates that provide services to the Portfolio. The Portfolio may also distribute or authorize the distribution of information about the Portfolio's holdings that is not publicly available (on a website or otherwise) to the Portfolio's service providers who require access to the information (i) in order to fulfill their contractual duties relating to the Portfolio; (ii) to facilitate the transition of a newly hired investment adviser or sub-adviser prior to the commencement of its duties; (iii) to facilitate the review of the Portfolio by a ranking or ratings agency; (iv) for the purpose of due diligence regarding a merger or acquisition; or (iv) for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining shareholders of an affected Portfolio.

In order to mitigate conflicts between the interests of Portfolio shareholders, on the one hand, and those of the Porfolios' investment adviser, sub-adviser, or principal underwriter, or any affiliated person of the Portfolios, their investment advisers, sub-advisers, or its principal underwriter, on the other, the Fund's Chief Compliance Officer must approve and either the President or a Vice President of the Fund must approve a non-public disclosure of portfolio holdings. The Trust's Chief Compliance Officer must report all arrangements to disclose portfolio holdings information to the Trust's Board of Trustees on a quarterly basis, which will review such arrangements and terminate them if it determines such disclosure arrangements are not in the best interests of shareholders.

Before any non-public disclosure of information about a Portfolio's holdings, the Chief Compliance Officer will require the recipient of such non-public portfolio holdings information to agree or provide proof of an existing duty to keep the information confidential and to agree not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in a Portfolio or any other security. The Fund may request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Fund's policies and procedures and any applicable confidentiality agreement.

Under no circumstances may the Fund or an investment adviser or their affiliates receive any consideration or compensation for disclosing portfolio holdings information.

Each of the following third parties have been approved to receive portfolio holdings information: (i) the Fund's administrator and accounting agent; (ii) the Fund's independent public accounting firm, for use in providing audit opinions; (iii) financial printers, solely for the purpose of preparing Fund reports or regulatory filings; (iv) the Fund's custodian in connection with its custody of the Fund's assets; (v) if applicable, a proxy voting service; and
(vi) the following data aggregators and ranking and ratings services: Lipper Analytical Services, Inc., Morningstar Inc., and Standard & Poors. Information may be provided to these parties at any time so long as each of these parties is contractually and ethically prohibited from sharing the Fund's portfolio holdings information without specific authorization. The Fund's investment advisers and service providers will establish procedures to ensure that the Fund's portfolio holdings information is only disclosed in accordance with these policies.

The identity of persons with which the Portfolios have ongoing arrangements to provide portfolio holdings information is set forth below. In order to solicit prices on various fixed income securities certain of the Portfolios share this information with the broker dealers listed below on a periodic basis as needed with as little as a one day lag:

Piper Jaffray & Company          Stern, Agee & Leach
Stone & Youngberg                Wachovia Securities
Coop Capital Markets             Morgan Stanley
Commerce Capital Markets, Inc.   Lehman Brothers

                             INVESTMENT LIMITATIONS

Except as otherwise provided, the Portfolios have adopted the investment limitations set forth below. Limitations which are designated as fundamental policies may not be changed without the affirmative vote of the lesser of (i) 67% or more of the shares of a Portfolio present at a shareholders meeting if holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy or (ii) more than 50% of the outstanding shares of a Portfolio. If any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Portfolio's assets or redemptions of shares will not be considered a violation of the limitation.

MONEY MARKET PORTFOLIOS: Each Money Market Portfolio will not as a matter of fundamental policy:

1. purchase the securities of any one issuer if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or the Portfolio would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Portfolio may invest up to 25% of its total assets without regard to these limitations; and (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

2. purchase the securities of any issuer if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided, that each of the Prime Money Market and Premier Money Market Portfolios may invest more than 25% of its total assets in the obligations of banks;

3. borrow money, except (1) from a bank for temporary or emergency purposes (not for leveraging or investment) or (2) by engaging in reverse repurchase agreements if the Portfolio's borrowings do not exceed an amount equal to 33 1/3% of the current value of its assets taken at market value, less liabilities other than borrowings;

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions limited to 33 1/3% of the value of the Portfolio's total assets;

5. underwrite any issue of securities, except to the extent that the Portfolio may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate, provided that the Portfolio may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein;

7. purchase or sell physical commodities or contracts, provided that currencies and currency-related contracts will not be deemed physical commodities; or

8. issue senior securities, except as appropriate to evidence indebtedness that the Portfolio is permitted to incur, provided that the Portfolio's use of options, futures contracts and options thereon or currency-related contracts will not be deemed to be senior securities for this purpose.

With respect to the exclusion from the investment limitation described in number 2 above, the Money Market Portfolios have been advised that it is the SEC staff's current position, that the exclusion may be applied only to U.S. bank obligations; the Money Market Portfolios, however, will consider both foreign and U.S. bank obligations within this exclusion. Neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of this policy.

The following non-fundamental policies apply to each Money Market Portfolio unless otherwise indicated, and the Board of Trustees may change them without shareholder approval. Each Money Market Portfolio will not:

1.   make short sales of securities except short sales against the box;

2. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities;

3. purchase additional portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets, and if at any time the Portfolio's bank borrowings exceed its fundamental borrowing limitations due to a decline in net assets, such borrowings will be promptly (within 3 days) reduced to the extent necessary to comply with such limitations;

4. make loans of portfolio securities unless such loans are fully collateralized by cash, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or any combination of cash and securities, marked to market daily; or

5. with respect to the U.S. Government, Prime Money Market and Premier Money Market Portfolios only, purchase the securities of any one issuer if as a result more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

BOND PORTFOLIOS: Each Bond Portfolio will not as a matter of fundamental policy (except for the Short-Term Income Portfolio for which the following are non-fundamental policies and which can be changed upon 60 days' written notice to shareholders):

1. purchase the securities of any one issuer if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or the Portfolio would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Portfolio may invest up to 25% of its total assets without regard to these limitations; and (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

2. purchase the securities of any issuer if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including repurchase agreements fully collateralized by U.S. Government obligations) or to tax-exempt municipal securities;

3. borrow money, provided that the Portfolio may borrow money from banks for temporary or emergency purposes (not for leveraging or investment) or by engaging in reverse repurchase agreements if the Portfolio's borrowings do not exceed an amount equal to 33 1/3% of the current value of its assets taken at market value, less liabilities other than borrowings;

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions limited to 33 1/3% of the value of the Portfolio's total assets;

5. underwrite any issue of securities, except to the extent that the Portfolio may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate or real estate limited partnership interests, provided that the Portfolio may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts;

7. purchase or sell physical commodities or commodities contracts except financial and foreign currency futures contracts and options thereon, options on foreign currencies and forward currency contracts; or

8. issue senior securities, except as appropriate to evidence indebtedness that the Portfolio is permitted to incur, provided that futures, options and forward currency transactions will not be deemed to be senior securities for purposes of this limitation.

The following non-fundamental policies apply to the Bond Portfolios and may be changed by the Board of Trustees without shareholder approval. Each Bond Portfolio will not:

1. pledge, mortgage or hypothecate its assets, except the Portfolio may pledge securities having a market value at the time of the pledge not exceeding 33 1/3% of the value of its total assets to secure borrowings, and the Portfolio may deposit initial and variation margin in connection with transactions in futures contracts and options on futures contracts;

2.   make short sales of securities except short sales against the box;

3. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, provided that the Portfolio may make initial and variation margin deposits in connection with permitted transactions in options or futures;

4. purchase additional portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets;

5. purchase or sell non-hedging futures contracts or related options if aggregate initial margin and premiums required to establish such positions would exceed 5% of the Portfolio's total assets. For purposes of this limitation, unrealized profits and unrealized losses on any open contracts are taken into account, and the in-the-money amount of an option that is in-the-money at the time of purchase is excluded;

6. write put or call options having aggregate exercise prices greater than 25% of the Portfolio's net assets, except with respect to options attached to or acquired with or traded together with their underlying securities and securities that incorporate features similar to options; or

7. when engaging in options, futures and forward currency contract strategies, a Portfolio will either: (1) earmark or set aside cash or liquid securities in a segregated account with the Fund's custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.

EQUITY PORTFOLIOS: Each Equity Portfolio will not as a matter of fundamental policy:

1. purchase the securities of any one issuer, if as a result, more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or the Portfolio would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Portfolio may invest up to 25% of its total assets without regard to these limitations;
     (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (3) repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations;

2. purchase securities of any issuer if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided, that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

3. borrow money, provided that (1) the Large Cap Value Portfolio may borrow money for temporary or emergency purposes, including the meeting of redemption requests, in amounts up to 33 1/3% of a Portfolio's assets; and
     (2) each of the Large Cap Core, Large Cap Growth and Small Cap Core Portfolios may borrow money for temporary or emergency purposes, and then in an aggregate amount not in excess of 10% of a Portfolio's total assets;

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions;

5. underwrite any issue of securities, except to the extent that the Portfolio may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate, provided that (1) the Large Cap Value Portfolio additionally may not invest in any interest in real estate except securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass through and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein; (2) the Large Cap Core, Large Cap Growth and Small Cap Core Portfolios each may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts;

7. purchase or sell physical commodities, provided that (1) the Large Cap Value Portfolio additionally is restricted from purchasing or selling contracts, options or options on contracts to purchase or sell physical commodities and (2) Large Cap Core, Large Cap Growth and Small Cap Core Portfolios each may invest in purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other derivative financial instruments; or

8. issue senior securities, except to the extent permitted by the 1940 Act, provided that the Large Cap Value Portfolio may borrow money subject to its investment limitation on borrowing.

The following non-fundamental policies apply to each Equity Portfolio unless otherwise indicated, and the Board of Trustees may change them without shareholder approval. Each Equity Portfolio will not:

1. pledge, mortgage or hypothecate its assets except to secure indebtedness permitted to be incurred by the Portfolio, provided that (1) this limitation does not apply to the Large Cap Core, Large Cap Growth and Small Cap Core Portfolios; and (2) with respect to the Large Cap Value Portfolio, the deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for future contracts are not deemed to be pledges or hypothecations for this purpose;

2.   make short sales of securities except short sales against the box;

3. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, provided that the Large Cap Growth and the Large Cap Value Portfolios may make initial and variation margin deposits in connection with permitted transactions in options or futures without violating this limitation; or

4. purchase additional portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets, provided that (1) the Large Cap Value Portfolio may not borrow for purposes other than meeting redemptions in an amount exceeding 5% of the value of its total assets at the time the borrowing is made.

When engaging in options, futures and forward currency contract strategies, a Portfolio will either: (1) set aside cash or liquid securities in a segregated account with the Fund's custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.

                              TRUSTEES AND OFFICERS

The following tables present certain information regarding the Board of Trustees and officers of the Fund. Each person listed under "Interested Trustees" below is an "interested person" of the investment adviser or the Fund, within the meaning of the 1940 Act. Each person who is not an "interested person" of the investment adviser or the Fund within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below. The address of each Trustee as it relates to the Fund's business is 1100 North Market Street, Wilmington, DE 19890.

                                                                                                       NUMBER OF
                                                                                                     PORTFOLIOS IN
                                                                                                          FUND
                                                                           PRINCIPAL OCCUPATION(S)      COMPLEX           OTHER
       NAME AND          POSITION(S) HELD   TERM OF OFFICE AND LENGTH OF         DURING PAST          OVERSEEN  BY    DIRECTORSHIPS
     DATE OF BIRTH           WITH FUND               TIME SERVED                  FIVE YEARS            TRUSTEE      HELD BY TRUSTEE
----------------------   ----------------   ----------------------------   -----------------------   -------------   ---------------
                                                         INTERESTED TRUSTEES

ROBERT J. CHRISTIAN(1)   Trustee,           Shall serve until death,       Executive Vice                  25        Wilmington Low
Date of Birth: 2/49      President, Chief   resignation or removal.        President and Chief                       Volatility Fund
                         Executive          Trustee, President and         Investment Officer of                     of Funds
                         Officer and        Chairman of the Board since    Wilmington Trust                          (closed-end
                         Chairman of the    October 1998.                  Company from February                     registered
                         Board                                             1996, to June 2004,                       investment
                                                                           Executive Vice                            company).
                                                                           President and chief
                                                                           Economist from June
                                                                           2004 to the present and
                                                                           President of RSMC since
                                                                           February 1996.

FRED FILOON(2)           Trustee            Shall serve at the pleasure    Senior Vice President           25        None
Date of Birth: 3/42                         of the Board and until         and Principal of Cramer
                                            successor is elected and       Rosenthal McGlynn, LLC
                                            qualified. Trustee since       since 1991.
                                            November 2004.

----------
(1) Mr. Christian is an "Interested Trustee" by reason of his position as President of RSMC, an investment adviser to the Fund.

(2) Mr. Filoon is an "Interested Trustee" by reason of his position as Senior Vice President and Principal of Cramer Rosenthal McGlynn LLC, an investment adviser to the Fund.

                                                                                                       NUMBER OF
                                                                                                     PORTFOLIOS IN
                                                                                                          FUND
                                                                           PRINCIPAL OCCUPATION(S)      COMPLEX           OTHER
       NAME AND          POSITION(S) HELD   TERM OF OFFICE AND LENGTH OF         DURING PAST          OVERSEEN  BY    DIRECTORSHIPS
     DATE OF BIRTH           WITH FUND               TIME SERVED                  FIVE YEARS            TRUSTEE      HELD BY TRUSTEE
----------------------   ----------------   ----------------------------   -----------------------   -------------   ---------------
                                                        INDEPENDENT TRUSTEES

ROBERT ARNOLD            Trustee            Shall serve until death,       Founder and co-manages,         25        None
Date of Birth: 3/44                         resignation or removal.        R. H. Arnold & Co.,
                                            Trustee since May 1997.        Inc. (investment
                                                                           banking company) since
                                                                           1989.

DR. ERIC BRUCKER         Trustee            Shall serve until death,       Professor of Economics,         25        Wilmington Low
Date of Birth: 12/41                        resignation or removal.        Widener University                        Volatility Fund
                                            Trustee since October 1999.    since July 2004;                          of Funds
                                                                           formerly, Dean, School                    (closed-end
                                                                           of Business                               registered
                                                                           Administration of                         investment
                                                                           Widener University from                   company).
                                                                           2001 to 2004; Dean,
                                                                           College of Business,
                                                                           Public Policy and
                                                                           Health at the
                                                                           University of Maine
                                                                           from September 1998 to
                                                                           June 2001.

NICHOLAS GIORDANO        Trustee            Shall serve until death,       Consultant, financial           25        Kalmar Pooled
Date of Birth: 3/43                         resignation or removal.        services organizations                    Investment
                                            Trustee since October 1998.    from 1997 to present;                     Trust;
                                                                           Interim President,                        Independence
                                                                           LaSalle University from                   Blue Cross; and
                                                                           1998 to 1999.                             Selas
                                                                                                                     Corporation of
                                                                                                                     America
                                                                                                                     (industrial
                                                                                                                     furnaces and
                                                                                                                     ovens);
                                                                                                                     Wilmington Low
                                                                                                                     Volatility Fund
                                                                                                                     of Funds
                                                                                                                     (closed-end
                                                                                                                     registered
                                                                                                                     investment
                                                                                                                     company).

LOUIS KLEIN, JR.         Trustee            Shall serve until death,       Self-employed financial         25        WHX Corporation
Date of Birth: 5/35                         resignation or removal.        consultant since 1991.                    (industrial
                                            Trustee since October 1999.                                              manufacturer).

                                                                      PRINCIPAL              NUMBER OF
                       POSITION(S)   TERM OF OFFICE AND         OCCUPATION(S)        PORTFOLIOS IN FUND          OTHER
      NAME AND             HELD        LENGTH OF TIME            DURING PAST          COMPLEX OVERSEEN        DIRECTORSHIPS
    DATE OF BIRTH       WITH FUND          SERVED                FIVE YEARS              BY TRUSTEE          HELD BY TRUSTEE
--------------------   -----------   ------------------   ------------------------   ------------------   ---------------------
CLEMENT C. MOORE, II   Trustee       Shall serve until    Managing Partner,                  25           None
Date of Birth: 9/44                  death, resignation   Mariemont Holdings, LLC,
                                     or removal.          (real estate holding and
                                     Trustee since        development company)
                                     October 1999.        since 1980.

JOHN J. QUINDLEN       Trustee       Shall serve until    Retired since 1993.                25           None
Date of Birth: 5/32                  death, resignation
                                     or removal.
                                     Trustee since
                                     October 1999.

MARK A. SARGENT        Trustee       Shall serve until    Dean and Professor of              25           Wilmington Low
Date of Birth: 4/51                  death, resignation   Law, Villanova                                  Volatility Fund of
                                     or removal.          University School of Law                        Funds (closed-end
                                     Trustee since        since July 1997.                                registered investment
                                     November 2001.                                                       company).

As of the date of this SAI, none of the Independent Trustees nor any of their immediate family members (i.e. spouse or dependent children) serves as an officer or director or is an employee of the Fund, any of the Portfolios' investment advisers or the Distributor or of any of their respective affiliates. Nor do any of such persons serve as an officer or director or is an employee of company controlled by or under common control with such entities.

                               EXECUTIVE OFFICERS

                                                                      PRINCIPAL              NUMBER OF
                           POSITION(S)   TERM OF OFFICE AND         OCCUPATION(S)        PORTFOLIOS IN FUND          OTHER
    NAME, ADDRESS AND          HELD        LENGTH OF TIME            DURING PAST          COMPLEX OVERSEEN        DIRECTORSHIPS
      DATE OF BIRTH         WITH FUND          SERVED                FIVE YEARS              BY TRUSTEE          HELD BY TRUSTEE
------------------------   -----------   ------------------   ------------------------   ------------------   ---------------------
JOHN R. GILES              Chief         Shall serve at the   Senior Vice President,             N/A                   N/A
1100 North Market Street   Financial     pleasure of the      Wilmington Trust Company
Wilmington, DE 19890       Officer,      Board and until      since 1996.
Date of Birth: 8/57        Vice          successor is
                           President     elected and
                           and           qualified. Officer
                           Treasurer     since December
                                         1999.

ERIC K. CHEUNG             Vice          Shall serve at the   Vice President,                    N/A                   N/A
1100 North Market Street   President     pleasure of the      Wilmington Trust
Wilmington, DE 19890                     Board and until      Company since
Date of Birth: 12/54                     successor is         1986; and Vice
                                         elected and          President and
                                         qualified. Officer   Director, RSMC
                                         since October        since 2001.
                                         1998.

                               EXECUTIVE OFFICERS

                                                                      PRINCIPAL              NUMBER OF
                           POSITION(S)   TERM OF OFFICE AND         OCCUPATION(S)        PORTFOLIOS IN FUND          OTHER
   NAME, ADDRESS AND           HELD        LENGTH OF TIME            DURING PAST          COMPLEX OVERSEEN        DIRECTORSHIPS
     DATE OF BIRTH          WITH FUND          SERVED                FIVE YEARS              BY TRUSTEE          HELD BY TRUSTEE
------------------------   -----------   ------------------   ------------------------   ------------------   ---------------------
JOSEPH M. FAHEY, JR.       Vice          Shall serve at the   Vice President, RSMC               N/A                   N/A
1100 North Market Street   President     pleasure of the      since 1992.
Wilmington, DE 19890                     Board and until
Date of Birth: 1/57                      successor is
                                         elected and
                                         qualified. Officer
                                         since November
                                         1999.

WILLIAM P. RICHARDS, JR.   Vice          Shall serve at the   Managing Director,                 N/A                   N/A
100 Wilshire Boulevard     President     pleasure of the      Roxbury Capital
Suite 1000                               Board and until      Management LLC
Santa Monica, CA 90401                   successor is         (registered investment
Date of Birth: 11/36                     elected and          adviser) since 1998.
                                         qualified. Officer
                                         since November
                                         2004.

ANNA M. BENCROWSKY         Chief         Shall serve at the   Chief Compliance                   N/A                   N/A
1100 North Market Street   Compliance    pleasure of the      Officer, Rodney Square
Wilmington, DE 19890       Officer       Board and until      Management Corporation
Date of Birth: 5/51                      successor is         since 2004; Vice
                                         elected and          President and Chief
                                         qualified. Officer   Compliance Officer,
                                         since September      1838 Investment
                                         2004.                Advisors, LP from 1998
                                                              to 2004; Vice President,
                                                              Secretary, and
                                                              Treasurer, 1838
                                                              Investment Advisors
                                                              Funds from 1995 to 2004;
                                                              Vice President and
                                                              Secretary, 1838
                                                              Bond-Debenture Trading
                                                              Fund from 1982 to 2004.

LEAH M. ANDERSON           Secretary     Shall serve at the   Officer, Wilmington                N/A                   N/A
1100 North Market Street                 pleasure of the      Trust Company since
Wilmington, DE  19890                    Board and until      1998. Officer, RSMC
Date of Birth: 08/65                     successor is         since 1992
                                         elected and
                                         qualified. Officer
                                         since October
                                         2002.

RESPONSIBILITIES OF THE BOARD AND ITS COMMITTEES. The basic responsibilities of the Trustees are to monitor the Fund's financial operations and performance, oversee the activities and legal compliance of the Fund's investment advisers and other major service providers, keep themselves informed, and exercise their business judgment in making decisions important to the Fund's proper functioning based on what the Trustees reasonably believe to be in the best interests of the shareholders. The Board is comprised of nine individuals, two of whom are considered Interested Trustees. The remaining Trustees are Independent Trustees. The Board meets multiple times during the year (but at least quarterly) to review the investment performance of the Portfolios and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. The Board met ____ times during the fiscal year ended June 30, 2005. The Board has an Audit Committee, a Nominating and Governance Committee, and a Regulatory Oversight Committee. The responsibilities of each committee and its members are described below.

AUDIT COMMITTEE. The Audit Committee is comprised of Messrs. Giordano, Klein and Quindlen, each of which is an Independent Trustee. Mr. Giordano serves as the chairman of the Committee. Pursuant to its charter, the Audit Committee has the responsibility, among others, to (1) select the Fund's independent auditors; (2) review and approve the scope of the independent auditors' audit activity; (3) review the financial statements which are the subject of the independent auditors' certifications; and (4) review with such independent auditors the adequacy of the Fund's basic accounting system and the effectiveness of the Fund's internal accounting controls. During the fiscal year ended June 30, 2005, there were ____ meetings of the Audit Committee.

NOMINATING AND GOVERNANCE COMMITTEE. The Nominating and Governance Committee is comprised of Messrs. Giordano, Quindlen and Sargent, each of which is an Independent Trustee. Mr. Sargent serves as chairman of the Committee. The Committee is responsible for formulating a statement of fund governance; assessing the size, structure and composition of the Board; determining trustee qualifications guidelines as well as compensation, insurance and indemnification of trustees; identifying Trustee candidates; oversight of Board self-evaluations; and identifying, from time to time, qualified candidates to serve as the Chief Compliance Officer for the Fund. During the fiscal year ended June 30, 2005, there was ____ meeting of the Committee. The Committee will consider nominee candidates recommended by shareholders. Shareholders who wish to recommend individuals for consideration by the Committee as nominee candidates may do so by submitting a written recommendation to the Secretary of the Fund at: 1100 North Market Street, 9th Floor, Wilmington, DE 19890. Submissions must include sufficient biographical information concerning the recommended individual, including age, at least ten years of employment history with employer names and a description of the employer's business, and a list of board memberships (if any). The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected. Recommendations must be received in a sufficient time, as determined by the Committee in its sole discretion, prior to the date proposed for the consideration of nominee candidates by the Board. Upon the written request of shareholders holding at least 10% of the Fund's shares in the aggregate, the Secretary shall present to any special meeting of shareholders such nominees for election as Trustees as specified in such written request.

REGULATORY OVERSIGHT COMMITTEE. The Regulatory Oversight Committee is comprised of Messrs. Arnold, Brucker, Moore and Sargent, each of which is an Independent Trustee. Mr. Moore serves as the chairman of the Committee. The Regulatory Oversight Committee (i) monitors the Board's compliance with its major specific responsibilities under the 1940 Act; (ii) receives information regarding proposed and newly adopted federal and state laws and regulations as they apply to the Fund, and provides oversight of investment advisers, other major service providers, and the Fund's Chief Compliance Officer ("CCO") regarding compliance with such laws and regulations as needed; (iii) provides oversight of the Fund's 12b-1 fees and shareholder service fees and the payment of such fees to various investment advisers, broker-dealers and financial intermediaries; (iv) provides oversight of the portfolio trade execution, brokerage commissions, soft dollar usage, and revenue sharing arrangements of the Fund's investment advisers, and make recommendations to the Board regarding such practices; (v) provides oversight of the Fund's valuation and pricing policies, procedures and practices and designated management valuation committee; (vi) provides oversight of exemptive order(s), if any, granted to the Fund by the SEC or pursuant to which the Fund is subject; (vii) provides oversight of the Fund, investment advisers, sub-advisers and principal underwriter's 17j-1 Codes of Ethics, including violations thereof, and makes recommendations to the Board regarding approval of such codes and material changes thereto; and (viii) monitors, in cooperation with the Nominating and Governance Committee, the CCO's performance. During the fiscal year ended June 30, 2005, there were ____ meetings of the Regulatory Oversight Committee.

SECURITY AND OTHER INTERESTS. The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in the Portfolios and in all registered investment companies overseen by the Trustee within the Fund Complex, as of December 31, 2004.

                                                                      AGGREGATE DOLLAR RANGE
                                                                      OF EQUITY SECURITIES IN
                                                                     ALL REGISTERED INVESTMENT
                                                                   COMPANIES OVERSEEN BY TRUSTEE
                               DOLLAR RANGE OF EQUITY SECURITIES       WITHIN THE FAMILY OF
NAME OF TRUSTEE                  IN EACH PORTFOLIO OF THE FUND         INVESTMENT COMPANIES
---------------                ---------------------------------   -----------------------------
INTERESTED TRUSTEES
ROBERT J. CHRISTIAN
   Prime Money Market
   Small Cap Core
   Large Cap Core

FRED FILOON

INDEPENDENT TRUSTEES
ROBERT ARNOLD
   Large Cap Core
ERIC BRUCKER
   Large Cap Core
   U.S. Government Portfolio

NICHOLAS GIORDANO

LOUIS KLEIN, JR.

CLEMENT C. MOORE, II
   Prime Money Market
   Short-Term Income

JOHN J. QUINDLEN
   Broad Market Bond
   Large Cap Core
   Small Cap Core
   Large Cap Value

MARK A. SARGENT
   Short/Intermediate Bond

As of December 31, 2004, none of the Independent Trustees or their respective immediate family members (spouse or dependent children) owned beneficially or of record an interest in any of the Portfolios' investment advisers or the Distributor, or in any person directly or indirectly controlling, controlled by, or under common control with such entities.

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS. The Fund has retained RSMC to manage the assets of certain Portfolios of the Fund pursuant to a separate investment advisory agreement (collectively, the "Investment Advisory Agreement") which has been approved by the Board of Trustees of the Fund. The Investment Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Boards of Trustees or by a majority of the outstanding voting securities of the Fund, as the case may be, and in either event, by a majority of the Independent Trustees casting votes in person at a meeting called for such purpose.

The Board's decision to approve the Investment Advisory Agreement reflects the exercise of its business judgment on whether to continue the existing arrangements. During its review of the Investment Advisory Agreement, the Board considered many factors, including: (1) the investment objectives and long-term performance, as well as recent changes in portfolio management and structure in light of the performance of certain Portfolios; (2) the investment adviser's management philosophy, personnel and processes as well as the overall character of the firm in light of recent developments in the mutual fund industry; (3) the expectations of shareholders; (4) the state of competition in the mutual fund industry; (5) comparable fees in the mutual fund industry; (6) the range and quality of services provided to the Portfolios and their shareholders in addition to investment advisory services; and (7) the Portfolios' relationship to other Portfolios the Fund.

In assessing RSMC's performance of its obligations, the Board also considered whether there has occurred a circumstance or event that would constitute a reason for it to not renew or approve the Investment Advisory Agreement, which it concluded there was not. In this regard, the Board was mindful of the potential disruption to the operations of the Portfolios and the risks or other effects that could occur as a result of a decision to terminate or not renew or approve the Investment Advisory Agreement. In particular, the Board recognized that most shareholders have invested in a Portfolio on the strength of an investment adviser's reputation and in the expectation that the investment adviser will have a continuing role in providing advisory services to the Portfolio.

The Board also considered the compensation and benefits, if any, received by RSMC including a report on the compensation structure of RSMC's portfolio managers. This includes fees received for services provided to the Portfolios by an investment adviser, sub-adviser or its affiliates and research services received by the investment adviser from brokers that execute trades for each Portfolio, as well as advisory fees. The Board was aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser's compensation: the nature and quality of the services provided by the investment adviser, including the performance of a Portfolio; the investment adviser's cost of providing the services; the extent to which the investment adviser may realize "economies of scale" as a Portfolio grows larger; any indirect benefits that may accrue to the investment adviser and its affiliates as a result of the investment adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the Independent Trustees are fully informed about the facts bearing on the investment adviser's service and fee. The Board is aware of these factors and takes them into account in its review of the Investment Advisory Agreement.

The Board considered these circumstances in light of its accumulated experience in governing the Fund and working with RSMC on matters relating to the Fund, and was assisted by the advice of legal counsel. In this regard, the Board receives a significant amount of information about the Portfolios, RSMC and the Wilmington Trust Company ("Wilmington Trust") organization on an ongoing basis. RSMC and Wilmington Trust provide information at each regular meeting of the Board, and furnished additional reports in connection with the Board's formal review of the Investment Advisory Agreement. Thus, the Board's evaluation of the Investment Advisory Agreement is informed by reports concerning such matters as: the investment adviser's investment philosophy, personnel and processes; each Portfolio's short-term and long-term performance (in absolute terms as well as in relationship to its particular investment program and certain competitor funds), and comments on the reasons for performance; each Portfolio's expenses (including the advisory fee itself and the overall expense structure of the Portfolio, both in absolute terms and relative to competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Portfolio securities; the nature and extent of the advisory and other services provided to the Portfolios by the investment adviser and its affiliates; compliance and audit reports concerning the Portfolios and the companies that service them; and relevant developments in the mutual fund industry. The Board also considers the relationship of each Portfolio to the other Portfolios of the Fund, the interdependence resulting from shareholders' asset allocation processes and the exchange privileges between Portfolios.

Not all of the factors and considerations identified above are relevant to every series, nor does the Board consider any one of them to be determinative. The Board bases its decision to approve the Investment Advisory Agreement on all the relevant factors in light of its reasonable business judgment, and with a view to future long-term considerations.

The Investment Advisory Agreement may be terminated by the Trust or the applicable investment adviser on 60 days' written notice without penalty. The Investment Advisory Agreement will also terminate automatically in the event of its assignment as defined in the 1940 Act.

Additional information regarding the Investment Advisory Agreement and the fees paid to each of the investment advisers may be found under the heading of "Investment Advisory and Other Services."

COMPENSATION. In addition to the fees below, the Fund reimburses its Independent Trustees for their related business expenses. The following table shows the fees paid during the fiscal year ended June 30, 2005 to the Independent Trustees for their service to the Fund and the total compensation paid to the Trustees by the Fund Complex.

                                          PENSION OR                              TOTAL
                                          RETIREMENT                          COMPENSATION
                         AGGREGATE     BENEFITS ACCRUED      ESTIMATED            FROM
                       COMPENSATION     AS PART OF FUND   ANNUAL BENEFITS     FUND COMPLEX
INDEPENDENT TRUSTEE    FROM THE FUND       EXPENSES       UPON RETIREMENT   PAID TO TRUSTEES
--------------------   -------------   ----------------   ---------------   ----------------
Robert H. Arnold          _______            None              None              _______
Dr. Eric Brucker          _______            None              None              _______
Nicholas Giordano         _______            None              None              _______
Louis Klein, Jr.          _______            None              None              _______
Clement C. Moore, II      _______            None              None              _______
John J. Quindlen          _______            None              None              _______
Mark A. Sargent           _______            None              None              _______

                                 CODE OF ETHICS

In accordance with Rule 17j-1 of the 1940 Act, the Fund, each investment adviser and sub-adviser to the Portfolios of the Fund and the Distributor have adopted a Code of Ethics.

The Codes are intended to prohibit or restrict transactions that may be deemed to create a conflict of interest among an investment adviser, the Distributor or the Fund. Each Code identifies the specific employees, officers or other persons who are subject thereto and all are required to abide by the provisions thereunder. Persons covered under the Codes may engage in personal trading for their own accounts, including securities that may also be purchased or held or traded by a Portfolio under certain circumstances.

Under the Code of Ethics adopted by the Fund, personal trading is subject to specific restrictions, limitations, guidelines and other conditions. Under the Code of Ethics adopted by RSMC, personal trading is subject to pre-clearance and other conditions set forth in their respective Codes.

On an annual basis or whenever deemed necessary, the Board of Trustees reviews reports regarding all Codes of Ethics relative to the Fund, including information about any material violations of the Codes. The Codes are on public file as exhibits to the Fund's registration statement with the SEC.

PROXY VOTING. The Board of Trustees has adopted general proxy voting procedures and thereunder delegated the responsibility for exercising the voting rights associated with the securities purchased and/or held by a Portfolio to each investment adviser thereof, subject to the Board's continuing oversight. For those Portfolios which employ a sub-adviser, the investment adviser may further delegate proxy voting responsibilities to a sub-adviser of the Portfolios. In exercising its voting obligations, an investment adviser or sub-adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of the Portfolios, and for the purpose of providing benefits to such Portfolios. An investment adviser or sub-adviser will consider the factors that could affect the value of a Portfolio's investment in its determination on a vote.

Each of the investment advisers has identified certain significant contributors to shareholder value with respect to a number of common or routine matters that are often the subject of proxy solicitations for shareholder meetings. Their proxy voting procedures address these considerations and establish a framework for consideration of a vote that would be appropriate for a Portfolio. In particular, the proxy voting procedures outline principles and factors to be considered in the exercise of voting authority for proposals addressing such common or routine matters.

RSMC's proxy voting procedures establish a protocol for voting of proxies in cases in where RSMC or an affiliated entity has an interest that is reasonably likely to be affected by a proxy to be voted on behalf of a Portfolio or that could compromise RSMC's independence of judgment and action in voting the proxy in the best interest of a Portfolio's shareholders. RSMC believes that consistently voting in accordance with its stated guidelines will address most conflicts of interest, and to the extent any deviation of such guidelines occurs it will be carefully assessed by a securities review committee to determine if a conflict of interest exists, and if a material conflict of interest exists, the committee will determine an appropriate resolution, which may include consultation with management or trustees of the Fund and Trust, analyses by independent third parties, or other means necessary to ensure and demonstrate the proxy was voted in the best interests of shareholders. RSMC's proxy voting policies and procedures are attached herewith as Appendix C.

The Portfolios' proxy voting record as of June 30th is available (i) without charge, upon request, by calling (800) 336-9970; and (ii) on the SEC's website at www.sec.gov.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Persons or organizations beneficially owning 25% or more of the outstanding shares of a Portfolio are presumed to "control" the Portfolio. As a result, those persons or organizations could have the ability to take action with respect to a Portfolio without the consent or approval of other shareholders. As of _______, 2005 officers and Trustees of the Fund owned individually and together less than 1% of the Fund's outstanding shares. As of _______, 2005, the name, address and percentage ownership of each entity that owned of record or beneficially 5% or more of the outstanding shares of any class of a Portfolio were as follows:

[TO BE PROVIDED BY AMENDMENT]

PREMIER MONEY MARKET PORTFOLIO (INSTITUTIONAL SHARES)

PRIME MONEY MARKET PORTFOLIO (INVESTOR SHARES)

PRIME MONEY MARKET PORTFOLIO (SERVICE SHARES)

U.S. GOVERNMENT PORTFOLIO (INVESTOR SHARES)

U.S. GOVERNMENT PORTFOLIO (SERVICE SHARES)

TAX-EXEMPT PORTFOLIO (INVESTOR SHARES)

TAX-EXEMPT PORTFOLIO (SERVICE SHARES)

SHORT/INTERMEDIATE BOND PORTFOLIO (INSTITUTIONAL SHARES)

SHORT/INTERMEDIATE BOND PORTFOLIO (INVESTOR SHARES)

BROAD MARKET BOND PORTFOLIO (INSTITUTIONAL SHARES)

MUNICIPAL BOND PORTFOLIO (INSTITUTIONAL SHARES)

SHORT-TERM INCOME PORTFOLIO (INSTITUTIONAL SHARES)

LARGE CAP CORE PORTFOLIO (INSTITUTIONAL SHARES)

LARGE CAP VALUE PORTFOLIO (INSTITUTIONAL SHARES)

SMALL CAP CORE PORTFOLIO (INSTITUTIONAL SHARES)

                     INVESTMENT ADVISORY AND OTHER SERVICES

RODNEY SQUARE MANAGEMENT CORPORATION. RSMC serves as the investment adviser to the Large Cap Core, Large Cap Growth, Large Cap Value, Short/Intermediate Bond, Broad Market Bond, Municipal Bond, Short-Term Income, Prime Money Market, Premier Money Market, U.S. Government, Tax-Exempt and Small Cap Core Portfolios. RSMC is located at 1100 North Market Street, Wilmington, Delaware 19890 and is a Delaware corporation organized on September 17, 1981. It is a wholly owned subsidiary of Wilmington Trust Corporation.

Several affiliates of RSMC are also engaged in the investment advisory business. Wilmington Trust FSB a wholly owned subsidiary of Wilmington Trust Corporation, is a registered investment adviser. In addition, Wilmington Brokerage Services Company, a subsidiary of Wilmington Trust, and Balentine and Company LLC, an indirect subsidiary of Wilmington Trust Corporation, are registered investment advisers and broker-dealers. Cramer Rosenthal McGlynn, ("CRM") and Roxbury Capital Management ("Roxbury") are both registered investment advisers. Wilmington Trust Corporation has controlling interest in both CRM and Roxbury.

Under an investment advisory agreement dated July 1, 2005 between the Fund and RSMC, RSMC manages the assets of the Premier Money Market, Prime Money Market, U.S. Government, Tax-Exempt, Short/Intermediate Bond, Broad Market Bond, Municipal Bond, Short-Term Income, Large Cap Core, Large Cap Growth, Large Cap Value and Small Cap Core Portfolios (the "RSMC Agreement"). Prior to July 1, 2005, shareholders of each of the Premier Money Market, Prime Money Market, U.S. Government, Tax-Exempt, Short/Intermediate Bond, Broad Market Bond, Municipal Bond, Short-Term Income, Large Cap Core, Large Cap Growth, Large Cap Value and Small Cap Core Portfolios of the Fund had approved a substantively identical agreement with RSMC with respect to the management of the Fund's assets. That agreement was replaced by the RSMC Agreement in connection with the reorganization of the Fund and its portfolios' investment structure from a master/feeder structure to a traditional stand-alone fund structure.

Pursuant to the RSMC Agreement, RSMC is entitled to receive the following annual investment advisory fees, paid monthly as percentage of average daily net assets:

PORTFOLIO(S)              ANNUAL FEE (AS A % OF AVERAGE DAILY NET ASSETS)
------------              -----------------------------------------------
Premier Money Market      0.20%
Prime Money Market        0.37% of the first $1 billion in assets;
U.S. Government           0.33% of the next $500 million in assets;
Tax Exempt                0.30% of the next $500 million in assets; and
                          0.27% of assets in excess of $2 billion

Short/Intermediate Bond   0.35% of the first $1 billion in assets;
Broad Market Bond         0.30% of the next $1 billion in assets; and
Municipal Bond            0.25% of assets over $2 billion
Short-Term Income

Large Cap Core            0.60% of the first $1 billion in assets;
Large Cap Growth          0.55% of the next $1 billion in assets; and
                          0.50% of assets over $2 billion.

Large Cap Value           0.55% of the first $1 billion in assets;
                          0.50% of the next $1 billion in assets; and
                          0.45% of assets over $2 billion.

Small Cap Core            __%

For its services as investment adviser, RSMC received the following fees:

                          12 MONTHS ENDED   12 MONTHS ENDED   12 MONTHS ENDED
PORTFOLIO                     6/30/04           6/30/03           6/30/02
---------                 ---------------   ---------------   ---------------
Premier Money Market         $1,682,608       $ 1,323,465       $ 1,270,445
Prime Money Market           $9,499,643       $10,780,391       $11,213,385
U.S. Government              $4,282,870       $ 5,051,852       $ 5,090,402
Tax-Exempt                   $2,147,721       $ 2,734,988       $ 2,737,675
Short/Intermediate Bond      $  661,836       $   616,739       $   577,725
Large Cap Core               $  433,945       $   448,592       $   698,806
Broad Market Bond            $  349,776       $   418,055       $   419,753
Municipal Bond               $  197,801       $   134,747       $    94,309
Short-Term Income            $  137,946               N/A               N/A

RSMC has contractually agreed to waive a portion of its advisory fee or reimburse expenses to the extent total annual operating expenses exceed the following amounts with respect to the following portfolios:

PORTFOLIO/CLASS                             EXPENSE CAP
---------------                             -----------
Wilmington Premier Money Market Portfolio
   Institutional                               0.20%
   Service                                     0.45%

Wilmington Large Cap Core Portfolio
   Institutional                               0.80%
   Investor                                    1.05%

Wilmington Municipal Bond Portfolio
   Institutional                               0.75%
   Investor                                    1.00%

Wilmington Short-Term Income Portfolio
   Institutional                               0.65%
   Investor                                    0.90%

These waivers will remain in place until November 1, 2005, except for the Wilmington Short-Term Income Portfolio's waiver, which will remain in place until July 1, 2006. The Board may, in its discretion, terminate the expense limitation arrangement with respect to any Portfolio or class thereof prior to such termination date. Pursuant to RSMC's contractual waiver obligations, RSMC waived fees and/or reimbursed expenses in the following amounts:

                                            12 MONTHS ENDED   12 MONTHS ENDED   12 MONTHS ENDED
PORTFOLIO                                       6/30/04           6/30/03           6/30/02
---------                                   ---------------   ---------------   ---------------
Wilmington Premier Money Market Portfolio       $230,653          $254,514          $235,112
Wilmington Large Cap Core Portfolio             $139,654          $150,766          $157,395
Wilmington Municipal Bond Portfolio             $ 21,204          $ 51,519          $ 49,087
Wilmington Short-Term Income Portfolio          $ 89,908               N/A               N/A

Prior to December 15, 2005, Roxbury Capital Management, LLC, an affiliate of RSMC located at 100 Wilshire Boulevard, Suite 1000, Santa Monica, California 90401, served as the investment adviser to the Large Cap Growth Portfolio's master fund for which Roxbury received investment advisory fees of $318,436, $314,850 and $628,823, for the fiscal years ended June 30, 2004, 2003 and 2002, respectively. Prior to July 1, 2005, Cramer Rosenthal McGlynn, LLC ("CRM"), an affiliate of RSMC located at 707 Westchester Avenue, White Plains, New York 10604, served as the investment adviser to the Large Cap Value Portfolio's master fund for which CRM received investment advisory fees of $345,225, $260,508 and $425,733, for the fiscal years ended June 30, 2004, 2003 and 2002, respectively.

                          CRAMER ROSENTHAL MCGLYNN, LLC

CRM is located at 707 Westchester Avenue, White Plains, New York 10604, and serves as a sub-adviser to the Small Cap Core Portfolio. CRM and its predecessors have managed equity investments for mutual funds, corporate pension plans, educational, community, religious and private endowments and foundations as well as for individuals, in a value oriented style across a broad range of market capitalizations, and has been in business for more than thirty years. CRM is 36.53% owned by Cramer, Rosenthal, McGlynn, Inc. ("CRM, Inc."), the controlling member of CRM. All shareholders of CRM, Inc. are senior officers of CRM. CRM is registered as an investment adviser with the SEC. Wilmington Trust Corporation has controlling interest in CRM by way of equity ownership.

Under a Sub-Advisory Agreement, the Small Cap Core Portfolio pays a monthly advisory fee to CRM for the portion of the Portfolio (the "Account") managed by it at the annual rate of 0.75% of the Account's first $1 billion of average daily net assets; 0.70% of the Account's next $1 billion of average daily net assets; and 0.65% of the Account's average daily net assets over $2 billion. For the past three fiscal years, CRM received the following fees with respect to the portion of Small Cap Value Series in which the Portfolio previously invested:

                         12 MONTHS ENDED   12 MONTHS ENDED   12 MONTHS ENDED
                             6/30/04           6/30/03           6/30/02
                         ---------------   ---------------   ---------------
Small Cap Value Series      $_________        $_________        $_________

                           ROXBURY CAPITAL MANAGEMENT

Roxbury is located at 100 Wilshire Boulevard, Suite 1000, Santa Monica, California 90401, and serves as a sub-adviser to the Small Cap Core Portfolio. Roxbury provides investment advisory services, in a growth oriented style, to mutual funds and other institutional accounts, including corporations, unions and pension accounts, foundations, and endowments as well as to individuals. Wilmington Trust Corporation has a controlling interest in Roxbury by way of equity ownership.

Under a Sub-Advisory Agreement, the Small Cap Core Portfolio pays a monthly advisory fee to Roxbury for the portion of the Portfolio (the "Account") managed by it at the annual rate of 1.00% of the Account's first $1 billion of average daily net assets; 0.95% for the Account's next billion of average daily net assets; and 0.90% of the Account's average daily net assets over $2 billion.

For the past three fiscal years, Roxbury received the following fees with respect to the portion of the Small Cap Growth Series in which the Portfolio previously invested.

                          12 MONTHS ENDED   12 MONTHS ENDED   12 MONTHS ENDED
                              6/30/04           6/30/03           6/30/02
                          ---------------   ---------------   ---------------
Small Cap Growth Series      $________         $________          ________

ADVISORY SERVICES. Under the terms of the Investment Advisory Agreement, RSMC agrees to: (a) direct the investments of each Portfolio, subject to and in accordance with each Portfolio's investment objective, policies and limitations set forth in the Prospectus and this SAI; (b) purchase and sell for each Portfolio, securities and other investments consistent with the Portfolio's objective and policies; (c) supply office facilities, equipment and personnel necessary for servicing the investments of the Portfolios; (d) pay the salaries of all personnel of the investment adviser performing services relating to research, statistical and investment activities on behalf of the Portfolio; (e) make available and provide such information as the Fund and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations; (f) make its officers and employees available to the Trustees and officers of the Fund for consultation and discussion regarding the management of each Portfolio and its investment activities. Additionally, each investment adviser agrees to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to contract with the Portfolios. The Fund and/or the investment adviser may at any time or times, upon approval by the Board of Trustees, enter into one or more sub-advisory agreements with a sub-adviser pursuant to which the investment adviser delegates any or all of its duties as listed.

The Investment Advisory Agreement provides that investment adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Portfolio in connection with the matters to which the agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement.

The salaries of any officers and the Interested Trustees who are affiliated with an investment adviser and the salaries of all personnel of each investment adviser performing services for each Portfolio relating to research, statistical and investment activities are paid by the investment adviser.

Each class of shares of the Portfolios pays its respective pro rata portion of the advisory fee payable by the Portfolio.

SUB-ADVISORY AGREEMENTS. Each Sub-Advisory Agreement provides that the sub-adviser has discretionary investment authority with respect to the portion of a the Small Cap Core Portfolio's assets allocated to it by RSMC, subject to the restrictions of the 1940 Act, the Internal Revenue Code of 1986, as amended, applicable state securities laws, applicable statutes and regulations of foreign jurisdictions, a Fund's investment objective, policies and restrictions and the instructions of the Board of Trustees and RSMC.

Each Sub-Advisory Agreement provides that the sub-adviser will not be liable for any action taken, omitted or suffered to be taken except if such acts or omissions are the result of willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Sub-Advisory Agreement continues in effect for two years and then from year to year so long as continuance of each such Agreement is approved at least annually (i) by the vote of a majority of the Independent Trustees at a meeting called for the purpose of voting on such approval and (ii) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Fund. Each Sub-Advisory Agreement terminates automatically in the event of its assignment and is terminable on written notice by the Trust (without penalty, by action of the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities) or by RSMC or the sub-adviser. Each Sub-Advisory Agreement provides that written notice of termination must be provided sixty days prior to the termination date, absent mutual agreement for a shorter notice period.

                     ADMINISTRATION AND ACCOUNTING SERVICES

Pursuant to Administration and Accounting Services Agreements dated October 1, 2004, PFPC Inc. ("PFPC") performs certain administrative services for the Portfolios, such as preparing shareholder reports providing statistical and research data, assisting the investment advisers in compliance monitoring activities, and preparing and filing federal and state tax returns on behalf of the Portfolios. In addition, PFPC prepares and files certain reports with the appropriate regulatory agencies and prepares certain materials required by the SEC or any state securities commission having jurisdiction over the Portfolios. The accounting services performed by PFPC include determining the net asset value per share of each Portfolio and maintaining records relating to the securities transactions of the Portfolio. From September 1, 2002 to October 1, 2004, RSMC, an affiliate of the Fund, provided administrative and accounting services and PFPC provide certain sub-administration services. Prior to September 1, 2002, PFPC provided administrative and accounting services for the Portfolios. Accordingly, the Fund paid administrative fees to RSMC and PFPC, whether as administrator or sub-administrator of $3,633,484, $2,552,225 and $2,996,143, for fiscal years ended June 30, 2004, 2003 and 2002, respectively.

Pursuant to Compliance, Support and Recordkeeping Services Agreements dated October 1, 2004, RSMC, an affiliate of the Fund, performs certain non-investment related statistical and research services, execution and administrative support services, recordkeeping services as well as certain other coordination and fund related preparatory services for the Funds and Series. In consideration of the provision of these services, RSMC, investment adviser to the Fund, receives an asset based fee of 0.006% of each Portfolio's average daily net assets per annum.

                          ADDITIONAL SERVICE PROVIDERS

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. __________ serves as the independent registered public accounting firm to the Fund, providing services which include (1) auditing the annual financial statements for the Portfolios,
(2) assistance and consultation in connection with SEC filings and (3) review of the annual federal income tax returns filed on behalf of each Portfolio. _______________ is located at ___________________.

LEGAL COUNSEL. Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103, serves as counsel to the Fund.

CUSTODIAN. Wilmington Trust Company, 1100 North Market Street, Wilmington, DE 19890, serves as the Custodian. The Custodian's services include, in addition to the custody of all cash and securities owned by the Fund, the maintenance of custody accounts in the Custodian's trust department, the segregation of all certificated securities owned by the Fund, the appointment of authorized agents as sub-custodians, disbursement of funds from the custody accounts of the Fund, releasing and delivering securities from the custody accounts of the Fund, maintaining records with respect to such custody accounts, delivering to the Fund a daily and monthly statement with respect to such custody accounts, and causing proxies to be executed. Wilmington Trust Company receives a fee for its services based on the average daily net assets of the Fund and has appointed PFPC Trust Company as Sub-Custodian of the Trust. Citibank, N.A. serves as the Fund's foreign custody manager.

TRANSFER AGENT. PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the Transfer Agent and Dividend Paying Agent.

                   DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN

Professional Funds Distributor, LLC (the "Distributor") is currently located at 760 Moore Road, King of Prussia, PA 19406. The Distributor serves as a principal underwriter of the Portfolios' shares pursuant to a Distribution Agreement with the Fund. Pursuant to the terms of the Distribution Agreement, the Distributor is granted the right to sell the shares of the Portfolios as agent for the Fund. Shares of the Portfolios are offered continuously.

Under the terms of the Distribution Agreement, the Distributor agrees to use efforts deemed appropriate by the Distributor to solicit orders for the sale of shares of the Portfolios and will undertake such advertising and promotions as it believes reasonable in connection with such solicitation. To the extent that the Distributor receives fees under the Portfolios' Plans of Distribution adopted pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), the Distributor will furnish or enter into arrangement with others for the furnishing of marketing or sales services with respect to the Investor Shares as may be required pursuant to such plan. Moreover, to the extent that the Distributor receives shareholders service fees under any shareholder services plan adopted by the Portfolios, the Distributor will furnish or enter into arrangements with others for the furnishing of personal or account maintenance services with respect to the relevant shareholders of the Portfolios as may be required pursuant to such plan. The Distributor receives no underwriting commissions or Rule 12b-1 fees in connection with the sale of the Portfolios' Institutional Shares.

The Distribution Agreement became effective as of January 1, 2004 and continues in effect for a period of two years. Thereafter, the agreement may continue in effect for successive annual periods provided such continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Distribution Agreement provides that the Distributor, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreements, will not be liable to the Portfolios or their shareholders for losses arising in connection with the sale of Portfolio shares.

The Distribution Agreement terminates automatically in the event of an assignment. The Distribution Agreement is also terminable without payment of any penalty with respect to any Portfolio (i) (by vote of a majority of the Trustees of the Portfolio who are not interested persons of the Portfolio and who have no direct or indirect financial interest in the operation of any Rule 12b-1 Plan of the Portfolio or any agreements related to a 12b-1 Plan, or by vote of a majority of the outstanding voting securities of the applicable Portfolio) on sixty (60) days' written notice to the Distributor; or (ii) by the Distributor on sixty (60) days' written notice to the Portfolio. The Distributor will be compensated for distribution services according to the Investor Shares 12b-1 Plan, which became effective on November 1, 1999, regardless of the Distributor's expenses.

The Investor Shares 12b-1 Plan provides that the Distributor will be paid for distribution activities such as public relations services, telephone services, sales presentations, media charges, preparation, printing and mailing advertising and sales literature, data processing necessary to support a distribution effort and printing and mailing of prospectuses to prospective shareholders. Additionally, the Distributor may pay certain financial institutions ("Service Organizations") such as banks or broker-dealers who have entered into servicing agreements with the Distributor and other financial institutions for distribution and shareholder servicing activities.

The Investor Shares 12b-1 Plan further provides that payment shall be made for any month only to the extent that such payment does not exceed (i) 0.25% on an annualized basis of the Investor Shares of each Portfolio's average net assets; and (ii) limitations set from time to time by the Board of Trustees. The Board of Trustees has only authorized implementation of a 12b-1 fee for annual payments of up to 0.10% of the Investor Shares of each of the Money Market Portfolio's average net assets to compensate the Distributor for making payments to certain Service Organizations who have sold Investor Shares of the Portfolios and for other distribution expenses.

For the fiscal year ended June 30, 2004, the Portfolios paid the Distributor 12b-1 fees in respect of broker-dealer compensation as follows:

                                    12b-1 Fee
                                    ---------
Prime Money Market Portfolio         $15,480
Premier Money Market Portfolio       $     0
U.S. Government Portfolio            $16,962
Tax-Exempt Portfolio                 $20,034
Short/Intermediate Bond Portfolio    $   724
Broad Market Bond Portfolio          $     0
Municipal Bond Portfolio             $     0
Short-Term Income Portfolio          $     0
Small Cap Core Portfolio             $     0
Large Cap Core Portfolio             $     0
Large Cap Value Portfolio            $     0

Under the Investor Shares 12b-1 Plan, if any payments made by the investment adviser out of its advisory fee, not to exceed the amount of that fee, to any third parties (including banks), including payments for shareholder servicing and transfer agent functions, were deemed to be indirect financing by each Portfolio of the distribution of its Investor Shares, such payments are authorized. Each Portfolio may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the 12b-1 Plan. No preference for instruments issued by such depository institutions is shown in the selection of investments.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. An investment adviser places portfolio transactions on behalf of a Portfolio, selects broker-dealers for such transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. Portfolio transactions placed by an investment adviser may be effected through the trading desk of the investment adviser, its broker-affiliate or a sub-adviser. Debt securities purchased and sold by a Portfolio are generally traded on the dealer market on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with a Portfolio) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

Brokerage commissions paid by each Portfolio for the last three fiscal years ended June 30, 2004 are as follows:

                   12 MONTHS ENDED   12 MONTHS ENDED   12 MONTHS ENDED
PORTFOLIO              6/30/04           6/30/03           6/30/02
---------          ---------------   ---------------   ---------------
Small Cap Core *       $591,869          $360,758          $199,976
Large Cap Core         $ 66,321          $158,900          $199,976
Large Cap Value        $ 51,990          $198,522          $280,192
Large Cap Growth        _______           _______           _______

* For the twelve months ended June 30, 2004, the amount reflects a pro-rata portion of Small Cap Value and Small Cap Growth Series' brokerage commissions allocable to the Small Cap Core Portfolio which the Portfolio paid indirectly through its investment in these affiliated mutual funds under its former fund-of-funds structure.

When buying or selling securities, a Portfolio may pay commissions to brokers who are affiliated with the investment adviser, a sub-adviser or a Portfolio.

BROKERAGE SELECTION. The primary objective of each investment adviser in placing orders on behalf of a Portfolio for the purchase and sale of securities is to obtain best execution at the most favorable prices through responsible brokers or dealers and, where the spread or commission rates are negotiable, at competitive rates. In selecting and monitoring a broker or dealer, an investment adviser considers, among other things: (i) the price of the securities to be purchased or sold; (ii) the rate of the spread or commission; (iii) the size and difficulty of the order; (iv) the nature and character of the spread or commission for the securities to be purchased or sold; (v) the reliability, integrity, financial condition, general execution and operational capability of the broker or dealer; and (vi) the quality of any research or statistical services provided by the broker or dealer to a Portfolio or to the investment adviser. The allocation of portfolio transactions may take into account the receipt of research reports and services of brokerage firms. An investment adviser may place trades with certain brokers with which it is under common control, including Balentine & Company LLC or Wilmington Brokerage Services Co., each an indirect, wholly-owned subsidiary of Wilmington Trust Corporation, provided that the investment adviser determines that the affiliate's services and costs are comparable to those of non-affiliated, qualified brokerage firms.

In selecting and monitoring broker-dealers and negotiating commissions, an investment adviser considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. A broker-dealer may be willing to furnish certain research services to the investment adviser or sub-adviser for no consideration except for standard brokerage commissions or dealer spreads. The investment adviser may use such broker-dealers to effect securities transactions. Preference may be given to brokers who provide research or statistical material or other services to the Portfolios, or to the investment adviser, subject to investment advisers' duty to seek best execution.

Section 28(e) of the Securities Exchange Act of 1934 provides that an investment adviser, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e), the investment adviser is required to make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or the investment adviser's overall responsibilities with respect to accounts as to which it exercises investment discretion." The services provided by the broker also must lawfully or appropriately assist the investment adviser, as the case may be, in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a Portfolio may pay a higher broker commission than those available from another broker.

Research services received from broker-dealers supplement the investment adviser own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indices and investment accounts; information concerning prices of securities; and information with respect to the performance, investment activities, and fees and expenses of other mutual funds.

Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communications of trade information, the providing of equipment used to communicate research information and the providing of specialized consultations with the investment adviser or sub-adviser's personnel with respect to computerized systems and data furnished to the investment adviser or sub-adviser as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information. The outside research assistance is useful to the investment adviser and sub-advisers since the broker-dealers used by the investment adviser and sub-advisers tend to follow a broad universe of securities and the research provided by such broker-dealers may provide the investment adviser and sub-advisers with a diverse perspective on financial markets. Research services provided to the investment adviser or sub-adviser by broker-dealers are available for the benefit of all accounts managed or advised by the investment adviser or sub-adviser or by their respective affiliates. The investment adviser and sub-advisers cannot readily determine the extent to which spreads or commission rates or net prices charged by brokers or dealers reflect the value of their research, analysis, advice and similar services. However, the investment adviser or sub-advisers will not direct fund transactions to dealers solely on the basis of research services provided.

During the fiscal year ended June 30, 2004, each of the following Portfolios directed transactions and paid related brokerage commissions because of research services provided in the following amounts:

                            12 MONTHS ENDED 6/30/04
                   ----------------------------------------
PORTFOLIO          COMMISSIONS PAID   TRANSACTIONS DIRECTED
---------          ----------------   ---------------------
Large Cap Growth        $42,202            $28,748,714
Large Cap Value         $11,078            $   477,167
Small Cap Core          $ _____            $   _______

ALLOCATION OF FUND TRANSACTIONS. Some of an investment adviser's other clients have investment objectives and programs similar to that of a Portfolio. Occasionally, recommendations made to other clients may result in their purchasing or selling securities simultaneously with a Portfolio. Consequently, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the policy of each investment adviser not to favor one client over another in making recommendations or in placing orders. In the event of a simultaneous transaction, purchases or sales are averaged as to price, transaction costs are allocated between a Portfolio and other clients participating in the transaction on a pro rata basis and purchases and sales are normally allocated between a Portfolio and the other clients as to amount according to a formula determined prior to the execution of such transactions.

                       CAPITAL STOCK AND OTHER SECURITIES

The Fund issues seven separate classes of shares. Each Portfolio offers Institutional and Investor Shares, except (1) the Premier Money Market Portfolio which issues Institutional and Service Shares only and (2) the Prime Money Market Portfolio, the U.S. Government Portfolio and the Tax-Exempt Portfolio which issue Investor and Service Shares only. The shares of each Portfolio, when issued and paid for in accordance with the prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

The separate classes of shares each represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that
(i) Investor Shares pay Rule 12b-1 distribution expenses (and have exclusive voting rights with respect to the Rule 12b-1 Plan pursuant to which the distribution fee may be paid), and (ii) the Service Shares pay a shareholder service fee of 0.25% of the average net assets of the Service Shares. The net income attributable to Investor or Service Shares and the dividends payable on such shares will be reduced by the amount of any shareholder service or Rule 12b-1 distribution fees; accordingly, the net asset value of the Investor and Service Shares will be reduced by such amount to the extent the Portfolio has undistributed net income.

Shares of a Portfolio entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable. Each Portfolio and class thereof take separate votes on matters affecting only that Portfolio or class. For example, a change in the fundamental investment policies for a Portfolio would be voted upon only by shareholders of that Portfolio.

The Portfolios do not hold annual meetings of shareholders. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of a Portfolio's outstanding shares.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE OF SHARES. Information regarding the purchase of shares is discussed in the "Purchase of Shares" section of the prospectus. Additional methods to purchase shares are as follows:

Individual Retirement Accounts: You may purchase shares of the Portfolios for a tax-deferred retirement plan such as an individual retirement account ("IRA"). To order an application for an IRA and a brochure describing a Portfolio IRA, call the transfer agent at (800) 336-9970. PFPC Trust Company, as custodian for each IRA account receives an annual fee of $10 per account, paid directly to PFPC Trust Company by the IRA shareholder. If the fee is not paid by the due date, the appropriate number of Portfolio shares owned by the IRA will be redeemed automatically as payment.

Automatic Investment Plan: You may purchase Portfolio shares through an Automatic Investment Plan ("AIP"). Under the AIP, the transfer agent, at regular intervals, will automatically debit your bank checking account in an amount of $50 or more (after the $1,000 minimum initial investment). You may elect to invest the specified amount monthly, bimonthly, quarterly, semiannually or annually. The purchase of Portfolio shares through an AIP will be effected at their offering price at 12:00 p.m. Eastern time for the Tax-Exempt Portfolio, at 2:00 p.m. Eastern Time for the Premier Money Market, Prime Money Market and U.S. Government Portfolios, or at the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern time), for the Bond and Equity Portfolios, on or about the 20th day of the month. For an application for the AIP, check the appropriate box of the application or call the transfer agent at (800) 336-9970. This service is generally not available for Wilmington Trust's trust account clients, since similar services are provided through Wilmington Trust. This service also may not be available for Service Organization clients who are provided similar services through those organizations.

Payroll Investment Plan: The Payroll Investment Plan ("PIP") permits you to make regularly scheduled purchases of Portfolio shares through payroll deductions. To open a PIP account, you must submit a completed account application, payroll deduction form and the minimum initial deposit to your employer's payroll department. Then, a portion of your paychecks will automatically be transferred to your PIP account for as long as you wish to participate in the plan. It is the sole responsibility of your employer, not the Fund, the Distributor, the investment advisers or the transfer agent, to arrange for transactions under the PIP. The Fund reserves the right to vary its minimum purchase requirements for employees participating in a PIP.

REDEMPTION OF SHARES. Information regarding the redemption of shares is discussed in the "Redemption of Shares" section of the prospectus. Additional methods to redeem shares are as follows:

By Check: You may utilize the check writing option to redeem shares of the Prime Money Market, U.S. Government and Tax-Exempt Portfolios by drawing a check for $500 or more against a Portfolio account. When the check is presented for payment, a sufficient number of shares will be redeemed from your Portfolio account to cover the amount of the check. This procedure enables you to continue receiving dividends on those shares until the check is presented for payment. Because the aggregate amount of Portfolio shares owned is likely to change each day, you should not attempt to redeem all shares held in your account by using the check writing procedure. Charges will be imposed for specially imprinted checks, business checks, copies of canceled checks, stop payment orders, checks returned due to "insufficient funds" and returned checks. These charges will be paid by redeeming an appropriate number of Portfolio shares automatically. Each Portfolio and the transfer agent reserve the right to terminate or alter the check writing service at any time. The transfer agent also reserves the right to impose a service charge in connection with the check writing service. If you are interested in the check writing service, contact the transfer agent for further information. This service is generally not available for clients of Wilmington Trust through their trust or corporate cash management accounts, since it is already provided for these customers through Wilmington Trust. The service may also not be available for Service Organization clients who are provided a similar service by those organizations.

By Wire: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the bank account that you have designated to receive amounts redeemed at any time. Any request to change the bank account designated to receive redemption proceeds should be accompanied by a guarantee of the shareholder's signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the bank account is registered. Further documentation will be required to change the designated bank account when a corporation, other organization, trust, fiduciary or other institutional investor holds Portfolio shares.

Systematic Withdrawal Plan: If you own shares of a Portfolio with a value of $10,000 or more you may participate in the Systematic Withdrawal Plan ("SWP"). Under the SWP, you may automatically redeem a portion of your account monthly, bimonthly, quarterly, semiannually or annually. The minimum withdrawal available is $100. The redemption of Portfolio shares through an SWP will be effected at the NAV determined on or about the 25th day of the month. With respect to the Prime Money Market Portfolio and the U.S. Government Portfolio, the redemption of Portfolio shares through an SWP will be reflected at the NAV determined at 2:00 p.m. Eastern time on the automatic redemption date. This service is generally not available for Wilmington Trust's trust accounts or certain Service Organizations, because a similar service is provided through those organizations.

Additional Information Regarding Redemptions: To ensure proper authorization before redeeming shares of the Portfolios, the transfer agent may require additional documents such as, but not restricted to, stock powers, trust instruments, death certificates, appointments as fiduciary, certificates of corporate authority and waivers of tax required in some states when settling estates.

Clients of Wilmington Trust who have purchased shares through their trust accounts at Wilmington Trust and clients of Service Organizations who have purchased shares through their accounts with those Service Organizations should contact Wilmington Trust or the Service Organization prior to submitting a redemption request to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, other organization, trust, fiduciary or other institutional investor, RSMC requires, in addition to the stock power, certified evidence of authority to sign the necessary instruments of transfer. THESE PROCEDURES ARE FOR THE PROTECTION OF SHAREHOLDERS AND SHOULD BE FOLLOWED TO ENSURE PROMPT PAYMENT. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within 7 days of acceptance of shares tendered for redemption.

Delay may result if the purchase check has not yet cleared, but the delay will be no longer than required to verify that the purchase check has cleared, and the Funds will act as quickly as possible to minimize delay.

The value of shares redeemed may be more or less than the shareholder's cost, depending on the net asset value at the time of redemption. Redemption of shares may result in tax consequences (gain or loss) to the shareholder, and the proceeds of a redemption may be subject to backup withholding.

A shareholder's right to redeem shares and to receive payment therefore may be suspended when (a) the Exchange is closed, other than customary weekend and holiday closings, (b) trading on the Exchange is restricted, (c) an emergency exists as a result of which it is not reasonably practicable to dispose of a Portfolio's securities or to determine the value of a Portfolio's net assets, or
(d) ordered by a governmental body having jurisdiction over a Portfolio for the protection of the Portfolio's shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether a condition described in (b), (c) or (d) exists. In case of such suspension, shareholders of the affected Portfolio may withdraw their requests for redemption or may receive payment based on the net asset value of the Portfolio next determined after the suspension is lifted.

Each Portfolio reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part with readily marketable securities (redemption "in-kind") chosen by the Portfolio and valued in the same way as they would be valued for purposes of computing the net asset value of the applicable Portfolio. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. Each Portfolio has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which a Portfolio is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the applicable Portfolio for any one shareholder during any 90-day period. This election is irrevocable unless the SEC permits its withdrawal.

PRICING OF SHARES. Each of the Money Market Portfolios' securities is valued on the basis of the amortized cost valuation technique. This involves valuing a security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of fluctuating interest rates on the market value of the security. The valuation of a Money Market Portfolio's securities based upon their amortized cost and the accompanying maintenance of each Portfolio's per share net asset value of $1.00 is permitted in accordance with Rule 2a-7 under the 1940 Act. Certain conditions imposed by that Rule are set forth under "Investment Policies - Money Market Portfolios." In connection with the use of the amortized cost valuation technique, each Portfolio's Board of Trustees has established procedures delegating to the investment adviser the responsibility for maintaining a constant net asset value per share. Such procedures include a daily review of each Portfolio's holdings to determine whether a Portfolio's net asset value, calculated based upon available market quotations, deviates from $1.00 per share. Should any deviation exceed 1/2 of 1% of $1.00, the Trustees will promptly consider whether any corrective action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such corrective action may include selling of portfolio securities prior to maturity to realize capital gains or losses, shortening average portfolio maturity, withholding dividends, redeeming shares in kind and establishing a net asset value per share based upon available market quotations.

Should a Money Market Portfolio incur or anticipate any unusual expense or loss or depreciation that would adversely affect its net asset value per share or income for a particular period, the Trustees would at that time consider whether to adhere to the current dividend policy or to revise it in light of the then prevailing circumstances. For example, if a Portfolio's net asset value per share were reduced, or were anticipated to be reduced, below $1.00, the Trustees could suspend or reduce further dividend payments until the net asset value returned to $1.00 per share. Thus, such expenses or losses or depreciation could result in investors receiving no dividends or reduced dividends for the period during which they held their shares or in their receiving upon redemption a price per share lower than that which they paid.

The net asset value per share is determined as of 12:00 noon Eastern time for the Tax-Exempt Portfolio, as of 2:00 p.m. Eastern time for the Premier Money Market, and as of 2:00 p.m. and 4:00 p.m. Eastern time for the Prime Money Market Portfolio and U.S. Government Portfolio, on each business day (i.e., a day that the New York Stock Exchange (the "Exchange") and the transfer agent are open for business). The net asset value per share is calculated by adding the value of all securities and other assets in a Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in that Portfolio.

For the Bond Portfolios and the Equity Portfolios, the net asset value per share of each Portfolio is determined by dividing the value of the Portfolio's net assets by the total number of Portfolio shares outstanding. This determination is made by PFPC, as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) each day the Portfolios are open for business. The Portfolios are open for business on days when the Exchange and PFPC are open for business.

In valuing a Portfolio's assets, a security listed on an exchange (and not subject to restrictions against sale by the Portfolio on an exchange) will be valued at its last sale price on the exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by the Portfolio on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers' National Market System, for which there have been sales of such securities on such day, shall be valued at the official closing price on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the NASDAQ Stock Market System, but not listed on the National Market System, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market System and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) will be valued at fair value as determined in good faith under the direction of the Board of Trustees although the actual calculation may be done by others. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost.

                                    DIVIDENDS

Dividends from the Money Market Portfolios are declared on each business day after 4:00 p.m. Eastern time and paid to shareholders ordinarily on the first business day of the following month. The dividend for a business day immediately preceding a weekend or holiday normally includes an amount equal to the net income for the subsequent non-business days on which dividends are not declared. However, no such dividend includes any amount of net income earned in a subsequent semiannual accounting period. A portion of the dividends paid by the U.S. Government Portfolio may be exempt from state taxes.

Dividends from the Bond Portfolios' net investment income are declared on each business day and paid to shareholders ordinarily on the first business day of the following month. The dividend for a business day immediately preceding a weekend or holiday normally includes an amount equal to the net income expected for the subsequent non-business days on which dividends are not declared. However, no such dividend included any amount of net income earned in a subsequent semiannual period. Net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by each Portfolio, if any, after deducting any available capital loss carryovers, are declared and paid annually.

Dividends, if any, from the Equity Portfolios' net investment income and distributions, if any, of (1) net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by each Portfolio, after deducting any available capital loss carryovers are declared and paid annually.

A dividend or distribution paid by a Portfolio which does not declare dividends daily has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes.

                           TAXATION OF THE PORTFOLIOS

GENERAL. Each Portfolio is treated as a separate corporation for federal income tax purposes. Each Portfolio has qualified, elected and intends to continue to qualify to be classified under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") as a regulated investment company ("RIC"). To qualify or continue to qualify for treatment as a RIC under the Code, each Portfolio must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain determined without regard to the dividend received deduction) and, in the case of the International Multi-Manager

Portfolio, net gains from certain foreign currency transactions) and at least 90% of its net income from tax-exempt obligations as well as meet several additional requirements. For each Portfolio, these requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in securities or those currencies; (2) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash, cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other
RICs) of any one issuer or of any two or more issuers that a Portfolio controls and which are determined to be engaged in the same trade or business or similar or related trades or businesses.

If a Portfolio failed to qualify for treatment as a RIC in any taxable year, it would be subject to tax on its taxable income at corporate income tax rates with reduction for distributions paid to shareholders and all distributions from earnings and profits, including any distributions from net capital gain (the excess of net long-term capital gain over net short-term capital loss), would be taxable to its shareholders as ordinary income. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before qualifying again for RIC treatment.

Each Portfolio will be subject to a nondeductible 4% excise tax (the "Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all (at least 98%) of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Each Portfolio will be taxed on the amount of its undistributed net capital gain over the amount of its deduction for dividends paid, determined with reference to capital gain dividends only. Each Portfolio is permitted to elect to include all or a portion of such undistributed net capital gain in the income of its shareholders on the last day of its taxable year. In such case the shareholder is given credit for the tax that the RIC paid and is entitled to increase its basis by the difference between the amount of includable gain and tax deemed paid. Currently, an individual's maximum tax rate on long-term capital gains is 15%. A capital gain dividend is treated by the shareholders as a long-term capital gain regardless of how long the investor has owned shares in a Portfolio. If a Portfolio invests in any instruments that generate taxable income, under the circumstances described in the prospectus, distributions of the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits. If such distribution to its shareholders is in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution will be treated by each shareholder as a return of capital to the extent of the shareholder's tax basis and thereafter as capital gain. If a Portfolio realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders and treated as a capital gain. If a Portfolio invests in equity investments and the Portfolio makes distributions, the portion designated as qualified dividend income will be taxed at the same rate as long-term capital gains through 2008.

Dividends and other distributions declared by a Portfolio in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year if they are paid by the Portfolio during the following January. Accordingly, such distributions will be taxed to the shareholders for the year in which that December 31 falls.

Investors should be aware that if Portfolio shares are purchased shortly before the record date for any dividend (other than an exempt-interest dividend) or capital gain distribution, the shareholder will pay full price for the shares and will receive some portion of the price back as a taxable distribution.

Any loss realized by a shareholder on the redemption of shares within six months from the date of their purchase will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions (or undistributed capital gain) to that shareholder with respect to those shares and are disallowed to the extent any distribution of exempt-interest dividends received with respect to such shares.

MONEY MARKET PORTFOLIOS: With respect to the U.S. Government Portfolio, Premier Money Market Portfolio and Prime Money Market Portfolio, distributions from a Portfolio's investment company taxable income, if any, are taxable to its shareholders as ordinary income to the extent of the Portfolio's earnings and profits. Because each of the Portfolios' net investment income is derived from interest rather than dividends, no portion of the distributions thereof is eligible for the dividends-received deduction allowed to corporate shareholders or to be taxed at capital gain rates as qualified dividend income.

BOND PORTFOLIOS: Each Bond Portfolio may acquire zero coupon securities issued with original issue discount. As a holder of those securities, a Portfolio must take into account the original issue discount that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Because each Portfolio must distribute annually substantially all of its investment company taxable income and net tax-exempt income, including any original issue discount, to satisfy the distribution requirements for RICs under the Code and (except with respect to tax-exempt income) avoid imposition of the Excise Tax, a Portfolio may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Portfolio's cash assets or from the proceeds of sales of portfolio securities, if necessary. A Portfolio may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

TAX-EXEMPT PORTFOLIO AND MUNICIPAL BOND PORTFOLIO: Each of these Portfolios will be able to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is excludable from gross income under Section 103(a) of the Code; both Portfolios intend to continue to satisfy this requirement. Distributions that a Portfolio properly designates as exempt-interest dividends are treated by its shareholders as interest excludable from their gross income for federal income tax purposes but may be tax preference items for purposes of the Alternative Minimum Tax ("AMT"). If the aggregate exempt interest dividends exceed a Portfolio's net tax-exempt income, then only a portion of the excess dividend will be excludable from the shareholders' gross income. The shareholders' treatment of dividends from a Portfolio under state and local income tax laws may differ from the treatment thereof under the Code. In order to qualify to pay exempt-interest dividends, each Portfolio may be limited in its ability to engage in taxable transactions such as repurchase agreements, options and futures strategies and portfolio securities lending.

Tax-exempt interest attributable to certain "private activity bonds" ("PABs") (including, in the case of a RIC receiving interest on those bonds, a proportionate part of the exempt-interest dividends paid by the RIC) is a tax preference item for AMT purposes. Furthermore, even interest on tax-exempt securities held by a Portfolio that are not PABs, which interest otherwise would not be a tax preference item, nevertheless may be indirectly subject to the AMT in the hands of corporate shareholders when distributed to them by the Portfolio. Generally, PABs are issued by or on behalf of public authorities to finance various privately operated facilities. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds or PABs should consult their tax advisors before purchasing a Portfolio's shares. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of such bonds.

Individuals who receive Social Security and railroad retirement benefits may be required to include up to 85% of such benefits in taxable income if their modified adjusted gross income (including income from tax-exempt sources such as the Tax-Exempt and Municipal Bond Portfolios) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from each Portfolio still are tax-exempt to the extent described in the prospectus; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

The Municipal Bond Portfolio may invest in municipal bonds that are purchased with "market discount." For these purposes, market discount is the amount by which a bond's purchase price is exceeded by its stated redemption price at maturity or, in the case of a bond that was issued with original issue discount ("OID"), the sum of its issue price plus accrued OID, except that market discount that is less than the product of (1) 1/4 of 1% of the redemption price at maturity multiplied by (2) the number of complete years to maturity after the taxpayer acquired the bond is disregarded. Market discount generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. Gain on the disposition of such a bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. In lieu of treating the disposition gain as above, the Municipal Bond

Portfolio may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

The Tax-Exempt and Municipal Bond Portfolios inform shareholders within 60 days after their fiscal year-end of the percentage of its income distributions designated as exempt-interest dividends. The percentage is applied uniformly to all distributions made during the year, so the percentage designated as tax-exempt for any particular distribution may be substantially different from the percentage of a Portfolio's income that was tax-exempt during the period covered by the distribution.

SHORT/INTERMEDIATE BOND PORTFOLIO, BROAD MARKET BOND AND SHORT-TERM INCOME
PORTFOLIO: Interest and dividends received by the Short/Intermediate Bond Portfolio and the Broad Market Bond Portfolio, and gains realized thereby, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on their securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

EQUITY PORTFOLIOS: It is anticipated that all or a portion of the dividends from the net investment income of each Equity Portfolio will qualify for the dividends-received deduction allowed to corporations. Corporate shareholders of these Portfolios are generally entitled to take the dividends received deduction with respect to all or a portion of the ordinary income dividends paid, to the extent of the Portfolio's qualifying dividend income. The qualifying portion may not exceed the aggregate dividends received by the Portfolio from taxable U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the AMT. Moreover, the dividends-received deduction will be reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed and will be eliminated if those shares are deemed to have been held for less than 46 days. Distributions of net short-term capital gain and net capital gain are not eligible for the dividends-received deduction. Individual shareholders who receive qualified dividend income will be taxed on such qualified dividend income at long term capital gain rates. Qualified dividend income generally means dividend income received from (i) a domestic corporation or (ii) from certain foreign corporations.

Each Equity Portfolio will inform shareholders within 60 days after their fiscal year-end of the percentage of its dividends designated as (i) qualifying for the dividends received deduction or (ii) qualified dividend income taxable as net capital gain.

FOREIGN SECURITIES. Dividends and interest received, and gains realized, by the Small Cap Core Portfolio may be subject to income, withholding or other taxes imposed by foreign countries or U.S. possessions (collectively, "foreign taxes") that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

If more than 50% of the value of the Small Cap Core Portfolio's total assets at the close of its taxable year consists of securities of foreign corporations, the Portfolio will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to benefit from any foreign tax credit or deduction that is available with respect to foreign taxes paid by the Portfolio. If the election is made, the Portfolio will treat those taxes as dividends paid to its shareholders and each shareholder (1) will be required to include in gross income, and treat as paid by the shareholder, a proportionate share of those taxes, (2) will be required to treat that share of those taxes and of any dividend paid by the Portfolio that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources and (3) may either deduct the taxes deemed paid by the shareholder in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. The Portfolio will report to its shareholders within 60 days after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions, as well as the amount of foreign taxes that are not allocable as a credit, if it makes this election. If the Portfolio makes this election, individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

The Small Cap Core Portfolio may invest in the stock of passive foreign investment companies ("PFICs"). A PFIC is a foreign corporation - other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which the Portfolio is a U.S. shareholder - that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Portfolio acquires stock in a PFIC and holds the stock beyond the end of the year of acquisition, the Portfolio will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. In general, an excess distribution is the excess (if any) of (i) the amount of distributions received by a PFIC stockholder during the taxable year; over (ii) 125% of the average amount received during the preceding three years (or, if shorter, the holding period). The balance of the PFIC income will be included in the Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

If the Small Cap Core Portfolio invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain, even if they are not distributed to the Portfolio by the QEF; those amounts most likely would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. It may be very difficult, if not impossible, to make this election because of certain requirements thereof.

The Small Cap Core Portfolio may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over the Portfolio's adjusted basis therein as of the end of that year. Pursuant to the election, the Portfolios also will be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Portfolios for prior taxable years. A Portfolio's adjusted basis in each PFIC's stock subject to the election will be adjusted to reflect the amounts of income included and deductions taken thereunder. Under the PFIC rules, mark to market gains are treated as an excess distribution (as ordinary income).

HEDGING TRANSACTIONS. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of the gains and losses a Portfolio realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations) and gains from options, futures and foreign currency contracts derived by a Portfolio with respect to its business of investing in securities qualify as permissible income under the source of income requirement.

SECTION 1256 CONTRACTS. Futures and foreign currency forward contracts and certain options that are subject to Section 1256 of the Code (other than such contracts that are part of a "mixed straddle" with respect to which a Portfolio has made an election not to have the following rules apply) ("Section 1256 Contracts") and that are held by a Portfolio at the end of its taxable year generally will be "marked-to-market" (that is, deemed to have been sold for their market value) for federal income tax purposes. The net gain or loss, if any, resulting from such deemed sales, together with any gain or loss resulting from actual sales of Section 1256 contracts, must be taken into account by the Portfolio in computing its taxable income for such year. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss (which when distributed to shareholders is taxed as ordinary income). Gains and losses from certain foreign currency transactions will be treated as ordinary income and losses. See Section 988 below. In case of overlap between Sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss.

CODE SECTION 988. Section 988 of the Code may apply to forward currency contracts and options on foreign currencies. Under Section 988 of the Code, gains and losses of the Portfolio on the acquisition and disposition of foreign currency (e.g. the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under Section 988, foreign currency gains or losses on the disposition of debt securities denominated in a foreign currency attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.

SHORT SALES. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Portfolio's hands. Except in certain situations, special rules would generally treat the gains on short sales as short-term capital gains and would terminate the running of the holding period of "substantially identical property" held by the Portfolio. Moreover, a loss on a short sale will be treated as a long-term loss if, on the date of the short sale, "substantially identical property" held by the Portfolio has a long-term holding period.

STRADDLES. Code Section 1092 (dealing with straddles) also may affect the taxation of options, futures and forward contracts in which a Portfolio may invest. Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options, futures and forward contracts are personal property. Under Section 1092, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle.
Section 1092 also provides certain "wash sale" rules (see above), which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Portfolio makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Portfolio of straddle transactions are not entirely clear.

CONSTRUCTIVE SALE. If a Portfolio has an "appreciated financial position" - generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a "constructive sale" of the same or substantially similar property, the Portfolio will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by a Portfolio or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

The foregoing federal tax discussion is a summary included for general informational purposes only. Each shareholder is advised to consult his/her own tax advisor with respect to the specific tax consequences of an investment in a Portfolio, including the effect and applicability of state, local, foreign and other tax laws and the possible effects of changes in federal or other tax laws.

Shortly after the end of each year, PFPC calculates the federal income tax status of all distributions made during the year. In addition to federal income tax, shareholders may be subject to state and local taxes on distributions from a Portfolio. Shareholders should consult their tax advisors regarding specific questions relating to federal, state and local taxes.

                              FINANCIAL STATEMENTS

Audited financial statements and financial highlights of the Wilmington Premier Money Market, Prime Money Market, U.S. Government, Tax-Exempt, Short/Intermediate Bond, Broad Market Bond, Municipal Bond, Short-Term Income, Large Cap Core, Small Cap Core, Large Cap Growth and Large Cap Value Portfolios for the fiscal year ended June 30, 2004, are set forth in the Annual Reports to shareholders, including the notes thereto and the reports of _______________ thereon. Unaudited financial statements and financial highlights of these Portfolios for the period ended December 31, 2004 are set forth in the Semi-annual Reports to shareholders, including the notes thereto. The Annual and Semi-annual Reports are incorporated herein by reference.

                                   APPENDIX A

            OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES

REGULATION OF THE USE OF OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. As discussed in the prospectus, the investment adviser of each Portfolio may engage in certain options, futures and forward currency contract strategies for certain bona fide hedging, risk management or other portfolio management purposes. Certain special characteristics of and risks associated with using these strategies are discussed below. Use of options, futures and forward currency contracts is subject to applicable regulations and/or interpretations of the SEC and the several options and futures exchanges upon which these instruments may be traded. The Board of Trustees has adopted investment guidelines (described below) reflecting these regulations.

In addition to the products, strategies and risks described below and in the prospectus, the investment adviser expects to discover additional opportunities in connection with options, futures and forward currency contracts. These new opportunities may become available as new techniques develop, as regulatory authorities broaden the range of permitted transactions and as new options, futures and forward currency contracts are developed. These opportunities may be utilized to the extent they are consistent with each Portfolio's investment objective and limitations and permitted by applicable regulatory authorities. The registration statement for the Portfolios will be supplemented to the extent that new products and strategies involve materially different risks than those described below and in the prospectus.

COVER REQUIREMENTS. No Portfolio will use leverage in their options, futures, and in the case of the Short-Term Income Portfolio, forward currency. Accordingly, each Portfolio will comply with guidelines established by the SEC with respect to coverage of these strategies by either (1) setting aside cash or liquid, unencumbered, daily marked-to-market securities in one or more segregated accounts with the custodian in the prescribed amount; or (2) holding securities or other options or futures contracts whose values are expected to offset ("cover") their obligations thereunder. Securities, currencies, or other options or futures contracts used for cover cannot be sold or closed out while these strategies are outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover involving a large percentage of a Portfolio's assets could impede portfolio management, or a Portfolio's ability to meet redemption requests or other current obligations.

OPTIONS STRATEGIES. A Portfolio may purchase and write (sell) only those options on securities and securities indices that are traded on U.S. exchanges. Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange, on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction.

Each Portfolio may purchase call options on securities in which it is authorized to invest in order to fix the cost of a future purchase. Call options also may be used as a means of enhancing returns by, for example, participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to a Portfolio to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and a Portfolio either sells or exercises the option, any profit eventually realized would be reduced by the premium paid.

Each Portfolio may purchase put options on securities that it holds in order to hedge against a decline in the market value of the securities held or to enhance return. The put option enables a Portfolio to sell the underlying security at the predetermined exercise price; thus, the potential for loss to a Portfolio below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit a Portfolio realizes on the sale of the security is reduced by the premium paid for the put option less any amount for which the put option may be sold.

Each Portfolio may on certain occasions wish to hedge against a decline in the market value of securities that it holds at a time when put options on those particular securities are not available for purchase. At those times, a Portfolio may purchase a put option on other carefully selected securities in which it is authorized to invest, the values of which historically have a high degree of positive correlation to the value of the securities actually held. If the investment adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the securities being hedged. However, the correlation between the two values may not be as close in these transactions as in transactions in which a Portfolio purchases a put option on a security that it holds. If the value of the securities underlying the put option falls below the value of the portfolio securities, the put option may not provide complete protection against a decline in the value of the portfolio securities.

Each Portfolio may write covered call options on securities in which it is authorized to invest for hedging purposes or to increase return in the form of premiums received from the purchasers of the options. A call option gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the exercise price during the option period. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by a Portfolio declines, the amount of the decline will be offset wholly or in part by the amount of the premium received by a Portfolio. If, however, there is an increase in the market price of the underlying security and the option is exercised, a Portfolio will be obligated to sell the security at less than its market value.

Each Portfolio may also write covered put options on securities in which it is authorized to invest. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. If the put option is not exercised, a Portfolio will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying securities would decline below the exercise price less the premiums received, in which case a Portfolio would expect to suffer a loss.

Each Portfolio may purchase put and call options and write covered put and call options on indices in much the same manner as the more traditional options discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. An index assigns values to the securities included in the index and fluctuates with changes in such values. Settlements of index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of an index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities in which a Portfolio invests. Perfect correlation is not possible because the securities held or to be acquired by a Portfolio will not exactly match the composition of indices on which options are purchased or written.

Each Portfolio may purchase and write covered straddles on securities or indices. A long straddle is a combination of a call and a put purchased on the same security where the exercise price of the put is less than or equal to the exercise price on the call. A Portfolio would enter into a long straddle when the investment adviser believes that it is likely that prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and a put written on the same security where the exercise price on the put is less than or equal to the exercise price of the call where the same issue of the security is considered "cover" for both the put and the call. A Portfolio would enter into a short straddle when the investment adviser believes that it is unlikely that prices will be as volatile during the term of the options as is implied by the option pricing. In such case, a Portfolio will earmark or segregate cash and/or liquid, unencumbered securities in an account with its custodian equivalent in value to the amount, if any, by which the put is "in-the-money," that is, that amount by which the exercise price of the put exceeds the current market value of the underlying security. Because straddles involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Each Portfolio may purchase put and call warrants with values that vary depending on the change in the value of one or more specified indices ("index warrants"). An index warrant is usually issued by a bank or other financial institution and gives a Portfolio the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer of the warrant based on the value of the underlying index at the time of exercise. In general, if a Portfolio holds a call warrant and the value of the underlying index rises above the exercise price of the warrant, a Portfolio will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if a Portfolio holds a put warrant and the value of the underlying index falls, a Portfolio will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. A Portfolio holding a call warrant would not be entitled to any payments from the issuer at any time when the exercise price is greater than the value of the underlying index; a Portfolio holding a put warrant would not be entitled to any payments when the exercise price is less than the value of the underlying index. If a Portfolio does not exercise an index warrant prior to its expiration, then a Portfolio loses the amount of the purchase price that it paid for the warrant.

Each Portfolio will normally use index warrants as it may use index options. The risks of a Portfolio's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit a Portfolio's ability to exercise the warrants at any time or in any quantity.

OPTIONS GUIDELINES. In view of the risks involved in using the options strategies described above, each Portfolio has adopted the following investment guidelines to govern its use of such strategies; these guidelines may be modified by the Board of Trustees without shareholder approval:

          (1) each Portfolio will write only covered options, and each such option will remain covered so long as a Portfolio is obligated thereby; and

          (2) no Portfolio will write options (whether on securities or securities indices) if aggregate exercise prices of previous written outstanding options, together with the value of assets used to cover all outstanding positions, would exceed 25% of its total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. A Portfolio may effectively terminate its right or obligation under an option by entering into a closing transaction. If a Portfolio wishes to terminate its obligation to purchase or sell securities under a put or a call option it has written, a Portfolio may purchase a put or a call option of the same series (that is, an option identical in its terms to the option previously written). This is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities under a call or put option it has purchased, a Portfolio may sell an option of the same series as the option held. This is known as a closing sale transaction. Closing transactions essentially permit a Portfolio to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. If a Portfolio is unable to effect a closing purchase transaction with respect to options it has acquired, the Portfolio will have to allow the options to expire without recovering all or a portion of the option premiums paid. If a Portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, a Portfolio will not be able to sell the underlying securities or dispose of assets used as cover until the options expire or are exercised, and a Portfolio may experience material losses due to losses on the option transaction itself and in the covering securities.

In considering the use of options to enhance returns or for hedging purposes, particular note should be taken of the following:

          (1) The value of an option position will reflect, among other things, the current market price of the underlying security or index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, and general market conditions. For this reason, the successful use of options depends upon the investment adviser's ability to forecast the direction of price fluctuations in the underlying securities markets or, in the case of index options, fluctuations in the market sector represented by the selected index.

          (2) Options normally have expiration dates of up to three years. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. The exercise price of the options may be below, equal to or above the current market value of the underlying security or index. Purchased options that expire unexercised have no value. Unless an option purchased by a Portfolio is exercised or unless a closing transaction is effected with respect to that position, a Portfolio will realize a loss in the amount of the premium paid and any transaction costs.

          (3) A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Although a Portfolio intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. A liquid market may be absent if: (i) there is insufficient trading interest in the option; (ii) the exchange has imposed restrictions on trading, such as trading halts, trading suspensions or daily price limits;
          (iii) normal exchange operations have been disrupted; or (iv) the exchange has inadequate facilities to handle current trading volume.

          (4) With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security. Index options are settled exclusively in cash for the net amount, if any, by which the option is "in-the-money" (where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. If a Portfolio writes a call option on an index, a Portfolio will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the call option itself and thus will not know the amount of cash payable upon settlement. If a Portfolio holds an index option and exercises it before the closing index value for that day is available, a Portfolio runs the risk that the level of the underlying index may subsequently change.

          (5) A Portfolio's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs; however, a Portfolio also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

FUTURES AND RELATED OPTIONS STRATEGIES. Each Portfolio may engage in futures strategies for certain non-trading bona fide hedging, risk management and portfolio management purposes.

Each Portfolio may sell securities index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of a Portfolio's securities holdings. To the extent that a portion of a Portfolio's holdings correlate with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if a Portfolio correctly anticipates a general market decline and sells index futures to hedge against this risk, the gain in the futures position should offset some or all of the decline in the value of a Portfolio's holdings. A Portfolio may purchase index futures contracts if a significant market or market sector advance is anticipated. Such a purchase of a futures contract would serve as a temporary substitute for the purchase of the underlying securities, which may then be purchased, in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that a Portfolio intends to purchase. A rise in the price of the securities should be in part or wholly offset by gains in the futures position.

As in the case of a purchase of an index futures contract, a Portfolio may purchase a call option on an index futures contract to hedge against a market advance in securities that a Portfolio plans to acquire at a future date. A Portfolio may write covered put options on index futures as a partial anticipatory hedge, and may write covered call options on index futures as a partial hedge against a decline in the prices of securities held by a Portfolio. This is analogous to writing covered call options on securities. A Portfolio also may purchase put options on index futures contracts. The purchase of put options on index futures contracts is analogous to the purchase of protective put options on individual securities where a level of protection is sought below which no additional economic loss would be incurred by a Portfolio.

FUTURES AND RELATED OPTIONS GUIDELINES. In view of the risks involved in using the futures strategies that are described above, each Portfolio has adopted the following investment guidelines to govern its use of such strategies. The Board of Trustees may modify these guidelines without shareholder vote.

          (1) Each Portfolio will engage only in covered futures transactions, and each such transaction will remain covered so long as a Portfolio is obligated thereby.

          (2) No Portfolio will write options on futures contracts if aggregate exercise prices of previously written outstanding options (whether on securities or securities indices), together with the value of assets used to cover all outstanding futures positions, would exceed 25% of its total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF FUTURES AND RELATED OPTIONS TRADING. No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, a Portfolio is required to deposit with its custodian, in a segregated account in the name of the futures broker through whom the transaction is effected, or earmark an amount of cash, U.S. Government securities or other liquid instruments generally equal to 10% or less of the contract value. This amount is known as "initial margin." When writing a call or a put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not involve borrowing to finance the futures transactions. Rather, initial margin on a futures contract is in the nature of a performance bond or good-faith deposit on the contract that is returned to a Portfolio upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Portfolio may be required by a futures exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures or options position varies, a process known as "marking to market." For example, when a Portfolio purchases a contract and the value of the contract rises, a Portfolio receives from the broker a variation margin payment equal to that increase in value. Conversely, if the value of the futures position declines, a Portfolio is required to make a variation margin payment to the broker equal to the decline in value. Variation margin does not involve borrowing to finance the futures transaction, but rather represents a daily settlement of a Portfolio's obligations to or from a clearing organization.

Buyers and sellers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing an offsetting contract or option. Futures contracts or options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures contracts or options.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for a Portfolio to close a position and, in the event of adverse price movements, a Portfolio would have to make daily cash payments of variation margin (except in the case of purchased options). However, if futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

In considering a Portfolio's use of futures contracts and related options, particular note should be taken of the following:

          (1) Successful use by a Portfolio of futures contracts and related options will depend upon the investment adviser's ability to predict movements in the direction of the securities markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not only to the current price level of the underlying securities, but also to anticipated price levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract will not correlate with the movements in the prices of the securities being hedged. For example, if the price of an index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, the advantage may be partially offset by losses in the futures position. In addition, if a Portfolio has insufficient cash, it may have to sell assets to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect a rising market.

          Consequently, a Portfolio may need to sell assets at a time when such sales are disadvantageous to a Portfolio. If the price of the futures contract moves more than the price of the underlying securities, a Portfolio will experience either a loss or a gain on the futures contract that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.

          (2) In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures position and the securities being hedged, movements in the prices of futures contracts may not correlate perfectly with movements in the prices of the hedged securities due to price distortions in the futures market. There may be several reasons unrelated to the value of the underlying securities that cause this situation to occur. First, as noted above, all participants in the futures market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities and the futures markets may occur. Second, because the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market. Such speculative activity in the futures market also may cause temporary price distortions. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts over the short term. In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

          (3) Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although each Portfolio intends to purchase and sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, a Portfolio would continue to be required to make variation margin payments.

          (4) Like options on securities, options on futures contracts have limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that such markets for all options on futures contracts will develop.

          (5) Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when a Portfolio purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Portfolio when the use of a futures contract would not, such as when there is no movement in the level of the underlying index value or the securities or currencies being hedged.

          (6) As is the case with options, a Portfolio's activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions. However, a Portfolio also may save on commissions by using futures contracts or options thereon as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

HEDGING STRATEGIES. The Short-Term Income Portfolio's investment adviser may use forward currency contracts, options and futures contracts and related options to attempt to hedge securities held by the Short-Term Income Portfolio. There can be no assurance that such efforts will succeed. Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investment.

The Short-Term Income Portfolio may enter into forward currency contracts either with respect to specific transactions or with respect to the Portfolio's positions. When the investment adviser believes that a particular currency may decline compared to the U.S. dollar, a Portfolio may enter into a forward contract to sell the currency that the sub-adviser expects to decline in an amount approximating the value of some or all of a Portfolio securities denominated in that currency. Such contracts may only involve the sale of a foreign currency against the U.S. dollar. In addition, when a Portfolio anticipates purchasing or selling a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which a currency exchange transaction related to the purchase or sale will be made.

The Short-Term Income Portfolio also may sell (write) and purchase put and call options and futures contracts and related options on foreign currencies to hedge against movements in exchange rates relative to the U.S. dollar. In addition, the Short-Term Income Portfolio may write and purchase put and call options on securities and stock indices to hedge against the risk of fluctuations in the prices of securities held by the Short-Term Income Portfolio or which the investment adviser intends to include in the portfolio. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. A Portfolio also may sell and purchase stock index futures contracts and related options to protect against a general stock market decline that could adversely affect a Portfolio's securities or to hedge against a general stock market or market sector advance to lessen the cost of future securities acquisitions. The Short-Term Income Portfolio may use interest rate futures contracts and related options thereon to hedge the debt portion of its portfolio against changes in the general level of interest rates.

The Short-Term Income Portfolio will not enter into an options, futures or forward currency contract transaction that exposes the Short-Term Income Portfolio to an obligation to another party unless a Portfolio either (i) owns an offsetting ("covered") position in securities, currencies, options, futures or forward currency contracts or (ii) has cash, receivables and liquid securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (i) above.

SPECIAL RISKS RELATED TO FOREIGN CURRENCY OPTIONS AND FUTURES CONTRACTS

Options and futures contracts on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. The value of a foreign currency option or futures contract depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of a Portfolio's position in a foreign currency option or currency contract may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options or futures transactions, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (that is, less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options or futures markets until they reopen.

As with other options and futures positions, the Short-Term Income Portfolio's ability to establish and close out such positions in foreign currencies is subject to the maintenance of a liquid secondary market. Trading of some such positions is relatively new. Although the Short-Term Income Portfolio will not purchase or write such positions unless and until, in the investment adviser's opinion, the market for them has developed sufficiently to ensure that the risks in connection with such positions are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option or futures contract at any specific time. Moreover, no Portfolio will enter into OTC options that are illiquid if, as a result, more than 15% of its net assets would be invested in illiquid securities.

Settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, the Short-Term Income Portfolio must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents, and it may be required to pay any fees, taxes and charges associated with such delivery that are assessed in the issuing country.

SWAP AGREEMENTS. The Short-Term Income Portfolio may enter into swaps relating to indices, currencies, interest rates, and equity interests. A swap transaction is an agreement between the Short-Term Income Portfolio and a counter party to act in accordance with the terms of the swap contract. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Index swaps involve the exchange by the Short-Term Income Portfolio with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock.

The Short-Term Income Portfolio may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Short-Term Income Portfolio anticipates purchasing at a later date. Swaps have special risks including possible default by the counter party to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

SPECIAL RISKS RELATED TO SWAP AGREEMENTS. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Short-Term Income Portfolio is contractually obligated to make or receive. If the counter party to a swap defaults, a Portfolio's risk of loss consists of the net amount of payments that a Portfolio is contractually entitled to receive. A Portfolio will segregate an amount of cash or other liquid securities having a value equal to the accrued excess of its obligations over entitlements with respect to each swap on a daily basis.

Whether the use of swap agreements will be successful in furthering a Portfolio's investment objective will depend on the investment adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Certain swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter party. A Portfolios will minimize this risk by entering into agreements that mark to market no less frequently than quarterly. In addition, a Portfolio will enter into swap agreements only with counter parties that would be eligible for consideration as repurchase agreement counter parties under a Portfolio's repurchase agreement guidelines. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

                                   APPENDIX B

                             DESCRIPTION OF RATINGS

Moody's, S&P and Fitch are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody's, S&P and Fitch to the securities in which the Portfolios may invest is discussed below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. The investment advisers and sub-advisers attempt to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Portfolio. In that event, an investment adviser will consider whether it is in the best interest of a Portfolio to continue to hold the securities.

                                 MOODY'S RATINGS

CORPORATE AND MUNICIPAL BONDS.

Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than the Aaa securities.

A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds that are rated Ba offer questionable financial security. Often the ability of these entities to meet obligations may be moderate and not well safeguarded in the future.

"Ba," "B," "Caa," "Ca," and "C": Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

Con. (-) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

(P): When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

CORPORATE AND MUNICIPAL COMMERCIAL PAPER. The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

          -    Leading market positions in well-established industries.

          -    High rates of return on funds employed.

          - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          - Well-established access to a range of financial markets and assured sources of alternate liquidity.

MUNICIPAL NOTES. The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2" and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable-rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing. Notes rated "MIG 2" or "VMIG 2" are of high quality, with margins of protection that are ample although not so large as in the preceding group. Notes rated "MIG 3" or "VMIG 3" are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well established.

                                  S&P RATINGS

CORPORATE AND MUNICIPAL BONDS.

AAA: Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay interest and repay principal.

AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

"BB," "B," "CCC," "CC" and "C": Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

"BB": Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

"B": Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

"CCC": Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

"CC": This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

"C": This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

"CI": This rating is reserved for income bonds on which no interest is being paid.

"D": Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

CORPORATE AND MUNICIPAL COMMERCIAL PAPER. The "A-1" rating for corporate and municipal commercial paper indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be rated "A-1+."

MUNICIPAL NOTES. The "SP-1" rating reflects a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be rated "SP-1+." The "SP-2" rating reflects a satisfactory capacity to pay principal and interest.

                                  FITCH RATINGS

DESCRIPTION OF FITCH'S HIGHEST STATE AND MUNICIPAL NOTES RATING.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

F-1+: Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

BB: Issues assigned this rating indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not considered investment grade.

                                   APPENDIX C

                PROXY POLICIES, PROCEDURES, AND VOTING GUIDELINES

                           SPECIFIC TO WT MUTUAL FUND

                      RODNEY SQUARE MANAGEMENT CORPORATION

I.   INTRODUCTION

          On January 31, 2003, the Securities and Exchange Commission adopted a new rule and rule amendments under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), for certain registered investment advisers regarding adoption and disclosure of proxy voting policies and the preservation and disclosure of proxy voting records.

          New Rule 206(4)-6 under the Advisers Act provides that it will be a fraudulent, deceptive or manipulative act, practice, or course of business within the meaning of Section 206(4) of the Advisers Act for an investment adviser to exercise voting authority with respect to client securities unless the investment adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of clients. In addition, amendments to Rule 204-2 under the Advisers Act set forth new record-keeping requirements.

          This document has been developed in accordance with the new regulatory requirements for registered investment advisers who have implicit or explicit voting authority over client securities. For Rodney Square Management Corporation ("RSMC"), these Policies, Procedures, and Voting Guidelines are intended to form the basis for voting, recording and providing required disclosures to WT Mutual Fund (the "Fund"), RSMC's only advisory client.

          The Fund has adopted related policies and procedures to comply with similar new regulatory requirements under the Investment Company Act of 1940, as amended (the "Investment Company Act").

II.  PROXY VOTING DELEGATION

     A.   From the Fund to RSMC and Affiliate Investment Advisers:

          1. The Fund has numerous investment series, some of which are advised by RSMC, and others that are managed by different Investment Advisers who are affiliated with RSMC. In addition, portions of some investment series are managed by Sub-Advisers.

          2. The voting of proxies for securities held by the Fund has been delegated by the Board to RSMC and its affiliated Investment Advisers.

     B.   From RSMC to Wilmington Trust Company:

          1. Pursuant to a Services Agreement between RSMC and its affiliate, Wilmington Trust Company ("Wilmington Trust"), certain dual employees of RSMC and Wilmington Trust may be authorized to coordinate the casting of proxy votes on behalf of RSMC's clients, provided that the procedures and guidelines herein are followed by such individuals.

     C.   From RSMC to Sub-Advisers for the International Fund:

          1. An Investment Adviser may further delegate proxy voting responsibilities to one or more Sub-Advisers to a Portfolio if it is deemed that the Sub-Adviser(s) has the best level of expertise in a particular type of securities, or for other compelling reasons.

          2. Currently, RSMC has elected to delegate voting on behalf of the International Fund to the two Sub-Advisers currently managing portions of that series.

III. PROXY VOTING POLICIES AND PROCEDURES

     A.   General Policy Statement:

          1. Based on the premise that an issuer's Board of Directors can properly assess the best course for a company and will act in the best interests of the shareholders in pursuing maximum long-term value, proxies will generally be voted as recommended by the issuer's Board of Directors, except in cases where stockholder rights are substantially impaired, or as otherwise stated below.

          2. As new issues arise and trends develop, voting practices will be modified accordingly.

          3. Proxy voting for securities held by RSMC-advised series is conducted in accordance with Proxy Voting Guidelines set forth herein that Wilmington Trust has independently developed over time.

          4. An independent proxy service, Institutional Shareholder Services ("ISS"), provides the mechanism through which the proxies for securities held by RSMC-advised series are voted, but the voting of those proxies is directed by Wilmington Trust's proxy analyst and is entirely based on Wilmington Trust's Proxy Voting Guidelines.

          5. The proxy analyst conducts appropriate research based upon data gathered from the issuer's proxy documents, ISS research material, financial publications, and other sources.

     B.   Additions to and Deviations from Proxy Voting Guidelines:

          1. When a significant issue arises that is not addressed by Proxy Voting Guidelines currently in effect, the analyst brings it to the attention of Wilmington Trust's Securities Review Committee. The Committee determines how the proxy should be voted and such determinations may result in the adoption of a new voting guideline.

          2. If the proxy analyst perceives the presence of special circumstances that would warrant making an exception to a guideline, the analyst must refer the matter to the Securities Review Committee for final determination. The exception may then become the rule should the Committee decide that an existing guideline should be reversed in light of changing times and circumstances.

     C.   Conflicts of Interest:

          1. A potential conflict of interest may exist when RSMC or an affiliated entity has an interest that is reasonably likely to be affected by a proxy to be voted on behalf of the Fund and that could compromise RSMC's independence of judgment and action in voting the proxy in the best interests of the Fund's shareholders.

          2. In general, RSMC believes that consistently voting in accordance with the Proxy Voting Guidelines will address most anticipated conflicts of interest, as this process ensures that where there is a conflict of interest the proxy will be voted no differently than it would be voted in the absence of such conflict.

          3. Should RSMC deviate from the Proxy Voting Guidelines on a particular vote, then each matter being voted upon will be carefully assessed by the analyst and the Securities Review Committee to determine if a conflict of interest is present.

          4. In the event of a material conflict of interest, the Committee shall determine an appropriate resolution, which may include consultation with the Fund's management or Board of Trustees, analyses by independent third parties, or other means necessary to ensure and demonstrate that a proxy was voted in the best interests of Fund shareholders not affected by RSMC's or another party's conflict.

     D.   Written Analysis:

          1. Written analysis and related documentation must be retained to support (i) any conclusion as to how to cast votes with respect to changes to or deviation from current Proxy Voting Guidelines and/or (ii) the resolution of conflict of interest on a particular vote.

          2. This material should be preserved by RSMC, provided to the Fund, and maintained in the proxy voting files. However, public disclosure of such analysis is not required.

IV.  PROXY VOTING GUIDELINES AS OF FEBRUARY 20, 2004

     A.   RSMC will generally vote WITH AN ISSUER'S MANAGEMENT by voting:

          1.   For election of directors;

          2.   For appointment of auditors;

          3.   For uncontested mergers;

          4.   For proposals to establish a staggered board;

          5. For proposals to require that directors can be removed only for cause;

          6.   For proposals to increase authorized shares;

          7. For proposals to require supermajority vote for takeover-related events - provided there is a "fair price" provision., but we vote against management in the absence of such fair price provision.);

          8. For proposals to limit director liability and indemnify directors, if the proposal provides that directors would remain liable and would not be indemnified should it be determined that there was willful misconduct on their part. We do not vote in favor of indemnification if there is pending litigation against directors;

          9. For executive stock option plans, employee stock-purchase plans, and compensation-related proposals in general, except we vote against proposals to re-price options;

          10. For proposals from heretofore tax-exempt funds to remove limits on investments in securities that are not exempt from the federal alternative minimum tax;

          11. For proposals to reincorporate in tax havens like Bermuda and the Cayman Islands;

          12. As management recommends on proposals to eliminate or establish preemptive rights;

          13. As management recommends on proposals to eliminate or establish cumulative voting;

          14. Against shareholder proposals that the company not provide pension benefits to non-employee directors;

          15. Against shareholder proposals to require a shareholder vote on large issuances of voting shares to a single person or group;

          16.  Against shareholder proposals to require confidential voting;

          17. Against shareholder proposals that a majority of the Board be independent;

          18. Against shareholder proposals to subscribe to McBride Principles in Northern Ireland, or to cease doing business in countries with human rights violations.

          19.  Against shareholder proposals to limit "golden parachutes;"

          20. Against shareholder proposals to limit the money paid to the company's auditors for non-auditing services;

          21.  Against shareholder proposals to index options;

          22.  Against shareholder proposals to expense options; and

          23. With respect to mutual funds, we vote for proposals to allow mutual fund mergers to occur without shareholder vote being required, subject to the rules of the Investment Company Act of 1940.

     B.   RSMC will generally vote AGAINST AN ISSUER'S MANAGEMENT by voting:

          1. For shareholder proposals requesting that management rescind takeover-related rights plans, except we don't oppose the rights plan if it has a permitted bid provision and the provision is reasonable;

          2. For shareholder proposals to amend the by-laws of Delaware corporations to provide that they will no longer be governed by
               Section 203 of the Delaware General Corporation Law;

          3. For shareholder proposals to exclude abstentions when tabulating votes;

          4. Against proposals to establish a new class of common stock with magnified voting power;

          5. Against proposals to eliminate shareholder action by written consent;

          6. Against proposals to require that shareholder meetings can only be called by the Board of Directors. We favor provisions whereby special shareholder meetings can be called by an individual or group with at least ten percent voting power, and oppose proposals that would move the threshold away from ten percent - either higher or lower;

          7. Against proposals to authorize the Board to adopt, amend, or repeal the company's by-laws without shareholder vote;

          8. Against proposals to require more than a simple majority shareholder vote to remove directors for cause;

          9.   Against proposals to re-price options;

          10. With respect to British companies, we vote against proposals to disenfranchise shareholders who own more than a certain percentage of the outstanding stock and do not respond quickly enough to the company's request to disclose the size of their holdings;

          11. With respect to French companies, we vote against proposals to allow the Board to issue stock in response to a takeover offer; and

          12.  With respect to mutual funds, we vote

               a. against proposals to change a mutual fund's investment objective, unless there is an extremely compelling reason,

               b. against proposals to eliminate the requirement that changes in a mutual fund's investment objective be subject to shareholder vote,

               c. against proposals to change any of a mutual fund's investment policies in a manner that would be counter to the fund's investment objective, and

               d. if it is apparent that one of a mutual fund's investment policies could be changed in a manner that would be counter to the fund's investment objective, then we would vote against a proposal to eliminate the shareholder vote required to change that particular investment policy.

V.   PROXY VOTING RECORD-KEEPING

     A.   RSMC's Record-keeping Responsibilities under the Advisers Act:

          In compliance with the rule amendments that require advisers to maintain certain records relating to the proxy votes cast for clients, RSMC shall maintain the following records:

          1. Copies of all proxy voting policies, procedures, and voting guidelines;

          2. Copies of each proxy voting statement received regarding client securities;

          3.   Records of each vote cast;

          4. Copies of any documents created by RSMC that were material to making a decision on how to vote a proxy, or that memorialize the basis for such decision, including written consents from clients.

          5. Copies of all written client requests for proxy voting records and any written response from RSMC to any (written or oral) request for such information.

          6. RSMC shall keep its proxy voting books and records, including all of the above items, in an easily accessible place for five years (the first two years in an appropriate office of RSMC).

     B.   RSMC's Record-keeping Responsibilities under the Investment Company
          Act:

          1. RSMC shall maintain separate records of each proxy vote it casts on behalf of each series during the 12-month period ended June 30th of each year in the following format:

                  NAME OF THE ISSUER OF THE PORTFOLIO SECURITY

                EXCHANGE TICKER SYMBOL OF THE PORTFOLIO SECURITY
                            (IF REASONABLY AVAILABLE)

                     CUSIP NUMBER FOR THE PORTFOLIO SECURITY
                            (IF REASONABLY AVAILABLE)

                            SHAREHOLDER MEETING DATE

                     BRIEF SUMMARY OF EACH MATTER VOTED UPON

                WHETHER THE MATTER WAS PROPOSED BY THE ISSUER OR
                              BY A SECURITY HOLDER

              WHETHER RSMC VOTED A PORTFOLIO'S SHARES ON THE MATTER

              HOW THE VOTE WAS CAST - "FOR," "AGAINST," "ABSTAIN,"
                  OR "WITHHELD" REGARDING ELECTION OF DIRECTORS

                     WHETHER RSMC VOTED A PORTFOLIO'S SHARES
                     WITH OR AGAINST THE ISSUER'S MANAGEMENT

          2. RSMC will also support and coordinate all reporting and disclosure requirements.

          3. ISS or another third-party administrator maybe engaged to perform some or all of the activities described herein.

VI.  DISCLOSURE REQUIREMENTS

     A.   Disclosure of Proxy Voting Policies, Procedures, and Records:

          1. RSMC shall prepare a concise summary of this document for delivery to any client upon request.

          2. The summary should also indicate that a copy of the complete Proxy Policies, Procedures, and Voting Guidelines is available upon request by clients.

          3. RSMC shall also inform clients how to obtain information on how their securities were voted.

As approved and ratified by the Board of Trustees on September 28, 2004

                                 WT MUTUAL FUND

                 WILMINGTON LARGE CAP STRATEGIC ALLOCATION FUND
                  WILMINGTON MID CAP STRATEGIC ALLOCATION FUND
                 WILMINGTON SMALL CAP STRATEGIC ALLOCATION FUND
               WILMINGTON INTERNATIONAL STRATEGIC ALLOCATION FUND
                WILMINGTON REAL ESTATE STRATEGIC ALLOCATION FUND

                            1100 North Market Street
                           Wilmington, Delaware 19890

                       STATEMENT OF ADDITIONAL INFORMATION

                                  JULY 1, 2005

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Strategic Allocation Funds' current prospectus dated July 1, 2005, as amended from time to time. A copy of each current prospectus may be obtained without charge, by writing to Professional Funds Distributor, LLC (the "Distributor"), 760 Moore Road, King of Prussia, PA 19406 or by calling (800) 336-9970. A copy may also be obtained from certain institutions such as banks or broker-dealers that have entered into servicing agreements with the Distributor.

Audited financial statements for the funds for the fiscal year ended June 30, 2004 and unaudited financial statements for the six-month period ended December 31, 2004, included in their Annual and Semiannual Reports to shareholders, are incorporated into this SAI by reference. Each fund's annual and semi-annual reports to shareholders are available without charge by calling (800) 336-9970.

                                TABLE OF CONTENTS

GENERAL INFORMATION.......................................................     1
INVESTMENT POLICIES.......................................................     1
DISCLOSURE OF FUND HOLDINGS...............................................     7
INVESTMENT LIMITATIONS....................................................     8
TRUSTEES AND OFFICERS.....................................................    10
CODE OF ETHICS............................................................    18
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.......................    19
INVESTMENT ADVISORY AND OTHER SERVICES....................................    20
SUB-ADVISORY SERVICES.....................................................    21
PORTFOLIO MANAGERS........................................................
ADMINISTRATION AND ACCOUNTING SERVICES....................................    23
ADDITIONAL SERVICE PROVIDERS..............................................    24
DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN................................    24
BROKERAGE ALLOCATION AND OTHER PRACTICES..................................    25
CAPITAL STOCK AND OTHER SECURITIES........................................    27
PURCHASE, REDEMPTION AND PRICING OF SHARES................................    27
DIVIDENDS.................................................................    30
TAXATION OF THE FUNDS.....................................................    30
FINANCIAL STATEMENTS......................................................    34
APPENDIX A OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES......   A-1
APPENDIX B DESCRIPTION OF RATINGS.........................................   B-1
APPENDIX C PROXY POLICIES, PROCEDURES, AND VOTING GUIDELINES..............   C-1

                               GENERAL INFORMATION

WT Mutual Fund (the "Trust") was organized as a Delaware business trust on June 1, 1994. The Trust has established the following series described in this SAI: the Wilmington Large Cap Strategic Allocation Fund (the "Large Cap Fund"), the Wilmington Mid Cap Strategic Allocation Fund (the "Mid Cap Fund"), the Wilmington Small Cap Strategic Allocation Fund (the "Small Cap Fund" and collectively with the Large Cap Fund and Mid Cap Fund, the "Cap Funds"), the Wilmington International Strategic Allocation Fund (the "International Fund") and the Wilmington Real Estate Strategic Allocation Fund (the "Real Estate Fund" and together with the International Fund and the Cap Funds, the "Funds"). Each of these Funds issues Institutional and Investor Shares classes. In addition, the Strategic Funds issue a Service Shares class. Each Fund is a diversified, open-end management investment company.

Prior to July 1, 2005, the Trust and its series operated as feeder funds in a master-feeder structure pursuant to which each Fund invested in a corresponding "master series" of WT Investment Trust I, except in the case of the Cap Funds each of which invested in two master series in pursuit of its investment objective. Under those structures, the master series invested directly in investment securities.

                               INVESTMENT POLICIES

The following information supplements the information concerning each Fund's investment objective, policies and limitations found in the prospectus.

The investment objective of each of the Cap Funds is to achieve long-term capital appreciation.

The Large Cap Fund seeks to achieve its investment objective by investing at least 80% of its assets in equity securities of large cap companies. The Mid Cap Fund seeks to achieve its investment objective by investing at least 80% of its assets in equity securities of large cap companies. The Small Cap Fund seeks to achieve its investment objective by investing at least 80% of its assets in equity securities of small cap companies.

Each of the Cap Funds employs a multi manager strategy, relying on their investment adviser to determine the weightings amongst the sub-advisers who make the day-to-day investment decisions for the Cap Funds.

The investment objective for the International Fund is to seek superior long-term capital appreciation. The Fund seeks to achieve its investment objective by investing at least 85% of its assets in a diversified portfolio of equity (or related) securities of foreign issuers.

The investment objective of the Real Estate Fund is to achieve long-term growth of capital and high current income. The Fund seeks its investment objective by investing at least 80% of its net assets in securities of real estate and real estate-related companies.

The investment objectives and policies of the Cap Funds may be changed upon 60 days' written notice to shareholders. The investment objectives of the International Fund and the Real Estate Fund may not be changed without shareholder approval.

MONEY MARKET FUNDS. Each Fund may invest in the securities of money market mutual funds, within the limits prescribed by the Investment Company Act of 1940 (the "1940 Act"). (See "Investment Company Securities" below.)

U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Although all obligations of such agencies and instrumentalities are not direct obligations of the U.S. Treasury, the U.S. Government generally directly or indirectly backs payment of the interest and principal on these obligations. This support can range from securities supported by the full faith and credit of the United States (for example, Ginnie Mae securities) to securities that are supported solely or primarily by the creditworthiness of the issuer, such as securities of Fannie Mae, Freddie Mac, the Tennessee Valley Authority, Federal Farm Credit Banks and Federal Home Loan Banks. In the case of obligations not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

COMMERCIAL PAPER. Each Fund may invest in commercial paper. Commercial paper consists of short-term (up to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Funds may invest only in commercial paper rated A-1 or higher by S&P or Moody's or if not rated, determined by the investment adviser or sub-adviser to be of comparable quality.

BANK OBLIGATIONS. Each Fund may invest in U.S. dollar-denominated obligations of major banks, including certificates of deposit, time deposits and bankers' acceptances of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and of wholly owned banking subsidiaries of such foreign banks located in the United States.

Obligations of foreign branches of U.S. banks and U.S. branches of wholly owned subsidiaries of foreign banks may be general obligations of the parent bank, of the issuing branch or subsidiary, or both, or may be limited by the terms of a specific obligation or by government regulation. Because such obligations are issued by foreign entities, they are subject to the risks of foreign investing. A brief description of some typical types of bank obligations follows:

- BANKERS' ACCEPTANCES. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligation of both the bank and the drawer to pay the face amount of the instrument upon maturity.

- CERTIFICATES OF DEPOSIT. Certificates of Deposit are certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Variable rate certificates of deposit provide that the interest rate will fluctuate on designated dates based on changes in a designated base rate (such as the composite rate for certificates of deposit established by the Federal Reserve Bank of New
     York).

-    TIME DEPOSITS. Time deposits are bank deposits for fixed periods of time.

CONVERTIBLE SECURITIES. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, a Fund's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuers and any call provisions.

Each Fund may invest in convertible securities that are rated, at the time of purchase, in the three highest rating categories by a nationally recognized statistical rating organization ("NRSRO") such as Moody's or S&P, or if unrated, are determined by the investment adviser or a sub-adviser, as applicable, to be of comparable quality. Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality. Should the rating of a security be downgraded subsequent to a Fund's purchase of the security, the investment adviser or a sub-adviser, as applicable, will determine whether it is in the best interest of a Fund to retain the security.

DEBT SECURITIES. Debt securities represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.

DEPOSITARY RECEIPTS. American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

FOREIGN SECURITIES. The Funds may invest in foreign securities either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of foreign securities. (See "Depositary Receipts" above.) The International Fund invests primarily in foreign securities and the Real Estate Fund may invest up to 25% of its assets in foreign securities. Foreign securities include equity or debt securities issued by issuers outside the United States, and include securities in the form of ADRs and EDRs (see "Depositary Receipts"). Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the counter markets. Investing in foreign securities involves certain special risks and considerations that are not typically associated with investing in U.S. companies, including, but not limited to, (i) generally less liquid and less efficient securities markets, (ii) generally greater price volatility, (iii) exchange rate fluctuations and exchange controls, (iv) the imposition of restrictions on the expatriation of funds or other assets, (v) less publicly available information about issuers, (vi) the imposition of taxes (vii) higher transaction and custody costs, (viii) settlement delays and risk of loss, (ix) difficulties in enforcing contracts, (x) less liquidity and smaller market capitalizations, (xi) lesser regulation of securities markets, (xii) different accounting and disclosure standards, (xiii) governmental interference, (xiv) higher inflation, (xv) social, economic and political uncertainties, (xvi) the risk of expropriation of assets, (xvii) and the risk of war.

HEDGING STRATEGIES. Each Fund may engage in certain hedging strategies that involve options, and futures. These hedging strategies are described in detail in Appendix A.

ILLIQUID SECURITIES. Each Fund may invest no more than 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days at approximately the value at which they are being carried on a Fund's books. The Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to the investment adviser, pursuant to guidelines approved by the Board. The investment adviser will monitor the liquidity of securities held by a Fund and report periodically on such decisions to the Board. If the limitations on illiquid securities are exceeded, other than by a change in market values, the condition will be reported by the Fund's adviser or sub-adviser to the Board of Trustees.

INVESTMENT COMPANY SECURITIES AND EXCHANGE TRADED FUNDS. Each Fund may invest in investment company securities issued by open-end and closed-end investment companies, including exchange traded funds ("ETFs"). Such investments are subject to limitations prescribed by the 1940 Act unless an SEC exemption is applicable. These limitations currently provide, in part, that The Funds may not purchase shares of an investment company if (a) such a purchase would cause A Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause A Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of a Fund's total assets to be invested in the aggregate in all investment companies. As a shareholder in an investment company, a Fund would bear its pro rata portion of the investment company's expenses, including advisory fees, in addition to its own expenses. Although the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including iShares, registered investment companies are permitted to invest in iShares beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to iShares Funds, including that such investment companies enter into an agreement with iShares Funds. The Funds have entered into such an agreement.

MORTGAGE-BACKED SECURITIES. The Real Estate Fund may invest in mortgage-backed securities. Mortgage-backed securities are securities representing interests in a pool of mortgages secured by real estate property.

Ginnie Mae mortgage-backed securities are securities representing interests in pools of mortgage loans to residential home buyers made by lenders such as mortgage bankers, commercial banks and savings associations and are either guaranteed by the Federal Housing Administration or insured by the Department of Veterans Affairs. Timely payment of interest and principal on each mortgage loan is backed by the full faith and credit of the U.S. Government.

Fannie Mae and Freddie Mac both issue mortgage-backed securities that are similar to Ginnie Mae securities in that they represent interests in pools of mortgage loans. Fannie Mae guarantees timely payment of interest and principal on its certificates and Freddie Mac guarantees timely payment of interest and ultimate payment of principal. Freddie Mac also has a program under which it guarantees timely payment of scheduled principal as well as interest. Fannie Mae and Freddie Mac guarantees are backed only by those agencies and not by the full faith and credit of the U.S. Government. In the case of mortgage-backed securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient. This may occur even though the collateral is U.S. Government-backed.

Most mortgage-backed securities pass monthly payment of principal and interest through to the holder after deduction of a servicing fee. However, other payment arrangements are possible. Payments may be made to the holder on a different schedule than that on which payments are received from the borrower, including, but not limited to, weekly, bi-weekly and semiannually. The monthly principal and interest payments also are not always passed through to the holder on a pro rata basis. In the case of collateralized mortgage obligations ("CMOs"), the pool is divided into two or more tranches and special rules for the disbursement of principal and interest payments are established.

CMO residuals are derivative securities that generally represent interests in any excess cash flow remaining after making required payments of principal and interest to the holders of the CMOs described above. Yield to maturity on CMO residuals is extremely sensitive to prepayments. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual also will be extremely sensitive to the level of the index upon which interest rate adjustments are based.

Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities and may be issued by agencies or instrumentalities of the U.S. Government or by private mortgage lenders. SMBS usually are structured with two classes that receive different proportions of the interest and/or principal distributions on a pool of mortgage assets. A common type of SMBS will have one class of holders receiving all interest payments -- "interest only" or "IO" -- and another class of holders receiving the principal repayments -"principal only" or "PO." The yield to maturity of IO and PO classes is extremely sensitive to prepayments on the underlying mortgage assets.

Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and The Funds invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

SHORT SALES. In a short sale, a Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. A Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund will make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by a Fund or a security convertible into or exchangeable for such security, or when A Fund does not want to sell the security it owns, because it wishes to defer recognition of gain or loss for federal income tax purposes. In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns, either directly or indirectly, and, in the case where A Fund owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against a Fund's position in a convertible security, the anticipated fluctuation in the conversion premium is considered. The Funds may also make short sales to generate additional income from the investment of the cash proceeds of short sales. The Funds will only make short sales "against the box," meaning that at all times when a short position is open, A Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. To secure its obligation to deliver the securities sold short, A Fund will segregate with its custodian an equal amount to the securities sold short or securities convertible into or exchangeable for such securities. The Real Estate Fund may pledge no more than 10% of its total assets as collateral for short sales against the box.

OPTIONS ON SECURITIES AND SECURITIES INDICES. Each Fund may purchase call options on securities that the investment adviser or sub-adviser intends to include in a Fund in order to fix the cost of a future purchase or attempt to enhance return by, for example, participating in an anticipated increase in the value of a security. The Funds may purchase put options to hedge against a decline in the market value of securities held in A Fund or in an attempt to enhance return. The Funds may write (sell) put and covered call options on securities in which they are authorized to invest. The Funds may also purchase put and call options, and write put and covered call options on U.S. securities indices. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. Of the percentage of the total assets of a Fund that are invested in equity (or related) securities, A Fund may not invest more than 10% of such assets in covered call options on securities and/or options on securities indices.

REAL ESTATE COMPANIES. The Real Estate Fund will under normal market conditions invest at least 80% of its total assets securities (including, but not limited to common shares, preferred shares and convertible preferred shares) and debt securities issued by real estate companies, including REITs. A "Real Estate Company" is a company (i) that generally derives at least 50% of its revenue from the ownership, leasing, construction, financing, management or sale of commercial, industrial or residential real estate (or has at least 50% of its assets invested in such real estate) or (ii) whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages. As part of this policy, the Real Estate Fund may also invest in rights or warrants to purchase income-producing common and preferred shares of Real Estate Companies. Substantially all of the equity securities of Real Estate Companies in which the Real Estate Fund intends to invest are traded on a national securities exchange or in the over-the-counter markets. The Real Estate Fund may invest up to 20% of its total assets in U.S. Government obligations and other debt securities, including convertible debt securities, issued by Real Estate Companies.

REITS. The Real Estate Fund may invest all of its assets in equity and/or debt securities issued by REITs. A REIT is a Real Estate Company that pools investors' funds for investment primarily in income-producing real estate properties or in real estate related loans (such as mortgages) or other interests. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs.

Equity REITs generally invest a majority of their assets in income-producing real estate properties in order to generate cash flow from rental income and gradual asset appreciation. The income-producing real estate properties in which equity REITs invest typically include properties such as office, retail, industrial, hotel and apartment buildings and healthcare facilities. Equity REITs can realize capital gains by selling properties that have appreciated in value.

Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments on the mortgages.

Hybrid REITs combine the characteristics of both equity REITs and mortgage
REITs.

REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners. The Real Estate Fund may invest in both publicly and privately traded REITs.

REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements. A repurchase agreement is a transaction in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to a bank or dealer at an agreed upon date and price reflecting a market rate of interest, unrelated to the coupon rate or the maturity of the purchased security. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to A Fund if the other party to the repurchase agreement defaults), it is the policy of each Fund to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found satisfactory by the investment adviser. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of a Fund's investment limitations.

RESTRICTED SECURITIES. Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933 (the "1933 Act") or an exemption from registration. Each Fund is subject to an investment limitation on the purchase of illiquid securities. Restricted securities, including securities eligible for re-sale pursuant to Rule 144A under the 1933 Act, that are determined to be liquid are not subject to this limitation. This determination is to be made by the investment adviser or a sub-adviser pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the investment adviser or a sub-adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the investment adviser or a sub-adviser intends to purchase securities that are exempt from registration under Rule 144A.

SECURITIES LENDING. Each Fund may from time to time lend its portfolio securities pursuant to agreements that require that the loans be continuously secured by collateral equal to 100% of the market value of the loaned securities. Such collateral consists of cash, securities of the U.S. Government or its agencies, or any combination of cash and such securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for a Fund exceeds one-third of the value of a Fund's total assets taken at fair market value. A Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. Government securities. However, a Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities and even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the investment adviser to be of good standing and when, in the judgment of the investment adviser, the consideration that can be earned currently from such securities loans justifies the attendant risk. Either party upon reasonable notice to the other party may terminate any loan.

TEMPORARY DEFENSIVE POSITIONS. Each Fund may, without limit, invest in commercial paper and other money market instruments rated in one of the two highest rating categories by an NRSRO, in response to adverse market conditions, as a temporary defensive position. The result of this action may be that a Fund will be unable to achieve its investment objective.

PORTFOLIO TURNOVER. Portfolio turnover rates of the Funds for the twelve month periods ended June 30, 2004 and June 30, 2003 were:

                                                 Fiscal Year Ended June 30,
                                                 --------------------------
                                                         2004   2003
                                                         ----   ----
Wilmington Large Cap Strategic Allocation Fund            26%   N/A
Wilmington Mid Cap Strategic Allocation Fund              17%   N/A
Wilmington Small Cap Strategic Allocation Fund            20%   N/A
International Fund                                       129%   148%
Real Estate Fund                                          29%   N/A

                           DISCLOSURE OF FUND HOLDINGS

The Funds have policies and procedures in place regarding the disclosure of portfolio securities holdings of the Funds designed to allow disclosure of Fund holdings information where it is deemed appropriate for a Fund's operations or it is determined to be useful to a Fund's shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure of a Fund's holdings, a Fund will not provide or permit others to provide information about the Fund's holdings on a selective basis.

The Funds provide Fund holdings information as required in regulatory filings and shareholder reports, disclose Fund holdings information as required by federal or state securities laws, and may disclose Fund holdings information in response to requests by governmental authorities.

The Funds may, but are not required to, post the Fund's schedule of investments on a website at regular intervals or from time to time at the discretion of the Fund. Such schedule of investments must be as of a date at least 30 days prior to its posting on the website. In addition to its schedule of investments, a Fund may post information on a website about the number of securities the Fund holds, a summary schedule of investments, the Fund's top ten holdings, and a percentage breakdown of the Fund's investments by country, sector and industry. This additional information must be as of a date at least 30 days prior to its posting on a website, provided, however, that a top ten holdings list may be as of a date 7 days prior to its posting on the website. The day after any Fund holdings information becomes publicly available (by posting on the website or otherwise), it may be mailed, e-mailed or otherwise transmitted to any person.

The Fund may distribute or authorize the distribution of information about a Fund's holdings that is not publicly available (on a website or otherwise) to a Fund's or an investment adviser's employees and affiliates that provide services to the Fund. The Fund may also distribute or authorize the distribution of information about the Fund's holdings that is not publicly available (on a website or otherwise) to the Fund's service providers who require access to the information (i) in order to fulfill their contractual duties relating to the Fund; (ii) to facilitate the transition of a newly hired investment adviser or sub-adviser prior to the commencement of its duties; (iii) to facilitate the review of the Fund by a ranking or ratings agency; (iv) for the purpose of due diligence regarding a merger or acquisition; or (iv) for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of Fund assets and minimal impact on remaining shareholders of an affected Fund.

In order to mitigate conflicts between the interests of Fund shareholders, on the one hand, and those of the Portfolios' investment adviser, sub-adviser, or principal underwriter, or any affiliated person of the Funds, their investment advisers, sub-advisers, or its principal underwriter, on the other, the Trust's Chief Compliance Officer must approve and either the President or a Vice President of the Trust must approve a non-public disclosure of Fund holdings. The Trust's Chief Compliance Officer must report all arrangements to disclose Fund holdings information to the Trust's Board of Trustees on a quarterly basis, which will review such arrangements and terminate them if it determines such disclosure arrangements are not in the best interests of shareholders.

Before any non-public disclosure of information about a Fund's holdings, the Chief Compliance Officer will require the recipient of such non-public Fund holdings information to agree or provide proof of an existing duty to keep the information confidential and to agree not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in a Fund or any other security. The Trust may request certifications from senior officers of authorized recipients that the recipient is using the Fund holdings information only in a manner consistent with the Trust's policies and procedures and any applicable confidentiality agreement.

Under no circumstances may the Trust or an investment adviser or their affiliates receive any consideration or compensation for disclosing Fund holdings information.

Each of the following third parties have been approved to receive Fund holdings information: (i) the Trust's administrator and accounting agent; (ii) the Trust's independent public accounting firm, for use in providing audit opinions;
(iii) financial printers, solely for the purpose of preparing Trust reports or regulatory filings; (iv) the Trust's custodian in connection with its custody of the Trust's assets; (v) if applicable, a proxy voting service; and

(vi) the following data aggregators and ranking and ratings services: Lipper Analytical Services, Inc., Morningstar Inc., and Standard & Poors. Information may be provided to these parties at any time so long as each of these parties is contractually and ethically prohibited from sharing the Trust's Fund holdings information without specific authorization. The Trust's investment advisers and service providers will establish procedures to ensure that the Trust's Fund holdings information is only disclosed in accordance with these policies.

[INSERT LIST OF THOSE RECEIVING DISCLOSURE]

                             INVESTMENT LIMITATIONS

Except as otherwise provided, the Funds have adopted the investment limitations set forth below. If any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market value of a Fund's or a Fund's assets or redemptions of shares will not be considered a violation of a limitation.

Except as otherwise provided, the Funds have adopted the investment limitations set forth below. Limitations which are designated as fundamental policies may not be changed without the affirmative vote of the lesser of (i) 67% or more of the shares of a Fund present at a shareholders meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or
(ii) more than 50% of the outstanding shares of a Fund. If any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund's assets or redemptions of shares will not be considered a violation of the limitation.

The International Fund and the Real Estate Fund will not as a matter of fundamental policy:

1. purchase the securities of any one issuer, if as a result, more than 5% of a Fund's total assets would be invested in the securities of such issuer, or A Fund would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Fund may invest up to 25% of its total assets without regard to these limitations; (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (3) repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations;

2. purchase securities of any issuer if, as a result, more than 25% of a Fund's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided, that this limitation does not apply to debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and, with respect to the Real Estate Fund, this limitation does not apply to municipal securities. However, the Real Estate Fund may invest more than 25% of its total assets in the real estate industry and intends to be concentrated in the securities of domestic and foreign real estate and real estate related companies. For purposes of the Real Estate Fund' policy, real estate and real estate related companies consist of companies (i) that generally derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate (or has at least 50% of its assets invested in such real estate) or (ii) whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages.

3. borrow money, provided that a Fund may borrow money for temporary or emergency purposes, and then in an aggregate amount not in excess of 10% of a Fund's total assets;

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions;

5. underwrite any issue of securities, except to the extent that a Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate, provided (i) that a Fund each may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts, and (ii) that, with respect to the Real Estate Fund, investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Real Estate Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

7. purchase or sell physical commodities, provided that a Fund may invest in, purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other derivative financial instruments; or

8.   issue senior securities, except to the extent permitted by the 1940 Act.

The following non-fundamental policies apply to each of the International Fund and the Real Estate Fund unless otherwise indicated, and the Board of Trustees may change them without shareholder approval. The International Fund and the Real Estate Fund will not:

1. pledge, mortgage or hypothecate its assets except to secure indebtedness permitted to be incurred by a Fund, provided that the deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for future contracts are not deemed to be pledges or hypothecations for this purpose;

2.   make short sales of securities except short sales "against the box;"

3. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities;

4. purchase additional portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets; and

5. with respect to the Real Estate Fund only, borrow money in an amount greater than 33-1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Real Estate Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in response to adverse market conditions, or for cash management purposes.

When engaging in options, futures and forward currency contract strategies, a Fund will either: (1) set aside cash or liquid securities in a segregated account with the Fund's custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while he strategy is outstanding, unless they are replaced with similar assets.

The following non-fundamental policies apply to each Cap Fund unless otherwise indicated, and the Board of Trustees may change them without shareholder approval. Each Cap Fund will not:

1. purchase the securities of any one issuer, if as a result, more than 5% of a Fund's total assets would be invested in the securities of such issuer, or a Fund would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Fund may invest up to 25% of its total assets without regard to these limitations; (2) these limitations do not apply to securities issued or guaranteed by (a) the U.S. Government, its agencies or instrumentalities or (b) ETFs pursuant to an SEC exemptive order or other grant of relief from the limits of section 12(d)(i) of the 1940 Act; and (3) repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations;

2. invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to a Cap Fund's investment in a Fund. This restriction also does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities;

3. borrow money, provided that each Cap Fund may borrow money for temporary or emergency purposes, including the meeting of redemption requests, in amounts up to 33 1/3% its assets;

4. make loans of money or securities, except by entering into repurchase agreements. (For the purpose of this restriction, lending of portfolio securities by a Fund are not deemed to be loans);

5. underwrite any issue of securities, except to the extent that a Cap Fund or a Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate or interests therein, although each Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein, including real estate investment trusts;

7. purchase or sell physical commodities, provided that each Fund may purchase or write interest rate, and stock index futures contracts and related options thereon;

8. issue senior securities, except to the extent permitted by the 1940 Act, provided that each of the Cap Funds may borrow money subject to its investment limitation on borrowing and insofar as a Cap Fund may be deemed to have issued a senior security by reason of entering into repurchase agreements;

9. pledge, mortgage or hypothecate its assets except to secure indebtedness permitted to be incurred by a Cap Fund. (For the purpose of this restriction, the deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities by and collateral arrangements with respect to margin for future contracts by a Fund are not deemed to be pledges or hypothecations);

10.  make short sales of securities except short sales against the box;

11. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, provided that a Fund may make initial and variation margin deposits in connection with permitted transactions in options without violating this limitation; or

12. purchase securities if its outstanding borrowings exceed 5% of the value of its total assets

When engaging in options, futures and forward currency contract strategies, a Fund will either: (1) earmark or set aside cash or liquid securities in a segregated account with the custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.

                              TRUSTEES AND OFFICERS

The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under "Interested Trustees" below is an "interested person" of the investment adviser, or the Trust, within the meaning of the 1940 Act. Each person who is not an "interested person" of the Funds' investment adviser or the Trust within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below. The address of each Trustee as it relates to the Trust's business is 1100 North Market Street, Wilmington, DE 19890.

                                                                                            NUMBER OF FUNDS
                                             TERM OF OFFICE AND                             IN FUND COMPLEX
       NAME AND           POSITION(S) HELD     LENGTH OF TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN BY     OTHER DIRECTORSHIPS
     DATE OF BIRTH           WITH FUND             SERVED          DURING PAST FIVE YEARS       TRUSTEE         HELD BY TRUSTEE
----------------------   -----------------   ------------------   -----------------------   ---------------   -------------------
                                                       INTERESTED TRUSTEES

ROBERT J. CHRISTIAN(1)   Trustee,            Shall serve until    Executive Vice                   25         Wilmington Low
Date of Birth: 2/49      President, Chief    death, resignation   President and Chief                         Volatility Fund of
                         Executive Officer   or removal.          Investment Officer of                       Funds (closed-end
                         and Chairman of     Trustee, President   Wilmington Trust                            registered
                         the Board           and Chairman of      Company from February                       investment
                                             the Board since      1996, to ________,                          company).
                                             October 1998.        Executive Vice
                                                                  President and chief
                                                                  Economist from _______
                                                                  to _________ and
                                                                  President of RSMC since
                                                                  February 1996.

FRED FILOON(2)           Trustee             Shall serve at       Senior Vice President            25         None
Date of Birth: 3/42                          the pleasure of      and Principal of Cramer
                                             the Board and        Rosenthal McGlynn, LLC
                                             until successor      since 1991.
                                             is elected and
                                             qualified. Trustee
                                             since November
                                             2004.

(1) Mr. Christian is an "Interested Trustee" by reason of his position as President of RSMC, an investment adviser to the Fund.

(2) Mr. Filoon is an "Interested Trustee" by reason of his position as Senior Vice President and Principal of Cramer Rosenthal McGlynn LLC, an investment adviser to the Fund.

                                                                                             NUMBER OF FUNDS
                                             TERM OF OFFICE AND                              IN FUND COMPLEX
       NAME AND          POSITION(S) HELD      LENGTH OF TIME      PRINCIPAL OCCUPATION(S)     OVERSEEN BY      OTHER DIRECTORSHIPS
     DATE OF BIRTH          WITH FUND              SERVED          DURING PAST FIVE YEARS        TRUSTEE          HELD BY TRUSTEE
----------------------   ----------------   -------------------   ------------------------   ---------------   --------------------
                                                        INTERESTED TRUSTEES

ROBERT ARNOLD            Trustee            Shall serve until     Founder and co-manages,           25         None
Date of Birth: 3/44                         death, resignation    R. H. Arnold & Co., Inc.
                                            or removal. Trustee   (investment banking
                                            since May 1997.       company) since 1989.

DR. ERIC BRUCKER         Trustee            Shall serve until     Professor of Economics,           25         Wilmington Low
Date of Birth: 12/41                        death, resignation    Widener University                           Volatility Fund of
                                            or removal. Trustee   since July 2004;                             Funds (closed-end
                                            since October 1999.   formerly, Dean, School                       registered
                                                                  of Business                                  investment company).
                                                                  Administration of
                                                                  Widener University from
                                                                  2001 to 2004; Dean,
                                                                  College of Business,
                                                                  Public Policy and
                                                                  Health at the
                                                                  University of Maine
                                                                  from September 1998 to
                                                                  June 2001.

NICHOLAS GIORDANO        Trustee            Shall serve until     Consultant, financial             25         Kalmar Pooled
Date of Birth: 3/43                         death, resignation    services organizations                       Investment Trust;
                                            or removal. Trustee   from 1997 to present;                        Independence Blue
                                            since October 1998.   Interim President,                           Cross; Selas
                                                                  LaSalle University from                      Corporation of
                                                                  1998 to 1999.                                America (industrial
                                                                                                               furnaces and ovens);
                                                                                                               and Wilmington Low
                                                                                                               Volatility Fund of
                                                                                                               Funds (closed-end
                                                                                                               registered
                                                                                                               investment company).

LOUIS KLEIN, JR.         Trustee            Shall serve until     Self-employed financial           25         WHX Corporation
Date of Birth: 5/35                         death, resignation    consultant since 1991.                       (industrial
                                            or removal. Trustee                                                manufacturer).
                                            since October 1999.

                                                                                  NUMBER OF
                                                                                   FUNDS IN
                                                                 PRINCIPAL           FUND           OTHER
                       POSITION(S)     TERM OF OFFICE AND      OCCUPATION(S)       COMPLEX      DIRECTORSHIPS
      NAME AND          HELD WITH        LENGTH OF TIME         DURING PAST      OVERSEEN BY       HELD BY
    DATE OF BIRTH         TRUST              SERVED              FIVE YEARS        TRUSTEE         TRUSTEE
--------------------   -----------   ---------------------   -----------------   -----------   --------------
CLEMENT C. MOORE, II     Trustee     Shall serve until       Managing Partner,        25       None
Date of Birth: 9/44                  death, resignation or   Mariemont
                                     removal. Trustee        Holdings, LLC,
                                     since October 1999.     (real estate
                                                             holding and
                                                             development
                                                             company)
                                                             since 1980.

JOHN J. QUINDLEN         Trustee     Shall serve until       Retired since            25       None
Date of Birth: 5/32                  death, resignation or   1993.
                                     removal. Trustee
                                     since October 1999.

MARK A. SARGENT          Trustee     Shall serve until       Dean and                 25       Wilmington
Date of Birth: 4/51                  death, resignation or   Professor of Law,                 Low Volatility
                                     removal. Trustee        Villanova                         Fund of Funds
                                     since November 2001.    University School                 (closed-end
                                                             of Law since July                 registered
                                                             1997.                             investment
                                                                                               company).

As of the date of this SAI, none of the Independent Trustees nor any of their immediate family members (i.e. spouse or dependent children) serves as an officer or director or is an employee of the Trust, any of the Funds' investment advisers or Distributor, or and of their respective affiliates. Nor do any of such persons serve as an officer or director or is an employee of any company controlled by or under common control with such entities.

                               EXECUTIVE OFFICERS

                                                                                  NUMBER OF
                                                                                   FUNDS IN
                                                                 PRINCIPAL           FUND           OTHER
                       POSITION(S)     TERM OF OFFICE AND      OCCUPATION(S)       COMPLEX      DIRECTORSHIPS
  NAME ADDRESS AND      HELD WITH        LENGTH OF TIME         DURING PAST      OVERSEEN BY       HELD BY
    DATE OF BIRTH         TRUST              SERVED              FIVE YEARS        TRUSTEE         TRUSTEE
--------------------   -----------   ---------------------   -----------------   -----------   --------------
JOHN R. GILES          Chief         Shall serve at the      Senior Vice             N/A             N/A
1100 North Market      Financial     pleasure of the Board   President,
Street                 Officer,      and until successor     Wilmington Trust
Wilmington, DE 19890   Vice          is elected and          Company since
Date of Birth: 8/57    President     qualified. Officer      1996.
                       and           since December 1999.
                       Treasurer

ERIC K. CHEUNG         Vice          Shall serve at the      Vice President,         N/A             N/A
1100 North Market      President     pleasure of the Board   Wilmington Trust
Street                               and until successor     Company since
Wilmington, DE 19890                 is elected and          1986; and Vice
Date of Birth: 12/54                 qualified. Officer      President and
                                     since October 1998.     Director, RSMC
                                                             since 2001.

                               EXECUTIVE OFFICERS

                                                                                                      NUMBER OF
                                                                                                       FUNDS IN
                                                                                   PRINCIPAL             FUND           OTHER
                              POSITION(S)          TERM OF OFFICE AND            OCCUPATION(S)         COMPLEX      DIRECTORSHIPS
    NAME, ADDRESS AND          HELD WITH             LENGTH OF TIME               DURING PAST        OVERSEEN BY       HELD BY
      DATE OF BIRTH              TRUST                   SERVED                    FIVE YEARS          TRUSTEE         TRUSTEE
------------------------   ----------------   ---------------------------   ----------------------   -----------   --------------
JOSEPH M. FAHEY, JR.       Vice President     Shall serve at the pleasure   Vice President, RSMC         N/A             N/A
1100 North Market                             of the Board and until        since 1992.
Street                                        successor is elected and
Wilmington, DE 19890                          qualified. Officer since
Date of Birth: 1/57                           November 1999.


WILLIAM P. RICHARDS, JR.   Vice President     Shall serve at the pleasure   Managing Director,           N/A             N/A
100 Wilshire Boulevard                        of the Board and until        Roxbury Capital
Suite 1000                                    successor is elected and      Management LLC
Santa Monica, CA 90401                        qualified. Officer since     (registered investment
Date of Birth: 11/36                          November 2004.                adviser) since 1998.

ANNA M. BENCROWSKY         Chief Compliance   Shall serve at the pleasure   Chief Compliance             N/A             N/A
1100 North Market Street   Officer            of the Board and until        Officer, Rodney Square
Wilmington, DE 19890                          successor is elected and      Management Corporation
Date of Birth: 5/51                           qualified; Officer since      since 2004; Vice
                                              September 2004.               President and Chief
                                                                            Compliance Officer,
                                                                            1838 Investment
                                                                            Advisors, LP from 1998
                                                                            to 2004; Vice
                                                                            President, Secretary,
                                                                            and Treasurer, 1838
                                                                            Investment Advisors
                                                                            Funds from 1995 to
                                                                            2004; Vice President
                                                                            and Secretary, 1838
                                                                            Bond-Debenture Trading
                                                                            Fund from 1982 to 2004.

LEAH M. ANDERSON           Secretary          Shall serve at the pleasure   Officer, Wilmington          N/A             N/A
1100 North Market Street                      of the Board and until        Trust Company since
Wilmington, DE 19890                          successor is elected and      1998. Officer, RSMC
Date of Birth: 08/65                          qualified. Officer since      since 1992
                                              October 2002.

As of the date of this SAI, none of the Independent Trustees nor any of their immediate family members (i.e. spouse or dependent children) serves as an officer or director or is an employee of the Trust, any of the Funds' investment advisers or the Distributor or of any company controlled by or under common control with such entities.

RESPONSIBILITIES OF THE BOARD AND BOARD COMMITTEES. The basic responsibilities of the Trustees are to monitor the Fund's financial operations and performance, oversee the activities and legal compliance of the Fund's investment advisers and other major service providers, keep themselves informed, and exercise their business judgment in making decisions important to the Fund's proper functioning based on what the Trustees reasonably believe to be in the best interests of the shareholders. The Board is comprised of nine individuals, two of whom are considered Interested Trustees. The remaining Trustees are Independent Trustees. The Board meets multiple times during the year (but at least quarterly) to review the investment performance of the Funds and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. The Board met ____ times during the fiscal year ended June 30, 2005. The Board has an Audit Committee, a Nominating and Governance Committee, and a Regulatory Oversight Committee. The responsibilities of each committee and its members are described below.

AUDIT COMMITTEE. The Audit Committee is comprised of Messrs. Giordano, Klein and Quindlen, each of whom is an Independent Trustee. Mr. Giordano serves as the chairman of the Committee. Pursuant to its charter, the Audit Committee has the responsibility, among others, to (1) select the Trust's independent auditors;
(2) review and approve the scope of the independent auditors' audit activity;
(3) review the financial statements which are the subject of the independent auditors' certifications; and (4) review with such independent auditors the adequacy of the Trust's basic accounting system and the effectiveness of the Trust's internal accounting controls. During the fiscal year ended June 30, 2004, there were four meetings of the Audit Committee.

NOMINATING AND GOVERNANCE COMMITTEE. The Nominating and Governance Committee is comprised of Messrs. Giordano, Quindlen and Sargent, each of which is an Independent Trustee. Mr. Sargent serves as chairman of the Committee. The Committee is responsible for formulating a statement of corporate governance; assessing the size, structure and composition of the Board; determining trustee qualifications guidelines as well as compensation, insurance and indemnification of trustees; identifying Trustee candidates; oversight of Board self-evaluations; and identifying, from time to time, qualified candidates to serve as the Chief Compliance Officer for the Fund. During the fiscal year ended June 30, 2004, there was one meeting of the Committee. The Committee will consider nominee candidates recommended by shareholders. Shareholders who wish to recommend individuals for consideration by the Committee as nominee candidates may do so by submitting a written recommendation to the Secretary of the Fund at: 1100 North Market Street, 9th Floor, Wilmington, DE 19890. Submissions must include sufficient biographical information concerning the recommended individual, including age, at least ten years of employment history with employer names and a description of the employer's business, and a list of board memberships (if any). The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected. Recommendations must be received in a sufficient time, as determined by the Committee in its sole discretion, prior to the date proposed for the consideration of nominee candidates by the Board. Upon the written request of shareholders holding at least 10% of the Fund's shares in the aggregate, the Secretary shall present to any special meeting of shareholders such nominees for election as Trustees as specified in such written request.

REGULATORY OVERSIGHT COMMITTEE. The Regulatory Oversight Committee is comprised of Messrs. Arnold, Brucker, Moore and Sargent, each of which is an Independent Trustee. Mr. Moore serves as the chairman of the Committee. The Regulatory Oversight Committee (i) monitors the Board's compliance with its major specific responsibilities under the 1940 Act; (ii) receives information regarding proposed and newly adopted federal and state laws and regulations as they apply to the Trust, and provides oversight of investment advisers, other major service providers, and the Trust's Chief Compliance Officer ("CCO") regarding compliance with such laws and regulations as needed; (iii) provides oversight of the Trust's 12b-1 fees and shareholder service fees and the payment of such fees to various investment advisers, broker-dealers and financial intermediaries; (iv) provides oversight of the portfolio trade execution, brokerage commissions, soft dollar usage, and revenue sharing arrangements of the Trust's investment advisers, and make recommendations to the Board regarding such practices; (v) provides oversight of the Trust's valuation and pricing policies, procedures and practices and designated management valuation committee; (vi) provides oversight of exemptive order(s), if any, granted to the Trust by the SEC or pursuant to which the Trust is subject; (vii) provides oversight of the Trust, investment advisers, sub-advisers and principal underwriter's 17j-1 Codes of Ethics, including violations thereof, and makes recommendations to the Board regarding approval of such codes and material changes thereto; and (viii) monitors, in cooperation with the Nominating and Governance Committee, the CCO's performance. During the fiscal year ended June 30, 2005, there were ____ meetings of the Regulatory Oversight Committee.

SECURITY AND OTHER INTERESTS. The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in each Fund and in all registered investment companies overseen by the Trustee within the Fund Complex, as of December 31, 2004.

                                                             AGGREGATE DOLLAR RANGE
                                                            OF EQUITY SECURITIES IN
                                                           ALL REGISTERED INVESTMENT
                                                             COMPANIES OVERSEEN BY
                       DOLLAR RANGE OF EQUITY SECURITIES   TRUSTEE WITHIN THE FAMILY
NAME OF TRUSTEE                   IN EACH FUND              OF INVESTMENT COMPANIES
---------------        ---------------------------------   -------------------------
INTERESTED TRUSTEES
ROBERT J. CHRISTIAN
FRED FILOON

INDEPENDENT TRUSTEES
ROBERT ARNOLD

ERIC BRUCKER

NICHOLAS GIORDANO

LOUIS KLEIN, JR.

CLEMENT C. MOORE, II

JOHN J. QUINDLEN

MARK A. SARGENT

As of December 31, 2004, none of the Independent Trustees or their respective immediate family members (spouse or dependent children) owned beneficially or of record an interest in any of the investment advisers or the Distributor, or in any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or the Distributor.

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS. THE TRUST has retained RSMC to manage the assets of the Funds. RSMC has been retained by the Trust pursuant to an investment advisory agreement that has been approved by the Board of Trustees of the Trust, including a majority of the Independent Trustees. The Trust and RSMC have agreed to retain the following sub-advisers to manage the day-to-day investment activities of the Funds pursuant to separate sub-advisory agreements (the "Sub-Advisory Agreements") as indicated in the table below:

SERIES               SUB-ADVISER(S)
------               --------------
Large Cap Fund       Armstrong Shaw Associates Inc. ("ASA")
                     Montag & Caldwell, Inc. ("M&C")
                     First Quadrant, L.P. ("First Quadrant")
                     Parametric Portfolio Associates, Inc. ("PPA")

Mid Cap Fund         Bennett Lawrence Management, LLC ("BLM")
                     Eubel Brady and Suttman Management, Inc. ("EBS")
                     Equity Investment Corporation ("EIC")

                     PPA

Small Cap Fund       Batterymarch Financial Management, Inc. ("BFM")
                     Systematic Financial Management L.P. ("SFM")
                     PPA

International Fund   Goldman Sachs Asset Mangagement, L.P. ("GSAM")
                     Julius Baer Investment Management, Inc. ("JBIM")

Real Estate Fund     AEW Capital Management, L.P. ("AEW")
                     Real Estate Management Services Group LLC. ("REMS")

The Investment Advisory Agreement and each Sub-Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Trust's Board of Trustees or by a majority of the outstanding voting securities of the Trust, and in either event, by a majority of the Independent Trustees of the Trust casting votes in person at a meeting called for such purpose.

The Board's decision to approve each Investment Advisory Agreement and Sub-Advisory Agreement reflects the exercise of its business judgment on whether to continue the existing arrangements. During its review of the Investment Advisory Agreement and Sub-Advisory Agreements, the Board considered many factors, including: (1) investment objectives and performance; (2) the investment adviser and sub-advisers' management philosophies, personnel and processes, as well as the overall character of the firms in light of recent development in the mutual fund industry; (3) the expectations of shareholders;
(4) the state of competition in the mutual fund industry; (5) comparable fees in the mutual fund industry; (6) the range and quality of services provided to the Funds and their shareholders in addition to investment advisory services; and
(7) the Funds' relationship to other portfolios in the Fund Complex.

In assessing an investment adviser's or sub-adviser's performance of its obligations, the Board considered whether there has occurred a circumstance or event that would constitute a reason for it to not renew or approve the Investment Advisory Agreement or a Sub-Advisory Agreement, which it concluded there was not. In this regard, the Board was mindful of the potential disruption to the operations of the Funds and the risks or other effects that could occur as a result of a decision to terminate or not renew or approve the Investment Advisory Agreement or a Sub-Advisory Agreement. In particular, the Board recognizes that most shareholders have invested in the Funds on the strength of an investment adviser's or sub-adviser's reputation and in the expectation that the investment adviser or sub-adviser will have a continuing role in providing advisory services to the Funds.

The Board considered the compensation and benefits, if any, received by the investment adviser or sub-adviser, as well as a report on the compensation structure of portfolio managers at RSMC. This includes fees received for services provided to the Funds by the investment adviser, sub-adviser or its affiliates and research services received by the investment adviser or sub-adviser from brokers that execute trades for each Fund, as well as advisory fees. The Board was aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an investment adviser's compensation: (i) the nature and quality of the services provided by the investment adviser or sub-adviser, including the performance of the Funds; (ii) the investment adviser's or sub-adviser's cost of providing the services; (iii) the extent to which the investment adviser or sub-adviser may realize "economies of scale" as a Fund or a Fund grows larger;
(iv) any indirect benefits that may accrue to the investment adviser or sub-adviser and its affiliates as a result of the investment adviser's or sub-adviser's relationship with the Trust; (v) performance and expenses of comparable funds; and (vi) the extent to which the Independent Trustees are fully informed about the facts bearing on the investment adviser's or sub-adviser's service and fee. The Board is aware of these factors and takes them into account in its review of each Investment Advisory Agreement and Sub-Advisory Agreement.

The Board considered these circumstances in light of its accumulated experience in governing the Trust and working with the investment adviser or sub-adviser on matters relating to the Trust, and was assisted by the advice of legal counsel. In this regard, the Board receives a significant amount of information about the Funds, the investment adviser or sub-advisers and Wilmington Trust Company ("Wilmington Trust") organization on an ongoing basis. The investment adviser or sub-adviser and Wilmington Trust provides information at each regular meeting of the Board, and furnishes additional reports in connection with the Board's formal review of the Investment Advisory Agreement and Sub-Advisory Agreements. Thus, the Board's evaluation of the Investment Advisory Agreement and Sub-Advisory Agreements is informed by reports concerning such matters as: the investment adviser's or sub-adviser's investment philosophy, personnel and processes; each Funds' short-term and long-term performance (in absolute terms as well as in relationship to its particular investment program and certain competitor funds), and comments on the reasons for performance; each Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading a Fund's portfolio securities; the nature and extent of the advisory and other services provided to the Funds by the investment adviser or a sub-adviser and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry. The Board also considers the relationship of each Fund to the other portfolios in the Fund Complex, the interdependence resulting from shareholders' asset allocation processes and the exchange privileges between Funds and other Wilmington Portfolios.

Not all of the factors and considerations identified above are relevant to every Fund, nor does the Board consider any one of them to be determinative. The Board bases its decision to approve the Investment Advisory Agreement or Sub-Advisory Agreement on all the relevant factors in light of its reasonable business judgment, and with a view to past and future long-term considerations.

The Trust or the applicable investment adviser or sub-adviser may terminate each Investment Advisory and Sub-Advisory Agreement on sixty days written notice without penalty. Each Investment Advisory Agreement and Sub-Advisory Agreement will also terminate automatically in the event of its assignment as defined in the 1940 Act.

Additional information regarding the Investment Advisory Agreement and the fees paid to the investment adviser may be found under the heading of "Investment Advisory and Other Services." Additional information regarding the Sub-Advisory Agreements may be found under "Sub-Advisory Services."

COMPENSATION. In addition to the fees below, the Trust reimburses the Independent Trustees for their related business expenses. The Trust pays the fees and expenses of the Independent Trustees. The following table shows the fees paid during the fiscal year ended June 30, 2005 to the Independent Trustees for their service to the Trust and the total compensation paid to the Trustees by the Fund Complex.

                                                                                        TOTAL
                                        PENSION OR RETIREMENT                       COMPENSATION
                          AGGREGATE      BENEFITS ACCRUED AS       ESTIMATED            FROM
                        COMPENSATION      PART OF THE TRUST     ANNUAL BENEFITS     FUND COMPLEX
INDEPENDENT TRUSTEE    FROM THE TRUST          EXPENSES         UPON RETIREMENT   PAID TO TRUSTEES
--------------------   --------------   ---------------------   ---------------   ----------------
Robert Arnold
Dr. Eric Brucker
Nicholas Giordano
Louis Klein, Jr.
Clement C. Moore, II
John Quindlen
Mark A. Sargent

                                 CODE OF ETHICS

In accordance with Rule 17j-1 of the 1940 Act, the Trust, each investment adviser and sub-adviser to the Funds and the distributor have adopted a Code of Ethics (the "Codes").

The Codes are intended to prohibit or restrict transactions that may be deemed to create a conflict of interest among an investment adviser, a sub-adviser, the distributor, or the Trust. Each Code identifies the specific employees, officers or other persons who are subject thereto and all are required to abide by the provisions thereunder. Persons covered under the Codes may engage in personal trading for their own accounts, including securities that may also be purchased or held or traded by a Fund under certain circumstances.

Under the Code of Ethics adopted by the Trust, personal trading is subject to specific restrictions, limitations, guidelines and other conditions. Under the individual Codes of Ethics adopted by RSMC PPA, ASA, M&C, BLM, EBS, EIC, BFM, SFM, FQ, GSAM, JBIM, AEW and REMS personal trading may also be subject to pre-clearance and other conditions set forth in their respective Codes. The Codes are on public file as exhibit to the Trusts' registration statement with the SEC.

On an annual basis or whenever deemed necessary, the Board of Trustees reviews reports regarding all Codes of Ethics relative to the Trust, including information about any material violations of the Codes.

PROXY VOTING. The Board of Trustees has adopted general proxy voting procedures and thereunder delegated the responsibility for exercising the voting rights associated with the securities purchased and/or held by a Fund to each investment adviser thereof, subject to the Board's continuing oversight. For those Funds which employ a sub-adviser, the investment adviser may further delegate proxy voting responsibilities to a sub-adviser of the Fund. In exercising its voting obligations, an investment adviser or sub-adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of the Fund, and for the purpose of providing benefits to such Fund. An investment adviser or sub-adviser will consider the factors that could affect the value of a Fund's investment in its determination on a vote.

The investment adviser has identified certain significant contributors to shareholder value with respect to a number of common or routine matters that are often the subject of proxy solicitations for shareholder meetings. The investment adviser's proxy voting procedures address these considerations and establish a framework for the investment adviser's consideration of a vote that would be appropriate for a Fund. In particular, the proxy voting procedures outline principles and factors to be considered in the exercise of voting authority for proposals addressing such common or routine matters.

Finally, the proxy voting procedures establish a protocol for voting of proxies in cases in which the investment adviser may have a potential conflict of interest arising from, among other things, a direct business relationship or financial interest in a company soliciting proxies. In such instances, the investment adviser will submit a separate report to the Trustees indicating the nature of the potential conflict of interest and how the determination of such vote was achieved.

Each Fund's proxy voting record as of June 30th is available (i) without charge, upon request, by calling (800) 336-9970 and (ii) on the SEC's website at www.sec.gov.

Attached hereto as Appendix C are the proxy voting policies and procedures for RSMC, JBIM and GSAM.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of ___________, 2005 officers and Trustees of the Fund owned individually and together less than 1% of the Fund's outstanding shares. Persons or organizations beneficially owning 25% or more of the outstanding shares of a Fund are presumed to "control" that Fund. As a result, those persons or organizations could have the ability to take action with respect to a Fund without the consent approval of other shareholders of that Fund. The name, address and percentage ownership of each entity that owned of record or beneficially 5% or more of the outstanding shares of any class of Fund was as follows:

LARGE CAP FUND (INSTITUTIONAL SHARES)

__________________________                  __%

MID CAP FUND (INSTITUTIONAL SHARES)

___________________________                 __%

SMALL CAP FUND (INSTITUTIONAL SHARES)

___________________________                 __%

INTERNATIONAL FUND (INSTITUTIONAL SHARES)

___________________________                 __%

REAL ESTATE FUND (INSTITUTIONAL SHARES)

___________________________                 __%

                          [TO BE UPDATED BY AMENDMENT]

                     INVESTMENT ADVISORY AND OTHER SERVICES

RODNEY SQUARE MANAGEMENT CORPORATION. RSMC serves as the investment adviser to each of the Funds. RSMC is located at 1100 North Market Street, Wilmington, Delaware 19890 and is a Delaware corporation organized on September 17, 1981. It is a wholly owned subsidiary of Wilmington Trust Corporation.

Several affiliates of RSMC are also engaged in the investment advisory business. Wilmington Trust FSB, wholly owned subsidiary of Wilmington Trust Corporation, is a registered investment adviser. In addition, Wilmington Brokerage Services Company, a subsidiary of Wilmington Trust, and Balentine and Company LLC, an indirect subsidiary of Wilmington Trust Corporation, are registered investment advisers and broker-dealers. Cramer Rosenthal McGlynn, LLC. ("CRM") and Roxbury Capital Management ("Roxbury") are both registered investment advisers. Wilmington Trust Corporation has controlling interest in both CRM and Roxbury.

Under an investment advisory agreement dated July 1, 2005 between the Trust and RSMC, RSMC manages the assets of the Funds (the "Investment Advisory Agreement"). Prior to July 1, 2005, shareholders of each of the Funds had approved a substantively identical agreement with RSMC with respect to the management of the Funds' assets. That agreement was replaced by the RSMC Agreement in connection with the reorganization of the Trust and its portfolios investment structure from a master/feeder structure to a traditional stand-alone fund structure.

Under the Investment Advisory Agreement, RSMC is paid the following investment advisory fees: (i) a monthly advisory fee at the annual rate of 0.15% of the International Fund' average daily net assets; (ii) a monthly advisory fee at an annual rate of 0.35 % of the Real Estate Fund' average daily net assets; (iii) a monthly fee at the annual rate of 0.40% of the average daily nets assets of each of the Cap Funds. For its services as investment adviser, RSMC received from the International Fund $260,945, $455,133 and $432,164 for the twelve months ended June 30, 2004, 2003 and 2002, respectively.

RSMC has contractually agreed to waive a portion of its advisory fee or reimburse expenses to the extent total annual operating expenses, excluding Rule 12b-1 and shareholder service fees exceed the following amounts with respect to the following Funds:

FUND               EXPENSE CAP
----               -----------
Real Estate Fund      1.75%
Large Cap Fund        1.00%
Mid Cap Fund          1.15%
Small Cap Fund        1.25%

These waivers will remain in place until July 1, 2006 for the Cap Funds and January 1, 2006 for the Real Estate Fund. The Board may, in its discretion, terminate the expense limitation arrangement with respect to any Fund prior to such termination date.

ADVISORY SERVICES. Under the terms of the Investment Advisory Agreement, RSMC agrees to: (a) direct the investments of Fund, subject to and in accordance with each Fund's investment objective, policies and limitations set forth in the Prospectus and this SAI; (b) purchase and sell for each Fund, securities and other investments consistent with a Fund's objectives and policies; (c) supply office facilities, equipment and personnel necessary for servicing the investments of each Fund; (d) pay the salaries of all personnel of the investment adviser performing services relating to research, statistical and investment activities on behalf of a Fund; (e) make available and provide such information as the Trust and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations;
(f) make its officers and employees available to the Trustees and officers of the Trust for consultation and discussion regarding the management of each Fund and its investment activities. Additionally, RSMC agrees to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to contract with the Cap Fund. The Trust and/or RSMC may at any time upon approval by the Board of Trustees, enter into one or more sub-advisory agreements with a sub-adviser pursuant to which the RSMC delegates any or all of its duties as listed.

The Investment Advisory Agreement provide that RSMC shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement.

The salaries of any officers and the Interested Trustees who are affiliated with RSMC and the salaries of all personnel of RSMC performing services for each Cap Fund and each Fund relating to research, statistical and investment activities are paid by RSMC.

Each Fund and each class of shares of a Fund pays its respective pro rata portion of the advisory fee payable by a Fund in which a Fund invests.

                             SUB-ADVISORY SERVICES

THE CAP FUNDS. PPA acts as a sub-adviser to each of the Cap Funds. PPA is located at 1151 Fairview Avenue North, Seattle, Washington 98109. For its sub-advisory services, PPA receives a monthly portfolio management fee 0.25% of the average daily net assets of each of the Cap Funds under PPA's management.

LARGE CAP FUND. ASA, FQ and M&C act as sub-advisers to the Large Cap Fund. ASA, FQ and M&C are located at 45 Grove Street, New Canaan, Connecticut, 06840, and at 3455 Peachtree Road NE Suite 1200, Atlanta, Georgia 30326, respectively. For its sub-advisory services, ASA receives a monthly portfolio management fee at the annual rate: of 0.50% of the first $25 million of average daily net assets under ASA's management; 0.45% of the next $25 million of average daily net assets under ASA's management; and 0.40% of the average daily net assets over $50 million under ASA's management. For its sub-advisory services, M&C receives a monthly portfolio management fee at the annual rate: of 0.65% of the first $10 million of average daily net assets under M&C's management; 0.50% of the next $10 million of average daily net assets under M&C's management; 0.35% of the next $50 million of average daily net assets under M&C's management; and 0.25% of the average daily net assets over $70 million under M&C's management.

MID CAP FUND. BLM, EBS and EIC act as sub-advisers to the Mid Cap Fund. BLM, EBS and EIC are located at 757 Third Avenue, New York, New York 10017, at 7777 Washington Village Dr., Dayton, Ohio 45459, and at 3007 Piedmont Road, Atlanta, Georgia 30305, respectively. For its sub-advisory services, BLM receives a monthly portfolio management fee at the annual rate: of 0.55% of the first $75 million of average daily net assets under BLM's management; and 0.40% of the average daily net assets over $75 million under BLM's management. For its sub-advisory services, EBS receives a monthly portfolio management fee at the annual rate of 0.50% of the first $25 million of the average daily net assets under EBS's management; and 0.45% of the average net assets over $25 million under EBS's management. For its sub-advisory services, EIC receives a monthly portfolio management fee at the annual rate: of 0.50% of the first $25 million of average daily net assets under EIC's management; and 0.45% of the average daily net assets of the next $25 million under EIC's management; and 0.40% of the average daily net assets over $50 million under EIC's management.

SMALL CAP FUND. BFM and SFM act as sub-advisers to the Small Cap Fund. BFM and SFM are located at 200 Clarendon Street, Boston, Massachusetts, 02116, and at 300 Frank W. Burr Boulevard, 7th Floor, Glenpointe East, Teaneck, New Jersey, 07666, respectively. For its sub-advisory services, BFM receives a monthly portfolio management fee at the annual rate of 0.70% of the first $100 million of average daily net assets under BFM's management; and 0.60 % of the average daily net assets over $100 million under BFM's management. For its sub-advisory services, SFM receives a monthly portfolio management fee at the annual rate: of 0.80% of the first $25 million of average daily net assets under SFM's management; 0.70% of the next $50 million of average daily net assets under SFM's management; 0.55% of the average daily net assets over $75 million under SFM's management.

INTERNATIONAL FUND. As of September 3, 2002, JBIM was hired as a sub-adviser to the International Fund. JBIM is located at 330 Madison Avenue, New York, NY 10017. Prior to September 3, 2002, the sub-advisers to the Fund were Clemente Capital, Inc. ("Clemente"), Invista Capital Management, LLC ("Invista") and Zurich Scudder Investments, Inc. ("Zurich") (collectively, the "Former Sub-Advisers"). For investment advisory services rendered, each Former Sub-Adviser was paid a monthly portfolio management fee at an annual rate of 0.50% of the average daily net assets under the sub-adviser's management.

As of January 2, 2003, Goldman Sachs Asset Management, L.P. ("GSAM") was hired as a sub-adviser to the Fund, to replace Deutsche Asset Management, Inc. ("DAMI") who served as a sub-adviser to the Fund from September 3, 2002 to December 31, 2002. GSAM a business unit of the Investment Management Division of Goldman Sachs & Co. a New York limited partnership, is located at 32 Old Slip, New York, NY 10005 For their services the Sub-Advisers received the following fees:

           12 MONTHS ENDED   12 MONTHS ENDED   12 MONTHS ENDED
               6/30/04           6/30/03           6/30/02
           ---------------   ---------------   ---------------
Clemente         N/A               N/A             $100,046
Invista          N/A               N/A             $108,527
Zurich           N/A               N/A             $123,860
DAMI             N/A             $23,165             N/A
JBIM                             $99,124*            N/A
GSAM                             $99,801*            N/A

*    For the period January 2, 2003 to June 30, 2003.

The International Fund will be directly responsible for paying JBIM a monthly sub-advisory fee at the annual rate of 0.50% of its average daily net assets under its management. The International Fund will also pay GSAM a monthly sub-advisory fee at the annual rate of 0.50% of its average daily net assets under its management.

REAL ESTATE FUND. The sub-advisers to the Real Estate Fund are AEW Management and Advisors, L.P., an affiliate of AEW Capital Management, L.P. ("AEW"), and The Real Estate Management Services Group LLC ("REMS"). AEW, a registered investment adviser, is located at Two Seaport Lane, World Trade Center East, Boston, MA 02210. AEW is a subsidiary of (and therefore may be deemed to be controlled by) CDC IXIS Asset Management North America, L.P. REMS, a registered investment adviser, is located at 1100 Fifth Avenue South, Suite 301, Naples, FL 34102. Edward Turville, a managing director of REMS and portfolio manager of the Fund, and Beach Investment Counsel, Inc., a registered investment adviser, are control persons under the 1940 Act due to ownership interests of 50% and 30% respectively, of REMS. For investment advisory services rendered, each sub-adviser is paid a monthly advisory fee at an annual fee at an annual rate of the 0.55% of the first $25 million of average daily net assets under the sub-adviser's management; 0.45% of the next $25 million of average daily net assets under the sub-adviser's management; 0.35% of the average daily net assets over $50 million under the sub-adviser's management.

SUB-ADVISORY FEE WAIVER AGREEMENT. For purposes of calculating the sub-advisory fee payable by a Fund, each sub-adviser (each a "Participating Sub-Adviser") has agreed with RSMC to waive a portion of its fee in an amount equal to the difference between the sub-advisory fee calculated as stated in each Participating Sub-Adviser's sub-advisory agreement and the sub-advisory fee calculated pursuant to a separate fee waiver agreement. Under the fee waiver agreement, a Participating Sub-Adviser's fee calculation is based on the average daily net asset value of a Fund Account together with the account values of certain similarly managed assets in client accounts of RSMC and its affiliates. In effect, the fee waiver agreement allows the calculation of the sub-advisory fee using asset levels that trigger a reduced rate sooner than if only a Fund Account assets were considered in determining the sub-advisory fee. Although the fee waiver agreement lowers the effective sub-advisory fee paid by a Fund and such reduction will accrue to the benefit of the shareholders of the Fund, the lower effective sub-advisory fee paid by the Adviser on behalf of the similarly managed assets in client accounts of RSMC and its affiliates will accrue to the benefit of RSMC and its affiliates. This additional benefit to RSMC is the direct result of using a Fund Account assets to reduce the sub-advisory fee paid to the Participating Sub-Adviser for services to the similarly managed assets.

SUB-ADVISORY AGREEMENTS. Each Sub-Advisory Agreement provides that the sub-adviser has discretionary investment authority with respect to the portion of a Fund's assets allocated to it by RSMC, subject to the restrictions of the 1940 Act, the Internal Revenue Code of 1986, as amended, applicable state securities laws, applicable statutes and regulations of foreign jurisdictions, a Fund's investment objective, policies and restrictions and the instructions of the Board of Trustees and RSMC.

Each Sub-Advisory Agreement provides that the sub-adviser will not be liable for any action taken, omitted or suffered to be taken except if such acts or omissions are the result of willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Sub-Advisory Agreement continues in effect for two years and then from year to year so long as continuance of each such Agreement is approved at least annually (i) by the vote of a majority of the Independent Trustees at a meeting called for the purpose of voting on such approval and (ii) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Fund. Each Sub-Advisory Agreement terminates automatically in the event of its assignment and is terminable on written notice by the Trust (without penalty, by action of the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities) or by RSMC or the sub-adviser. Each Sub-Advisory Agreement provides that written notice of termination must be provided sixty days prior to the termination date, absent mutual agreement for a shorter notice period.

                     ADMINISTRATION AND ACCOUNTING SERVICES

Pursuant to Administration and Accounting Services Agreements dated October 1, 2004, PFPC Inc. performs certain administrative and accounting services for the Funds such as preparing shareholder reports, providing statistical and research data, assisting the investment adviser in compliance monitoring activities, and preparing and filing federal and state tax returns on behalf of the Funds. In addition, PFPC prepares and files certain reports with the appropriate regulatory agencies and prepares certain materials required by the SEC or any state securities commission having jurisdiction over the Funds. The accounting services performed by PFPC include determining the net asset value per share of each Fund and maintaining records relating to the securities transactions of the Funds. From September 1, 2002 to October 1, 2004, RSMC, an affiliate of the Trust, provided administrative and accounting services and PFPC provided certain sub-administration services. Prior to September 1, 2002, PFPC provided administrative and accounting services for the Funds. Accordingly, the Trust paid administrative fees to RSMC and PFPC, whether as administrator or sub-administrator of $3,633,484, $2,552,225, and $2,996,143 for fiscal years ended June 30, 2004, 2003 and 2002, respectively.

Pursuant to Compliance, Support and Recordkeeping Services Agreements dated October 1, 2004, RSMC, an affiliate of the Trust, performs certain non-investment related statistical and research services, execution and administrative support services, recordkeeping services as well as certain other coordination and fund related preparatory services for the Funds. In consideration of the provision of these services, RSMC, investment adviser to the Funds, receives an asset based fee of 0.006% of the Funds' average daily net assets.

                          ADDITIONAL SERVICE PROVIDERS

INDEPENDENT AUDITORS. __________________ serves as the independent auditor to the Trust, providing services which include (1) auditing the annual financial statements for the Funds, (2) assistance and consultation in connection with SEC filings and (3) review of the annual federal income tax returns filed on behalf of each Fund. __________________ is located at __________________.

LEGAL COUNSEL. Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103, serves as counsel to the Trust.

CUSTODIANS. Wilmington Trust Company, 1100 North Market Street, Wilmington, DE 19890, serves as the Custodian of the Funds, except for the International Fund. The Custodian's services include, in addition to the custody of all cash and securities owned by the Trust and Trust, the maintenance of custody accounts in the Custodian's trust department, the segregation of all certificated securities owned by the Trust and Trust, the appointment of authorized agents as sub-custodians, disbursement of funds from the custody accounts of the Trust and Trust, releasing and delivering securities from the custody accounts of the Trust and Trust, maintaining records with respect to such custody accounts, delivering to the Trust and Trust a daily and monthly statement with respect to such custody accounts, and causing proxies to be executed. Wilmington Trust Company receives a fee for its services based on the average daily net assets of the Trust and has appointed PFPC Trust Company as Sub-Custodian of the Trust. Citibank, N.A. serves as the Trust's foreign custody manager.

TRANSFER AGENT. PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the Transfer Agent and Dividend Paying Agent.

                   DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN

The Distributor is currently located at 760 Moore Road, King of Prussia, PA 19406. The Distributor serves as the underwriter of the Funds' shares pursuant to a Distribution Agreement with the Trust. Pursuant to the terms of the Distribution Agreement, the Distributor is granted the right to sell the shares of the Funds as agent for the Trust. Shares of the Funds are offered continuously.

Under the terms of the Distribution Agreement, the Distributor agrees to use efforts deemed appropriate by the Distributor to solicit orders for the sale of shares of the Funds and will undertake such advertising and promotions as it believes reasonable in connection with such solicitation. To the extent that the Distributor receives fees under the Funds' Plans of Distribution adopted pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), the Distributor will furnish or enter into arrangement with others for the furnishing of marketing or sales services with respect to the Investor Shares as may be required pursuant to such plan. Moreover, to the extent that the Distributor receives shareholders service fees under any shareholder services plan adopted by the Funds, the Distributor will furnish or enter into arrangements with others for the furnishing of personal or account maintenance services with respect to the relevant shareholders of the Funds as may be required pursuant to such plan.. The Distributor receives no underwriting commissions or Rule 12b-1 fees in connection with the sale of the Funds' Institutional Shares.

The Distribution Agreement became effective as of January 1, 2004 and continues in effect for a period of two years. Thereafter, the agreement may continue in effect for successive annual periods provided such continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Distribution Agreement provides that the Distributor, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreements, will not be liable to the Funds or their shareholders for losses arising in connection with the sale of Fund shares.

The Distribution Agreement terminates automatically in the event of an assignment. The Agreement is also terminable without payment of any penalty with respect to any Fund (i) (by vote of a majority of the Trustees of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of any Rule 12b-1 Plan of the Fund or any agreements related to a 12b-1 Plan, or by vote of a majority of the outstanding voting securities of the applicable Fund) on sixty (60) days' written notice to the Distributor; or (ii) by the Distributor on sixty (60) days' written notice to the Fund. The Distributor will be compensated for distribution services according to the Investor Shares 12b-1 Plan regardless of the Distributor's expenses.

The Investor Shares 12b-1 Plan provides that the Distributor will be paid for distribution activities such as public relations services, telephone services, sales presentations, media charges, preparation, printing and mailing advertising and sales literature, data processing necessary to support a distribution effort and printing and mailing of prospectuses to prospective shareholders. Additionally, the Distributor may pay certain financial institutions ("Service Organizations") such as banks or broker-dealers who have entered into servicing agreements with the Distributor and other financial institutions for distribution and shareholder servicing activities.

The Investor Shares 12b-1 Plan further provides that payment shall be made for any month only to the extent that such payment does not exceed 0.75% on an annualized basis of the Investor Shares of each Fund's average net assets to compensate the Distributor for making payments to certain Service Organizations who have sold Investor Shares of the Funds and for other distribution expenses.

For the fiscal year ended June 30, 2004, the Funds did not pay any 12b-1 fees to the Distributor with respect to broker-dealer compensation.

Under the Investor Shares 12b-1 Plan, if any payments made by the investment adviser out of its advisory fee, not to exceed the amount of that fee, to any third parties (including banks), including payments for shareholder servicing and transfer agent functions, were deemed to be indirect financing by each Fund of the distribution of its Investor Shares, such payments are authorized. Each Fund may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the 12b-1 Plan. No preference for instruments issued by such depository institutions is shown in the selection of investments.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. The investment adviser and/or sub-advisers place portfolio transactions on behalf of each Fund, selects broker-dealers for such transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. Portfolio transactions placed by the investment adviser or a sub-adviser may be effected through the trading desk of the investment adviser, its broker-affiliate or a sub-adviser. Debt securities purchased and sold by the Funds are generally traded on the dealer market on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with a Fund) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

Brokerage commissions paid by the Funds for the last three fiscal years ended June 30, 2004 are as follows:

                                      12 MONTHS ENDED   12 MONTHS ENDED   12 MONTHS ENDED
                                          6/30/04           6/30/03           6/30/02
                                      ---------------   ---------------   ---------------
Large Cap Strategic Allocation Fund      $140,911             N/A               N/A
Mid Cap Strategic Allocation Fund        $ 96,392             N/A               N/A
Small Cap Strategic Allocation Fund      $261,688             N/A               N/A
International Fund                       $605,016           $285,948         $241,398
Real Estate Fund                         $108,034             N/A               N/A

When buying or selling securities, the Funds may pay commissions to brokers who are affiliated with the investment adviser, a sub-adviser or the Funds. For the twelve month period ended June 30, 2004, the Funds paid brokerage commissions to Balentine & Company LLC, an affiliate of the investment adviser, as follows:

                                        COMMISSIONS PAID TO BALENTINE & COMPANY,
                                           LLC, AN RSMC AFFILIATE, DURING THE
                                           TWELVE MONTH PERIOD ENDED 06/30/04
                                        ----------------------------------------
Large Cap Strategic Allocation Fund                     $ 98,275
Mid Cap Strategic Allocation Fund                       $ 76,258
Small Cap Strategic Allocation Fund                     $228,281
Real Estate Strategic Allocation Fund                   $ 96,051

BROKERAGE SELECTION. The primary objective of the investment adviser and sub-advisers in placing orders on behalf of the Funds for the purchase and sale of securities is to obtain best execution at the most favorable prices through responsible brokers or dealers and, where the spread or commission rates are negotiable, at competitive rates. In selecting and monitoring a broker or dealer, the investment adviser or sub-adviser considers, among other things: (i) the price of the securities to be purchased or sold; (ii) the rate of the spread or commission; (iii) the size and difficulty of the order; (iv) the nature and character of the spread or commission for the securities to be purchased or sold; (v) the reliability, integrity, financial condition, general execution and operational capability of the broker or dealer; and (vi) the quality of any research or statistical services provided by the broker or dealer to the Funds or to the investment adviser or sub-advisers. The allocation of portfolio transactions may take into account the receipt of research reports and services of brokerage firms. The investment adviser or sub-adviser may place trades with certain brokers with which it is under common control, including Balentine & Company LLC or Wilmington Brokerage Services Co., each an indirect, wholly-owned subsidiary of Wilmington Trust Corporation and an affiliate of RSMC, provided that the investment adviser or sub-adviser determines that the affiliate's services and costs are comparable to those of non-affiliated, qualified brokerage firms.

In selecting and monitoring broker-dealers and negotiating commissions, the investment adviser or sub-adviser considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. A broker-dealer may be willing to furnish certain research services to the investment adviser or sub-adviser for no consideration except for standard brokerage commissions or dealer spreads. The investment adviser or sub-adviser may use such broker-dealers to effect securities transactions. In selecting a particular broker or dealer to effect transactions for the Funds, preference may be given to brokers who provide research or statistical material or other services to the Funds, to the adviser or to a sub-adviser, subject to investment adviser's and sub-advisers' duty to seek best execution.

Section 28(e) of the Securities Exchange Act of 1934 provides that the investment adviser and sub-advisers, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under
Section 28(e), the investment adviser and sub-advisers are required to make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or the investment adviser's overall responsibilities with respect to accounts as to which it exercises investment discretion." The services provided by the broker also must lawfully or appropriately assist the investment adviser or sub-adviser, as the case may be, in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a Fund may pay a higher broker commission than those available from another broker.

Research services received from broker-dealers supplement the investment adviser or sub-adviser's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indices and investment accounts; information concerning prices of securities; and information with respect to the performance, investment activities, and fees and expenses of other mutual funds.

Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communications of trade information, the providing of equipment used to communicate research information and the providing of specialized consultations with the investment adviser or sub-adviser's personnel with respect to computerized systems and data furnished to the investment adviser or sub-adviser as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information. The outside research assistance is useful to the investment adviser and sub-advisers since the broker-dealers used by the investment adviser and sub-advisers tend to follow a broad universe of securities and the research provided by such broker-dealers may provide the investment adviser and sub-advisers with a diverse perspective on financial markets. Research services provided to the investment adviser or sub-adviser by broker-dealers are available for the benefit of all accounts managed or advised by the investment adviser or sub-adviser or by their respective affiliates. The investment adviser and sub-advisers cannot readily determine the extent to which spreads or commission rates or net prices charged by brokers or dealers reflect the value of their research, analysis, advice and similar services. However, the investment adviser or sub-advisers will not direct fund transactions to dealers solely on the basis of research services provided.

ALLOCATION OF FUND TRANSACTIONS. Some of the investment adviser's or sub-advisers' other clients have investment objectives and programs similar to that of the Funds. Occasionally, recommendations made to other clients may result in their purchasing or selling securities simultaneously with the Funds. Consequently, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the policy of the investment adviser and sub-advisers not to favor one client over another in making recommendations or in placing orders. In the event of a simultaneous transaction, purchases or sales are averaged as to price, transaction costs are allocated between a Fund and other clients participating in the transaction on a pro rata basis and purchases and sales are normally allocated between the Fund and the other clients as to amount according to a formula determined prior to the execution of such transactions.

                       CAPITAL STOCK AND OTHER SECURITIES

Each of the Funds offers Institutional and Investor Shares classes. In addition, the Cap Funds issue the Service Shares class. The shares of each Fund, when issued and paid for in accordance with the prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

The separate classes of shares each represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that
(i) Investor Shares pay Rule 12b-1 distribution expenses (and have exclusive voting rights with respect to the Rule 12b-1 Plan pursuant to which the distribution fee may be paid), and (ii) the Service Shares pay a shareholder service fee of 0.25% of the average net assets of the Service Shares. The net income attributable to Investor or Service Shares and the dividends payable on such shares will be reduced by the amount of any shareholder service or Rule 12b-1 distribution fees; accordingly, the net asset value of the Investor and Service Shares will be reduced by such amount to the extent the Fund has undistributed net income.

Shares of a Fund entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable. Each Fund and class takes separate votes on matters affecting only that Fund or class thereof. For example, a change in the fundamental investment policies for a Fund would be voted upon only by shareholders of that Fund.

The Funds do not hold annual meetings of shareholders. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of a Fund's outstanding shares.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE OF SHARES. Information regarding the purchase of shares is discussed in the "Purchase of Shares" section of the prospectus. Additional methods to purchase shares are as follows:

Individual Retirement Accounts: You may purchase shares of the Funds for a tax-deferred retirement plan such as an individual retirement account ("IRA"). To order an application for an IRA and a brochure describing a Fund IRA, call the transfer agent at (800) 336-9970. PFPC Trust Company, as custodian for each IRA account receives an annual fee of $10 per account, paid directly to PFPC Trust Company by the IRA shareholder. If the fee is not paid by the due date, the appropriate number of Fund shares owned by the IRA will be redeemed automatically as payment.

Automatic Investment Plan: You may purchase Fund shares through an Automatic Investment Plan ("AIP"). Under the AIP, the transfer agent, at regular intervals, will automatically debit your bank checking account in an amount of $50 or more (after the $1,000 minimum initial investment). You may elect to invest the specified amount monthly, bimonthly, quarterly, semiannually or annually. The purchase of Fund shares will be effected at their offering price at the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern time), on or about the 20th day of the month. For an application for the Automatic Investment Plan, check the appropriate box of the application or call the transfer agent at (800) 336-9970. This service is generally not available for Wilmington Trust's trust account clients, since similar services are provided through Wilmington Trust. This service also may not be available for Service Organization clients who are provided similar services through those organizations.

Payroll Investment Plan: The Payroll Investment Plan ("PIP") permits you to make regularly scheduled purchases of Fund shares through payroll deductions. To open a PIP account, you must submit a completed account application, payroll deduction form and the minimum initial deposit to your employer's payroll department. Then, a portion of your paychecks will automatically be transferred to your PIP account for as long as you wish to participate in the plan. It is the sole responsibility of your employer, not the Trust, the Distributor, the investment adviser or the transfer agent, to arrange for transactions under the PIP. The Trust reserves the right to vary its minimum purchase requirements for employees participating in a PIP.

REDEMPTION OF SHARES. Information regarding the redemption of shares is discussed in the "Redemption of Shares" section of the prospectus. Additional methods to redeem shares are as follows:

By Wire: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Fund account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the bank account that you have designated to receive amounts redeemed at any time. Any request to change the bank account designated to receive redemption proceeds should be accompanied by a guarantee of the shareholder's signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the bank account is registered. Further documentation will be required to change the designated bank account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares.

Systematic Withdrawal Plan: If you own shares of a Fund with a value of $10,000 or more you may participate in the Systematic Withdrawal Plan ("SWP"). Under the SWP, you may automatically redeem a portion of your account monthly, bimonthly, quarterly, semiannually or annually. The minimum withdrawal available is $100. The redemption of Fund shares will be effected at the NAV determined on or about the 25th day of the month. This service is generally not available for Wilmington Trust's trust accounts or certain Service Organizations, because a similar service is provided through those organizations.

Additional Information Regarding Redemptions: To ensure proper authorization before redeeming shares of the Funds, the transfer agent may require additional documents such as, but not restricted to, stock powers, trust instruments, death certificates, appointments as fiduciary, certificates of corporate authority and waivers of tax required in some states when settling estates.

Clients of Wilmington Trust who have purchased shares through their trust accounts at Wilmington Trust and clients of Service Organizations who have purchased shares through their accounts with those Service Organizations should contact Wilmington Trust or the Service Organization prior to submitting a redemption request to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, other organization, trust, fiduciary or other institutional investor, RSMC requires, in addition to the stock power, certified evidence of authority to sign the necessary instruments of transfer. THESE PROCEDURES ARE FOR THE PROTECTION OF

SHAREHOLDERS AND SHOULD BE FOLLOWED TO ENSURE PROMPT PAYMENT. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within 7 days of acceptance of shares tendered for redemption. Delay may result if the purchase check has not yet cleared, but the delay will be no longer than required to verify that the purchase check has cleared, and the Trust will act as quickly as possible to minimize delay.

The value of shares redeemed may be more or less than the shareholder's cost, depending on the net asset value at the time of redemption. Redemption of shares may result in tax consequences (gain or loss) to the shareholder, and the proceeds of a redemption may be subject to backup withholding.

A shareholder's right to redeem shares and to receive payment therefore may be suspended when (a) the Exchange is closed, other than customary weekend and holiday closings, (b) trading on the Exchange is restricted, (c) an emergency exists as a result of which it is not reasonably practicable to dispose of a Fund's securities or to determine the value of a Fund's net assets, or (d) ordered by a governmental body having jurisdiction over a Fund for the protection of the Fund's shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether a condition described in (b), (c) or (d) exists. In case of such suspension, shareholders of the affected Fund may withdraw their requests for redemption or may receive payment based on the net asset value of the Fund next determined after the suspension is lifted.

Each Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part with readily marketable securities (redemption "in-kind") chosen by the Fund and valued in the same way as they would be valued for purposes of computing the net asset value of the applicable Fund. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the applicable Fund for any one shareholder during any 90-day period. This election is irrevocable unless the SEC permits its withdrawal.

PRICING OF SHARES. For each Fund the net asset value per share is determined by dividing the value of the Fund's net assets by the total number of Fund shares outstanding. This determination is made by PFPC, as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern time) each day the Fund is open for business. The Fund is only open on days when the Exchange and the transfer agent are open for business.

In valuing the Fund's assets, a security listed on an exchange (and not subject to restrictions against sale by a Fund on an Exchange) will be valued at its last sale price on the Exchange on the day the security is valued. Securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sale price. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by a Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers' National Market System, for which there have been sales of such securities on such day, shall be valued at the official closing price on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the NASDAQ Stock Market System, but not listed on the National Market System, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market System and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) will be valued at fair value as determined in good faith under the direction of the Board of Trustees although the actual calculation may be done by others. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days and on which the International Fund's net asset value is not calculated and investors will be unable to buy or sell shares of the Fund. Calculation of the Fund's net asset value does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the International Fund's net asset value is calculated, such securities may be valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

                                   DIVIDENDS

Dividends, if any, from the Funds' net investment income and distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by each Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders quarterly.

A dividend or distribution paid by a Fund has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes.

                             TAXATION OF THE FUNDS

GENERAL. Each Fund is treated as a separate corporation for federal income tax purposes. Each Fund intends to qualify to be classified under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") as a "regulated investment company" ("RIC"). To qualify or continue to qualify for treatment as a RIC under the Code, Each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income (generally dividends (without regard to the dividends received distribution), interest, net short-term capital gain and net gains from certain foreign currency transactions) and at least 90% of its net income from tax-exempt obligations (the "Distribution Requirement") as well as meet several additional requirements. These requirements include, among others, the following: (1) each Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to its business of investing in such stock securities or those currencies; (2) at the close of each quarter of each Fund's taxable year, at least 50% of the value of its total assets must be represented by cash, cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of each Fund's total assets and that does not represent more than 10% of such issuer's outstanding voting securities; and (3) at the close of each quarter of each Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of any two or more issuers that each Fund controls and which are determined to be in the same trade or business or similar or related trades or businesses.

To the extent each Fund qualifies for treatment as a RIC, each Fund will not be subject to federal income tax on ordinary income and net capital gains paid to shareholders in the form of dividends or capital gain distributions. Each Fund has elected to be treated as a RIC under the Code and intends to qualify as such for each future year.

If a Fund failed to qualify for treatment as a RIC in any taxable year, it would be subject to federal income tax on its taxable income at corporate income tax rates without reduction for distributions paid to shareholders and all distributions from earnings and profits, including any distributions from net capital gain (the excess of net long-term capital gain over net short-term capital loss), would be taxable to its shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before qualifying again for RIC treatment.

Each Fund will be subject to a nondeductible 4% excise tax (the "Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all (at least 98%) of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Each Fund's gains or losses on sales of securities will be long-term capital gains or losses if the securities have been held by a Fund for more than twelve months and short-term capital gains or losses if not so held. A Fund will be taxed on the amount of its undistributed net capital gain over the amount of its deduction for dividends paid, determined with reference to capital gain dividends only. A Fund is permitted to elect to include all or a portion of such undistributed net capital gain in the income of its shareholders on the last day of its taxable year. In such case the shareholder is given credit for the tax that the RIC paid and is entitled to increase its basis by the difference between the amount of includable gain and tax deemed paid. Currently, an individual's maximum tax rate on long-term capital gains is 15%. A capital gain dividend is treated by the shareholders as a long-term capital gain regardless of how long the investor has owned shares in a Fund and is not eligible for the dividend received deduction for corporate shareholders. If a Fund invests in any instruments that generate taxable income, under the circumstances described in the prospectus, distributions of the investment company income will be taxable to its shareholders as ordinary income to the extent of its earnings and profits, whether paid in cash or reinvested in additional shares. If such distribution to its shareholders is in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution will be treated by each shareholder as a return of capital to the extent of the shareholder's tax basis and thereafter as capital gain. If a Fund realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders and treated as a capital gain. If a Fund invests in equity investments and the Fund makes distributions, the portion designated as qualified dividend income will be taxed at the same rate as long-term capital gains through 2008.

Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by a Fund and received by the shareholders on December 31 of that year if they are paid by a Fund during the following January. Accordingly, such distributions will be taxed to the shareholders for the year in which that December 31 falls, regardless of whether it is paid in January of the following year.

Investors should be aware that if Fund shares are purchased shortly before the record date for any dividend (other than an exempt-interest dividend) or capital gain distribution, the shareholder will pay full price for the shares and will receive some portion of the price back as a taxable distribution.

Upon a sale, exchange (whether or not for shares of another fund) or redemption of a shareholder's shares, the shareholder will realize taxable gain or loss depending upon such shareholder's basis in the shares. The gain or loss will be long-term capital gain or loss if the shares have been held for more than one year and short-term capital gain or loss if held for one year or less. Any loss realized on a sale or redemption of shares will be disallowed to the extent the shares are purchased within a period of 61 days, beginning 30 days before and ending 30 days after the shares are bought or sold. Any loss realized by a shareholder on the redemption or sale of shares held by the shareholder for six months or less will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions (or undistributed capital gain) to that shareholder with respect to those shares and are disallowed to the extent of any distributions of exempt-interest dividends received with respect to such shares. Capital losses are deductible only against capital gains except for individuals, who may deduct up to $3,000 against any income.

It is anticipated that all or a portion of the dividends from the net investment income of a Fund will qualify for the dividends-received deduction allowed to corporations. Corporate shareholders of a Fund are generally entitled to take the dividends received deduction with respect to all or a portion of the ordinary income dividends paid, to the extent of a Fund's qualifying dividend income. The qualifying portion may not exceed the aggregate dividends received by a Fund from taxable U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax ("AMT"). Moreover, the dividends-received deduction will be reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed and will be eliminated if those shares are deemed to have been held for less than 46 days. Distributions of net short-term capital gain and net capital gain are not eligible for the dividends-received deduction. Individual shareholders who received qualified dividend income will be taxed on such qualified dividend income at long-term capital gain rates. Qualified dividend income generally means dividend income received (1) from a domestic corporation or (2) from certain foreign corporations in limited instances.

Each Fund will inform shareholders within 60 days after their fiscal year-end of the percentage of its dividends designated as (i) qualifying for the dividends received deduction and (ii) qualified dividend income taxable as net capital gain.

FOREIGN SECURITIES. Dividends and interest received, and gains realized, by a Fund may be subject to income, withholding or other taxes imposed by foreign countries or U.S. possessions (collectively, "foreign taxes") that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. It is impossible to determine the rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.

If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, a Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to benefit from any foreign tax credit or deduction that is available with respect to foreign taxes paid by a Fund. If the election is made, a Fund will treat those taxes as dividends paid to its shareholders and each shareholder (1) will be required to include in gross income, and treat as paid by the shareholder, a proportionate share of those taxes, (2) will be required to treat such proportionate share of those taxes and of any dividend paid by a Fund that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources and (3) may either deduct the taxes deemed paid by the shareholder in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. Each Fund will report to its shareholders within 60 days after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions, as well as the amount of foreign taxes that are not allocable as a credit, if it makes this election. If a Fund makes this election, individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes all of which is included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

Each Fund may invest in the stock of passive foreign investment companies ("PFICs"). A PFIC is a foreign corporation - other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which a Fund is a U.S. shareholder -- that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Fund acquires stock in a PFIC and holds the stock beyond the end of the year of acquisition, a Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if a Fund distributes the PFIC income as a taxable dividend to its shareholders. In general, an excess distribution is the excess (if any) of (i) the amount of distributions received by a PFIC stockholder during the taxable year; over (ii) 125% of the average amount received during the preceding three years (or, if shorter, the holding period). The balance of the PFIC income will be included in a Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.

If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, a Fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund by the QEF; those amounts most likely would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. It may be very difficult, if not impossible, to make this election because of certain requirements thereof.

Each Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over a Fund's adjusted basis therein as of the end of each year. Pursuant to the election, a Fund also will be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by a Fund for prior taxable years. A Fund's adjusted basis in each PFIC's stock subject to the election will be adjusted to reflect the amounts of income included and deductions taken thereunder. Under the PFIC rules, mark to market gains are treated as an excess distribution (as ordinary income). Any mark to market gain may have to be distributed by a Fund (even though no cash is received) to satisfy the Distribution Requirement and avoid imposition of the Excise Tax.

HEDGING TRANSACTIONS. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations) and gains from options, futures and foreign currency contracts derived by a Fund with respect to its business of investing in securities qualify as permissible income under the source of income requirement. The complex tax rules affecting hedging strategies may affect the character, amount and timing of distributions to shareholders and may cause a Fund to satisfy the Distribution Requirement even though no cash was received for the income event.

SHORT SALES. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in a Fund's hands. Except in certain situations, special rules would generally treat the gains on short sales as short-term capital gains and would terminate the running of the holding period of "substantially identical property" held by a Fund. Moreover, a loss on a short sale will be treated as a long-term loss if, on the date of the short sale, "substantially identical property" held by a Fund has a long-term holding period.

STRADDLES. Code Section 1092 (dealing with straddles) also may affect the taxation of options, futures and forward contracts in which a Fund may invest.
Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options, futures and forward contracts are personal property. Under Section 1092, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle.
Section 1092 also provides certain "wash sale" rules (described above), which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles, which would defer the loss. If a Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made.

CONSTRUCTIVE SALE. If a Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, a Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by a Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

BACKUP WITHHOLDING. Each Fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury, the withheld amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to "backup withholding;" or
(4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Each Fund will provide an information return to shareholders describing the federal tax status of the dividends paid by a Fund during the preceding year within 60 days after the end of each year as required by present tax law. Individual shareholders will receive Form 1099-DIV and Form1099-B as required by present tax law during January of each year. If a Fund makes a distribution after the close of its fiscal year which is attributable to income or gains earned in such earlier fiscal year, then a Fund shall send a notice to its shareholders describing the amount and character of such distribution within 60 days after the close of the year in which the distribution is made. Shareholders should consult their tax advisers concerning the state or local taxation of such dividends, and the federal, state and local taxation of capital gains distributions.

The foregoing federal tax discussion is a general summary included for general informational purposes only and is not to be relied upon as tax advice. Each shareholder is advised to consult his/her own tax advisor with respect to the specific tax consequences of an investment in a Fund, including the effect and applicability of state, local, foreign and other tax laws and the possible effects of changes in federal or other tax laws.

This summary does not address any potential foreign, state or local tax consequences of an investment in a Fund. Shareholders may be subject to state and local taxes on distributions from a Fund in addition to federal income tax. Shareholders are urged to consult their tax advisors regarding specific questions relating to federal, state and local taxes.

                              FINANCIAL STATEMENTS

Audited financial statements and financial highlights of the Large Cap Fund, the Mid Cap Fund, the Small Cap Fund, the Real Estate Fund and the International Fund for the fiscal year ended June 30, 2004, are set forth in the Annual Reports to shareholders, including the notes thereto and the report of ______ thereon. Unaudited financial statements and financial highlights of these Funds for the period ended December 31, 2004 are set forth in the Semi-Annual Reports to shareholders, including the notes thereto. The Annual and Semi-Annual Reports are incorporated herein by reference.

                                   APPENDIX A

            OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES

REGULATION OF THE USE OF OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. As discussed in the prospectus, the adviser or the sub-advisers may engage in certain options, futures and forward currency contract strategies for certain bona fide hedging, risk management or other portfolio management purposes. Certain special characteristics of and risks associated with using these strategies are discussed below. Use of options, futures and forward currency contracts is subject to applicable regulations and/or interpretations of the SEC and the several options and futures exchanges upon which these instruments may be traded. The Board of Trustees has adopted investment guidelines (described below) reflecting these regulations.

In addition to the products, strategies and risks described below and in the prospectus, the adviser expects to discover additional opportunities in connection with options, futures and forward currency contracts. These new opportunities may become available as new techniques develop, as regulatory authorities broaden the range of permitted transactions and as new options, futures and forward currency contracts are developed. These opportunities may be utilized to the extent they are consistent with each Fund's investment objective and limitations and permitted by applicable regulatory authorities. The registration statement for the Funds will be supplemented to the extent that new products and strategies involve materially different risks than those described below and in the prospectus.

COVER REQUIREMENTS. No Fund will use leverage in their options, futures, and in the case of the International Multi-Manager and Real Estate Fund, its forward currency contract strategies. Accordingly, a Fund will comply with guidelines established by the SEC with respect to coverage of these strategies by either
(1) setting aside cash or liquid, unencumbered, daily marked-to-market securities in one or more segregated accounts with the custodian in the prescribed amount; or (2) holding securities or other options or futures contracts whose values are expected to offset ("cover") their obligations thereunder. Securities, currencies, or other options or futures contracts used for cover cannot be sold or closed out while these strategies are outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover involving a large percentage of a Fund's assets could impede portfolio management, or a Fund's ability to meet redemption requests or other current obligations.

OPTIONS STRATEGIES. With the exception of the International Fund and Real Estate Fund, a Fund may purchase and write (sell) only those options on securities and securities indices that are traded on U.S. exchanges. Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange, on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction. The International Fund and Real Estate Fund may purchase and write (sell) options only on securities and securities indices that are traded on foreign exchanges.

Each Fund may purchase call options on securities in which it is authorized to invest in order to fix the cost of a future purchase. Call options also may be used as a means of enhancing returns by, for example, participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to a Fund to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and a Fund either sells or exercises the option, any profit eventually realized would be reduced by the premium paid.

Each Fund may purchase put options on securities that it holds in order to hedge against a decline in the market value of the securities held or to enhance return. The put option enables a Fund to sell the underlying security at the predetermined exercise price; thus, the potential for loss to a Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit a Fund realizes on the sale of the security is reduced by the premium paid for the put option less any amount for which the put option may be sold.

Each Fund may on certain occasions wish to hedge against a decline in the market value of securities that it holds at a time when put options on those particular securities are not available for purchase. At those times, a Fund may purchase a put option on other carefully selected securities in which it is authorized to invest, the values of which historically have a high degree of positive correlation to the value of the securities actually held. If the adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the securities being hedged. However, the correlation between the two values may not be as close in these transactions as in transactions in which a Fund purchases a put option on a security that it holds. If the value of the securities underlying the put option falls below the value of the portfolio securities, the put option may not provide complete protection against a decline in the value of the portfolio securities.

Each Fund may write covered call options on securities in which it is authorized to invest for hedging purposes or to increase return in the form of premiums received from the purchasers of the options. A call option gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the exercise price during the option period. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by a Fund declines, the amount of the decline will be offset wholly or in part by the amount of the premium received by a Fund. If, however, there is an increase in the market price of the underlying security and the option is exercised, a Fund will be obligated to sell the security at less than its market value.

Each Fund may also write covered put options on securities in which it is authorized to invest. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. If the put option is not exercised, a Fund will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying securities would decline below the exercise price less the premiums received, in which case a Fund would expect to suffer a loss.

Each Fund may purchase put and call options and write covered put and call options on indices in much the same manner as the more traditional options discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. An index assigns values to the securities included in the index and fluctuates with changes in such values. Settlements of index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of an index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities in which a Fund invests. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the composition of indices on which options are purchased or written.

Each Fund may purchase and write covered straddles on securities or indices. A long straddle is a combination of a call and a put purchased on the same security where the exercise price of the put is less than or equal to the exercise price on the call. A Fund would enter into a long straddle when the adviser believes that it is likely that prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and a put written on the same security where the exercise price on the put is less than or equal to the exercise price of the call where the same issue of the security is considered "cover" for both the put and the call. A Fund would enter into a short straddle when the adviser believes that it is unlikely that prices will be as volatile during the term of the options as is implied by the option pricing. In such case, a Fund will earmark or segregate cash and/or liquid, unencumbered securities in an account with its custodian equivalent in value to the amount, if any, by which the put is "in-the-money," that is, that amount by which the exercise price of the put exceeds the current market value of the underlying security. Because straddles involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Each Fund may purchase put and call warrants with values that vary depending on the change in the value of one or more specified indices ("index warrants"). An index warrant is usually issued by a bank or other financial institution and gives a Fund the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer of the warrant based on the value of the underlying index at the time of exercise. In general, if a Fund holds a call warrant and the value of the underlying index rises above the exercise price of the warrant, a Fund will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if a Fund holds a put warrant and the value of the underlying index falls, a Fund will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. A Fund holding a call warrant would not be entitled to any payments from the issuer at any time when the exercise price is greater than the value of the underlying index; a Fund holding a put warrant would not be entitled to any payments when the exercise price is less than the value of the underlying index. If a Fund does not exercise an index warrant prior to its expiration, then a Fund loses the amount of the purchase price that it paid for the warrant.

Each Fund will normally use index warrants as it may use index options. The risks of a Fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit a Fund's ability to exercise the warrants at any time or in any quantity.

OPTIONS GUIDELINES. In view of the risks involved in using the options strategies described above, each Fund has adopted the following investment guidelines to govern its use of such strategies; these guidelines may be modified by the Board of Trustees without shareholder approval:

1. each Fund will write only covered options, and each such option will remain covered so long as a Fund is obligated thereby; and

2. no Series will write options (whether on securities or securities indices) if aggregate exercise prices of previous written outstanding options, together with the value of assets used to cover all outstanding positions, would exceed 25% of its total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. If a Fund wishes to terminate its obligation to purchase or sell securities under a put or a call option it has written, a Fund may purchase a put or a call option of the same series (that is, an option identical in its terms to the option previously written). This is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities under a call or put option it has purchased, a Fund may sell an option of the same series as the option held. This is known as a closing sale transaction. Closing transactions essentially permit a Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. If a Fund is unable to effect a closing purchase transaction with respect to options it has acquired, a Fund will have to allow the options to expire without recovering all or a portion of the option premiums paid. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, a Fund will not be able to sell the underlying securities or dispose of assets used as cover until the options expire or are exercised, and a Fund may experience material losses due to losses on the option transaction itself and in the covering securities.

In considering the use of options to enhance returns or for hedging purposes, particular note should be taken of the following:

1. The value of an option position will reflect, among other things, the current market price of the underlying security or index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, and general market conditions. For this reason, the successful use of options depends upon the adviser's ability to forecast the direction of price fluctuations in the underlying securities markets or, in the case of index options, fluctuations in the market sector represented by the selected index.

2. Options normally have expiration dates of up to three years. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. The exercise price of the options may be below, equal to or above the current market value of the underlying security or index. Purchased options that expire unexercised have no value. Unless an option purchased by a Fund is exercised or unless a closing transaction is effected with respect to that position, a Fund will realize a loss in the amount of the premium paid and any transaction costs.

3. A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Although a Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. A liquid market may be absent if: (i) there is insufficient trading interest in the option; (ii) the exchange has imposed restrictions on trading, such as trading halts, trading suspensions or daily price limits; (iii) normal exchange operations have been disrupted; or (iv) the exchange has inadequate facilities to handle current trading volume.

4. With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security. Index options are settled exclusively in cash for the net amount, if any, by which the option is "in-the-money" (where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. If a Fund writes a call option on an index, a Fund will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the call option itself and thus will not know the amount of cash payable upon settlement. If a Fund holds an index option and exercises it before the closing index value for that day is available, a Fund runs the risk that the level of the underlying index may subsequently change.

5. A Fund's activities in the options markets may result in a higher Series turnover rate and additional brokerage costs; however, a Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

FUTURES AND RELATED OPTIONS STRATEGIES. Each Fund may engage in futures strategies for certain non-trading bona fide hedging, risk management and portfolio management purposes.

Each Fund may sell securities index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of a Fund's securities holdings. To the extent that a portion of a Fund's holdings correlate with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if a Fund correctly anticipates a general market decline and sells index futures to hedge against this risk, the gain in the futures position should offset some or all of the decline in the value of a Fund's holdings. An Series may purchase index futures contracts if a significant market or market sector advance is anticipated. Such a purchase of a futures contract would serve as a temporary substitute for the purchase of the underlying securities, which may then be purchased, in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that a Fund intends to purchase. A rise in the price of the securities should be in part or wholly offset by gains in the futures position.

As in the case of a purchase of an index futures contract, a Fund may purchase a call option on an index futures contract to hedge against a market advance in securities that a Fund plans to acquire at a future date. A Fund may write covered put options on index futures as a partial anticipatory hedge, and may write covered call options on index futures as a partial hedge against a decline in the prices of securities held by a Fund. This is analogous to writing covered call options on securities. A Fund also may purchase put options on index futures contracts. The purchase of put options on index futures contracts is analogous to the purchase of protective put options on individual securities where a level of protection is sought below which no additional economic loss would be incurred by a Fund.

The International Fund and Real Estate Fund may sell foreign currency futures contracts to hedge against possible variations in the exchange rates of foreign currencies in relation to the U.S. dollar. In addition, a Fund may sell foreign currency futures contracts when a sub-adviser anticipates a general weakening of foreign currency exchange rates that could adversely affect the market values of a Fund's foreign securities holdings. In this case, the sale of futures contracts on the underlying currency may reduce the risk to a Fund of a reduction in market value caused by foreign currency exchange rate variations and, by so doing, provide an alternative to the liquidation of securities positions and resulting transaction costs. When a sub-adviser anticipates a significant foreign currency exchange rate increase while intending to invest in a security denominated in that currency, a Fund may purchase a foreign currency futures contract to hedge against that increase pending completion of the anticipated transaction. Such a purchase would serve as a temporary measure to protect a Fund against any rise in the foreign exchange rate that may add additional costs to acquiring the foreign security position. A Fund may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. A Fund may purchase a call option on a foreign currency futures contract to hedge against a rise in the foreign exchange rate while intending to invest in a security denominated in that currency. A Fund may purchase put options on foreign currency futures contracts as a partial hedge against a decline in the foreign exchange rates or the value of its foreign portfolio securities. A Fund may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities.

FUTURES AND RELATED OPTIONS GUIDELINES. In view of the risks involved in using the futures strategies that are described above, each Fund has adopted the following investment guidelines to govern its use of such strategies. The Board of Trustees may modify these guidelines without shareholder vote.

1. Each Fund will engage only in covered futures transactions, and each such transaction will remain covered so long as a Fund is obligated thereby.

2. No Series will write options on futures contracts if aggregate exercise prices of previously written outstanding options (whether on securities or securities indices), together with the value of assets used to cover all outstanding futures positions, would exceed 25% of its total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF FUTURES AND RELATED OPTIONS TRADING. No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, a Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker through whom the transaction is effected, or earmark an amount of cash, U.S. Government securities or other liquid instruments generally equal to 10% or less of the contract value. This amount is known as "initial margin." When writing a call or a put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not involve borrowing to finance the futures transactions. Rather, initial margin on a futures contract is in the nature of a performance bond or good-faith deposit on the contract that is returned to a Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by a futures exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures or options position varies, a process known as "marking to market." For example, when a Fund purchases a contract and the value of the contract rises, a Fund receives from the broker a variation margin payment equal to that increase in value. Conversely, if the value of the futures position declines, a Fund is required to make a variation margin payment to the broker equal to the decline in value. Variation margin does not involve borrowing to finance the futures transaction, but rather represents a daily settlement of a Fund's obligations to or from a clearing organization.

Buyers and sellers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing an offsetting contract or option. Futures contracts or options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures contracts or options.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for a Fund to close a position and, in the event of adverse price movements, a Fund would have to make daily cash payments of variation margin (except in the case of purchased options). However, if futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

In considering a Fund's use of futures contracts and related options, particular note should be taken of the following:

1. Successful use by a Fund of futures contracts and related options will depend upon the adviser's ability to predict movements in the direction of the securities markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not only to the current price level of the underlying securities, but also to anticipated price levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract will not correlate with the movements in the prices of the securities being hedged. For example, if the price of an index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, the advantage may be partially offset by losses in the futures position. In addition, if a Fund has insufficient cash, it may have to sell assets to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect a rising market. Consequently, a Fund may need to sell assets at a time when such sales are disadvantageous to a Fund. If the price of the futures contract moves more than the price of the underlying securities, a Fund will experience either a loss or a gain on the futures contract that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.

2. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures position and the securities being hedged, movements in the prices of futures contracts may not correlate perfectly with movements in the prices of the hedged securities due to price distortions in the futures market. There may be several reasons unrelated to the value of the underlying securities that cause this situation to occur. First, as noted above, all participants in the futures market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities and the futures markets may occur. Second, because the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market. Such speculative activity in the futures market also may cause temporary price distortions. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts over the short term. In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

3. Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although each Fund intends to purchase and sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, a Fund would continue to be required to make variation margin payments.

4. Like options on securities, options on futures contracts have limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that such markets for all options on futures contracts will develop.

5. Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when a Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund when the use of a futures contract would not, such as when there is no movement in the level of the underlying index value or the securities or currencies being hedged.

6. As is the case with options, a Fund's activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions. However, a Fund also may save on commissions by using futures contracts or options thereon as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

HEDGING STRATEGIES. The International Fund' and Real Estate Fund' sub-advisers may use forward currency contracts, options and futures contracts and related options to attempt to hedge securities held by a Fund. There can be no assurance that such efforts will succeed. Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investment.

The International Fund and Real Estate Fund may enter into forward currency contracts either with respect to specific transactions or with respect to a Fund's positions. When a sub-adviser believes that a particular currency may decline compared to the U.S. dollar, a Fund may enter into a forward contract to sell the currency that the sub-adviser expects to decline in an amount approximating the value of some or all of a Fund's securities denominated in that currency. Such contracts may only involve the sale of a foreign currency against the U.S. dollar. In addition, when a Fund anticipates purchasing or selling a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which a currency exchange transaction related to the purchase or sale will be made.

The International Fund and Real Estate Fund also may sell (write) and purchase put and call options and futures contracts and related options on foreign currencies to hedge against movements in exchange rates relative to the U.S. dollar. In addition, a Fund may write and purchase put and call options on securities and stock indices to hedge against the risk of fluctuations in the prices of securities held by a Fund or which the adviser or a sub-adviser intends to include in the portfolio. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. A Fund also may sell and purchase stock index futures contracts and related options to protect against a general stock market decline that could adversely affect a Fund's securities or to hedge against a general stock market or market sector advance to lessen the cost of future securities acquisitions. A Fund may use interest rate futures contracts and related options thereon to hedge the debt portion of its portfolio against changes in the general level of interest rates.

The International Fund and Real Estate Fund will not enter into an options, futures or forward currency contract transaction that exposes a Fund to an obligation to another party unless a Fund either (i) owns an offsetting ("covered") position in securities, currencies, options, futures or forward currency contracts or (ii) has cash, receivables and liquid securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (i) above.

SPECIAL RISKS RELATED TO FOREIGN CURRENCY OPTIONS AND FUTURES CONTRACTS. Options and futures contracts on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. The value of a foreign currency option or futures contract depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the International Fund' and Real Estate Fund' position in a foreign currency option or currency contract may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options or futures transactions, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (that is, less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options or futures markets until they reopen.

As with other options and futures positions, the International Fund' and Real Estate Fund' ability to establish and close out such positions in foreign currencies is subject to the maintenance of a liquid secondary market. Trading of some such positions is relatively new. Although a Fund will not purchase or write such positions unless and until, in the adviser's or the sub-adviser's opinion, the market for them has developed sufficiently to ensure that the risks in connection with such positions are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option or futures contract at any specific time. Moreover, no Series will enter into OTC options that are illiquid if, as a result, more than 15% of its net assets would be invested in illiquid securities.

Settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, a Fund must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents, and it may be required to pay any fees, taxes and charges associated with such delivery that are assessed in the issuing country.

FORWARD CURRENCY CONTRACTS. The International Fund and Real Estate Fund may use forward currency contracts to protect against uncertainty in the level of future foreign currency exchange rates.

The Series may enter into forward currency contracts with respect to specific transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds or anticipates purchasing, a Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

The Series also may hedge by using forward currency contracts in connection with portfolio positions to lock in the U.S. dollar value of those positions or to increase its exposure to foreign currencies that the adviser or the sub-advisers believe may rise in value relative to the U.S. dollar. For example, when the adviser or the sub-advisers believe that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of a Fund's securities holdings denominated in such foreign currency.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the security holding if the market value of the security exceeds the amount of foreign currency a Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements might not be accurately predicted, causing a Fund to sustain losses on these contracts and transaction costs. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, the adviser and the sub-advisers believe that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

At or before the maturity date of a forward contract requiring a Fund to sell a currency, a Fund may either sell a security holding and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which a Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Fund would realize a gain or loss as a result of entering into such an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

The cost to a Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

SWAP AGREEMENTS. The International Fund and Real Estate Fund may enter into swaps relating to indices, currencies, interest rates, and equity interests. A swap transaction is an agreement between a Fund and a counter party to act in accordance with the terms of the swap contract. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Index swaps involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock.

The Series may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. Swaps have special risks including possible default by the counter party to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

SPECIAL RISKS RELATED TO SWAP AGREEMENTS. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that a Fund is contractually obligated to make or receive. If the counter party to a swap defaults, a Fund's risk of loss consists of the net amount of payments that a Fund is contractually entitled to receive. A Fund will segregate an amount of cash or other liquid securities having a value equal to the accrued excess of its obligations over entitlements with respect to each swap on a daily basis.

Whether the use of swap agreements will be successful in furthering a Fund's investment objective will depend on the Adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Certain swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter party. A Fund will minimize this risk by entering into agreements that mark to market no less frequently than quarterly. In addition, a Fund will enter into swap agreements only with counter parties that would be eligible for consideration as repurchase agreement counter parties under a Fund's repurchase agreement guidelines. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

                                   APPENDIX B

                             DESCRIPTION OF RATINGS

Moody's, S&P and Fitch are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody's, S&P and Fitch to the securities in which the Funds' corresponding Series may invest is discussed below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. The advisers and sub-advisers attempt to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. In that event, an adviser or sub-adviser will consider whether it is in the best interest of a Fund to continue to hold the securities.

MOODY'S RATINGS

CORPORATE AND MUNICIPAL BONDS.

Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than the Aaa securities.

A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

CORPORATE AND MUNICIPAL COMMERCIAL PAPER. The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

     -    Leading market positions in well-established industries.

     -    High rates of return on funds employed.

     - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

MUNICIPAL NOTES. The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2" and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable-rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing. Notes rated "MIG 2" or "VMIG 2" are of high quality, with margins of protection that are ample although not so large as in the preceding group. Notes rated "MIG 3" or "VMIG 3" are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well established.

                                   S&P RATINGS

CORPORATE AND MUNICIPAL BONDS.

AAA: Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay interest and repay principal.

AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

CORPORATE AND MUNICIPAL COMMERCIAL PAPER. The "A-1" rating for corporate and municipal commercial paper indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be rated "A-1+."

MUNICIPAL NOTES. The "SP-1" rating reflects a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be rated "SP-1+." The "SP-2" rating reflects a satisfactory capacity to pay principal and interest.

FITCH RATINGS

DESCRIPTION OF FITCH'S HIGHEST STATE AND MUNICIPAL NOTES RATING.

AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

F-1+ - Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 - Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                                   APPENDIX C

                                   APPENDIX C

                PROXY POLICIES, PROCEDURES, AND VOTING GUIDELINES

                           SPECIFIC TO WT MUTUAL FUND

                      RODNEY SQUARE MANAGEMENT CORPORATION

I.   INTRODUCTION

          On January 31, 2003, the Securities and Exchange Commission adopted a new rule and rule amendments under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), for certain registered investment advisers regarding adoption and disclosure of proxy voting policies and the preservation and disclosure of proxy voting records.

          New Rule 206(4)-6 under the Advisers Act provides that it will be a fraudulent, deceptive or manipulative act, practice, or course of business within the meaning of Section 206(4) of the Advisers Act for an investment adviser to exercise voting authority with respect to client securities unless the investment adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of clients. In addition, amendments to Rule 204-2 under the Advisers Act set forth new record-keeping requirements.

          This document has been developed in accordance with the new regulatory requirements for registered investment advisers who have implicit or explicit voting authority over client securities. For Rodney Square Management Corporation ("RSMC"), these Policies, Procedures, and Voting Guidelines are intended to form the basis for voting, recording and providing required disclosures to WT Mutual Fund (the "Fund"), RSMC's only advisory client.

          The Fund has adopted related policies and procedures to comply with similar new regulatory requirements under the Investment Company Act of 1940, as amended (the "Investment Company Act").

II.  PROXY VOTING DELEGATION

     A.   From the Fund to RSMC and Affiliate Investment Advisers:

          1. The Fund has numerous investment series, some of which are advised by RSMC, and others that are managed by different Investment Advisers who are affiliated with RSMC. In addition, portions of some investment series are managed by Sub-Advisers.

          2. Due to the nature of this master-feeder structure, the voting of proxies for securities held by the Trust has been delegated by the Board to RSMC and its affiliated Investment Advisers.

     B.   From RSMC to Wilmington Trust Company:

          1. Pursuant to a Services Agreement between RSMC and its affiliate, Wilmington Trust Company ("Wilmington Trust"), certain dual employees of RSMC and Wilmington Trust may be authorized to coordinate the casting of proxy votes on behalf of RSMC's clients, provided that the procedures and guidelines herein are followed by such individuals.

     C.   From RSMC to Sub-Advisers for the International Fund:

          1. An Investment Adviser may further delegate proxy voting responsibilities to one or more Sub-Advisers to a Portfolio if it is deemed that the Sub-Adviser(s) has the best level of expertise in a particular type of securities, or for other compelling reasons.

          2. Currently, RSMC has elected to delegate voting on behalf of the International Fund to the two Sub-Advisers currently managing portions of that series.

III. PROXY VOTING POLICIES AND PROCEDURES

     A.   General Policy Statement:

          1. Based on the premise that an issuer's Board of Directors can properly assess the best course for a company and will act in the best interests of the shareholders in pursuing maximum long-term value, proxies will generally be voted as recommended by the issuer's Board of Directors, except in cases where stockholder rights are substantially impaired, or as otherwise stated below.

          2. As new issues arise and trends develop, voting practices will be modified accordingly.

          3. Proxy voting for securities held by RSMC-advised series is conducted in accordance with Proxy Voting Guidelines set forth herein that Wilmington Trust has independently developed over time.

          4. An independent proxy service, Institutional Shareholder Services ("ISS"), provides the mechanism through which the proxies for securities held by RSMC-advised series are voted, but the voting of those proxies is directed by Wilmington Trust's proxy analyst and is entirely based on Wilmington Trust's Proxy Voting Guidelines.

          5. The proxy analyst conducts appropriate research based upon data gathered from the issuer's proxy documents, ISS research material, financial publications, and other sources.

     B.   Additions to and Deviations from Proxy Voting Guidelines:

          1. When a significant issue arises that is not addressed by Proxy Voting Guidelines currently in effect, the analyst brings it to the attention of Wilmington Trust's Securities Review Committee. The Committee determines how the proxy should be voted and such determinations may result in the adoption of a new voting guideline.

          2. If the proxy analyst perceives the presence of special circumstances that would warrant making an exception to a guideline, the analyst must refer the matter to the Securities Review Committee for final determination. The exception may then become the rule should the Committee decide that an existing guideline should be reversed in light of changing times and circumstances.

     C.   Conflicts of Interest:

          1. A potential conflict of interest may exist when RSMC or an affiliated entity has an interest that is reasonably likely to be affected by a proxy to be voted on behalf of the Fund and that could compromise RSMC's independence of judgment and action in voting the proxy in the best interests of the Fund's shareholders.

          2. In general, RSMC believes that consistently voting in accordance with the Proxy Voting Guidelines will address most anticipated conflicts of interest, as this process ensures that where there is a conflict of interest the proxy will be voted no differently than it would be voted in the absence of such conflict.

          3. Should RSMC deviate from the Proxy Voting Guidelines on a particular vote, then each matter being voted upon will be carefully assessed by the analyst and the Securities Review Committee to determine if a conflict of interest is present.

          4. In the event of a material conflict of interest, the Committee shall determine an appropriate resolution, which may include consultation with the Fund's management or Board of Trustees, analyses by independent third parties, or other means necessary to ensure and demonstrate that a proxy was voted in the best interests of Fund shareholders not affected by RSMC's or another party's conflict.

     D.   Written Analysis:

          1. Written analysis and related documentation must be retained to support (i) any conclusion as to how to cast votes with respect to changes to or deviation from current Proxy Voting Guidelines and/or (ii) the resolution of conflict of interest on a particular vote.

          2. This material should be preserved by RSMC, provided to the Fund, and maintained in the proxy voting files. However, public disclosure of such analysis is not required.

IV.  PROXY VOTING GUIDELINES AS OF FEBRUARY 20, 2004

     A.   RSMC will generally vote WITH AN ISSUER'S MANAGEMENT by voting:

          1.   For election of directors;

          2.   For appointment of auditors;

          3.   For uncontested mergers;

          4.   For proposals to establish a staggered board;

          5. For proposals to require that directors can be removed only for cause;

          6.   For proposals to increase authorized shares;

          7. For proposals to require supermajority vote for takeover-related events - provided there is a "fair price" provision., but we vote against management in the absence of such fair price provision.);

          8. For proposals to limit director liability and indemnify directors, if the proposal provides that directors would remain liable and would not be indemnified should it be determined that there was willful misconduct on their part. We do not vote in favor of indemnification if there is pending litigation against directors;

          9. For executive stock option plans, employee stock-purchase plans, and compensation-related proposals in general, except we vote against proposals to re-price options;

          10. For proposals from heretofore tax-exempt funds to remove limits on investments in securities that are not exempt from the federal alternative minimum tax;

          11. For proposals to reincorporate in tax havens like Bermuda and the Cayman Islands;

          12. As management recommends on proposals to eliminate or establish preemptive rights;

          13. As management recommends on proposals to eliminate or establish cumulative voting;

          14. Against shareholder proposals that the company not provide pension benefits to non-employee directors;

          15. Against shareholder proposals to require a shareholder vote on large issuances of voting shares to a single person or group;

          16.  Against shareholder proposals to require confidential voting;

          17. Against shareholder proposals that a majority of the Board be independent;

          18. Against shareholder proposals to subscribe to McBride Principles in Northern Ireland, or to cease doing business in countries with human rights violations.

          19.  Against shareholder proposals to limit "golden parachutes;"

          20. Against shareholder proposals to limit the money paid to the company's auditors for non-auditing services;

          21.  Against shareholder proposals to index options;

          22.  Against shareholder proposals to expense options; and

          23. With respect to mutual funds, we vote for proposals to allow mutual fund mergers to occur without shareholder vote being required, subject to the rules of the Investment Company Act of 1940.

     B.   RSMC will generally vote AGAINST AN ISSUER'S MANAGEMENT by voting:

          1. For shareholder proposals requesting that management rescind takeover-related rights plans, except we don't oppose the rights plan if it has a permitted bid provision and the provision is reasonable;

          2. For shareholder proposals to amend the by-laws of Delaware corporations to provide that they will no longer be governed by
               Section 203 of the Delaware General Corporation Law;

          3. For shareholder proposals to exclude abstentions when tabulating votes;

          4. Against proposals to establish a new class of common stock with magnified voting power;

          5. Against proposals to eliminate shareholder action by written consent;

          6. Against proposals to require that shareholder meetings can only be called by the Board of Directors. We favor provisions whereby special shareholder meetings can be called by an individual or group with at least ten percent voting power, and oppose proposals that would move the threshold away from ten percent - either higher or lower;

          7. Against proposals to authorize the Board to adopt, amend, or repeal the company's by-laws without shareholder vote;

          8. Against proposals to require more than a simple majority shareholder vote to remove directors for cause;

          9.   Against proposals to re-price options;

          10. With respect to British companies, we vote against proposals to disenfranchise shareholders who own more than a certain percentage of the outstanding stock and do not respond quickly enough to the company's request to disclose the size of their holdings;

          11. With respect to French companies, we vote against proposals to allow the Board to issue stock in response to a takeover offer; and

          12.  With respect to mutual funds, we vote

               a. against proposals to change a mutual fund's investment objective, unless there is an extremely compelling reason,

               b. against proposals to eliminate the requirement that changes in a mutual fund's investment objective be subject to shareholder vote,

               c. against proposals to change any of a mutual fund's investment policies in a manner that would be counter to the fund's investment objective, and

               d. if it is apparent that one of a mutual fund's investment policies could be changed in a manner that would be counter to the fund's investment objective, then we would vote against a proposal to eliminate the shareholder vote required to change that particular investment policy.

V.   PROXY VOTING RECORD-KEEPING

     A.   RSMC's Record-keeping Responsibilities under the Advisers Act:

          In compliance with the rule amendments that require advisers to maintain certain records relating to the proxy votes cast for clients, RSMC shall maintain the following records:

          1. Copies of all proxy voting policies, procedures, and voting guidelines;

          2. Copies of each proxy voting statement received regarding client securities;

          3.   Records of each vote cast;

          4. Copies of any documents created by RSMC that were material to making a decision on how to vote a proxy, or that memorialize the basis for such decision, including written consents from clients.

          5. Copies of all written client requests for proxy voting records and any written response from RSMC to any (written or oral) request for such information.

          6. RSMC shall keep its proxy voting books and records, including all of the above items, in an easily accessible place for five years (the first two years in an appropriate office of RSMC).

     B.   RSMC's Record-keeping Responsibilities under the Investment Company
          Act:

          1. RSMC shall maintain separate records of each proxy vote it casts on behalf of each series during the 12-month period ended June 30th of each year in the following format:

                  NAME OF THE ISSUER OF THE PORTFOLIO SECURITY

                EXCHANGE TICKER SYMBOL OF THE PORTFOLIO SECURITY
                            (IF REASONABLY AVAILABLE)

                     CUSIP NUMBER FOR THE PORTFOLIO SECURITY
                            (IF REASONABLY AVAILABLE)

                            SHAREHOLDER MEETING DATE

                     BRIEF SUMMARY OF EACH MATTER VOTED UPON

                WHETHER THE MATTER WAS PROPOSED BY THE ISSUER OR
                              BY A SECURITY HOLDER

              WHETHER RSMC VOTED A PORTFOLIO'S SHARES ON THE MATTER

              HOW THE VOTE WAS CAST - "FOR," "AGAINST," "ABSTAIN,"
                  OR "WITHHELD" REGARDING ELECTION OF DIRECTORS

                     WHETHER RSMC VOTED A PORTFOLIO'S SHARES
                     WITH OR AGAINST THE ISSUER'S MANAGEMENT

          2. RSMC will also support and coordinate all reporting and disclosure requirements.

          3. ISS or another third-party administrator maybe engaged to perform some or all of the activities described herein.

VI.  DISCLOSURE REQUIREMENTS

     A.   Disclosure of Proxy Voting Policies, Procedures, and Records:

          1. RSMC shall prepare a concise summary of this document for delivery to any client upon request.

          2. The summary should also indicate that a copy of the complete Proxy Policies, Procedures, and Voting Guidelines is available upon request by clients.

          3. RSMC shall also inform clients how to obtain information on how their securities were voted.

As approved and ratified by the Board of Trustees on September 28, 2004

                                                                Updated 12/10/04

                                 WT MUTUAL FUND

                    BALENTINE PREMIER MONEY MARKET PORTFOLIO

                            1100 North Market Street
                           Wilmington, Delaware 19890

                       STATEMENT OF ADDITIONAL INFORMATION

                                  JULY 1, 2005

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Portfolio's current prospectus dated July 1, 2005, as amended from time to time. A copy of the current prospectus for the Portfolio and annual and semi-annual reports may be obtained without charge, by writing to Professional Funds Distributor, LLC (the "Distributor"), 760 Moore Road, King of Prussia, PA 19406 or by calling (800) 336-9970. A copy may also be obtained from certain institutions such as banks or broker-dealers that have entered into servicing agreements with the Distributor or by calling (800) 336-9970.

The Balentine Premier Money Market Portfolio's audited financial statements for the fiscal year ended June 30, 2004, included in its annual report to shareholders and unaudited financial statements for the six-month period ended December 31, 2004, are incorporated into the SAI by reference. The Portfolio's Annual and Semiannual reports to shareholders are available without charge by calling (800) 336-9970.

                                                                Updated 12/10/04

                                TABLE OF CONTENTS

GENERAL INFORMATION ......................................................     1
INVESTMENT POLICIES ......................................................     1
INVESTMENT LIMITATIONS ...................................................     6
TRUSTEES AND OFFICERS ....................................................     9
CODE OF ETHICS ...........................................................    17
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES ......................    17
INVESTMENT ADVISORY SERVICES .............................................    17
ADMINISTRATION AND ACCOUNTING SERVICES ...................................    18
ADDITIONAL SERVICE PROVIDERS .............................................    18
DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN ...............................    19
BROKERAGE ALLOCATION AND OTHER PRACTICES .................................    20
CAPITAL STOCK AND OTHER SECURITIES .......................................    20
PURCHASE, REDEMPTION AND PRICING OF SHARES ...............................    21
DIVIDENDS ................................................................    23
TAXATION OF THE PORTFOLIO ................................................    23
FINANCIAL STATEMENTS .....................................................    25
APPENDIX A - DESCRIPTION OF RATINGS ......................................   A-1

                                                                Updated 12/10/04

                               GENERAL INFORMATION

WT Mutual Fund (the "Fund") was organized as a Delaware business trust on June 1, 1994. The Fund has established the Balentine Premier Money Market Portfolio (the "Portfolio") and this SAI pertains only to this Portfolio. The Portfolio is a diversified, open-end investment management company.

Prior to July 1, 2005, the Portfolio operated as feeder fund in a master-feeder structure pursuant to which the Portfolio invested in a corresponding "master series" of WT Investment Trust I, which invested directly in investment securities. The investment objective, strategies, policies and limitations of the master series was identical to those of the Portfolio.

                               INVESTMENT POLICIES

The following information supplements the information concerning the Portfolio's investment objective, policies and limitations found in the prospectus.

The Portfolio has adopted a fundamental policy requiring it to maintain a constant net asset value of $1.00 per share, although this may not be possible under all circumstances. The Portfolio values its portfolio securities on the basis of amortized cost (see "Purchase, Redemption and Pricing of Shares") pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). As a condition of that Rule, the Board of Trustees has established procedures reasonably designed to stabilize the Portfolio's price per share at $1.00 per share. The Portfolio maintains a dollar-weighted average portfolio maturity of 90 days or less; purchases only instruments with effective maturities of 397 days or less; and invests only in securities which are of high quality as determined by major rating services or, in the case of instruments which are not rated, of comparable quality as determined by the investment adviser, Rodney Square Management Corporation ("RSMC"), under the direction of and subject to the review of the Board of Trustees.

The Portfolio seeks high current income, while preserving capital and liquidity. The Portfolio's investment objective may not be changed without shareholder approval.

The Portfolio invests in money market instruments, including bank obligations, high quality commercial paper and U.S. government obligations. The Portfolio may invest more than 25% of its total assets in the obligations of banks, finance companies and utilities

BANK OBLIGATIONS. The Portfolio may invest in U.S. dollar-denominated obligations of major banks, including certificates of deposit, time deposits and bankers' acceptances of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and of wholly owned banking subsidiaries of such foreign banks located in the United States.

Obligations of foreign branches of U.S. banks and U.S. branches of wholly owned subsidiaries of foreign banks may be general obligations of the parent bank, of the issuing branch or subsidiary, or both, or may be limited by the terms of a specific obligation or by government regulation. Because such obligations are issued by foreign entities, they are subject to the risks of foreign investing. A brief description of some typical types of bank obligations follows:

     - BANKERS' ACCEPTANCES. The Portfolio may invest in bankers' acceptances, which are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligation of both the bank and the drawer to pay the face amount of the instrument upon maturity.

     - CERTIFICATES OF DEPOSIT. The Portfolio may invest in certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Variable rate certificates of deposit provide that the interest rate will fluctuate on designated dates based on changes in a designated base rate

          (such as the composite rate for certificates of deposit established by the Federal Reserve Bank of New York).

     - TIME DEPOSITS. The Portfolio may invest in time deposits, which are bank deposits for fixed periods of time.

CORPORATE BONDS, NOTES AND COMMERCIAL PAPER. The Portfolio may invest in corporate bonds, notes and commercial paper. These obligations generally represent indebtedness of the issuer and may be subordinated to other outstanding indebtedness of the issuer. Commercial paper consists of short-term unsecured promissory notes issued by corporations in order to finance their current operations. The Portfolio will only invest in commercial paper rated, at the time of purchase, in the highest category by a nationally recognized statistical rating organization ("NRSRO"), such as Moody's or S&P or, if not rated, determined by the investment adviser to be of comparable quality. See "Appendix A - Description of Ratings." The Portfolio may invest in asset-backed commercial paper subject to Rule 2a-7 restrictions on investments in asset-backed securities, which include a requirement that the security must have received a rating from an NRSRO.

FOREIGN SECURITIES. At the present time, portfolio securities of the Portfolio that are purchased outside the United States are maintained in the custody of foreign branches of U.S. banks. To the extent that the Portfolio may maintain portfolio securities in the custody of foreign subsidiaries of U.S. banks, and foreign banks or clearing agencies in the future, those sub-custodian arrangements are subject to regulations under the 1940 Act that govern custodial arrangements with entities incorporated or organized in countries outside of the United States. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the counter markets. Investing in foreign securities involves certain special risks and considerations that are not typically associated with investing in U.S. companies, including, but not limited to, (i) generally less liquid and less efficient securities markets,
(ii) generally greater price volatility, (iii) exchange rate fluctuations and exchange controls, (iv) the imposition of restrictions on the expatriation of funds or other assets, (v) less publicly available information about issuers,
(vi) the imposition of taxes (vii) higher transaction and custody costs, (viii) settlement delays and risk of loss, (ix) difficulties in enforcing contracts,
(x) less liquidity and smaller market capitalizations, (xi) lesser regulation of securities markets, (xii) different accounting and disclosure standards, (xiii) governmental interference, (xiv) higher inflation, (xv) social, economic and political uncertainties, (xvi) the risk of expropriation of assets, (xvii) and the risk of war.

ILLIQUID SECURITIES. The Portfolio may not invest more than 10% of the value of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days at approximately the value at which they are being carried on the Portfolio's books. The Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to the investment adviser, pursuant to guidelines approved by the Board. The investment adviser will monitor the liquidity of securities held by the Portfolio and report periodically on such decisions to the Board. If the limitation on illiquid securities is exceeded, other than by a change in market values, the condition will be reported by the Portfolio's investment adviser to the Board of Trustees.

INVESTMENT COMPANY SECURITIES. The Portfolio may invest in the securities of other money market mutual funds, within the limits prescribed by the 1940 Act. These limitations currently provide, in part, that the Portfolio may not purchase shares of an investment company if (a) such a purchase would cause the Portfolio to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause the Portfolio to have more than 5% of its total assets invested in the investment company or
(c) more than 10% of the Portfolio's total assets were to be invested in the aggregate in investment companies. As a shareholder in an investment company, the Portfolio would bear its pro rata portion of the investment company's expenses, including advisory fees, in addition to its own expenses.

MUNICIPAL SECURITIES. The Portfolio may invest in debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their sub-divisions, agencies and instrumentalities (collectively, "municipal securities") to obtain funds for various public purposes such as the construction of public facilities, the payment of general operating expenses or the refunding of outstanding debts. Yields on municipal securities are the product of a variety of factors, including the general conditions of the money market and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Although the interest on municipal securities may be exempt from Federal income tax, dividends paid by the Portfolio to its shareholders may not be tax-exempt. A brief description of some typical types of municipal securities follows:

     - GENERAL OBLIGATION SECURITIES are backed by the taxing power of the issuing municipality and are considered the safest type of municipal bond. The proceeds from general obligation securities are used to fund a wide range of public projects, including the construction or improvement of schools, highways and roads, and water and sewer systems.

     - REVENUE OR SPECIAL OBLIGATION SECURITIES are backed by the revenues of a specific project or facility - tolls from a toll bridge, for example. The proceeds from revenue or special obligation securities are used to fund a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Many municipal issuers also establish a debt service reserve fund from which principal and interest payments are made. Further security may be available in the form of the state's ability, without obligation, to make up deficits in the reserve fund.

     - MUNICIPAL LEASE OBLIGATIONS may take the form of a lease, an installment purchase or a conditional sale contract issued by state and local governments and authorities to acquire land, equipment and facilities. The Portfolio will usually purchase a participation interest in a municipal lease obligation from a bank or other financial intermediary. The participation interest gives the holder a pro rata, undivided interest in the total amount of the obligation.

          Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. The interest income from the lease obligation may become taxable if the lease is assigned. Also, to free the municipal issuer from constitutional or statutory debt issuance limitations, many leases and contracts include non-appropriation clauses providing that the municipality has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the municipality on a yearly or other periodic basis. Finally, the lease may be illiquid.

     - BOND ANTICIPATION NOTES are normally issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide money for the repayment of the notes.

     - TAX ANTICIPATION NOTES finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable for these specific future taxes.

     - REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.

     - INDUSTRIAL DEVELOPMENT BONDS ("IDBs") and PRIVATE ACTIVITY BONDS ("PABs") are specific types of revenue bonds issued on or behalf of public authorities to finance various privately operated facilities such as educational, hospital or housing facilities, local facilities for water supply, gas, electricity, sewage or solid waste disposal, and industrial or commercial facilities. PABs generally are such bonds issued after April 15, 1986. These obligations are included within the term "municipal bonds" if the interest paid on them is exempt from Federal income tax in the opinion of the bond issuer's counsel. IDBs and PABs are in most case revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of the IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed, or some form of credit enhancement such as a letter of credit.

     - RESOURCE RECOVERY BONDS are affected by a number of factors, which may affect the value and credit quality of these revenue or special obligations. These factors include the viability of the project being financed, environmental protection regulations and project operator tax incentives.

     - TAX-EXEMPT COMMERCIAL PAPER AND SHORT-TERM MUNICIPAL NOTES provide for short-term capital needs and usually have maturities of one year or less. They include tax anticipation notes, revenue anticipation notes and construction loan notes.

     - CONSTRUCTION LOAN NOTES are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration by way of Fannie Mae or the Government National Mortgage Association ("Ginnie Mae").

     - PUT BONDS are municipal bonds which give the holder the right to sell the bond back to the issuer or a third party at a specified price and exercise date, which is typically well in advance of the bond's maturity date.

REPURCHASE AGREEMENTS. The Portfolio may invest in repurchase agreements. A repurchase agreement is a transaction in which the Portfolio purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to a bank or dealer at an agreed upon date and price reflecting a market rate of interest, unrelated to the coupon rate or the maturity of the purchased security. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Portfolio if the other party to the repurchase agreement defaults), it is the policy of the Portfolio to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found satisfactory by the investment adviser. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of the Portfolio's investment limitations.

SECURITIES LENDING. The Portfolio may from time to time lend its portfolio securities pursuant to agreements which require that the loans be continuously secured by collateral equal to 100% of the market value of the loaned securities. Such collateral consists of cash, securities of the U.S. Government or its agencies, or any combination of cash and such securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for the Portfolio exceed one-third of the value of the Portfolio's total assets taken at fair market value. The Portfolio will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. Government securities. However, the Portfolio will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities and even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the investment adviser to be of good standing and when, in the judgment of the investment adviser, the consideration that can be earned currently from such securities loans justifies the attendant risk. Either party upon reasonable notice to the other party may terminate any loan.

STANDBY COMMITMENTS. The Portfolio may invest in standby commitments. It is expected that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the Portfolio may pay for standby commitments either separately in cash or by paying a higher price for the obligations acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). Standby commitments purchased by the Portfolio will be valued at zero in determining net asset value and will not affect the valuation of the obligations subject to the commitments. Any consideration paid for a standby commitment will be accounted for as unrealized depreciation and will be amortized over the period the commitment is held by the Portfolio.

U.S. GOVERNMENT OBLIGATIONS. The Portfolio may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from securities supported by the full faith and credit of the United States (for example, Ginnie Mae securities) to securities that are supported solely or primarily by the creditworthiness of the issuer, such as securities of Fannie Mae, Freddie Mac, Tennessee Valley Authority, Federal Farm Credit Banks and the Federal Home Loan Banks. In the case of obligations not backed by the full faith and credit of the United States, the Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

VARIABLE AND FLOATING RATE SECURITIES. The Portfolio may invest in variable and floating rate securities. The terms of variable and floating rate instruments provide for the interest rate to be adjusted according to a formula on certain pre-determined dates. Certain of these obligations also may carry a demand feature that gives the holder the right to demand prepayment of the principal amount of the security prior to maturity. An irrevocable letter of credit or guarantee by a bank usually backs the demand feature. Portfolio investments in these securities must comply with conditions established by the Securities and Exchange Commission ("SEC") under which they may be considered to have remaining maturities of 397 days or less.

WHEN-ISSUED SECURITIES. The Portfolio may buy when-issued securities or sell securities on a delayed-delivery basis. This means that delivery and payment for the securities normally will take place approximately 15 to 90 days after the date of the transaction. The payment obligation and the interest rate that will be received are each fixed at the time the buyer enters into the commitment. During the period between purchase and settlement, the purchaser makes no payment and no interest accrues to the purchaser. However, when a security is sold on a delayed-delivery basis, the seller does not participate in further gains or losses with respect to the security. If the other party to a when-issued or delayed-delivery transaction fails to transfer or pay for the securities, the Portfolio could miss a favorable price or yield opportunity or could suffer a loss.

While the Portfolio initially commits to purchase such securities with the purpose of actually acquiring them, the Portfolio may subsequently (i) dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy or (ii) sell the underlying securities before they are delivered, which may result in gains or losses. The Portfolio may also designate liquid assets, marked to market daily, maintained at a value equal to its current obligations for when-issued securities.

When the Portfolio makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security each day in determining net asset value per share, subject to changes in market value generally, based upon changes in the level of interest rates. Thus, upon delivery the market value of the security may be higher or lower than its cost, thereby increasing or decreasing the Portfolio's net asset value. When payment for a when-issued security is due, the Portfolio will meet its obligations from then-available cash flow, the sale of any previously designated liquid assets, the sale of other securities, or from the sale of the when-issued securities themselves. The sale of securities to meet a when-issued purchase obligation creates the potential for the realization of capital gains or losses.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The Portfolio has policies and procedures in place regarding the disclosure of portfolio securities designed to allow disclosure of portfolio holdings information where it is deemed appropriate for the Portfolio's operations or it is determined to be useful to the Portfolio's shareholders without compromising the integrity or performance of the Portfolio. Except when there are legitimate business purposes for selective disclosure of the Portfolio's holdings, the Portfolio will not provide or permit others to provide information about the Portfolio's holdings on a selective basis.

The Portfolio provides portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws, and may disclose portfolio holdings information in response to requests by governmental authorities.

The Portfolio may, but is not required to, post the Portfolio's schedule of investments on a website at regular intervals or from time to time at the discretion of the Portfolio. Such schedule of investments must be as of a date at least 30 days prior to its posting on the website. In addition to its schedule of investments, the Portfolio may post information on a website about the number of securities the Portfolio holds, a summary schedule of investments, the Portfolio's top ten holdings, and a percentage breakdown of the Portfolio's investments by country, sector and industry. This additional information must be as of a date at least 30 days prior to its posting on a website, provided, however, that a top ten holdings list may be as of a date 7 days prior to its posting on the website. The day after any portfolio holdings information becomes publicly available (by posting on the website or otherwise), it may be mailed, e-mailed or otherwise transmitted to any person.

The Portfolio may distribute or authorize the distribution of information about the Portfolio's holdings that is not publicly available (on a website or otherwise) to the Portfolio's or an investment adviser's employees and affiliates that provide services to the Portfolio. The Portfolio may also distribute or authorize the distribution of information about the Portfolio's holdings that is not publicly available (on a website or otherwise) to the Portfolio's service providers who require access to the information (i) in order to fulfill their contractual duties relating to the Portfolio; (ii) to facilitate the transition of a newly hired investment adviser or sub-adviser prior to the commencement of its duties; (iii) to facilitate the review of the Portfolio by a ranking or ratings agency; (iv) for the purpose of due diligence regarding a merger or acquisition; or (iv) for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining shareholders of the Portfolio.

In order to mitigate conflicts between the interests of the Portfolio's shareholders, on the one hand, and those of the Portfolio's investment adviser or principal underwriter, or any affiliated person of the Portfolio, its investment adviser or its principal underwriter, on the other, the Fund's Chief Compliance Officer must approve and either the President or a Vice President of the Fund must approve a non-public disclosure of portfolio holdings. The Fund's Chief Compliance Officer must report all arrangements to disclose portfolio holdings information to the Fund's Board of Trustees on a quarterly basis, which will review such arrangements and terminate them if it determines such disclosure arrangements are not in the best interests of shareholders.

Before any non-public disclosure of information about the Portfolio's holdings, the Chief Compliance Officer will require the recipient of such non-public portfolio holdings information to agree or provide proof of an existing duty to keep the information confidential and to agree not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Portfolio or any other security. The Fund may request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Fund's policies and procedures and any applicable confidentiality agreement.

Under no circumstances may the Fund or the investment adviser or its affiliates receive any consideration or compensation for disclosing portfolio holdings information.

Each of the following third parties have been approved to receive portfolio holdings information: (i) the Fund's administrator and accounting agent; (ii) the Fund's independent public accounting firm, for use in providing audit opinions; (iii) financial printers, solely for the purpose of preparing Fund reports or regulatory filings; (iv) the Fund's custodian in connection with its custody of the Fund's assets; (v) if applicable, a proxy voting service; and
(vi) the following data aggregators and ranking and ratings services: Lipper Analytical Services, Inc., Morningstar Inc., and Standard & Poors. Information may be provided to these parties at any time so long as each of these parties is contractually and ethically prohibited from sharing the Fund's portfolio holdings information without specific authorization. The investment adviser and service providers will establish procedures to ensure that portfolio holdings information is only disclosed in accordance with these policies.

The identity of persons with which the Portfolio has ongoing arrangements to provide portfolio holdings information is set forth below. In order to solicit prices on various fixed income securities the Portfolio may share this information with the broker dealers listed below on a periodic basis as needed with as little as a one day lag:

Piper Jaffray & Company          Stern, Agee & Leach
Stone & Youngberg                Wachovia Securities
Coop Capital Markets             Morgan Stanley
Commerce Capital Markets, Inc.   Lehman Brothers

                             INVESTMENT LIMITATIONS

Except as otherwise provided, the Portfolio and the Portfolio have adopted the investment limitations set forth below. Limitations which are designated as fundamental policies may not be changed without the affirmative vote of the lesser of (i) 67% or more of the shares of the Portfolio present at a shareholders meeting if holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Portfolio. If any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Portfolio's assets or redemptions of shares will not be considered a violation of the limitation.

BALENTINE MONEY MARKET PORTFOLIO: The Balentine Money Market Portfolio will not as a matter of fundamental policy:

1. purchase the securities of any one issuer if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or the Portfolio would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) the Portfolio may invest up to 25% of its total assets without regard to these limitations, and (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

2. purchase securities of any issuer if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that the Portfolio may invest more than 25% of its total assets in the obligations of banks;

3. borrow money, except (1) from a bank for temporary or emergency purposes (not for leveraging or investment) or (2) by engaging in reverse repurchase agreements if the Portfolio's borrowings do not exceed an amount equal to 33 1/3% of the current value of its assets taken at market value, less liabilities other than borrowings;

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions limited to 33 1/3% of the value of the Portfolio's total assets;

5. underwrite any issue of securities, except to the extent that the Portfolio may be considered to be acting as an underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate, provided that the Portfolio may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein;

7. purchase or sell physical commodities or contracts, provided that currencies and currency-related contracts will not be deemed physical commodities; or

8. issue senior securities, except as appropriate to evidence indebtedness that the Portfolio is permitted to incur, provided that the Portfolio's use of options, futures contracts and options thereon or currency-related contracts will not be deemed to be senior securities for this purpose.

With respect to the exclusion from the investment limitation described in number 2 above, the Fund has been advised that it is the SEC staff's current position, that the exclusion may be applied only to U.S. bank obligations; the Portfolio, however, will consider both foreign and U.S. bank obligations within this exclusion. Neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of this policy.

The following non-fundamental policies apply to the Balentine Money Market Portfolio unless otherwise indicated, and the Board of Trustees may change them without shareholder approval. The Portfolio will not:

1.   make short sales of securities except short sales against the box;

2. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities;

3. purchase additional portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets, and if at any time the Portfolio's bank borrowings exceed its fundamental borrowing limitations due to a decline in net assets, such borrowings will be promptly (within 3 days) reduced to the extent necessary to comply with such limitations;

4. make loans of portfolio securities unless such loans are fully collateralized by cash, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or any combination of cash and securities, marked to market daily; or

5. purchase the securities of any one issuer if as a result more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

                              TRUSTEES AND OFFICERS

The following tables present certain information regarding the Board of Trustees and officers of the Fund. Each person listed under "Interested Trustees" below is an "interested person" of the Fund or its investment adviser and sub-advisers within the meaning of the 1940 Act. Each person who is not an "interested person" of the Fund or its investment adviser within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below. The address of each Trustee as it relates to the Fund's business is 1100 North Market Street, Wilmington, DE 19890.

                                                                                                       NUMBER OF
                                                                                                     PORTFOLIOS IN
                                                                                                          FUND
                                                                           PRINCIPAL OCCUPATION(S)      COMPLEX           OTHER
       NAME AND          POSITION(S) HELD   TERM OF OFFICE AND LENGTH OF         DURING PAST          OVERSEEN BY     DIRECTORSHIPS
     DATE OF BIRTH           WITH FUND               TIME SERVED                  FIVE YEARS            TRUSTEE      HELD BY TRUSTEE
----------------------   ----------------   ----------------------------   -----------------------   -------------   ---------------
                                                         INTERESTED TRUSTEES

ROBERT J. CHRISTIAN(1)   Trustee,           Shall serve until death,       Executive Vice                  25        Wilmington Low
Date of Birth: 2/49      President, Chief   resignation or removal.        President and Chief                       Volatility Fund
                         Executive          Trustee, President and         Investment Officer of                     of Funds
                         Officer and        Chairman of the Board since    Wilmington Trust                          (closed-end
                         Chairman of the    October 1998.                  Company from February                     registered
                         Board                                             1996, to June 2004,                       investment
                                                                           Executive Vice                            company).
                                                                           President and chief
                                                                           Economist from June
                                                                           2004 to the present and
                                                                           President of RSMC since
                                                                           February 1996.

FRED FILOON(2)           Trustee            Shall serve at the pleasure    Senior Vice President           25        None
Date of Birth: 3/42                         of the Board and until         and Principal of Cramer
                                            successor is elected and       Rosenthal McGlynn, LLC
                                            qualified. Trustee since       since 1991.
                                            November 2004.

----------
(1) Mr. Christian is an "Interested Trustee" by reason of his position as President of RSMC, an investment adviser to the Fund.

(2) Mr. Filoon is an "Interested Trustee" by reason of his position as Senior Vice President and Principal of Cramer Rosenthal McGlynn LLC, an investment adviser to the Fund.

                                                                                                       NUMBER OF
                                                                                                     PORTFOLIOS IN
                                                                                                          FUND
                                                                           PRINCIPAL OCCUPATION(S)      COMPLEX           OTHER
       NAME AND          POSITION(S) HELD   TERM OF OFFICE AND LENGTH OF         DURING PAST          OVERSEEN BY     DIRECTORSHIPS
     DATE OF BIRTH           WITH FUND               TIME SERVED                  FIVE YEARS            TRUSTEE      HELD BY TRUSTEE
----------------------   ----------------   ----------------------------   -----------------------   -------------   ---------------
INDEPENDENT TRUSTEES

ROBERT ARNOLD            Trustee            Shall serve until death,       Founder and co-manages,         25        None
Date of Birth: 3/44                         resignation or removal.        R. H. Arnold & Co.,
                                            Trustee since May 1997.        Inc. (investment
                                                                           banking company) since
                                                                           1989.

DR. ERIC BRUCKER         Trustee            Shall serve until death,       Professor of Economics,         25        Wilmington Low
Date of Birth: 12/41                        resignation or removal.        Widener University                        Volatility Fund
                                            Trustee since October 1999.    since July 2004;                          of Funds
                                                                           formerly, Dean, School                    (closed-end
                                                                           of Business                               registered
                                                                           Administration of                         investment
                                                                           Widener University from                   company).
                                                                           2001 to 2004; Dean,
                                                                           College of Business,
                                                                           Public Policy and
                                                                           Health at the
                                                                           University of Maine
                                                                           from September 1998 to
                                                                           June 2001.

NICHOLAS GIORDANO        Trustee            Shall serve until death,       Consultant, financial           25        Kalmar Pooled
Date of Birth: 3/43                         resignation or removal.        services organizations                    Investment
                                            Trustee since October 1998.    from 1997 to present;                     Trust;
                                                                           Interim President,                        Independence
                                                                           LaSalle University from                   Blue Cross;
                                                                           1998 to 1999.                             Selas
                                                                                                                     Corporation of
                                                                                                                     America
                                                                                                                     (industrial
                                                                                                                     furnaces and
                                                                                                                     ovens);
                                                                                                                     and Wilmington
                                                                                                                     Low Volatility
                                                                                                                     Fund of Funds
                                                                                                                     (closed-end
                                                                                                                     registered
                                                                                                                     investment
                                                                                                                     company).

                                                                                                  NUMBER OF
                                                                                                PORTFOLIOS IN
                                                                            PRINCIPAL                FUND               OTHER
                       POSITION(S)        TERM OF OFFICE AND              OCCUPATION(S)            COMPLEX          DIRECTORSHIPS
      NAME AND          HELD WITH           LENGTH OF TIME                 DURING PAST           OVERSEEN BY           HELD BY
    DATE OF BIRTH          FUND                 SERVED                      FIVE YEARS             TRUSTEE             TRUSTEE
--------------------   -----------   ----------------------------   -------------------------   -------------   --------------------
LOUIS KLEIN, JR.       Trustee       Shall serve until death,       Self-employed financial           25        WHX Corporation
Date of Birth: 5/35                  resignation or removal.        consultant since 1991.                      (industrial
                                     Trustee since October 1999.                                                manufacturer).

CLEMENT C. MOORE, II   Trustee       Shall serve until death,       Managing Partner,                 25        None
Date of Birth: 9/44                  resignation or removal.        Mariemont Holdings, LLC,
                                     Trustee since October 1999.    (real estate holding and
                                                                    development company)
                                                                    since 1980.

JOHN J. QUINDLEN       Trustee       Shall serve until death,       Retired since 1993.               25        None
Date of Birth: 5/32                  resignation or removal.
                                     Trustee since October 1999.

MARK A. SARGENT        Trustee       Shall serve until death,       Dean and Professor of             25        Wilmington Low
Date of Birth: 4/51                  resignation or removal.        Law, Villanova University                   Volatility Fund of
                                     Trustee since November 2001.   School of Law since July                    Funds (closed-end
                                                                    1997.                                       registered
                                                                                                                investment company).

As of the date of this SAI, none of the Independent Trustees nor any of their immediate family members (i.e. spouse or dependent children) serves as an officer or director or is an employee of the Fund, any of the Fund's investment advisers or Distributor, or any of their respective affiliates. Nor do any of such persons serve as an officer or is an employee of any company controlled by or under common control with such entities.

EXECUTIVE OFFICERS

                                                                                                        NUMBER OF
                                                                                                      PORTFOLIOS IN
                                                                                                           FUND
                                                                             PRINCIPAL OCCUPATION(S)     COMPLEX          OTHER
    NAME ADDRESS AND      POSITION(S) HELD   TERM OF OFFICE AND LENGTH OF          DURING PAST         OVERSEEN BY    DIRECTORSHIPS
      DATE OF BIRTH           WITH FUND               TIME SERVED                   FIVE YEARS           TRUSTEE     HELD BY TRUSTEE
------------------------  ----------------  ------------------------------  ------------------------  -------------  ---------------
JOHN R. GILES             Chief Financial   Shall serve at the pleasure of  Senior Vice President,         N/A             N/A
1100 North Market Street  Officer, Vice     the Board and until successor   Wilmington Trust Company
Wilmington, DE 19890      President and     is elected and qualified.       since 1996.
Date of Birth: 8/57       Treasurer         Officer since December 1999.

ERIC K. CHEUNG            Vice President    Shall serve at the pleasure of  Vice President,                N/A             N/A
1100 North Market Street                    the Board and until successor   Wilmington Trust Company
Wilmington, DE 19890                        is elected and qualified.       since 1986; and Vice
Date of Birth: 12/54                        Officer since October 1998.     President and Director,
                                                                            RSMC since 2001.

EXECUTIVE OFFICERS

                                                                                                        NUMBER OF
                                                                                                      PORTFOLIOS IN
                                                                                                           FUND
                                                                             PRINCIPAL OCCUPATION(S)     COMPLEX          OTHER
    NAME ADDRESS AND      POSITION(S) HELD   TERM OF OFFICE AND LENGTH OF          DURING PAST         OVERSEEN BY    DIRECTORSHIPS
      DATE OF BIRTH           WITH FUND               TIME SERVED                   FIVE YEARS           TRUSTEE     HELD BY TRUSTEE
------------------------  ----------------  ------------------------------  ------------------------  -------------  ---------------
JOSEPH M. FAHEY, JR.      Vice President    Shall serve at the pleasure of  Vice President, RSMC           N/A             N/A
1100 North Market Street                    the Board and until successor   since 1992.
Wilmington, DE 19890                        is elected and qualified.
Date of Birth: 1/57                         Officer since November 1999.

WILLIAM P. RICHARDS, JR.  Vice President    Shall serve at the pleasure of  Managing Director,             N/A             N/A
100 Wilshire Boulevard                      the Board and until successor   Roxbury Capital
Suite 1000                                  is elected and qualified.       Management LLC
Santa Monica, CA 90401                      Officer since November 2004.    (registered investment
Date of Birth: 11/36                                                        adviser) since 1998.

ANNA M. BENCROWSKY        Chief Compliance  Shall serve at the pleasure of  Chief Compliance               N/A             N/A
1100 North Market Street  Officer           the Board and until successor   Officer, Rodney Square
Wilmington, DE 19890                        is elected and qualified;       Management Corporation
Date of Birth: 5/51                         Officer since September 2004.   since 2004; Vice
                                                                            President and Chief
                                                                            Compliance Officer, 1838
                                                                            Investment Advisors, LP
                                                                            from 1998 to 2004; Vice
                                                                            President, Secretary,
                                                                            and Treasurer, 1838
                                                                            Investment Advisors
                                                                            Funds from 1995 to 2004;
                                                                            Vice President and
                                                                            Secretary, 1838
                                                                            Bond-Debenture Trading
                                                                            Fund from 1982 to 2004.

LEAH M. ANDERSON          Secretary         Shall serve at the pleasure of  Officer, Wilmington            N/A             N/A
1100 North Market Street                    the Board and until successor   Trust Company since
Wilmington, DE 19890                        is elected and qualified.       1998. Officer, RSMC
Date of Birth: 08/65                        Officer since October 2002.     since 1992

RESPONSIBILITIES OF THE BOARD AND ITS COMMITTEES. The basic responsibilities of the Trustees are to monitor the Fund's financial operations and performance, oversee the activities and legal compliance of the Fund's investment advisers and other major service providers, keep themselves informed, and exercise their business judgment in making decisions important to the Fund's proper functioning based on what the Trustees reasonably believe to be in the best interests of the Fund's shareholders. The Board is comprised of nine individuals, two of whom are considered Interested Trustees. The remaining Trustees are Independent Trustees. The Board meets multiple times during the year (but at least quarterly) to review the investment performance of the Portfolio and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. The Board met five times during the fiscal year ended June 30, 20044. The Board has an Audit Committee, a Nominating and Governance Committee and a Regulatory Oversight Committee. The responsibilities of each committee and its members are described below.

AUDIT COMMITTEE. The Audit Committee is comprised of Messrs. Giordano, Klein and Quindlen, each of whom is an Independent Trustee. Mr. Giordano serves as the chairman of the Committee. Pursuant to its charter, the Audit Committee has the responsibility, among others, to (1) select the Fund's independent auditors; (2) review and approve the scope of the independent auditors' audit activity; (3) review the financial statements which are the subject of the independent auditors' certifications; and (4) review with such independent auditors the adequacy of the Fund's basic accounting system and the effectiveness of the Fund's internal accounting controls. During the fiscal year ended June 30, 2004, there were four meetings of the Audit Committee.

NOMINATING AND GOVERNANCE COMMITTEE. The Nominating and Governance Committee is comprised of Messrs. Giordano, Quindlen and Sargent, each an Independent Trustee. Mr. Sargent serves as chairman of the Committee. The Committee is responsible for formulating a statement of fund governance; assessing the size, structure and composition of the Board; determining trustee qualifications guidelines as well as compensation, insurance and indemnification of trustees; identifying Trustee candidates; oversight of Board self-evaluations; and identifying, from time to time, qualified candidates to serve as the Chief Compliance Officer for the Fund. During the fiscal year ended June 30, 2005, there was ____ meeting of the Committee. The Committee will consider nominee candidates recommended by shareholders. Shareholders who wish to recommend individuals for consideration by the Committee as nominee candidates may do so by submitting a written recommendation to the Secretary of the Fund at: 1100 North Market Street, 9th Floor, Wilmington, DE 19890. Submissions must include sufficient biographical information concerning the recommended individual, including age, at least ten years of employment history with employer names and a description of the employer's business, and a list of board memberships (if any). The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected. Recommendations must be received in a sufficient time, as determined by the Committee in its sole discretion, prior to the date proposed for the consideration of nominee candidates by the Board. Upon the written request of shareholders holding at least 10% of the Fund's shares in the aggregate, the Secretary shall present to any special meeting of shareholders such nominees for election as Trustees as specified in such written request.

REGULATORY OVERSIGHT COMMITTEE. The Regulatory Oversight Committee is comprised of Messrs. Arnold, Brucker, Moore and Sargent, each of whom is an Independent Trustee. Mr. Moore serves as the chairman of the committee.

The Regulatory Oversight Committee (i) monitors the Board's compliance with its major specific responsibilities under the 1940 Act; (ii) receives information regarding proposed and newly adopted federal and state laws and regulations as they apply to the Fund, and provides oversight of investment advisers, other major service providers, and the Fund's Chief Compliance Officer ("CCO") regarding compliance with such laws and regulations as needed; (iii) provides oversight of the Fund's 12b-1 fees and shareholder service fees and the payment of such fees to various investment advisers, broker-dealers and financial intermediaries; (iv) provides oversight of the portfolio trade execution, brokerage commissions, soft dollar usage, and revenue sharing arrangements of the Fund's investment advisers, and make recommendations to the Board regarding such practices; (v) provides oversight of the Fund's valuation and pricing policies, procedures and practices and designated management valuation committee; (vi) provides oversight of exemptive order(s), if any, granted to the Fund by the SEC or pursuant to which the Fund is subject; (vii) provides oversight of the Fund, investment advisers, sub-advisers and principal underwriter's 17j-1 Codes of Ethics, including violations thereof, and makes recommendations to the Board regarding approval of such codes and material changes thereto; and (viii) monitors, in cooperation with the Nominating and Governance

Committee, the CCO's performance. During the fiscal year ended June 30, 2005, there were ____ meetings of the Regulatory Oversight Committee.

SECURITY AND OTHER INTERESTS. The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in the Portfolio of the Fund and in all registered investment companies overseen by the Trustee within the Fund Complex as of December 31, 2003.

                                                     AGGREGATE DOLLAR RANGE OF EQUITY
                                                       SECURITIES IN ALL REGISTERED
                                                     INVESTMENT COMPANIES OVERSEEN BY
                          DOLLAR RANGE OF EQUITY       TRUSTEE WITHIN THE FAMILY OF
NAME OF TRUSTEE        SECURITIES IN THE PORTFOLIO         INVESTMENT COMPANIES
---------------        ---------------------------   --------------------------------
INTERESTED TRUSTEES

Robert J. Christian
William P. Richards

INDEPENDENT TRUSTEES

Robert Arnold
Eric Brucker
Nicholas Giordano
Louis Klein, Jr.
Clement C. Moore, II
John J. Quindlen
Mark A. Sargent

As of December 31, 2004, none of the Independent Trustees or their respective immediate family members (spouse or dependent children) owned beneficially or of record an interest in any of the Fund's investment advisers or the Distributor, or in any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or the Distributor.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT. The Fund has retained RSMC to manage the assets of the Portfolio pursuant to an investment advisory agreement (the "Investment Advisory Agreement"), which has been approved by the Board of Trustees of the Fund. The Investment Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Fund's Board of Trustees or by a majority of the outstanding voting securities of the Portfolio, as the case may be, and, in either event, by a majority of the Independent Trustees casting votes in person at a meeting called for such purpose.

The Board's decision to approve the Investment Advisory Agreement reflects the exercise of its business judgment on whether to continue the existing arrangements. During its review of the Investment Advisory Agreement, the Board considered many factors, including: (1) the investment objective and long-term performance of the Portfolio, as well as a recent change in the structure of the Fund; (2) RSMC's management philosophy, personnel and processes, as well as the overall character of the firm in light of recent developments in the mutual fund industry; (3) the expectations of shareholders; (4) the state of competition in the mutual fund industry; (5) comparable fees in the mutual fund industry; (6) the range and quality of services provided to the Portfolio and its shareholders in addition to investment advisory services; and (7) the Portfolio's relationship to other portfolios in the Fund.

In assessing RSMC's performance of its obligations, the Board also considered whether there has occurred a circumstance or event that would constitute a reason for it to not renew or approve the Investment Advisory Agreement, which it concluded there was not. In this regard, the Board was mindful of the potential disruption to the operations of the Portfolio and the risks or other effects that could occur as a result of a decision to terminate or not renew or approve the Investment Advisory Agreement. In particular, the Board recognized that most shareholders have invested in the Portfolio on the strength of the investment adviser's reputation and in the expectation that the investment adviser will have a continuing role in providing advisory services to the Portfolio.

The Board also considered the compensation and benefits, if any, received by RSMC including a report on the compensation structure of portfolio managers. This includes fees received for services provided to the Portfolio by RSMC or its affiliates and research services received by RSMC from brokers that execute trades for the Portfolio, as well as advisory fees. The Board was aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an investment adviser's compensation: (1) the nature and quality of the services provided by the investment adviser, including the performance of the Portfolio; (2) the investment adviser's cost of providing the services; (3) the extent to which the investment adviser may realize "economies of scale" as the Portfolio grows larger; (4) any indirect benefits that may accrue to the investment adviser and its affiliates as a result of the investment adviser's relationship with the Portfolio; (5) performance and expenses of comparable funds; and (6) the extent to which the Independent Trustees are fully informed about the facts bearing on the investment adviser's services and fees. The Board was aware of these factors and took them into account in its review of the Investment Advisory Agreement.

The Board considered these circumstances in light of its accumulated experience in governing the Fund and working with the investment adviser on matters relating to the Fund, and was assisted by the advice of legal counsel. In this regard, the Board received a significant amount of information about the Portfolio, the Portfolio, RSMC and the Wilmington Trust Company ("Wilmington Trust") organization on an ongoing basis. RSMC and Wilmington Trust provide information at each regular meeting of the Board, and furnished additional reports in connection with the Board's formal review of the Investment Advisory Agreement. Thus, the Board's evaluation of the Investment Advisory Agreement is informed by reports concerning such matters as: (1) RSMC's investment philosophy, personnel and processes; (2) the Portfolio's short-term and long-term performance (in absolute terms as well as in relationship to its particular investment program and certain competitor funds), and commentary on the reasons for the Portfolio's performance; (3) the Portfolio's expenses (including the advisory fee itself and the overall expense structure of the Portfolio both in absolute terms and relative to competing funds, with due regard for contractual or voluntary expense limitations); (4) the use and allocation of brokerage commissions derived from trading the Portfolio's portfolio securities; (5) the nature and extent of advisory and other services provided to the Portfolio by RSMC and its affiliates; (6) compliance and audit reports concerning the Portfolio and the companies that service them; and (7) relevant developments in the mutual fund industry. The Board also considered the relationship of the Portfolio to other portfolios in the Fund Complex, the interdependence resulting from shareholders' asset allocation processes and the exchange privileges between portfolios in the Fund Complex.

Not all of the factors and considerations identified above are relevant to the Portfolio, nor does the Board consider any one of them to be determinative. The Board based its decision to approve the Investment Advisory Agreement on all the relevant factors in light of its reasonable business judgment, and with a view to past and future long-term considerations.

The Investment Advisory Agreement may be terminated by the Fund or RSMC on sixty days written notice without penalty. The Investment Advisory Agreement will also terminate automatically in the event of its assignment as defined in the 1940 Act.

Additional information regarding the Investment Advisory Agreement and the fees paid to RSMC may be found under the heading "Investment Advisory and Other Services" in this SAI.

COMPENSATION. In addition to the fees below, the Fund reimburses the Independent Trustees for their related business expenses. The fees and expenses of the Independent Trustees are paid by the Fund. The following table shows the fees paid during the fiscal year ended June 30, 2005 to the Independent Trustees for their service to the Fund and the total compensation paid to the Trustees by the Fund Complex.

                                          PENSION OR       ESTIMATED       TOTAL
                                          RETIREMENT        ANNUAL     COMPENSATION
                         AGGREGATE     BENEFITS ACCRUED    BENEFITS      FROM FUND
                        COMPENSATION      AS PART OF         UPON      COMPLEX PAID
INDEPENDENT TRUSTEE    FROM THE FUND     FUND EXPENSES    RETIREMENT    TO TRUSTEES
-------------------    -------------   ----------------   ----------   ------------
Robert H. Arnold           $____             None            None          $____
Dr. Eric Brucker           $____             None            None          $____
Nicholas Giordano          $____             None            None          $____
Louis Klein, Jr.           $____             None            None          $____
Clement C. Moore, II       $____             None            None          $____
John J. Quindlen           $____             None            None          $____
Mark A. Sargent            $____             None            None          $____

                                 CODE OF ETHICS

In accordance with Rule 17j-1 of the 1940 Act, the Fund, the investment adviser to the Portfolio and the Distributor have adopted Codes of Ethics. The Codes are intended to prohibit or restrict transactions that may be deemed to create a conflict of interest among the investment adviser, the Distributor or the Fund. Each Code identifies the specific employees, officers or other persons who are subject thereto and all are required to abide by the provisions thereunder. Persons covered under the Codes may engage in personal trading for their own accounts, including securities that may also be purchased or held or traded by a Portfolio under certain circumstances.

Under the Code of Ethics adopted by the Fund, personal trading is subject to specific restrictions, limitations, guidelines and other conditions. Under the individual Code of Ethics adopted by RSMC, personal trading is subject to pre-clearance and other conditions set forth in the Code.

On an annual basis or whenever deemed necessary, the Board of Trustees reviews reports regarding the Codes of Ethics relative to the Fund, including information about any material violations of the Codes. The Codes are publicly available as exhibits to the Fund's registration statement filed with the SEC.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Persons or organizations beneficially owning 25% or more of the outstanding shares of the Portfolio are presumed to "control" the Portfolio. As a result, those persons or organizations could have the ability to take action with respect to the Portfolio without the consent or approval of other shareholders. As of ______ __, 2005, officers and Trustees of the Fund owned individually and together less than 1% of the Fund's and the Portfolio's outstanding shares. As of __________ __, 2005, the name, address and percentage ownership of each entity that owned of record or beneficially 5% or more of the outstanding shares of any class of the Portfolio were as follows:

     [TO BE PROVIDED BY AMENDMENT]

                          INVESTMENT ADVISORY SERVICES

RODNEY SQUARE MANAGEMENT CORPORATION

RSMC serves as the investment adviser to the Premier Money Market Portfolio (the "Portfolio"). RSMC is located at 1100 North Market Street, Wilmington, Delaware 19890 and is a Delaware corporation organized on September 17, 1981. It is a wholly owned subsidiary of Wilmington Trust Corporation.

Several affiliates of RSMC are also engaged in the investment advisory business. Wilmington Trust FSB, a wholly owned subsidiary of Wilmington Trust Corporation, is a registered investment adviser. In addition, Wilmington Brokerage Services Company, a subsidiary of Wilmington Trust, and Balentine & Company LLC, an indirect subsidiary of Wilmington Trust Corporation, are registered investment advisers and broker-dealers. Cramer Rosenthal McGlynn, ("CRM") and Roxbury Capital Management ("Roxbury") are both registered investment advisers. Wilmington Trust Corporation has a controlling interest in both CRM and Roxbury.

Under an investment advisory agreement dated July 1, 2005 between the Fund and RSMC, RSMC manages the assets of the Portfolio (the "RSMC Agreement"). Prior to July 1, 2005, shareholders of the Portfolio had approved a substantially identical agreement with RSMC with respect to the management of the Portfolio's assets. That agreement was replaced by the RSMC Agreement in connection with the reorganization of the Fund' and it portfolios' investment structure from a master-feeder structure to a traditional stand-alone fund structure.

Pursuant to the RSMC Agreement, the Portfolio pays a monthly fee to RSMC at the annual rate of 0.20% of its average daily net assets. Such fee is accrued daily and paid monthly. RSMC has contractually agreed to waive a portion of its advisory fee, or reimburse expenses to the extent total operating expenses of the Portfolio exceed 0.93%. This waiver will remain in place until the Board of Trustees of the Fund approves its termination.

For its services as adviser to the Portfolio for the fiscal years ended June 30, 2002, June 30, 2003 and 2004, RSMC received the $1,270,445, $1,323,465 and
$1,682,608, respectively.

ADVISORY SERVICES. Under the terms of the RSMC Agreement, RSMC agrees to: (a) direct the investments of the Portfolio, subject to and in accordance with the Portfolio's investment objective, policies and limitations set forth in the Prospectus and this SAI; (b) purchase and sell for the Portfolio, securities and other investments consistent with the Portfolio's objectives and policies; (c) supply office facilities, equipment and personnel necessary for servicing the investments of the Portfolio; (d) pay the salaries of all personnel of the investment adviser performing services relating to research, statistical and investment activities on behalf of the Portfolio; (e) make available and provide such information as the Portfolio and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations; (f) make its officers and employees available to the Trustees and officers of the Fund for consultation and discussion regarding the management of the Portfolio and its investment activities. Additionally, RSMC agrees to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to contract with the Portfolio. RSMC and the Fund may at any time or times, upon approval by the Board of Trustees, enter into one or more sub-advisory agreements with a sub-adviser pursuant to which RSMC delegates any or all of its duties as listed above.

The RSMC Agreement provides that RSMC shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the matters to which the agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement.

The salaries of any officers and the Interested Trustees of the Fund who are affiliated with RSMC and the salaries of all personnel of RSMC performing services for the Fund relating to research, statistical and investment activities are paid by RSMC. The Portfolio pays its respective pro rata portion of the advisory fee payable by the Portfolio.

                     ADMINISTRATION AND ACCOUNTING SERVICES

Pursuant to Administration and Accounting Services Agreements dated October 1, 2004, PFPC Inc. ("PFPC") performs certain administrative and accounting services for the Portfolio and the Portfolio such as preparing shareholder reports, providing statistical and research data, assisting the investment adviser of the Portfolio in compliance monitoring activities, and preparing and filing federal and state tax returns on behalf of the Portfolio. In addition, PFPC prepares and files certain reports with the appropriate regulatory agencies and prepares certain materials required by the SEC or any state securities commission having jurisdiction over the Portfolio. The accounting services performed by PFPC include determining the net asset value per share of the Portfolio and maintaining records relating to the securities transactions of the Portfolio. From September 1, 2002 to October 1, 2004, RSMC, an affiliate of the Fund, provided administrative and accounting services and PFPC provided certain sub-administration services. Prior to September 1, 2002, PFPC provided administrative and accounting services for the Fund. Accordingly, the Fund paid administrative fees to RSMC and PFPC, whether as administrator or sub-administrator of $3,633,484, $2,552,225 and $2,996,143, for fiscal years ended June 30, 2004, 2003 and 2002, respectively.

Pursuant to Compliance, Support and Recordkeeping Services Agreements dated October 1, 2004, RSMC, an affiliate of the Fund, performs certain non-investment related statistical and research services, execution and administrative support services, recordkeeping services as well as certain other coordination and fund related preparatory services for the Fund and the Portfolio. In consideration of the provision of these services, RSMC, investment adviser to the Portfolio, receives an asset based fee of 0.006% of the Portfolio's average daily net assets per annum.

                          ADDITIONAL SERVICE PROVIDERS

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. _____________ serves as the independent registered public accounting firm to the Fund, providing services which include (1) auditing the annual financial statements for the

Portfolio, (2) assistance and consultation in connection with SEC filings and
(3) review of the annual Federal income tax returns filed on behalf of the Portfolio. _______ is located at __________.

LEGAL COUNSEL. Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103, serves as counsel to the Fund.

CUSTODIAN. Wilmington Trust Company, 1100 North Market Street, Wilmington, DE 19890, serves as the Custodian. The Custodian's services include, in addition to the custody of all cash and securities owned by the Fund, the maintenance of custody accounts in the Custodian's trust department, the segregation of all certificated securities owned by the Fund, the appointment of authorized agents as sub-custodians, disbursement of funds from the custody accounts of the Fund, releasing and delivering securities from the custody accounts of the Fund, maintaining records with respect to such custody accounts, delivering to the Fund a daily and monthly statement with respect to such custody accounts, and causing proxies to be executed. Wilmington Trust Company receives a fee for its services based on the average daily net assets of the Fund and has appointed PFPC Trust Company as Sub-Custodian of the Fund.

TRANSFER AGENT. PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the Transfer Agent and Dividend Paying Agent.

                   DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN

Professional Funds Distributor, LLC (the "Distributor"), is currently located at 760 Moore Road, King of Prussia, PA 19406. The Distributor serves as a principal underwriter of the Portfolio's shares pursuant to a Distribution Agreement with the Fund. Pursuant to the terms of the Distribution Agreement, the Distributor is granted the right to sell the shares of the Portfolio as agent for the Fund. Shares of the Portfolio are offered continuously.

Under the terms of the Distribution Agreement, the Distributor agrees to use efforts deemed appropriate by the Distributor to solicit orders for the sale of shares of the Portfolio and will undertake such advertising and promotions as it believes reasonable in connection with such solicitation. To the extent that the Distributor receives fees under the Portfolio's Plan of Distribution adopted pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), the Distributor will furnish or enter into arrangement with others for the furnishing of marketing or sales services as may be required pursuant to such plan. Moreover, to the extent that the Distributor receives shareholders service fees under any shareholder services plan adopted by the Portfolio, the Distributor will furnish or enter into arrangements with others for the furnishing of personal or account maintenance services with respect to the relevant shareholders of the Portfolio as may be required pursuant to such plan.

The Distribution Agreement became effective as of January 1, 2004 and continues in effect for a period of two years. Thereafter, the agreement may continue in effect for successive annual periods provided such continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Distribution Agreement provides that the Distributor, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement, will not be liable to the Portfolio or its shareholders for losses arising in connection with the sale of Portfolio shares.

The Distribution Agreement terminates automatically in the event of an assignment. The Distribution Agreement is also terminable without payment of any penalty with respect to the Portfolio (i) by vote of a majority of the Trustees of the Portfolio who are not interested persons of the Portfolio and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or any agreements related to the 12b-1 Plan, or by vote of a majority of the outstanding voting securities of the Portfolio on sixty (60) days' written notice to the Distributor; or (ii) by the Distributor on sixty (60) days' written notice to the Portfolio. The Distributor will be compensated for distribution services according to the 12b-1 Plan regardless of the Distributor's expenses. The 12b-1 Plan provides that the Distributor will be paid for distribution activities such as public relations services, telephone services, sales presentations, media charges, preparation, printing and mailing advertising and sales literature, data processing necessary to support a distribution effort and printing and mailing of prospectuses to prospective shareholders. Additionally, the Distributor may pay certain financial institutions ("Service Organizations") such as banks or broker-dealers who have entered into servicing agreements with the Distributor and other financial institutions for distribution and shareholder servicing activities.

The 12b-1 Plan further provides that payment shall be made for any month only to the extent that such payment does not exceed (i) 0.60% on an annualized basis of the Portfolio's average net assets; and (ii) limitations set from time to time by the Board of Trustees, the Distributor for making payments to certain Service Organizations who have sold shares of the Portfolio, and for other distribution expenses.

Under the 12b-1 Plan, any payments made by RSMC out of its advisory fee, not to exceed the amount of that fee, to any third parties (including banks), including payments for shareholder servicing and transfer agent functions, deemed to be indirect financing by the Portfolio of the distribution of its shares, are authorized. The Portfolio may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the 12b-1 Plan. In selecting portfolio investments, the Portfolio will give no preference to instruments issued by such depository institutions.

For the fiscal year ended June 30, 2004, the Portfolio paid to the Distributor 12b-1 fees in respect of broker-dealer compensation of $534,208.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. The investment adviser places all portfolio transactions on behalf of the Portfolio, selects broker-dealers for such transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. Debt securities purchased and sold by the Portfolio are generally traded on the dealer market on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with the Portfolio) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

BROKERAGE SELECTION. The primary objective of the investment adviser in placing orders on behalf of the Portfolio for the purchase and sale of securities is to obtain best execution at the most favorable prices through responsible brokers or dealers and, where the spread or commission rates are negotiable, at competitive rates. In selecting and monitoring a broker or dealer, the investment adviser considers, among other things: (i) the price of the securities to be purchased or sold; (ii) the rate of the spread or commission;
(iii) the size and difficulty of the order; (iv) the nature and character of the spread or commission for the securities to be purchased or sold; (v) the reliability, integrity, financial condition, general execution and operational capability of the broker or dealer; and (vi) the quality of any research or statistical services provided by the broker or dealer to the Portfolio or to the investment adviser.

ALLOCATION OF FUND TRANSACTIONS. Some of the investment adviser's other clients have investment objectives and programs similar to that of the Portfolio. Occasionally, recommendations made to other clients may result in their purchasing or selling securities simultaneously with the Portfolio. Consequently, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the policy of the investment adviser not to favor one client over another in making recommendations or in placing orders. In the event of a simultaneous transaction, purchases or sales are averaged as to price, transaction costs are allocated between the Portfolio and other clients participating in the transaction on a pro rata basis and purchases and sales are normally allocated between the Portfolio and the other clients as to amount according to a formula determined prior to the execution of such transactions.

                       CAPITAL STOCK AND OTHER SECURITIES

The Portfolio issues and offers one class of shares. The shares of the Portfolio, when issued and paid for in accordance with the prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

Shares of the Portfolio entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable. The Portfolio and class take separate votes on matters affecting only the Portfolio or class. For example, a change in the fundamental investment policies for the Portfolio would be voted upon only by shareholders of the Portfolio and not by shareholders of other portfolios of the Fund.

The Portfolio does not hold annual meetings of shareholders. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of the Portfolio's outstanding shares.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE OF SHARES. Information regarding the purchase of shares is discussed in the "Purchase of Shares" section of the prospectus. Additional methods to purchase shares are as follows:

Individual Retirement Accounts: You may purchase shares of the Portfolio for a tax-deferred retirement plan such as an individual retirement account ("IRA"). To order an application for an IRA and a brochure describing the Portfolio IRA, call the Transfer agent at (800) 336-9970. PFPC Trust Company, as custodian for each IRA account receives an annual fee of $10 per account, paid directly to PFPC Trust Company by the IRA shareholder. If the fee is not paid by the due date, the appropriate number of Portfolio shares owned by the IRA will be redeemed automatically as payment.

Automatic Investment Plan: You may purchase shares of the Portfolio through an Automatic Investment Plan ("AIP"). Under the AIP, the Transfer Agent, at regular intervals, will automatically debit your bank checking account in an amount of $50 or more (after the $1,000 minimum initial investment). You may elect to invest the specified amount monthly, bimonthly, quarterly, semiannually or annually. The purchase of Portfolio shares will be effected at its offering price at 2:00 p.m. Eastern time on or about the 20th day of a month. For an application for the Automatic Investment Plan, check the appropriate box of the application or call the Transfer Agent at (800) 336-9970. This service is generally not available for Wilmington Trust trust account clients, since similar services are provided through Wilmington Trust. This service also may not be available for Service Organization clients who are provided similar services through those organizations.

Payroll Investment Plan: The Payroll Investment Plan ("PIP") permits you to make regularly scheduled purchases of Portfolio shares through payroll deductions. To open a PIP account, you must submit a completed account application, payroll deduction form and the minimum initial deposit to your employer's payroll department. Then, a portion of your paychecks will automatically be transferred to your PIP account for as long as you wish to participate in the plan. It is the sole responsibility of your employer, not the Fund, the Distributor, the investment adviser or the Transfer Agent, to arrange for transactions under the PIP. The Fund reserves the right to vary its minimum purchase requirements for employees participating in a PIP.

REDEMPTION OF SHARES. Information regarding the redemption of shares is discussed in the "Redemption of Shares" section of the prospectus. Additional methods to redeem shares are as follows:

By Wire: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for at least 60 days. In order to authorize the Transfer Agent to mail redemption proceeds to your account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the bank account that you have designated to receive amounts redeemed at any time. Any request to change the bank account designated to receive redemption proceeds should be accompanied by a guarantee of the shareholder's signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the bank account is registered. Further documentation will be required to change the designated bank account when a corporation, other organization, trust, fiduciary or other institutional investor holds Portfolio shares.

Systematic Withdrawal Plan: If you own shares of the Portfolio with a value of $10,000 or more you may participate in the Systematic Withdrawal Plan ("SWP"). Under the SWP, you may automatically redeem a portion of your account monthly, bimonthly, quarterly, semiannually or annually. The minimum withdrawal available is $100. The redemption of Portfolio shares will be effected at the NAV determined at 2:00 p.m. Eastern time on or about the 25th day of the month. This service may not be available for certain Service Organizations, because a similar service may be provided through those organizations.

Additional Information Regarding Redemptions: To ensure proper authorization before redeeming shares of the Portfolio, the Transfer Agent may require additional documents such as, but not restricted to, stock powers, trust instruments, death certificates, appointments as fiduciary, certificates of corporate authority and waivers of tax required in some states when settling estates.

Clients of Service Organizations who have purchased shares of the Portfolio through their accounts with those Service Organizations should contact the Service Organization prior to submitting a redemption request to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, other organization, trust, fiduciary or other institutional investor, the Transfer Agent requires, in addition to the stock power, certified evidence of authority to sign the necessary instruments of transfer. These procedures are for the protection of shareholders and should be followed to ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within 7 days of acceptance of shares tendered for redemption. Delay may result if the purchase check has not yet cleared, but the delay will be no longer than required to verify that the purchase check has cleared, and the Portfolio will act as quickly as possible to minimize delay.

The value of shares redeemed may be more or less than the shareholder's cost, depending on the net asset value at the time of redemption. Redemption of shares may result in tax consequences (gain or loss) to the shareholder, and the proceeds of a redemption may be subject to backup withholding.

A shareholder's right to redeem shares and to receive payment therefore may be suspended when (a) the Exchange is closed, other than customary weekend and holiday closings, (b) trading on the Exchange is restricted, (c) an emergency exists as a result of which it is not reasonably practicable to dispose of the Portfolio's securities or to determine the value of the Portfolio's net assets, or (d) ordered by a governmental body having jurisdiction over the Portfolio for the protection of the Portfolio's shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether a condition described in (b), (c) or (d) exists. In case of such suspension, shareholders of the Portfolio may withdraw their requests for redemption or may receive payment based on the net asset value of the Portfolio next determined after the suspension is lifted.

The Portfolio reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part with readily marketable securities (redemption "in-kind") chosen by the Portfolio and valued in the same way as they would be valued for purposes of computing the net asset value of the Portfolio. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. The Portfolio has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Portfolio is obligated to redeem shares solely in cash if the redemption requests are made by one shareholder account up to the lesser of $250,000 or 1% of the net assets of the Portfolio during any 90-day period. This election is irrevocable unless the SEC permits its withdrawal.

PRICING OF SHARES. The Portfolio's securities are valued on the basis of the amortized cost valuation technique. This involves valuing a security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of fluctuating interest rates on the market value of the security. The valuation of the Portfolio's securities based upon their amortized cost and the accompanying maintenance of the Portfolio's per share net asset value of $1.00 is permitted in accordance with Rule 2a-7 under the 1940 Act. Certain conditions imposed by that rule are set forth under "Investment Policies." In connection with the use of the amortized cost valuation technique, the Board of Trustees has established procedures delegating to the investment adviser the responsibility for maintaining a constant net asset value per share. Such procedures include a daily review of the Portfolio's holdings to determine whether the Portfolio's net asset value, calculated based upon available market quotations, deviates from $1.00 per share. Should any deviation exceed 1/2 of 1% of $1.00, the Trustees will promptly consider whether any corrective action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such corrective action may include selling of portfolio securities prior to maturity to realize capital gains or losses, shortening average portfolio maturity, withholding dividends, redeeming shares in kind and establishing a net asset value per share based upon available market quotations.

Should the Portfolio incur or anticipate any unusual expense or loss or depreciation that would adversely affect its net asset value per share or income for a particular period, the Trustees would at that time consider whether to adhere to the current dividend policy or to revise it in light of the then prevailing circumstances. For example, if the Portfolio's net asset value per share were reduced, or were anticipated to be reduced, below $1.00, the Trustees could suspend or reduce further dividend payments until the net asset value returned to $1.00 per share. Thus, such expenses or losses or depreciation could result in investors receiving no dividends or reduced dividends for the period during which they held their shares or in their receiving upon redemption a price per share lower than that which they paid.

The net asset value per share is determined as of 2:00 p.m. Eastern time on each day that the New York Stock Exchange and the Transfer Agent are open for business (a "business day"). The net asset value per share is calculated by adding the value of all securities and other assets in the Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in the Portfolio.

                                    DIVIDENDS

Dividends from the Portfolio are declared on each business day and paid to shareholders ordinarily on the first business day of the following month. The dividend for a business day immediately preceding a weekend or holiday normally includes an amount equal to the net income for the subsequent non-business days on which dividends are not declared. However, no such dividend includes any amount of net income earned in a subsequent semiannual accounting period.

                            TAXATION OF THE PORTFOLIO

GENERALLY. The Portfolio is treated as a separate corporation for federal income tax purposes. The Portfolio has qualified, elected and intends to continue to qualify to be classified under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") as a regulated investment company ("RIC"). To qualify or continue to qualify for treatment as a RIC under the Code, the Portfolio must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain determined without regard to the dividend received deduction) and at least 90% of its net income from tax-exempt obligations as well as meet several additional requirements. For the Portfolio, these requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in securities or those currencies; (2) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash, cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of any two or more issuers that the Portfolio controls and which are determined to be engaged in the same trade or business or similar or related trades or businesses.

If the Portfolio failed to qualify for treatment as a RIC in any taxable year, it would be subject to tax on its taxable income at corporate income tax rates with reduction for distributions paid to shareholders and all distributions from earnings and profits, including any distributions from net capital gain (the excess of net long-term capital gain over net short-term capital loss), would be taxable to its shareholders as ordinary income. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before qualifying again for RIC treatment.

The Portfolio will be subject to a nondeductible 4% excise tax (the "Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all (at least 98%) of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

The Portfolio will be taxed on the amount of its undistributed net capital gain over the amount of its deduction for dividends paid, determined with reference to capital gain dividends only. The Portfolio is permitted to elect to include all or a portion of such undistributed net capital gain in the income of its shareholders on the last day of its taxable year. In such case the shareholder is given credit for the tax that the RIC paid and is entitled to increase its basis by the difference between the amount of includable gain and tax deemed paid. Currently, an individual's maximum tax rate on long-term capital gains is 15%. A capital gain dividend is treated by the shareholders as a long-term capital gain regardless of how long the investor has owned shares in the Portfolio. If a Portfolio invests in any instruments that generate taxable income, under the circumstances described in the prospectus, distributions of the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits. If such distribution to its shareholders is in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution will be treated by each shareholder as a return of capital to the extent of the shareholder's tax basis and thereafter as capital gain. If the Portfolio realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders and treated as a capital gain.

Dividends and other distributions declared by the Portfolio in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year if they are paid by the Portfolio during the following January. Accordingly, such distributions will be taxed to the shareholders for the year in which that December 31 falls.

Investors should be aware that if Portfolio shares are purchased shortly before the record date for any dividend (other than an exempt-interest dividend) or capital gain distribution, the shareholder will pay full price for the shares and will receive some portion of the price back as a taxable distribution.

Any loss realized by a shareholder on the redemption of shares within six months from the date of their purchase will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions (or undistributed capital gain) to that shareholder with respect to those shares and are disallowed to the extent any distribution of exempt-interest dividends received with respect to such shares.

Distributions from the Portfolio's investment company taxable income, if any, are taxable to its shareholders as ordinary income to the extent of the Portfolio's earnings and profits. Because the Portfolios' net investment income is derived from interest rather than dividends, no portion of the distributions thereof is eligible for the dividends-received deduction allowed to corporate shareholders or to be taxed at capital gain rates as qualified dividend income.

FOREIGN SECURITIES. Dividends and interest received, and gains realized, by the Portfolio may be subject to income, withholding or other taxes imposed by foreign countries or U.S. possessions (collectively, "foreign taxes") that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

If more than 50% of the value of the Portfolio's total assets at the close of its taxable year consists of securities of foreign corporations, the Portfolio will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to benefit from any foreign tax credit or deduction that is available with respect to foreign taxes paid by the Portfolio. If the election is made, the Portfolio will treat those taxes as dividends paid to its shareholders and each shareholder (1) will be required to include in gross income, and treat as paid by the shareholder, a proportionate share of those taxes, (2) will be required to treat that share of those taxes and of any dividend paid by the Portfolio that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources and
(3) may either deduct the taxes deemed paid by the shareholder in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. The Portfolio will report to its shareholders within 60 days after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions, as well as the amount of foreign taxes that are not allocable as a credit, if it makes this election. If the Portfolio makes this election, individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

The foregoing federal tax discussion is a summary included for general informational purposes only. Each shareholder is advised to consult his/her own tax advisor with respect to the specific tax consequences of an investment in a Portfolio, including the effect and applicability of state, local, foreign and other tax laws and the possible effects of changes in federal or other tax laws.

Shortly after the end of each year, PFPC calculates the federal income tax status of all distributions made during the year. In addition to federal income tax, shareholders may be subject to state and local taxes on distributions from a Portfolio. Shareholders should consult their tax advisors regarding specific questions relating to federal, state and local taxes.

                              FINANCIAL STATEMENTS

Audited financial statements and financial highlights of the Portfolio, including its corresponding Portfolio for the fiscal year ended June 30, 2004, are set forth in the Annual Report to shareholders, including the notes thereto and the report of _________ thereon. Unaudited financial statements and financial highlights of the Portfolio for the period ended December 31, 2004 are set forth in the Semi-Annual Report to shareholders, including the notes thereto. The Annual and Semi-annual Reports are incorporated herein by reference.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

Moody's, S&P and Fitch are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody's, S&P and Fitch to the securities in which the Portfolio may invest is discussed below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. The investment adviser attempts to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by the Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio. In that event, the investment adviser will consider whether it is in the best interest of the Portfolio to continue to hold the securities.

MOODY'S RATINGS

CORPORATE AND MUNICIPAL BONDS.

Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than the Aaa securities.

A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

CORPORATE AND MUNICIPAL COMMERCIAL PAPER. The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

     -    Leading market positions in well-established industries.

     -    High rates of return on funds employed.

     - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

MUNICIPAL NOTES. The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2" and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable-rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing. Notes rated "MIG 2" or "VMIG 2" are of high quality, with margins of protection that are ample although not so large as in the preceding group. Notes rated "MIG 3" or "VMIG 3" are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well established.

S&P RATINGS

CORPORATE AND MUNICIPAL BONDS.

AAA: Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay interest and repay principal.

AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

CORPORATE AND MUNICIPAL COMMERCIAL PAPER. The "A-1" rating for corporate and municipal commercial paper indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be rated "A-1+."

MUNICIPAL NOTES. The "SP-1" rating reflects a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be rated "SP-1+." The "SP-2" rating reflects a satisfactory capacity to pay principal and interest.

FITCH RATINGS

DESCRIPTION OF FITCH'S HIGHEST STATE AND MUNICIPAL NOTES RATING.

AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

F-1+ - Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 - Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                                 WT MUTUAL FUND

                            CRM LARGE CAP VALUE FUND
                             CRM MID CAP VALUE FUND
                            CRM SMALL CAP VALUE FUND
                          CRM SMALL/MID CAP VALUE FUND

                            1100 North Market Street
                           Wilmington, Delaware 19890

                       STATEMENT OF ADDITIONAL INFORMATION

                                  JULY 1, 2005

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with each Fund's current prospectus dated July 1, 2005, as amended from time to time. A copy of each current prospectus and annual and semi-annual reports may be obtained without charge, by writing to Professional Funds Distributor, LLC (the "Distributor"), 760 Moore Road, King of Prussia, PA 19406. A copy may also be obtained from certain institutions such as banks or broker-dealers that have entered into servicing agreements with the Distributor or by calling (800) CRM-2883.

Each Fund's audited financial statements for the fiscal year ended June 30, 2004, included in the Annual Reports to shareholders, and each Fund's unaudited financial statements for the six-month period ended December 31, 2004, included in the Semi-Annual Report to shareholders, are each incorporated into this SAI by reference.

                                TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
GENERAL INFORMATION....................................................      1

INVESTMENT POLICIES....................................................      1

DISCLOSURE OF FUND HOLDINGS............................................      5

INVESTMENT LIMITATIONS.................................................      6

TRUSTEES AND OFFICERS..................................................      8

CODE OF ETHICS.........................................................     15

CONTROL PERSONS AND PRINCIPLE HOLDERS OF SECURITIES....................     16

INVESTMENT ADVISORY AND OTHER SERVICES.................................     16

ADMINISTRATION AND ACCOUNTING SERVICES.................................     17

ADDITIONAL SERVICE PROVIDERS...........................................     18

DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN.............................     18

BROKERAGE ALLOCATION AND OTHER PRACTICES...............................     19

CAPITAL STOCK AND OTHER SECURITIES.....................................     21

PURCHASE, REDEMPTION AND PRICING OF SHARES.............................     21

DIVIDENDS..............................................................     23

TAXATION OF THE FUNDS..................................................     24

FINANCIAL STATEMENTS...................................................     27

APPENDIX A OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES...    A-1

APPENDIX B DESCRIPTION OF RATINGS......................................    B-1

APPENDIX C POLICIES AND PROCEDURES FOR PROXY VOTING....................    C-1

                               GENERAL INFORMATION

WT Mutual Fund (the "Trust") was organized as a Delaware business trust on June 1, 1994. The Trust has established the following funds described in this Statement of Additional Information ("SAI"): CRM Large Cap Value Fund, CRM Mid Cap Value Fund, CRM Small Cap Value Fund and CRM Small/Mid Cap Value Fund (each a "Fund" and collectively the "Funds"). The CRM Large Cap Value Fund, CRM Mid Cap Value Fund and CRM Small Cap Value Fund issue Institutional, Investor and Retail Shares. The CRM Small/Mid Cap Value Fund issues Institutional and Investor Shares only. Each Fund is a diversified open-end investment company.

Prior to July 1, 2005, the Trust and its Funds operated as feeder funds in a master-feeder structure pursuant to which each Fund invested in a corresponding "master series" of WT Investment Trust I, which invested directly in investment securities. The investment objective, strategies, policies and limitations of each master series were identical to its corresponding Fund.

                               INVESTMENT POLICIES

The following information supplements the information concerning each Fund's investment objective, policies and limitations found in the prospectus.

Each Fund seeks to achieve long-term capital appreciation. Each Fund's investment objective may not be changed without shareholder approval. There is no guarantee that a Fund will achieve its investment objective.

The CRM LARGE CAP VALUE FUND, under normal circumstances, invests at least 80% of its assets in a diversified portfolio of equity or equity related securities of companies with market capitalizations at the time of initial purchase equal to those in the Russell 1000 Value Index ("large cap companies") and are publicly traded on a U.S. securities market.

The CRM MID CAP VALUE FUND, under normal circumstances, invests at least 80% of its assets in a diversified portfolio of equity or equity related securities of companies with market capitalizations at the time of initial purchase equal to those in the Russell Midcap Value Index ("mid cap companies") and are publicly traded on a U.S. securities market.

The CRM SMALL CAP VALUE FUND, under normal circumstances, invests at least 80% of its assets in a diversified portfolio of equity or equity related securities of companies with market capitalizations at the time of initial purchase equal to those in the Russell 2000 Value Index ("small cap companies") and are publicly traded on a U.S. securities market.

The CRM SMALL/MID CAP VALUE FUND, under normal circumstances, invests at least 80% of its assets in a diversified portfolio of equity or equity related securities of companies with market capitalizations at the time of initial purchase between $200 million and $7 billion and are publicly traded on a U.S. securities market (or whose market capitalization falls within the capitalization range of recognized small or mid-cap indices).

CASH MANAGEMENT. Each Fund may invest in cash and cash equivalents, including high-quality money market instruments and money market funds in order to manage cash flow. Certain of these instruments are described below.

     - MONEY MARKET FUNDS. Each Fund may invest in the securities of money market mutual funds within the limits prescribed by the Investment Company Act of 1940 ("the 1940 Act"). (See "Investment Company Securities.")

     - U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, the U.S. Government may provide support for payment of the interest and principal on these obligations directly or indirectly. This support can range from securities supported by the full faith and credit of the United States (for example, Ginnie Mae securities), to securities that are supported solely or primarily by the creditworthiness of the issuer, such as securities of Fannie Mae, Freddie Mac, the Tennessee Valley Authority, Federal Farm Credit Banks and the Federal Home Loan Banks. In the case of obligations not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

     - COMMERCIAL PAPER. Each Fund may invest in commercial paper. Commercial paper consists of short-term (up to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Funds may invest only in commercial paper rated A-1 or higher by S&P or Moody's or if not rated, determined by the adviser to be of comparable quality.

     - BANK OBLIGATIONS. Each Fund may invest in U.S. dollar-denominated obligations of major banks, including certificates of deposit, time deposits and bankers' acceptances of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and of wholly owned banking subsidiaries of such foreign banks located in the United States.

          Obligations of foreign branches of U.S. banks and U.S. branches of wholly owned subsidiaries of foreign banks may be general obligations of the parent bank, of the issuing branch or subsidiary, or both, or may be limited by the terms of a specific obligation or by government regulation. Because such obligations are issued by foreign entities, they are subject to the risks of foreign investing. A brief description of some typical types of bank obligations follows:

          - BANKERS' ACCEPTANCES. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligation of both the bank and the drawer to pay the face amount of the instrument upon maturity.

          - CERTIFICATES OF DEPOSIT. Certificates of Deposit are certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Variable rate certificates of deposit provide that the interest rate will fluctuate on designated dates based on changes in a designated base rate (such as the composite rate for certificates of deposit established by the Federal Reserve Bank of New York).

          - TIME DEPOSITS. Time deposits are bank deposits for fixed periods of time.

CONVERTIBLE SECURITIES. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, a Fund's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuers and any call provisions.

The Funds may invest in convertible securities that are rated, at the time of purchase, in the three highest rating categories by a nationally recognized statistical rating organization ("NRSRO") such as Moody's or S&P, or if unrated, are determined by the adviser to be of comparable quality. (See "Appendix B" Description of Ratings.") Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality. Should the rating of a security be downgraded subsequent to the Fund's purchase of the security, the adviser will determine whether it is in the best interest of the Fund to retain the security.

DEBT SECURITIES. Debt securities represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.

DEPOSITARY RECEIPTS. American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

FOREIGN SECURITIES. Each Fund may invest in foreign securities either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of foreign securities. (See "Depositary Receipts" above.) Foreign securities include equity or debt securities issued by issuers outside the United States, and include securities in the form of ADRs and EDRs. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the counter markets. Investing in foreign securities involves certain special risks and considerations that are not typically associated with investing in U.S. companies, including, but not limited to, (i) generally less liquid and less efficient securities markets, (ii) generally greater price volatility, (iii) exchange rate fluctuations and exchange controls, (iv) the imposition of restrictions on the expatriation of funds or other assets, (v) less publicly available information about issuers, (vi) the imposition of taxes (vii) higher transaction and custody costs, (viii) settlement delays and risk of loss, (ix) difficulties in enforcing contracts,
(x) less liquidity and smaller market capitalizations, (xi) lesser regulation of securities markets, (xii) different accounting and disclosure standards, (xiii) governmental interference, (xiv) higher inflation, (xv) social, economic and political uncertainties, (xvi) the risk of expropriation of assets, (xvii) and the risk of war.

HEDGING STRATEGIES. Each Fund may engage in certain hedging strategies that involve options and futures. These hedging strategies are described in detail in Appendix A.

ILLIQUID SECURITIES. Each Fund may invest no more than 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days at approximately the value at which they are being carried on the Fund's books. The Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to the adviser, pursuant to guidelines approved by the Board. The adviser will monitor the liquidity of securities held by a Fund and report periodically on such decisions to the Board. If the limitation on illiquid securities is exceeded, other than by a change in market values, the condition will be reported by a Fund's adviser to the Board of Trustees.

INVESTMENT COMPANY SECURITIES AND EXCHANGE TRADED FUNDS. The Fund may invest in investment company securities, including exchange traded funds ("ETFs"). Such investments are subject to limitations prescribed by the 1940 Act unless an SEC exemption is applicable. These limitations currently provide, in part, that a Fund may not purchase shares of an investment company if (a) such a purchase would cause a Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause a Fund to have more than 5% of its total assets invested in the investment company or
(c) more than 10% of a Fund's total assets would be invested in investment companies. As a shareholder in an investment company, a Fund would bear its pro rata portion of the investment company's expenses, including advisory fees, in addition to its own expenses. Although the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including ETFs, registered investment companies are permitted to invest in iShares Funds beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the iShares Funds, including that such investment companies enter into an agreement with the iShares Funds.

OPTIONS ON SECURITIES AND SECURITIES INDICES. Each Fund may purchase call options on securities that the adviser intends to include in a Fund in order to fix the cost of a future purchase or attempt to enhance return by, for example, participating in an anticipated increase in the value of a security. A Fund may purchase put options to hedge against a decline in the market value of securities held in the Fund or in an attempt to enhance return. A Fund may write
(sell) put and covered call options on securities in which they are authorized to invest. A Fund may also purchase put and call options, and write put and covered call options on U.S. securities indices. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. Of the 80% of the total assets of a Fund that are invested in equity (or related) securities, a Fund may not invest more than 10% of such assets in covered call options on securities and/or options on securities indices.

REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements. A repurchase agreement is a transaction in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to a bank or dealer at an agreed upon date and price reflecting a market rate of interest, unrelated to the coupon rate or the maturity of the purchased security. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund if the other party to the repurchase agreement defaults), it is the policy of each Fund to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found satisfactory by the investment adviser. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of a Fund's investment limitations.

RESTRICTED SECURITIES. Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933 (the "1933 Act") or an exemption from registration. Each Fund may invest up to 15% of its net assets in illiquid securities. Restricted securities, including securities eligible for re-sale pursuant to Rule 144A under the 1933 Act, that are determined to be liquid are not subject to this limitation. This determination is to be made by the adviser pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the adviser intends to purchase securities that are exempt from registration under Rule 144A.

SECURITIES LENDING Each Fund may from time to time lend its portfolio securities pursuant to agreements that require that the loans be continuously secured by collateral equal to 100% of the market value of the loaned securities. Such collateral consists of cash, securities of the U.S. Government or its agencies, or any combination of cash and such securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for a Fund exceeds one-third of the value of a Fund's total assets taken at fair market value. A Fund will earn interest on the investment of the cash collateral. However, a Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities and even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the adviser to be of good standing and when, in the judgment of the adviser, the consideration that can be earned currently from such securities loans justifies the attendant risk. Either party upon reasonable notice to the other party may terminate any loan.

TEMPORARY DEFENSIVE POSITION. Each Fund may, without limit, invest in commercial paper and other money market instruments rated in one of the two highest rating categories by an NRSRO, in response to adverse market conditions, as a temporary defensive position. The result of this action may be that a Fund will be unable to achieve its investment objective.

PORTFOLIO TURNOVER. Portfolio turnover rates for the past 2 fiscal years were:

                       12 MONTHS ENDED   12 MONTHS ENDED
                           6/30/04           6/30/03
                       ---------------   ---------------
Large Cap Value               26%               87%
Mid Cap Value                152%              142%
Small Cap Value               77%               74%
Small/Mid Cap Value*         N/A               N/A

* The CRM Small/Mid Cap Value Fund commenced operations on September 1, 2004. The Fund expects that its portfolio turnover rate under normal market conditions will be less than 125% annually.

                           DISCLOSURE OF FUND HOLDINGS

The Funds have policies and procedures in place regarding the disclosure of portfolio securities holdings of the Funds designed to allow disclosure of such holdings information where it is deemed appropriate for a Fund's operations or it is determined to be useful to a Fund's shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure of a Fund's holdings, a Fund will not provide or permit others to provide information about the Fund's holdings on a selective basis.

The Funds provide Fund holdings information as required in regulatory filings and shareholder reports, disclose Fund holdings information as required by federal or state securities laws, and may disclose Fund holdings information in response to requests by governmental authorities.

The Funds may, but are not required to, post the Fund's schedule of investments on a website at regular intervals or from time to time at the discretion of the Fund. Such schedule of investments must be as of a date at least 30 days prior to its posting on the website. In addition to its schedule of investments, a Fund may post information on a website about the number of securities the Fund holds, a summary schedule of investments, the Fund's top ten holdings, and a percentage breakdown of the Fund's investments by country, sector and industry. This additional information must be as of a date at least 30 days prior to its posting on a website, provided, however, that a top ten holdings list may be as of a date 7 days prior to its posting on the website. The day after any Fund holdings information becomes publicly available (by posting on the website or otherwise), it may be mailed, e-mailed or otherwise transmitted to any person.

The Fund may distribute or authorize the distribution of information about a Fund's holdings that is not publicly available (on a website or otherwise) to a Fund's or an investment adviser's employees and affiliates that provide services to the Fund. The Fund may also distribute or authorize the distribution of information about the Fund's holdings that is not publicly available (on a website or otherwise) to the Fund's service providers who require access to the information (i) in order to fulfill their contractual duties relating to the Fund; (ii) to facilitate the transition of a newly hired investment adviser or sub-adviser prior to the commencement of its duties; (iii) to facilitate the review of the Fund by a ranking or ratings agency; (iv) for the purpose of due diligence regarding a merger or acquisition; or (iv) for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of Fund assets and minimal impact on remaining shareholders of an affected Fund.

In order to mitigate conflicts between the interests of Fund shareholders, on the one hand, and those of the Funds' investment adviser or principal underwriter, or any affiliated person of the Funds, their investment advisers or its principal underwriter, on the other, the Trust's Chief Compliance Officer must approve and either the President or a Vice President of the Trust must approve a non-public disclosure of Fund holdings. The Trust's Chief Compliance Officer must report all arrangements to disclose Fund holdings information to the Trust's Board of Trustees on a quarterly basis, which will review such arrangements and terminate them if it determines such disclosure arrangements are not in the best interests of shareholders.

Before any non-public disclosure of information about a Fund's holdings, the Chief Compliance Officer will require the recipient of such non-public Fund holdings information to agree or provide proof of an existing duty to keep the information confidential and to agree not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in a Fund or any other security. The Trust may request certifications from senior officers of authorized recipients that the recipient is using the Fund holdings information only in a manner consistent with the Trust's policies and procedures and any applicable confidentiality agreement.

Under no circumstances may the Trust or an investment adviser or their affiliates receive any consideration or compensation for disclosing Fund holdings information.

Each of the following third parties have been approved to receive Fund holdings information: (i) the Trust's administrator and accounting agent; (ii) the Trust's independent public accounting firm, for use in providing audit opinions;
(iii) financial printers, solely for the purpose of preparing Trust reports or regulatory filings; (iv) the Trust's custodian in connection with its custody of the Trust's assets; (v) if applicable, a proxy voting service; and (vi) the following data aggregators and ranking and ratings services: Lipper Analytical Services, Inc., Morningstar Inc., and Standard & Poors. Information may be provided to these parties at any time so long as each of these parties is contractually and ethically prohibited from sharing the Trust's Fund holdings information without specific authorization. The Trust's investment advisers and service providers will establish procedures to ensure that the Trust's Fund holdings information is only disclosed in accordance with these policies.

[insert list of those receiving disclosure]

                             INVESTMENT LIMITATIONS

Except as otherwise provided, each of the CRM Large Cap Value Fund, CRM Mid Cap Value Fund, and CRM Small Cap Value Fund have adopted the investment limitations set forth below. Limitations which are designated as fundamental policies may not be changed without the affirmative vote of the lesser of (i) 67% or more of the shares of a Fund present at a shareholders meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or
(ii) more than 50% of the outstanding shares of a Fund. If any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund's assets or redemptions of shares will not be considered a violation of the limitation.

Each of the Large Cap Value, Mid Cap Value and Small Cap Value Funds will not as a matter of fundamental policy:

1. purchase the securities of any one issuer, if as a result, more than 5% of a Fund's total assets would be invested in the securities of such issuer, or a Fund would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) a Fund may invest up to 25% of its total assets without regard to these limitations and (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

2. purchase securities of any issuer if, as a result, more than 25% of a Fund's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, however this limitation does not apply to investments in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

3. borrow money, however the Funds may borrow money for temporary or emergency purposes, including the meeting of redemption requests, in amounts up to 33 1/3% of a Fund's assets;

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions;

5. underwrite any issue of securities, except to the extent that a Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate. A Fund may not invest in any interest in real estate except securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass-throughs and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein;

7. purchase or sell physical commodities. A Fund is restricted from purchasing or selling contracts, options or options on contracts to purchase or sell physical commodities; or

8. issue senior securities, except to the extent permitted by the 1940 Act, however, a Fund may borrow money subject to their investment limitation on borrowing.

The CRM Small/Mid Cap Value Fund is subject to the following investment limitations. These limitations are non-fundamental and the Board of Trustees may change them without shareholder approval.

The CRM Small/Mid Cap Value Fund will not:

1. purchase the securities of any one issuer, if as a result, more than 5% of a Fund's total assets would be invested in the securities of such issuer, or a Fund would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) a Fund may invest up to 25% of its total assets without regard to these limitations and (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

2. purchase securities of any issuer if, as a result, more than 25% of a Fund's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, however this limitation does not apply to investments in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

3. borrow money, however the Funds may borrow money for temporary or emergency purposes, including the meeting of redemption requests, in amounts up to 33 1/3% of a Fund's assets;

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions;

5. underwrite any issue of securities, except to the extent that a Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate. A Fund may not invest in any interest in real estate except securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass-throughs and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein;

7. purchase or sell physical commodities. A Fund is restricted from purchasing or selling contracts, options or options on contracts to purchase or sell physical commodities; or

8. issue senior securities, except to the extent permitted by the 1940 Act, however, a Fund may borrow money subject to their investment limitation on borrowing.

The following non-fundamental policies apply to each of the CRM Large Cap Value Fund, the CRM Mid Cap Value Fund, the CRM Small Cap Value Fund and the CRM Small/Mid Cap Value Fund, and the Board of Trustees may change them without shareholder approval.

Each will not:

1. pledge, mortgage or hypothecate its assets except to secure indebtedness permitted to be incurred by a Fund, provided that the deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for future contracts are not deemed to be pledges or hypothecations for this purpose;

2.   make short sales of securities except short sales against the box;

3. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, however a Fund may make initial and variation margin deposits in connection with permitted transactions in options without violating this limitation; or

4. purchase additional portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets.

When engaging in options, futures and forward currency contract strategies, a Fund will either: (1) set aside cash or liquid securities in a segregated account with the Fund's custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.

                             TRUSTEES AND OFFICERS

The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under "Interested Trustees" below is an "interested person" of the investment adviser, or the Trust, within the meaning of the 1940 Act. Each person who is not an "interested person" of the Funds' investment adviser or the Trust within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below. The address of each Trustee as it relates to the Trust's business is 1100 North Market Street, Wilmington, DE 19890.

                                                                                                 NUMBER OF
                                                                                               FUNDS IN FUND
                         POSITION(S)                                                              COMPLEX             OTHER
       NAME AND             HELD         TERM OF OFFICE AND       PRINCIPAL OCCUPATION(S)       OVERSEEN BY        DIRECTORSHIPS
     DATE OF BIRTH        WITH TRUST   LENGTH OF TIME SERVED       DURING PAST FIVE YEARS         TRUSTEE         HELD BY TRUSTEE
----------------------   -----------   ---------------------   -----------------------------   -------------   ---------------------
                                                         INTERESTED TRUSTEES

ROBERT J. CHRISTIAN (1)  Trustee,      Shall serve until       Executive Vice President and          25        Wilmington Low
Date of Birth: 2/49      President,    death, resignation or   Chief Investment Officer                        Volatility Fund of
                         Chief         removal. Trustee,       of Wilmington Trust Company                     Funds (closed-end
                         Executive     President and           from February 1996, to June                     registered investment
                         Officer       Chairman of the Board   2004, and Executive Vice                        company).
                         and           since October 1998.     President and chief Economist
                         Chairman                              from June 2004 to Present
                         of the                                and President of RSMC since
                         Board                                 February 1996.

FRED FILOON (2)          Trustee       Shall serve at the      Senior Vice President and             25        None
Date of Birth: 3/42                    pleasure of the         Principal of Cramer Rosenthal
                                       Board and until         McGlynn, LLC since 1991.
                                       successor is
                                       elected and
                                       qualified. Trustee
                                       since November
                                       2004.

----------
(1) Mr. Christian is an "Interested Trustee" by reason of his position as President of RSMC, an investment adviser to the Trust.

(2) Mr. Filoon is an "Interested Trustee" by reason of his position as Senior Vice President and Principal of Cramer Rosenthal McGlynn LLC, an investment adviser to the Trust.

                                                                                                 NUMBER OF
                                                                                               FUNDS IN FUND
                         POSITION(S)                                                              COMPLEX              OTHER
       NAME AND             HELD         TERM OF OFFICE AND       PRINCIPAL OCCUPATION(S)       OVERSEEN BY        DIRECTORSHIPS
     DATE OF BIRTH        WITH TRUST   LENGTH OF TIME SERVED       DURING PAST FIVE YEARS         TRUSTEE         HELD BY TRUSTEE
----------------------   -----------   ---------------------   -----------------------------   -------------   ---------------------
                                                         INTERESTED TRUSTEES

ROBERT ARNOLD              TRUSTEE     Shall serve until       Founder and co-manages,               25        None
Date of Birth: 3/44                    death, resignation or   R. H. Arnold & Co., Inc.
                                       removal. Trustee        (investment banking company)
                                       since May 1997.         since 1989.

DR. ERIC BRUCKER           TRUSTEE     Shall serve until       Professor of Economics,               25        Wilmington Low
Date of Birth: 12/41                   death, resignation or   Widener University since July                   Volatility Fund of
                                       removal. Trustee        2004; formerly, Dean, School                    Funds (closed-end
                                       since October 1999.     of Business Administration                      registered investment
                                                               of Widener University from                      company).
                                                               2001 to 2004; Dean, College
                                                               of Business, Public Policy
                                                               and Health at the University
                                                               of Maine from September 1998
                                                               to June 2001.

NICHOLAS GIORDANO          TRUSTEE     Shall serve until       Consultant, financial                 25        Kalmar Pooled
Date of Birth: 3/43                    death, resignation or   services organizations from                     Investment Trust;
                                       removal. Trustee        1997 to present; Interim                        Independence Blue
                                       since October 1998.     President, LaSalle University                   Cross; and Selas
                                                               from 1998 to 1999.                              Corporation of
                                                                                                               America (industrial
                                                                                                               furnaces and ovens);
                                                                                                               Wilmington Low
                                                                                                               Volatility Fund of
                                                                                                               Funds (closed-end
                                                                                                               registered investment
                                                                                                               company).

LOUIS KLEIN, JR.           TRUSTEE     Shall serve until       Self-employed financial               25        WHX Corporation
Date of Birth: 5/35                    death, resignation or   consultant since 1991.                          (industrial
                                       removal. Trustee                                                        manufacturer).
                                       since October 1999.

CLEMENT C. MOORE, II       TRUSTEE     Shall serve until       Managing Partner, Mariemont           25        None
Date of Birth: 9/44                    death, resignation or   Holdings, LLC, (real estate
                                       removal. Trustee        holding and development
                                       since October 1999.     company) since 1980.

                                                                                                 NUMBER OF
                                                                                               FUNDS IN FUND
                         POSITION(S)                                                              COMPLEX              OTHER
       NAME AND              HELD        TERM OF OFFICE AND       PRINCIPAL OCCUPATION(S)         OVERSEEN         DIRECTORSHIPS
     DATE OF BIRTH        WITH TRUST   LENGTH OF TIME SERVED       DURING PAST FIVE YEARS        BY TRUSTEE       HELD BY TRUSTEE
----------------------   -----------   ---------------------   -----------------------------   -------------   ---------------------
                                                        INDEPENDENT TRUSTEES

JOHN J. QUINDLEN           TRUSTEE     Shall serve until       Retired since 1993.                   25        None
Date of Birth: 5/32                    death, resignation or
                                       removal. Trustee
                                       since October 1999.

MARK A. SARGENT            TRUSTEE     Shall serve until       Dean and Professor of Law,            25        Wilmington Low
Date of Birth: 4/51                    death, resignation or   Villanova University School                     Volatility Fund of
                                       removal. Trustee        of Law since July 1997.                         Funds (closed-end
                                       since November 2001.                                                    registered investment
                                                                                                               company).

As of the date of this SAI, none of the Independent Trustees nor any of their immediate family members (i.e. spouse or dependent children) serves as an officer or director or is an employee of the Trust, any of the Funds' investment advisers, or distributor, or any of their respective affiliates. Nor do any of such persons serve as an officer or director or is an employee of any company controlled by or under common control with such entities.

                                                                                                       NUMBER OF
                                                                                                     FUNDS IN FUND
                             POSITION(S)                                                                COMPLEX           OTHER
    NAME, ADDRESS AND            HELD             TERM OF OFFICE AND       PRINCIPAL OCCUPATION(S)      OVERSEEN      DIRECTORSHIPS
      DATE OF BIRTH           WITH TRUST        LENGTH OF TIME SERVED       DURING PAST FIVE YEARS     BY TRUSTEE    HELD BY TRUSTEE
------------------------   ---------------   ---------------------------   -----------------------   -------------   ---------------
                                                         EXECUTIVE OFFICERS

JOHN R. GILES              Chief Financial   Shall serve at the pleasure   Senior Vice President,         N/A              N/A
1100 North Market Street   Officer, Vice     of the Board and until        Wilmington Trust
Wilmington, DE 19890       President and     successor is elected and      Company since 1996.
Date of Birth: 8/57        Treasurer         qualified. Officer since
                                             December 1999.

ERIC K. CHEUNG             Vice President    Shall serve at the pleasure   Vice President,                N/A              N/A
1100 North Market Street                     of the Board and until        Wilmington Trust
Wilmington, DE 19890                         successor is elected and      Company since 1986;
Date of Birth: 12/54                         qualified. Officer since      and Vice President and
                                             October 1998.                 Director, RSMC since
                                                                           2001.

JOSEPH M. FAHEY, JR.       Vice President    Shall serve at the pleasure   Vice President, RSMC           N/A              N/A
1100 North Market Street                     of the Board and until        since 1992.
Wilmington, DE 19890                         successor is elected and
Date of Birth: 1/57                          qualified. Officer since
                                             November 1999.

WILLIAM P. RICHARDS, JR.   Vice President    Shall serve at the pleasure   Managing Director,             N/A              N/A
100 Wilshire Boulevard                       of the Board and until        Roxbury Capital
Suite 1000                                   successor is elected and      Management LLC
Santa Monica, CA 90401                       qualified. Officer since      (registered investment
Date of Birth: 11/36                         November 2004.                adviser) since 1998.

                                                                                                       NUMBER OF
                                                                                                     FUNDS IN FUND
                             POSITION(S)                                                                COMPLEX           OTHER
    NAME, ADDRESS AND            HELD             TERM OF OFFICE AND       PRINCIPAL OCCUPATION(S)      OVERSEEN      DIRECTORSHIPS
      DATE OF BIRTH           WITH TRUST        LENGTH OF TIME SERVED       DURING PAST FIVE YEARS     BY TRUSTEE    HELD BY TRUSTEE
------------------------   ---------------   ---------------------------   -----------------------   -------------   ---------------
                                                         EXECUTIVE OFFICERS

ANNA M. BENCROWSKY         Chief             Shall serve at the pleasure   Chief Compliance               N/A              N/A
1100 North Market Street   Compliance        of the Board and until        Officer, Rodney Square
Wilmington, DE 19890       Officer           successor is elected and      Management Corporation
Date of Birth: 5/51                          qualified; Officer since      since 2004; Vice
                                             September 2004.               President and Chief
                                                                           Compliance Officer,
                                                                           1838 Investment
                                                                           Advisors, LP from 1998
                                                                           to 2004; Vice
                                                                           President, Secretary,
                                                                           and Treasurer, 1838
                                                                           Investment Advisors
                                                                           Funds from 1995 to
                                                                           2004; Vice President
                                                                           and Secretary, 1838
                                                                           Bond-Debenture Trading
                                                                           Fund from 1982 to 2004.

LEAH M. ANDERSON           Secretary         Shall serve at the pleasure   Officer, Wilmington            N/A              N/A
1100 North Market Street                     of the Board and until        Trust Company since
Wilmington, DE 19890                         successor is elected and      1998. Officer, RSMC
Date of Birth: 08/65                         qualified. Officer since      since 1992
                                             October 2002.

RESPONSIBILITIES OF THE BOARD AND ITS COMMITTEES. The basic responsibilities of the Trustees are to monitor the Trust's financial operations and performance, oversee the activities and legal compliance of the Trust's investment advisers and other major service providers, keep themselves informed, and exercise their business judgment in making decisions important to the Trust's proper functioning based on what the Trustees reasonably believe to be in the best interests of the Trust's shareholders. The Board is comprised of nine individuals, two of whom are considered Interested Trustees. The remaining Trustees are Independent Trustees. The Board meets multiple times during the year (but at least quarterly) to review the investment performance of the Funds and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. The Board met ____ times during the fiscal year ended June 30, 2005. The Board has an Audit Committee, a Nominating and Governance Committee, and a Regulatory Oversight Committee. The responsibilities of each committee and its members are described below.

AUDIT COMMITTEE. The Audit Committee is comprised of Messrs. Giordano, Klein and Quindlen, each of which is an Independent Trustee. Mr. Giordano serves as the chairman of the Committee. Pursuant to its charter, the Audit Committee has the responsibility, among others, to (1) select the Trust's independent auditors;
(2) review and approve the scope of the independent auditors' audit activity;
(3) review the financial statements which are the subject of the independent auditors' certifications; and (4) review with such independent auditors the adequacy of the Trust's basic accounting system and the effectiveness of the Trust's internal accounting controls. During the fiscal year ended June 30, 2005, there were ____ meetings of the Audit Committee.

NOMINATING AND GOVERNANCE COMMITTEE. The Nominating and Governance Committee is comprised of Messrs. Giordano, Quindlen and Sargent, each of which is an Independent Trustee. Mr. Sargent serves as chairman of the Committee. The Committee is responsible for formulating a statement of fund governance; assessing the size, structure and composition of the Board; determining trustee qualifications guidelines as well as compensation, insurance and indemnification of trustees; identifying Trustee candidates; oversight of Board self-evaluations; and identifying, from time to time, qualified candidates to serve as the Chief Compliance Officer for the Trust. During the fiscal year ended June 30, 2005, there was ____ meeting of the Committee. The Committee will consider nominee candidates recommended by shareholders. Shareholders who wish to recommend individuals for consideration by the Committee as nominee candidates may do so by submitting a written recommendation to the Secretary of the Trust at: 1100 North Market Street, 9th Floor, Wilmington, DE 19890. Submissions must include sufficient biographical information concerning the recommended individual, including age, at least ten years of employment history with employer names and a description of the employer's business, and a list of board memberships (if any). The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected. Recommendations must be received in a sufficient time, as determined by the Committee in its sole discretion, prior to the date proposed for the consideration of nominee candidates by the Board. Upon the written request of shareholders holding at least 10% of the Trust's shares in the aggregate, the Secretary shall present to any special meeting of shareholders such nominees for election as Trustees as specified in such written request.

REGULATORY OVERSIGHT COMMITTEE. The Regulatory Oversight Committee is comprised of Messrs. Arnold, Brucker, Moore and Sargent, each of which is an Independent Trustee. Mr. Moore serves as the chairman of the Committee. The Regulatory Oversight Committee (i) monitors the Board's compliance with its major specific responsibilities under the 1940 Act; (ii) receives information regarding proposed and newly adopted federal and state laws and regulations as they apply to the Trust, and provides oversight of investment advisers, other major service providers, and the Trust's Chief Compliance Officer ("CCO") regarding compliance with such laws and regulations as needed; (iii) provides oversight of the Trust's 12b-1 fees and shareholder service fees and the payment of such fees to various investment advisers, broker-dealers and financial intermediaries; (iv) provides oversight of the portfolio trade execution, brokerage commissions, soft dollar usage, and revenue sharing arrangements of the Trust's investment advisers, and make recommendations to the Board regarding such practices; (v) provides oversight of the Trust's valuation and pricing policies, procedures and practices and designated management valuation committee; (vi) provides oversight of exemptive order(s), if any, granted to the Trust by the SEC or pursuant to which the Trust is subject; (vii) provides oversight of the Trust, investment advisers, sub-advisers and principal underwriter's 17j-1 Codes of Ethics, including violations thereof, and makes recommendations to the Board regarding approval of such codes and material changes thereto; and (viii) monitors, in cooperation with the Nominating and Governance Committee, the CCO's performance. During the fiscal year ended June 30, 2005, there were ____ meetings of the Regulatory Oversight Committee.

SECURITY AND OTHER INTERESTS. The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in the Funds and in all registered investment companies overseen by the Trustee within the Fund Complex, as of December 31, 2004.

                                                               AGGREGATE DOLLAR RANGE
                                                              OF EQUITY SECURITIES IN
                                                             ALL REGISTERED INVESTMENT
                                                           COMPANIES OVERSEEN BY TRUSTEE
                       DOLLAR RANGE OF EQUITY SECURITIES        WITHIN THE FAMILY OF
NAME OF TRUSTEE                   IN EACH FUND                  INVESTMENT COMPANIES
---------------        ---------------------------------   -----------------------------
INTERESTED TRUSTEES
ROBERT J. CHRISTIAN

FRED FILOON

INDEPENDENT TRUSTEES
ROBERT ARNOLD

ERIC BRUCKER

NICHOLAS GIORDANO

LOUIS KLEIN, JR.

CLEMENT C. MOORE, II

JOHN J. QUINDLEN

MARK A. SARGENT

As of December 31, 2004, none of the Independent Trustees or their respective immediate family members (spouse or dependent children) owned beneficially or of record an interest in any of the Funds' investment adviser or the Distributor, or in any person directly or indirectly controlling, controlled by, or under common control with such entities.

INVESTMENT ADVISORY AGREEMENT APPROVAL. The Trust has retained Cramer Rosenthal McGlynn, LLC ("CRM") to manage the assets of the Funds. CRM has been retained pursuant to an investment advisory agreement (the "Investment Advisory Agreement") which has been approved by the Board of Trustees of the Trust, including a majority of the Independent Trustees. The Investment Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Trust's Board of Trustees or by a majority of the outstanding voting securities of a Fund, and in either event, by a majority of the Independent Trustees of the Trust casting votes in person at a meeting called for such purpose.

The Board's decision to approve the Investment Advisory Agreement reflects the exercise of its business judgment on whether to enter into an arrangement or continue an existing arrangement. During its review of the Investment Advisory Agreement, the Board considered many factors, including: (1) the investment objective and long-term performance of each Fund; (2) CRM's management philosophy, personnel and processes, as well as the overall character of the firm in light of recent developments in the mutual fund industry; (3) the expectations of shareholders; (4) the state of competition in the mutual fund industry; (5) comparable fees in the mutual fund industry; (6) the range and quality of services provided to each Fund and its shareholders in addition to investment advisory services; and (7) each Fund's relationship to other funds in the Fund Complex.

In assessing CRM's performance of its obligations, the Board also considered whether there has occurred a circumstance or event that would constitute a reason for it to not renew or approve the Investment Advisory Agreement, which it concluded there was not. In this regard, the Board is mindful of the potential disruption to the operations of the Funds and the risks or other effects that could occur as a result of a decision to terminate or not renew or approve the Investment Advisory Agreement. In particular, the Board recognized that most shareholders have invested in the Funds on the strength of CRM's reputation and in the expectation that CRM will have a continuing role in providing advisory services to each Fund.

The Board also considered the compensation and benefits received by CRM as well as a report on the compensation structure of portfolio managers. This includes fees received for services provided to a Fund by CRM or its affiliates and research services received by CRM from brokers that execute trades for each Fund, as well as advisory fees. The Board was aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an investment adviser's compensation: (1) the nature and quality of the services provided by the investment adviser, including the performance of a Fund; (2) the investment adviser's cost of providing the services; (3) the extent to which the investment adviser may realize "economies of scale" as a Fund grows larger; (4) any indirect benefits that may accrue to the adviser and its affiliates as a result of the investment adviser's relationship with the Trust; (5) performance and expenses of comparable funds; and (6) the extent to which the Independent Trustees are fully informed about the facts bearing on the investment adviser's services and fees. The Board was aware of these factors and took them into account in its review of the Investment Advisory Agreement.

The Board considered these circumstances in light of its accumulated experience in governing the Trust and working with the investment adviser on matters relating to the Trust, and was assisted by the advice of legal counsel. In this regard, the Board received a significant amount of information about each Fund and CRM on an ongoing basis. CRM provides information at each regular meeting of the Board, and furnishes additional reports in connection with the Board's formal review of the Investment Advisory Agreement. Thus, the Board's evaluation of the Investment Advisory Agreement is informed by reports concerning such matters as: (1) CRM's investment philosophy, personnel and processes; (2) each Fund's short-term and long-term performance (in absolute terms as well as in relationship to its particular investment program and certain competitor funds), and commentary on the reasons for a Fund's performance; (3) each Fund's expenses (including the advisory fee itself and the overall expense structure of a Fund, both in absolute terms and relative to competing funds, with due regard for contractual or voluntary expense limitations); (4) the use and allocation of brokerage commissions derived from trading a Fund's portfolio securities; (5) the nature and extent of advisory and other services provided to a Fund by CRM and its affiliates; (6) compliance and audit reports concerning the Funds and the companies that service them; and (7) relevant developments in the mutual fund industry. The Board also considered the relationship of each Fund to the other funds in the Fund Complex, the interdependence resulting from shareholders' asset allocation processes and the exchange privileges between funds in the Fund Complex.

Not all of the factors and considerations identified above are relevant to each Fund, nor does the Board consider any one of them to be determinative. The Board based its decision to approve the Investment Advisory Agreement on all the relevant factors in light of its reasonable business judgment, and with a view to past and future long-term considerations.

The Investment Advisory Agreement may be terminated by the Trust or CRM on 60 days' written notice without penalty. The Investment Advisory Agreement will also terminate automatically in the event of its assignment, as defined in the 1940 Act.

Additional information regarding the Investment Advisory Agreement and the fees paid to CRM may be found under the heading "Investment Advisory and Other Services" in this SAI.

COMPENSATION. The fees and expenses of the Independent Trustees are paid by the Trust. The following table shows the fees paid during the fiscal year ended June 30, 2005 to the Independent Trustees for their service to the

Trust and the total compensation paid to the Trustees by the Fund Complex. In addition to the fees below, the Funds and the Trust reimburse the Independent Trustees for their related business expenses.

                                                                                 TOTAL
                         AGGREGATE         PENSION OR         ESTIMATED       COMPENSATION
                       COMPENSATION   RETIREMENT BENEFITS       ANNUAL         FROM FUND
                         FROM THE      ACCRUED AS PART OF   BENEFITS UPON   COMPLEX PAID TO
INDEPENDENT TRUSTEE        TRUST         TRUST EXPENSES       RETIREMENT        TRUSTEES
-------------------    ------------   -------------------   -------------   ---------------
Robert H. Arnold           $____              None               None            $____
Dr. Eric Brucker           $____              None               None            $____
Nicholas A. Giordano       $____              None               None            $____
Louis Klein, Jr.           $____              None               None            $____
Clement C. Moore, II       $____              None               None            $____
John J. Quindlen           $____              None               None            $____
Mark A. Sargent            $____              None               None            $____

                                 CODE OF ETHICS

In accordance with Rule 17j-1 of the 1940 Act, the Trust, the investment adviser and the Distributor have adopted Codes of Ethics. The Codes are intended to prohibit or restrict transactions that may be deemed to create a conflict of interest among the investment adviser, the Distributor, or the Trust. Each Code identifies the specific employees, officers or other persons who are subject thereto and all are required to abide by the provisions thereunder. Persons covered under the Codes may engage in personal trading for their own accounts, including securities that may also be purchased or held or traded by a Fund under certain circumstances.

Under the Code of Ethics adopted by the Trust, personal trading is subject to specific restrictions, limitations, guidelines and other conditions. Under the Code of Ethics adopted by CRM, personal trading is subject to pre-clearance and other conditions set forth in its Code.

On an annual basis or whenever deemed necessary, the Board of Trustees reviews reports regarding the Codes of Ethics relative to the Trust, including information about any material violations of the Codes. The Codes are publicly available as exhibits to the Trust's registration statement filed with the SEC.

PROXY VOTING. The Board of Trustees' has adopted proxy voting procedures, and thereunder delegated the responsibility for exercising the voting rights associated with the securities purchased and/or held by a Fund to CRM, subject to the Board's continuing oversight. In exercising its voting obligations, CRM is guided by general fiduciary principles. It must act prudently, solely in the interest of a Fund, and for the purpose of providing benefits to such Fund. CRM will consider the factors that could affect the value of a Fund's investment in its determination on a vote.

CRM has identified certain significant contributors to shareholder value with respect to a number of common or routine matters that are often the subject of proxy solicitations for shareholder meetings. CRM's proxy voting procedures address these considerations and establish a framework for its consideration of a vote that would be appropriate for a Fund. In particular, the proxy voting procedures outline principles and factors to be considered in the exercise of voting authority for proposals addressing many common or routine matters.

Finally, CRM's proxy voting procedures establish a protocol for voting of proxies in cases in which it may have a potential conflict of interest arising from, among other things, a direct business relationship or financial interest in a company soliciting proxies. In such instances, CRM will submit a separate report to the Board of Trustees indicating the nature of the potential conflict of interest and how the determination of such vote was achieved. CRM's proxy voting policies and procedures are attached herewith as Appendix C.

Each Fund's proxy voting record as of June 30th is available: (i) without charge, upon request by calling (800) CRM-2883; and (ii) on the SEC's website at www.sec.gov.

                               CONTROL PERSONS AND
                         PRINCIPLE HOLDERS OF SECURITIES

Persons or organizations beneficially owning 25% or more of the outstanding shares of a Fund are presumed to "control" a Fund. As a result, those persons or organizations could have the ability to take action with respect to a Fund without the consent or approval of other shareholders. As of _________, 2005, officers and Trustees of the Fund owned individually and together less than 1% of the Fund's and the Portfolio's outstanding shares. As of _____________, 2005, the name, address and percentage ownership of each entity that owned of record or beneficially 5% or more of the outstanding shares of any class of a Fund were as follows:

[TO BE PROVIDED BY AMENDMENT]

                     INVESTMENT ADVISORY AND OTHER SERVICES

CRAMER ROSENTHAL MCGLYNN, LLC

CRM, 520 Madison Avenue, New York, New York 10022, serves as investment adviser to each of the Funds. CRM and its predecessors have managed investments in small, medium and large capitalization companies for over 30 years. CRM is 36.53% owned by Cramer, Rosenthal, McGlynn, Inc. ("CRM, Inc."), the controlling member of CRM. All shareholders of CRM, Inc. are senior officers of CRM. CRM is registered as an investment adviser with the SEC. Wilmington Trust Corporation has a controlling interest in CRM.

Several affiliates of CRM are also engaged in the investment advisory business. Wilmington Trust FSB, a wholly owned subsidiary of Wilmington Trust Corporation, is a registered investment adviser. In addition, Wilmington Brokerage Services Company and Balentine & Company LLC, subsidiaries of Wilmington Trust, are registered investment advisers and broker-dealers. Roxbury Capital Management ("Roxbury") is a registered investment adviser. Wilmington Trust Corporation has a controlling interest in Roxbury.

Under the investment advisory agreement dated July 1, 2005 between each of the Funds and CRM (the "Investment Advisory Agreement"), CRM manages the assets of the Funds. Prior to July 1, 2005, shareholders of each Fund had approved a substantially identical agreement with CRM with respect to the management of each Funds' assets. That agreement was replaced by the Investment Advisory Agreement in connection with the reorganization of the Trust and its portfolios' investment structure from a master-feeder structure to a traditional stand-alone mutual fund structure.

Pursuant to the Investment Advisory Agreement, the Large Cap Value Fund pays a monthly advisory fee to CRM at the annual rate of 0.55% of the Fund's first $1 billion of average daily net assets;

Pursuant to the Investment Advisory Agreement, CRM is entitled to receive the following annual investment advisory fees, paid monthly as percentage of average daily net assets:

FUND(S)                    ANNUAL FEE (AS A % OF AVERAGE DAILY NET ASSETS)
-------                    -----------------------------------------------
Large Cap Value Fund       0.55% of the first $1 billion in assets;
                           0.50% of the next $1 billion in assets; and
                           0.45% of assets over $2 billion

Mid Cap Value Fund         0.75% of first $1 billion in assets;
Small Cap Value Fund       0.70% of the next $1 billion in assets; and
                           0.65% of assets over $2 billion

Small/Mid Cap Value Fund   0.75%

For the past three fiscal years, CRM received the following fees:

                       12 MONTHS ENDED   12 MONTHS ENDED   12 MONTHS ENDED
                           6/30/04           6/30/03           6/30/02
                       ---------------   ---------------   ---------------
Large Cap Value Fund      $  345,225        $  260,508        $  425,733
Mid Cap Value Fund        $2,065,606        $1,015,210        $  629,680
Small Cap Value Fund      $4,040,536        $2,457,745        $2,579,092

CRM has a contractual obligation to waive a portion of its advisory fees through November 1, 2010 and assume certain expenses of the CRM Large Cap Value Fund, CRM Mid Cap Value Fund and CRM Small Cap Value Fund to the extent that total annual operating expenses exceed 1.15% of the Institutional Shares' net assets, 1.40% of the Investor Shares' net assets and 1.55% of the Retail Shares' net assets. For the past three fiscal years, CRM reimbursed the following fees:

                           12 MONTHS ENDED   12 MONTHS ENDED   12 MONTHS ENDED
                               6/30/04           6/30/03           6/30/02
                           ---------------   ---------------   ---------------
CRM Large Cap Value Fund        $4,447           $30,412           $10,402
CRM Mid Cap Value Fund          $    0           $     0           $     0
CRM Small Cap Value Fund        $    0           $     0           $     0

CRM has a contractual obligation to waive a portion of its fees through November 1, 2007, and assume certain expenses of the CRM Small/Mid Cap Value Fund to the extent that total annual operating expenses exceed 1.25% of the average daily net assets of the Institutional Shares and 1.50% of the average daily net assets of the Investor Shares.

ADVISORY SERVICES. Under the terms of the Investment Advisory Agreement, CRM agrees to: (a) direct the investments of each Fund, subject to and in accordance with a Fund's investment objective, policies and limitations set forth in the Fund's Prospectus and this SAI; (b) purchase and sell for each Fund, securities and other investments consistent with a Fund's objectives and policies; (c) supply office facilities, equipment and personnel necessary for servicing the investments of the Funds; (d) pay the salaries of all personnel of the Funds and CRM performing services relating to research, statistical and investment activities on behalf of the Funds; (e) make available and provide such information as the Trust and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations;
(f) make its officers and employees available to the Trustees and officers of the Funds for consultation and discussion regarding the management of each Fund and its investment activities. Additionally, CRM agrees to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to a contract with a Fund. The Trust and/or CRM may at any time or times, upon approval by the Board of Trustees, enter into one or more sub-advisory agreements with a sub-adviser pursuant to which the adviser delegates any or all of its duties as listed.

The Investment Advisory Agreement provides that CRM shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement. The salaries of any officers and the Interested Trustees of the Trust who are affiliated with CRM and the salaries of all personnel of CRM performing services for each Fund relating to research, statistical and investment activities are paid by CRM.

                     ADMINISTRATION AND ACCOUNTING SERVICES

Pursuant to Administration and Accounting Services Agreements dated October 1, 2004, PFPC Inc. performs certain administrative and accounting services for the Funds such as preparing shareholder reports, providing statistical and research data, assisting CRM and other investment advisers of the Trust in compliance monitoring activities, and preparing and filing federal and state tax returns on behalf of the Funds. In addition, PFPC prepares and files certain reports with the appropriate regulatory agencies and prepares certain materials required by the SEC or any state securities commission having jurisdiction over the Funds. The accounting services performed by PFPC include determining the net asset value per share of each Fund and maintaining records relating to the securities transactions of the Funds. From September 1, 2002 to October 1, 2004, RSMC, an affiliate of the Trust, provided administrative and accounting services and PFPC provided certain sub-administration services. Prior to September 1, 2002, PFPC provided administrative and accounting services for the Fund. Accordingly, the Trust paid administrative and fees to RSMC and PFPC, whether as administrator or sub-administrator of $3,633,484, $2,552,225 and $2,996,143 for fiscal years ended June 30, 2004, 2003 and 2002, respectively.

Pursuant to Compliance, Support and Recordkeeping Services Agreements dated October 1, 2004, RSMC, an affiliate of the Trust, performs certain non-investment related statistical and research services, execution and administrative support services, recordkeeping services as well as certain other coordination and fund related preparatory services for the Funds. In consideration of the provision of these services, RSMC, investment adviser to the Fund and the Trust, receives an asset based fee of 0.006% of the Fund's average daily net assets.

                          ADDITIONAL SERVICE PROVIDERS

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. ______________ serves as the independent registered public accounting firm to the Trust providing services which include (1) auditing the annual financial statements for the Funds, (2) assistance and consultation in connection with SEC filings and (3) review of the annual federal income tax returns filed on behalf of each Fund. ____________ is located at __________________________________.

LEGAL COUNSEL. Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103, serves as counsel to the Fund and WT Investment Trust I.

CUSTODIAN. Wilmington Trust Company, 1100 North Market Street, Wilmington DE 19890, serves as the Custodian. The Custodian's services include, in addition to the custody of all cash and securities owned by the Trust, the maintenance of custody accounts in the Custodian's trust department, the segregation of all certificated securities owned by the Trust, the appointment of authorized agents as sub-custodians, disbursement of funds from the custody accounts of the Trust, releasing and delivering securities from the custody accounts of the Trust, maintaining records with respect to such custody accounts, delivering to the Trust a daily and monthly statement with respect to such custody accounts, and causing proxies to be executed. Wilmington Trust Company receives a fee for its services based on the average daily net assets of the Trust and has appointed PFPC Trust Company as Sub-Custodian of the Trust.

TRANSFER AGENT. PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the Transfer Agent and Dividend Paying Agent.

                   DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN

The Distributor is located at 760 Moore Road, King of Prussia, PA 19406. The Distributor serves as the principal underwriter of the Funds' shares pursuant to a Distribution Agreement with the Trust. Pursuant to the terms of the Distribution Agreement, the Distributor is granted the right to sell the shares of the Funds as agent for the Trust. Shares of the Funds are offered continuously.

Under the terms of the Distribution Agreement, the Distributor agrees to use efforts deemed appropriate by the Distributor to solicit orders for the sale of shares of the Funds and will undertake such advertising and promotions as it believes reasonable in connection with such solicitation. To the extent that the Distributor receives fees under the Funds' Plan of Distribution adopted pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), the Distributor will furnish or enter into arrangements with others for the furnishing of marketing or sales services as may be required pursuant to such plan. Moreover, to the extent that the Distributor receives shareholders service fees under any shareholder services plan adopted by the Funds, the Distributor will furnish or enter into arrangements with others for the furnishing of personal or account maintenance services with respect to the relevant shareholders of a Fund as may be required pursuant to such plan.

The Distribution Agreement became effective as of January 1, 2004 and continues in effect for a period of two years. Thereafter, the agreement may continue in effect for successive annual periods provided such continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Distribution Agreement provides that the Distributor, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreements, will not be liable to the Funds or their shareholders for losses arising in connection with the sale of the Funds' shares.

The Distribution Agreement terminates automatically in the event of an assignment. The agreement is also terminable without payment of any penalty with respect to any Fund (i) by vote of a majority of the Trustees of the Fund who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of a 12b-1 Plan of a Fund or any agreements related to a 12b-1 Plan, or by vote of a majority of the outstanding voting securities of the applicable Fund) on sixty (60) days' written notice to the Distributor; or (ii) by the Distributor on sixty (60) days' written notice to the Trust.

The Board of Trustees has adopted a plan of distribution pursuant to Rule 12b-1 of the 1940 Act (the "Distribution Plan") for the CRM Large Cap Value Fund, CRM Mid Cap Value Fund and CRM Small Cap Value Fund. The Distributor will be compensated for distribution services according to the Funds' Distribution Plan regardless of the Distributor's expenses. The 12b-1 Plan provides that the Distributor will be paid for distribution activities such as public relations services, telephone services, sales presentations, media charges, preparation, printing and mailing advertising and sales literature, data processing necessary to support a distribution effort and printing and mailing of prospectuses to prospective shareholders. Additionally, the Distributor may pay certain financial institutions such as banks or broker-dealers ("Service Organizations") who have entered into servicing agreements with the Distributor and other financial institutions for distribution and shareholder servicing activities.

The 12b-1 Plan further provides that payment shall be made for any month only to the extent that such payment does not exceed (i) 0.25% on an annualized basis of the Retail Shares of each of the CRM Large Cap Value, CRM Mid Cap Value and CRM Small Cap Value Funds' average net assets; and (ii) limitations set from time to time by the Board of Trustees. The Board of Trustees has authorized annual payments of up to 0.15% of each Fund's average net assets.

Under the 12b-1 Plan, if any payments made by CRM out of its advisory fee, not to exceed the amount of that fee, to any third parties (including banks), including payments for shareholder servicing and transfer agent functions, are deemed to be indirect financing by a Fund of the distribution of its Retail Shares, such payments are authorized. Each Fund may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the 12b-1 Plan. In selecting portfolio investments, the Funds will give no preference to instruments issued by such depository institutions.

For the fiscal year ended June 30, 2004, the Retail Shares of the CRM Mid Cap Value Fund paid to the Distributor 12b-1 fees with respect to broker-dealer compensation of $4,179. The Distributor receives no underwriting commissions in connection with the sale of the Funds' Institutional and Investor Shares.

CRM has entered into revenue sharing arrangements under which CRM makes payments to financial services firms that are intended to provide incentives for the sale of shares of the CRM Funds or to compensate the intermediary for marketing or marketing support activities. Payments under these arrangements are made from CRM's resources and are in addition to any front-end sales charges, up-front commissions, Rule 12b-1 fees or other payments made or incentives provided to the financial services firm. The amounts of these payments typically are calculated as a percentage of sales made to and/or assets held by customers of the financial services firm.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. CRM places all portfolio transactions on behalf of each Fund, select broker-dealers for such transactions, allocate brokerage fees in such transactions and, where applicable, negotiate commissions and spreads on transactions. Debt securities purchased and sold by the Funds are generally traded on the dealer market on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with a Fund) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter. During the fiscal years ended June 30, 2004, 2003 and 2002, the Funds paid the following brokerage commissions:

                       12 MONTHS ENDED   12 MONTHS ENDED   12 MONTHS ENDED
                           6/30/04           6/30/03           6/30/02
                       ---------------   ---------------   ---------------
Large Cap Value Fund      $   51,990        $  198,522        $  280,192
Mid Cap Value Fund        $1,561,734        $  914,855        $  678,656
Small Cap Value Fund      $2,118,224        $1,638,916        $1,157,309

The variation in brokerage commissions paid by the Mid Cap Value Fund and Small Cap Value Fund for the fiscal year ended June 30, 2004, as compared to the prior fiscal year, was due to a significant fluctuation in assets and a volatile market, which in effect resulted in an increase in transactions on which commissions were paid.

BROKERAGE SELECTION. The primary objective of CRM in placing orders on behalf of the Funds for the purchase and sale of securities is to obtain best execution at the most favorable prices through responsible brokers or dealers and, where the spread or commission rates are negotiable, at competitive rates. In selecting and monitoring a broker or dealer, CRM considers, among other things: (i) the price of the securities to be purchased or sold; (ii) the rate of the spread or commission; (iii) the size and difficulty of the order; (iv) the nature and character of the spread or commission for the securities to be purchased or sold; (v) the reliability, integrity, financial condition, general execution and operational capability of the broker or dealer; and (vi) the quality of any research or statistical services provided by the broker or dealer to the Funds or to CRM.

Section 28(e) of the Securities Exchange Act of 1934 provides that an investment adviser, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e), an investment adviser is required to make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or the investment adviser's overall responsibilities with respect to accounts as to which it exercises investment discretion." The services provided by the broker also must lawfully or appropriately assist the investment adviser in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a Fund may pay a higher broker commission than those available from another broker. Research services received from broker-dealers supplement an adviser's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information with respect to the performance, investment activities, and fees and expenses of other mutual funds.

Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communications of trade information, the providing of custody services, as well as the providing of equipment used to communicate research information and the providing of specialized consultations with an investment adviser's personnel with respect to computerized systems and data furnished to the investment adviser as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information. The outside research assistance is useful to an adviser since the broker-dealers used by the advisers tend to follow a broad universe of securities and the research provided by such broker-dealers may provide an adviser with a diverse perspective on financial markets. Research services provided to an adviser by broker-dealers are available for the benefit of all accounts managed or advised by such investment adviser or by its affiliates. An investment adviser cannot readily determine the extent to which spreads or commission rates or net prices charged by brokers or dealers reflect the value of their research, analysis, advice and similar services. During the fiscal year ended June 30, 2004, the following Funds directed transactions and paid brokerage commissions because of research services provided in the following amounts:

                                12 MONTHS ENDED 6/30/04
                       ----------------------------------------
                       TRANSACTIONS DIRECTED   COMMISSIONS PAID
                       ---------------------   ----------------
Large Cap Value Fund        $    477,167           $ 11,078
Mid Cap Value Fund          $114,122,591           $207,206
Small Cap Value Fund        $ 59,626,445           $170,369

ALLOCATION OF PORTFOLIO TRANSACTIONS. Some of CRM's other clients have investment objectives and programs similar to that of the Funds. Occasionally, recommendations made to other clients may result in their purchasing or selling securities simultaneously with a Fund. Consequently, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the policy of CRM not to favor one client over another in making recommendations or in placing orders. In the event of a simultaneous transaction, purchases or sales are averaged as to price, transaction costs are allocated between a Fund and other clients participating in the transaction on a pro rata basis and purchases and sales are normally allocated between a Fund and the other clients as to amount according to a formula determined prior to the execution of such transactions.

                       CAPITAL STOCK AND OTHER SECURITIES

The Trust issues three separate classes of shares, Institutional, Investor and Retail Shares, for the CRM Large Cap Value Fund, CRM Mid Cap Value Fund and CRM Small Cap Value Fund. The Trust issues two separate classes of shares, Institutional and Investor Shares, for the CRM Small/Mid Cap Value Fund. The shares of each Fund, when issued and paid for in accordance with the prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

The separate classes of shares each represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that
(a) the Investor Shares pay a shareholder service fee of 0.25% of the average net assets of the Investor Shares of each Fund and (b) the Retail Shares (i) pay 12b-1 distribution expenses (and have exclusive voting rights with respect to the Rule 12b-1 Plan pursuant to which the distribution fee may be paid) and (ii) Retail Shares pay a shareholder service fee of 0.25% of the average net assets of the Retail Shares of each Fund. The net income attributable to Investor or Retail Shares and the dividends payable on such shares will be reduced by the amount of any shareholder service or Rule 12b-1 distribution fees; accordingly, the net asset value of the Investor and Retail Shares will be reduced by such amount to the extent a Fund has undistributed net income.

Shares of a Fund entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable. Each Fund and class take separate votes on matters affecting only that Fund or class. For example, a change in the fundamental investment policies for a Fund would be voted upon only by shareholders of that Fund and not by shareholders of other Funds.

The Funds do not hold annual meetings of shareholders. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of a Fund's outstanding shares.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE OF SHARES. Information regarding the purchase of shares is discussed in the "Purchase of Shares" section of the prospectus. Additional methods to purchase shares are as follows:

Individual Retirement Accounts: You may purchase shares of the Funds for a tax-deferred retirement plan such as an individual retirement account ("IRA"). To order an application for an IRA and a brochure describing a Fund IRA, call the transfer agent at (800) CRM-2883. PFPC Trust Company, as custodian for each IRA account receives an annual fee of $10 per account, paid directly to PFPC Trust Company by the IRA shareholder. If the fee is not paid by the due date, the appropriate number of Fund shares owned by the IRA will be redeemed automatically as payment.

Automatic Investment Plan: You may purchase Fund shares through an Automatic Investment Plan ("AIP"). Under the AIP, the transfer agent, at regular intervals, will automatically debit your bank checking account in an amount of $50 or more (after the $1,000 minimum initial investment). You may elect to invest the specified amount monthly, bi-monthly, quarterly, semi-annually or annually. The purchase of Fund shares will be effected at the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern time), for the Equity Funds, on or about the 20th day of the month. For an application for the Automatic Investment Plan, check the appropriate box of the application or call the transfer agent at (800) CRM-2883. (Available only to Investor Shares of the Funds.)

Payroll Investment Plan: The Payroll Investment Plan ("PIP") permits you to make regularly scheduled purchases of Fund shares through payroll deductions. To open a PIP account, you must submit a completed account application, payroll deduction form and the minimum initial deposit to your employer's payroll department. Then, a portion of your paychecks will be automatically transferred to your PIP account for as long as you wish to participate in the plan. It is the sole responsibility of your employer, not the Fund, the distributor, CRM or the transfer agent, to arrange for transactions under the PIP. A Fund reserves the right to vary its minimum purchase requirements for employees participating in a PIP. (Available only to Investor Shares of the Funds.)

REDEMPTION OF SHARES. Information regarding the redemption of shares is discussed in the "Redemption of Shares" section of the prospectus. Additional methods to redeem shares are as follows:

By Wire: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Fund account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the bank account that you have designated to receive amounts redeemed at any time. Any request to change the bank account designated to receive redemption proceeds should be accompanied by a guarantee of the shareholder's signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the bank account is registered. Further documentation will be required to change the designated bank account when a corporation, other organization, trust, fiduciary or other institutional investor holds a Fund's shares.

Systematic Withdrawal Plan: If you own shares of a Fund with a value of $10,000 or more you may participate in the Systematic Withdrawal Plan ("SWP"). Under the SWP, you may automatically redeem a portion of your account monthly, bi-monthly, quarterly, semi-annually or annually. The minimum withdrawal available is $100. The redemption of Fund shares will be effected at the NAV determined on or about the 25th day of the month. (Available only to Investor Shares of the Funds.)

Additional Information Regarding Redemptions: To ensure proper authorization before redeeming shares of the Funds, the transfer agent may require additional documents such as, but not restricted to, stock powers, trust instruments, death certificates, appointments as fiduciary, certificates of corporate authority and waivers of tax required in some states when settling estates.

Clients of Service Organizations who have purchased shares through their accounts with those Service Organizations should contact the Service Organization prior to submitting a redemption request to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, other organization, trust, fiduciary or other institutional investor, the transfer agent requires, in addition to the stock power, certified evidence of authority to sign the necessary instruments of transfer. THESE PROCEDURES ARE FOR THE PROTECTION OF SHAREHOLDERS AND SHOULD BE FOLLOWED TO ENSURE PROMPT PAYMENT. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within 7 days of acceptance of shares tendered for redemption. Delay may result if the purchase check has not yet cleared, but the delay will be no longer than required to verify that the purchase check has cleared, and the Funds will act as quickly as possible to minimize delay.

The value of shares redeemed may be more or less than the shareholder's cost, depending on the net asset value at the time of redemption. Redemption of shares may result in tax consequences (gain or loss) to the shareholder, and the proceeds of a redemption may be subject to backup withholding.

A shareholder's right to redeem shares and to receive payment therefore may be suspended when (a) the Exchange is closed, other than for customary weekend and holiday closings, (b) trading on the Exchange is restricted, (c) an emergency exists as a result of which it is not reasonably practicable to dispose of a Fund's securities or to determine the value of a Fund's net assets, or (d) ordered by a governmental body having jurisdiction over a Fund for the protection of the Fund's shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether a condition described in (b), (c) or (d) exists. In case of such suspension, shareholders of the affected Fund may withdraw their requests for redemption or may receive payment based on the net asset value of the Fund next determined after the suspension is lifted.

Each Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part with readily marketable securities (redemption "in-kind") chosen by the Fund and valued in the same way as they would be valued for purposes of computing the net asset value of the applicable Fund. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the applicable Fund during any 90-day period for any one shareholder. This election is irrevocable unless the SEC permits its withdrawal.

PRICING OF SHARES. The net asset value per share of each Fund is determined by dividing the value of the Fund's net assets by the total number of Fund shares outstanding. This determination is made by PFPC, as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) each day the Funds are open for business. The Funds are open for business on days when the Exchange, and PFPC are open for business.

In valuing a Fund's assets, a security listed on the Exchange (and not subject to restrictions against sale by the Fund on the Exchange) will be valued at its last sale price on the Exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers' National Market System, for which there have been sales of such securities on such day, shall be valued at the last sale price reported on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the NASDAQ Stock Market System, but not listed on the National Market System, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market System and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) will be valued at fair value as determined in good faith under the direction of the Board of Trustees although the actual calculation may be done by others. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost.

                                    DIVIDENDS

Dividends, if any, from the Funds' net investment income and distributions of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss), realized by each Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders annually.

                              TAXATION OF THE FUNDS

GENERAL. Each Fund is treated as a separate corporation for federal income tax purposes. Each Fund intends to qualify to be classified under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") as a "regulated investment company" ("RIC"). To qualify or continue to qualify for treatment as a RIC under the Code, a Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income (generally dividends (without regard to the dividends received distribution), interest, net short-term capital gain and net gains from certain foreign currency transactions) and at least 90% of its net income from tax-exempt obligations (the "Distribution Requirement") as well as meet several additional requirements. These requirements include, among others, the following: (1) each Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to its business of investing in such stock securities or those currencies; (2) at the close of each quarter of each Fund's taxable year, at least 50% of the value of its total assets must be represented by cash, cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of each Fund's total assets and that does not represent more than 10% of such issuer's outstanding voting securities; and (3) at the close of each quarter of each Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of any two or more issuers that a Fund controls and which are determined to be in the same trade or business or similar or related trades or businesses.

To the extent a Fund qualifies for treatment as a RIC, the Fund will not be subject to federal income tax on ordinary income and net capital gains paid to shareholders in the form of dividends or capital gain distributions. Each Fund has elected to be treated as a RIC under the Code and intends to qualify as such for each future year.

If a Fund failed to qualify for treatment as a RIC in any taxable year, it would be subject to federal income tax on its taxable income at corporate income tax rates without reduction for distributions paid to shareholders and all distributions from earnings and profits, including any distributions from net capital gain (the excess of net long-term capital gain over net short-term capital loss), would be taxable to its shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before qualifying again for RIC treatment.

Each Fund will be subject to a nondeductible 4% excise tax (the "Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all (at least 98%) of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Each Fund's gains or losses on sales of securities will be long-term capital gains or losses if the securities have been held by a Fund for more than twelve months and short-term capital gains or losses if not so held. Each Fund will be taxed on the amount of its undistributed net capital gain over the amount of its deduction for dividends paid, determined with reference to capital gain dividends only. Each Fund is permitted to elect to include all or a portion of such undistributed net capital gain in the income of its shareholders on the last day of its taxable year. In such case the shareholder is given credit for the tax that the RIC paid and is entitled to increase its basis by the difference between the amount of includable gain and tax deemed paid. Currently, an individual's maximum tax rate on long-term capital gains is 15%. A capital gain dividend is treated by the shareholders as a long-term capital gain regardless of how long the investor has owned shares in a Fund and is not eligible for the dividend received deduction for corporate shareholders. If a Fund invests in any instruments that generate taxable income, under the circumstances described in the prospectus, distributions of the investment company income will be taxable to its shareholders as ordinary income to the extent of its earnings and profits, whether paid in cash or reinvested in additional shares. If such distribution to its shareholders is in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution will be treated by each shareholder as a return of capital to the extent of the shareholder's tax basis and thereafter as capital gain. If a Fund realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders and treated as a capital gain. If a Fund invests in equity investments and the Fund makes distributions, the portion designated as qualified dividend income will be taxed at the same rate as long-term capital gains through 2008.

Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if they are paid by the Fund during the following January. Accordingly, such distributions will be taxed to the shareholders for the year in which that December 31 falls, regardless of whether it is paid in January of the following year.

Investors should be aware that if Fund shares are purchased shortly before the record date for any dividend (other than an exempt-interest dividend) or capital gain distribution, the shareholder will pay full price for the shares and will receive some portion of the price back as a taxable distribution.

Upon a sale, exchange (whether or not for shares of another fund) or redemption of a shareholder's shares, the shareholder will realize taxable gain or loss depending upon such shareholder's basis in the shares. The gain or loss will be long-term capital gain or loss if the shares have been held for more than one year and short-term capital gain or loss if held for one year or less. Any loss realized on a sale or redemption of shares will be disallowed to the extent the shares are purchased within a period of 61 days, beginning 30 days before and ending 30 days after the shares are bought or sold. Any loss realized by a shareholder on the redemption or sale of shares held by the shareholder for six months or less will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions (or undistributed capital gain) to that shareholder with respect to those shares and are disallowed to the extent of any distributions of exempt-interest dividends received with respect to such shares. Capital losses are deductible only against capital gains except for individuals, who may deduct up to $3,000 against any income.

It is anticipated that all or a portion of the dividends from the net investment income of each Fund will qualify for the dividends-received deduction allowed to corporations. Corporate shareholders of a Fund are generally entitled to take the dividends received deduction with respect to all or a portion of the ordinary income dividends paid, to the extent of a Fund's qualifying dividend income. The qualifying portion may not exceed the aggregate dividends received by a Fund from taxable U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax ("AMT"). Moreover, the dividends-received deduction will be reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed and will be eliminated if those shares are deemed to have been held for less than 46 days. Distributions of net short-term capital gain and net capital gain are not eligible for the dividends-received deduction. Individual shareholders who received qualified dividend income will be taxed on such qualified dividend income at long-term capital gain rates. Qualified dividend income generally means dividend income received (1) from a domestic corporation or (2) from certain foreign corporations in limited instances.

Each Fund will inform shareholders within 60 days after their fiscal year-end of the percentage of its dividends designated as (i) qualifying for the dividends received deduction and (ii) qualified dividend income taxable as net capital gain.

FOREIGN SECURITIES. Dividends and interest received, and gains realized, by a Fund may be subject to income, withholding or other taxes imposed by foreign countries or U.S. possessions (collectively, "foreign taxes") that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. It is impossible to determine the rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.

If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to benefit from any foreign tax credit or deduction that is available with respect to foreign taxes paid by a Fund. If the election is made, a Fund will treat those taxes as dividends paid to its shareholders and each shareholder (1) will be required to include in gross income, and treat as paid by the shareholder, a proportionate share of those taxes, (2) will be required to treat such proportionate share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources and (3) may either deduct the taxes deemed paid by the shareholder in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. Each Fund will report to its shareholders within 60 days after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions, as well as the amount of foreign taxes that are not allocable as a credit, if it makes this election. If a Fund makes this election, individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes all of which is included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

Each Fund may invest in the stock of passive foreign investment companies ("PFICs"). A PFIC is a foreign corporation - other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which a Fund is a U.S. shareholder -- that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Fund acquires stock in a PFIC and holds the stock beyond the end of the year of acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. In general, an excess distribution is the excess (if any) of (i) the amount of distributions received by a PFIC stockholder during the taxable year; over (ii) 125% of the average amount received during the preceding three years (or, if shorter, the holding period). The balance of the PFIC income will be included in a Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.

If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund by the QEF; those amounts most likely would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. It may be very difficult, if not impossible, to make this election because of certain requirements thereof.

Each Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over a Fund's adjusted basis therein as of the end of each year. Pursuant to the election, a Fund also will be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Fund for prior taxable years. A Fund's adjusted basis in each PFIC's stock subject to the election will be adjusted to reflect the amounts of income included and deductions taken thereunder. Under the PFIC rules, mark to market gains are treated as an excess distribution (as ordinary income). Any mark to market gain may have to be distributed by a Fund (even though no cash is received) to satisfy the Distribution Requirement and avoid imposition of the Excise Tax.

HEDGING TRANSACTIONS. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations) and gains from options, futures and foreign currency contracts derived by a Fund with respect to its business of investing in securities qualify as permissible income under the source of income requirement. The complex tax rules affecting hedging strategies may affect the character, amount and timing of distributions to shareholders and may cause a Fund to satisfy the Distribution Requirement even though no cash was received for the income event.

SHORT SALES. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in a Fund's hands. Except in certain situations, special rules would generally treat the gains on short sales as short-term capital gains and would terminate the running of the holding period of "substantially identical property" held by a Fund. Moreover, a loss on a short sale will be treated as a long-term loss if, on the date of the short sale, "substantially identical property" held by a Fund has a long-term holding period.

STRADDLES. Code Section 1092 (dealing with straddles) also may affect the taxation of options, futures and forward contracts in which a Fund may invest.
Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options, futures and forward contracts are personal property. Under Section 1092, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle.
Section 1092 also provides certain "wash sale" rules (described above), which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles, which would defer the loss. If a Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made.

CONSTRUCTIVE SALE. If a Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, a Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by a Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

BACKUP WITHHOLDING. Each Fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury, the withheld amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to "backup withholding;" or
(4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Each Fund will provide an information return to shareholders describing the federal tax status of the dividends paid by the Fund during the preceding year within 60 days after the end of each year as required by present tax law. Individual shareholders will receive Form 1099-DIV and Form 1099-B as required by present tax law during January of each year. If a Fund makes a distribution after the close of its fiscal year, which is attributable to income or gains earned in such earlier fiscal year, then the Fund shall send a notice to its shareholders describing the amount and character of such distribution within 60 days after the close of the year in which the distribution is made. Shareholders should consult their tax advisers concerning the state or local taxation of such dividends, and the federal, state and local taxation of capital gains distributions.

The foregoing federal tax discussion is a general summary included for general informational purposes only and is not to be relied upon as tax advice. Each shareholder is advised to consult his/her own tax advisor with respect to the specific tax consequences of an investment in a Fund, including the effect and applicability of state, local, foreign and other tax laws and the possible effects of changes in federal or other tax laws.

This summary does not address any potential foreign, state or local tax consequences of an investment in a Fund. Shareholders may be subject to state and local taxes on distributions from a Fund in addition to federal income tax. Shareholders are urged to consult their tax advisors regarding specific questions relating to federal, state and local taxes.

                              FINANCIAL STATEMENTS

Audited financial statements and financial highlights of CRM Small Cap Value Fund, Mid Cap Value Fund and Large Cap Value Fund for the fiscal year ended June 30, 2004, are set forth in the Funds' Annual Report to shareholders, including the notes thereto and the reports of _____________ thereon. Unaudited financial statements and financial highlights of the Funds for the period ended December 31, 2004 are set forth in the Semi-annual Reports to shareholders, including the notes thereto. The Annual and Semi-Annual Reports are incorporated herein by reference.

                                   APPENDIX A

            OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES

REGULATION OF THE USE OF OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. As discussed in the prospectus, in managing a Fund, the adviser may engage in certain options, futures and forward currency contract strategies for certain bona fide hedging, risk management or other portfolio management purposes. Certain special characteristics of and risks associated with using these strategies are discussed below. Use of options, futures and forward currency contracts is subject to applicable regulations and/or interpretations of the SEC and the several options and futures exchanges upon which these instruments may be traded. The Board of Trustees has adopted investment guidelines (described below) reflecting these regulations.

In addition to the products, strategies and risks described below and in the prospectus, the adviser expects to discover additional opportunities in connection with options, futures and forward currency contracts. These new opportunities may become available as new techniques develop, as regulatory authorities broaden the range of permitted transactions and as new options, futures and forward currency contracts are developed. These opportunities may be utilized to the extent they are consistent with each Fund's investment objective and limitations and permitted by applicable regulatory authorities. The registration statement for the Funds will be supplemented to the extent that new products and strategies involve materially different risks than those described below and in the prospectus.

COVER REQUIREMENTS. The Funds will not use leverage in their options and futures. Accordingly, the Funds will comply with guidelines established by the SEC with respect to coverage of these strategies by either (1) earmarking or setting aside cash or liquid, unencumbered, daily marked-to-market securities in one or more segregated accounts with the custodian in the prescribed amount; or
(2) holding securities or other options or futures contracts whose values are expected to offset ("cover") their obligations thereunder. Securities, currencies, or other options or futures contracts used for cover cannot be sold or closed out while these strategies are outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover involving a large percentage of a Fund's assets could impede portfolio management, or a Fund's ability to meet redemption requests or other current obligations.

OPTIONS STRATEGIES. A Fund may purchase and write (sell) only those options on securities and securities indices that are traded on U.S. exchanges. Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange, on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction.

Each Fund may purchase call options on securities in which it is authorized to invest in order to fix the cost of a future purchase. Call options also may be used as a means of enhancing returns by, for example, participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to a Fund to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and a Fund either sells or exercises the option, any profit eventually realized would be reduced by the premium paid.

Each Fund may purchase put options on securities that it holds in order to hedge against a decline in the market value of the securities held or to enhance return. The put option enables a Fund to sell the underlying security at the predetermined exercise price; thus, the potential for loss to a Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit a Fund realizes on the sale of the security is reduced by the premium paid for the put option less any amount for which the put option may be sold.

Each Fund may on certain occasions wish to hedge against a decline in the market value of securities that it holds at a time when put options on those particular securities are not available for purchase. At those times, a Fund may purchase a put option on other carefully selected securities in which it is authorized to invest, the values of which historically have a high degree of positive correlation to the value of the securities actually held. If the adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the securities being hedged. However, the correlation between the two values may not be as close in these transactions as in transactions in which a Fund purchases a put option on a security that it holds. If the value of the securities underlying the put option falls below the value of the portfolio securities, the put option may not provide complete protection against a decline in the value of the portfolio securities.

Each Fund may write covered call options on securities in which it is authorized to invest for hedging purposes or to increase return in the form of premiums received from the purchasers of the options. A call option gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the exercise price during the option period. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by a Fund declines, the amount of the decline will be offset wholly or in part by the amount of the premium received by a Fund. If, however, there is an increase in the market price of the underlying security and the option is exercised, a Fund will be obligated to sell the security at less than its market value.

Each Fund may also write covered put options on securities in which it is authorized to invest. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. If the put option is not exercised, a Fund will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying securities would decline below the exercise price less the premiums received, in which case a Fund would expect to suffer a loss.

Each Fund may purchase put and call options and write covered put and call options on indices in much the same manner as the more traditional options discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. An index assigns values to the securities included in the index and fluctuates with changes in such values. Settlements of index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of an index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities in which a Fund invests. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the composition of indices on which options are purchased or written.

Each Fund may purchase and write covered straddles on securities or indices. A long straddle is a combination of a call and a put purchased on the same security where the exercise price of the put is less than or equal to the exercise price on the call. A Fund would enter into a long straddle when the adviser believes that it is likely that prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and a put written on the same security where the exercise price on the put is less than or equal to the exercise price of the call where the same issue of the security is considered "cover" for both the put and the call. A Fund would enter into a short straddle when the adviser believes that it is unlikely that prices will be as volatile during the term of the options as is implied by the option pricing. In such case, a Fund will earmark or segregate cash and/or liquid, unencumbered securities in an account with its custodian equivalent in value to the amount, if any, by which the put is "in-the-money," that is, that amount by which the exercise price of the put exceeds the current market value of the underlying security. Because straddles involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Each Fund may purchase put and call warrants with values that vary depending on the change in the value of one or more specified indices ("index warrants"). An index warrant is usually issued by a bank or other financial institution and gives a Fund the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer of the warrant based on the value of the underlying index at the time of exercise. In general, if a Fund holds a call warrant and the value of the underlying index rises above the exercise price of the warrant, a Fund will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if a Fund holds a put warrant and the value of the underlying index falls, a Fund will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. A Fund holding a call warrant would not be entitled to any payments from the issuer at any time when the exercise price is greater than the value of the underlying index; a Fund holding a put warrant would not be entitled to any payments when the exercise price is less than the value of the underlying index. If a Fund does not exercise an index warrant prior to its expiration, then a Fund loses the amount of the purchase price that it paid for the warrant.

Each Fund will normally use index warrants as it may use index options. The risks of a Fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit a Fund's ability to exercise the warrants at any time or in any quantity.

OPTIONS GUIDELINES. In view of the risks involved in using the options strategies described above, each Fund has adopted the following investment guidelines to govern its use of such strategies; these guidelines may be modified by the Board of Trustees without shareholder approval:

1. each Fund will write only covered options, and each such option will remain covered so long as a Fund is obligated thereby; and

2. no Fund will write options (whether on securities or securities indices) if aggregate exercise prices of previous written outstanding options, together with the value of assets used to cover all outstanding positions, would exceed 25% of its total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. If a Fund wishes to terminate its obligation to purchase or sell securities under a put or a call option it has written, a Fund may purchase a put or a call option of the same series (that is, an option identical in its terms to the option previously written). This is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities under a call or put option it has purchased, a Fund may sell an option of the same series as the option held. This is known as a closing sale transaction. Closing transactions essentially permit a Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. If a Fund is unable to effect a closing purchase transaction with respect to options it has acquired, a Fund will have to allow the options to expire without recovering all or a portion of the option premiums paid. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, a Fund will not be able to sell the underlying securities or dispose of assets used as cover until the options expire or are exercised, and a Fund may experience material losses due to losses on the option transaction itself and in the covering securities.

In considering the use of options to enhance returns or for hedging purposes, particular note should be taken of the following:

1. The value of an option position will reflect, among other things, the current market price of the underlying security or index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, and general market conditions. For this reason, the successful use of options depends upon the adviser's ability to forecast the direction of price fluctuations in the underlying securities markets or, in the case of index options, fluctuations in the market sector represented by the selected index.

2. Options normally have expiration dates of up to three years. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. The exercise price of the options may be below, equal to or above the current market value of the underlying security or index. Purchased options that expire unexercised have no value. Unless an option purchased by a Fund is exercised or unless a closing transaction is effected with respect to that position, a Fund will realize a loss in the amount of the premium paid and any transaction costs.

3. A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Although a Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. A liquid market may be absent if: (i) there is insufficient trading interest in the option; (ii) the exchange has imposed restrictions on trading, such as trading halts, trading suspensions or daily price limits; (iii) normal exchange operations have been disrupted; or (iv) the exchange has inadequate facilities to handle current trading volume.

4. With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security. Index options are settled exclusively in cash for the net amount, if any, by which the option is "in-the-money" (where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. If a Fund writes a call option on an index, a Fund will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the call option itself and thus will not know the amount of cash payable upon settlement. If a Fund holds an index option and exercises it before the closing index value for that day is available, a Fund runs the risk that the level of the underlying index may subsequently change.

5. A Fund's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs; however, a Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

FUTURES AND RELATED OPTIONS STRATEGIES. Each Fund may engage in futures strategies for certain non-trading bona fide hedging, risk management and portfolio management purposes.

Each Fund may sell securities index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of a Fund's securities holdings. To the extent that a portion of a Fund's holdings correlate with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if a Fund correctly anticipates a general market decline and sells index futures to hedge against this risk, the gain in the futures position should offset some or all of the decline in the value of a Fund's holdings. A Fund may purchase index futures contracts if a significant market or market sector advance is anticipated. Such a purchase of a futures contract would serve as a temporary substitute for the purchase of the underlying securities, which may then be purchased, in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that a Fund intends to purchase. A rise in the price of the securities should be in part or wholly offset by gains in the futures position.

As in the case of a purchase of an index futures contract, a Fund may purchase a call option on an index futures contract to hedge against a market advance in securities that a Fund plans to acquire at a future date. A Fund may write covered put options on index futures as a partial anticipatory hedge, and may write covered call options on index futures as a partial hedge against a decline in the prices of securities held by a Fund. This is analogous to writing covered call options on securities. A Fund also may purchase put options on index futures contracts. The purchase of put options on index futures contracts is analogous to the purchase of protective put options on individual securities where a level of protection is sought below which no additional economic loss would be incurred by a Fund.

FUTURES AND RELATED OPTIONS GUIDELINES. In view of the risks involved in using the futures strategies that are described above, each Fund has adopted the following investment guidelines to govern its use of such strategies. The Board of Trustees may modify these guidelines without shareholder vote.

1. Each Fund will engage only in covered futures transactions, and each such transaction will remain covered so long a Fund is obligated thereby.

2. No Fund will write options on futures contracts if aggregate exercise prices of previously written outstanding options (whether on securities or securities indices), together with the value of assets used to cover all outstanding futures positions, would exceed 25% of its total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF FUTURES AND RELATED OPTIONS TRADING. No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, a Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker through whom the transaction is effected, or earmark, an amount of cash, U.S. Government securities or other liquid instruments generally equal to 10% or less of the contract value. This amount is known as "initial margin." When writing a call or a put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not involve borrowing to finance the futures transactions. Rather, initial margin on a futures contract is in the nature of a performance bond or good-faith deposit on the contract that is returned to a Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by a futures exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures or options position varies, a process known as "marking to market." For example, when a Fund purchases a contract and the value of the contract rises, a Fund receives from the broker a variation margin payment equal to that increase in value. Conversely, if the value of the futures position declines, a Fund is required to make a variation margin payment to the broker equal to the decline in value. Variation margin does not involve borrowing to finance the futures transaction, but rather represents a daily settlement of a Fund's obligations to or from a clearing organization.

Buyers and sellers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing an offsetting contract or option. Futures contracts or options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures contracts or options.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for a Fund to close a position and, in the event of adverse price movements, a Fund would have to make daily cash payments of variation margin (except in the case of purchased options). However, if futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

In considering a Fund's use of futures contracts and related options, particular note should be taken of the following:

1. Successful use by a Fund of futures contracts and related options will depend upon the adviser's ability to predict movements in the direction of the securities markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not only to the current price level of the underlying securities, but also to anticipated price levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract will not correlate with the movements in the prices of the securities being hedged. For example, if the price of an index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, the advantage may be partially offset by losses in the futures position. In addition, if a Fund has insufficient cash, it may have to sell assets to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect a rising market. Consequently, a Fund may need to sell assets at a time when such sales are disadvantageous to a Fund. If the price of the futures contract moves more than the price of the underlying securities, a Fund will experience either a loss or a gain on the futures contract that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.

2. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures position and the securities being hedged, movements in the prices of futures contracts may not correlate perfectly with movements in the prices of the hedged securities due to price distortions in the futures market. There may be several reasons unrelated to the value of the underlying securities that cause this situation to occur. First, as noted above, all participants in the futures market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities and the futures markets may occur. Second, because the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market. Such speculative activity in the futures market also may cause temporary price distortions. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts over the short term. In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

3. Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although each Fund intends to purchase and sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, a Fund would continue to be required to make variation margin payments.

4. Like options on securities, options on futures contracts have limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that such markets for all options on futures contracts will develop.

5. Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when a Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund when the use of a futures contract would not, such as when there is no movement in the level of the underlying index value or the securities or currencies being hedged.

6. As is the case with options, a Fund's activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions. However, a Fund also may save on commissions by using futures contracts or options thereon as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

                                   APPENDIX B

                             DESCRIPTION OF RATINGS

Moody's, S&P and Fitch are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody's, S&P and Fitch to the securities in which a Fund may invest is discussed below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. The advisers attempt to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. In that event, an adviser will consider whether it is in the best interest of a Fund to continue to hold the securities.

MOODY'S RATINGS

CORPORATE AND MUNICIPAL BONDS.

Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than the Aaa securities.

A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

CORPORATE AND MUNICIPAL COMMERCIAL PAPER. The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

-    Leading market positions in well-established industries.

-    High rates of return on funds employed.

- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

- Well-established access to a range of financial markets and assured sources of alternate liquidity.

MUNICIPAL NOTES. The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2" and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable-rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing. Notes rated "MIG 2" or "VMIG 2" are of high quality, with margins of protection that are ample although not so large as in the preceding group. Notes rated "MIG 3" or "VMIG 3" are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well established.

S&P RATINGS

CORPORATE AND MUNICIPAL BONDS.

AAA: Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay interest and repay principal.

AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

CORPORATE AND MUNICIPAL COMMERCIAL PAPER. The "A-1" rating for corporate and municipal commercial paper indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be rated "A-1+."

MUNICIPAL NOTES. The "SP-1" rating reflects a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be rated "SP-1+." The "SP-2" rating reflects a satisfactory capacity to pay principal and interest.

FITCH RATINGS

DESCRIPTION OF FITCH'S HIGHEST STATE AND MUNICIPAL NOTES RATING.

AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

F-1+ - Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 - Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                                   APPENDIX C

                    POLICIES AND PROCEDURES FOR PROXY VOTING

                          CRAMER ROSENTHAL MCGLYNN, LLC

                               REVISED MARCH 2004

          Cramer Rosenthal McGlynn, LLC ("CRM" or the "Firm") is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). CRM serves as the investment adviser or sub-adviser of various
(i) investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), (ii) private investment funds exempt from registration under the 1940 Act, and (iii) outside private accounts over which the Firm has discretionary investment authority.

1.   Purpose

          In most cases, CRM clients have delegated to the Firm the authority to vote proxies relating to equity securities on their behalf. In exercising such voting authority over client proxies, CRM shall vote proxies in the best interest of its clients (the ultimate share owner or plan beneficiary) and shall not subrogate the clients' interest to its own. The CRM Compliance Committee (the "Compliance Committee") has determined that these Policies and Procedures For Proxy Voting (these "Policies") are reasonably designed to assure that CRM votes client proxies in the best interest of clients and to provide clients with information about how their proxies are voted. In addition, these Policies are designed to satisfy CRM's obligations under Rule 206(4)-6 under the Advisers Act.

2.   CRM's Proxy Voting Process

          CRM's policy seeks to monitor corporate actions, analyze proxy solicitation materials, and vote client proxies for stocks which are held in client accounts in a timely and appropriate manner. CRM shall conduct such activities and vote client proxies in accordance with these Policies.

3.   Monitoring of Corporate Actions

          CRM monitors corporate actions electronically through a proxy service provided by Automated Data Processing Inc. Through the service, CRM receives electronic notice of upcoming proxy votes, meeting and record dates and other information on upcoming corporate actions by companies in which CRM clients are shareholders. CRM generally utilizes the service to electronically vote such proxies.

4.   The Voting Process

          Review of Proxy Solicitation Materials/Independent Recommendations

          CRM receives proxy materials through an independent third party, Institutional Shareholder Services ("ISS").(3) ISS provides analyses and voting recommendations based on empirical research measuring the impact of proxy issues on shareholder value.(4) ISS's voting recommendations cover three categories:
(i) voting recommendations for social and environmental shareholder proposals;
(ii) voting recommendations for "Taft-Hartley" accounts that are in the best long-term economic interest of plan participants and beneficiaries conforming

----------
(3) ISS analyzes proxy proposals for institutional investors and publishes a "proxy analysis" with research and a vote recommendation for approximately 17,000 shareholder meetings a year. ISS is well known in the industry and registered with the SEC as an investment adviser.

(4) ISS recommendations are outlined in the ISS Proxy Guidelines, which are available to CRM clients upon request.

to AFL-CIO voting guidelines;(5) and (iii) voting recommendations intended to generally maximize shareholder value.

          In determining how to vote on a proxy issue, CRM will consider ISS analysis and recommendations, as well as the portfolio manager's own knowledge of the company (including its management, operations, industry and the particular proxy issue) in rendering a decision, with the exception of Taft-Hartley and accounts where the client specifically directs CRM to vote in a "socially responsible" manner (in which case CRM would generally follow the particular ISS recommendations for that category).

          Instances Where CRM Does Not Follow ISS Recommendation

          As stated above, there may be instances where the Firm determines that it is not in the best interest of clients to follow ISS recommendations with respect to certain proxy vote(s). These instances may involve non-routine and/or controversial issues, such as the re-pricing of options, adoption or substantial changes to a shareholder rights plan (or poison pill) or proxy contests, involving, for instance, a hostile takeover attempt but may also include more routine issues, such as the election of directors or auditor appointments. When CRM decides not to vote proxies in the manner recommended by ISS, CRM shall document the reasons for such decision.

5.   Securities on Loan

          Securities over which CRM has voting authority in certain accounts are subject to being lent to other parties, including securities in private investment partnerships, registered mutual funds and certain other accounts. CRM has no role in the lending process; securities lending decisions are made by the custodian with the consent of and on behalf of the client. As a general matter, when a security is on "loan" as of the record date, CRM has no authority to vote, and shall not vote, a proxy for the security.

6.   Clients Who Vote Their Own Proxies

          CRM clients may retain the authority to vote their own proxies in their discretion.

7. Conflicts and Potential Conflicts of Interest Between the Adviser and its Clients

          CRM recognizes that there may be a conflict of interest or potential conflict of interest between itself and its clients with respect to the voting of proxies of certain companies and has developed a mechanism for identifying and addressing such conflicts. Examples of such conflicts include, but are not limited to, instances where CRM manages financial assets for a company or CRM has another business relationship (such as a service provider or vendor) or where a CRM employee may be a member of the Board of Directors of a company for which proxies are voted.

          When a conflict or potential conflict between CRM and its clients has been identified, CRM will vote the proxy as recommended by ISS, subject to a review by the Compliance Committee to confirm that voting is in the best interest of clients.

          CRM has a "watch list" of issuers that may present a conflict of interest or potential conflict relating to proxy voting. The watch list is maintained by the Compliance Committee and amended, as appropriate. Proxy votes relating to issuers on the watch list are voted in accordance with the procedures in the last prior paragraph.

8.   Disclosure

----------
(5) CRM receives an analysis intended to protect plan assets as required by the U.S. Department of Labor and the Employees Retirement Income Security Act of 1974 ("ERISA").

          For CRM clients who are clients of the Firm as of the effective date of these Policies, the Firm shall deliver to such clients in a separate mailing(6) the following: (i) a description of these Policies;(7) (ii) information as to how the client can obtain information from CRM on how CRM voted the client's proxies; and (iii) information as to how a client can obtain a copy of these Policies and/or the ISS Proxy Voting Guidelines.

          In addition, CRM, in its written brochure required under Rule 204-3 (the "Form ADV") shall describe: (i) these Policies; (ii) how a client can obtain information from CRM on how it voted the client's proxies; and (iii) how a client can obtain a copy of these Policies and/or the ISS Proxy Voting Guidelines.

9.   Oversight

          The Compliance Committee shall have oversight responsibility for these Policies. In particular, the Compliance Committee shall have responsibility for monitoring the actual or potential conflicts of interest that may arise in relation to voting proxies for client securities.

10.  Recordkeeping

          CRM shall retain the following books and records in, as appropriate, electronic or hard copy form:

               a. These Policies as they may be amended from time to time.

               b. A copy of each proxy statement received regarding client securities (which may be kept by relying on obtaining copies through the EDGAR system maintained by the Securities and Exchange Commission).

               c. A record of each vote cast on behalf of clients.

               d. Internal documents created that were material to the decision on how to vote any proxies or that memorialize the basis for such a decision, including any documentation relating to decisions to vote proxies other than in accordance with ISS recommendations.

               e. Copies of written client requests for proxy voting records and of the Firm's written responses to either a written or oral request for information on how the Firm voted proxies on behalf of the requesting client.

               f. With respect to votes cast for securities held in any registered investment company, records of CUSIP numbers. Records for the CRM Mutual Funds shall be recorded and maintained by WT Mutual Fund.

          The above records shall be retained in an easily accessible place for a period of at least five (5) years from the end for the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of CRM.

behalf of clients are voted. This information is set forth below.

The following is a condensed version of all proxy voting recommendations contained in The ISS Proxy Voting Manual.

----------
(6)  Appendix A sets forth the form of letter to be used.

(7) Such description shall be a summary of the proxy voting process rather than a reiteration of the policies and procedures and will indicate that a copy of the policies and procedures is available upon request.

All of the information contained in this ISS Proxy Voting Manual has been prepared solely by Institutional Shareholder Services, Inc.

1.   OPERATIONAL ITEMS

          ADJOURN MEETING

          Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

          AMEND QUORUM REQUIREMENTS

          Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

          AMEND MINOR BYLAWS

          Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

          CHANGE COMPANY NAME

          Vote FOR proposals to change the corporate name.

          CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

          Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

          ISS PROXY VOTING

          Guidelines Summary Ratifying Auditors

          Vote FOR proposals to ratify auditors, unless any of the following apply:

     - An auditor has a financial interest in or association with the company, and is therefore not independent

     -    Fees for non-audit services are excessive, or

     - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position. Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

          Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

     -    Transact Other Business

2.   BOARD OF DIRECTORS

          Voting on Director Nominees in Uncontested Elections Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

     - Attend less than 75 percent of the board and committee meetings without a valid excuse

     -    Implement or renew a dead-hand or modified dead-hand poison pill

     - Ignore a shareholder proposal that is approved by a majority of the shares outstanding

     - Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

     - Failed to act on takeover offers where the majority of the shareholders tendered their shares

     - Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

     - Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

     - Are audit committee members and the non-audit fees paid to the auditor are excessive.

          In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

AGE LIMITS

          Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

BOARD SIZE

          Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

          Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

          Vote AGAINST proposals to eliminate cumulative voting.

          Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

          Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

          Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

          Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

          Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

     - The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

     -    Only if the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

          Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

          Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

          Vote AGAINST proposals that provide that directors may be removed only for cause. Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

          Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

          Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

          Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:

          Designated lead director appointed from the ranks of the independent board members with clearly delineated duties

     -    Majority of independent directors on board

     -    All-independent key committees

     -    Committee chairpersons nominated by the independent directors

     -    CEO performance reviewed annually by a committee of outside directors

     -    Established governance guidelines

     -    Company performance.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

          Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

          Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

STOCK OWNERSHIP REQUIREMENTS

          Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

          While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

TERM LIMITS

          Vote AGAINST shareholder proposals to limit the tenure of outside directors.

3.   PROXY CONTESTS, VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

          Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

     - Long-term financial performance of the target company relative to its industry; management's track record

     -    Background to the proxy contest

     -    Qualifications of director nominees (both slates)

     - Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

          Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING

          Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

4.   ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

          Advance Notice Requirements for Shareholder Proposals/Nominations Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

          Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

          Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

          Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.

          Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

          Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

          Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

          Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

          Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

          Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5.   MERGERS AND CORPORATE RESTRUCTURINGS

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

     -    Purchase price

     -    Fairness opinion

     -    Financial and strategic benefits

     -    How the deal was negotiated

     -    Conflicts of interest

     -    Other alternatives for the business

     -    Noncompletion risk.

ASSET SALES

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

     -    Impact on the balance sheet/working capital

     -    Potential elimination of diseconomies

     -    Anticipated financial and operating benefits

     -    Anticipated use of funds

     -    Value received for the asset

     -    Fairness opinion

     -    How the deal was negotiated

     -    Conflicts of interest.

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Votes on proposals regarding conversion of securities are determined on a CASE-BYCASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest. Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

     -    Dilution to existing shareholders' position

     -    Terms of the offer

     -    Financial issues

     -    Management's efforts to pursue other alternatives

     -    Control issues

     -    Conflicts of interest.

          Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

          Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

     -    The reasons for the change

     -    Any financial or tax benefits

     -    Regulatory benefits

     -    Increases in capital structure

     -    Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

     - Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model

     -    Adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

JOINT VENTURES

          Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

LIQUIDATIONS

          Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

          Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

          Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

     - Prospects of the combined company, anticipated financial and operating benefits

     -    Offer price

     -    Fairness opinion

     -    How the deal was negotiated

     -    Changes in corporate governance

     -    Change in the capital structure

     -    Conflicts of interest.

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

          Votes on proposals regarding private placements should be determined on a CASE-BYCASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest. Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS

          Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

     -    Tax and regulatory advantages

     -    Planned use of the sale proceeds

     -    Valuation of spinoff

     -    Fairness opinion

     -    Benefits to the parent company

     -    Conflicts of interest

     -    Managerial incentives

     -    Corporate governance changes

     -    Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS

          Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6.   STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS

          Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders. Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

          Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASHOUT PROVISIONS

          Vote FOR proposals to opt out of control share cashout statutes.

DISGORGEMENT PROVISIONS

          Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

          Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

          Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS

          Vote FOR proposals to opt out of state freezeout provisions.

GREENMAIL

          Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments. Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

          Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

          Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

          Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES

          Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, controlshare cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions)

6.   CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

          Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

          Vote AGAINST proposals to create a new class of common' stock with superior voting rights.

          Vote FOR proposals to create a new class of nonvoting or subvoting common stock if It is intended for financing purposes with minimal or no dilution to current shareholders

          It is not designed to preserve the voting power of an insider or significant shareholder

ISSUE STOCK FOR USE WITH RIGHTS PLAN

          Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

          Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

          Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

          Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

          Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

          Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

          Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

          Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS

          Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

          Vote FOR management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS

          Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

          Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

          Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of 'voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

7.   EXECUTIVE AND DIRECTOR COMPENSATION

          Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

          Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for:

     - Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index), -

     -    Cash compensation, and

     -    Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

DIRECTOR COMPENSATION

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

STOCK PLANS IN LIEU OF CASH

          Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis. Vote FOR plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

DIRECTOR RETIREMENT PLANS

          Vote AGAINST retirement plans for non employee directors.

          Vote FOR shareholder proposals to eliminate retirement plans for non employee directors.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

     -    Historic trading patterns

     -    Rationale for the repricing

     -    Value-for-value exchange

     -    Option vesting

     -    Terml, of the option

     -    Exercise price

     -    Participation.

EMPLOYEE STOCK PURCHASE PLANS

          Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

          Vote FOR employee stock purchase plans where all of the following apply:

     -    Purchase price is at least 85 percent of fair market value

     -    Offering period is 27 months or less, and

     -    Potential voting power dilution (VPD) is ten percent or less.

          Vote AGAINST employee stock purchase plans where any of the following apply:

     -    Purchase price is less than 85 percent of fair market value, or

     -    Offering period is greater than 27 months, or

     -    VPD is greater than ten percent

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

          Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

          Vote FOR proposals to add performance goals to existing compensation plans to comply with thee provisions of Section 162(m) unless they are clearly inappropriate.

          Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BYCASE basis it sing a proprietary, quantitative model developed by ISS. Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

          Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(K) EMPLOYEE BENEFIT PLANS

          Vote FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

          Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

          Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

          Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

          Vote FOR shareholder proposals to put option repricings to a shareholder vote.

          Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING

          Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

PERFORMANCE-BASED STOCK OPTIONS

          Vote CASE-BY-CASE on shareholder proposals advocating the use of performance based stock options (indexed, premium-priced, and performance-vested options), taking into account:

     -    Whether the proposal mandates that all awards be performance-based

     - Whether the proposal extends beyond executive awards to those of lower-ranking employees

     - Whether the company's stock-based compensation plans meet IS S's SVT criteria and do not violate our repricing guidelines

GOLDEN AND TIN PARACHUTES

          Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

     - The parachute should be less attractive than an ongoing employment opportunity with the firm

     -    The triggering mechanism should be beyond the control of management

     - The amount should not exceed three times base salary plus guaranteed benefits

8.   SOCIAL AND ENVIRONMENTAL ISSUES

CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS

          Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

     - The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

     - The availability and feasibility of alternatives to animal testing to ensure product safety, and

     -    The degree that competitors are using animal-free testing.

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

     - The company has already published a set of animal welfare standards and monitors compliance

     - The company's standards are comparable to or better than those of peer firms, and

     - There are no serious controversies surrounding the company's treatment of animals

DRUG PRICING

          Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

          Whether the proposal focuses on a specific drug and region

     - Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness

     - The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending

     -    Whether the company already limits price increases of its products

     - Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries

     -    The extent that peer companies implement price restraints

GENETICALLY MODIFIED FOODS

Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company's products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:

     -    The costs and feasibility of labeling and/or phasing out

     - The nature of the company's business and the proportion of it affected by the proposal

     - The proportion of company sales in markets requiring labeling or GMO-free products

     -    The extent that peer companies label or have eliminated GMOs

     - Competitive benefits, such as expected increases in consumer demand for the company's products

     - The risks of misleading consumers without federally mandated, standardized labeling

     -    Alternatives to labeling employed by the company.

          Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.

          Vote AGAINST proposals to completely phase out GMOs from the company's products. Such resolutions presuppose that there are proven health risks to GMOs-an issue better left to federal regulators-which outweigh the economic benefits derived from biotechnology.

          Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company's products, taking into account:

     - The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

     -    The extent that peer companies have eliminated GMOs

     - The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products

     - Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs

     - The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated.

          Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company's strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

HANDGUNS

          Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies

PREDATORY LENDING

          Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

     - Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

     - Whether the company has adequately disclosed the financial risks of its subprime business

     - Whether the company has been subject to violations of lending laws or serious lending controversies

     -    Peer companies' policies to prevent abusive lending practices.

TOBACCO

          Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

SECOND-HAND SMOKE:

     -    Whether the company complies with all local ordinances and regulations

     - The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness

     -    The risk of any health-related liabilities.

ADVERTISING TO YOUTH:

     - Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

     - Whether the company has gone as far as peers in restricting advertising

     - Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

     -    Whether restrictions on marketing to youth extend to foreign countries

CEASE PRODUCTION OF TOBACCO-RELATED PRODUCTS OR AVOID SELLING PRODUCTS TO TOBACCO COMPANIES:

     -    The percentage of the company's business affected

     - The economic loss of eliminating the business versus any potential tobacco-related liabilities.

SPINOFF TOBACCO-RELATED BUSINESSES:

     -    The percentage of the company's business affected

     -    The feasibility of a spinoff

     - Potential future liabilities related to the company's tobacco business.

STRONGER PRODUCT WARNINGS:

          Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

INVESTMENT IN TOBACCO STOCKS:

          Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

          Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

     -    Whether there are publicly available environmental impact reports;

     - Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and

     -    The current status of legislation regarding drilling in ANWR.

CERES PRINCIPLES

          Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

     - The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

     - The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

     - Environmentally conscious practices of peer companies, including endorsement of CERES Costs of membership and implementation.

ENVIRONMENTAL REPORTS

          Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

          Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:

     -    The company's level of disclosure lags that of its competitors, or

     - The company has a poor environmental track record, such as violations of federal and state regulations.

RECYCLING

          Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

     -    The nature of the company's business and the percentage affected

     -    The extent that peer companies are recycling

     -    The timetable prescribed by the proposal

     -    The costs and methods of implementation

     - Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY

          Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

     -    The nature of the company's business and the percentage affected

     - The extent that peer companies are switching from fossil fuels to cleaner sources

     -    The timetable and specific action prescribed by the proposal

     -    The costs of implementation

     -    The company's initiatives to address climate change

          Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.

GENERAL CORPORATE ISSUES

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

          Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

     -    The relevance of the issue to be linked to pay

     -    The company's level of disclosure lags that of its competitors, or

     - The company has a poor environmental track record, such as violations of federal and state regulations.

RECYCLING

          Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

     -    The nature of the company's business and the percentage affected

     -    The extent that peer companies are recycling

     -    The timetable prescribed by the proposal

     -    The costs and methods of implementation

     - Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY

          Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

     -    The nature of the company's business and the percentage affected

     - The extent that peer companies are switching from fossil fuels to cleaner sources

     -    The timetable and specific action prescribed by the proposal

     -    The costs of implementation

     -    The company's initiatives to address climate change

          Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.

GENERAL CORPORATE ISSUES

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

          Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

     -    The relevance of the issue to be linked to pay

     - The degree that social performance is already included in the company's pay structure and disclosed

     - The degree that social performance is used by peer companies in setting pay

     - Violations or complaints filed against the company relating to the particular social performance measure

     - Artificial limits sought by the proposal, such as freezing or capping executive pay

     -    Independence of the compensation committee

     -    Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS

          Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

     - The company is in compliance with laws governing corporate political activities, and

     - The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

          Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

          Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

          Vote AGAINST proposals restricting the company from making, charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

          Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS CHINA PRINCIPLES

          Vote AGAINST proposals to implement the China Principles unless:

     - There are serious controversies surrounding the company's China operations, and

     - The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

          Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

     -    The nature and amount of company business in that country

     -    The company's workplace code of conduct

     -    Proprietary and confidential information involved

     -    Company compliance with U.S. regulations on investing in the country

     -    Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

          Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

     - The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

     -    Agreements with foreign suppliers to meet certain workplace standards

     -    Whether company and vendor facilities are monitored and how

     -    Company participation in fair labor organizations

     -    Type of business

     -    Proportion of business conducted overseas

     -    Countries of operation with known human rights abuses

     - Whether the company has been recently involved in significant labor and human rights controversies or violations

     -    Peer company standards and practices

     -    Union presence in company's international factories

          Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

     - The company does not operate in countries with significant human rights violations

     -    The company has no recent human rights controversies or violations, or

     - The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

          Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

     -    Company compliance with or violations of the Fair Employment Act of
          1989

     - Company antidiscrimination policies that already exceed the legal requirements

     -    The cost and feasibility of adopting all nine principles

     - The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

     -    The potential for charges of reverse discrimination

     - The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

     -    The level of the company's investment in Northern Ireland

     -    The number of company employees in Northern Ireland

     -    The degree that industry peers have adopted the MacBride Principles

     - Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS FOREIGN MILITARY SALES/OFFSETS

          Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

          Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

     -    Whether the company has in the past manufactured landmine components

     -    Whether the company's peers have renounced future production

          Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

     -    What weapons classifications the proponent views as cluster bombs

     - Whether the company currently or in the past has manufactured cluster bombs or their components

     -    The percentage of revenue derived from cluster bomb manufacture

     -    Whether the company's peers have renounced future production

NUCLEAR WEAPONS

          Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

SPACED-BASED WEAPONIZATION

          Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

     -    The information is already publicly available or

     -    The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

BOARD DIVERSITY

          Generally vote FOR reports on the company's efforts to diversify the board, unless:

     - The board composition is reasonably inclusive in relation to companies of similar size and business or

     - The board already reports on its nominating procedures and diversity initiatives.

          Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

     -    The degree of board diversity

     -    Comparison with peer companies

     -    Established process for improving board diversity

     -    Existence of independent nominating committee

     -    Use of outside search firm

     -    History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

          Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

     -    The company has well-documented equal opportunity programs

     - The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

     -    The company has no recent EEO-related violations or litigation.

          Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

          Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

     -    The composition of senior management and the board is fairly inclusive

     - The company has well-documented programs addressing diversity initiatives and leadership development

     - The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

     - The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION

          Vote CASE-BY-CASE on proposals to amend the company's EEO policy to include sexual orientation, taking into account:

     - Whether the company's EEO policy is already in compliance with federal, state and local laws

     - Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees

     -    The industry norm for including sexual orientation in EEO statements

     - Existing policies in place to prevent workplace discrimination based on sexual orientation

          Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

10.  MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

          Vote to elect directors on a CASE-BY-CASE basis, considering the following factors:

     -    Board structure

     -    Director independence and qualifications

     -    Attendance at board and committee meetings.

     -    Votes should be withheld from directors who:

     - Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

     - Ignore a shareholder proposal that is approved by a majority of shares outstanding

     - Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

     - Are interested directors and sit on the audit or nominating committee, or

     - Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

CONVERT CLOSED-END FUND TO OPEN-END FUND

          Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

     -    Past performance as a closed-end fund

     -    Market in which the fund invests

     -    Measures taken by the board to address the discount

     -    Past shareholder activism, board activity

     -    Votes on related proposals.

PROXY CONTESTS

          Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

     -    Past performance relative to its peers

     -    Market in which fund invests

     -    Measures taken by the board to address the issues

     - Past shareholder activism, board activity, and votes on related proposals

     -    Strategy of the incumbents versus the dissidents

     -    Independence of directors

     -    Experience and skills of director candidates

     -    Governance profile of the company

     -    Evidence of management entrenchment

INVESTMENT ADVISORY AGREEMENTS

          Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

     -    Proposed and current fee schedules

     -    Fund category/investment objective

     -    Performance benchmarks

     -    Share price performance compared to peers

     -    Resulting fees relative to peers

     -    Assignments (where the advisor undergoes a change of control).

APPROVE NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

          Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:

     -    Stated specific financing purpose

     -    Possible dilution for common shares

     -    Whether the shares can be used for antitakeover purposes.

1940 ACT POLICIES

          Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

     -    Potential competitiveness

     -    Regulatory developments

     -    Current and potential returns

     -    Current and potential risk.

          Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGE FUNDAMENTAL RESTRICTION TO NON-FUNDAMENTAL RESTRICTION

          Proposals to change a fundamental restriction to a non-fundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:

     -    The fund's target investments

     -    The reasons given by the fund for the change

     -    The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NON-FUNDAMENTAL

          Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.

NAME CHANGE PROPOSALS

          Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:

     -    Political/economic changes in the target market

     -    Consolidation in the target market

     -    Current asset composition

CHANGE IN FUND'S SUB-CLASSIFICATION

          Votes on changes in a fund's sub-classification should be determined on a CASE-BYCASE basis, considering the following factors:

     -    Potential competitiveness

     -    Current and potential returns

     -    Risk of concentration

     -    Consolidation in target industry

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

          Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

     -    Strategies employed to salvage the company

     -    The fund's past performance

     -    Terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

          Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

     -    The degree of change implied by the proposal

     -    The efficiencies that could result

     -    The state of incorporation

     -    Regulatory standards and implications.

Vote AGAINST any of the following changes:

     - Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

     - Removal of shareholder approval requirement for amendments to the new declaration of trust

     - Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

     - Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares

     - Removal of shareholder approval requirement to engage in and terminate sub-advisory arrangements

     - Removal of shareholder approval requirement to change the domicile of the fund

CHANGE THE FUND'S DOMICILE

          Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:

     -    Regulations of both states

     -    Required fundamental policies of both states

     -    Increased flexibility available.

AUTHORIZE THE BOARD TO HIRE AND TERMINATE SUB-ADVISORS WITHOUT SHAREHOLDER APPROVAL

          Vote AGAINST proposals authorizing the board to hire/terminate sub-advisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

     -    Fees charged to comparably sized funds with similar objectives

     -    The proposed distributor's reputation and past performance

     -    The competitiveness of the fund in the industry

     -    Terms of the agreement.

MASTER-FEEDER STRUCTURE

          Vote FOR the establishment of a master-feeder structure.

MERGERS

          Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

     -    Resulting fee structure

     -    Performance of both funds

     -    Continuity of management personnel

     - Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

          Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

SHAREHOLDER PROPOSALS TO REIMBURSE PROXY SOLICITATION EXPENSES

          Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

          Shareholder Proposals to Terminate Investment Advisor Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors:

     -    Performance of the fund's NAV

     -    The fund's history of shareholder relations

     -    The performance of other funds under the advisor's management.

                                 WT MUTUAL FUND

                              ROXBURY MID CAP FUND
                          ROXBURY SMALL CAP GROWTH FUND
                             ROXBURY MICRO CAP FUND

                            1100 North Market Street
                           Wilmington, Delaware 19890

                       STATEMENT OF ADDITIONAL INFORMATION

                                  JULY 1, 2005

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Funds' current prospectuses, each dated July 1, 2005, as amended from time to time. A copy of each current prospectus and annual and semi-annual reports may be obtained without charge, by writing to Professional Funds Distributor, LLC. (the "Distributor"), 760 Moore Road, King of Prussia, PA 19406 or by calling (800) 336-9970. A copy may also be obtained from certain institutions such as banks or broker-dealers that have entered into servicing agreements with the Distributor or by calling (800) 336-9970.

Each Fund's audited financial statements for the fiscal year ended June 30, 2004, included in the Annual Reports to shareholders, and unaudited financial statements for the six-month period ended December 31, 2004, included in the Semi-annual Reports to shareholders, are each incorporated into this SAI by reference.

GENERAL INFORMATION.......................................................     1
INVESTMENT POLICIES.......................................................     1
DISCLOSURE OF FUND HOLDINGS...............................................     6
INVESTMENT LIMITATIONS....................................................     7
TRUSTEES AND OFFICERS.....................................................     9
CODE OF ETHICS............................................................    16
PROXY VOTING..............................................................    17
INVESTMENT ADVISORY AND OTHER SERVICES....................................    18
ADMINISTRATION AND ACCOUNTING SERVICES....................................    20
ADDITIONAL SERVICE PROVIDERS..............................................    20
DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN................................    21
BROKERAGE ALLOCATION AND OTHER PRACTICES..................................    23
CAPITAL STOCK AND OTHER SECURITIES........................................    25
PURCHASE, REDEMPTION AND PRICING OF SHARES................................    26
DIVIDENDS.................................................................    29
TAXATION OF THE FUNDS.....................................................    29
FINANCIAL STATEMENTS......................................................    34
APPENDIX A OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES......   A-1
APPENDIX B DESCRIPTION OF RATINGS.........................................   B-1
APPENDIX C PROXY VOTING POLICIES AND PROCEDURES...........................   C-1

                               GENERAL INFORMATION

WT Mutual Fund (the "Trust") was organized as a Delaware business trust on June 1, 1994. The Trust has established the following funds described in this SAI:
Roxbury Mid Cap Fund, Roxbury Small Cap Growth Fund and Roxbury Micro Cap Fund (each a "Fund," and collectively, the "Funds"). Each of these Funds issues Institutional and Investor Shares, except for the Roxbury Mid Cap Fund which issues Institutional, Investor, Class A, Class B and Class C Shares. Each Fund is a diversified open-end management investment company.

Prior to July 1, 2005, the Mid Cap Fund and Small Cap Growth Fund operated as feeder funds in a master-feeder structure pursuant to which each of these Funds invested in a corresponding "master series" of WT Investment Trust I, which invested directly in investment securities. The investment objective, strategies, policies, and limitations of each of the master series were identical to its corresponding Fund.

                              INVESTMENT POLICIES

The following information supplements the information concerning each Fund's investment objective, policies and limitations found in the prospectus.

The Mid Cap Fund seeks superior long-term growth of capital. The Small Cap Growth Fund and the Micro Cap Fund seek to achieve long-term capital appreciation. Except with respect to the Micro Cap Fund, the foregoing investment objectives may not be changed without shareholder approval. The Micro Cap Fund's investment objective may be changed upon 60 days' written notice to shareholders.

The Mid Cap Fund will invest at least 80% of its assets in securities of companies with market capitalizations, at the time of purchase, within the capitalization ranges of companies that make up the S&P MidCap 400 and Russell MidCap Indices.

The Small Cap Growth Fund will invest at least 80% of its assets in securities of companies with market capitalizations, at the time of purchase, consistent with the capitalization ranges of companies that make up the S&P SmallCap 600 and Russell 2000 Indices.

The Micro Cap Fund will invest at least 80% of its assets in securities of companies with market capitalizations, at the time of purchase, of less than $1 billion.

The foregoing investment policies may be changed upon 60 days' written notice to shareholders.

CASH MANAGEMENT. Each Fund will under normal market conditions invest no more than 15% of its total assets in cash and cash equivalents including high-quality money market instruments and money market funds in order to manage cash flow. Certain of these instruments are described below.

MONEY MARKET FUNDS. Each Fund may invest in the securities of money market mutual funds, within the limits prescribed by the Investment Company Act of 1940, as amended (the "1940 Act").

U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, the U.S. Government may provide support for payment of the interest and principal on these obligations directly or indirectly. This support can range from securities supported by the full faith and credit of the United States (for example, Ginnie Mae securities), to securities that are supported solely or primarily by the creditworthiness of the issuer, such as securities of Fannie Mae, Freddie Mac, the Tennessee Valley Authority, Federal Farm Credit Banks and the Federal Home Loan Banks. In the case of obligations not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

COMMERCIAL PAPER. Each Fund may invest in commercial paper. Commercial paper consists of short-term (up to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Funds may invest only in commercial paper rated A-1 or higher by S&P or Moody's or if not rated, determined by the investment adviser to be of comparable quality.

BANK OBLIGATIONS. Each Fund may invest in U.S. dollar-denominated obligations of major banks, including certificates of deposit, time deposits and bankers' acceptances of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and of wholly-owned banking subsidiaries of such foreign banks located in the United States. Obligations of foreign branches of U.S. banks and U.S. branches of wholly owned subsidiaries of foreign banks may be general obligations of the parent bank, or the issuing branch or subsidiary, or both, or may be limited by the terms of a specific obligation or by government regulation. Because such obligations are issued by foreign entities, they are subject to the risks of foreign investing. A brief description of some typical types of bank obligations follows:

          - Bankers' Acceptances. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligation of both the bank and the drawer to pay the face amount of the instrument upon maturity.

          - Certificates of Deposit. Certificates of Deposit are certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Variable rate certificates of deposit provide that the interest rate will fluctuate on designated dates based on changes in a designated base rate (such as the composite rate for certificates of deposit established by the Federal Reserve Bank of New York).

          - Time Deposits. Time deposits are bank deposits for fixed periods of time.

CONVERTIBLE SECURITIES. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, a Fund's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuers and any call provisions.

The Funds may invest in convertible securities that are rated, at the time of purchase, in the three highest rating categories by a nationally recognized statistical rating organization ("NRSRO") such as Moody's or S&P, or if unrated, are determined by the investment adviser, as applicable, to be of comparable quality. (See "Appendix B" Description of Ratings.") Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality. Should the rating of a security be downgraded subsequent to a Fund's purchase of the security, the investment adviser will determine whether it is in the best interest of the Fund to retain the security.

DEBT SECURITIES. Debt securities represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.

DEPOSITARY RECEIPTS. American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

FOREIGN SECURITIES. Each Fund may invest in foreign securities either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of foreign securities. (See "Depositary Receipts" above.) Foreign securities include equity or debt securities issued by issuers outside the United States, and include securities in the form of ADRs and EDRs. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the counter markets. Investing in foreign securities involves certain special risks and considerations that are not typically associated with investing in U.S. companies, including, but not limited to, (i) generally less liquid and less efficient securities markets, (ii) generally greater price volatility, (iii) exchange rate fluctuations and exchange controls, (iv) the imposition of restrictions on the expatriation of funds or other assets, (v) less publicly available information about issuers, (vi) the imposition of taxes (vii) higher transaction and custody costs, (viii) settlement delays and risk of loss, (ix) difficulties in enforcing contracts, (x) less liquidity and smaller market capitalizations, (xi) lesser regulation of securities markets, (xii) different accounting and disclosure standards, xiii) governmental interference, (xiv) higher inflation, (xv) social, economic and political uncertainties, (xvi) the risk of expropriation of assets, and (xvii) the risk of war.

HEDGING STRATEGIES. Each Fund may engage in certain hedging strategies that involve options and futures. These hedging strategies are described in detail in Appendix A.

ILLIQUID SECURITIES. Each Fund may invest no more than 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days at approximately the value at which they are being carried on the Fund's books. The Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day-to-day determinations of liquidity to the investment adviser, pursuant to guidelines approved by the Board. The investment adviser will monitor the liquidity of securities held by the Fund and report periodically on such decisions to the Board. If the limitation on illiquid securities is exceeded, other than by a change in market values, the condition will be reported by a Fund's investment adviser to the Board of Trustees.

INVESTMENT COMPANY SECURITIES AND EXCHANGE TRADED FUNDS. The Funds may invest in investment company securities, including exchange traded funds ("ETFs"). Such investments are subject to limitations prescribed by the 1940 Act. These limitations currently provide, in part, that a Fund may not purchase shares of an investment company if (a) such a purchase would cause a Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause a Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of a Fund's total assets would be invested in investment companies. As a shareholder in an investment company, the Fund would bear its pro rata portion of the investment company's expenses, including advisory fees, in addition to its own expenses. Although the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including ETFs, registered investment companies may be permitted to invest in certain ETFs beyond the limits set forth in Section 12(d)(1) provided such ETF is granted an exemptive order by the SEC subject to certain terms and conditions imposed by such exemptive order. It is possible that a Fund will enter into an agreement with an ETF pursuant to an exemptive order to allow the Fund to invest in such ETF beyond the Section 12(d)(1) limitations.

OPTIONS ON SECURITIES AND SECURITIES INDICES. Each Fund may purchase call options on securities that the investment adviser intends to include in a Fund in order to fix the cost of a future purchase or attempt to enhance return by, for example, participating in an anticipated increase in the value of a security. The Funds may purchase put options to hedge against a decline in the market value of securities held in the Funds or in an attempt to enhance return. A Fund may write (sell) put and covered call options on securities in which they are authorized to invest. A Fund may also purchase put and call options, and write put and covered call options on U.S. securities indices. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. Of the percentage of the assets of a Fund that are invested in equity (or related) securities, the Fund may not invest more than 10% of such assets in covered call options on securities and/or options on securities indices.

REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements. A repurchase agreement is a transaction in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to a bank or dealer at an agreed upon date and price reflecting a market rate of interest, unrelated to the coupon rate or the maturity of the purchased security. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a Fund if the other party to the repurchase agreement defaults), it is the policy of each Fund to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found satisfactory by the adviser. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of a Fund's investment limitations.

RESTRICTED SECURITIES. Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933 (the "1933 Act") or an exemption from registration. Each Fund is subject to investment limitations on the purchase of illiquid securities. Restricted securities, including securities eligible for re-sale pursuant to Rule 144A under the 1933 Act, that are determined to be liquid are not subject to this limitation. This determination is to be made by the investment adviser pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the investment adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the investment adviser intends to purchase securities that are exempt from registration under Rule 144A.

SECURITIES LENDING. Each Fund may lend securities pursuant to agreements that require that the loans be continuously secured by collateral equal to 100% of the market value of the loaned securities. Such collateral consists of cash, securities of the U.S. Government or its agencies, or any combination of cash and such securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for a Fund exceeds one-third of the value of the Fund's total assets taken at fair market value. A Fund will earn interest on the investment of the cash collateral in U.S. Government securities. However, a Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities and even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the adviser to be of good standing and when, in the judgment of the adviser, the consideration that can be earned currently from such securities loans justifies the attendant risk. Either party upon reasonable notice to the other party may terminate any loan.

TEMPORARY DEFENSIVE POSITION. Each Fund may, without limit, invest in commercial paper and other money market instruments rated in one of the two highest rating categories by an NRSRO, in response to adverse market conditions, as a temporary defensive position. The result of this action may be that a Fund will be unable to achieve its investment objective.

PORTFOLIO TURNOVER. Portfolio turnover rates for the past 2 fiscal years were:

                 12 MONTHS   12 MONTHS
                   ENDED       ENDED
                  6/30/04     6/30/03
                 ---------   ---------
Mid Cap Fund         79%       119%
Small Cap Fund      172%        86%*
Micro Cap Fund      N/A        N/A

----------
*    Not annualized for the period January 2, 2003 to June 30, 2003.

                           DISCLOSURE OF FUND HOLDINGS

The Funds have policies and procedures in place regarding the disclosure of Fund securities of the Funds designed to allow disclosure of Fund holdings information where it is deemed appropriate for a Fund's operations or it is determined to be useful to a Fund's shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure of a Fund's holdings, a Fund will not provide or permit others to provide information about the Fund's holdings on a selective basis.

The Funds provide Fund holdings information as required in regulatory filings and shareholder reports, disclose Fund holdings information as required by federal or state securities laws, and may disclose Fund holdings information in response to requests by governmental authorities.

The Funds may, but are not required to, post the Fund's schedule of investments on a website at regular intervals or from time to time at the discretion of the Fund. Such schedule of investments must be as of a date at least 30 days prior to its posting on the website. In addition to its schedule of investments, a Fund may post information on a website about the number of securities the Fund holds, a summary schedule of investments, the Fund's top ten holdings, and a percentage breakdown of the Fund's investments by country, sector and industry. This additional information must be as of a date at least 30 days prior to its posting on a website, provided, however, that a top ten holdings list may be as of a date 7 days prior to its posting on the website. The day after any Fund holdings information becomes publicly available (by posting on the website or otherwise), it may be mailed, e-mailed or otherwise transmitted to any person.

The Fund may distribute or authorize the distribution of information about a Fund's holdings that is not publicly available (on a website or otherwise) to a Fund's or an investment adviser's employees and affiliates that provide services to the Fund. The Fund may also distribute or authorize the distribution of information about the Fund's holdings that is not publicly available (on a website or otherwise) to the Fund's service providers who require access to the information (i) in order to fulfill their contractual duties relating to the Fund; (ii) to facilitate the transition of a newly hired investment adviser or sub-adviser prior to the commencement of its duties; (iii) to facilitate the review of the Fund by a ranking or ratings agency; (iv) for the purpose of due diligence regarding a merger or acquisition; or (iv) for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of Fund assets and minimal impact on remaining shareholders of an affected Fund.

In order to mitigate conflicts between the interests of Fund shareholders, on the one hand, and those of the Portfolios' investment adviser, sub-adviser, or principal underwriter, or any affiliated person of the Funds, their investment advisers, sub-advisers, or its principal underwriter, on the other, the Trust's Chief Compliance Officer must approve and either the President or a Vice President of the Trust must approve a non-public disclosure of Fund holdings. The Trust's Chief Compliance Officer must report all arrangements to disclose Fund holdings information to the Trust's Board of Trustees on a quarterly basis, which will review such arrangements and terminate them if it determines such disclosure arrangements are not in the best interests of shareholders.

Before any non-public disclosure of information about a Fund's holdings, the Chief Compliance Officer will require the recipient of such non-public Fund holdings information to agree or provide proof of an existing duty to keep the information confidential and to agree not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in a Fund or any other security. The Trust may request certifications from senior officers of authorized recipients that the recipient is using the Fund holdings information only in a manner consistent with the Trust's policies and procedures and any applicable confidentiality agreement.

Under no circumstances may the Trust or an investment adviser or their affiliates receive any consideration or compensation for disclosing Fund holdings information.

Each of the following third parties have been approved to receive Fund holdings information: (i) the Trust's administrator and accounting agent; (ii) the Trust's independent public accounting firm, for use in providing audit opinions;
(iii) financial printers, solely for the purpose of preparing Trust reports or regulatory filings; (iv) the Trust's custodian in connection with its custody of the Trust's assets; (v) if applicable, a proxy voting service; and (vi) the following data aggregators and ranking and ratings services: Lipper Analytical Services, Inc., Morningstar Inc., and Standard & Poors. Information may be provided to these parties at any time so long as each of these parties is contractually and ethically prohibited from sharing the Trust's Fund holdings information without specific authorization. The Trust's investment advisers and service providers will establish procedures to ensure that the Trust's Fund holdings information is only disclosed in accordance with these policies.

[insert list of those receiving disclosure, if any]

                             INVESTMENT LIMITATIONS

Each Fund has adopted the investment limitations set forth below. Limitations which are designated as fundamental policies may not be changed without the affirmative vote of the lesser of (i) 67% or more of the shares of a Fund present at a shareholders meeting if holders of more than 50% of the outstanding shares of a Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of a Fund. If any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund's assets or redemptions of shares will not be considered a violation of the limitation.

No Fund will as a matter of fundamental policy:

          1. purchase the securities of any one issuer, if as a result, more than 5% of a Fund's total assets would be invested in the securities of such issuer, or a Fund would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) a Fund may invest up to 25% of its total assets without regard to these limitations; (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (3) repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations;

          2. purchase securities of any issuer if, as a result, more than 25% of a Fund's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided, that this limitation does not apply to debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

          3. borrow money, provided that a Fund may borrow money for temporary or emergency purposes (not for leveraging or investments), and then in an aggregate amount not in excess of 10% of a Fund's total assets;

          4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions;

          5. underwrite any issue of securities, except to the extent that a Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

          6. purchase or sell real estate, provided that a Fund may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts;

          7. purchase or sell physical commodities, provided that a Fund may invest in, purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other derivative financial instruments; or

          8. issue senior securities, except to the extent permitted by the 1940 Act.

The following non-fundamental policies apply to each Fund and may be changed by the Board of Trustees without shareholder approval. No Fund will:

          1. make short sales of securities except short sales against the box;

          2. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities; provided that a Fund may make initial and variation deposits in connection with permitted transactions in options or future; or

          3. purchase additional portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets.

                              TRUSTEES AND OFFICERS

The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under "Interested Trustees" below is an "interested person" of the investment adviser, or the Trust, within the meaning of the 1940 Act. Each person who is not an "interested person" of the Funds' investment adviser or the Trust within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below. The address of each Trustee as it relates to the Trust's business is 1100 North Market Street, Wilmington, DE 19890.

                                                                                                       NUMBER OF
                                                                                                         FUNDS
                                                                                                        IN FUND
                                                                            PRINCIPAL OCCUPATION(S)     COMPLEX          OTHER
       NAME AND           POSITION(S) HELD   TERM OF OFFICE AND LENGTH OF         DURING PAST         OVERSEEN BY    DIRECTORSHIPS
     DATE OF BIRTH            WITH FUND               TIME SERVED                  FIVE YEARS           TRUSTEE     HELD BY TRUSTEE
-----------------------   ----------------   ----------------------------   -----------------------   -----------   ---------------
                                                         INTERESTED TRUSTEES

ROBERT J. CHRISTIAN (1)   Trustee,           Shall serve until death,       Executive Vice                 25       Wilmington Low
Date of Birth: 2/49       President, Chief   resignation or removal.        President and Chief                     Volatility Fund
                          Executive          Trustee, President and         Investment of                           of Funds
                          Officer and        Chairman Officer of the        Wilmington Trust                        (closed-end
                          Chairman of the    Board since October 1998.      Company from February                   registered
                          Board                                             1996, to June 2004, and                 investment
                                                                            Executive Vice                          company).
                                                                            President and chief
                                                                            Economist from June
                                                                            2004 to Present and
                                                                            President of RSMC since
                                                                            February 1996.

FRED FILOON (2)           Trustee            Shall serve at the pleasure    Senior Vice President          25       None
Date of Birth: 3/42                          of the Board and until         and Principal of Cramer
                                             successor is elected and       Rosenthal McGlynn, LLC
                                             qualified. Trustee since       since 1991.
                                             November 2004.

ROBERT ARNOLD             TRUSTEE            Shall serve until death,       Founder and co-manages,        25       None
Date of Birth: 3/44                          resignation or removal.        R. H. Arnold & Co.,
                                             Trustee since May 1997.        Inc. (investment
                                                                            banking company) since
                                                                            1989.

----------
(1) Mr. Christian is an "Interested Trustee" by reason of his position as President of RSMC, an investment adviser to the Trust.

(2) Mr. Filoon is an "Interested Trustee" by reason of his position as Senior Vice President and Principal of Cramer Rosenthal McGlynn LLC, an investment adviser to the Trust.

                                                                                                       NUMBER OF
                                                                                                         FUNDS
                                                                                                        IN FUND
                                                                            PRINCIPAL OCCUPATION(S)     COMPLEX          OTHER
       NAME AND           POSITION(S) HELD   TERM OF OFFICE AND LENGTH OF         DURING PAST         OVERSEEN BY    DIRECTORSHIPS
     DATE OF BIRTH            WITH FUND               TIME SERVED                  FIVE YEARS           TRUSTEE     HELD BY TRUSTEE
-----------------------   ----------------   ----------------------------   -----------------------   -----------   ---------------
                                                         INTERESTED TRUSTEES

DR. ERIC BRUCKER          TRUSTEE            Shall serve until death,       Professor of Economics,        25       Wilmington Low
Date of Birth: 12/41                         resignation or removal.        Widener University                      Volatility Fund
                                             Trustee since October 1999.    since July 2004;                        of Funds
                                                                            formerly,  Dean, School                 (closed-end
                                                                            of Business                             registered
                                                                            Administration of                       investment
                                                                            Widener University from                 company).
                                                                            2001 to 2004; Dean,
                                                                            College of Business,
                                                                            Public Policy and
                                                                            Health at the
                                                                            University of Maine
                                                                            from September 1998 to
                                                                            June 2001.

NICHOLAS GIORDANO         TRUSTEE            Shall serve until death,       Consultant, financial          25       Kalmar Pooled
Date of Birth: 3/43                          resignation or removal.        services organizations                  Investment
                                             Trustee since October 1998.    from 1997 to present;                   Trust;
                                                                            Interim President,                      Independence
                                                                            LaSalle University from                 Blue Cross;
                                                                            1998 to 1999.                           Selas
                                                                                                                    Corporation of
                                                                                                                    America
                                                                                                                    (industrial
                                                                                                                    furnaces and
                                                                                                                    ovens); and
                                                                                                                    Wilmington Low
                                                                                                                    Volatility Fund
                                                                                                                    of Funds
                                                                                                                    (closed-end
                                                                                                                    registered
                                                                                                                    investment
                                                                                                                    company).

LOUIS KLEIN, JR.          TRUSTEE            Shall serve until death,       Self-employed financial        25       WHX Corporation
Date of Birth: 5/35                          resignation or removal.        consultant since 1991.                  (industrial
                                             Trustee since October 1999.                                            manufacturer).

CLEMENT C. MOORE, II      TRUSTEE            Shall serve until death,       Managing Partner,              25       None
Date of Birth: 9/44                          resignation or removal.        Mariemont Holdings,
                                             Trustee since October 1999.    LLC, (real estate
                                                                            holding and development
                                                                            company) since 1980.

JOHN J. QUINDLEN          TRUSTEE            Shall serve until death,       Retired since 1993.            25       None
Date of Birth: 5/32                          resignation or removal.
                                             Trustee since October 1999.

                                                                                                 NUMBER OF
                                                                              PRINCIPAL        FUNDS IN FUND
                             POSITION(S)                                    OCCUPATION(S)         COMPLEX              OTHER
        NAME AND                 HELD           TERM OF OFFICE AND           DURING PAST        OVERSEEN BY        DIRECTORSHIPS
      DATE OF BIRTH           WITH TRUST       LENGTH OF TIME SERVED         FIVE YEARS           TRUSTEE         HELD BY TRUSTEE
------------------------   ---------------   ------------------------   --------------------   -------------   ---------------------
                                                         INTERESTED TRUSTEES

MARK A. SARGENT            TRUSTEE           Shall serve until death,   Dean and Professor           25        Wilmington Low
Date of Birth: 4/51                          resignation or removal.    of Law, Villanova                      Volatility Fund of
                                             Trustee since November     University School of                   Funds (closed-end
                                             2001.                      Law since July 1997.                   registered investment
                                                                                                               company).

As of the date of this SAI, none of the Independent Trustees nor any of their immediate family members (i.e. spouse or dependent children) serves as an officer or director or is an employee of the Trust, any of the Funds' investment advisers or distributor, or any of their respective affiliates. Nor do any of such persons serve as an officer or director or is an employee of any company controlled by or under common control with such entities.

                               EXECUTIVE OFFICERS

                                                                                                 NUMBER OF
                                                                              PRINCIPAL        FUNDS IN FUND
                             POSITION(S)                                    OCCUPATION(S)         COMPLEX              OTHER
    NAME, ADDRESS AND            HELD           TERM OF OFFICE AND           DURING PAST        OVERSEEN BY        DIRECTORSHIPS
      DATE OF BIRTH           WITH TRUST       LENGTH OF TIME SERVED         FIVE YEARS           TRUSTEE         HELD BY TRUSTEE
------------------------   ---------------   ------------------------   --------------------   -------------   ---------------------
JOHN R. GILES              Chief Financial   Shall serve at the         Senior Vice                 N/A                 N/A
1100 North Market Street   Officer, Vice     pleasure of the Board      President,
Wilmington, DE 19890       President and     and until successor is     Wilmington Trust
Date of Birth: 8/57        Treasurer         elected and qualified.     Company since 1996.
                                             Officer since December
                                             1999.

ERIC K. CHEUNG             Vice President    Shall serve at the         Vice President,             N/A                 N/A
1100 North Market Street                     pleasure of the Board      Wilmington Trust
Wilmington, DE 19890                         and until successor is     Company since 1986;
Date of Birth: 12/54                         elected and qualified.     and Vice President
                                             Officer since October      and Director, RSMC
                                             1998.                      since 2001.

JOSEPH M. FAHEY, JR.       Vice President    Shall serve at the         Vice President, RSMC        N/A                 N/A
1100 North Market Street                     pleasure of the Board      since 1992.
Wilmington, DE 19890                         and until successor is
Date of Birth: 1/57                          elected and qualified.
                                             Officer since November
                                             1999.

WILLIAM P. RICHARDS, JR.   Vice President    Shall serve at the         Managing Director,          N/A                 N/A
100 Wilshire Boulevard                       pleasure of the Board      Roxbury Capital
Suite 1000                                   and until successor is     Management LLC
Santa Monica, CA 90401                       elected and qualified.     (registered
Date of Birth: 11/36                         Officer since November     investment adviser)
                                             2004.                      since 1998.

                               EXECUTIVE OFFICERS

                                                                                                 NUMBER OF
                                                                              PRINCIPAL        FUNDS IN FUND
                             POSITION(S)                                    OCCUPATION(S)         COMPLEX              OTHER
    NAME, ADDRESS AND            HELD           TERM OF OFFICE AND           DURING PAST        OVERSEEN BY        DIRECTORSHIPS
      DATE OF BIRTH           WITH TRUST       LENGTH OF TIME SERVED         FIVE YEARS           TRUSTEE         HELD BY TRUSTEE
------------------------   ---------------   ------------------------   --------------------   -------------   ---------------------
ANNA M. BENCROWSKY         Chief             Shall serve at the         Chief Compliance            N/A                 N/A
1100 North Market Street   Compliance        pleasure of the Board      Officer, Rodney
Wilmington, DE 19890       Officer           and until successor is     Square Management
Date of Birth: 5/51                          elected and qualified;     Corporation since
                                             Officer since September    2004; Vice
                                             2004.                      President and Chief
                                                                        Compliance Officer,
                                                                        1838 Investment
                                                                        Advisors, LP from
                                                                        1998 to 2004; Vice
                                                                        President,
                                                                        Secretary, and
                                                                        Treasurer, 1838
                                                                        Investment Advisors
                                                                        Funds from 1995 to
                                                                        2004; Vice President
                                                                        and Secretary, 1838
                                                                        Bond-Debenture
                                                                        Trading Fund from
                                                                        1982 to 2004.

LEAH M. ANDERSON           Secretary         Shall serve at the         Officer, Wilmington         N/A                 N/A
1100 North Market Street                     pleasure of the Board      Trust Company since
Wilmington, DE 19890                         and until successor is     1998. Officer, RSMC
Date of Birth: 08/65                         elected and qualified.     since 1992
                                             Officer since October
                                             2002.

RESPONSIBILITIES OF THE BOARD AND ITS COMMITTEES. The basic responsibilities of the Trustees are to monitor the Trust's financial operations and performance, oversee the activities and legal compliance of the Trust's investment advisers and other major service providers, keep themselves informed, and exercise their business judgment in making decisions important to the Trust's proper functioning based on what the Trustees reasonably believe to be in the best interests of shareholders. The Board is comprised of nine individuals, two of whom are considered Interested Trustees. The remaining Trustees are Independent Trustees. The Board meets multiple times during the year (but at least quarterly) to review the investment performance of the Funds and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. The Board met ____ times during the fiscal year ended June 30, 2005. Currently, the Board has an Audit Committee, a Nominating and Governance Committee, and a Regulatory Oversight Committee. The responsibilities of each committee and its members are described below.

AUDIT COMMITTEE. The Audit Committee is comprised of Messrs. Giordano, Klein and Quindlen, each of which is an Independent Trustee. Mr. Giordano serves as the chairman of the Committee. Pursuant to its charter, the Audit Committee has the responsibility, among others, to

(1) select the Trust's independent auditors; (2) review and approve the scope of the independent auditors' audit activity; (3) review the financial statements which are the subject of the independent auditors' certifications; and (4) review with such independent auditors the adequacy of the Trust's basic accounting system and the effectiveness of the Trust's internal accounting controls. During the fiscal year ended June 30, 2005, there were ____ meetings of the Audit Committee.

NOMINATING AND GOVERNANCE COMMITTEE. The Nominating and Governance Committee is comprised of Messrs. Giordano, Quindlen and Sargent, each of which is an Independent Trustee. Mr. Sargent serves as chairman of the Committee. The Committee is responsible for formulating a statement of fund governance; assessing the size, structure and composition of the Board; determining trustee qualifications guidelines as well as compensation, insurance and indemnification of trustees; identifying Trustee candidates; oversight of Board self-evaluations; and identifying, from time to time, qualified candidates to serve as the Chief Compliance Officer for the Trust. During the fiscal year ended June 30, 2005, there was ____ meeting of the Committee. The Committee will consider nominee candidates recommended by shareholders. Shareholders who wish to recommend individuals for consideration by the Committee as nominee candidates may do so by submitting a written recommendation to the Secretary of the Trust at: 1100 North Market Street, 9th Floor, Wilmington, DE 19890. Submissions must include sufficient biographical information concerning the recommended individual, including age, at least ten years of employment history with employer names and a description of the employer's business, and a list of board memberships (if any). The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected. Recommendations must be received in a sufficient time, as determined by the Committee in its sole discretion, prior to the date proposed for the consideration of nominee candidates by the Board. Upon the written request of shareholders holding at least 10% of the Trust's shares in the aggregate, the Secretary shall present to any special meeting of shareholders such nominees for election as Trustees as specified in such written request.

REGULATORY OVERSIGHT COMMITTEE. The Regulatory Oversight Committee is comprised of Messrs. Arnold, Brucker, Moore and Sargent, each of which is an Independent Trustee. Mr. Moore serves as the chairman of the Committee. The Regulatory Oversight Committee (i) monitors the Board's compliance with its major specific responsibilities under the 1940 Act; (ii) receives information regarding proposed and newly adopted federal and state laws and regulations as they apply to the Trust, and provides oversight of investment advisers, other major service providers, and the Trust's Chief Compliance Officer ("CCO") regarding compliance with such laws and regulations as needed; (iii) provides oversight of the Trust's 12b-1 fees and shareholder service fees and the payment of such fees to various investment advisers, broker-dealers and financial intermediaries; (iv) provides oversight of the portfolio trade execution, brokerage commissions, soft dollar usage, and revenue sharing arrangements of the Trust's investment advisers, and make recommendations to the Board regarding such practices; (v) provides oversight of the Trust's valuation and pricing policies, procedures and practices and designated management valuation committee; (vi) provides oversight of exemptive order(s), if any, granted to the Trust by the SEC or pursuant to which the Trust is subject; (vii) provides oversight of the Trust, investment advisers, sub-advisers and principal underwriter's 17j-1 Codes of Ethics, including violations thereof, and makes recommendations to the Board regarding approval of such codes and material changes thereto; and (viii) monitors, in cooperation with the Nominating and Governance Committee, the CCO's performance. During the fiscal year ended June 30, 2005, there were ____ meetings of the Regulatory Oversight Committee.

SECURITY AND OTHER INTERESTS. The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in the Funds and in all registered investment companies overseen by the Trustee within the Fund Complex, as of December 31, 2004.

                                                               AGGREGATE DOLLAR RANGE
                                                              OF EQUITY SECURITIES IN
                                                             ALL REGISTERED INVESTMENT
                                                           COMPANIES OVERSEEN BY TRUSTEE
                       DOLLAR RANGE OF EQUITY SECURITIES        WITHIN THE FAMILY OF
NAME OF TRUSTEE                   IN EACH FUND                  INVESTMENT COMPANIES
---------------        ---------------------------------   -----------------------------
INTERESTED TRUSTEES
ROBERT J. CHRISTIAN

FRED FILOON

INDEPENDENT TRUSTEES
ROBERT ARNOLD

ERIC BRUCKER

NICHOLAS GIORDANO

LOUIS KLEIN, JR.

CLEMENT C. MOORE, II

JOHN J. QUINDLEN

MARK A. SARGENT

As of December 31, 2004, none of the Independent Trustees or their respective immediate family members (spouse or dependent children) owned beneficially or of record an interest in any of the investment advisers or the Distributor, or in any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or the Distributor.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT. The Trust has retained Roxbury Capital Management, LLC ("Roxbury") to manage the assets of the Funds pursuant to an investment advisory agreement (the "Investment Advisory Agreement") which has been approved by the Board of Trustees of the Trust. The Investment Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Boards of Trustees or by a majority of the outstanding voting securities of the Funds, as the case may be, and in either event, by a majority of the Independent Trustees casting votes in person at a meeting called for such purpose.

The Board's decision to approve the Investment Advisory Agreement reflects the exercise of its business judgment on whether to continue the existing arrangements. During its review of the Investment Advisory Agreement, the Board considered many factors, including: (1) the investment objectives and long-term performance, as well as recent changes in portfolio management and structure in light of the performance of the Funds; (2) the investment adviser's management philosophy, personnel and processes as well as the overall character of the firm in light of recent developments in the mutual fund industry; (3) the expectations of shareholders; (4) the state of competition in the mutual fund industry; (5) comparable fees in the mutual fund industry; (6) the range and quality of services provided to the Funds and their shareholders in addition to investment advisory services; and (7) the Funds' relationship to other portfolios of the Trust.

In assessing Roxbury's performance of its obligations, the Board also considered whether there has occurred a circumstance or event that would constitute a reason for it to not renew or approve the Investment Advisory Agreement, which it concluded there was not. In this regard, the Board was mindful of the potential disruption to the operations of the Funds and the risks or other effects that could occur as a result of a decision to terminate or not renew or approve the Investment Advisory Agreement. In particular, the Board recognized that most shareholders have invested in a Fund on the strength of Roxbury's reputation and in the expectation that Roxbury will have a continuing role in providing advisory services to each Fund.

The Board also considered the compensation and benefits, if any, received by Roxbury including a report on the compensation structure of Roxbury's portfolio managers. This includes fees received for services provided to the Funds by Roxbury and research services received by Roxbury from brokers that execute trades for each Fund, as well as advisory fees. The Board was aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser's compensation: (1) the nature and quality of the services provided by the investment adviser, including the performance of a Fund; (2) the investment adviser's cost of providing the services; (3) the extent to which the investment adviser may realize "economies of scale" as a Fund grows larger; (4) any indirect benefits that may accrue to the investment adviser and its affiliates as a result of the investment adviser's relationship with the Trust; (5) performance and expenses of comparable funds; and (6) the extent to which the Independent Trustees are fully informed about the facts bearing on the investment adviser's service and fee. The Board is aware of these factors and took them into account in its review of the Investment Advisory Agreement.

The Board considered these circumstances in light of its accumulated experience in governing the Trust and working with Roxbury on matters relating to the Trust, and was assisted by the advice of legal counsel. In this regard, the Board receives a significant amount of information about the Funds and Roxbury on an ongoing basis. Roxbury provides information at each regular meeting of the Board, and furnished additional reports in connection with the Board's formal review of the Investment Advisory Agreement. Thus, the Board's evaluation of the Investment Advisory Agreement is informed by reports concerning such matters as:
(1) the
investment adviser's investment philosophy, personnel and processes; (2) each Fund's short- and long-term performance (in absolute terms as well as in relationship to its particular investment program and certain competitor funds), and comments on the reasons for performance; (3) each Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to competing funds, with due regard for contractual or voluntary expense limitations); (4) the use and allocation of brokerage commissions derived from trading Fund securities; (5) the nature and extent of the advisory and other services provided to the Funds by the investment adviser and its affiliates; (6) compliance and audit reports concerning the Funds and the companies that service them; and (7) relevant developments in the mutual fund industry. The Board also considers the relationship of each Fund to the other portfolios of the Trust, the interdependence resulting from shareholders' asset allocation processes and the exchange privileges between other portfolios in the Trust.

Not all of the factors and considerations identified above are relevant to every Fund, nor does the Board consider any one of them to be determinative. The Board bases its decision to approve the Investment Advisory Agreement on all the relevant factors in light of its reasonable business judgment, and with a view to future long-term considerations.

The Investment Advisory Agreement may be terminated by the Trust or Roxbury on 60 days' written notice without penalty. The Investment Advisory Agreement will also terminate automatically in the event of its assignment as defined in the 1940 Act.

Additional information regarding the Investment Advisory Agreement and the fees paid to Roxbury may be found under the heading of "Investment Advisory and Other Services."

COMPENSATION. In addition to the fees below, the Trust reimburses its Independent Trustees for their related business expenses. The following table shows the fees paid during the fiscal year ended June 30, 2005 to the Independent Trustees for their service to the Trust and the total compensation paid to the Trustees by the Fund Complex.

                                                  PENSION OR                              TOTAL
                                                  RETIREMENT                          COMPENSATION
                             AGGREGATE         BENEFITS ACCRUED      ESTIMATED            FROM
                       COMPENSATION FROM THE   AS PART OF TRUST   ANNUAL BENEFITS     FUND COMPLEX
INDEPENDENT TRUSTEE            TRUST               EXPENSES       UPON RETIREMENT   PAID TO TRUSTEES
--------------------   ---------------------   ----------------   ---------------   ----------------
Robert H. Arnold              _______                None               None             _______
Dr. Eric Brucker              _______                None               None             _______
Nicholas Giordano             _______                None               None             _______
Louis Klein, Jr.              _______                None               None             _______
Clement C. Moore, II          _______                None               None             _______
John J. Quindlen              _______                None               None             _______
Mark A. Sargent               _______                None               None             _______

                                 CODE OF ETHICS

In accordance with Rule 17j-1 of the 1940 Act, the Trust, Roxbury and the Distributor have adopted Codes of Ethics. The Codes are intended to prohibit or restrict transactions that may be deemed to create a conflict of interest among Roxbury, the Distributor, or the Trust. Each Code identifies the specific employees, officers or other persons who are subject thereto and all are required to abide by the provisions thereunder. Persons covered under the Codes may engage in personal trading for their own accounts, including securities that may also be purchased or held or traded by a Fund under certain circumstances.

Under the Code of Ethics adopted by the Trust, personal trading is subject to specific restrictions, limitations, guidelines and other conditions. Under the Code of Ethics adopted by Roxbury, personal trading is subject to pre-clearance and other conditions set forth in its Code.

On an annual basis or whenever deemed necessary, the Board of Trustees reviews reports regarding the Codes of Ethics relative to the Trust, including information about any material violations of the Codes. The Codes are publicly available as exhibits to the Trust's registration statement filed with the SEC.

                                  PROXY VOTING

The Board of Trustees' has adopted proxy voting procedures, and thereunder delegated the responsibility for exercising the voting rights associated with the securities purchased and/or held by a Fund to Roxbury, subject to the Board's continuing oversight. In exercising its voting obligations, Roxbury is guided by general fiduciary principles. It must act prudently, solely in the interest of the Funds, and for the purpose of providing benefits to such Funds. Roxbury will consider the factors that could affect the value of a Fund's investment in its determination on a vote.

Roxbury has identified certain significant contributors to shareholder value with respect to a number of common or routine matters that are often the subject of proxy solicitations for shareholder meetings.

Roxbury's proxy voting procedures address these considerations and establish a framework for its consideration of a vote that would be appropriate for a Fund. In particular, the proxy voting procedures outline principles and factors to be considered in the exercise of voting authority for proposals addressing many common or routine matters.

Finally, Roxbury's proxy voting procedures establish a protocol for voting of proxies in cases in which it may have a potential conflict of interest arising from, among other things, a direct business relationship or financial interest in a company soliciting proxies. In such instances, Roxbury will submit a separate report to the Board of Trustees indicating the nature of the potential conflict of interest and how the determination of such vote was achieved. Roxbury's proxy voting policies and procedures are attached herewith as Appendix C.

Each Fund's proxy voting record as of June 30th is available (i) without charge, upon request, by calling 800-336-9970 and (ii) on the SEC's website at www.sec.gov.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Persons or organizations beneficially owning 25% or more of the outstanding shares of a Fund are presumed to "control" the Fund. As a result, those persons or organizations could have the ability to take action with respect to a Fund without the consent or approval of other shareholders. As of _________ __, 2005 officers and Trustees of the Trust owned individually and together less than 1% of the Fund's outstanding shares. As of _______ __, 2005, the name, address and percentage ownership of each entity that owned of record or beneficially 5% or more of the outstanding shares of any class of a Fund were as follows:

                          [TO BE PROVIDED BY AMENDMENT]

                     INVESTMENT ADVISORY AND OTHER SERVICES

                         ROXBURY CAPITAL MANAGEMENT, LLC

Roxbury Capital Management, LLC, 100 Wilshire Boulevard, Suite 1000, Santa Monica, California 90401, serves as the investment adviser to Mid Cap Fund, Small Cap Growth Fund and Micro Cap Fund. Roxbury provides investment advisory services to mutual funds and other institutional accounts, including corporations, union and pension accounts, foundations, and endowments as well as to individuals. Roxbury is registered as an investment adviser with the SEC. Wilmington Trust Corporation has a controlling interest in Roxbury.

Several affiliates of Roxbury are also engaged in the investment advisory business. Wilmington Trust FSB, a wholly owned subsidiary of Wilmington Trust Corporation, is a registered investment adviser. In addition, Wilmington Brokerage Services Company and Balentine & Company LLC, subsidiaries of Wilmington Trust, are registered investment advisers and broker-dealers. Cramer Rosenthal McGlynn, LLC ("CRM") is a registered investment adviser. Wilmington Trust Corporation has a controlling interest in CRM.

Under the Investment Advisory Agreement, Roxbury manages the assets of the Funds. Prior to July 1, 2005, shareholders of each Fund had approved a substantially identical agreement with Roxbury with respect to the management of each Funds' assets. That agreement was replaced by the Investment Advisory Agreement in connection with the reorganization of the Trust's and its portfolios' investment structure from a master-feeder structure to a traditional stand-alone mutual fund structure.

Pursuant to the Investment Advisory Agreement, Roxbury is entitled to receive the following annual investment advisory fees, paid monthly, as a percentage of average daily net assets:

                        ANNUAL FEE AS A PERCENTAGE
FUND                    OF AVERAGE DAILY NET ASSETS ("ASSETS")
----                    --------------------------------------
Mid Cap Fund            0.75% of the first $1 billion in assets;
                        0.70% of the next $1 billion in assets; and
                        0.65% of assets over $2 billion.

Small Cap Growth Fund   1.00% of the first $1 billion in assets;
                        0.95% of the next $1 billion in assets; and
                        0.90% of assets over $2 billion

Micro Cap Fund          1.50%

For the past three fiscal years, Roxbury received the following fees:

                        12 MONTHS   12 MONTHS   12 MONTHS
                          ENDED       ENDED       ENDED
FUND                     6/30/04     6/30/03     6/30/02
----                    ---------   ---------   ---------
Mid Cap Fund             $34,031     $ 3,641     $1,636
Small Cap Growth Fund    $525,397    $13,345       N/A
Micro Cap Fund             N/A         N/A         N/A

Roxbury has contractually agreed to waive a portion of its advisory fee or reimburse expenses to the extent total operating expenses exceed 1.30% with respect to the Institutional Shares of Mid Cap Fund, 1.55% with respect to the Class A Shares of Mid Cap Fund, and 1.80% with respect to the Investor Shares of Mid Cap Fund; 1.75% with respect to the Institutional Shares of Small Cap Growth Fund, and 2.00% with respect to the Investor Shares of Small Cap Growth Fund; and 2.25% with respect to the Institutional Shares of Micro Cap Fund, and 2.50% with respect to the Investor Shares of Micro Cap Fund. Unless the Board of Trustees approves its earlier termination, the undertaking with respect to Mid Cap Fund, Small Cap Growth Fund and Micro Cap Fund will remain in place until November 15, 2015, January 1, 2006, and December 31, 2007, respectively. For the past three fiscal years, Roxbury waived and reimbursed the following fees:

                        12 MONTHS   12 MONTHS   12 MONTHS
                          ENDED       ENDED       ENDED
FUND                     6/30/04     6/30/03     6/30/02
----                    ---------   ---------   ---------
Mid Cap Fund               $___        $___        $___
Small Cap Growth Fund      $___        $___        $___
Roxbury Micro Cap          N/A         N/A         N/A

ADVISORY SERVICES. Under the terms of the Investment Advisory Agreement, Roxbury agrees to: (a) direct the investments of each Fund, subject to and in accordance with the Fund's investment objective, policies and limitations set forth in the Prospectus and this SAI; (b) purchase and sell for each Fund, securities and other investments consistent with the Fund's objective and policies; (c) supply office facilities, equipment and personnel necessary for servicing the investments of the Funds; (d) pay the salaries of all personnel of the Funds and Roxbury performing services relating to research, statistical and investment activities on behalf of the Funds; (e) make available and provide such information as the Funds and/or their administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations; (f) make its officers and employees available to the Trustees and officers of the Trusts for consultation and discussion regarding the management of each Fund and its investment activities. Additionally, Roxbury agrees to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to a contract with a Fund. The Trust and/or Roxbury may at any time or times, upon approval by the Board of Trustees, enter into one or more sub-advisory agreements with a sub-adviser pursuant to which the adviser delegates any or all of its duties as listed.

The Investment Advisory Agreement provides that Roxbury shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement.

The salaries of any officers and the Interested Trustees of the Trust who are affiliated with Roxbury and the salaries of all personnel of Roxbury performing services for each Fund relating to research, statistical and investment activities are paid by Roxbury.

Each class of shares of the Funds pays its respective pro rata portion of the advisory fee payable by a Fund.

                     ADMINISTRATION AND ACCOUNTING SERVICES

Pursuant to Administration and Accounting Services Agreements dated October 1, 2004, PFPC Inc. performs certain administrative and accounting services for the Funds such as preparing shareholder reports, providing statistical and research data, assisting Roxbury and other investment advisers of the Trust in compliance monitoring activities, and preparing and filing federal and state tax returns on behalf of the Funds. In addition, PFPC prepares and files certain reports with the appropriate regulatory agencies and prepares certain materials required by the SEC or any state securities commission having jurisdiction over the Funds. The accounting services performed by PFPC include determining the net asset value per share of each Fund and maintaining records relating to the securities transactions of the Funds. From September 1, 2002 to October 1, 2004, RSMC, an affiliate of the Trust, provided administrative and accounting services and PFPC provided certain sub-administration services. Prior to September 1, 2002, PFPC provided administrative and accounting services to the Funds. Accordingly, the Trust paid administrative fees to RSMC and PFPC, whether as administrator or sub-administrator of $3,633,484, $2,552,225 and $2,996,143 for fiscal years ended June 30, 2004, 2003 and 2002, respectively.

Pursuant to Compliance, Support and Recordkeeping Services Agreements dated October 1, 2004, RSMC, an affiliate of the Trust, performs certain non-investment related statistical and research services, execution and administrative support services, recordkeeping services as well as certain other coordination and fund related preparatory services for the Funds. In consideration of the provision of these services, RSMC, an investment adviser to certain series of the Trust, receives an asset based fee of 0.006% of the Trust's average daily net assets.

                          ADDITIONAL SERVICE PROVIDERS

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. _______________ serves as the independent registered public accounting firm to the Trust providing services which include (1) auditing the annual financial statements for the Funds, (2) assistance and consultation in connection with SEC filings and (3) review of the annual federal income tax returns filed on behalf of each Fund. _________________ is located at ________________________________.

LEGAL COUNSEL. Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103, serves as counsel to the Trust.

CUSTODIAN. Wilmington Trust Company, 1100 North Market Street, Wilmington DE 19890, serves as the Custodian. The Custodian's services include, in addition to the custody of all cash and securities owned by the Trust, the maintenance of custody accounts in the Custodian's trust department, the segregation of all certificated securities owned by the Trust, the appointment of authorized agents as sub-custodians, disbursement of funds from the custody accounts of the Trust, releasing and delivering securities from the custody accounts of the Trust, maintaining records with respect to such custody accounts, delivering to the Trust a daily and monthly statement with respect to such custody accounts, and causing proxies to be executed. Wilmington Trust Company receives a fee for its services based on the average daily net assets of the Trust and has appointed PFPC Trust Company as Sub-Custodian of the Trust.

TRANSFER AGENT. PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the Transfer Agent and Dividend Paying Agent.

                   DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN

The Distributor is currently located at 760 Moore Road, King of Prussia, PA 19406. The Distributor serves as the underwriter of the Funds' shares pursuant to a Distribution Agreement with the Trust. Pursuant to the terms of the Distribution Agreement, the Distributor is granted the right to sell the shares of the Funds as agent for the Trust. Shares of the Funds are offered continuously.

Under the terms of the Distribution Agreement, the Distributor agrees to use efforts deemed appropriate by the Distributor to solicit orders for the sale of shares of the Funds and will undertake such advertising and promotions as it believes reasonable in connection with such solicitation. To the extent that the Distributor receives fees under the Funds' Plans of Distribution, including the Funds' Investor Shares Distribution Plan (the "Investor Shares Plan") and the Roxbury Mid Cap Fund's Class B Shares and Class C Shares Amended and Restated Distribution Plans (the "B Shares Plan" and "C Shares Plan," respectively), each as adopted pursuant to Rule 12b-1 under the 1940 Act (collectively, the "12b-1 Plans"), the Distributor will furnish or enter into arrangement with others for the furnishing of marketing or sales services with respect to the shares of the Funds as may be required pursuant to such plans. Moreover, to the extent that the Distributor receives shareholders service fees under any shareholder services plan adopted by the Funds, the Distributor will furnish or enter into arrangements with others for the furnishing of personal or account maintenance services with respect to the relevant shareholders of the Funds as may be required pursuant to such plan. The Distributor receives no underwriting commissions or Rule 12b-1 fees in connection with the sale of the Institutional Shares or Class A Shares.

The Distribution Agreement became effective as of January 1, 2004 and continues in effect for a period of two years. Thereafter, the agreement may continue in effect for successive annual periods provided such continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Distribution Agreement provides that the Distributor, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreements, will not be liable to the Funds or their shareholders for losses arising in connection with the sale of Fund shares.

The Distribution Agreement terminates automatically in the event of an assignment. The Distribution Agreement is also terminable without payment of any penalty with respect to any Fund (i) (by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of any Rule 12b-1 Plan of the Funds or any agreements related to a 12b-1 Plan, or by vote of a majority of the outstanding voting securities of the applicable Fund) on sixty (60) days' written notice to the Distributor; or (ii) by the Distributor on sixty (60) days' written notice to the Fund.

The Distributor will be compensated for distribution services according to the 12b-1 Plans, regardless of the Distributor's expenses. The 12b-1 Plans provide that the Distributor will be paid for distribution activities such as public relations services, telephone services, sales presentations, media charges, preparation, printing and mailing advertising and sales literature, data processing necessary to support a distribution effort and printing and mailing of prospectuses to prospective shareholders. Additionally, the Distributor may pay certain financial institutions such as banks or broker-dealers who have entered into servicing agreements with the Distributor and other financial institutions for distribution and shareholder servicing activities.

The Investor Shares Plan provides that payment shall be made for any month only to the extent that such payment does not exceed (i) 0.25% on an annualized basis of the Investor Shares of each Fund's average net assets; and (ii) limitations set from time to time by the Board of Trustees. The Class B Plan provides that monthly payments shall be made in the amount of 0.75% per annum of the Class B shares' average net assets as compensation for the Distributor's role in the distribution of Class B shares. The Class C Plan provides that monthly payments shall be made in the amount of 0.75% per annum of the average daily net assets to the Class C shares (or such lesser amount as may be established by a majority of the Board of Trustees, including a majority of the Independent Trustees) as compensation for the Distributor's role in the distribution of Class C shares.

For the fiscal year ended June 30, 2004, the Funds paid no 12b-1 fees to the Distributor with respect to broker-dealer compensation.

Under the 12b-1 Plans, if any payments made by the adviser out of its advisory fee, not to exceed the amount of that fee, to any third parties (including banks), including payments for shareholder servicing and transfer agent functions, were deemed to be indirect financing by the Funds of the distribution of their shares, such payments are authorized. The Series may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the 12b-1 Plans. No preference for instruments issued by such depository institutions is shown in the selection of investments.

When purchasing Class A Shares, a sales charge will be incurred at the time of purchase (a "front-end load") based on the dollar amount of the purchase. The maximum initial sales charge is 5.50%, which is reduced for purchases of $50,000 and more. Sales charges also may be reduced by using the accumulation privilege described under "Sales Charge Reductions and

Waiver" in the prospectus. Although purchases of $1,000,000 or more may not be subject to an initial sales charge, if the initial sales charge is waived, such purchases may be subject to a contingent deferred sales charge (CDSC) of 1.00% if the shares are redeemed within one year after purchase.

Part of the front-end sales charge is paid directly to the selling broker-dealer (the "dealer reallowance"). The remainder is retained by the Distributor and may be used either to promote the sale of Class A Shares or to compensate the Distributor for its efforts to sell Class A Shares.

                                                                         DEALER
                                                                       REALLOWANCE
                                  AS A                 AS A               AS A
                               PERCENTAGE           PERCENTAGE        PERCENTAGE OF
     YOUR INVESTMENT        OF OFFERING PRICE   OF YOUR INVESTMENT   OFFERING PRICE
     ---------------        -----------------   ------------------   --------------
$50,000 and less                  5.50%                5.82%              5.00%
$50,000 up to $150,000            5.00%                5.26%              4.50%
$150,000 up to $250,000           4.50%                4.71%              4.00%
$250,000 up to $500,000           3.50%                3.63%              3.00%
$500,000 up to $1,000,000         3.00%                3.09%              2.75%
Over $1,000,000                   0.00%                0.00%              0.00%

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. Roxbury places all portfolio transactions on behalf of each Fund, selects broker-dealers for such transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. Debt securities purchased and sold by Fund are generally traded on the dealer market on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with a Fund) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter. When buying or selling securities, a Fund may pay commissions to brokers who are affiliated with the investment adviser, a sub-adviser or the Fund. During the fiscal years ended June 30, 2004, 2003 and 2002, each Fund paid the following brokerage commissions:

                        12 MONTHS   12 MONTHS   12 MONTHS
                          ENDED       ENDED       ENDED
FUND                     6/30/04     6/30/03     6/30/02
----                    ---------   ---------   ---------
Mid Cap Series Fund      $19,208     $ 2,249     $1,281
Small Cap Growth Fund    $543,161    $32,811*      N/A
Micro Cap Fund             N/A         N/A         N/A

----------
*    Not annualized.

The variation in brokerage commissions paid by Mid Cap Fund and Small Cap Growth Fund for the fiscal year ended June 30, 2004, as compared to the prior fiscal year, was due to a significant fluctuation in assets and a volatile market, which in effect resulted in an increase in transactions on which commissions were paid.

BROKERAGE SELECTION. The primary objective of Roxbury in placing orders on behalf of the Funds for the purchase and sale of securities is to obtain best execution at the most favorable prices through responsible brokers or dealers and, where the spread or commission rates are negotiable, at competitive rates. In selecting and monitoring a broker or dealer, Roxbury considers, among other things: (i) the price of the securities to be purchased or sold; (ii) the rate of the spread or commission; (iii) the size and difficulty of the order; (iv) the nature and character of the spread or commission for the securities to be purchased or sold; (v) the reliability, integrity, financial condition, general execution and operational capability of the broker or dealer; and (vi) the quality of any research or statistical services provided by the broker or dealer to the Funds or to Roxbury.

Section 28(e) of the Securities Exchange Act of 1934 provides that an investment adviser, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e), an investment adviser is required to make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or the investment adviser's overall responsibilities with respect to accounts as to which it exercises investment discretion." The services provided by the broker also must lawfully or appropriately assist the investment adviser in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a Fund may pay a higher broker commission than those available from another broker.

Research services received from broker-dealers supplement an adviser's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information with respect to the performance, investment activities, and fees and expenses of other mutual funds.

Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communications of trade information, the providing of custody services, as well as the providing of equipment used to communicate research information and the providing of specialized consultations with an investment adviser's personnel with respect to computerized systems and data furnished to the investment adviser as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information. The outside research assistance is useful to an adviser since the broker-dealers used by the advisers tend to follow a broad universe of securities and the research provided by such broker-dealers may provide an adviser with a diverse perspective on financial markets. Research services provided to an adviser by broker-dealers are available for the benefit of all accounts managed or advised by such investment adviser or by its affiliates. An investment advisers cannot readily determine the extent to which spreads or commission rates or net prices charged by brokers or dealers reflect the value of their research, analysis, advice and similar services.

During the fiscal year ended June 30, 2004, each Fund directed transactions and paid brokerage commissions because of research services provided in the following amounts:

                                 12 MONTHS ENDED 6/30/04
                        ----------------------------------------
FUND                    COMMISSIONS PAID   TRANSACTIONS DIRECTED
----                    ----------------   ---------------------
Mid Cap Fund                 $ 8,461            $ 6,184,642
Small Cap Growth Fund        $61,439            $29,303,960
Micro Cap Fund                   N/A                    N/A

ALLOCATION OF PORTFOLIO TRANSACTIONS. Some of Roxbury's other clients have investment objectives and programs similar to that of the Funds. Occasionally, recommendations made to other clients may result in their purchasing or selling securities simultaneously with a Fund. Consequently, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the policy of Roxbury not to favor one client over another in making recommendations or in placing orders. In the event of a simultaneous transaction, purchases or sales are averaged as to price, transaction costs are allocated between a Fund and other clients participating in the transaction on a pro rata basis and purchases and sales are normally allocated between such Fund and the other clients as to amount according to a formula determined prior to the execution of such transactions.

                       CAPITAL STOCK AND OTHER SECURITIES

The Funds issues five separate classes of shares -- Institutional and Investor Shares, Class A, Class B, and Class C Shares for the Mid Cap Fund, and Institutional and Investor classes for the other Funds. The shares of each Fund, when issued and paid for in accordance with the prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

The separate classes of shares each represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that
(i) Investor Shares, Class B Shares and Class C Shares pay Rule 12b-1 distribution expenses (and have exclusive voting rights with respect to the Rule 12b-1 Plan pursuant to which the distribution fee may be paid). The net income attributable to Investor Shares, Class B Shares and Class C Shares and the dividends payable on such shares will be reduced by the amount of any shareholder service or Rule 12b-1 distribution fees; accordingly, the net asset value of the Investor Shares, Class B Shares and Class C Shares will be reduced by such amount to the extent the Funds have undistributed net income.

Shares of a Fund entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable. Each Fund and class take separate votes on matters affecting only that Fund or class. For example, a change in the fundamental investment policies for a Fund would be voted upon only by shareholders of that Fund.

The Funds do not hold annual meetings of shareholders. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of a Fund's outstanding shares.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE OF SHARES. Information regarding the purchase of shares is discussed in the "Purchase of Shares" section of the prospectus. Additional methods to purchase shares are as follows:

Individual Retirement Accounts: You may purchase shares of the Funds for a tax-deferred retirement plan such as an individual retirement account ("IRA"). To order an application for an IRA and a brochure describing a Fund IRA, call the transfer agent at (800) 336-9970. PFPC Trust Company, as custodian for each IRA account receives an annual fee of $10 per account, paid directly to PFPC Trust Company by the IRA shareholder. If the fee is not paid by the due date, the appropriate number of Fund shares owned by the IRA will be redeemed automatically as payment.

Automatic Investment Plan: You may purchase Fund shares through an Automatic Investment Plan ("AIP"). Under the AIP, the transfer agent, at regular intervals, will automatically debit your bank checking account in an amount of $50 or more (after the $2,000 minimum initial investment for Investor Shares and Class A, B and C Shares, and $100,000 minimum for Institutional Shares). You may elect to invest the specified amount monthly, bimonthly, quarterly, semiannually or annually. The purchase of Fund shares will be effected at their offering price at the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern time), on or about the 20th day of the month. For an application for the Automatic Investment Plan, check the appropriate box of the application or call the transfer agent at (800) 336-9970.

Payroll Investment Plan: The Payroll Investment Plan ("PIP") permits you to make regularly scheduled purchases of Fund shares through payroll deductions. To open a PIP account, you must submit a completed account application, payroll deduction form and the minimum initial deposit to your employer's payroll department. Then, a portion of your paychecks will automatically be transferred to your PIP account for as long as you wish to participate in the plan. It is the sole responsibility of your employer, not the Fund, the Distributor, the investment advisers or the transfer agent, to arrange for transactions under the PIP. The Fund reserves the right to vary its minimum purchase requirements for employees participating in a PIP.

REDEMPTION OF SHARES. Information regarding the redemption of shares is discussed in the "Redemption of Shares" section of the prospectus. Additional methods to redeem shares are as follows:

By Wire: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Fund account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the bank account that you have designated to receive amounts redeemed at any time. Any request to change the bank account designated to receive redemption proceeds should be accompanied by a guarantee of the shareholder's signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the bank account is registered. Further documentation will be required to change the designated bank account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares.

Systematic Withdrawal Plan: If you own shares of a Fund with a value of $10,000 or more you may participate in the Systematic Withdrawal Plan ("SWP"). Under the SWP, you may automatically redeem a portion of your account monthly, bimonthly, quarterly, semiannually or annually. The minimum withdrawal available is $100. The redemption of Fund shares will be effected at the NAV determined on or about the 25th day of the month. This service is generally not available for Wilmington Trust's trust accounts or certain Service Organizations, because a similar service is provided through those organizations.

Additional Information Regarding Redemptions: If shares to be redeemed represent a recent investment made by check, the Funds reserve the right not to make the redemption proceeds available until it has reasonable grounds to believe that the check has been collected (which could take up to 10 days).

To ensure proper authorization before redeeming Fund shares, the transfer agent may require additional documents such as, but not restricted to, stock powers, trust instruments, death certificates, appointments as fiduciary, certificates of corporate authority and waivers of tax required in some states when settling estates.

When shares are held in the name of a corporation, other organization, trust, fiduciary or other institutional investor, the transfer agent requires, in addition to the stock power, certified evidence of authority to sign the necessary instruments of transfer. These procedures are for the protection of shareholders and should be followed to ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within 7 days of acceptance of shares tendered for redemption. Delay may result if the purchase check has not yet cleared, but the delay will be no longer than required to verify that the purchase check has cleared, and the Funds will act as quickly as possible to minimize delay.

The value of shares redeemed may be more or less than the shareholder's cost, depending on the net asset value at the time of redemption. Redemption of shares may result in tax consequences (gain or loss) to the shareholder, and the proceeds of a redemption may be subject to backup withholding.

A shareholder's right to redeem shares and to receive payment therefore may be suspended when (a) the Exchange is closed, other than customary weekend and holiday closings, (b) trading on the Exchange is restricted, (c) an emergency exists as a result of which it is not reasonably practicable to dispose of a Fund's securities or to determine the value of a Fund's net assets, or (d) ordered by a governmental body having jurisdiction over a Fund for the protection of the Fund's shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether a condition described in (b), (c) or (d) exists. In case of such suspension, shareholders of the affected Fund may withdraw their requests for redemption or may receive payment based on the net asset value of the Fund next determined after the suspension is lifted.

Each Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part with readily marketable securities (redemption "in-kind") chosen by the Fund and valued in the same way as they would be valued for purposes of computing the net asset value of the applicable Fund. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the applicable Fund for any one shareholder during any 90-day period. This election is irrevocable unless the SEC permits its withdrawal.

PRICING OF SHARES. The net asset value per share of each Fund is determined by dividing the value of the Fund's net assets by the total number of Fund shares outstanding. This determination is made by PFPC, as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) each day the Funds are open for business. The Funds are open for business on days when the Exchange, and PFPC are open for business.

In valuing a Fund's assets, a security listed on the Exchange (and not subject to restrictions against sale by the Fund on the Exchange) will be valued at its last sale price on the Exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers' National Market System, for which there have been sales of such securities on such day, shall be valued at the last sale price reported on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the NASDAQ Stock Market System, but not listed on the National Market System, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market System and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) will be valued at fair value as determined in good faith under the direction of the Board of Trustees although the actual calculation may be done by others. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost.

                                    DIVIDENDS

Dividends, if any, from the Funds' net investment income and distributions of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss), realized by each Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders annually.

                              TAXATION OF THE FUNDS

GENERAL. Each Fund is treated as a separate corporation for federal income tax purposes. Each Fund intends to qualify to be classified under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") as a "regulated investment company" ("RIC"). To qualify or continue to qualify for treatment as a RIC under the Code, a Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income (generally dividends (without regard to the dividends received distribution), interest, net short-term capital gain and net gains from certain foreign currency transactions) and at least 90% of its net income from tax-exempt obligations (the "Distribution Requirement") as well as meet several additional requirements. These requirements include, among others, the following: (1) each Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to its business of investing in such stock securities or those currencies; (2) at the close of each quarter of each Fund's taxable year, at least 50% of the value of its total assets must be represented by cash, cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of each Fund's total assets and that does not represent more than 10% of such issuer's outstanding voting securities; and (3) at the close of each quarter of each Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of any two or more issuers that a Fund controls and which are determined to be in the same trade or business or similar or related trades or businesses.

To the extent a Fund qualifies for treatment as a RIC, the Fund will not be subject to federal income tax on ordinary income and net capital gains paid to shareholders in the form of dividends or capital gain distributions. Each Fund has elected to be treated as a RIC under the Code and intends to qualify as such for each future year.

If a Fund failed to qualify for treatment as a RIC in any taxable year, it would be subject to federal income tax on its taxable income at corporate income tax rates without reduction for distributions paid to shareholders and all distributions from earnings and profits, including any distributions from net capital gain (the excess of net long-term capital gain over net short-term capital loss), would be taxable to its shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before qualifying again for RIC treatment.

Each Fund will be subject to a nondeductible 4% excise tax (the "Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all (at least 98%) of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Each Fund's gains or losses on sales of securities will be long-term capital gains or losses if the securities have been held by a Fund for more than twelve months and short-term capital gains or losses if not so held. Each Fund will be taxed on the amount of its undistributed net capital gain over the amount of its deduction for dividends paid, determined with reference to capital gain dividends only. Each Fund is permitted to elect to include all or a portion of such undistributed net capital gain in the income of its shareholders on the last day of its taxable year. In such case the shareholder is given credit for the tax that the RIC paid and is entitled to increase its basis by the difference between the amount of includable gain and tax deemed paid. Currently, an individual's maximum tax rate on long-term capital gains is 15%. A capital gain dividend is treated by the shareholders as a long-term capital gain regardless of how long the investor has owned shares in a Fund and is not eligible for the dividend received deduction for corporate shareholders. If a Fund invests in any instruments that generate taxable income, under the circumstances described in the prospectus, distributions of the investment company income will be taxable to its shareholders as ordinary income to the extent of its earnings and profits, whether paid in cash or reinvested in additional shares. If such distribution to its shareholders is in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution will be treated by each shareholder as a return of capital to the extent of the shareholder's tax basis and thereafter as capital gain. If a Fund realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders and treated as a capital gain. If a Fund invests in equity investments and the Fund makes distributions, the portion designated as qualified dividend income will be taxed at the same rate as long-term capital gains through 2008.

Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if they are paid by the Fund during the following January. Accordingly, such distributions will be taxed to the shareholders for the year in which that December 31 falls, regardless of whether it is paid in January of the following year.

Investors should be aware that if Fund shares are purchased shortly before the record date for any dividend (other than an exempt-interest dividend) or capital gain distribution, the shareholder will pay full price for the shares and will receive some portion of the price back as a taxable distribution.

Upon a sale, exchange (whether or not for shares of another fund) or redemption of a shareholder's shares, the shareholder will realize taxable gain or loss depending upon such shareholder's basis in the shares. The gain or loss will be long-term capital gain or loss if the shares have been held for more than one year and short-term capital gain or loss if held for one year or less. Any loss realized on a sale or redemption of shares will be disallowed to the extent the shares are purchased within a period of 61 days, beginning 30 days before and ending 30 days after the shares are bought or sold. Any loss realized by a shareholder on the redemption or sale of shares held by the shareholder for six months or less will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions (or undistributed capital gain) to that shareholder with respect to those shares and are disallowed to the extent of any distributions of exempt-interest dividends received with respect to such shares. Capital losses are deductible only against capital gains except for individuals, who may deduct up to $3,000 against any income.

It is anticipated that all or a portion of the dividends from the net investment income of each Fund will qualify for the dividends-received deduction allowed to corporations. Corporate shareholders of a Fund are generally entitled to take the dividends received deduction with respect to all or a portion of the ordinary income dividends paid, to the extent of a Fund's qualifying dividend income. The qualifying portion may not exceed the aggregate dividends received by a Fund from taxable U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax ("AMT"). Moreover, the dividends-received deduction will be reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed and will be eliminated if those shares are deemed to have been held for less than 46 days. Distributions of net short-term capital gain and net capital gain are not eligible for the dividends-received deduction. Individual shareholders who received qualified dividend income will be taxed on such qualified dividend income at long-term capital gain rates. Qualified dividend income generally means dividend income received (1) from a domestic corporation or (2) from certain foreign corporations in limited instances.

Each Fund will inform shareholders within 60 days after their fiscal year-end of the percentage of its dividends designated as (i) qualifying for the dividends received deduction and (ii) qualified dividend income taxable as net capital gain.

FOREIGN SECURITIES. Dividends and interest received, and gains realized, by a Fund may be subject to income, withholding or other taxes imposed by foreign countries or U.S. possessions (collectively, "foreign taxes") that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. It is impossible to determine the rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.

If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to benefit from any foreign tax credit or deduction that is available with respect to foreign taxes paid by a Fund. If the election is made, a Fund will treat those taxes as dividends paid to its shareholders and each shareholder (1) will be required to include in gross income, and treat as paid by the shareholder, a proportionate share of those taxes, (2) will be required to treat such proportionate share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources and (3) may either deduct the taxes deemed paid by the shareholder in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. Each Fund will report to its shareholders within 60 days after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions, as well as the amount of foreign taxes that are not allocable as a credit, if it makes this election. If a Fund makes this election, individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes all of which is included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

Each Fund may invest in the stock of passive foreign investment companies ("PFICs"). A PFIC is a foreign corporation - other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which a Fund is a U.S. shareholder -- that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Fund acquires stock in a PFIC and holds the stock beyond the end of the year of acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. In general, an excess distribution is the excess (if any) of (i) the amount of distributions received by a PFIC stockholder during the taxable year; over (ii) 125% of the average amount received during the preceding three years (or, if shorter, the holding period). The balance of the PFIC income will be included in a Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.

If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund by the QEF; those amounts most likely would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. It may be very difficult, if not impossible, to make this election because of certain requirements thereof.

Each Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over a Fund's adjusted basis therein as of the end of each year. Pursuant to the election, a Fund also will be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Fund for prior taxable years. A Fund's adjusted basis in each PFIC's stock subject to the election will be adjusted to reflect the amounts of income included and deductions taken thereunder. Under the PFIC rules, mark to market gains are treated as an excess distribution (as ordinary income). Any mark to market gain may have to be distributed by a Fund (even though no cash is received) to satisfy the Distribution Requirement and avoid imposition of the Excise Tax.

HEDGING TRANSACTIONS. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations) and gains from options, futures and foreign currency contracts derived by a Fund with respect to its business of investing in securities qualify as permissible income under the source of income requirement. The complex tax rules affecting hedging strategies may affect the character, amount and timing of distributions to shareholders and may cause a Fund to satisfy the Distribution Requirement even though no cash was received for the income event.

SHORT SALES. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in a Fund's hands. Except in certain situations, special rules would generally treat the gains on short sales as short-term capital gains and would terminate the running of the holding period of "substantially identical property" held by a Fund. Moreover, a loss on a short sale will be treated as a long-term loss if, on the date of the short sale, "substantially identical property" held by a Fund has a long-term holding period.

STRADDLES. Code Section 1092 (dealing with straddles) also may affect the taxation of options, futures and forward contracts in which a Fund may invest.
Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options, futures and forward contracts are personal property. Under Section 1092, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle.
Section 1092 also provides certain "wash sale" rules (described above), which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles, which would defer the loss. If a Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made.

CONSTRUCTIVE SALE. If a Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, a Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by a Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

BACKUP WITHHOLDING. Each Fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury, the withheld amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to "backup withholding;" or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is no an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Each Fund will provide an information return to shareholders describing the federal tax status of the dividends paid by the Fund during the preceding year within 60 days after the end of each year as required by present tax law. Individual shareholders will receive Form 1099-DIV and Form 1099-B as required by present tax law during January of each year. If a Fund makes a distribution after the close of its fiscal year, which is attributable to income or gains earned in such earlier fiscal year, then the Fund shall send a notice to its shareholders describing the amount and character of such distribution within 60 days after the close of the year in which the distribution is made. Shareholders should consult their tax advisers concerning the state or local taxation of such dividends, and the federal, state and local taxation of capital gains distributions.

The foregoing federal tax discussion is a general summary included for general informational purposes only and is not to be relied upon as tax advice. Each shareholder is advised to consult his/her own tax advisor with respect to the specific tax consequences of an investment in a Fund, including the effect and applicability of state, local, foreign and other tax laws and the possible effects of changes in federal or other tax laws.

This summary does not address any potential foreign, state or local tax consequences of an investment in a Fund. Shareholders may be subject to state and local taxes on distributions from a Fund in addition to federal income tax. Shareholders are urged to consult their tax advisors regarding specific questions relating to federal, state and local taxes.

                              FINANCIAL STATEMENTS

Audited financial statements and financial highlights of the Funds for the fiscal year ended June 30, 2004, are set forth in the Annual Report to shareholders, including the notes thereto and the report of ____________ thereon. Unaudited financial statements and financial highlights of these Funds for the period ended December 31, 2004 are set forth in the Semi-Annual Report to shareholders, including the notes thereto. The Annual and Semi-Annual Reports are incorporated herein by reference.

                                   APPENDIX A

            OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES

REGULATION OF THE USE OF OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. As discussed in the prospectus, in managing a Fund, the adviser may engage in certain options, futures and forward currency contract strategies for certain bona fide hedging, risk management or other portfolio management purposes. Certain special characteristics of and risks associated with using these strategies are discussed below. Use of options, futures and forward currency contracts is subject to applicable regulations and/or interpretations of the SEC and the several options and futures exchanges upon which these instruments may be traded. The Board of Trustees has adopted investment guidelines (described below) reflecting these regulations.

In addition to the products, strategies and risks described below and in the prospectus, the adviser expects to discover additional opportunities in connection with options, futures and forward currency contracts. These new opportunities may become available as new techniques develop, as regulatory authorities broaden the range of permitted transactions and as new options, futures and forward currency contracts are developed. These opportunities may be utilized to the extent they are consistent with each Fund's investment objective and limitations and permitted by applicable regulatory authorities. The registration statement for the Funds will be supplemented to the extent that new products and strategies involve materially different risks than those described below and in the prospectus.

COVER REQUIREMENTS. The Funds will not use leverage in their options and futures. Accordingly, the Funds will comply with guidelines established by the SEC with respect to coverage of these strategies by either (1) earmarking or setting aside cash or liquid, unencumbered, daily marked-to-market securities in one or more segregated accounts with the custodian in the prescribed amount; or
(2) holding securities or other options or futures contracts whose values are expected to offset ("cover") their obligations thereunder. Securities, currencies, or other options or futures contracts used for cover cannot be sold or closed out while these strategies are outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover involving a large percentage of a Fund's assets could impede portfolio management, or Fund's ability to meet redemption requests or other current obligations.

OPTIONS STRATEGIES. A Fund may purchase and write (sell) only those options on securities and securities indices that are traded on U.S. exchanges. Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange, on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction.

Each Fund may purchase call options on securities in which it is authorized to invest in order to fix the cost of a future purchase. Call options also may be used as a means of enhancing returns by, for example, participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to a Fund to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and a Fund either sells or exercises the option, any profit eventually realized would be reduced by the premium paid.

Each Fund may purchase put options on securities that it holds in order to hedge against a decline in the market value of the securities held or to enhance return. The put option enables a Fund to sell the underlying security at the predetermined exercise price; thus, the potential for loss to a Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit a Fund realizes on the sale of the security is reduced by the premium paid for the put option less any amount for which the put option may be sold.

Each Fund may on certain occasions wish to hedge against a decline in the market value of securities that it holds at a time when put options on those particular securities are not available for purchase. At those times, a Fund may purchase a put option on other carefully selected securities in which it is authorized to invest, the values of which historically have a high degree of positive correlation to the value of the securities actually held. If the adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the securities being hedged. However, the correlation between the two values may not be as close in these transactions as in transactions in which a Fund purchases a put option on a security that it holds. If the value of the securities underlying the put option falls below the value of the portfolio securities, the put option may not provide complete protection against a decline in the value of the portfolio securities.

Each Fund may write covered call options on securities in which it is authorized to invest for hedging purposes or to increase return in the form of premiums received from the purchasers of the options. A call option gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the exercise price during the option period. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by a Fund declines, the amount of the decline will be offset wholly or in part by the amount of the premium received by a Fund. If, however, there is an increase in the market price of the underlying security and the option is exercised, a Fund will be obligated to sell the security at less than its market value.

Each Fund may also write covered put options on securities in which it is authorized to invest. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. If the put option is not exercised, a Fund will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying securities would decline below the exercise price less the premiums received, in which case a Fund would expect to suffer a loss.

Each Fund may purchase put and call options and write covered put and call options on indices in much the same manner as the more traditional options discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. An index assigns values to the securities included in the index and fluctuates with changes in such values. Settlements of index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of an index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities in which a Fund invests. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the composition of indices on which options are purchased or written.

Each Fund may purchase and write covered straddles on securities or indices. A long straddle is a combination of a call and a put purchased on the same security where the exercise price of the put is less than or equal to the exercise price on the call. A Fund would enter into a long straddle when the adviser believes that it is likely that prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and a put written on the same security where the exercise price on the put is less than or equal to the exercise price of the call where the same issue of the security is considered "cover" for both the put and the call. A Fund would enter into a short straddle when the adviser believes that it is unlikely that prices will be as volatile during the term of the options as is implied by the option pricing. In such case, a Fund will earmark or segregate cash and/or liquid, unencumbered securities in an account with its custodian equivalent in value to the amount, if any, by which the put is "in-the-money," that is, that amount by which the exercise price of the put exceeds the current market value of the underlying security. Because straddles involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Each Fund may purchase put and call warrants with values that vary depending on the change in the value of one or more specified indices ("index warrants"). An index warrant is usually issued by a bank or other financial institution and gives a Fund the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer of the warrant based on the value of the underlying index at the time of exercise. In general, if a Fund holds a call warrant and the value of the underlying index rises above the exercise price of the warrant, a Fund will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if a Fund holds a put warrant and the value of the underlying index falls, a Fund will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. A Fund holding a call warrant would not be entitled to any payments from the issuer at any time when the exercise price is greater than the value of the underlying index; a Fund holding a put warrant would not be entitled to any payments when the exercise price is less than the value of the underlying index. If a Fund does not exercise an index warrant prior to its expiration, then a Fund loses the amount of the purchase price that it paid for the warrant.

Each Fund will normally use index warrants as it may use index options. The risks of a Fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit a Fund's ability to exercise the warrants at any time or in any quantity.

OPTIONS GUIDELINES. In view of the risks involved in using the options strategies described above, each Fund has adopted the following investment guidelines to govern its use of such strategies; these guidelines may be modified by the Board of Trustees without shareholder approval:

     1. Each Fund will write only covered options, and each such option will remain covered so long as a Fund is obligated thereby; and

     2. No Fund will write options (whether on securities or securities indices) if aggregate exercise prices of previous written outstanding options, together with the value of assets used to cover all outstanding positions, would exceed 25% of its total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. If a Fund wishes to terminate its obligation to purchase or sell securities under a put or a call option it has written, a Fund may purchase a put or a call option of the same series (that is, an option identical in its terms to the option previously written). This is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities under a call or put option it has purchased, a Fund may sell an option of the same series as the option held. This is known as a closing sale transaction. Closing transactions essentially permit a Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. If a Fund is unable to effect a closing purchase transaction with respect to options it has acquired, a Fund will have to allow the options to expire without recovering all or a portion of the option premiums paid. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, a Fund will not be able to sell the underlying securities or dispose of assets used as cover until the options expire or are exercised, and a Fund may experience material losses due to losses on the option transaction itself and in the covering securities.

In considering the use of options to enhance returns or for hedging purposes, particular note should be taken of the following:

     1. The value of an option position will reflect, among other things, the current market price of the underlying security or index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, and general market conditions. For this reason, the successful use of options depends upon the adviser's ability to forecast the direction of price fluctuations in the underlying securities markets or, in the case of index options, fluctuations in the market sector represented by the selected index.

     2. Options normally have expiration dates of up to three years. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. The exercise price of the options may be below, equal to or above the current market value of the underlying security or index. Purchased options that expire unexercised have no value. Unless an option purchased by a Fund is exercised or unless a closing transaction is effected with respect to that position, a Fund will realize a loss in the amount of the premium paid and any transaction costs.

     3. A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Although a Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. A liquid market may be absent if: (i) there is insufficient trading interest in the option; (ii) the exchange has imposed restrictions on trading, such as trading halts, trading suspensions or daily price limits;
          (iii) normal exchange operations have been disrupted; or (iv) the exchange has inadequate facilities to handle current trading volume.

     4. With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security. Index options are settled exclusively in cash for the net amount, if any, by which the option is "in-the-money" (where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. If a Fund writes a call option on an index, a Fund will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the call option itself and thus will not know the amount of cash payable upon settlement. If a Fund holds an index option and exercises it before the closing index value for that day is available, a Fund runs the risk that the level of the underlying index may subsequently change.

     5. A Fund's activities in the options markets may result in a higher Series turnover rate and additional brokerage costs; however, a Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

FUTURES AND RELATED OPTIONS STRATEGIES. Each Fund may engage in futures strategies for certain non-trading bona fide hedging, risk management and portfolio management purposes.

Each Fund may sell securities index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of a Fund' securities holdings. To the extent that a portion of a Fund's holdings correlate with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if a Fund correctly anticipates a general market decline and sells index futures to hedge against this risk, the gain in the futures position should offset some or all of the decline in the value of a Fund' holdings. A Fund may purchase index futures contracts if a significant market or market sector advance is anticipated. Such a purchase of a futures contract would serve as a temporary substitute for the purchase of the underlying securities, which may then be purchased, in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that a Fund intends to purchase. A rise in the price of the securities should be in part or wholly offset by gains in the futures position.

As in the case of a purchase of an index futures contract, a Fund may purchase a call option on an index futures contract to hedge against a market advance in securities that a Fund plans to acquire at a future date. A Fund may write covered put options on index futures as a partial anticipatory hedge, and may write covered call options on index futures as a partial hedge against a decline in the prices of securities held by a Fund. This is analogous to writing covered call options on securities. A Fund also may purchase put options on index futures contracts. The purchase of put options on index futures contracts is analogous to the purchase of protective put options on individual securities where a level of protection is sought below which no additional economic loss would be incurred by a Fund.

FUTURES AND RELATED OPTIONS GUIDELINES. In view of the risks involved in using the futures strategies that are described above, each Fund has adopted the following investment guidelines to govern its use of such strategies. The Board of Trustees may modify these guidelines without shareholder vote.

     1. A Fund will engage only in covered futures transactions, and each such transaction will remain covered so long as a Fund is obligated thereby.

     2. A Fund will not write options on futures contracts if aggregate exercise prices of previously written outstanding options (whether on securities or securities indices), together with the value of assets used to cover all outstanding futures positions, would exceed 25% of its total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF FUTURES AND RELATED OPTIONS TRADING. No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, a Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker through whom the transaction is effected, or earmark, an amount of cash, U.S. Government securities or other liquid instruments generally equal to 10% or less of the contract value. This amount is known as "initial margin." When writing a call or a put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not involve borrowing to finance the futures transactions. Rather, initial margin on a futures contract is in the nature of a performance bond or good-faith deposit on the contract that is returned to a Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by a futures exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures or options position varies, a process known as "marking to market." For example, when a Fund purchases a contract and the value of the contract rises, a Fund receives from the broker a variation margin payment equal to that increase in value. Conversely, if the value of the futures position declines, a Fund is required to make a variation margin payment to the broker equal to the decline in value. Variation margin does not involve borrowing to finance the futures transaction, but rather represents a daily settlement of a Fund's obligations to or from a clearing organization.

Buyers and sellers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing an offsetting contract or option. Futures contracts or options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures contracts or options.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for a Fund to close a position, and, in the event of adverse price movements, a Fund would have to make daily cash payments of variation margin (except in the case of purchased options). However, if futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

In considering a Fund's use of futures contracts and related options, particular note should be taken of the following:

     1. Successful use by a Fund of futures contracts and related options will depend upon the adviser's ability to predict movements in the direction of the securities markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not only to the current price level of the underlying securities, but also to anticipated price levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract will not correlate with the movements in the prices of the securities being hedged. For example, if the price of an index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, the advantage may be partially offset by losses in the futures position. In addition, if a Fund has insufficient cash, it may have to sell assets to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect a rising market. Consequently, a Fund may need to sell assets at a time when such sales are disadvantageous to a Fund. If the price of the futures contract moves more than the price of the underlying securities, a Fund will experience either a loss or a gain on the futures contract that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.

     2. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures position and the securities being hedged, movements in the prices of futures contracts may not correlate perfectly with movements in the prices of the hedged securities due to price distortions in the futures market. There may be several reasons unrelated to the value of the underlying securities that cause this situation to occur. First, as noted above, all participants in the futures market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities and the futures markets may occur. Second, because the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market. Such speculative activity in the futures market also may cause temporary price distortions. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts over the short term. In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

     3. Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although each Fund intends to purchase and sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, a Fund would continue to be required to make variation margin payments.

     4. Like options on securities, options on futures contracts have limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that such markets for all options on futures contracts will develop.

     5. Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when a Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund when the use of a futures contract would not, such as when there is no movement in the level of the underlying index value or the securities or currencies being hedged.

     6. As is the case with options, a Fund's activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions. However, a Fund also may save on commissions by using futures contracts or options thereon as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

                                   APPENDIX B

                             DESCRIPTION OF RATINGS

Moody's, S&P and Fitch are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody's, S&P and Fitch to the securities in which the Portfolios may invest is discussed below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. The investment advisers and sub-advisers attempt to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Portfolio. In that event, an investment adviser will consider whether it is in the best interest of a Portfolio to continue to hold the securities.

                                 MOODY'S RATINGS

CORPORATE AND MUNICIPAL BONDS.

Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than the Aaa securities.

A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds that are rated Ba offer questionable financial security. Often the ability of these entities to meet obligations may be moderate and not well safeguarded in the future.

"Ba," "B," "Caa," "Ca," and "C": Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

Con. (-) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

(P): When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

CORPORATE AND MUNICIPAL COMMERCIAL PAPER. The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

          -    Leading market positions in well-established industries.

          -    High rates of return on funds employed.

          - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          - Well-established access to a range of financial markets and assured sources of alternate liquidity.

MUNICIPAL NOTES. The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2" and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable-rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing. Notes rated "MIG 2" or "VMIG 2" are of high quality, with margins of protection that are ample although not so large as in the preceding group. Notes rated "MIG 3" or "VMIG 3" are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well established.

                                   S&P RATINGS

CORPORATE AND MUNICIPAL BONDS.

AAA: Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay interest and repay principal.

AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

"BB," "B," "CCC," "CC" and "C": Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

"BB": Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

"B": Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

"CCC": Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

"CC": This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

"C": This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

"CI": This rating is reserved for income bonds on which no interest is being paid.

"D": Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

CORPORATE AND MUNICIPAL COMMERCIAL PAPER. The "A-1" rating for corporate and municipal commercial paper indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be rated "A-1+."

MUNICIPAL NOTES. The "SP-1" rating reflects a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be rated "SP-1+." The "SP-2" rating reflects a satisfactory capacity to pay principal and interest.

                                  FITCH RATINGS

        DESCRIPTION OF FITCH'S HIGHEST STATE AND MUNICIPAL NOTES RATING.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

F-1+: Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

BB: Issues assigned this rating indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not considered investment grade.

                                   APPENDIX C

                      PROXY VOTING POLICIES AND PROCEDURES

                         ROXBURY CAPITAL MANAGEMENT, LLC

I.   GENERAL PRINCIPLES

Roxbury Capital Management, LLC ("Roxbury") recognizes its responsibility to vote proxies in respect of securities owned by a client in the economic best interests of its client and without regard to the interests of Roxbury or any other client of Roxbury.

These Proxy Voting Policies and Procedures ("Policies") apply to securities held in client accounts in which Roxbury has direct voting authority. The Policies are subject to any proxy voting guideline or direction of a client as long as following the proxy voting guideline or direction is prudent under the circumstances.

Roxbury's policy is to exercise its proxy voting discretion absent special circumstances and in accordance with the guidelines set forth in the "Proxy Voting Guidelines" below. Any changes to the Proxy Voting Guidelines must be pre-approved in writing by the Proxy Voting Committee ("Committee").

II.  VOTING PROCESS

Roxbury votes all proxies on behalf of a client's portfolio unless a) the client requests in writing that Roxbury not vote, b) the proxies are associated with unsupervised securities, c) the proxies are associated with securities transferred to Roxbury's management then liquidated because Roxbury does not follow those securities, or d) the costs of voting the proxies outweigh the benefits.

In addition, Roxbury does not vote proxies for some accounts that it manages under agreements it has with certain brokerage consultant firms whereby clients pay a single fee based on a percentage of assets under management for brokerage, custody and Roxbury's investment management services ("Wrap Fee Agreement"). If Roxbury does not vote the proxies, it may make proxy voting recommendations to the brokerage consultant firm with whom it has a Wrap Fee Agreement and that firm votes the proxies.

The Operations Department ("Operations") is responsible for voting proxies received by Roxbury. Operations will forward proxy proposals to the appropriate industry analyst.

The analyst will review the issues to be voted upon, related information, and the research provided by a proxy research service. The proxy research service also provides customized proxy research consistent with Roxbury's policies for accounts with special vote sensitivities, including socially responsible and Taft Hartley accounts. The analyst will make a recommendation to the Proxy Voting Committee as to how the proxy issues should be voted.

The Proxy Voting Committee provides centralized management of the proxy voting process and makes all proxy voting decisions except under special circumstances as noted below. The Committee:

     a) supervises the proxy voting process, including the identification of potential material conflicts of interest involving Roxbury and the proxy voting process in respect of securities owned by a client;

     b) determines how to vote proxies relating to issues not covered by these Policies; and

     c)   determines when Roxbury may deviate from these Policies.

The Proxy Voting Committee has at least three members at all times. Members of the Committee are comprised of portfolio managers, analysts, and one other Roxbury employee.

The Proxy Voting Committee will review the recommendations provided by Roxbury's analyst. After review of these recommendations, the proxy will be voted according to the majority vote of the Committee. If a Committee member disagrees with the recommendations of the analyst, the reasons for the disagreement will be documented. Operations will keep documents of proxy decisions made by the Committee. Since Roxbury generally considers the quality of a company's management in making investment decisions, Roxbury regularly votes proxies in accordance with the recommendations of a company's management if there is no conflict with shareholder value.

Roxbury may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its clients' overall best interests not to vote. Such determination may apply in respect of all client holdings of the securities or only certain specified clients, as Roxbury deems appropriate under the circumstances. As an example, the Proxy Voting Committee may determine not to vote certain securities positions if, in its judgment, the expense and administrative inconvenience outweigh the benefits to clients of voting the securities.

Roxbury uses a proxy voting agent to ensure that, as much as possible, votable shares get voted and timely reporting is provided for Roxbury and its clients. Operations submits proxy votes for a portfolio to the proxy voting agent if the custodian of the portfolio's assets has a relationship with the agent. Proxies for portfolios not set up at the proxy voting agent will be voted using other means.

III. CONFLICTS OF INTEREST

Potential or actual conflicts of interest relating to a particular proxy proposal may be handled in various ways depending on the type and materiality. Depending upon the facts and circumstances of each situation and the requirements of applicable law, options include:

     1) Voting the proxy in accordance with the voting recommendation of a non-affiliated third party vendor.

     2)   Voting the proxy pursuant to client direction.

Voting the securities of an issuer where the following relationships or circumstances exist are deemed to give rise to a material conflict of interest for purposes of these Policies:

     a) The issuer is a client of Roxbury and Roxbury manages its portfolio or its retirement plan. In such case, Roxbury will obtain an independent, third party opinion and will follow the recommendation of such third party.

     b) The issuer is an entity in which the Roxbury industry analyst assigned to review the proxy has a relative(3) in management of the issuer or an acquiring company. In such case, the analyst will not make any vote recommendations and another analyst will review the proxy. Although the proxy will be assigned to a different analyst, the industry analyst will still be available to answer questions about the issuer from other Proxy Committee members.

     c) The issuer is an entity in which a Proxy Committee member has a relative in management of the issuer or an acquiring company. In such case, the Proxy Committee member will not vote on the proxy and a member of the Executive Committee will vote instead.

     d) The issuer is an entity in which an officer or director of Roxbury or a relative of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $500 annually during Roxbury's last three fiscal years. In such case, Roxbury will obtain an independent, third party opinion and will follow the recommendation of such third party.

     e) The issuer is Wilmington Trust Corporation. Due to Wilmington Trust Corporation's partial ownership of Roxbury, Roxbury would have a conflict of interest in voting proxies on Wilmington's stock; however, as a matter of policy, Roxbury does not purchase shares of Wilmington Trust Corporation for client portfolios.

     f) Another client or prospective client of Roxbury, directly or indirectly, conditions future engagement of Roxbury on voting proxies in respect of any client's securities on a particular matter in a particular way.

     g) Conflict exists between the interests of an employee benefit plan's portfolio and the plan sponsor's interests. In such case, Roxbury will resolve in favor of the plan's portfolio.

     h) Any other circumstance where Roxbury's duty to serve its clients' interests, typically referred to as its "duty of loyalty," could be compromised.

Notwithstanding the foregoing, a conflict of interest described above shall not be considered material for the purposes of these Policies in respect of a specific vote or circumstance if:

----------
(3) For the purposes of these Policies, "relative" includes the following family members: spouse, minor children or stepchildren or children or stepchildren sharing the person's home.

          - The securities in respect of which Roxbury has the power to vote account for less than 1% of the issuer's outstanding voting securities, but only if: (i) such securities do not represent one of the 10 largest holdings of such issuer's outstanding voting securities and (ii) such securities do not represent more than 2% of the client's holdings with Roxbury.

          - The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.

For clients that are registered investment companies ("Funds"), where a material conflict of interest has been identified and the matter is not covered by the Policies, Roxbury will disclose the conflict and the Proxy Voting Committee's determination of the manner in which to vote to the Fund's Board or committee of the Board. The Proxy Voting Committee's determination will take into account only the interests of the Fund, and the Proxy Voting Committee will document the basis for the decision and furnish the documentation to the Fund's Board or committee of the Board.

For clients other than Funds, where a material conflict of interest has been identified and the matter is not covered by the Policies, the Proxy Voting Committee will disclose the conflict to the client and advise the client that its securities will be voted only upon the recommendations of an independent third party.

IV.  RECORDKEEPING AND RETENTION

Operations retains records relating to the voting of proxies, including:

     a)   a copy of these Policies and any amendments thereto;

     b) a copy of each proxy statement that Roxbury receives regarding client securities;

     c)   a record of each vote cast by Roxbury on behalf of clients;

     d) a copy of any document created by Roxbury that was material to making a decision on how to vote or that memorialized the basis for that decision;

     e) a copy of each written request for information on how Roxbury voted proxies on behalf of the client, and a copy of any written response by Roxbury to any oral or written request for information on how Roxbury voted.

Roxbury will maintain and preserve these records for such period of time as required to comply with applicable laws and regulations.

Roxbury may rely on proxy statements filed on the SEC's EDGAR system or on proxy statements and records of votes cast by Roxbury maintained by a third party, such as a proxy voting service (provided Roxbury had obtained an undertaking from the third party to provide a copy of the proxy statement or record promptly on request).

V.   CLIENT DISCLOSURE

Roxbury will provide a report of how proxies were voted and copy of its specific guidelines to those clients who request such information. Requests for proxy information may be sent to the attention of Proxy Department, Roxbury Capital Management, LLC, 100 Wilshire Boulevard, Suite 1000, Santa Monica, California 90401.

                             PROXY VOTING GUIDELINES

1.   OPERATIONAL ITEMS

We support policies that strengthen shareholders' rights in relation to annual and special shareholder meetings, ratification of auditors, maintaining shareholders' ability to vote on transactions, compensation or other general corporate issues that may arise.

2.   BOARD OF DIRECTORS

We support policies that allow for strong corporate governance, including a majority of independent board directors, and key committees that are chaired by independent board directors.

We support declassified boards and oppose cumulative voting of stock. We support liability protection for board directors except in cases of gross negligence and fraud, and prefer stock ownership by boards, but do not require it.

3.   EXECUTIVE AND DIRECTOR COMPENSATION

We support executive and director compensation policies that appropriately align management incentives with creating long-term shareholder value. We consider the salaries, annual bonuses and option/restricted stock programs together in determining the reasonableness of compensation packages. We support salaries that are consistent with industry standards. We support annual bonuses that require management to achieve key business metrics that are definable, measurable, and are components to increasing shareholder value through sound business policies. We support stock compensation programs that limit the dilution to public shareholders while providing incentive to management and directors to increase shareholder value. We oppose restricted stock programs that do not require management to achieve key business metrics that are definable, measurable, and are components to increasing shareholder value through sound business policies. We oppose accelerated vesting of stock options or restricted stock as a result of short term stock price fluctuations. We oppose retirement and health care plans for non-employee directors. We support employee stock ownership plans (ESOPs) and 401(k) savings plans for employees. We generally oppose golden and tin parachute programs.

4.   PROXY CONTESTS

In a contested election of directors, we take into account the target company's long-term financial performance relative to its industry, management's track record, background to the proxy contest, qualifications of director nominees (both slates), stock ownership positions, and evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met. We support confidential voting.

5.   ANTI-TAKEOVER DEFENSES AND VOTING RELATED ISSUES

We oppose policies that weaken shareholders' rights in the event of proposed mergers and acquisitions. We oppose poison pills and supermajority voting requirements. We also oppose giving the board of directors exclusive authority to amend the bylaws, and we support proposals to allow or make easier shareholder actions by written consent. We support reasonable proposals for shareholders to call special meetings.

6.   MERGERS AND CORPORATE RESTRUCTURINGS

Proposals pertaining to asset purchases or sales, bundled proposals, securities conversions, reorganizations, restructurings, joint ventures, leverage buy-outs, liquidations, mergers and acquisitions, spin-offs, or other such corporate actions are evaluated on a case-by-case basis taking into consideration the terms of the transaction, the proposed benefit to shareholders, and the likelihood of achieving such benefit.

7.   STATE OF INCORPORATION

We support reincorporation proposals that are based on sound business reasons and do not infringe upon or weaken shareholders' rights.

8.   CAPITAL STRUCTURE

Proposals to change capital structure are evaluated for their impact and ability to strengthen shareholder rights. We oppose creating new classes of stock with different voting rights. We oppose increasing authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill). We oppose increases in common stock that allow for excessive granting of options. We oppose authorizing new classes of stock with unspecified voting, conversion, dividend distribution, and other rights.

9.   SOCIAL AND ENVIRONMENTAL ISSUES

Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally believe that these are "ordinary business matters" that are primarily the responsibility of management and should be evaluated and approved solely by the corporation's board of directors. Many times, such proposals are for items in which the company already makes disclosures and is bound by rules from various existing regulatory or enforcement agencies. Often, proposals may address concerns with which we philosophically agree, but absent a compelling economic impact on shareholder value, we will typically vote with management on these proposals. This reflects our opinion that regardless of our personal perspective on the issue, these decisions should be the province of company management unless they have a significant, tangible impact on the value of our investment and we don't view management as responsive in the matter.

                                 WT MUTUAL FUND

                           PART C - OTHER INFORMATION

ITEM 22.                             EXHIBITS.
(a)(i)(a)         Amended and Restated Agreement and Declaration of Trust of WT
                  Mutual Fund (the "Fund"). (9)

(a)(i)(b)         Amended Schedule A to Amended and Restated Agreement and
                  Declaration of Trust of the Fund. (18)

(a)(i)(c)         Amended Schedule A to Amended and Restated Agreement and
                  Declaration of Trust of the Fund. (19)

(a)(i)(d)         Amended Schedule A to Amended and Restated Agreement and
                  Declaration of Trust of the Fund. (20)

(a)(ii)           Certificate of Trust dated June 1, 1994. (1)

(a)(iii)          Certificate of Amendment to Certificate of Trust dated October
                  7, 1994. (2)

(a)(iv)           Certificate of Amendment to Certificate of Trust dated October
                  20, 1998. (3)

(b)               Amended and Restated By-Laws. (9)

(c)               See Articles III, VII, and VIII of Registrant's Amended and
                  Restated Agreement and Declaration of Trust. (9)

(d)(i)(a)         Advisory Agreement between WT Investment Trust I
                  (the "Trust"), on behalf of the Prime Money Market Series,
                  Premier Money Market Series, U.S. Government Series,
                  Tax-Exempt Series, Large Cap Core Series, Short/Intermediate
                  Bond Series, Short-Term Income Series, Broad Market Bond
                  Series, Municipal Bond Series, International Multi-Manager
                  Series, Real Estate Series, Large Cap Quantitative Series,
                  Large Cap Multi-Manager Series, Mid Cap Quantitative
                  Series, Mid Cap Multi-Manager Series, Small Cap
                  Quantitative Series, Small Cap Multi-Manager Series and
                  Rodney Square Management  Corporation ("RSMC"). (4)

(d)(i)(b)         Amended Schedules A and B to Advisory Agreement with RSMC.
                  (15)

(d)(ii)(a)        Advisory Agreement between the Trust, on behalf of the Large
                  Cap Value Series, Small Cap Value Series and Mid Cap Value
                  Series (the "CRM Funds"), and Cramer Rosenthal McGlynn, LLC
                  ("CRM"). (4)

(d)(ii)(b)        Amended Schedules A and B to Advisory Agreement with CRM. (19)

(d)(iii)(a)       Advisory Agreement between the Trust, on behalf of the WT
                  Large Cap Growth Series, Mid Cap Series and Small Cap Growth
                  Series (the "Roxbury Funds"), and Roxbury Capital Management,
                  LLC ("Roxbury"). (4)

(d)(iii)(b)       Amended Schedules A and B to Advisory Agreement with Roxbury.
                  (12)

(d)(iv) Sub-Advisory Agreement among the Trust, on behalf of the International Multi-Manager Series, RSMC and Goldman Sachs
                  Asset Management, L.P. ("GSAM"). (15)

(d)(v)(a) Sub-Advisory Agreement among the Trust, on behalf of the International Multi-Manager Series, RSMC and Julius Baer
                  Investment Management Inc. ("JBIM"). (11)

(d)(v)(b) Amendment No. 1 to the Sub-Advisory Agreement among the Trust, on behalf of the International Multi-Manager Series, RSMC and JBIM is filed herewith.

(d)(vi)(a)        Sub-Advisory Agreement among the Trust, on behalf of the Real
                  Estate Series, RSMC and AEW Management and Advisors, L. P.
                  ("AEW"). (15)


(d)(vi)(b) Amendment No. 1 to the Sub-Advisory Agreement among the Trust, on behalf of the Real Estate Series, RSMC and AEW is filed herewith.

(d)(vii)          Sub-Advisory Agreement among the Trust, on behalf of the Real
                  Estate Series, RSMC and Real Estate Management Series Group
                  LLC. ("REMS"). (15)

(d)(viii) Advisory Agreement between the Fund, on behalf of the Wilmington Large Cap Strategic Allocation Fund, Wilmington Mid
                  Cap Strategic Allocation Fund, Wilmington Small Cap Strategic
                  Allocation Fund, and Wilmington Small Cap Core Portfolio and
                  RSMC. (13)

(d)(ix)(a)        Sub-Advisory Agreement among the Trust, on behalf of the Large
                  Cap Multi-Manager Series, RSMC and Armstrong Shaw Associates,
                  Inc. ("ASA"). (14)

(d)(ix)(b) Amendment No. 1 to the Sub-Advisory Agreement among the Trust, on behalf of the Large Cap Multi-Manager Series, RSMC and ASA is filed herewith.

(d)(x)(a)         Sub-Advisory Agreement among the Trust, on behalf of the Large
                  Cap Multi-Manager Series, RSMC and Montag & Caldwell, Inc.
                  ("M&C"). (14)

(d)(x)(b) Amendment No. 1 to the Sub-Advisory Agreement among the Trust, on behalf of the Large Cap Multi-Manager Series, RSMC and M&C is filed herewith.

(d)(xi)           Sub-Advisory Agreement among the Trust, on behalf of the Mid
                  Cap Multi-Manager Series, RSMC and Bennett Lawrence
                  Management, LLC ("BLM"). (14)

(d)(xii)(a)       Sub-Advisory Agreement among the Trust, on behalf of the Mid
                  Cap Multi-Manager Series, RSMC and Eubel Brady and Suttman
                  Asset Management, Inc. ("EBS"). (14)

(d)(xii)(b) Amendment No. 1 to the Sub-Advisory Agreement among the Trust, on behalf of the Mid Cap Multi-Manager Series, RSMC and EBS is filed herewith.

(d)(xiii)(a)      Sub-Advisory Agreement among the Trust, on behalf of the Mid
                  Cap Multi-Manager Series, RSMC and Equity Investment
                  Corporation ("EIC"). (14)

(d)(xiii)(b)      Amendment No. 1 to the Sub-Advisory Agreement among the Trust, on behalf of the Mid Cap Multi-Manager Series, RSMC and EIC is filed herewith.

(d)(xiv)(a)       Sub-Advisory Agreement among the Trust, on behalf of the Small
                  Cap Multi-Manager Series, RSMC and Batterymarch Financial
                  Management, Inc. ("BFM"). (14)

(d)(xiv)(b) Amendment No. 1 to the Sub-Advisory Agreement among the Trust, on behalf of the Small Cap Multi-Manager Series, RSMC and BFM is filed herewith.

(d)(xv)           Sub-Advisory Agreement among the Trust, on behalf of the Small
                  Cap Multi-Manager Series, RSMC and Systematic Financial
                  Management L.P. ("SFM"). (14)

(d)(xvi)(a)       Sub-Advisory Agreement among the Trust, on behalf of the Large
                  Cap Quantitative Series, the Mid Cap Quantitative Series, and the Small Cap Quantitative Series, RSMC and Parametric
                  Portfolio Associates LLC. (18)

(d)(xvi)(b) Amendment No. 1 to the Sub-Advisory Agreement among the Trust, on behalf of the Large Cap Quantitative Series, the Mid Cap
                  Quantitative Series, and the Small Cap Quantitative Series,
                  RSMC and Parametric Portfolio Associates LLC is filed herewith.

(d)(xvii)         Sub-Advisory Agreement among the Trust, on behalf of the Large
                  Cap Multi-Manager Series, RSMC and First Quadrant, LP. (18)

(d)(xviii)        Form of Sub-Advisory Agreement is filed herewith.

(d)(xix) Advisory Agreement between the Fund and Roxbury, on behalf of the Roxbury Micro Cap Fund is to be filed by amendment.

(d)(xx) Form of Advisory Agreement between the Fund and Roxbury on behalf of the Roxbury Mid Cap Fund and Roxbury Small Cap
                  Growth Fund is filed herewith.

(e)(i)            Distribution Agreement with Professional Funds Distributor,
                  LLC. (17)

(e)(ii)           Form of Broker-Dealer Agreement. (17)

(f)               Deferred Compensation Plan for Independent Trustees. (10)

(g)(i)            Custody Agreement between the Fund and Wilmington Trust
                  Company ("Wilmington Trust"). (15)

(g)(ii)           Foreign Custody Agreement between the Trust and PFPC Trust
                  Company. (15)

(g)(iii)          Sub-Custody Agreement among the Fund, Wilmington Trust and
                  PFPC Trust Company. (7)

(h)(i)(a)         Transfer Agency Agreement between the Fund and PFPC Inc. (4)

(h)(i)(b)         Amended Exhibit A to Transfer Agency Agreement with PFPC Inc.
                  (14)

(h)(i)(c)         Amendment to Transfer Agency Agreement with PFPC Inc. (11)

(h)(ii)(a)        Administration and Accounting Services Agreement between the
                  Fund and RSMC. (15)

(h)(ii)(b)        Administration and Accounting Services Agreement between the
                  Fund and PFPC Inc. (19)

(h)(iii)          Shareholder Service Plan for the CRM Funds. (18)

(h)(iv) Shareholder Service Plan for the Roxbury Funds is filed herewith.

(h)(v)            Shareholder Service Plan for the Wilmington Funds and
                  Balentine Premier Money Market Portfolio. (10)

(h)(vi)           Shareholder Service Plan for the Retail Shares of the CRM
                  Funds. (11)

(h)(vii)          Shareholder Service Plan for the Service Shares of the
                  Wilmington Large Cap Strategic Allocation Fund, Wilmington Mid
                  Cap Strategic Allocation Fund and Wilmington Small Cap
                  Strategic Allocation Fund. (13)

(h)(viii)         Compliance, Support and Record Keeping Services Agreement with
                  RSMC is filed herewith.

(i)               Not applicable.

(j)               Consent of Independent Auditors to be filed by amendment.

(k)               Not applicable.

(l)               None.

(m)(i)            Plan of Distribution Pursuant to Rule 12b-1 is filed herewith.

(m)(ii) Amended and Restated Distribution Plan for the Class B Shares of the Roxbury Funds. (6).

(m)(iii) Amended and Restated Distribution Plan for the Class C Shares of the Roxbury Funds. (6)

(n)(i)            Amended and Restated Multiple Class Plan Pursuant to Rule
                  18f-3 is filed herewith.

(p)(i)            Code of Ethics of the Trust and the Fund. (17)

(p)(ii) Code of Ethics of Cramer Rosenthal McGlynn, LLC is filed herewith.

(p)(iii)          Code of Ethics of Roxbury Capital Management, LLC. (4)

(p)(iv)           Code of Ethics of GSAM. (15)

(p)(v)            Code of Ethics of JBIM. (11)

(p)(vi)           Code of Ethics of AEW. (12)

(p)(vii)          Code of Ethics of REMS. (13)

(p)(viii)         Code of Ethics of PPA. (14)

(p)(ix)           Code of Ethics of ASA. (14)

(p)(x)            Code of Ethics of M&C. (14)

(p)(xi)           Code of Ethics of BLM. (14)

(p)(xii)          Code of Ethics of EBS. (14)

(p)(xiii)         Code of Ethics of EIC. (14)

(p)(xiv)          Code of Ethics of BFM. (14)

(p)(xv)           Code of Ethics of SFM. (14)

(p)(xvi)          Code of Ethics of RSMC and Wilmington Trust. (17)

(p)(xvii)         Code of Ethics of First Quadrant, L.P. (19)

(q)(i)(a)         Powers of Attorney for Robert H. Arnold, Eric Brucker,
                  Nicholas A. Giordano, Louis Klein, Jr., Clement C. Moore, II,
                  John J. Quindlen and William P. Richards. (7)

(q)(i)(b)         Power of Attorney for Mark A. Sargent. (8)

(q)(i)(c)         Power of Attorney for Fred Filoon is filed herewith.

-----------------------
(1) Previously filed with the Securities and Exchange Commission (the "SEC") on Form N-1A on July 25, 1994 and incorporated herein by reference.

(2) Previously filed with the SEC with Pre-Effective Amendment No. 1 on Form N-1A of November 29, 1994 and incorporated herein by reference.

(3) Previously filed with the SEC with Post-Effective Amendment No. 10 on Form N-1A on November 1, 1999 and incorporated herein by reference.

(4) Previously filed with the SEC with Post-Effective Amendment No. 12 on Form N-1A on October 31, 2000 and incorporated herein by reference.

(5) Previously filed with the SEC with Post-Effective Amendment No. 13 on Form N-1A on February 23, 2001 and incorporated herein by reference.

(6) Previously filed with the SEC with Post-Effective Amendment No. 14 on Form N-1A on August 17, 2001 and incorporated herein by reference.

(7) Previously filed with the SEC with Post-Effective Amendment No. 15 on Form N-1A on November 1, 2001 and incorporated herein by reference.

(8) Previously filed with the SEC with Post-Effective Amendment No. 16 on Form N-1A on February 28, 2002 and incorporated herein by reference.

(9) Previously filed with the SEC with Post-Effective Amendment No. 17 on Form N-1A on June 10, 2002 and incorporated herein by reference.

(10) Previously filed with the SEC with Post-Effective Amendment No. 18 on Form N-1A on August 26, 2002 and incorporated herein by reference.

(11) Previously filed with the SEC with Post-Effective Amendment No. 19 on Form N-1A on October 25, 2002 and incorporated herein by reference.

(12) Previously filed with the SEC with Post-Effective Amendment No. 20 on Form N-1A on November 15, 2002 and incorporated herein by reference.

(13) Previously filed with the SEC with Post-Effective Amendment No. 21 on Form N-1A on April 28, 2003 and incorporated herein by reference.

(14) Previously filed with the SEC with Post-Effective Amendment No. 22 on Form N-1A on August 28, 2003 and incorporated herein by reference.

(15) Previously filed with the SEC with Post-Effective Amendment No. 23 on Form N-1A on October 29, 2003 and incorporated herein by reference.

(16) Previously filed with the SEC with Post-Effective Amendment No. 24 on Form N-1A on November 18, 2003 and incorporated herein by reference.

(17) Previously filed with the SEC with Post-Effective Amendment No. 25 on Form N-1A on July 16, 2004 and incorporated herein by reference.

(18) Previously filed with the SEC with Post-Effective Amendment No. 26 on Form N-1A on August 27, 2004 and incorporated herein by reference.

(19) Previously filed with the SEC with Post-Effective Amendment No. 28 on Form N-1A on October 28, 2004 and incorporated herein by reference.

(20) Previously filed with SEC with Post-Effective Amendment No. 29 on Form N-1A on December 17, 2004 and incorporated herein by reference.

ITEM 23. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

WILMINGTON TRUST CORPORATION AND SUBSIDIARIES

Wilmington Trust Corporation

Rodney Square North
1100 North Market Street
Wilmington, Delaware
Holding company for Wilmington Trust Company, Wilmington Trust of Pennsylvania, Wilmington Trust FSB, WT Investments, Inc., Rodney Square Management Corporation, Balentine Holdings, Inc. and Wilmington Trust (UK) Limited

Wilmington Trust Company

Rodney Square North
1100 North Market Street
Wilmington, Delaware
Delaware-chartered bank and trust company

Wilmington Trust FSB

11 South Calvert St., 26th Floor, Baltimore, Maryland 21202 Federal savings bank headquartered in Maryland, a registered investment adviser

Wilmington Trust of Pennsylvania

795 East Lancaster Avenue
Villanova, Pennsylvania
Commercial bank headquartered in Pennsylvania

WT Investments, Inc.

Rodney Square North
1100 North Market Street
Wilmington, Delaware
A subsidiary of Wilmington Trust Corporation and an investment holding company

Brandywine Insurance Agency, Inc.

Rodney Square North

1100 North Market Street
Wilmington, Delaware
A subsidiary of Wilmington Trust Company and a licensed insurance agent and broker for life, casualty and property insurance

Brandywine Finance Corporation

Rodney Square North
1100 North Market Street
Wilmington, Delaware
A subsidiary of Wilmington Trust Company which is a finance company

Brandywine Life Insurance Company, Inc.

Rodney Square North
1100 North Market Street
Wilmington, Delaware
A subsidiary of Wilmington Trust Company and a reinsurer of credit life insurance written in connection with closed-end consumer loans Wilmington Trust makes

Wilmington Trust SP Services, Inc.

(f/k/a Delaware Corporate Management, Inc.)

Rodney Square North
1100 North Market Street
Wilmington, Delaware
A subsidiary of Wilmington Trust Company that provides nexus and other services for Delaware holding companies and other Delaware entities.

Wilmington Trust SP Services (Nevada), Inc.

(f/k/a Nevada Corporate Management, Inc.)

3993 Howard Hughes Parkway
Las Vegas, Nevada
A subsidiary of Wilmington Trust SP Services, Inc. that provides nexus and other services for Nevada holding companies and other Nevada entities

Rodney Square Management Corporation

Rodney Square North
1100 North Market Street
Wilmington, Delaware
A subsidiary of Wilmington Trust Corporation and a registered investment advisor

Wilmington Brokerage Services Company

Rodney Square North
1100 North Market Street
Wilmington, Delaware
A subsidiary of Wilmington Trust Company and a registered broker-dealer and a registered investment advisor

100 West Tenth Street Corporation

Rodney Square North
1100 North Market Street
Wilmington, Delaware
A subsidiary of Wilmington Trust Company that holds title to and maintains certain real estate on behalf of Wilmington Trust Company and Compton Realty Corporation

Compton Realty Corporation

Rodney Square North
1100 North Market Street
Wilmington, Delaware

A subsidiary of Wilmington Trust Company and a partner in Rodney Square Investors, L.P., the partnership that holds title to the Wilmington Trust Center

Rodney Square Investors, L.P.

Rodney Square North
1100 North Market Street
Wilmington, Delaware
98% owned by Wilmington Trust Company and 2% owned by Compton Realty Corporation. Partnership that holds title to the Wilmington Trust Center

Drew-VIII-Ltd.

Rodney Square North
1100 North Market Street
Wilmington, Delaware
A subsidiary of Wilmington Trust Company that holds title to and manages certain troubled real estate on behalf of Wilmington Trust Company

Siobain VI, Ltd.

Rodney Square North
1100 North Market Street
Wilmington, Delaware
A subsidiary of Wilmington Trust Company that holds title to and manages certain troubled real estate on behalf of Wilmington Trust Company

Wilmington Trust SP Services (New York), Inc. (f/k/a) WTC Corporate Services, Inc.)

Rodney Square North
1100 North Market Street
Wilmington, Delaware
A subsidiary of Wilmington Trust Company that provides nexus and other services

Wilmington Trust SP (Delaware) Services, Inc. (f/k/a Organization Services,
Inc.)

Rodney Square North
1100 North Market Street
Wilmington, Delaware
A subsidiary of Wilmington Trust SP Services, Inc., that provides nexus and other services for Delaware holding companies and other Delaware entities

Special Services Delaware, Inc.

Rodney Square North
1100 North Market Street
Wilmington, Delaware
A subsidiary of Wilmington Trust SP Services, Inc., a special purpose entity used to facilitate corporate transactions

Wilmington Trust Global Services, Ltd.

Rodney Square North
1100 North Market Street
Wilmington, Delaware
A subsidiary of Wilmington Trust Company that provides nexus and other services

Wilmington Trust (Cayman), Ltd.

George Town, Cayman Islands, British West Indies
A subsidiary of Wilmington Trust Company that provides trust services

Wilmington Trust (Channel Islands), Ltd.

St. Helier, Jersey, Channel Islands
A subsidiary of Wilmington Trust Company that provides trust services

Balentine Delaware Holding Company, LLC

3455 Peachtree Road
Suite 2000
Atlanta, Georgia 30325
Owned by Wilmington Trust Corporation

Wilmington Trust Investment Management, LLC (f/k/a Balentine & Company, LLC)

3455 Peachtree Road
Suite 2000
Atlanta, Georgia 30325
Owned by Wilmington Trust Corporation

Wilmington Trust (UK) Limited

10 Upper Bank Street
London, E145JJ
A subsidiary of Wilmington Trust Corporation

SPV Management Limited

Tower 42, International Financial Center, 25 Old Broad Street, London, EC2N 1HQ A subsidiary of Wilmington Trust (UK) Limited that provides nexus and other services

SPV Advisors Limited

Tower 42, International Financial Center, 25 Old Broad Street, London, EC2N 1HQ A subsidiary of Wilmington Trust (UK) Limited that serves as advisor to SPV Management Limited

Lord SPV Limited

Tower 42, International Financial Center, 25 Old Broad Street, London, EC2N 1HQ A subsidiary of SPV Management Limited

SPV Management (Dublin) Limited

1st Floor, 7 Exchange Place, IFSC, Dublin 1, Ireland
A subsidiary of SPV Management Limited that provides nexus and other services

SPV Management (Italia) SRL

Studio Tributare Deiure, Via Pontaccio 10, Milan, 20120, Italy A subsidiary of SPV Management Limited that provides nexus and other services

SPV Jersey Limited

Oak Walk, St. Peter, Jersey, JE3 7EF
A subsidiary of SPV Management Limited that provides nexus and other services

SPV Cayman Limited

Q&H Corporate Services Ltd., Third Floor, Harbour Centre,
P.O. Box 1347, Georgetown, Grand Cayman, BWIO, Cayman Islands
A subsidiary of SPV Management Limited that provides nexus and other services

Bedell SPV Management (Jersey) Limited

26 New Street, St. Helier, Jersey JE2 3RA, Channel Islands
51% owned by SPV Management Limited
Provides nexus and other services

GTBA Holdings, Inc.

Rodney Square North
1100 North Market Street
Wilmington, DE 19890
A subsidiary of Wilmington Trust Corporation that holds our interest in Grant Tani Barash & Altman, LLC

Grant Tani Barash & Altman, LLC

Rodney Square North
1100 North Market Street
Wilmington, DE 19890
A subsidiary of GTBA Holdings, Inc.
A registered investment adviser

Grant, Tani, Barash & Altman Management, Inc.

Rodney Square North
1100 North Market Street
Wilmington, DE 19890
A subsidiary of GTBA Holdings, Inc.
A management company that provides employees to Grant Tani Barash & Altman. LLC and a registered
Investment adviser

WTC Camden, Inc.

Rodney Square North
1100 North Market Street
Wilmington, DE 19890

A subsidiary of Wilmington Trust Company

INACTIVE SUBSIDIARIES

WT Delaware Capital Corp. (Shell Co.)

Rodney Square North
1100 North Market Street
Wilmington, DE

Wilmington Investment Managers, Inc. (Shell Co.)

Rodney Square North
1100 North Market Street
Wilmington, DE

California Corporate Management, Inc. (Shell Co.)

Rodney Square North
1100 North Market Street
Wilmington, DE

WT Services of Delaware,Inc.

Rodney Square North
1100 North Market Street
Wilmington, DE
A subsidiary of Wilmington Trust Company that provides back-office support services to Wilmington Trust Company and its affiliates.

            Custody Services Limited (Inactive - Dissolved 12/31/99)
                      100 West Tenth Street Corp. (Active)
                     Holiday Travel Agency, Inc. (Active)
                 Wilmington Capital Management, Inc. (Inactive)
          WTC Pennsylvania Corp. (formerly Siobain-IX, Ltd.) (Active)
                           Siobain-VI, Ltd. (Active)
                          Siobain-VIII, Ltd. (Active)
                            Siobain-X. Ltd. (Active)
                 Taylor II Corporation (never actually formed)
                        Rockland Corporation (Inactive)

AFFILIATES

Cramer Rosenthal McGlynn, LLC

White Plains, New York
A registered investment adviser
(69.144% equity interest owned by WT Investments, Inc.)

Roxbury Capital Management, LLC

Santa Monica, California
A registered investment adviser
(30% profits interest owned by WT Investments, Inc.

40% equity interest owned by WT Investments, Inc.)

Clemente Capital, Inc.

152 West 57th Street
New York, New York 10017
(24.9% equity interest owned by WT Investments, Inc.)

Camden Partners Holdings, LLC

One South Street, Suite 215
Baltimore, MD  21202
(31.25% equity interest owned by WT Investments, Inc.)
A registered investment adviser

Camden Partners Equity Advisors, LLC

One South Street, Suite 215
Baltimore, MD  21202
100% owned by Camden Partners Holdings, LLC
A registered investment adviser

The Independence Group, Ltd.

c/o Mutual Risk Management (Cayman) Ltd.
Genesis Building, Second Floor
13 Jennett Street,P.O. Box 1363
G.T.
Grand Cayman, BWI
Formation Date: 1/11/02 under the laws of the Cayman Islands
No. of Units authorized: 35 units
Units Issued to Wilmington Trust Corporation: 1
One Voting Common Share, par value US $1.00, at a purchase price of US $100; and One New-Voting Redeemable Preferred Share, par value US $1.00, at a Purchase price of US $24,900.

ITEM 24. INDEMNIFICATION.

            The Fund's Amended and Restated Agreement and Declaration of Trust (the "Agreement") and Amended and Restated By-laws provide, among other things, that the trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent employee, investment adviser or distributor of the Fund, nor shall any trustee be responsible for the act or omission of any other trustee, and the Fund out of its assets may indemnify and hold harmless each trustee and officer of the Fund from and against any and all claims, demands, costs, losses, expenses and damages whatsoever arising out of or related to such trustee's performance of his or her duties as a trustee or officer of the Fund; provided that the trustees and officers of the Fund shall not be entitled to an indemnification or held harmless if such liabilities were a result of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. (See
Article IX of the Agreement incorporated by reference as Exhibit 22(a)(i)(a) and
Article IX of the Fund's By-laws incorporated by reference as Exhibit 22(b)).

            The Trust is party to an investment advisory agreement with each of RSMC, CRM and Roxbury (each, an "Adviser") and the Fund is party to an investment advisory agreement with each of RSMC and Roxbury. Each of the foregoing investment advisory agreements with the Trust and the Fund provide that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under their respective agreements, the Adviser shall not be subject to liability to the Trust or the Fund, any Series of the Trust or the Fund or any of its shareholders for any act or omission in the course of, or connected with, rendering services under such agreements or for any losses that may be sustained in the purchase, holding or sale of any security or the making of any investment for or on behalf of the Trust or the Fund. Any liability of an Adviser to any series of the Trust or the

Fund shall not automatically impart liability on the part of such Adviser to any other series of the Trust or the Fund. No series of the Fund shall be liable for the obligations of any other series of the Fund.

            The Trust is also party to a sub-advisory agreement with each of GSAM, JBIMI, AEW, REMS, PPA, ASA, M&C, BLM, EBS, EIC, BFM, SFM, First Quadrant CRM and Roxbury (each, a Sub-Adviser). Each of the foregoing sub-advisory agreements provides that the Sub-Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by its respective sub-advisory agreement, or in accordance with (or in the absence of) specific directions or instructions from the Trust or Rodney Square Management Corporation, provided, however, that such acts or omissions shall not have resulted from the Sub-Adviser's willful misfeasance, bad faith, gross negligence or a reckless disregard of duty under its sub-advisory agreement.

            Indemnification of Professional Funds Distributor, LLC (the "Distributor"), the Fund's principal underwriter against certain losses is provided for in Section 10 of the Underwriting Agreement with the Distributor incorporated by reference as Exhibit (e)(1) hereto. In Section 10 of the Underwriting Agreement, the Fund agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense, arising by reason of any person acquiring any Shares, based upon the ground that the registration statement, prospectus, Shareholder reports or other information filed or made public by the Fund (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements made not misleading. However, the Fund does not agree to indemnify the Distributor or hold it harmless to the extent that the statements or omission was made in reliance upon, and in conformity with, information furnished to the Fund by or on behalf of the Distributor.

            Indemnification of RSMC in its capacity as administrator and accounting agent against certain losses is provided for in Section 12 of the Administration and Accounting Services Agreement with RSMC incorporated by reference as Exhibit (h)(ii)(a) hereto. The Fund, on behalf of each series of the Fund, agrees to indemnify and hold harmless RSMC, its affiliates and its authorized agents from all taxes, charges, expenses, assessments, claims and liabilities (including, without limitation, liabilities arising under the securities laws and any state or foreign securities and blue sky laws, and amendments thereto), and expenses, including (without limitation) attorneys' fees and disbursements arising directly or indirectly from any action or omission to act which RSMC, its affiliates or its authorized agents take (i) at the request or on the direction of or in reliance on the advice of the Fund or
(ii) upon oral instructions or written instructions. Neither RSMC, nor any of its affiliates or agents, shall be indemnified against any liability (or any expenses incident to such liability) arising out of RSMC's or its affiliates or its agents' own willful misfeasance, bad faith, gross negligence or reckless' disregard of its duties and obligations under the Administration and Accounting Services Agreement.

ITEM 25. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS.

(i)    Rodney Square Management Corporation ("RSMC")

       The only employment of a substantial nature of each of RSMC's directors and officers is with RSMC and its affiliated companies.

(ii)   Cramer Rosenthal McGlynn, LLC ("CRM")

      The only employment of a substantial nature of each of CRM's directors and officers is with CRM.

(iii)  Roxbury Capital Management, LLC ("Roxbury")

      The only employment of a substantial nature of each of Roxbury's directors and officers is with Roxbury.

(iv)   AEW Management and Advisors, L.P. ("AEW")

      The only employment of a substantial nature of each of AEW's directors and officers is with AEW.

(v)    Real Estate Management Services Group, LLC ("REMS").

      The only employment of a substantial nature of each of REMS' directors and officers is with REMS.

(vi) Goldman Sachs Asset Management, L.P. Set forth below are the names and businesses of certain managing directors of GSAM L.P who are engaged in any other business, profession, vocation or employment of a substantial nature.

      Name                     Position With Sub-Adviser                           Other Affiliations
---------------------          ----------------------------          -----------------------------------------------
Henry M. Paulson, Jr.          Managing Director                     Chairman, Chief Executive Officer and Director,
                                                                     The Goldman Sachs Group, Inc.

Robert J. Hurst                Managing Director                     Vice Chairman and Director, The Goldman Sachs
                                                                     Group, Inc.,

John A. Thain                  Managing Director                     President, Co-Chief Operating Officer and
                                                                     Director, The Goldman Sachs Group, Inc.

John L. Thornton               Managing Director                     President, Co-Chief Operating Officer and
                                                                     Director, The Goldman Sachs Group, Inc

David W. Blood                 Managing Director and Co-             Director, Goldman Sachs Asset Management
                               Head(Asset Management Group)          International

(viii) Julius Baer Investment Management LLC

The only employment of a substantial nature of each of JBIM's directors and officers is with JBIM and its affiliated companies.

(viii) Parametric Portfolio Associates

       Parametric Portfolio Associates, LLC ("PPA") is a registered investment adviser providing investment management services to the Fund. PPA is a majority-owned subsidiary of Eaton Vance Corp. The directors and officers of PPA are set forth below.

     Name                      Position with Sub-Adviser                       Other Affiliations
----------------            --------------------------------     ----------------------------------------------
Andrew Abramsky             Chief Operating Officer, Manager     None

Brian Langstraat            Chief Executive Officer, Manager     None
                            and Secretary

David M. Stein              Chief Investment Officer, Manager    None

Aaron Singleton             Chief Financial Officer, Chief       None
                            Compliance Officer, Treasurer

James B. Hawkes             Manager                              Eaton Vance Corp., Chairman, President and CEO

Thomas Faust                Manager                              Eaton Vance Corp., Executive VP, Director

(ix)   Armstrong Shaw Associates, Inc.

       The only employment of a substantial nature of each of ASA's directors and officers is with ASA.

(x)    Montag & Caldwell, Inc.

       The only employment of a substantial nature of each of Montag & Caldwell's directors and officers is with Montag & Caldwell or its parent company, ABN AMRO Asset Management.

(xi)   Bennett Lawrence Management, LLC

       The only employment of a substantial nature of each of BLM's directors and officers is with BLM.

(xii)  Eubel Brady and Suttman Asset Management, , Inc.

       The only employment of a substantial nature of each of EBS's directors and officers is with EBS.

(xiii) Equity Investment Corporation

       The only employment of a substantial nature of each of EIC's directors and officers is with EIC.

(xiv)  Batterymarch Financial Management, Inc.

       Batterymarch Financial Management, Inc. ("Batterymarch") is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The following is a list of other substantial business activities in which directors, officers or partners of Batterymarch have been engaged as director, officer, employee, partner, or trustee.

        Name                Position with Sub-Adviser                           Other Affiliations
--------------------    --------------------------------    ------------------------------------------------------------
Deepak Chowdhury        Director                            Vice President and Director, Legg Mason Fund Adviser, Inc.
                                                            Senior Vice President, Legg Mason, Inc.
                                                            Senior Vice President, Legg Mason Wood
                                                            Walker, Incorporated
                                                            Non-Employee Director of various Legg Mason, Inc. affiliates

William L. Elcock       CEO and Senior Portfolio Manager    None
                        and Director

Edward A. Taber III     Director                            Executive Vice President, Legg Mason, Inc.
                                                            Vice President and Director 3040692 Nova Scotia Company
                                                            Non-Employee Director of various Legg Mason,
                                                            Inc. affiliates.

Phillip E. Channen      Assistant Secretary and Chief       None
                        Compliance Officer

Margaret J. Coughlan    Assistant Treasurer                 None

Thomas Linkas           Chief Investment Officer            None

Francis X. Tracy        President, Treasurer,               None
                        Secretary and CFO

Tania Zouikin           Chairman


(xvi)  Systematic Financial Management L.P.

       The only employment of a substantial nature of each of SFM's directors and officers is with SFM.

(xvii) First Quadrant L.P.

       First Quadrant, L.P. currently serves as general partner and investment adviser for two unregistered funds organized as Delaware limited partnerships, and as investment adviser for four unregistered offshore funds. First Quadrant has a beneficial interest in FQN Management, LLC ("FQN"), a SEC registered investment adviser. First Quadrant has an affiliation (by virtue of Affiliated Managers Group, Inc.'s majority equity ownership position in each of First Quadrant and Managers Investment Group LLC ("Managers")), and arrangement with Managers to provide sub-advisory services to an affiliated mutual fund company known as Managers AMG Funds. Any other substantial employment of the partners, directors, and officers of First Quadrant, L.P. is noted below.

       Name                                  Position with Sub-Adviser               Other Affiliations
---------------------              ----------------------------------------------  -----------------------
Ronnie M. Darnell                  Chief Investment Officer and Limited Partner    Vice President, FQN
Curtis J. Ketterer                 Chief Operating Officer and Limited Partner     Chief Operating Officer
                                                                                   and Treasurer, FQN
Christopher G. Luck                Director of Equities, Director of Equity        Vice President and
                                   Portfolio Management and Limited Partner        Secretary, FQN
Timothy S. Meckel                  Director of Client Service and Limited Partner  None
Phillip T. Miller                  Director of Options and Derivative Products     None
                                   and Limited Partner
Kent C. Roberts II                 Director of Marketing and Limited Partner       None
Mark A. Arredondo                  Chief Information Officer                       None
Joel L. Brouwer                    Chief Financial Officer                         None
Kenneth R. Funk                    Chief Compliance Officer                        None

       Name                                  Position with Sub-Adviser               Other Affiliations
---------------------              ------------------------------------------      -----------------------
Andre Francois Perold              Chairman of the Advisory Panel and Limited      Founder and Chair of the
                                   Partner                                         Investment Committee of HighVista
                                                                                   Strategies; George Gund Professor of
                                                                                   Finance and Banking, Harvard Business
                                                                                   School; Director, The Vanguard Group;
                                                                                   Board Chairman, Unx; Chairman of the
                                                                                   Investment Committee, Shady Hill School;
                                                                                   Member of the Advisory Board of: RRE
                                                                                   Investors, The Debt Exchange, The Rock
                                                                                   Creek Group and FIA Timber Partners

ITEM 26. PRINCIPAL UNDERWRITER.

      (a) Professional Funds Distributor, LLC (the "Distributor") acts as principal underwriter for the following investment companies as of August 23, 2004:

                       Armada Funds
                       Armada Advantage Fund
                       WT Investment Trust

      Professional Funds Distributor, LLC is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. Professional Funds Distributor, LLC is located at 760 Moore Road, King of Prussia, Pennsylvania 19406.

      (b) The following is a list of the executive officers, directors, and partners of Professional Funds Distributor, LLC:

                Philip H. Rinnander               President & Owner
                Barbara A. Rice                   Vice President
                Thomas L. Schwegel                Vice President
                Jennifer DiValerio                Vice President

      (c) Not applicable.

ITEM 27. LOCATIONS OF ACCOUNTS AND RECORDS.

All accounts and records are maintained by the Fund, or on its behalf by Rodney Square Management Corporation, 1100 N. Market Street, Wilmington, DE 19890 and the Fund's administrator, transfer agent, dividend-paying agent and accounting services agent, PFPC Inc., 301 Bellevue Parkway, Wilmington, DE 19809.

ITEM 28. MANAGEMENT SERVICES.

There are no management-related service contracts not discussed in Part A or Part B.

ITEM 29. UNDERTAKINGS.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Fund furnishes the following undertaking:

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Fund pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a trustee, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 30 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Wilmington, State of Delaware on the 11th day of May 2005.

                                                WT MUTUAL FUND

                                            By: /s/ Robert J. Christian
                                                ------------------------------
                                                Robert J. Christian, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Robert H. Arnold *                           Trustee                                 May 11, 2005
-----------------------------
Robert H. Arnold

/s/ Eric Brucker *                               Trustee                                 May 11, 2005
-----------------------------
Eric Brucker

/s/ Robert J. Christian                          Trustee, President, Chief               May 11, 2005
-----------------------------                    Executive Officer
Robert J. Christian

/s/ John R. Giles                                Vice President, Chief Financial         May 11, 2005
-----------------------------                    Officer and Treasurer
John R. Giles

/s/ Nicholas A. Giordano *                       Trustee                                 May 11, 2005
-----------------------------
Nicholas A. Giordano

/s/ Louis Klein, Jr. *                           Trustee                                 May 11, 2005
-----------------------------
Louis Klein, Jr.

/s/ Clement C. Moore, II *                       Trustee                                 May 11, 2005
-----------------------------
Clement C. Moore, II

/s/ John J. Quindlen *                           Trustee                                 May 11, 2005
-----------------------------
John J. Quindlen

/s/ Fred Filoon *                                Trustee                                 May 11, 2005
-----------------------------
Fred Filoon

/s/ Mark Sargent *                               Trustee                                 May 11, 2005
-----------------------------
Mark Sargent

         * By   /s/ Robert J. Christian
                --------------------------
                Robert J. Christian
                Attorney-in-Fact

                                  EXHIBIT INDEX

EXHIBIT NO.                DESCRIPTION
22(d)(v)(b)                Amendment No. 1 to the Sub-Advisory Agreement among
                           the Trust, on behalf of the International
                           Multi-Manager Series, RSMC and JBIM is filed
                           herewith.

22(d)(vi)(b)               Amendment No. 1 to the Sub-Advisory Agreement among
                           the Trust, on behalf of the Real Estate Series, RSMC
                           and AEW is filed herewith.

22(d)(ix)(b)               Amendment No. 1 to the Sub-Advisory Agreement among
                           the Trust, on behalf of the Large Cap Multi-Manager
                           Series, RSMC and ASA is filed herewith.

22(d)(x)(b)                Amendment No. 1 to the Sub-Advisory Agreement among
                           the Trust, on behalf of the Large Cap Multi-Manager
                           Series, RSMC and M&C is filed herewith.

22(d)(xii)(b)              Amendment No. 1 to the Sub-Advisory Agreement among
                           the Trust, on behalf of the Mid Cap Multi-Manager
                           Series, RSMC and EBS is filed herewith.

22(d)(xiii)(b)             Amendment No. 1 to the Sub-Advisory Agreement among
                           the Trust, on behalf of the Mid Cap Multi-Manager
                           Series, RSMC and EIC is filed herewith.

22(d)(xiv)(b)              Amendment No. 1 to the Sub-Advisory Agreement among
                           the Trust, on behalf of the Small Cap Multi-Manager
                           Series, RSMC and BFM is filed herewith.

22(d)(xvi)(b)              Amendment No. 1 to the Sub-Advisory Agreement among
                           the Trust, on behalf of the Large Cap Quantitative
                           Series, the Mid Cap Quantitative Series, and the
                           Small Cap Quantitative Series, RSMC and Parametric
                           Portfolio Associates LLC is filed herewith.

22(d)(xviii)               Form of Sub- Advisory Agreement.

22(d)(xx)                  Form of Advisory Agreement between the Fund and
                           Roxbury on behalf of the Roxbury Mid Cap Fund and
                           Roxbury Small Cap Growth Fund.

22(h)(iv)                  Shareholder Service Plan for the Roxbury Funds.

22(h)(viii)                Compliance, Support and Record Keeping Services
                           Agreement with RSMC.

22(m)(i)                   Plan of Distribution to Rule 12b-1.

22(n)(i)                   Amended and Restated Multiple Class Plan pursuant to
                           Rule 18f-3.

22(p)(ii)                  Code of Ethics of Cramer Rosenthal McGlynn, LLC.

22(q)(i)(c)                Power of Attorney for Fred Filoon.